UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

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Metropolitan Series Fund, Inc. Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio) Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

Artio Global Management LLC (“Artio”), the Portfolio’s subadviser prior to February 1, 2012, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2011. On February 1, 2012, Baillie Gifford Overseas Limited (“Baillie Gifford”) succeeded Artio as the subadviser to the Portfolio and the name of the Portfolio was changed from the Artio International Stock Portfolio to the Baillie Gifford International Stock Portfolio. This commentary and performance does not reflect the management of Baillie Gifford.

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -19.87%, -20.13%, and -19.98%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -13.71%.

MARKET ENVIRONMENT/CONDITIONS

2011 did not lack for headlines. The rising economic uncertainty bred by ineffective government policies in combination with nervous investors quick to draw parallels to past financial crises, led to significant market whipsaws during the year ended December 31, 2011. In such an environment of limited visibility, high-rated fixed-income securities and cash did best, while “riskier” investments were shunned by asset allocators and investors alike. Even regions with strong growth prospects and relatively insulated from the epicenter of the current crisis, namely the emerging markets, experienced a significant sell-off.

One of the key uncertainties that drove the markets this year was the fate of the euro and the integrity of the Eurozone. Our view was that worsening current account and budget deficits affecting the majority of the developed world would eventually lead to weaker currencies and/or a bondholder revolt, and hence, reduced government support. These two conditions typically coincide with weaker domestic demand and higher exports to stronger growth regions. Furthermore, our analysis led us to the conclusion that demand for goods and services from the emerging markets would be stronger than that of the developed world due to limited leverage and low penetration levels.

In our opinion, the challenges hindering expansion are both structural and cyclical. The structural ones, and the primary cause for a lot of the inherent headwinds, emanate from the developed world’s over-dependence on consumption and/or fiscal support. What this means is that most individuals and governments have become accustomed to consuming more than they earned by borrowing extensively. These structural impediments have been augmented by cyclical factors originating from the fact that the global economy has still not recovered from the 2008 financial crisis and continues to operate far below full potential. Unfortunately, one of the vicious consequences of high leverage is that it leads to increasing vulnerability during periods of stress. Similar to a company that has borrowed too heavily and is more at risk during a recession, a country that has too much debt will experience greater distress during a crisis and will have fewer available remedies for normalization. These dynamics have led to increased social tensions culminating recently in street protests, anti-government demonstrations and the emergence of radical movements such as Occupy Wall Street.

Governments, despite their stretched resources, are not idle observers of the unfolding transition to the “new normal” state. Just as a parent would constantly try new cures to help a sick child, policy-makers will continue to apply novel approaches in an attempt to resuscitate the global economy. While expansionary fiscal policies have been limited due to overburdened government balance sheets, policymakers in some countries such as the U.S., U.K., and Japan have had to rely more heavily on the second available “bazooka” tool, that of monetary easing. In this instance, however, the policy’s effect which has been limited and largely temporary because while providing greater liquidity at low rates is, in theory, a stimulant, that is not true during periods of deleveraging when its impact is more muted. The positive side effect from monetary easing, however, is derived from the weakening of the respective local currency and the corresponding increase in the competitiveness of a country’s exports. The U.S. and U.K. have engaged in such a policy but the European Central Bank (ECB), due to opposition from Germany, has not.

As the year neared a close, leaders of European Union nations worked overtime on a deal to save the euro. The treaty had multiple goals including a show of resolve to protect the larger economies of Italy and Spain, revise the economic governance of the Eurozone, and prevent further debt crises. However, Britain refused to participate without additional language providing extra protection for its financial sector and effectively caused the treaty’s prospects to collapse. As these events unfolded, market volatility began to subside as the year came to a close. Also providing a degree of hope for investors were some encouraging signs out of the U.S. suggesting that the world’s largest economy is perhaps more resilient amid the current global crisis than originally thought.

The Japanese market in 2011 was largely affected by the natural and nuclear disasters that took place on March 11. Weak leadership—the country’s sixth prime minister in five years was installed—continues to plague the recovery from the earthquake and tsunami. The country’s ballooning government total gross debt (it stands at more than twice the size of its $5 trillion economy) is rated more risky than that of Italy and Spain. In October, the Japanese government announced the daunting task of temporarily raising taxes to help cover the huge reconstruction costs of areas affected by the natural and nuclear disasters. While the Japanese Central Bank warned of the risks facing the global economy (but left their nation’s monetary policy unchanged), the IMF (International Monetary Fund) forecast the Japanese economy will be the fastest growing among developed nations due to the large fiscal outlays for rebuilding.

Across emerging markets, we observed a bifurcation in the marketplace. Companies, sectors and regions that were focused on funding or building-out fixed asset infrastructure suffered a worse fate than those that targeted domestic consumption. As inflationary pressures

MSF-1

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

rose significantly in the developing world, culminating in the Arab Spring uprising, authorities stepped in to reign in rising prices. Higher interest rates, price controls, and tighter regulations were some of the attempts by the states to mitigate the impact of a more difficult economic environment on the broader population. As an offsetting measure, governments looked to find ways to boost domestic consumption.

Over the last decade, developing nations have demonstrated tremendous growth, garnering a rapidly growing share of the world’s gross domestic product (GDP). Emerging economies’ contribution to world GDP rose from 20% in 2001 to 38% (estimated) at the end of 2011. Despite these strong growth prospects, most global investors have shunned the region’s capital markets, resulting in emerging market stock underperformance versus developed markets.

The main reason for the emerging markets’ weakness began due to the fear of rising inflation and the focus of respective central banks to suppress it. Significant fiscal stimuli, administered after the 2008 crisis, combined with the consequences of loose monetary policy in many parts of the world, led to overheating and higher input resource prices for many developing nations. An example of this rise was the increase in China’s headline consumer price index (CPI) from -1.8% in July 2009 to 6.5% in July 2011. Once anti-inflationary measures came into effect, combined with the economic weakness in Europe and the U.S., investors swung to the other extreme in fear of an imminent slowdown in emerging markets. It is our view that these fears are of a temporary and cyclical nature. Our conviction in the structural long-term story of these two large markets is predicated on the vast opportunities for growth in consumption (as a result of their growing middle class), and in Indian infrastructure spending where there is a significant need for fixed asset investment.

In the case of China, the current concern is that the authorities have created too much liquidity in the system which got re-injected back into the economy primarily through fixed asset investment (FAI) and real estate development. From 2008 through 2010, FAI grew from a little over 30% of GDP to more than 45%. Similarly, residential property sales almost doubled during 2010, leading to plenty of anecdotal evidence of real estate speculation and unoccupied apartments. Some China observers have likened these developments to what transpired in the U.S. during the property bubble of 2003-2007. Our view, however, is that given the long-term urbanization trend ongoing in China along with much more limited use of leverage by real estate buyers and the vast reserves and other resources available to the Chinese government, the impact of potential excess supply of properties in the market will be contained over the longer term. Furthermore, officials have already started to reign in prices and their policies are having an effect. This is a quote from Chinese Premier Wen Jiabao: “... there won’t be the slightest wavering in property-tightening measures... we aim to lead the housing price back to a reasonable level and promote a healthy development of the real estate industry at the same time.”

The Chinese government’s target is to bring consumption to 50% of GDP over the next decade and therefore, on a relative basis, FAI should subside to 35% of GDP, a number in line with other industrialized Asian economies. Authorities have undertaken a series of steps to stimulate domestic consumption at the expense of further FAI—raising minimum wages, introducing social housing, launching universal healthcare coverage—all targeted at raising standards of living and providing a “social safety net” thus decreasing the need for high personal savings. Given resources and commitment to this goal, we believe that rebalancing the domestic economy will be ultimately feasible albeit difficult and challenging along the way. That is why the majority of our Chinese investments during the year were targeted towards the rise in domestic consumption.

The rise in incomes in emerging markets has helped increase the standard of living as evidenced by modern housing, better food and branded fashion. However, one of the adverse consequences of better, richer diets is the growth in obesity cases. Higher obesity is often correlated to higher incidence of diabetes. Diabetes cases have been on the rise in the BRIC (Brazil, Russia, India, and China) countries and are projected to continue their trajectory upward. While the prevalence of obesity and diabetes is accelerating in emerging markets, the diagnosis and treatment is lagging. Furthermore, due to lack of “best in class” pharmaceuticals, few of those being diagnosed and treated are achieving the targeted results. However, as healthcare spending per capita continues to increase and more and more people get diagnosed and treated with the most efficacious medicines, this gap should start to close versus the developed world. We feel this creates enormous opportunities for the leaders in diabetes treatment to capitalize on this growth.

Policy uncertainty emanating from all parts of the world created significant market volatility for the majority of 2011. Correlations among asset classes rose, macroeconomic news drove investment sentiment and bottom-up fundamental analysis appeared to take a back seat in this bumpy ride. We believe that a resolution of the European sovereign debt crisis will go a long way toward calming investors and bringing back into focus sensible, long-term investments.

PORTFOLIO REVIEW/YEAR-END POSITIONING

Overall, our observations clearly point that top-down macro factors were the main drivers of the markets in 2011. During the last twelve months the world saw a great amount of policy uncertainty stemming from the inadequate response of European policymakers to the continent’s sovereign debt crisis, the political brinksmanship of U.S. politicians, and fears of a slowdown in China. This uncertainty led to significant stock market volatility. In light of these factors, we focused our investment selection on companies that were geared towards continued growth in the developing world, including both developed world-based exporters and leading emerging markets-based companies. However, the “risk-off” environment, combined with concerns of a global economic slow-down, adversely impacted the Portfolio’s overweight positioning in such investments, driving the majority of underperformance.

MSF-2

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

Specifically, within the developed world, our overweight positioning in certain export-oriented Consumer Discretionary and capital goods stocks contributed to the negative performance. Despite continued solid results from their emerging markets operations, investors sold off these stocks as they feared a likely cyclical slowdown in their domestic businesses.

Conversely, the sectors that received the greatest attention from investors were those that traditionally exhibit more defensive characteristics such as Consumer Staples, Healthcare (pharmaceuticals), Telecommunications, and regulated Utilities. The Portfolio started the year with an underweight positioning in these sectors as, in our view, each of them faced specific challenges. In the case of Consumer Staples, it was raw materials’ cost inflation combined with limited growth opportunities; in Healthcare pharmaceuticals—patent expirations and declining pipelines; in Telecommunications and Utilities—heightened risk of greater regulation and taxation. The underweight to some of these defensive sectors early in the year further explains the below-benchmark performance.

Lastly, while results benefitted from a continued underweight to developed markets Financials amid the flaring sovereign debt crisis, stock selection detracted. One of the Portfolio’s larger holdings, Lloyd’s, a U.K. commercial bank which attracted us because of its leading market positioning, strong margins, focused operations and a proactive management, turned out to have greater loan write-downs and greater forced branch divestitures than we estimated.

Our stock selection in emerging markets was a detractor during 2011. Across emerging markets, we observed a bifurcation in the marketplace. Companies, sectors, and regions that were focused on funding or building-out fixed asset infrastructure suffered a worse fate than those that targeted domestic consumption. As inflationary pressures rose significantly in the developing world, culminating in the Arab Spring uprising, authorities stepped in to reign in rising prices. Higher interest rates, price controls, and tighter regulations were some of the attempts by the states to mitigate the impact of a more difficult economic environment on the broader population. As an offsetting measure, governments looked to find ways to boost domestic consumption. Our positioning during the year reflected this bifurcation. The Portfolio maintained an overweight focus on the largest markets with vast populations and opportunities for consumption growth such as China, India, and Russia, while underweighting regions that were geared towards fixed asset investment and developed world exports, such as Brazil, Korea, and Taiwan. Within China, where we concentrated on domestic consumption sectors, the relatively large overweight detracted as the country’s stock markets underperformed the benchmark. In India, where inflation spikes were most pronounced and interest rates hikes most frequent, the Portfolio’s investments in banking and infrastructure-related stocks underperformed after the country’s authorities raised funding costs through tighter monetary policies. The underweight positioning in Korea and Taiwan, coupled with solid stock selection in these two countries, added to positive relative performance.

Our investment case in India centered primarily on infrastructure investments. One of the main issues concerning those investing in the country has been the chronically high inflation and lack of adequate infrastructure—a bottleneck which raises the cost of doing business. Steps taken toward improving these issues will go a long way toward providing investor comfort. In this area, India significantly lags China and the need to upgrade its urban infrastructure is acute. Government projections argue that India ought to spend about $950 billion over the next 20 years on services including power, water and sewers. According to the 2011 census, the number of Indians living in urban areas has increased to 400 million, or about 31% of the population. The country now has 50 cities with more than 1 million people up from 35 a decade ago. All of this presents significant business opportunities which is why our main investment focus in India was on companies that we felt would facilitate the infrastructure build-out. Clearly this is a process that will have its own challenges. India, unlike China, still runs a trade deficit, i.e., it needs external funding for the consumption of its goods and services. Therefore the country will take more time and need creative financing sources, such as public-private partnerships, a more efficient approval process and less bureaucracy and corruption in order to move its infrastructure development forward.

In Eastern Europe and Russia, the Portfolio’s largest positions were in bank stocks. We have long liked the Financial sector in this region due to its concentrated structure, high profitability and solid growth prospects underpinned by low levels of penetration. Unfortunately, the attractiveness of the sector was overwhelmed by the full-blown banking crisis in nearby Western Europe. Furthermore, unexpected government intervention favoring the consumer further hurt performance. In the case of one of the Portfolio’s Russian bank holdings, the government “engineered” a takeover of a failing bank, and in the case of a large Austrian bank with operations in Eastern Europe, the authorities forced contractual changes of Swiss-denominated mortgages to alleviate the burden on the local borrowers. Last, but not least, an overweight in some local emerging markets currencies, namely the Indian rupee and the Russian ruble, detracted.

On the positive side, an underweight position in Japan, coupled with strong stock selection focusing on companies with leading global brands, strong corporate governance and rational capital allocation added to the Portfolio’s performance. Similarly, the Portfolio benefited from exposure to the airport industry, an area that attracted us because of its quasi-monopolistic features and revenue visibility.

At the end of 2011, we were overweight China, in particular consumer-focused companies, and India, where we owned selected companies facilitating infrastructure development. Among the other emerging markets, we maintained our overweight in Russia (though reduced), due to the very attractive valuations of the country’s stock market and the secular growth prospects of its banking sector and select consumer-related companies.

MSF-3

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

In terms of sectors, we maintained our overweight in Consumer Discretionary stocks, primarily those that have significant exposure to the emerging market consumer. Within the Portfolio, we also maintained an overweight to the airport industry (Industrials). Given our view that economies in the developed world will continue to operate at below-trend levels, we increased holdings in some defensive sectors such as Consumer Staples, Healthcare (pharmaceuticals), Telecommunications, and Utilities by selecting companies we felt had global foot-prints, attractive valuations, reasonable growth expectations and relatively high dividends. We also increased the allocation to other companies we believe have high, sustainable dividend yields, strong free cashflow, solid returns on invested capital and larger market capitalization. Companies with such characteristics tend to fare better during times of limited visibility.

The rapid shift in sentiment, as the sovereign debt crisis deteriorated this past summer, created the majority of the underperformance to occur in the latter half of 2011.

Rudolph-Riad Younes

Richard Pell

Portfolio Managers

Artio Global Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-4

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Baillie Gifford International Stock Portfolio
Class A	-19.87	-8.34	1.05	—
Class B	-20.13	-8.58	—	0.78
Class E	-19.98	-8.47	0.90	—
MSCI All Country World ex-U.S. Index	-13.71	-2.92	6.31	—

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/91, 5/1/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Royal Dutch Shell plc (Class A)	2.6
Vodafone Group plc	2.3
BG Group plc	1.9
Novo Nordisk A/S	1.8
Nestle S.A.	1.7
BHP Billiton plc	1.7
Suncor Energy, Inc.	1.6
Novartis AG	1.5
HSBC Holdings plc	1.5
Barrick Gold Corp.	1.4

Top Countries

% of Net Assets
United Kingdom	20.7
France	10.7
Japan	10.3
Germany	9.6
Switzerland	8.9
China	7.3
Canada	6.3
Hong Kong	3.0
Netherlands	2.0
South Korea	1.8

MSF-5

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.92%	$1,000.00	$785.40	$4.14
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.69

Class B(a)	Actual	1.17%	$1,000.00	$783.60	$5.26
	Hypothetical*	1.17%	$1,000.00	$1,019.24	$5.95

Class E(a)	Actual	1.07%	$1,000.00	$784.50	$4.81
	Hypothetical*	1.07%	$1,000.00	$1,019.75	$5.45

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-6

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Schedule of Investments as of December 31, 2011

Common Stock—91.9% of Net Assets

Security Description	Shares	Value*

Australia—1.5%
Asciano Group (a)	337,611	$1,558,037
Newcrest Mining, Ltd.	256,529	7,787,696
Sydney Airport Holdings, Ltd. (a)	659,735	1,797,081

		11,142,814

Belgium—0.4%
Anheuser-Busch InBev NV	44,916	2,749,280

Canada—6.3%
Barrick Gold Corp. (a)	234,153	10,627,095
Cenovus Energy, Inc.	106,586	3,546,053
Goldcorp, Inc.	68,804	3,059,083
Ivanhoe Mines, Ltd. (a) (b)	382,675	6,807,878
Kinross Gold Corp.	69,841	798,791
Pan American Silver Corp.	19,491	427,064
Potash Corp. of Saskatchewan, Inc.	234,777	9,722,633
Suncor Energy, Inc.	410,931	11,873,091

		46,861,688

China—7.3%
Anhui Conch Cement Co., Ltd. (a)	133,000	391,759
Baidu, Inc. (ADR) (a) (b)	77,496	9,025,960
Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd. (a) (b)	689,420	737,563
China Merchants Holdings International Co., Ltd.	1,078,468	3,112,057
China Mobile, Ltd.	462,500	4,509,215
China National Building Material Co., Ltd. (a)	662,000	751,269
China Petroleum & Chemical Corp.	2,068,000	2,178,172
China Resources Enterprise, Ltd.	1,481,000	5,042,516
China Shenhua Energy Co., Ltd.	251,000	1,089,083
CNOOC, Ltd.	2,088,000	3,663,337
Ctrip.com International, Ltd. (ADR) (a) (b)	156,035	3,651,219
Dongfeng Motor Group Co., Ltd. (a)	2,866,000	4,913,378
Geely Automobile Holdings, Ltd. (a)	3,020,000	656,929
Golden Eagle Retail Group, Ltd. (a)	1,832,000	3,869,319
Intime Department Store Group Co., Ltd. (a)	1,768,000	1,802,393
Lenovo Group, Ltd.	1,136,000	754,907
PetroChina Co., Ltd.	3,022,000	3,765,943
Wumart Stores, Inc. (a)	1,668,000	3,482,726
Zhuzhou CSR Times Electric Co., Ltd. (a)	311,000	679,662

		54,077,407

Czech Republic—0.3%
Komercni Banka A.S.	13,767	2,336,991

Denmark—1.8%
Novo Nordisk A/S	112,120	12,927,620

Finland—0.2%
Fortum Oyj	69,347	1,478,722

France—10.7%
Air Liquide S.A.	24,285	3,008,013
BNP Paribas S.A.	46,532	1,825,719
CFAO S.A. (a)	65,613	2,223,603

France—(Continued)
Cie Generale d’Optique Essilor International S.A.	124,956	$8,829,634
Danone	125,240	7,884,318
Eutelsat Communications S.A.	61,703	2,408,504
GDF Suez	123,164	3,357,218
lliad S.A. (a)	24,743	3,058,831
LVMH Moet Hennessy Louis Vuitton S.A.	73,784	10,418,609
PPR S.A. (a)	26,611	3,814,257
Safran S.A.	53,503	1,602,815
Sanofi-Aventis S.A.	101,781	7,464,101
Schneider Electric S.A.	147,725	7,737,523
SES S.A.	90,791	2,183,029
Société Générale S.A.	27,020	601,026
Technip S.A.	23,892	2,238,020
Total S.A. (a)	172,507	8,824,653
Vinci S.A.	28,133	1,230,139

		78,710,012

Germany—8.6%
Adidas AG	16,292	1,062,068
Allianz SE	34,021	3,258,695
BASF SE	71,524	4,999,346
Bayer AG	44,431	2,846,958
Bayerische Motoren Werke AG	31,378	2,102,482
Brenntag AG (b)	28,082	2,614,614
Continental AG	24,673	1,539,161
Daimler AG	48,636	2,139,718
Deutsche Bank AG	111,758	4,233,526
Deutsche Post AG	127,226	1,960,439
Deutsche Telekom AG	223,746	2,572,784
E.ON AG	168,695	3,634,427
Fraport AG	200,253	9,870,078
Fresenius SE	94,858	8,794,969
Henkel AG & Co. KGaA	5,772	280,016
RWE AG	46,586	1,635,675
SAP AG	73,720	3,906,552
Siemens AG	65,190	6,248,778

		63,700,286

Hong Kong—3.0%
Belle International Holdings, Ltd. (a)	3,009,000	5,272,640
Hang Lung Properties, Ltd.	2,600,000	7,391,801
L’Occitane International S.A. (a) (b)	680,591	1,363,031
Li & Fung, Ltd. (a)	1,642,000	3,018,596
Sands China, Ltd. (b)	1,046,400	2,965,678
Wynn Macau, Ltd. (a) (b)	809,200	2,014,868

		22,026,614

India—0.2%
Mundra Port & Special Economic Zone, Ltd.	600,479	1,355,033

Ireland—1.6%
CRH plc (a)	114,074	2,253,715
Dragon Oil plc (b)	797,726	5,666,575
WPP plc	371,196	3,877,879

		11,798,169

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Israel—0.6%
Teva Pharmaceutical Industries, Ltd. (ADR)	109,836	$4,432,981

Italy—1.2%
ENI S.p.A.	195,649	4,050,291
Intesa Sanpaolo S.p.A.	403,280	671,330
Saipem S.p.A.	92,172	3,904,516

		8,626,137

Japan—10.3%
Aisin Seiki Co., Ltd.	19,401	551,873
Canon, Inc. (a)	91,267	4,037,413
Daikin Industries, Ltd.	14,432	394,458
Fanuc, Ltd.	44,763	6,840,239
Honda Motor Co., Ltd. (a)	219,583	6,685,066
Isuzu Motors, Ltd.	813,000	3,752,914
Itochu Corp.	298,557	3,026,573
KDDI Corp.	395	2,542,125
Komatsu, Ltd.	313,825	7,316,722
Mitsubishi Corp.	133,819	2,697,762
Mitsubishi Electric Corp.	257,607	2,462,417
Mitsui & Co., Ltd.	46,300	718,535
Nissan Motor Co., Ltd. (a)	577,600	5,182,934
Nitto Denko Corp. (a)	13,500	482,112
SMC Corp. (a)	25,800	4,154,256
Softbank Corp.	119,500	3,514,948
Suzuki Motor Corp.	209,995	4,328,110
Toyota Motor Corp.	228,570	7,605,005
Unicharm Corp. (a)	192,010	9,462,875

		75,756,337

Netherlands—2.0%
ASML Holding NV	33,603	1,411,428
ING Groep NV	759,309	5,423,133
Reed Elsevier NV	159,652	1,861,020
Unilever NV	183,972	6,332,028

		15,027,609

Norway—0.3%
Statoil ASA	89,417	2,293,627

Russia—1.3%
Sberbank	4,186,721	9,351,004

Singapore—0.5%
Genting Singapore plc (b)	1,589,000	1,847,039
Singapore Press Holdings, Ltd.	229,000	651,939
Singapore Telecommunications, Ltd.	615,000	1,468,244

		3,967,222

South Korea—1.8%
Celltrion, Inc.	31,215	984,990
Hyundai Motor Co.	11,897	2,202,975
POSCO	8,647	2,865,065
Samsung Electronics Co., Ltd.	7,980	7,329,836

		13,382,866

Spain—0.4%
Banco Santander S.A.	253,937	$1,922,879
BBVA S.A. (a)	122,039	1,051,242

		2,974,121

Sweden—1.1%
Atlas Copco AB (Series A) (a)	159,171	3,410,570
Elekta AB (a)	68,934	2,983,988
Sandvik AB	95,110	1,161,515
TeliaSonera AB	114,833	778,691

		8,334,764

Switzerland—8.9%
ABB, Ltd.	185,621	3,498,427
Cie Financiere Richemont S.A.	29,905	1,508,526
Dufry AG (b)	54,156	4,974,163
Flughafen Zuerich AG	3,825	1,329,552
Nestle S.A.	223,459	12,852,672
Novartis AG	193,826	11,092,643
Roche Holding AG	54,674	9,263,100
Swatch Group AG (Class B)	14,088	5,258,454
SwissRe, Ltd. (b)	83,271	4,248,567
Syngenta AG	25,733	7,587,408
UBS AG	150,522	1,791,186
Zurich Financial Services AG	11,489	2,599,097

		66,003,795

Taiwan—0.9%
Chunghwa Telecom Co., Ltd.	215,000	709,821
Taiwan Semiconductor Manufacturing Co., Ltd.	2,240,000	5,601,751

		6,311,572

United Kingdom—20.7%
AMEC plc	167,657	2,353,105
ARM Holdings plc	385,854	3,558,429
AstraZeneca plc	105,269	4,877,771
Barclays plc	658,153	1,783,549
BG Group plc	658,154	14,041,634
BHP Billiton plc	423,298	12,312,205
BP plc	1,063,335	7,585,597
British American Tobacco plc	112,652	5,343,350
Burberry Group plc	135,298	2,476,864
Centrica plc	324,980	1,459,060
Compass Group plc	411,185	3,894,651
Diageo plc	259,647	5,667,745
GlaxoSmithKline plc	271,215	6,186,604
Hikma Pharmaceuticals plc (a)	332,421	3,192,062
HSBC Holdings plc (a)	1,442,418	10,953,585
Imperial Tobacco Group plc	135,332	5,117,342
National Grid plc	196,242	1,904,639
Pearson plc	60,356	1,130,722
Premier Oil plc (b)	247,420	1,389,314
Reckitt Benckiser Group plc	91,043	4,488,036
Rio Tinto plc	73,550	3,560,675
Rolls-Royce Holdings plc	448,546	5,182,747
Royal Dutch Shell plc (Class A)	530,750	19,518,683

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

United Kingdom—(Continued)

Smith & Nephew plc	155,032	$1,502,777
Tesco plc	414,718	2,597,081
Vodafone Group plc	6,014,097	16,703,214
Xstrata plc	262,886	3,960,169

		152,741,610

Total Common Stock (Identified Cost $729,425,563)		678,368,281

Preferred Stock—1.0%

Germany—1.0%
Henkel AG & Co. KGaA	34,602	2,001,310
Volkswagen AG	37,216	5,577,708

Total Preferred Stock (Identified Cost $8,653,352)		7,579,018

Short Term Investments—19.1%

United States—19.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $61,372,068 on 01/03/12, collateralized by $17,910,000 U.S. Treasury Note at 4.250% due 11/15/13 with a value of $19,320,413; and by $43,390,000 U.S. Treasury Note at 0.125% due 09/30/13 with a value of $43,281,525	$61,372,000	61,372,000
State Street Navigator Securities Lending Prime Portfolio (c)	79,982,787	79,982,787

Total Short Term Investments (Identified Cost $141,354,787)		141,354,787

Total Investments—112.0% (Identified Cost $879,433,702) (d)		827,302,086
Liabilities in excess of other assets		(88,905,362)

Net Assets—100.0%		$738,396,724

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $76,683,080 and the collateral received consisted of cash in the amount of $79,982,787. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $889,902,415. The aggregate unrealized appreciation and depreciation of investments was $19,392,326 and $(81,992,655), respectively, resulting in net unrealized depreciation of $(62,600,329) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2011 (Unaudited)	% of Net Assets
Oil, Gas & Consumable Fuels	12.0%
Pharmaceuticals	8.6%
Metals & Mining	7.1%
Automobiles	6.1%
Commercial Banks	4.1%
Wireless Telecommunication Services	3.7%
Food Products	3.7%
Chemicals	3.5%
Health Care Equipment & Supplies	3.0%
Electrical Equipment	2.9%

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
Euro (sold)	Deutsche Bank AG	3/21/2012	1,990,894	$2,592,543	$2,584,211	$8,332
Euro (sold)	Deutsche Bank AG	3/21/2012	2,137,425	2,795,966	2,774,410	21,556
Euro (sold)	Credit Suisse	3/21/2012	5,903,782	7,692,628	7,663,198	29,430
Euro (sold)	Deutsche Bank AG	3/21/2012	6,362,855	8,289,527	8,259,081	30,446
Swiss Franc (sold)	Goldman Sachs & Co.	3/21/2012	6,364,708	6,770,966	6,799,500	(28,534)
Swiss Franc (sold)	UBS AG	3/21/2012	6,550,145	6,983,097	6,997,605	(14,508)

Net Unrealized Appreciation						$46,722

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$11,142,814	$—	$11,142,814
Belgium	—	2,749,280	—	2,749,280
Canada	46,861,688	—	—	46,861,688
China	12,677,179	41,400,228	—	54,077,407
Czech Republic	—	2,336,991	—	2,336,991
Denmark	—	12,927,620	—	12,927,620
Finland	—	1,478,722	—	1,478,722
France	—	78,710,012	—	78,710,012
Germany	—	63,700,286	—	63,700,286
Hong Kong	—	22,026,614	—	22,026,614
India	—	1,355,033	—	1,355,033
Ireland	—	11,798,169	—	11,798,169
Israel	4,432,981	—	—	4,432,981
Italy	—	8,626,137	—	8,626,137
Japan	—	75,756,337	—	75,756,337
Netherlands	—	15,027,609	—	15,027,609
Norway	—	2,293,627	—	2,293,627
Russia	—	9,351,004	—	9,351,004
Singapore	—	3,967,222	—	3,967,222
South Korea	—	13,382,866	—	13,382,866
Spain	—	2,974,121	—	2,974,121
Sweden	—	8,334,764	—	8,334,764
Switzerland	—	66,003,795	—	66,003,795
Taiwan	—	6,311,572	—	6,311,572
United Kingdom	—	152,741,610	—	152,741,610
Total Common Stock	63,971,848	614,396,433	—	678,368,281
Preferred Stock
Germany	—	7,579,018	—	7,579,018
Short Term Investments
United States	79,982,787	61,372,000	—	141,354,787
Total Investments	$143,954,635	$683,347,451	$—	$827,302,086

Forward Contracts*
Forward Foreign Currency Contracts (Appreciation)	—	89,764	—	89,764
Forward Foreign Currency Contracts (Depreciation)	—	(43,042)	—	(43,042)
Net Forward Contracts Unrealized Appreciation	$—	$46,722	$—	$46,722

*	Derivative instruments such as forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$827,302,086
Cash		734
Cash denominated in foreign currencies (c)		17,188,880
Unrealized appreciation on open forward foreign currency contracts		89,764
Receivable for:
Securities sold		2,719,003
Fund shares sold		955,825
Interest and dividends		1,101,888
Foreign taxes		147,383

Total Assets		849,505,563
Liabilities
Unrealized depreciation on open forward foreign currency contracts	$43,042
Payable for:
Securities purchased	30,249,065
Fund shares redeemed	82,493
Foreign taxes	64,045
Collateral for securities loaned	79,982,787
Accrued expenses:
Management fees	489,213
Distribution and service fees	22,291
Deferred directors’ fees	24,731
Other expenses	151,172

Total Liabilities		111,108,839

Net Assets		$738,396,724

Net assets consists of:
Paid in surplus		$1,204,368,826
Undistributed net investment income		9,316,408
Accumulated net realized losses		(423,294,136)
Unrealized depreciation on investments and foreign currency transactions		(51,994,374)

Net Assets		$738,396,724

Net Assets
Class A		$623,848,911
Class B		89,525,595
Class E		25,022,218
Capital Shares (Authorized) Outstanding
Class A (110,000,000)		79,298,302
Class B (20,000,000)		11,546,395
Class E (10,000,000)		3,213,503
Net Asset Value, Offering and Redemption Price Per Share
Class A		$7.87
Class B		7.75
Class E		7.79

(a)	Identified cost of investments was $879,433,702.
(b)	Includes securities on loan with a value of $76,683,080.
(c)	Identified cost of cash denominated in foreign currencies was $17,032,653.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$18,086,366
Interest (b)		811,354

		18,897,720
Expenses
Management fees	$7,927,181
Distribution and service fees—Class B	258,753
Distribution and service fees—Class E	47,313
Directors’ fees and expenses	50,558
Custodian and accounting	854,421
Audit and tax services	47,228
Legal	10,405
Shareholder reporting	147,791
Insurance	11,776
Miscellaneous	59,115

Total expenses	9,414,541
Less broker commission recapture	(41,174)
Less management fee waivers	(507,781)	8,865,586

Net Investment Income		10,032,134

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	79,423,408
Futures contracts	3,261,764
Foreign currency transactions	207,199	82,892,371

Net change in unrealized depreciation on:
Investments	(230,456,259)
Foreign currency transactions	(41,814)	(230,498,073)

Net realized and unrealized loss		(147,605,702)

Net Decrease in Net Assets From Operations		$(137,573,568)

(a)	Net of foreign taxes of $1,494,464.
(b)	Includes net income on securities loaned of $805,833.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,032,134	$12,627,434
Net realized gain	82,892,371	40,593,507
Net change in unrealized appreciation (depreciation)	(230,498,073)	37,470,473

Increase (decrease) in net assets from operations	(137,573,568)	90,691,414

From Distributions to Shareholders
Net investment income
Class A	(20,085,505)	(15,405,447)
Class B	(1,614,037)	(1,423,913)
Class E	(534,612)	(549,340)

Total distributions	(22,234,154)	(17,378,700)

Increase (decrease) in net assets from capital share transactions	(434,467,015)	137,076,370

Total increase (decrease) in net assets	(594,274,737)	210,389,084

Net Assets
Beginning of the period	1,332,671,461	1,122,282,377

End of the period	$738,396,724	$1,332,671,461

Undistributed Net Investment Income
End of the period	$9,316,408	$14,753,810

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	19,204,408	$173,445,357	21,659,768	$198,023,443
Reinvestments	1,951,944	20,085,505	1,633,664	15,405,447
Redemptions	(60,437,176)	(623,916,108)	(7,854,579)	(70,331,619)

Net increase (decrease)	(39,280,824)	$(430,385,246)	15,438,853	$143,097,271

Class B
Sales	1,610,726	$14,292,601	1,514,574	$13,525,232
Reinvestments	158,862	1,614,037	152,944	1,423,913
Redemptions	(1,652,374)	(15,474,875)	(1,645,521)	(14,964,490)

Net increase (decrease)	117,214	$431,763	21,997	$(15,345)

Class E
Sales	357,740	$3,152,429	332,586	$3,063,318
Reinvestments	52,413	534,612	58,816	549,340
Redemptions	(886,912)	(8,200,573)	(1,054,144)	(9,618,214)

Net decrease	(476,759)	$(4,513,532)	(662,742)	$(6,005,556)

Increase (decrease) derived from capital share transactions		$(434,467,015)		$137,076,370

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.98	$9.45	$7.80	$16.04	$15.49

Income (Loss) From Investment Operations
Net investment income (a)	0.10	0.10	0.14	0.22	0.20
Net realized and unrealized gain (loss) on investments	(2.04)	0.57	1.57	(6.51)	1.38

Total from investment operations	(1.94)	0.67	1.71	(6.29)	1.58

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.06)	(0.40)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.55)	(0.86)

Total distributions	(0.17)	(0.14)	(0.06)	(1.95)	(1.03)

Net Asset Value, End of Period	$7.87	$9.98	$9.45	$7.80	$16.04

Total Return (%)	(19.87)	7.21	22.17	(44.13)	10.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.96	0.95	0.96
Net ratio of expenses to average net assets (%) (b)	0.90	0.91	0.93	0.92	N/A
Ratio of net investment income to average net assets (%)	1.06	1.10	1.74	1.96	1.22
Portfolio turnover rate (%)	96	140	147	195	100
Net assets, end of period (in millions)	$623.85	$1,183.70	$975.12	$736.56	$732.64

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.84	$9.33	$7.69	$15.83	$15.30

Income (Loss) From Investment Operations
Net investment income (a)	0.08	0.07	0.12	0.17	0.15
Net realized and unrealized gain (loss) on investments	(2.03)	0.56	1.55	(6.40)	1.37

Total from investment operations	(1.95)	0.63	1.67	(6.23)	1.52

Less Distributions
Distributions from net investment income	(0.14)	(0.12)	(0.03)	(0.36)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.55)	(0.86)

Total distributions	(0.14)	(0.12)	(0.03)	(1.91)	(0.99)

Net Asset Value, End of Period	$7.75	$9.84	$9.33	$7.69	$15.83

Total Return (%)	(20.13)	6.86	21.89	(44.24)	10.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.19	1.21	1.20	1.21
Net ratio of expenses to average net assets (%) (b)	1.15	1.16	1.18	1.17	N/A
Ratio of net investment income to average net assets (%)	0.87	0.86	1.47	1.52	0.96
Portfolio turnover rate (%)	96	140	147	195	100
Net assets, end of period (in millions)	$89.53	$112.50	$106.40	$79.53	$119.07

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.88	$9.36	$7.72	$15.89	$15.35

Income (Loss) From Investment Operations
Net investment income (a)	0.09	0.09	0.13	0.19	0.18
Net realized and unrealized gain (loss) on investments	(2.03)	0.56	1.55	(6.43)	1.37

Total from investment operations	(1.94)	0.65	1.68	(6.24)	1.55

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.04)	(0.38)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.55)	(0.86)

Total distributions	(0.15)	(0.13)	(0.04)	(1.93)	(1.01)

Net Asset Value, End of Period	$7.79	$9.88	$9.36	$7.72	$15.89

Total Return (%)	(19.98)	7.04	21.96	(44.20)	10.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.09	1.11	1.10	1.11
Net ratio of expenses to average net assets (%) (b)	1.05	1.06	1.08	1.07	N/A
Ratio of net investment income to average net assets (%)	0.97	0.99	1.59	1.64	1.10
Portfolio turnover rate (%)	96	140	147	195	100
Net assets, end of period (in millions)	$25.02	$36.47	$40.76	$37.30	$70.91

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Baillie Gifford International Stock Portfolio, formerly known as Artio International Stock Portfolio, (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-15

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-16

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-17

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Foreign Investment Risk:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$7,927,181	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artio Global Management LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio during the year ended December 31, 2011.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2011 to January 31, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	Of the first $500 million
0.020%	Of the next $400 million
0.050%	Of the next $100 million
0.025%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-18

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$898,199,702	$0	$1,357,122,816

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $63,302,327 and resulted in a realized gain of $12,651,182.

5.	DERIVATIVE INSTRUMENTS

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

MSF-19

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	$89,764	Liabilities—Unrealized depreciation on open forward foreign currency contracts	$(43,042)

Transactions in derivative instruments during the year ended December 31, 2011 were as follows:

Location	Foreign Exchange	Equity	Total
Statement of Operations—Net Realized Gain
Futures Contracts	$—	$3,261,764	$3,261,764
Foreign Currency Transactions	107,487	—	107,487

Total	$107,487	$3,261,764	$3,369,251

Statement of Operations—Net Change in Unrealized Appreciation
Foreign Currency Transactions	$52,459	$—	$52,459

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$—	*
Forward Foreign Currency Exchange Transactions	133,507,259

*	During the period April 25 through April 28, 2011, the Portfolio bought and sold $462,202,806 in equity index futures contracts.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its

MSF-20

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$22,234,154	$17,378,700	$—	$—	$—	$—	$22,234,154	$17,378,700

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$10,751,631	$—	$(62,605,177)	$(414,093,824)	$—	$(465,947,370)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$244,761,550	$414,093,824

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements

MSF-21

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

On January 11, 2012, the Board approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Baillie Gifford Overseas Limited (“Baillie Gifford”). The Agreement is not subject to shareholder approval and became effective February 1, 2012. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Baillie Gifford became subadviser to the Portfolio, succeeding Artio Global Management LLC, and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the Artio International Stock Portfolio changed to the Baillie Gifford International Stock Portfolio at the time the Agreement took effect.

MSF-22

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio) and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Baillie Gifford International Stock Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Stock Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-25

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-26

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-27

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-28

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-29

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-30

Metropolitan Series Fund, Inc.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-31

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-32

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Barclays Capital Aggregate Bond Index Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, E, and G shares of the Barclays Capital Aggregate Bond Index Portfolio returned 7.51%, 7.28%, 7.38%, and 7.15%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.84%.

MARKET ENVIRONMENT/CONDITIONS

Global events caused significant volatility in the financial markets during 2011. The Federal Reserve (the “Fed”) met eight times during the one-year period and held the target range for the federal funds rate at zero to 0.25%. This range was initially set in December 2008 in the wake of the credit crisis and has been held ever since. The Fed observed that while the economy was expanding moderately with improvements in labor market conditions and an increase in household spending, they cited persistent and ongoing strains on the economy, most notably stagnant fixed business investments and the depressed housing sector. Oil prices were rattled during 2011 due to supply interruptions arising from revolutions in the Middle East and North Africa. Oil prices finished the year at approximately $99 per barrel, after posting a low of approximately $76 per barrel and a high of approximately $114 per barrel.

Concerns surrounding the economic outlook and the persistent European debt crisis pushed bond investors to seek the safety of U.S. Treasury securities despite the downgrade of the credit rating of the United States by Standard & Poor’s. At the end of the one-year period ended December 31, 2011, interest rates were down significantly and the shape of the yield curve flattened. The 2-year Treasury closed at 0.24% (down from 0.59% on December 31, 2010), and the 30-year Treasury closed at 2.89% (down from 4.33% on December 31, 2010). Investor flight to quality propelled the Treasury sector to post an annual total return of 9.81%, the sector’s highest annual return since 2008. The sector was the strongest performing bond sector on a total return basis for the year. Among other major sectors in the Index, Investment Grade Corporate Bonds returned 8.15%, Mortgage-Backed Securities (MBS) returned 6.23%, and Agencies returned 4.82%.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impacted tracking error during the year included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	7.51	6.31	5.55	—
Class B	7.28	6.05	5.29	—
Class E	7.38	6.16	5.39	—
Class G	7.15	—	—	6.47
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98,1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
U.S. Treasury Notes	24.9
Fannie Mae 30 Yr. Pools	11.4
U.S. Treasury Bonds	9.6
Freddie Mac 30 Yr. Gold Pools	7.3
Ginnie Mae I 30 Yr. Pools	5.3
Federal Home Loan Mortgage Corp.	2.3
Fannie Mae 15 Yr. Pools	2.2
Federal National Mortgage Association	2.1
Ginnie Mae II 30 Yr. Pools	1.9
Freddie Mac 15 Yr. Gold Pools	1.8

Top Sectors

% of Net Assets
U.S. Treasuries	34.6
Agency Sponsored Mortgage-Backed	31.7
Corporate Bonds & Notes	21.4
Federal Agencies	6.2
Commercial Mortgage-Backed	2.2
Foreign Government	1.5
Cash & Equivalents	1.4
Municipal Bonds & Notes	0.6
Asset-Backed	0.4

MSF-2

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.28%	$1,000.00	$1,049.90	$1.45
	Hypothetical*	0.28%	$1,000.00	$1,023.78	$1.43

Class B(a)	Actual	0.53%	$1,000.00	$1,047.90	$2.74
	Hypothetical*	0.53%	$1,000.00	$1,022.50	$2.70

Class E(a)	Actual	0.43%	$1,000.00	$1,049.20	$2.22
	Hypothetical*	0.43%	$1,000.00	$1,023.02	$2.19

Class G(a)	Actual	0.58%	$1,000.00	$1,048.00	$2.99
	Hypothetical*	0.58%	$1,000.00	$1,022.25	$2.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—72.5% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—31.7%
Fannie Mae 15 Yr. Pool
3.500%, 02/01/26	$6,580,039	$6,893,961
3.500%, 03/01/26	2,821,284	2,955,882
4.000%, 04/01/19	707,195	752,055
4.000%, 05/01/19	1,300,692	1,383,200
4.000%, 01/01/20	939,412	998,074
4.000%, 06/01/24	2,383,625	2,512,839
4.000%, 08/01/25	3,579,121	3,775,491
4.500%, 07/01/18	1,615,561	1,728,554
4.500%, 05/01/19	454,021	486,374
4.500%, 08/01/24	2,583,620	2,752,240
4.500%, 06/01/25	3,586,430	3,823,279
5.000%, 06/01/18	401,989	434,052
5.000%, 01/01/19	750,352	811,753
5.000%, 02/01/20	938,703	1,014,858
5.000%, 01/01/22	1,250,249	1,349,373
5.000%, 02/01/24	3,317,143	3,574,145
5.500%, 11/01/17	398,099	432,321
5.500%, 02/01/18	162,272	176,598
5.500%, 04/01/18	1,078,830	1,174,077
6.000%, 09/01/13	106,700	114,438
6.000%, 10/01/13	64,026	68,670
6.000%, 03/01/14	15,584	16,826
6.000%, 06/01/14	3,516	3,796
6.000%, 07/01/14	20,990	22,662
6.000%, 09/01/14	6,523	7,042
6.000%, 09/01/17	417,934	450,466
6.500%, 01/01/13	1,756	1,803
6.500%, 04/01/13	179	184
6.500%, 06/01/13	9,586	10,007
6.500%, 07/01/13	92	96
6.500%, 06/01/14	4,596	4,877
6.500%, 04/01/17	1,208,965	1,313,319
7.000%, 04/01/12	133	134
7.000%, 02/01/14	1,352	1,358
7.500%, 08/01/15	7,897	8,407
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	2,735,312	2,885,407
4.500%, 08/01/30	2,277,415	2,422,799
5.000%, 02/01/24	875,569	958,196
5.000%, 09/01/25	841,567	915,819
5.500%, 07/01/23	520,184	570,977
5.500%, 01/01/24	300,406	329,739
5.500%, 07/01/24	906,061	993,932
7.000%, 10/01/21	43,562	49,972
Fannie Mae 30 Yr. Pool
3.500%, 12/01/40	5,060,898	5,209,382
4.000%, 08/01/39	3,475,297	3,650,477
4.000%, 09/01/39	3,547,063	3,725,861
4.000%, 06/01/40	4,152,365	4,363,637
4.000%, 09/01/40	3,444,135	3,619,373
4.000%, 12/01/40	12,501,293	13,137,359
4.000%, 01/01/41	5,457,449	5,741,508
4.500%, 08/01/33	846,166	901,139
4.500%, 10/01/33	1,369,553	1,458,530
4.500%, 04/01/34	978,303	1,042,074

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 01/01/39	$2,275,280	$2,418,027
4.500%, 07/01/39	5,604,818	5,963,070
4.500%, 09/01/39	10,119,608	10,766,437
4.500%, 10/01/39	3,638,989	3,871,587
4.500%, 05/01/40	4,102,794	4,368,299
4.500%, 10/01/40	5,181,760	5,517,087
4.500%, 12/01/40	4,736,332	5,042,834
4.500%, 04/01/41	6,478,793	6,916,210
4.500%, 05/01/41	3,271,512	3,492,389
5.000%, 07/01/33	849,475	917,812
5.000%, 08/01/33	1,544,033	1,668,244
5.000%, 09/01/33	1,136,691	1,228,133
5.000%, 10/01/33	5,570,974	6,019,136
5.000%, 03/01/34	1,262,032	1,363,557
5.000%, 04/01/34	2,914,379	3,148,906
5.000%, 05/01/34	709,704	766,831
5.000%, 09/01/34	1,484,675	1,604,185
5.000%, 02/01/35	1,538,910	1,662,785
5.000%, 04/01/35	1,080,741	1,167,331
5.000%, 05/01/35	508,636	549,388
5.000%, 11/01/35	1,108,173	1,196,961
5.000%, 03/01/36	3,759,746	4,060,981
5.000%, 07/01/37	3,648,460	3,939,936
5.000%, 01/01/39	4,055,760	4,376,447
5.000%, 04/01/40	6,216,833	6,754,093
5.500%, 10/01/32	254,689	278,652
5.500%, 02/01/33	681,028	745,451
5.500%, 03/01/33	1,578,019	1,727,294
5.500%, 05/01/33	3,119,038	3,414,087
5.500%, 08/01/33	2,564,401	2,806,985
5.500%, 10/01/33	284,326	311,222
5.500%, 12/01/33	2,642,264	2,892,213
5.500%, 02/01/34	1,431,958	1,567,075
5.500%, 03/01/34	722,328	790,486
5.500%, 04/01/34	447,764	490,014
5.500%, 05/01/34	969,345	1,060,811
5.500%, 09/01/34	1,075,744	1,177,250
5.500%, 12/01/34	2,831,505	3,098,682
5.500%, 01/01/35	866,460	948,217
5.500%, 02/01/35	1,828,164	2,000,667
5.500%, 04/01/35	1,098,131	1,199,225
5.500%, 06/01/35	3,601,292	3,932,828
5.500%, 06/13/35 (a)	779,202	851,841
5.500%, 01/01/37	2,695,474	2,934,368
5.500%, 05/01/37	1,169,343	1,272,979
5.500%, 05/01/38	1,640,791	1,785,705
5.500%, 06/01/38	1,502,160	1,634,830
5.500%, 07/01/38	1,957,328	2,130,198
6.000%, 08/01/28	5,157	5,747
6.000%, 11/01/28	3,571	3,979
6.000%, 12/01/28	4,096	4,565
6.000%, 06/01/31	81,862	91,137
6.000%, 09/01/32	394,393	439,193
6.000%, 01/01/33	150,398	167,482
6.000%, 02/01/33	333,378	371,425

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 03/01/33	$213,588	$237,964
6.000%, 04/01/33	636,487	709,125
6.000%, 05/01/33	892,405	994,250
6.000%, 05/01/34	1,407,825	1,567,630
6.000%, 09/01/34	707,528	787,841
6.000%, 11/01/34	1,693,985	1,886,272
6.000%, 01/01/35	588,109	651,345
6.000%, 07/01/36	855,983	942,929
6.000%, 09/01/36	1,238,676	1,364,493
6.000%, 07/01/37	1,636,654	1,802,850
6.000%, 08/01/37	2,074,903	2,285,601
6.000%, 09/01/37	4,205,210	4,632,232
6.000%, 10/01/37	2,365,601	2,605,819
6.000%, 12/01/38	2,125,275	2,340,638
6.500%, 05/01/28	164,511	187,044
6.500%, 12/01/28	619,415	704,255
6.500%, 03/01/29	16,311	18,544
6.500%, 04/01/29	73,581	83,659
6.500%, 05/01/29	12,704	14,444
6.500%, 08/01/29	2,329	2,648
6.500%, 05/01/30	63,569	72,276
6.500%, 09/01/31	27,471	31,095
6.500%, 02/01/32	8,476	9,816
6.500%, 06/01/32	101,426	114,821
6.500%, 09/01/33	158,392	179,375
6.500%, 10/01/33	300,579	340,398
6.500%, 10/01/34	956,908	1,083,674
6.500%, 10/01/37	1,194,051	1,330,382
7.000%, 06/01/26	1,311	1,519
7.000%, 06/01/28	36,134	41,884
7.000%, 10/01/29	26,849	31,117
7.000%, 12/01/29	4,347	5,038
7.000%, 01/01/32	140,994	163,423
7.000%, 04/01/32	48,513	56,121
7.000%, 06/01/32	173,697	200,937
7.000%, 10/01/37	839,926	954,538
7.500%, 09/01/25	11,080	12,989
7.500%, 06/01/26	13,842	16,297
7.500%, 09/01/27	1,173	1,352
7.500%, 11/01/27	218	251
7.500%, 08/01/28	452	463
7.500%, 07/01/29	29,956	34,535
7.500%, 10/01/29	11,716	13,507
8.000%, 10/01/26	539	585
8.000%, 11/01/29	456	550
8.000%, 05/01/30	34,842	39,704
8.000%, 11/01/30	8,440	9,618
8.000%, 01/01/31	10,908	12,430
8.000%, 02/01/31	15,681	17,868
Fannie Mae ARM Pool
3.133%, 10/01/41 (a)	2,888,078	2,994,797
3.485%, 05/01/41 (a)	4,187,023	4,404,623
5.187%, 11/01/36 (a)	638,593	685,841
5.418%, 03/01/36 (a)	1,187,834	1,268,570

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
3.500%, 12/01/25	$4,501,792	$4,695,159
3.500%, 05/01/26	2,746,390	2,866,828
4.000%, 06/01/19	808,515	856,805
4.000%, 05/01/25	4,616,255	4,848,244
4.000%, 08/01/25	2,782,746	2,922,592
4.000%, 10/01/25	2,025,501	2,127,292
4.500%, 09/01/18	1,018,086	1,084,211
4.500%, 10/01/18	1,774,815	1,890,089
4.500%, 04/01/19	1,683,233	1,794,884
4.500%, 06/01/19	1,012,088	1,079,221
4.500%, 08/01/19	312,844	333,595
5.000%, 05/01/18	2,428,589	2,605,667
5.000%, 12/01/18	630,570	676,548
5.000%, 06/01/19	975,256	1,048,930
5.500%, 11/01/17	250,224	270,057
5.500%, 01/01/24	2,164,401	2,333,177
6.000%, 04/01/16	16,221	17,331
6.000%, 05/01/17	248,565	266,236
7.000%, 12/01/15	5,615	6,052
7.500%, 03/01/16	21,704	23,423
Freddie Mac 20 Yr. Gold Pool
4.000%, 01/01/31	2,791,362	2,941,763
4.000%, 08/01/31	2,766,134	2,915,175
4.500%, 05/01/29	1,611,634	1,705,912
5.000%, 03/01/27	747,725	788,396
Freddie Mac 30 Yr. Gold Pool
4.000%, 06/01/39	4,573,249	4,798,497
4.000%, 12/01/39	4,162,511	4,367,529
4.000%, 11/01/40	4,711,356	4,948,446
4.000%, 04/01/41	3,428,296	3,603,302
4.500%, 10/01/35	2,236,301	2,373,048
4.500%, 11/01/35 (a)	954,323	1,012,678
4.500%, 03/01/39	3,431,096	3,635,852
4.500%, 04/01/39	4,249,586	4,503,188
4.500%, 09/01/39	3,422,184	3,626,409
4.500%, 11/01/39	3,414,881	3,618,670
4.500%, 01/01/40	2,491,768	2,645,886
4.500%, 05/01/40	3,874,205	4,113,828
4.500%, 11/01/40	3,278,000	3,480,747
4.500%, 02/01/41	2,520,859	2,682,168
4.500%, 06/01/41	2,448,619	2,605,305
5.000%, 10/01/33	1,821,507	1,961,834
5.000%, 03/01/34	551,919	594,546
5.000%, 08/01/35	3,459,136	3,726,265
5.000%, 09/01/35	1,719,127	1,851,885
5.000%, 10/01/35	1,453,399	1,565,636
5.000%, 01/01/36	2,531,546	2,727,043
5.000%, 04/01/38	2,886,000	3,099,462
5.000%, 11/01/39	5,086,331	5,478,608
5.000%, 05/01/40	7,418,624	8,027,095
5.500%, 05/01/29	112,217	122,245
5.500%, 06/01/34	2,005,424	2,184,632
5.500%, 10/01/35	1,492,094	1,623,776
5.500%, 12/01/35	2,989,835	3,253,697
5.500%, 01/01/36	3,174,381	3,454,528

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 12/01/37	$2,517,006	$2,732,607
5.500%, 04/01/38	2,243,550	2,434,141
5.500%, 07/01/38	2,091,085	2,268,724
5.500%, 08/01/38	3,715,801	4,031,461
6.000%, 11/01/28	29,162	32,483
6.000%, 12/01/28	23,349	26,007
6.000%, 02/01/29	58,484	65,171
6.000%, 04/01/29	19,207	21,403
6.000%, 05/01/29	2,330	2,597
6.000%, 06/01/31	6,773	7,546
6.000%, 07/01/31	3,176	3,538
6.000%, 08/01/31	51,805	57,710
6.000%, 09/01/31	209,078	232,910
6.000%, 04/01/32	422,269	470,465
6.000%, 11/01/32	126,401	140,828
6.000%, 06/01/34	686,300	763,025
6.000%, 11/01/35	485,495	538,908
6.000%, 02/01/36	1,056,273	1,160,863
6.000%, 08/01/36	1,041,448	1,144,571
6.000%, 10/01/36	1,553,892	1,707,756
6.000%, 11/01/36	1,057,069	1,161,738
6.000%, 01/01/37	1,612,519	1,772,189
6.000%, 02/01/38	1,504,553	1,653,739
6.000%, 04/01/40	3,055,278	3,358,229
6.500%, 10/01/29	33,936	38,364
6.500%, 02/01/30	19,291	21,808
6.500%, 08/01/31	32,645	36,734
6.500%, 10/01/31	18,259	20,546
6.500%, 11/01/31	73,492	82,698
6.500%, 03/01/32	1,077,507	1,212,683
6.500%, 04/01/32	999,149	1,124,495
6.500%, 09/01/36	1,859,011	2,066,845
6.500%, 11/01/37	3,981,123	4,426,092
7.000%, 12/01/27	3,934	4,439
7.000%, 11/01/28	10,679	12,046
7.000%, 04/01/29	10,363	11,665
7.000%, 05/01/29	2,566	2,889
7.000%, 06/01/29	16,590	18,675
7.000%, 07/01/29	5,976	6,727
7.000%, 01/01/31	116,875	131,599
7.000%, 12/01/31	47,587	53,582
7.500%, 08/01/24	37,504	39,982
7.500%, 10/01/27	26,413	31,237
7.500%, 10/01/29	37,635	42,389
7.500%, 05/01/30	17,885	20,148
8.000%, 02/01/27	8,894	10,647
8.000%, 10/01/28	15,693	18,726
Freddie Mac ARM Non-Gold Pool 3.672%, 11/01/39 (a)	3,442,714	3,605,066
Ginnie Mae I 15 Yr. Pool
5.000%, 10/15/20	967,032	1,055,617
5.000%, 01/15/21	851,408	928,911
Ginnie Mae I 30 Yr. Pool
4.000%, 07/15/39	2,758,397	2,965,058
4.000%, 03/15/41	2,811,261	3,020,696

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 10/15/41	$6,042,741	$6,492,917
4.500%, 01/15/39	2,643,608	2,886,277
4.500%, 04/15/39	2,141,808	2,338,415
4.500%, 05/15/39	5,935,156	6,479,970
4.500%, 08/15/39	3,146,120	3,434,916
4.500%, 01/15/40	4,158,842	4,539,577
4.500%, 04/15/40	4,240,168	4,628,348
4.500%, 02/15/41	2,883,686	3,146,679
4.500%, 04/15/41	3,392,475	3,701,869
5.000%, 12/15/35	1,267,584	1,407,622
5.000%, 12/15/36	1,276,570	1,415,411
5.000%, 02/15/39	2,234,011	2,476,258
5.000%, 08/15/39	6,470,288	7,171,900
5.000%, 09/15/39	1,634,420	1,811,650
5.000%, 12/15/39	2,623,369	2,907,836
5.000%, 05/15/40	5,284,716	5,859,296
5.500%, 03/15/36	1,378,343	1,548,367
5.500%, 01/15/37	2,185,709	2,453,331
5.500%, 11/15/37	2,058,422	2,310,459
5.500%, 09/15/38	1,921,577	2,157,458
5.500%, 08/15/39	5,013,456	5,630,123
6.000%, 01/15/29	15,885	18,236
6.000%, 01/15/33	567,507	647,334
6.000%, 03/15/35	708,528	804,400
6.000%, 12/15/35	700,658	795,464
6.000%, 06/15/36	1,043,616	1,183,168
6.000%, 09/15/36	1,244,376	1,410,775
6.000%, 07/15/38	3,637,004	4,122,928
6.500%, 05/15/23	5,500	6,373
6.500%, 02/15/27	78,199	89,161
6.500%, 07/15/28	19,218	22,196
6.500%, 08/15/28	29,155	33,673
6.500%, 11/15/28	19,521	22,546
6.500%, 12/15/28	12,612	14,566
6.500%, 07/15/29	5,187	5,978
6.500%, 07/15/32	24,663	28,387
6.500%, 05/15/36	530,178	607,222
7.000%, 01/15/28	4,657	5,481
7.000%, 04/15/28	3,882	4,569
7.000%, 05/15/28	26,552	31,248
7.000%, 06/15/28	14,105	16,599
7.000%, 10/15/28	11,573	13,619
7.000%, 06/15/29	6,295	7,411
7.000%, 09/15/29	23,774	27,985
7.000%, 01/15/31	1,522	1,791
7.000%, 03/15/31	32,455	38,207
7.000%, 07/15/31	968,226	1,139,796
7.000%, 08/15/31	146,408	172,352
7.000%, 02/15/32	94,909	110,854
7.000%, 07/15/32	61,463	71,790
7.500%, 08/15/29	25,310	26,513
7.500%, 04/15/30	9,506	9,807
8.000%, 08/15/26	5,129	6,146
8.000%, 09/15/26	5,589	6,697
8.000%, 05/15/27	4,967	5,740

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
8.000%, 06/15/29	$52,117	$56,031
9.000%, 11/15/24	26,562	31,078
Ginnie Mae II 30 Yr. Pool
3.500%, 12/20/41	3,810,000	3,972,520
4.000%, 11/20/40	4,594,898	4,922,066
4.000%, 12/20/40	3,408,909	3,651,632
4.500%, 08/20/40	5,123,549	5,597,267
4.500%, 12/20/40	2,672,581	2,919,685
4.500%, 04/20/41	3,133,550	3,419,738
5.000%, 08/20/40	2,387,739	2,642,429
5.000%, 10/20/40	2,270,395	2,512,568
6.500%, 06/20/31	61,857	71,042
6.500%, 11/20/38	2,326,368	2,656,447
7.500%, 02/20/28	6,719	7,958

		555,246,160

Federal Agencies—6.2%
Federal Home Loan Bank
0.875%, 08/22/12	5,950,000	5,974,092
3.625%, 10/18/13	2,770,000	2,931,507
4.875%, 05/17/17 (b)	4,420,000	5,258,619
5.250%, 06/18/14	9,500,000	10,594,518
5.375%, 05/18/16	2,900,000	3,443,291
Federal Home Loan Mortgage Corp.
1.375%, 02/25/14	16,700,000	17,021,465
3.500%, 05/29/13 (b)	7,120,000	7,445,193
4.750%, 01/19/16 (b)	2,850,000	3,285,219
5.125%, 11/17/17 (b)	3,530,000	4,264,752
5.250%, 04/18/16	4,280,000	5,040,984
5.625%, 11/23/35	1,040,000	1,158,095
6.750%, 03/15/31	965,000	1,452,139
Federal National Mortgage Association
1.000%, 09/23/13	4,940,000	4,998,056
2.875%, 12/11/13 (b)	9,480,000	9,932,923
4.125%, 04/15/14 (b)	2,350,000	2,542,570
4.375%, 03/15/13 (b)	4,650,000	4,881,884
5.375%, 06/12/17	8,300,000	10,047,537
6.625%, 11/15/30 (b)	2,450,000	3,630,199
Tennessee Valley Authority
5.250%, 09/15/39 (b)	3,350,000	4,262,776
6.000%, 03/15/13	1,000,000	1,068,577

		109,234,396

U.S. Treasury—34.6%
U.S. Treasury Bonds
3.500%, 02/15/39	2,080,000	2,339,251
3.750%, 08/15/41	1,830,000	2,151,915
3.875%, 08/15/40 (b)	10,380,000	12,441,053
4.250%, 11/15/40	7,280,000	9,282,218
4.375%, 11/15/39	3,900,000	5,062,473
4.375%, 05/15/40	5,220,000	6,779,736
4.375%, 05/15/41	5,850,000	7,622,433
4.500%, 02/15/36	5,675,000	7,426,361
4.500%, 05/15/38	4,950,000	6,523,803

U.S. Treasury—(Continued)
U.S. Treasury Bonds
5.000%, 05/15/37	$2,760,000	$3,882,796
5.250%, 02/15/29 (b)	750,000	1,036,253
5.375%, 02/15/31 (b)	7,075,000	10,083,573
5.500%, 08/15/28 (b)	6,920,000	9,768,341
6.250%, 08/15/23 (b)	7,700,000	11,016,929
6.375%, 08/15/27 (b)	2,800,000	4,243,876
6.500%, 11/15/26	1,000,000	1,517,360
7.125%, 02/15/23 (b)	6,100,000	9,222,590
7.250%, 08/15/22 (b)	6,120,000	9,262,498
7.875%, 02/15/21 (b)	4,450,000	6,789,943
8.000%, 11/15/21	2,920,000	4,562,617
8.125%, 08/15/19 (b)	2,645,000	3,933,036
8.125%, 08/15/21 (b)	1,250,000	1,957,225
8.500%, 02/15/20 (b)	6,700,000	10,303,595
8.750%, 08/15/20	1,000,000	1,576,710
8.875%, 02/15/19 (b)	10,215,000	15,486,757
9.125%, 05/15/18 (b)	1,600,000	2,386,384
9.250%, 02/15/16 (b)	1,375,000	1,856,566
U.S. Treasury Notes
0.625%, 07/15/14	10,000,000	10,077,400
0.750%, 09/15/13	16,000,000	16,138,400
0.750%, 12/15/13 (b)	5,000,000	5,048,750
1.000%, 09/30/16	4,000,000	4,041,120
1.000%, 10/31/16 (b)	7,010,000	7,077,717
1.250%, 04/15/14 (b)	23,810,000	24,328,104
1.375%, 02/15/13	9,000,000	9,119,520
1.375%, 05/15/13	10,000,000	10,158,800
1.875%, 06/30/15	6,700,000	7,019,858
2.000%, 11/30/13 (b)	6,000,000	6,199,200
2.000%, 11/15/21	10,950,000	11,074,064
2.125%, 05/31/15	12,000,000	12,667,320
2.125%, 08/15/21	4,050,000	4,153,599
2.375%, 08/31/14	9,950,000	10,481,430
2.375%, 10/31/14	21,000,000	22,182,931
2.375%, 02/28/15	15,000,000	15,916,951
2.375%, 03/31/16 (b)	20,560,000	22,018,939
2.500%, 04/30/15	5,980,000	6,382,455
2.625%, 06/30/14	12,000,000	12,684,120
2.625%, 02/29/16	2,510,000	2,713,737
2.625%, 08/15/20	6,000,000	6,471,059
2.750%, 05/31/17	9,840,000	10,770,765
2.875%, 01/31/13 (b)	6,000,000	6,174,300
3.000%, 08/31/16 (b)	8,350,000	9,198,193
3.000%, 02/28/17 (b)	10,540,000	11,657,767
3.125%, 05/15/19 (b)	3,000,000	3,364,290
3.250%, 05/31/16 (b)	8,230,000	9,132,750
3.375%, 11/30/12 (b)	7,010,000	7,214,272
3.375%, 06/30/13 (b)	4,650,000	4,869,201
3.500%, 05/31/13	9,170,000	9,593,746
3.500%, 02/15/18	4,000,000	4,561,280
3.625%, 02/15/20	17,190,000	19,936,102
3.625%, 02/15/21	5,970,000	6,930,752
3.750%, 11/15/18	4,550,000	5,292,833
3.875%, 05/15/18	4,700,000	5,482,973
4.000%, 11/15/12 (b)	7,250,000	7,490,990

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
4.000%, 02/15/14 (b)	$15,010,000	$16,190,236
4.000%, 08/15/18 (b)	9,620,000	11,329,089
4.250%, 08/15/13	14,980,000	15,951,302
4.250%, 11/15/13	5,460,000	5,863,931
4.250%, 08/15/15	2,300,000	2,606,774
4.250%, 11/15/17	4,700,000	5,551,922
4.500%, 11/15/15	8,950,000	10,291,337
4.500%, 02/15/16	4,520,000	5,226,476
4.875%, 08/15/16 (b)	8,330,000	9,881,796
5.125%, 05/15/16	4,830,000	5,748,569

		604,783,412

Total U.S. Treasury & Government Agencies (Identified Cost $1,170,957,876)		1,269,263,968

Corporate Bonds & Notes—21.4%

Aerospace & Defense—0.4%
Honeywell International, Inc. 5.000%, 02/15/19	2,000,000	2,356,625
Lockheed Martin Corp. 6.150%, 09/01/36	1,700,000	1,971,258
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	743,721
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,000,074
The Boeing Co. 7.250%, 06/15/25	460,000	619,885
United Technologies Corp.
4.875%, 05/01/15 (b)	900,000	1,006,509
7.500%, 09/15/29	200,000	284,521

		7,982,593

Air Freight & Logistics—0.1%
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	760,000	915,332

Beverages—0.4%
Anheuser-Busch Cos., Inc.
5.000%, 01/15/15	1,950,000	2,137,394
6.450%, 09/01/37	880,000	1,186,624
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	414,880
PepsiCo., Inc. 5.000%, 06/01/18	1,000,000	1,158,670
The Coca-Cola Co. 0.750%, 11/15/13	1,900,000	1,900,120
3.150%, 11/15/20 (b)	280,000	293,858

		7,091,546

Security Description	Par Amount	Value*

Biotechnology—0.2%
Amgen, Inc.
5.700%, 02/01/19 (b)	$850,000	$970,763
6.150%, 06/01/18 (b)	1,650,000	1,927,817

		2,898,580

Building Products—0.1%
CRH America, Inc. 6.000%, 09/30/16	900,000	961,440

Capital Markets—2.2%
BlackRock, Inc. 3.500%, 12/10/14	1,500,000	1,594,405
Credit Suisse 5.000%, 05/15/13	1,300,000	1,332,065
Credit Suisse USA, Inc.
5.375%, 03/02/16 (b)	1,550,000	1,640,815
7.125%, 07/15/32	800,000	940,711
Deutsche Telekom International Finance BV
5.750%, 03/23/16	460,000	509,096
8.750%, 06/15/30 (a)	1,000,000	1,400,802
European Investment Bank
1.625%, 03/15/13	1,950,000	1,962,708
4.875%, 02/15/36	3,700,000	3,999,086
5.125%, 05/30/17 (b)	1,750,000	2,035,048
Merrill Lynch & Co., Inc.
6.050%, 05/16/16	2,000,000	1,879,904
6.500%, 07/15/18 (b)	200,000	185,196
Morgan Stanley
4.750%, 04/01/14 (b)	1,515,000	1,472,103
5.300%, 03/01/13	1,800,000	1,809,024
5.625%, 09/23/19	1,900,000	1,738,051
7.250%, 04/01/32	1,850,000	1,846,813
Nomura Holdings, Inc. 6.700%, 03/04/20 (b)	1,325,000	1,412,837
The Bank of New York Mellon Corp. 5.450%, 05/15/19 (b)	2,000,000	2,248,137
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	976,400
The Goldman Sachs Group, Inc.
5.700%, 09/01/12 (b)	1,000,000	1,017,606
6.000%, 06/15/20	2,000,000	2,029,885
6.125%, 02/15/33	2,075,000	1,994,186
6.250%, 09/01/17	760,000	789,629
6.450%, 05/01/36	2,000,000	1,814,935
UBS Preferred Funding Trust V 6.243%, 05/29/49 (a) (b)	1,000,000	820,000
Verizon Global Funding Corp. 7.750%, 12/01/30	1,000,000	1,384,859

		38,834,301

Chemicals—0.3%
E. I. du Pont de Nemours & Co.
5.600%, 12/15/36	1,000,000	1,239,296
6.000%, 07/15/18	1,000,000	1,221,818

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Chemicals—(Continued)
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20	$970,000	$1,107,779
Praxair, Inc.
4.375%, 03/31/14	810,000	868,491
6.375%, 04/01/12	80,000	81,088
The Dow Chemical Co.
9.400%, 05/15/39	650,000	979,418

		5,497,890

Commercial Banks—2.2%
American Express Bank FSB 5.500%, 04/16/13	2,700,000	2,818,174
Barclays Bank plc
5.000%, 09/22/16	1,750,000	1,810,131
5.200%, 07/10/14	900,000	929,797
Deutsche Bank AG
3.875%, 08/18/14	620,000	634,211
6.000%, 09/01/17	1,500,000	1,663,552
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,455,306
HSBC Holdings plc
5.250%, 12/12/12	2,050,000	2,092,789
6.500%, 09/15/37	905,000	897,645
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	2,890,353
Kreditanstalt fuer Wiederaufbau
3.500%, 05/16/13	3,000,000	3,110,683
4.875%, 01/17/17 (b)	2,900,000	3,379,507
Lloyds TSB Bank plc 6.375%, 01/21/21	1,500,000	1,484,857
PNC Bank N.A.
4.875%, 09/21/17	1,000,000	1,052,694
5.250%, 01/15/17 (b)	1,600,000	1,702,486
State Street Bank & Trust Co. 5.300%, 01/15/16	300,000	337,117
SunTrust Banks, Inc. 3.600%, 04/15/16	1,450,000	1,467,828
U.S. Bancorp 4.200%, 05/15/14 (b)	1,900,000	2,027,739
Wachovia Corp. 5.750%, 06/15/17	700,000	781,664
Wells Fargo & Co.
5.000%, 11/15/14	2,000,000	2,131,287
5.125%, 09/01/12 (b)	500,000	512,886
Wells Fargo Bank N.A.
4.750%, 02/09/15	1,565,000	1,634,265
5.950%, 08/26/36	1,900,000	1,971,345
Westpac Banking Corp. 3.000%, 12/09/15 (b)	2,000,000	1,997,073

		38,783,389

Commercial Services & Supplies—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,594,405

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 01/15/40	$2,000,000	$2,439,274

Computers & Peripherals—0.3%
Hewlett-Packard Co. 5.500%, 03/01/18	1,950,000	2,161,839
International Business Machines Corp.
4.750%, 11/29/12	1,000,000	1,034,060
7.500%, 06/15/13	1,000,000	1,096,042
8.375%, 11/01/19	425,000	604,450

		4,896,391

Consumer Finance—0.2%
American Express Centurion Bank 5.550%, 10/17/12	300,000	309,255
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	1,354,410
Daimler Finance North America, LLC 8.500%, 01/18/31	1,050,000	1,455,375
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	128,403
HSBC Finance Corp. 5.500%, 01/19/16	900,000	926,603

		4,174,046

Diversified Financial Services—3.0%
Asian Development Bank 5.500%, 06/27/16 (b)	3,850,000	4,591,624
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,816,364
Bank of America Corp.
4.750%, 08/15/13	1,000,000	993,848
5.125%, 11/15/14	1,000,000	983,295
5.420%, 03/15/17	900,000	808,262
5.750%, 08/15/16	2,850,000	2,648,516
6.500%, 08/01/16	1,750,000	1,740,367
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14 (b)	1,500,000	1,645,838
Citigroup, Inc.
2.125%, 04/30/12 (a)	2,940,000	2,959,601
5.500%, 08/27/12	840,000	853,524
5.850%, 08/02/16	500,000	523,674
6.125%, 11/21/17	1,700,000	1,797,357
6.125%, 05/15/18	1,900,000	1,996,925
Diageo Finance BV 5.300%, 10/28/15 (b)	870,000	989,322
General Electric Capital Corp.
5.300%, 02/11/21	1,915,000	2,039,633
5.400%, 02/15/17 (b)	2,000,000	2,217,310
5.450%, 01/15/13 (b)	1,800,000	1,883,597
5.875%, 01/14/38	2,050,000	2,166,007
6.750%, 03/15/32	1,250,000	1,453,365
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	875,000	926,154

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Inter-American Development Bank 2.375%, 08/15/17 (b)	$2,000,000	$2,108,917
JPMorgan Chase & Co.
2.125%, 12/26/12	1,950,000	1,986,394
4.750%, 05/01/13	1,500,000	1,567,211
5.125%, 09/15/14	850,000	888,409
6.300%, 04/23/19	1,900,000	2,139,431
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	1,025,906
Petrobras International Finance Co. 6.125%, 10/06/16	600,000	665,405
Shell International Finance BV
4.000%, 03/21/14	1,900,000	2,037,486
4.300%, 09/22/19 (b)	1,000,000	1,150,433
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,725,000	2,493,375
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	1,960,070

		53,057,620

Diversified Telecommunication Services—0.8%
AT&T, Inc.
5.100%, 09/15/14	1,750,000	1,928,078
5.800%, 02/15/19	1,700,000	2,012,280
6.300%, 01/15/38	1,300,000	1,584,786
British Telecommunications plc 9.625%, 12/15/30 (a)	1,000,000	1,419,436
Embarq Corp. 7.995%, 06/01/36	3,000,000	3,177,168
Qwest Corp. 7.500%, 10/01/14	850,000	929,879
Telefonica Emisiones SAU 6.221%, 07/03/17	1,400,000	1,428,137
Verizon Communications, Inc. 6.100%, 04/15/18	1,600,000	1,925,601
Verizon New York, Inc. 7.375%, 04/01/32	500,000	585,451

		14,990,816

Electric Utilities—1.3%
Consolidated Edison Co. of New York, Inc. 5.850%, 04/01/18 (b)	855,000	1,021,182
Duke Energy Carolinas, LLC
5.300%, 02/15/40	2,000,000	2,430,779
6.250%, 01/15/12	500,000	500,796
Exelon Corp.
4.900%, 06/15/15	1,060,000	1,145,922
5.625%, 06/15/35	1,500,000	1,614,750
FirstEnergy Solutions Corp. 4.800%, 02/15/15	2,850,000	3,037,721
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,228,793
Georgia Power Co. 5.700%, 06/01/17 (b)	1,400,000	1,630,280

Electric Utilities—(Continued)
Northern States Power Co. 6.250%, 06/01/36	$2,200,000	$3,002,965
Oncor Electric Delivery Co., LLC 7.000%, 05/01/32 (b)	950,000	1,239,265
Pacific Gas & Electric Co. 4.800%, 03/01/14	1,125,000	1,208,540
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	2,170,759
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	1,683,717

		22,915,469

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,857,547

Food & Staples Retailing—0.5%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	552,932
CVS Caremark Corp. 4.875%, 09/15/14 (b)	1,800,000	1,969,906
Safeway, Inc. 7.250%, 02/01/31	813,000	972,766
The Kroger Co. 5.500%, 02/01/13	950,000	994,919
Wal-Mart Stores, Inc.
4.550%, 05/01/13 (b)	2,075,000	2,186,624
5.250%, 09/01/35	935,000	1,099,221
Walgreen Co.
4.875%, 08/01/13	445,000	474,591
5.250%, 01/15/19	900,000	1,066,890

		9,317,849

Food Products—0.5%
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (a) (b)	2,000,000	2,265,677
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,117,434
General Mills, Inc. 5.650%, 02/15/19 (b)	1,700,000	2,032,190
Kraft Foods, Inc.
5.375%, 02/10/20	1,800,000	2,074,313
6.250%, 06/01/12	900,000	919,604

		8,409,218

Health Care Equipment & Supplies—0.1%
Baxter International, Inc. 5.375%, 06/01/18	1,400,000	1,639,609

Health Care Providers & Services—0.3%
Laboratory Corp. of America Holdings 4.625%, 11/15/20	1,900,000	2,006,246
UnitedHealth Group, Inc. 5.375%, 03/15/16	1,700,000	1,945,838

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—(Continued)
WellPoint, Inc. 5.850%, 01/15/36	$1,800,000	$2,091,963

		6,044,047

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. 5.350%, 03/01/18	885,000	1,052,010

Household Products—0.2%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	609,933
The Procter & Gamble Co.
4.950%, 08/15/14 (b)	2,000,000	2,217,045
6.450%, 01/15/26	200,000	268,585

		3,095,563

Independent Power Producers & Energy Traders—0.1%
PSEG Power, LLC 8.625%, 04/15/31	1,000,000	1,442,846

Industrial Conglomerates—0.3%
General Electric Co.
5.000%, 02/01/13	930,000	970,011
5.250%, 12/06/17	1,800,000	2,072,371
Koninklijke Philips Electronics NV 5.750%, 03/11/18	900,000	1,034,877
Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,580,961

		5,658,220

Insurance—0.7%
ACE INA Holdings, Inc. 5.875%, 06/15/14	850,000	937,979
American International Group, Inc. 5.450%, 05/18/17	1,900,000	1,811,355
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,136,831
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13 (b)	1,900,000	1,997,073
Chubb Corp. 6.000%, 05/11/37	865,000	1,042,944
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	713,836
Principal Life Income Funding Trusts 5.300%, 04/24/13 (b)	900,000	941,940
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,511,949
The Allstate Corp.
6.900%, 05/15/38 (b)	150,000	185,989
7.450%, 05/16/19	1,700,000	2,056,341

		12,336,237

Machinery—0.2%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,342,873

Machinery—(Continued)
Deere & Co. 6.950%, 04/25/14 (b)	$850,000	$967,376

		3,310,249

Media—1.1%
CBS Corp. 8.875%, 05/15/19	750,000	960,734
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	620,000	675,064
Comcast Corp.
5.300%, 01/15/14	1,445,000	1,554,489
5.650%, 06/15/35	1,500,000	1,663,646
Discovery Communications, LLC 6.350%, 06/01/40 (b)	1,800,000	2,202,803
News America, Inc. 6.550%, 03/15/33 (b)	1,950,000	2,049,849
The Walt Disney Co. 6.375%, 03/01/12	200,000	201,801
Thomson Reuters Corp. 6.500%, 07/15/18 (b)	800,000	956,012
Time Warner Cable, Inc.
5.000%, 02/01/20	1,900,000	2,074,810
5.850%, 05/01/17	1,800,000	2,047,272
6.550%, 05/01/37	100,000	115,539
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	380,000	495,724
Time Warner, Inc.
6.100%, 07/15/40	925,000	1,068,670
7.700%, 05/01/32	685,000	896,761
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	726,569
Viacom, Inc. 6.250%, 04/30/16 (b)	770,000	884,734

		18,574,477

Metals & Mining—0.4%
Alcoa, Inc.
5.720%, 02/23/19 (b)	523,000	539,848
5.870%, 02/23/22 (b)	101,000	101,731
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,161,719
Rio Tinto Alcan, Inc.
5.000%, 06/01/15	1,050,000	1,150,255
6.125%, 12/15/33	1,751,000	2,155,091
Teck Resources, Ltd. 9.750%, 05/15/14	290,000	340,976
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,257,065

		7,706,685

Multi-Utilities—0.3%
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,792,346

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Multi-Utilities—(Continued)
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	$2,690,000	$2,784,621
Sempra Energy 6.150%, 06/15/18	900,000	1,066,776

		5,643,743

Multiline Retail—0.1%
Target Corp. 6.350%, 11/01/32	1,000,000	1,261,772

Office Electronics—0.2%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,850,011

Oil, Gas & Consumable Fuels—1.0%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,276,921
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	933,333
Devon Energy Corp. 6.300%, 01/15/19	850,000	1,037,420
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	277,586
Energy Transfer Partners, L.P. 4.650%, 06/01/21	1,950,000	1,902,927
Enterprise Products Operating, LLC 6.300%, 09/15/17	1,900,000	2,211,358
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	2,222,106
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,438,786
Weatherford International, Ltd. 9.625%, 03/01/19	1,500,000	1,942,416
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	2,086,675

		17,329,528

Paper & Forest Products—0.1%
International Paper Co. 7.950%, 06/15/18	820,000	998,820

Pharmaceuticals—0.7%
Abbott Laboratories 5.125%, 04/01/19	1,350,000	1,581,292
AstraZeneca plc 5.400%, 06/01/14 (b)	639,000	704,962
Bristol-Myers Squibb Co. 5.875%, 11/15/36 (b)	2,000,000	2,544,763
Eli Lilly & Co. 4.200%, 03/06/14	900,000	965,769
Johnson & Johnson
5.950%, 08/15/37	910,000	1,207,833
6.950%, 09/01/29 (b)	250,000	350,054

Pharmaceuticals—(Continued)
Merck & Co., Inc.
5.950%, 12/01/28	$300,000	$381,465
6.550%, 09/15/37	1,000,000	1,374,117
Wyeth
5.500%, 02/01/14 (b)	1,000,000	1,094,465
5.500%, 02/15/16 (b)	1,700,000	1,949,561

		12,154,281

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc. 6.100%, 03/15/20 (b)	860,000	977,245
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	189,000	190,204
ERP Operating, L.P. 5.750%, 06/15/17	900,000	983,927
Kimco Realty Corp. 6.875%, 10/01/19 (b)	550,000	627,910
Regency Centers, L.P. 5.250%, 08/01/15	850,000	898,505
Simon Property Group, L.P. 5.250%, 12/01/16	2,000,000	2,210,072

		5,887,863

Road & Rail—0.4%
Burlington Northern Santa Fe, LLC 7.000%, 02/01/14	1,850,000	2,069,613
CSX Corp.
6.150%, 05/01/37	1,600,000	1,937,332
7.900%, 05/01/17	500,000	617,407
Norfolk Southern Corp.
5.590%, 05/17/25	144,000	171,270
7.250%, 02/15/31	156,000	215,197
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,566,936

		6,577,755

Software—0.2%
Microsoft Corp. 2.950%, 06/01/14	1,400,000	1,481,878
Oracle Corp. 5.250%, 01/15/16 (b)	2,000,000	2,310,756

		3,792,634

Specialty Retail—0.2%
Home Depot, Inc.
4.400%, 04/01/21	1,450,000	1,628,598
5.400%, 03/01/16	900,000	1,039,688
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,281,570

		3,949,856

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Tobacco—0.2%
Altria Group, Inc. 9.700%, 11/10/18	$750,000	$1,013,613
Philip Morris International, Inc.
4.500%, 03/26/20	925,000	1,045,460
6.875%, 03/17/14	755,000	849,761

		2,908,834

Wireless Telecommunication Services—0.3%
AT&T Mobility, LLC 7.125%, 12/15/31	100,000	127,154
Cellco Partnership, Inc.
5.550%, 02/01/14	850,000	922,869
8.500%, 11/15/18	750,000	1,017,004
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	974,677
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,719,165

		5,760,869

Yankee—1.1%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	444,873
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,961,078
EnCana Corp. 4.750%, 10/15/13	2,000,000	2,099,859
Hydro Quebec 7.500%, 04/01/16 (b)	1,350,000	1,682,925
8.400%, 01/15/22	1,000,000	1,473,441
Inter-American Development Bank
6.800%, 10/15/25	500,000	717,611
7.000%, 06/15/25	200,000	284,799
International Bank for Reconstruction & Development
2.375%, 05/26/15	1,420,000	1,495,516
7.625%, 01/19/23	1,400,000	2,056,815
8.875%, 03/01/26	535,000	891,153
Statoil ASA 6.700%, 01/15/18 (b)	300,000	365,076
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	2,961,463
TransCanada Pipelines, Ltd. 6.200%, 10/15/37	1,800,000	2,259,259

		18,693,868

Total Corporate Bonds & Notes (Identified Cost $355,109,993)		375,287,483

Mortgage-Backed Securities—2.2%

Commercial Mortgage-Backed Securities—2.2%
Bear Stearns Commercial Mortgage Securities
5.540%, 09/11/41	1,000,000	1,111,155
5.694%, 06/11/50 (a)	1,500,000	1,658,863

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust
4.733%, 10/15/41	$1,000,000	$1,063,419
5.364%, 04/15/40 (a)	1,000,000	1,066,983
5.431%, 10/15/49	1,500,000	1,665,937
5.728%, 03/15/49 (a)	1,800,000	2,014,018
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.225%, 07/15/44 (a)	2,000,000	2,210,098
Commercial Mortgage Pass-Through Certificates 5.814%, 12/10/49 (a)	2,400,000	2,672,149
Credit Suisse First Boston Mortgage Securities Corp.
3.936%, 05/15/38	500,000	510,417
4.691%, 10/15/39	500,000	532,524
5.100%, 08/15/15 (a)	3,000,000	3,280,296
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43 (a)	1,500,000	1,617,419
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (a)	1,000,000	1,064,548
GS Mortgage Securities Corp. II 4.751%, 07/10/39	2,000,000	2,131,603
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420%, 01/15/49	2,500,000	2,696,338
5.440%, 06/12/47	890,000	954,501
LB-UBS Commercial Mortgage Trust
4.367%, 03/15/36	3,000,000	3,133,983
5.156%, 02/15/31	2,500,000	2,743,483
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	500,000	532,965
Morgan Stanley Capital I
4.989%, 08/13/42	1,000,000	1,088,255
5.638%, 06/11/42 (a)	2,000,000	2,286,287
5.879%, 06/11/49 (a)	1,430,000	1,572,326

Total Mortgage-Backed Securities (Identified Cost $34,825,887)		37,607,567

Foreign Government —1.5%

Regional Government—0.3%
Province of Nova Scotia Canada 5.125%, 01/26/17 (b)	900,000	1,054,386
Province of Ontario Canada 5.125%, 07/17/12	2,000,000	2,047,600
Province of Quebec Canada 4.875%, 05/05/14 (b)	1,925,000	2,101,311

		5,203,297

Sovereign—1.1%
Brazilian Government International Bond 6.000%, 01/17/17	3,755,000	4,393,350
Canada Government International Bond 2.375%, 09/10/14 (b)	1,900,000	1,997,872

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Foreign Government—(Continued)

Security Description	Par Amount	Value*

Sovereign—(Continued)
Colombia Government International Bond 8.125%, 05/21/24	$1,500,000	$2,077,500
Mexico Government International Bond
6.750%, 09/27/34	1,050,000	1,365,000
8.000%, 09/24/22	2,200,000	3,080,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,544,675
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,209,075
Republic of Italy 4.500%, 01/21/15	1,475,000	1,409,188
Republic of Korea 7.125%, 04/16/19	1,600,000	1,996,741

		20,073,401

Yankee—0.1%
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	366,429
Province of Quebec Canada 7.500%, 07/15/23	350,000	498,696

		865,125

Total Foreign Government (Identified Cost $24,174,974)		26,141,823

Municipal Bonds & Notes—0.6%

Municipal Agency—0.6%
Los Angeles California Community College District 6.750%, 08/01/49	2,210,000	2,815,187
Los Angeles California Unified School District 6.758%, 07/01/34	2,160,000	2,680,646
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	2,078,880
State of California 7.300%, 10/01/39	2,000,000	2,364,860
State of Illinois 5.100%, 06/01/33	1,230,000	1,116,397

Total Municipal Bonds & Notes (Identified Cost $9,896,674)		11,055,970

Asset-Backed Securities—0.4%

Asset Backed - Credit Card—0.4%
Capital One Multi-Asset Execution Trust 5.050%, 02/15/16	2,000,000	2,104,150
Citibank Credit Card Issuance Trust 4.850%, 04/22/15	1,472,000	1,547,935
4.850%, 03/10/17	2,500,000	2,793,585

		6,445,670

Asset Backed - Home Equity—0.0%
Centex Home Equity 4.250%, 12/25/31 (a)	$58,001	$55,557

Total Asset-Backed Securities (Identified Cost $6,721,153)		6,501,227

Short Term Investments—15.0%

Discount Notes—1.0%
Federal Home Loan Bank
0.016%, 01/18/12	1,000,000	999,994
0.016%, 02/17/12	100,000	99,999
0.016%, 02/29/12	8,500,000	8,499,930
0.016%, 03/21/12	4,100,000	4,099,818
Federal Home Loan Mortgage Corp. 0.016%, 05/09/12	1,200,000	1,199,792
Federal National Mortgage Association 0.016%, 03/07/12	2,800,000	2,799,948

		17,699,481

Mutual Funds—13.8%
State Street Navigator Securities Lending Prime Portfolio (c)	241,480,480	241,480,480

U.S. Treasury—0.2%
U.S. Treasury Bills
0.018%, 03/08/12 (b)	800,000	799,968
0.018%, 05/03/12 (b)	700,000	699,956
0.023%, 05/10/12	2,100,000	2,099,803

		3,599,727

Total Short Term Investments (Identified Cost $262,779,688)		262,779,688

Total Investments—113.6% (Identified Cost $1,864,466,245) (d)		1,988,637,726
Liabilities in excess of other assets		(238,741,781)

Net Assets—100.0%		$1,749,895,945

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $266,053,593 and the collateral received consisted of cash in the amount of $241,480,480 and non-cash collateral with a value of $32,677,612. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2011

(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,879,168,356. The aggregate unrealized appreciation and depreciation of investments was $115,248,713 and $(5,779,343), respectively, resulting in net unrealized appreciation of $109,469,370 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,269,263,968	$—	$1,269,263,968
Total Corporate Bonds & Notes*	—	375,287,483	—	375,287,483
Total Mortgage-Backed Securities*	—	37,607,567	—	37,607,567
Total Foreign Government*	—	26,141,823	—	26,141,823
Total Municipal Bonds & Notes*	—	11,055,970	—	11,055,970
Total Asset-Backed Securities*	—	6,501,227	—	6,501,227
Short Term Investments
Discount Notes	—	17,699,481	—	17,699,481
Mutual Funds	241,480,480	—	—	241,480,480
U.S. Treasury	—	3,599,727	—	3,599,727
Total Short Term Investments	241,480,480	21,299,208	—	262,779,688
Total Investments	$241,480,480	$1,747,157,246	$—	$1,988,637,726

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,988,637,726
Cash		79,946
Receivable for:
Securities sold		15,884
Fund shares sold		8,805,979
Principal paydowns		90,476
Interest		13,555,603

Total Assets		2,011,185,614
Liabilities
Payable for:
Securities purchased	$17,757,907
Fund shares redeemed	1,276,692
Collateral for securities loaned	241,480,480
Accrued expenses:
Management fees	359,265
Distribution and service fees	233,140
Deferred directors’ fees	24,731
Other expenses	157,454

Total Liabilities		261,289,669

Net Assets		$1,749,895,945

Net assets consists of:
Paid in surplus		$1,599,967,294
Undistributed net investment income		64,775,793
Accumulated net realized losses		(39,018,623)
Unrealized appreciation on investments		124,171,481

Net Assets		$1,749,895,945

Net Assets
Class A		$630,821,083
Class B		893,825,351
Class E		91,779,646
Class G		133,469,865
Capital Shares (Authorized) Outstanding
Class A (100,000,000)		54,480,654
Class B (100,000,000)		78,595,600
Class E (20,000,000)		7,967,945
Class G (17,500,000)		11,757,349
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.58
Class B		11.37
Class E		11.52
Class G		11.35

(a)	Identified cost of investments was $1,864,466,245.
(b)	Includes securities on loan with a value of $266,053,593.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest (a)		$63,257,953

Expenses
Management fees	$4,339,630
Distribution and service fees—Class B	2,186,430
Distribution and service fees—Class E	152,802
Distribution and service fees—Class G	344,689
Directors’ fees and expenses	50,558
Custodian and accounting	191,725
Audit and tax services	75,763
Legal	19,654
Shareholder reporting	189,472
Insurance	17,545
Miscellaneous	17,638

Total expenses	7,585,906
Less management fee waivers	(106,475)	7,479,431

Net Investment Income		55,778,522

Net Realized and Unrealized Gain
Net realized gain on:
Investments		9,107,367
Net change in unrealized appreciation on:
Investments		60,138,978

Net realized and unrealized gain		69,246,345

Net Increase in Net Assets From Operations		$125,024,867

(a)	Includes net income on securities loaned of $460,666.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$55,778,522	$53,146,121
Net realized gain	9,107,367	6,418,804
Net change in unrealized appreciation	60,138,978	23,382,069

Increase in net assets from operations	125,024,867	82,946,994

From Distributions to Shareholders
Net investment income
Class A	(23,003,276)	(24,391,092)
Class B	(29,463,735)	(24,725,962)
Class E	(3,655,123)	(4,378,545)
Class G	(3,655,985)	(1,300,662)

Total distributions	(59,778,119)	(54,796,261)

Increase in net assets from capital share transactions	19,414,962	299,235,775

Total increase in net assets	84,661,710	327,386,508

Net Assets
Beginning of the period	1,665,234,235	1,337,847,727

End of the period	$1,749,895,945	$1,665,234,235

Undistributed Net Investment Income
End of the period	$64,775,793	$59,608,646

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	5,954,859	$66,984,348	17,643,236	$196,522,643
Reinvestments	2,118,166	23,003,276	2,264,725	24,391,092
Redemptions	(12,942,465)	(145,544,371)	(11,136,897)	(123,634,221)

Net increase (decrease)	(4,869,440)	$(55,556,747)	8,771,064	$97,279,514

Class B
Sales	12,748,699	$140,340,793	18,091,118	$198,291,047
Reinvestments	2,756,196	29,463,735	2,332,638	24,725,962
Redemptions	(10,370,061)	(115,453,208)	(6,139,749)	(67,039,301)

Net increase	5,134,834	$54,351,320	14,284,007	$155,977,708

Class E
Sales	674,374	$7,495,993	942,358	$10,448,758
Reinvestments	337,812	3,655,123	408,066	4,378,545
Redemptions	(3,018,119)	(33,770,403)	(2,606,407)	(28,841,325)

Net decrease	(2,005,933)	$(22,619,287)	(1,255,983)	$(14,014,022)

Class G
Sales	5,732,680	$63,226,414	6,563,568	$71,868,021
Reinvestments	342,642	3,655,985	122,820	1,300,662
Redemptions	(2,130,594)	(23,642,723)	(1,203,098)	(13,176,108)

Net increase	3,944,728	$43,239,676	5,483,290	$59,992,575

Increase derived from capital share transactions		$19,414,962		$299,235,775

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.17	$10.94	$11.10	$10.97	$10.76

Income (Loss) From Investment Operations
Net investment income (a)	0.38	0.40	0.47	0.54	0.52
Net realized and unrealized gain on investments	0.43	0.25	0.07	0.10	0.20

Total from investment operations	0.81	0.65	0.54	0.64	0.72

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.70)	(0.51)	(0.51)

Total distributions	(0.40)	(0.42)	(0.70)	(0.51)	(0.51)

Net Asset Value, End of Period	$11.58	$11.17	$10.94	$11.10	$10.97

Total Return (%)	7.51	6.05	5.17	5.99	6.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Net ratio of expenses to average net assets (%) (b)	0.28	0.27	0.29	0.28	0.29
Ratio of net investment income to average net assets (%)	3.36	3.63	4.34	5.01	4.86
Portfolio turnover rate (%)	23	21	17	14	15
Net assets, end of period (in millions)	$630.82	$662.67	$553.57	$564.53	$678.19

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.92	$10.81	$10.60

Income (Loss) From Investment Operations
Net investment income (a)	0.34	0.37	0.43	0.51	0.48
Net realized and unrealized gain on investments	0.44	0.23	0.08	0.08	0.20

Total from investment operations	0.78	0.60	0.51	0.59	0.68

Less Distributions
Distributions from net investment income	(0.38)	(0.39)	(0.67)	(0.48)	(0.47)

Total distributions	(0.38)	(0.39)	(0.67)	(0.48)	(0.47)

Net Asset Value, End of Period	$11.37	$10.97	$10.76	$10.92	$10.81

Total Return (%)	7.28	5.69	4.98	5.63	6.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Net ratio of expenses to average net assets (%) (b)	0.53	0.52	0.54	0.53	0.54
Ratio of net investment income to average net assets (%)	3.12	3.38	4.06	4.76	4.60
Portfolio turnover rate (%)	23	21	17	14	15
Net assets, end of period (in millions)	$893.83	$806.18	$636.95	$491.55	$568.79

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.11	$10.89	$11.04	$10.92	$10.71

Income (Loss) From Investment Operations
Net investment income (a)	0.36	0.39	0.45	0.52	0.50
Net realized and unrealized gain on investments	0.44	0.23	0.08	0.09	0.20

Total from investment operations	0.80	0.62	0.53	0.61	0.70

Less Distributions
Distributions from net investment income	(0.39)	(0.40)	(0.68)	(0.49)	(0.49)

Total distributions	(0.39)	(0.40)	(0.68)	(0.49)	(0.49)

Net Asset Value, End of Period	$11.52	$11.11	$10.89	$11.04	$10.92

Total Return (%)	7.38	5.82	5.13	5.76	6.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Net ratio of expenses to average net assets (%) (b)	0.43	0.42	0.44	0.43	0.44
Ratio of net investment income to average net assets (%)	3.21	3.49	4.18	4.86	4.70
Portfolio turnover rate (%)	23	21	17	14	15
Net assets, end of period (in millions)	$91.78	$110.80	$122.30	$126.08	$172.93

	Class G
	Year ended December 31,
	2011	2010	2009(c)
Net Asset Value, Beginning of Period	$10.96	$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income (a)	0.34	0.36	0.27
Net realized and unrealized gain on investments	0.42	0.23	0.19

Total from investment operations	0.76	0.59	0.46

Less Distributions
Distributions from net investment income	(0.37)	(0.38)	0.00

Total distributions	(0.37)	(0.38)	0.00

Net Asset Value, End of Period	$11.35	$10.96	$10.75

Total Return (%)	7.15	5.65	4.47	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.60	(e)
Net ratio of expenses to average net assets (%) (b)	0.58	0.57	0.59	(e)
Ratio of net investment income to average net assets (%)	3.09	3.31	3.77	(e)
Portfolio turnover rate (%)	23	21	17
Net assets, end of period (in millions)	$133.47	$85.59	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not

MSF-20

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

MSF-21

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2011 were $4,339,630.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2011 were $439,337.

MSF-23

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$328,960,676	$94,623,743	$302,261,446	$88,715,791

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may

MSF-24

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$59,778,119	$54,796,261	$—	$—	$—	$—	$59,778,119	$54,796,261

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$64,800,524	$—	$109,469,370	$(24,316,512)	$—	$149,953,382

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Total
$9,934,932	$6,670,752	$4,015,637	$3,695,191	$24,316,512

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-26

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barclays Capital Aggregate Bond Index Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Capital Aggregate Bond Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Capital Aggregate Bond Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-29

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-30

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-31

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-32

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-33

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services

MSF-34

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-35

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-36

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Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned -3.00%, -3.24%, -3.14%, and -3.19%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -1.65%.

MARKET ENVIRONMENT/CONDITIONS

2011 was a frustrating year for most investors. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many (us included), as the European debt crisis became the most important driving force for global markets.

In addition to the debt crisis, the early part of 2011 was also negatively impacted by the social unrest in the Middle East/North Africa region that resulted in unexpected and damaging increases in oil prices. These events were quickly followed by a devastating earthquake, tsunami, and nuclear power crisis in Japan. In our view, these events were more significant than many realized and caused a significant disruption to global economic growth in the first half of 2011.

Against this already damaged backdrop came the intensification of the debt and credit issues in Europe that led to the near collapse of the European Monetary Union. As the crisis unfolded, it became increasingly clear that the real problem was that Europe could no longer rely on its monetary union, but instead required additional fiscal union. Further fiscal union, however, required austerity policies that ultimately exacerbated default risks by acting as a drag on economic growth. As the debt issues were intensifying, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat in Europe.

In the United States, economic growth weakened early in the year, although the data improved in each successive quarter. On the political front, strident partisan bickering reached new heights as brinksmanship became the norm. The lack of leadership, cooperation, and decisiveness ultimately served to damage corporate and consumer confidence.

In this environment, financial markets endured unprecedented volatility as correlations between and within asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. Bond markets generally outperformed stocks while U.S. equities, which finished the year flat, were a noticeable outperformer compared to emerging and European equities, which fell by double-digit percentages for the year.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio underperformed relative to its benchmark, the Russell Midcap Growth Index. The Portfolio’s underperformance versus the benchmark index was attributable to stock selection within the Industrials and Energy sectors, while positive stock selection within the Healthcare and Information Technology (IT) sectors benefited relative returns.

Any returns on individual fund holdings in the following discussion indicate the stock’s return during the time it was held by the Portfolio, which may be longer or shorter than the reporting period.

Weaker stock selection within the Industrials sector held back relative returns. Very strong performance in the aerospace & defense industry was more than offset by weakness in the machinery and road & rail industries. Military vehicle provider Oshkosh Corp. (held start of year-August 2011) sold off 54% on concerns about higher costs and slowing demand due to a shrinking government defense budget. Engineering and construction firm Jacobs Engineering Group, Inc. (held February 2011-July 2011) also sunk 25% and transport company Con-Way, Inc. (held May 2011-August 2011) declined 19% on worries about slowing domestic growth. Within the Energy sector, exploration & production company SandRidge Energy, Inc. (held March 2011-year-end) was particularly hard hit, finishing the year down more than 32% as investors worried about a possible funding gap for future exploration. Within the energy services industry, a Portfolio holding in Patterson-UTI Energy, Inc. (held April 2011-year-end) sunk 28% on concerns around future rig counts, combined with volatile commodity prices.

Strong stock selection within Healthcare was the most significant contributor to outperformance for the year. Therapeutics holdings within the pharmaceutical and biotechnology industries drove overall returns within the group. Within the pharmaceutical space, drug manufacturer Elan Corp. plc (held entire year) jumped more than 140% on the strength of Tysabri, the company’s drug to fight multiple sclerosis. ViroPharma (held July 2011-year-end) climbed more than 41% after announcing the approval by the U.S. Food and Drug Administration of an additional indication for their legacy antibiotic treatment. This new indication removes a near-term concern that the drug would face generic competition. An addition to the Portfolio, Jazz Pharmaceuticals, Inc. (held May 2011-September 2011 and November 2011-year-end) was also a relative outperformer within the pharmaceuticals industry. The stock finished the year up 60% on increasing prices and volumes for the company’s narcolepsy drug. Within the biotechnology industry, antibacterial drug provider Cubist Pharmaceuticals, Inc. (held entire year) spiked more than 85% during the year after announcing a settlement with a large generic drug provider, removing an overhang from the stock.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Strong stock selection within the IT sector also benefited relative returns during the year. High-conviction holding Alliance Data Systems Corp. (held entire year) moved up more than 46%, as investors continued to like the improving fundamentals and backdrop for the company’s private label credit card business.

There were changes to overall positioning within the Portfolio throughout the year, the most notable being an increased exposure to the Healthcare sector as we added names such as Teva Pharmaceuticals Industries, Ltd. and Jazz Pharmaceuticals, Inc. We also slightly reduced its overall weighting within the IT sector, eliminating positions such as Amphenol and SuccessFactors.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Aggressive Growth Portfolio
Class A	-3.00	1.81	3.89	—
Class B	-3.24	1.55	—	4.12
Class D	-3.14	1.70	—	1.26
Class E	-3.19	1.66	3.74	—
Russell Midcap Growth Index	-1.65	2.44	5.29	—

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Teva Pharmaceutical Industries, Ltd. (ADR)	3.9
Cubist Pharmaceuticals, Inc.	3.2
Viropharma, Inc.	3.2
BE Aerospace, Inc.	2.0
Whole Foods Market, Inc.	1.9
Lear Corp.	1.8
SandRidge Energy, Inc.	1.7
Elan Corp. plc (ADR)	1.7
Analog Devices, Inc.	1.6
IHS, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	20.8
Health Care	19.0
Consumer Discretionary	18.5
Industrials	12.5
Energy	10.2
Materials	7.6
Consumer Staples	5.5
Financials	5.1
Cash & Equivalents	0.8

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.78%	$1,000.00	$891.50	$3.72
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

Class B	Actual	1.03%	$1,000.00	$890.70	$4.91
	Hypothetical*	1.03%	$1,000.00	$1,019.95	$5.24

Class D	Actual	0.88%	$1,000.00	$891.00	$4.19
	Hypothetical*	0.88%	$1,000.00	$1,020.72	$4.48

Class E	Actual	0.93%	$1,000.00	$890.80	$4.43
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—99.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.9%
BE Aerospace, Inc. (a) (b)	388,600	$15,042,706
Precision Castparts Corp.	67,300	11,090,367
TransDigm Group, Inc. (b)	42,800	4,095,104

		30,228,177

Auto Components—3.1%
Lear Corp. (b)	357,100	14,212,580
Tenneco, Inc. (a) (b)	128,500	3,826,730
The Goodyear Tire & Rubber Co. (b)	423,200	5,996,744

		24,036,054

Automobiles—0.5%
Harley-Davidson, Inc.	101,500	3,945,305

Biotechnology—3.5%
Ariad Pharmaceuticals, Inc. (a) (b)	165,400	2,026,150
Cubist Pharmaceuticals, Inc. (a) (b)	634,200	25,127,004

		27,153,154

Capital Markets—0.9%
Lazard, Ltd.	251,700	6,571,887

Chemicals—7.0%
Airgas, Inc.	151,200	11,805,696
Ashland, Inc. (a)	213,000	12,175,080
Celanese Corp. (Series A) (a)	276,600	12,245,082
Ecolab, Inc.	188,000	10,868,280
Rockwood Holdings, Inc. (b)	177,600	6,992,112

		54,086,250

Commercial Banks—1.0%
SVB Financial Group (a) (b)	164,049	7,823,497

Commercial Services & Supplies—0.3%
Progressive Waste Solutions, Ltd. (a)	122,000	2,389,980

Communications Equipment—2.2%
Ciena Corp. (a) (b)	555,700	6,723,970
Riverbed Technology, Inc. (b)	452,600	10,636,100

		17,360,070

Computers & Peripherals—1.4%
NetApp, Inc. (b)	298,700	10,833,849

Diversified Financial Services—1.3%
IntercontinentalExchange, Inc. (b)	82,800	9,981,540

Electrical Equipment—1.1%
AMETEK, Inc. (a)	202,900	8,542,090

Energy Equipment & Services—2.5%
Dril-Quip, Inc. (a) (b)	71,400	4,699,548
Patterson-UTI Energy, Inc.	379,800	7,588,404
Superior Energy Services, Inc. (a) (b)	260,900	7,419,996

		19,707,948

Food & Staples Retailing—1.9%
Whole Foods Market, Inc.	212,300	$14,771,834

Food Products—3.6%
Flowers Foods, Inc. (a)	483,900	9,184,422
Green Mountain Coffee Roasters, Inc. (a) (b)	212,400	9,526,140
The Hershey Co.	145,100	8,964,278

		27,674,840

Health Care Equipment & Supplies—3.1%
Boston Scientific Corp. (b)	1,742,100	9,302,814
Stryker Corp.	118,400	5,885,664
Volcano Corp. (b)	382,500	9,099,675

		24,288,153

Health Care Providers & Services—1.1%
Lincare Holdings, Inc. (a)	324,393	8,340,144

Hotels, Restaurants & Leisure—1.5%
Darden Restaurants, Inc. (a)	90,100	4,106,758
Wynn Resorts, Ltd.	70,000	7,734,300

		11,841,058

Household Durables—1.2%
Stanley Black & Decker, Inc.	138,700	9,376,120

Insurance—1.2%
RenaissanceRe Holdings, Ltd.	124,300	9,244,191

Internet & Catalog Retail—0.9%
priceline.com, Inc. (b)	14,900	6,968,879

IT Services—5.0%
Alliance Data Systems Corp. (a) (b)	117,000	12,149,280
Gartner, Inc. (Class A) (b)	212,100	7,374,717
Genpact, Ltd. (b)	486,600	7,274,670
Teradata Corp. (b)	239,300	11,608,443

		38,407,110

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc. (b)	122,100	4,264,953

Machinery—4.1%
CNH Global NV (a)	258,900	9,317,811
Flowserve Corp.	91,400	9,077,848
Terex Corp. (a)	401,000	5,417,510
Trinity Industries, Inc. (a)	275,700	8,287,542

		32,100,711

Media—1.5%
CBS Corp. (Class B)	421,400	11,436,796

Metals & Mining—0.6%
Globe Specialty Metals, Inc. (a)	370,900	4,966,351

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—1.8%
Dollar Tree, Inc. (b)	79,500	$6,607,245
Nordstrom, Inc.	151,900	7,550,949

		14,158,194

Oil, Gas & Consumable Fuels—7.7%
Alpha Natural Resources, Inc. (b)	194,100	3,965,463
Cabot Oil & Gas Corp.	51,900	3,939,210
Consol Energy, Inc.	271,700	9,971,390
Energy XXI Bermuda, Ltd. (b)	67,500	2,151,900
Plains Exploration & Production Co. (a) (b)	328,400	12,058,848
Range Resources Corp.	168,000	10,405,920
SandRidge Energy, Inc. (a) (b)	1,620,700	13,224,912
SM Energy Co.	50,300	3,676,930

		59,394,573

Pharmaceuticals—10.8%
Elan Corp. plc (ADR) (b)	952,040	13,081,030
Hospira, Inc. (b)	358,400	10,884,608
Jazz Pharmaceuticals, Inc. (b)	112,500	4,345,875
Teva Pharmaceutical Industries, Ltd. (ADR)	749,500	30,249,820
Viropharma, Inc. (b)	901,231	24,684,717

		83,246,050

Professional Services—3.0%
IHS, Inc. (b)	146,500	12,622,440
Robert Half International, Inc. (a)	374,400	10,655,424

		23,277,864

Real Estate Investment Trusts—0.8%
DuPont Fabros Technology, Inc. (a)	255,900	6,197,898

Semiconductors & Semiconductor Equipment—7.0%
Analog Devices, Inc.	353,500	12,648,230
Avago Technologies, Ltd.	369,900	10,675,314
Broadcom Corp.	419,500	12,316,520
ON Semiconductor Corp. (b)	1,498,500	11,568,420
Xilinx, Inc.	206,800	6,630,008

		53,838,492

Software—5.2%
Activision Blizzard, Inc.	297,700	3,667,664
Check Point Software Technologies, Ltd. (b)	204,500	10,744,430
Intuit, Inc.	211,900	11,143,821
Salesforce.com, Inc. (b)	30,400	3,084,384
TiVo, Inc. (a) (b)	1,325,400	11,888,838

		40,529,137

Specialty Retail—6.2%
Express, Inc. (b)	555,980	11,086,241
GameStop Corp. (a) (b)	390,900	9,432,417
Limited Brands, Inc.	257,000	10,369,950
The Children’s Place Retail Stores, Inc. (a) (b)	77,500	4,116,800
Tiffany & Co.	73,500	4,870,110
TJX Cos., Inc.	122,600	7,913,830

		47,789,348

Textiles, Apparel & Luxury Goods—1.7%
Deckers Outdoor Corp. (b)	47,600	$3,597,132
Fossil, Inc. (b)	116,600	9,253,376
Michael Kors Holdings, Ltd. (b)	21,900	596,775

		13,447,283

Total Common Stock (Identified Cost $722,527,187)		768,219,780

Short Term Investments—14.7%
Security Description	Shares/Par Amount	Value*

Mutual Funds—13.7%
State Street Navigator Securities Lending Prime Portfolio (c)	106,220,215	106,220,215

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $7,181,008 on 01/03/12, collateralized by $7,055,000 U.S. Treasury Note at 1.875% due 02/28/14 with a value of $7,328,381	$7,181,000	7,181,000

Total Short Term Investments (Identified Cost $113,401,215)		113,401,215

Total Investments 113.9% (Identified Cost $835,928,402) (d)		881,620,995
Liabilities in excess of other assets		(107,497,068)

Net Assets—100.0%		$774,123,927

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $103,309,790 and the collateral received consisted of cash in the amount of $106,220,215. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $836,794,165. The aggregate unrealized appreciation and depreciation of investments was $92,699,781 and $(47,872,951), respectively, resulting in net unrealized appreciation of $44,826,830 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock *	$768,219,780	$—	$—	$768,219,780
Short Term Investments
Mutual Funds	106,220,215	—	—	106,220,215
Repurchase Agreement	—	7,181,000	—	7,181,000
Total Short Term Investments	106,220,215	7,181,000	—	113,401,215
Total Investments	$874,439,995	$7,181,000	$—	$881,620,995

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$881,620,995
Cash		264
Receivable for:
Fund shares sold		56,250
Interest and dividends		246,275

Total Assets		881,923,784
Liabilities
Payable for:
Fund shares redeemed	$927,212
Foreign taxes	2,249
Collateral for securities loaned	106,220,215
Accrued expenses:
Management fees	482,901
Distribution and service fees	28,405
Deferred directors’ fees	24,731
Other expenses	114,144

Total Liabilities		107,799,857

Net Assets		$774,123,927

Net assets consists of:
Paid in surplus		$751,268,998
Undistributed net investment income		69,925
Accumulated net realized losses		(22,907,670)
Unrealized appreciation on investments and foreign currency transactions		45,692,674

Net Assets		$774,123,927

Net Assets
Class A		$568,158,467
Class B		81,106,310
Class D		113,933,077
Class E		10,926,073
Capital Shares (Authorized) Outstanding
Class A (45,000,000)		21,805,563
Class B (7,500,000)		3,285,440
Class D (10,000,000)		4,412,236
Class E (5,000,000)		423,659
Net Asset Value, Offering and Redemption Price Per Share
Class A		$26.06
Class B		24.69
Class D		25.82
Class E		25.79

(a)	Identified cost of investments was $835,928,402.
(b)	Includes securities on loan with a value of $103,309,790.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$6,822,813
Interest (b)		293,633

		7,116,446
Expenses
Management fees	$6,231,398
Distribution and service fees—Class B	211,376
Distribution and service fees—Class D	133,992
Distribution and service fees—Class E	19,112
Directors’ fees and expenses	50,558
Custodian and accounting	72,701
Audit and tax services	35,762
Legal	8,807
Shareholder reporting	193,305
Insurance	8,795
Miscellaneous	13,782

Total expenses	6,979,588
Less broker commission recapture	(220,260)	6,759,328

Net Investment Income		357,118

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,399,757
Written options	(723,720)
Foreign currency transactions	1,796	60,677,833

Net change in unrealized depreciation on:
Investments	(84,400,404)
Foreign currency transactions	(33)	(84,400,437)

Net realized and unrealized loss		(23,722,604)

Net Decrease in Net Assets From Operations		$(23,365,486)

(a)	Net of foreign taxes of $75,486.
(b)	Includes net income on securities loaned of $291,684.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$357,118	$2,991,639
Net realized gain	60,677,833	62,364,457
Net change in unrealized appreciation (depreciation)	(84,400,437)	53,630,237

Increase (decrease) in net assets from operations	(23,365,486)	118,986,333

From Distributions to Shareholders
Net investment income
Class A	(1,880,336)	(415,531)
Class B	(79,305)	0
Class D	(290,793)	0
Class E	(22,200)	0

Total distributions	(2,272,634)	(415,531)

Decrease in net assets from capital share transactions	(90,146,946)	(86,389,704)

Total increase (decrease) in net assets	(115,785,066)	32,181,098

Net Assets
Beginning of the period	889,908,993	857,727,895

End of the period	$774,123,927	$889,908,993

Undistributed Net Investment Income
End of the period	$69,925	$2,628,883

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	718,441	$19,464,512	442,653	$10,494,177
Reinvestments	64,616	1,880,336	16,068	415,531
Redemptions	(2,900,125)	(78,642,246)	(3,168,111)	(75,046,080)

Net decrease	(2,117,068)	$(57,297,398)	(2,709,390)	$(64,136,372)

Class B
Sales	582,587	$14,862,465	918,593	$20,615,281
Reinvestments	2,871	79,305	0	0
Redemptions	(565,496)	(14,586,115)	(698,668)	(15,552,554)

Net increase	19,962	$355,655	219,925	$5,062,727

Class D
Sales	236,310	$6,378,084	468,828	$11,069,567
Reinvestments	10,076	290,793	0	0
Redemptions	(1,379,014)	(37,285,541)	(1,493,022)	(35,393,372)

Net decrease	(1,132,628)	$(30,616,664)	(1,024,194)	$(24,323,805)

Class E
Sales	84,524	$2,312,904	87,453	$2,082,404
Reinvestments	770	22,200	0	0
Redemptions	(180,853)	(4,923,643)	(215,488)	(5,074,658)

Net decrease	(95,559)	$(2,588,539)	(128,035)	$(2,992,254)

Decrease derived from capital share transactions		$(90,146,946)		$(86,389,704)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.94	$23.38	$15.68	$28.89	$23.96

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.02	0.10	0.02	0.04	(0.06)
Net realized and unrealized gain (loss) on investments	(0.82)	3.48	7.72	(13.25)	4.99

Total from investment operations	(0.80)	3.58	7.74	(13.21)	4.93

Less Distributions
Distributions from net investment income	(0.08)	(0.02)	(0.04)	0.00	0.00

Total distributions	(0.08)	(0.02)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$26.06	$26.94	$23.38	$15.68	$28.89

Total Return (%)	(3.00)	15.30	49.44	(45.73)	20.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.77	0.79	0.77	0.76
Ratio of net investment income (loss) to average net assets (%)	0.09	0.40	0.11	0.16	(0.24)
Portfolio turnover rate (%)	111	91	55	48	49
Net assets, end of period (in millions)	$568.16	$644.56	$622.76	$457.84	$937.66

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.54	$22.21	$14.90	$27.51	$22.88

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.04)	0.04	(0.02)	(0.02)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.79)	3.29	7.33	(12.59)	4.75

Total from investment operations	(0.83)	3.33	7.31	(12.61)	4.63

Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	0.00	0.00

Total distributions	(0.02)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$24.69	$25.54	$22.21	$14.90	$27.51

Total Return (%)	(3.24)	14.99	49.06	(45.84)	20.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.02	1.04	1.02	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.15)	0.18	(0.13)	(0.11)	(0.48)
Portfolio turnover rate (%)	111	91	55	48	49
Net assets, end of period (in millions)	$81.11	$83.41	$67.64	$32.05	$45.24

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.71	$23.19	$15.54	$28.66	$23.80

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)	0.07	0.00 (b)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments	(0.82)	3.45	7.66	(13.13)	4.95

Total from investment operations	(0.83)	3.52	7.66	(13.12)	4.86

Less Distributions
Distributions from net investment income	(0.06)	0.00	(0.01)	0.00	0.00

Total distributions	(0.06)	0.00	(0.01)	0.00	0.00

Net Asset Value, End of Period	$25.82	$26.71	$23.19	$15.54	$28.66

Total Return (%)	(3.14)	15.18	49.24	(45.74)	20.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.87	0.89	0.87	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.03)	0.29	0.01	0.06	(0.34)
Portfolio turnover rate (%)	111	91	55	48	49
Net assets, end of period (in millions)	$113.93	$148.09	$152.33	$117.94	$268.93

	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.68	$23.16	$15.53	$28.64	$23.79

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.02)	0.05	(0.01)	0.00 (b)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.82)	3.47	7.64	(13.11)	4.95

Total from investment operations	(0.84)	3.52	7.63	(13.11)	4.85

Less Distributions
Distributions from net investment income	(0.05)	0.00	0.00	0.00	0.00

Total distributions	(0.05)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$25.79	$26.68	$23.16	$15.53	$28.64

Total Return (%)	(3.19)	15.20	49.17	(45.78)	20.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.92	0.94	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.07)	0.23	(0.03)	0.00 (c)	(0.39)
Portfolio turnover rate (%)	111	91	55	48	49
Net assets, end of period (in millions)	$10.93	$13.85	$14.99	$10.99	$20.17

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net investment income for the period was less than $0.01.
(c)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D, and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and partnership adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$6,231,398	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$936,296,679	$0	$1,019,106,078

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $568,800 in purchases of investments which is included above.

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	4,905	395,908
Options bought back	(2,660)	(262,489)
Options expired	(2,245)	(133,419)

Options outstanding December 31, 2011	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	1,405	110,961
Options bought back	(0)	(0)
Options expired	(1,405)	(110,961)

Options outstanding December 31, 2011	0	$0

5.	DERIVATIVE INSTRUMENTS

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. A risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

A risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

During the year ended December 31, 2011, the Portfolio entered into written options contracts which were subject to equity price risk. At December 31, 2011, the Portfolio did not have any open written options contacts. For the year ended December 31, 2011, the Portfolio had realized losses in the amount of $(723,720) which is shown under net realized loss on written options in the Statement of Operations. The average notional amount of written options contracts open during the period from October 5 through December 14, 2011 was $(315,500).

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$2,272,634	$415,531	$—	$—	$—	$—	$2,272,634	$415,531

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$94,657	$—	$44,826,911	$(22,041,906)	$—	$22,879,662

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $22,041,906.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Aggressive Growth Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Aggressive Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Aggressive Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-28

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-29

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 6.56%, 6.30%, and 6.41%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 7.84%.

MARKET ENVIRONMENT/CONDITIONS

2011 was a frustrating year for most investors. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many (us included), as the European debt crisis became the most important driving force for global markets.

In addition to the debt crisis, the early part of 2011 was also negatively impacted by the social unrest in the Middle East/North Africa region that resulted in unexpected and damaging increases in oil prices. These events were quickly followed by a devastating earthquake, tsunami, and nuclear power crisis in Japan. In our view, these events were more significant than many realized and caused a significant disruption to global economic growth in the first half of 2011.

Against this already damaged backdrop came the intensification of the debt and credit issues in Europe that led to the near collapse of the European Monetary Union. As the crisis unfolded, it became increasingly clear the real problem was that Europe could no longer rely on its monetary union, but instead required additional fiscal union. Further fiscal union, however, required austerity policies that ultimately exacerbated default risks by acting as a drag on economic growth. As the debt issues were intensifying, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat in Europe.

In the United States, economic growth weakened early in the year, although the data improved in each successive quarter. On the political front, strident partisan bickering reached new heights as brinksmanship became the norm. The lack of leadership, cooperation and decisiveness ultimately served to damage corporate and consumer confidence.

In this environment, financial markets endured unprecedented volatility as correlations between and within asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. Bond markets generally outperformed stocks while U.S. equities, which finished the year flat, were a noticeable outperformer compared to emerging market and European equities, which fell by double-digit percentages for the year.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio’s underperformance relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the 12-month period was attributable to its short duration bias and active yield curve management, as interest rates declined to historically low levels in the latter half of the year due to fears of a global slowdown and persistent sovereign debt problems in Europe.

The Portfolio maintained a high quality bias, compared to the benchmark, within its allocation to non-government spread sectors, which contributed to relative performance as lower-quality securities struggled during periods of risk aversion. Also contributing positively to performance was relative value trading within securitized products, such as agency mortgage-backed securities (MBS) and asset-backed securities (ABS). In addition, allocations outside of the benchmark index in high yield and non-agency MBS helped performance. Finally, exposure to high-quality foreign government debt benefited relative performance.

We actively managed duration in the Portfolio, maintaining a short duration bias for most of the year. In addition, we increased the Portfolio’s quality profile and level of liquidity in an effort to limit the effects of market volatility. We tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in the Industrials and Financials sectors. We also slightly reduced the Portfolio’s exposure to non-agency residential MBS and commercial mortgage-backed securities (CMBS). To increase liquidity, we added to the Portfolio’s agency MBS and U.S. Treasury holdings during the latter half of the year. Toward year-end, the Portfolio adopted a cautiously optimistic stance on corporate credit which resulted in an increase in investment grade credit exposure and a reduction in U.S. Treasuries exposure on a duration contribution basis. Our sector allocation decisions combined with our macro views of the market resulted in an overall reduction of the Portfolio’s duration. Additionally, we believe the higher yields offered by spread sectors may serve as an offset to potentially higher interest rates in 2012 (yields move inversely with prices).

At year-end, the Portfolio was generally underweight relative to the Barclays Capital U.S. Aggregate Bond Index in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in corporate credit, CMBS and ABS. Within the government-related sectors, the

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio was underweight in U.S. Treasuries and agency debentures, while it was overweight in agency MBS. The Portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Portfolio ended the year with a shorter duration relative to the benchmark index.

Rick Rieder

Bob Miller

Matthew Marra

Eric Pellicciaro

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Bond Income Portfolio
Class A	6.56	5.34	5.22	—
Class B	6.30	5.08	4.95	—
Class E	6.41	5.19	—	5.07
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, and Class E shares are 8/26/83, 5/1/01, and 4/23/02, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pools	27.3
U.S. Treasury Notes	17.9
U.S. Treasury Bonds	7.9
Fannie Mae 30 Yr. TBA	6.6
Ginnie Mae 30 Yr. TBA	6.1
Fannie Mae 15 Yr. Pools	2.0
Fannie Mae 15 Yr. TBA	1.3
Freddie Mac 30 Yr. TBA	1.3
JPMorgan Chase Commercial Mortgage Securities	1.1
Hydro Quebec	1.1

Top Sectors

% of Net Assets
Agency Sposored Mortgage-Backed	45.6
Corporate Bonds & Notes	28.0
U.S. Treasuries	26.5
Commercial Mortgage-Backed	6.7
Asset-Backed	4.2
Collateralized-Mortgage Obligations	2.2
Foreign Government	2.2
Federal Agencies	0.6
Purchased Options	0.3
Municipal Bonds & Notes	0.2

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.36%	$1,000.00	$1,041.30	$1.85
	Hypothetical*	0.36%	$1,000.00	$1,023.37	$1.84

Class B(a)	Actual	0.61%	$1,000.00	$1,040.00	$3.14
	Hypothetical*	0.61%	$1,000.00	$1,022.10	$3.11

Class E(a)	Actual	0.51%	$1,000.00	$1,040.60	$2.62
	Hypothetical*	0.51%	$1,000.00	$1,022.61	$2.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—72.7% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—45.6%
Fannie Mae 15 Yr.
3.500%, TBA	$6,400,000	$6,692,000
4.500%, TBA	40,400,000	43,063,875
Fannie Mae 15 Yr. Pool
3.500%, 10/01/26	5,979,467	6,258,546
3.500%, 11/01/26	20,606,711	21,568,484
4.000%, 09/01/24	13,556,282	14,301,503
4.000%, 09/01/25	5,104,750	5,385,370
4.000%, 10/01/25	8,157,873	8,606,331
4.000%, 01/01/26	2,205,034	2,326,250
4.000%, 07/01/26	6,916,951	7,305,838
4.000%, 08/01/26	3,197,966	3,377,763
4.500%, 12/01/20	6,732,709	7,204,865
Fannie Mae 30 Yr.
4.500%, TBA	99,000,000	105,342,187
5.000%, TBA	12,100,000	13,071,781
6.000%, TBA	121,600,000	133,657,694
Fannie Mae 30 Yr. Pool
3.500%, 11/01/41	42,875,578	44,133,752
3.500%, 12/01/41	173,904,243	179,007,421
4.000%, 01/01/41	42,896,989	45,512,108
4.000%, 04/01/41	8,882,330	9,423,821
4.000%, 07/01/41	56,107,030	59,317,067
4.000%, 09/01/41	43,153,852	45,622,803
4.000%, 11/01/41	35,136,945	37,021,753
4.000%, 12/01/41	129,987,043	137,616,272
4.500%, 09/01/40	7,078,178	7,577,931
4.500%, 10/01/40	1,068,171	1,143,589
4.500%, 11/01/40	10,775,311	11,536,101
4.500%, 12/01/40	3,463,530	3,708,071
4.500%, 01/01/41	5,806,515	6,216,484
4.500%, 02/01/41	8,618,243	9,226,731
4.500%, 03/01/41	45,620,407	48,841,430
4.500%, 04/01/41	39,687,175	42,489,283
4.500%, 05/01/41	50,470,127	54,033,563
4.500%, 06/01/41	16,854,321	18,044,318
5.000%, 07/01/34	18,096,043	19,569,813
5.000%, 03/01/35	10,465,562	11,317,894
5.000%, 04/01/35	26,514,045	28,673,390
5.000%, 05/01/35	919,072	993,636
5.000%, 07/01/35	1,451,685	1,569,913
5.500%, 11/01/32	8,063,146	8,814,310
5.500%, 12/01/32	1,350,940	1,476,794
5.500%, 01/01/33	6,553,976	7,164,545
5.500%, 05/01/33	11,947,930	13,061,002
5.500%, 06/01/33	22,017,462	24,068,614
5.500%, 07/01/33	7,175,547	7,844,022
5.500%, 12/01/33	1,808,650	1,977,144
5.500%, 04/01/38	8,113,963	8,841,970
5.500%, 06/01/38	49,635,425	54,127,440
5.500%, 01/01/39	19,765,663	21,563,799
6.000%, 02/01/34	1,243,781	1,386,471
6.000%, 08/01/34	994,929	1,109,070
6.000%, 04/01/35	15,176,472	16,917,560
6.000%, 06/01/36	3,039,724	3,381,800
6.500%, 09/01/38	3,949,020	4,415,637

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 10/01/38	$19,173,595	$21,463,119
6.500%, 08/01/41	15,524,661	17,378,465
Fannie Mae ARM Pool
3.064%, 03/01/41 (a)	2,186,783	2,283,445
3.149%, 03/01/41 (a)	3,104,713	3,229,116
3.315%, 12/01/40 (a)	4,784,061	4,987,417
5.020%, 07/01/38 (a)	3,515,752	3,751,362
Fannie Mae REMICS 5.000%, 04/25/35	811,730	886,971
FHLMC Multifamily Structured Pass-Through Certificate 3.974%, 01/25/21 (a)	8,580,000	9,433,410
Freddie Mac 30 Yr.
4.500%, TBA	2,000,000	2,119,062
5.000%, TBA	42,000,000	45,130,310
5.500%, TBA	1,000,000	1,085,000
Freddie Mac ARM Non-Gold Pool 3.050%, 02/01/41 (a)	3,745,063	3,912,354
Ginnie Mae 30 Yr.
4.000%, TBA	31,800,000	34,110,467
4.500%, TBA	58,800,000	64,064,435
5.000%, TBA	63,200,000	70,003,872
5.500%, TBA	28,700,000	32,211,267
6.000%, TBA	27,000,000	30,560,625
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	65,426	70,197
Ginnie Mae I 30 Yr. Pool
5.500%, 04/15/33	157,379	177,666
6.500%, 04/15/33	107,821	123,384
8.000%, 11/15/29	10,591	11,239
8.500%, 01/15/17	7,273	7,595
8.500%, 02/15/17	2,645	2,655
8.500%, 03/15/17	1,953	1,961
8.500%, 05/15/17	5,887	6,620
8.500%, 11/15/21	3,532	3,545
8.500%, 05/15/22	2,445	2,897
9.000%, 10/15/16	2,675	2,686
Ginnie Mae II 30 Yr. Pool 5.000%, 10/20/33	4,289,651	4,773,845

		1,728,704,796

Federal Agencies—0.6%
Federal National Mortgage Association
Zero Coupon, 10/09/19 (b)	7,275,000	5,593,493
5.125%, 01/02/14	7,095,000	7,671,823
5.250%, 08/01/12	3,100,000	3,185,734
Tennessee Valley Authority 5.250%, 09/15/39	4,590,000	5,859,185

		22,310,235

U.S. Treasury—26.5%
U.S. Treasury Bonds
3.125%, 11/15/41	141,920,000	148,683,340
3.500%, 02/15/39 (c)	14,615,000	16,439,595
4.375%, 05/15/40 (c)	43,338,000	56,298,749

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.375%, 05/15/41	$6,600,000	$8,599,595
4.750%, 02/15/41 (a) (c)	19,870,000	27,383,344
6.250%, 08/15/23	17,480,000	25,018,250
8.125%, 05/15/21 (c)	10,705,000	16,656,316
8.125%, 08/15/21	975,000	1,527,094
U.S. Treasury Inflation Protected Bonds (TIPS) 2.125%, 02/15/41	21,052,240	28,435,324
U.S. Treasury Notes
0.125%, 09/30/13 (b)	78,180,000	78,024,265
0.250%, 12/15/14	44,885,000	44,737,732
0.500%, 08/15/14	14,695,000	14,761,583
0.625%, 01/31/13	1,500,000	1,507,324
0.875%, 11/30/16	287,445,000	288,320,845
2.000%, 11/15/21 (a)	120,207,000	121,578,081
2.250%, 07/31/18	110,710,000	117,750,492
2.500%, 04/30/15	4,180,000	4,460,846
2.625%, 08/15/20	6,410,000	6,913,288

		1,007,096,063

Total U.S. Treasury & Government Agencies (Identified Cost $2,696,826,053)		2,758,111,094

Corporate Bonds & Notes—28.0%

Aerospace & Defense—0.0%
AWAS Aviation Capital, Ltd. (144A) 7.000%, 10/15/16	1,356,000	1,356,000

Auto Components—0.1%
BorgWarner, Inc. 4.625%, 09/15/20	1,605,000	1,705,505

Capital Markets—1.2%
ABN Amro North American Holding Preferred Capital Repackage Trust I (144A) 6.523%, 12/29/49 (a) (d)	6,180,000	4,210,125
CDP Financial, Inc. (144A) 3.000%, 11/25/14	3,975,000	4,133,666
Credit Suisse 5.860%, 05/29/49 (a)	5,320,000	4,322,500
Credit Suisse AG 5.400%, 01/14/20	1,540,000	1,452,474
Credit Suisse Group Finance U.S., Inc. 3.625%, 09/14/20 (EUR) (a)	1,160,000	1,285,064
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (e)	4,775,000	478
Morgan Stanley
2.953%, 05/14/13 (a)	10,750,000	10,322,386
4.000%, 07/24/15 (d)	2,340,000	2,194,340
5.500%, 07/28/21	9,900,000	9,153,886
6.250%, 08/28/17	1,390,000	1,360,317
State Street Capital Trust IV 1.546%, 06/15/37 (a)	420,000	276,472

Capital Markets—(Continued)
The Goldman Sachs Group, Inc. 5.250%, 07/27/21	$5,250,000	$5,121,585

		43,833,293

Chemicals—0.5%
CF Industries, Inc. 7.125%, 05/01/20	4,210,000	4,978,325
Lyondell Chemical Co. 11.000%, 05/01/18	5,872,432	6,415,632
LyondellBasell Industries NV (144A) 6.000%, 11/15/21	2,295,000	2,381,063
The Dow Chemical Co. 4.125%, 11/15/21	3,410,000	3,497,705

		17,272,725

Commercial Banks—3.7%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	880,000	1,039,939
Barclays Bank plc (144A) 5.926%, 09/29/49 (a) (d)	1,275,000	1,058,250
Capital One Financial Corp.
3.150%, 07/15/16 (d)	17,840,000	17,916,337
4.750%, 07/15/21 (d)	7,330,000	7,543,398
CIT Group, Inc. 7.000%, 05/01/17 (d)	6,762,438	6,762,438
CIT Group, Inc. (144A)
7.000%, 05/02/16	150,000	149,813
7.000%, 05/02/17	1,060,000	1,058,675
Commerzbank AG 6.375%, 03/22/19 (EUR)	2,300,000	2,115,238
Discover Bank
7.000%, 04/15/20 (d)	2,780,000	2,908,625
8.700%, 11/18/19	750,000	855,139
DnB NOR Boligkreditt (144A)
2.100%, 10/14/15	23,295,000	23,106,241
2.900%, 03/29/16	15,930,000	16,194,374
Fifth Third Capital Trust IV 6.500%, 04/15/37 (a)	3,870,000	3,792,600
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (a)	13,340,000	13,239,950
HSBC Bank plc (144A) 3.100%, 05/24/16 (d)	6,615,000	6,615,390
HSBC Holdings plc 6.100%, 01/14/42	2,995,000	3,394,728
JPMorgan Chase Bank N.A.
6.000%, 07/05/17	8,225,000	8,825,450
6.000%, 10/01/17	10,295,000	11,074,383
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13	3,785,000	3,819,406
Sparebanken 1 Boligkreditt (144A) 1.250%, 10/25/13	9,160,000	9,094,817

		140,565,191

Construction Materials—0.0%
Lafarge S.A. 7.125%, 07/15/36 (d)	1,015,000	896,176

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Consumer Finance—0.4%
Capital One Capital VI 8.875%, 05/15/40	$5,185,000	$5,381,465
Credit Acceptance Corp. 9.125%, 02/01/17 (d)	1,490,000	1,557,050
Ford Motor Credit Co., LLC 6.625%, 08/15/17	5,020,000	5,464,566
SLM Corp. 6.250%, 01/25/16	3,996,000	3,886,026

		16,289,107

Diversified Financial Services—3.4%
Barrick North America Finance, LLC 4.400%, 05/30/21	145,000	157,034
BP Capital Markets plc 3.125%, 10/01/15	2,000,000	2,094,846
Citigroup, Inc.
4.587%, 12/15/15	18,520,000	18,638,472
5.000%, 09/15/14	2,770,000	2,741,491
8.500%, 05/22/19	4,520,000	5,320,429
General Electric Capital Corp.
0.511%, 04/10/12 (a)	4,740,000	4,740,825
2.125%, 12/21/12	3,560,000	3,626,227
5.500%, 01/08/20	6,110,000	6,722,784
JPMorgan Chase & Co.
3.150%, 07/05/16 (d)	9,614,000	9,658,994
4.625%, 05/10/21 (d)	12,110,000	12,529,587
6.300%, 04/23/19	1,500,000	1,698,954
JPMorgan Chase Capital XXV 6.800%, 10/01/37	2,040,000	2,047,650
Kinder Morgan Finance Co. ULC 5.700%, 01/05/16	5,130,000	5,245,425
Level 3 Financing, Inc. 8.750%, 02/15/17	2,203,000	2,241,552
Newcrest Finance Pty, Ltd. (144A) 4.450%, 11/15/21	5,005,000	4,936,782
Petrobras International Finance Co.
3.875%, 01/27/16	8,145,000	8,391,069
5.750%, 01/20/20	8,660,000	9,267,239
5.875%, 03/01/18	2,050,000	2,243,456
Sprint Capital Corp. 6.875%, 11/15/28	4,273,000	3,049,854
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (a)	5,050,000	4,291,783
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	2,000,000	2,034,270
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	2,850,000	2,967,879
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	4,800,000	4,882,248
Virgin Media Secured Finance plc 6.500%, 01/15/18 (d)	3,110,000	3,304,375
WEA Finance, LLC (144A) 4.625%, 05/10/21	2,910,000	2,856,148
Woodside Finance, Ltd. (144A) 4.600%, 05/10/21 (d)	1,940,000	1,980,872

		127,670,245

Diversified Telecommunication Services—1.3%
CCH II, LLC 13.500%, 11/30/16	$11,930,000	$13,779,150
GTE Corp. 6.840%, 04/15/18	725,000	868,417
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	1,330,000	1,349,950
11.250%, 06/15/16	2,110,000	2,216,819
Intelsat Jackson Holdings S.A. (144A) 7.250%, 04/01/19 (d)	2,216,000	2,249,240
Level 3 Escrow, Inc. (144A) 8.125%, 07/01/19 (d)	4,390,000	4,324,150
Telefonica Emisiones SAU 4.949%, 01/15/15 (d)	9,815,000	9,763,373
Verizon Communications, Inc.
3.500%, 11/01/21	5,030,000	5,236,844
6.100%, 04/15/18	2,113,000	2,538,484
6.400%, 02/15/38	6,149,000	7,805,553

		50,131,980

Electric Utilities—1.5%
Alabama Power Co. 3.950%, 06/01/21	4,350,000	4,771,350
Constellation Energy Group, Inc. 7.600%, 04/01/32	1,575,000	2,029,583
Dominion Resources, Inc. 1.950%, 08/15/16	6,100,000	6,130,042
Duke Energy Carolinas, LLC 4.250%, 12/15/41	3,680,000	3,850,182
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	18,170,000	19,169,350
Florida Power & Light Co. 5.950%, 02/01/38	3,735,000	4,897,197
Florida Power Corp. 6.400%, 06/15/38	1,300,000	1,763,323
Georgia Power Co. 3.000%, 04/15/16	4,900,000	5,195,607
Jersey Central Power & Light Co. 7.350%, 02/01/19 (d)	2,335,000	2,931,812
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,431,636
The Cleveland Electric Illuminating Co.
5.950%, 12/15/36	2,527,000	2,693,100
8.875%, 11/15/18	1,390,000	1,865,135
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15 (d)	1,525,000	1,589,629

		58,317,946

Food Products—0.2%
Kraft Foods, Inc.
5.375%, 02/10/20	3,725,000	4,298,095
6.500%, 08/11/17 (a)	1,540,000	1,831,931
Sara Lee Corp. 4.100%, 09/15/20 (d)	2,980,000	3,007,458

		9,137,484

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Gas Utilities—0.1%
KeySpan Gas East Corp. (144A) 5.819%, 04/01/41	$3,630,000	$4,428,553

Health Care Equipment & Supplies—0.5%
Boston Scientific Corp. 6.250%, 11/15/15 (a)	12,319,000	13,655,883
CareFusion Corp. 6.375%, 08/01/19	4,535,000	5,355,150

		19,011,033

Health Care Providers & Services—0.9%
HCA, Inc.
6.500%, 02/15/20	7,792,000	8,084,200
7.250%, 09/15/20	8,300,000	8,756,500
Tenet Healthcare Corp. 8.875%, 07/01/19	9,053,000	10,161,992
Tenet Healthcare Corp. (144A) 6.250%, 11/01/18	4,710,000	4,792,425
UnitedHealth Group, Inc. 3.375%, 11/15/21 (d)	1,560,000	1,613,418

		33,408,535

Hotels, Restaurants & Leisure—0.4%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17 (d)	3,100,000	3,289,875
MGM Resorts International
10.375%, 05/15/14	3,990,000	4,558,575
11.125%, 11/15/17	5,410,000	6,167,400

		14,015,850

Household Durables—0.5%
Reynolds Group Issuer, Inc. (144A)
6.875%, 02/15/21 (d)	10,745,000	10,691,275
7.875%, 08/15/19	6,500,000	6,792,500

		17,483,775

Insurance—1.4%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (a)	2,300,000	2,538,422
American International Group, Inc.
5.450%, 05/18/17	3,540,000	3,382,966
8.175%, 05/15/58 (a)	695,000	618,550
AXA S.A. 5.250%, 04/16/40 (EUR) (a)	2,300,000	2,177,184
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (d)	2,100,000	2,129,190
Fairfax Financial Holdings, Ltd. (144A) 5.800%, 05/15/21	7,945,000	7,573,150
Hartford Financial Services Group, Inc. 6.000%, 01/15/19	3,420,000	3,509,905
ING Verzekeringen NV 3.386%, 06/21/21 (EUR) (a)	880,000	961,136
Lincoln National Corp. 7.000%, 06/15/40	2,665,000	3,012,881

Insurance—(Continued)
Manulife Financial Corp. 3.400%, 09/17/15	$4,510,000	$4,535,152
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (a)	400,000	481,352
Prudential Financial, Inc.
4.500%, 11/15/20 (d)	2,500,000	2,513,867
4.750%, 09/17/15	8,550,000	9,027,894
5.375%, 06/21/20 (d)	3,000,000	3,210,693
7.375%, 06/15/19	3,860,000	4,562,748
XL Group plc 6.500%, 12/29/49 (a) (d)	3,755,000	2,938,287

		53,173,377

IT Services—0.1%
First Data Corp. (144A)
7.375%, 06/15/19	3,720,000	3,496,800
8.250%, 01/15/21 (d)	445,000	398,275

		3,895,075

Life Sciences Tools & Services—0.1%
Life Technologies Corp.
5.000%, 01/15/21	624,000	652,923
6.000%, 03/01/20	2,250,000	2,515,140

		3,168,063

Machinery—0.0%
Navistar International Corp. 3.000%, 10/15/14	1,320,000	1,422,300

Media—2.4%
CBS Corp.
4.625%, 05/15/18 (d)	1,525,000	1,585,579
5.750%, 04/15/20 (d)	1,540,000	1,731,393
8.875%, 05/15/19	2,705,000	3,474,280
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/17	11,019,000	11,900,520
9.250%, 12/15/17 (d)	1,019,000	1,095,425
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	3,224,966
Comcast Corp.
5.875%, 02/15/18	2,684,000	3,103,421
6.950%, 08/15/37	958,000	1,218,871
COX Communications, Inc. (144A) 8.375%, 03/01/39	9,635,000	12,900,870
CSC Holdings, LLC 8.500%, 04/15/14	2,710,000	2,997,938
DIRECTV Holdings, LLC 3.125%, 02/15/16	2,389,000	2,420,043
NBCUniversal Media, LLC
4.375%, 04/01/21	1,990,000	2,100,139
5.150%, 04/30/20	21,753,000	24,219,246
News America, Inc. 6.650%, 11/15/37	295,000	334,215
QVC, Inc. (144A) 7.500%, 10/01/19	4,045,000	4,338,262

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
Time Warner Cable, Inc.
5.500%, 09/01/41 (a)	$4,900,000	$5,163,620
5.875%, 11/15/40	4,655,000	5,037,925
Time Warner, Inc.
4.700%, 01/15/21	1,230,000	1,324,366
6.100%, 07/15/40 (d)	1,610,000	1,887,459

		90,058,538

Metals & Mining—1.0%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	1,975,000	1,962,074
Arch Coal, Inc. 7.250%, 10/01/20 (d)	5,220,000	5,337,450
Barrick Gold Corp. 2.900%, 05/30/16	20,508,000	21,048,242
Cliffs Natural Resources, Inc. 4.875%, 04/01/21 (d)	6,790,000	6,765,529
Novelis, Inc. 8.750%, 12/15/20	3,735,000	4,005,787

		39,119,082

Multi-Utilities—0.3%
MidAmerican Energy Holdings Co.
5.950%, 05/15/37	5,890,000	6,960,242
6.500%, 09/15/37 (d)	4,650,000	5,838,680

		12,798,922

Multiline Retail—0.5%
Dollar General Corp. 11.875%, 07/15/17 (f)	4,285,000	4,734,925
Macy’s Retail Holdings, Inc.
5.900%, 12/01/16	7,835,000	8,755,393
7.450%, 07/15/17	5,789,000	6,759,178

		20,249,496

Oil, Gas & Consumable Fuels—3.7%
Anadarko Petroleum Corp.
5.950%, 09/15/16	11,649,000	13,204,724
6.375%, 09/15/17	9,851,000	11,418,629
Chesapeake Energy Corp. 6.625%, 08/15/20	6,371,000	6,832,897
Consol Energy, Inc.
8.000%, 04/01/17	1,457,000	1,595,415
8.250%, 04/01/20 (d)	1,123,000	1,240,915
El Paso Corp. 6.500%, 09/15/20	3,715,000	4,015,893
El Paso Pipeline Partners Operating Co., LLC 6.500%, 04/01/20	5,560,000	6,127,821
Ensco plc
3.250%, 03/15/16	1,020,000	1,040,548
4.700%, 03/15/21 (d)	3,547,000	3,693,867
Enterprise Products Operating, LLC
5.950%, 02/01/41 (d)	2,000,000	2,241,708
6.125%, 10/15/39	2,250,000	2,513,176
6.300%, 09/15/17	6,900,000	8,080,783

Oil, Gas & Consumable Fuels—(Continued)
Kinder Morgan Energy Partners, L.P.
5.950%, 02/15/18	$9,575,000	$10,938,901
6.375%, 03/01/41	960,000	1,082,155
6.550%, 09/15/40	680,000	761,743
Marathon Petroleum Corp. 6.500%, 03/01/41	7,084,000	8,027,773
MEG Energy Corp. (144A) 6.500%, 03/15/21	7,455,000	7,622,737
OGX Petroleo e Gas Participacoes S.A. (144A) 8.500%, 06/01/18	1,385,000	1,357,300
Peabody Energy Corp. (144A) 6.250%, 11/15/21	11,230,000	11,623,050
Plains Exploration & Production Co. 10.000%, 03/01/16	1,060,000	1,173,950
Pride International, Inc. 6.875%, 08/15/20	1,450,000	1,700,022
Range Resources Corp.
5.750%, 06/01/21	1,060,000	1,147,450
7.250%, 05/01/18	8,240,000	8,816,800
Rockies Express Pipeline, LLC (144A)
3.900%, 04/15/15	4,319,000	4,268,001
6.850%, 07/15/18	1,251,000	1,292,533
Transocean, Inc.
6.375%, 12/15/21	2,300,000	2,444,631
6.500%, 11/15/20	3,425,000	3,537,998
Western Gas Partners, L.P. 5.375%, 06/01/21	6,860,000	7,272,766
Williams Partners, L.P. 4.125%, 11/15/20 (d)	3,915,000	4,017,859

		139,092,045

Paper & Forest Products—0.2%
International Paper Co.
4.750%, 02/15/22 (d)	4,100,000	4,358,103
6.000%, 11/15/41	3,005,000	3,262,267
Inversiones CMPC S.A. (144A) 4.750%, 01/19/18	1,385,000	1,444,922

		9,065,292

Real Estate Investment Trusts—0.5%
ERP Operating L.P. 4.625%, 12/15/21	4,955,000	5,052,881
Hospitality Properties Trust 5.625%, 03/15/17 (d)	1,992,000	2,017,476
Mack-Cali Realty, L.P. 7.750%, 08/15/19	1,610,000	1,918,524
Ventas Realty, L.P. 4.750%, 06/01/21	2,635,000	2,543,160
Vornado Realty L.P. 5.000%, 01/15/22	7,955,000	8,020,931

		19,552,972

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Real Estate Management & Development—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19 (d)	$4,763,000	$4,143,810

Road & Rail—0.3%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	9,565,000	11,443,681

Software—0.1%
Oracle Corp. 5.375%, 07/15/40	4,100,000	4,994,936

Thrifts & Mortgage Finance—0.1%
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	2,925,000	3,075,637

Wireless Telecommunication Services—1.1%
America Movil SAB de C.V. 2.375%, 09/08/16	7,975,000	7,952,782
Cricket Communications, Inc. 7.750%, 05/15/16	2,420,000	2,498,650
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	16,100,000	17,763,758
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (d)	270,000	273,712
SBA Tower Trust (144A) 5.101%, 04/15/42	3,780,000	3,935,925
Sprint Nextel Corp. (144A) 9.000%, 11/15/18	8,780,000	9,219,000

		41,643,827

Yankee—1.4%
Hydro Quebec
8.050%, 07/07/24 (a)	18,590,000	27,645,226
8.400%, 01/15/22	4,455,000	6,514,302
9.400%, 02/01/21	3,835,000	5,841,721
Nexen, Inc. 7.500%, 07/30/39	9,090,000	10,897,001

		50,898,250

Total Corporate Bonds & Notes (Identified Cost $1,052,737,479)		1,063,318,701

Mortgage-Backed Securities—8.9%

Collateralized-Mortgage Obligation—2.2%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	4,989,369	3,958,590
Bear Stearns Adjustable Rate Mortgage Trust 5.393%, 11/25/34 (a)	1,736,060	1,509,105
Countrywide Alternative Loan Trust
0.475%, 03/20/47 (a)	4,077,538	1,804,372
5.500%, 11/25/35	3,400,365	2,524,778
5.500%, 04/25/37	2,608,273	1,477,981

Collateralized-Mortgage Obligation—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust
0.494%, 04/25/46 (a)	$1,542,490	$771,990
5.500%, 09/25/35	3,882,259	3,619,054
6.000%, 04/25/36	2,708,847	2,002,320
6.250%, 09/25/36	2,984,415	2,150,301
Credit Suisse Mortgage Capital Certificates
6.000%, 10/25/21	1,080,973	854,779
6.000%, 02/25/37	2,451,466	1,889,580
Credit Suisse Mortgage Capital Certificates (144A)
3.033%, 08/26/46 (a)	5,966,829	5,189,359
4.474%, 03/27/37 (a)	3,673,990	3,411,657
5.305%, 05/27/36 (a)	6,169,017	5,772,738
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.494%, 02/25/47 (a)	1,168,285	645,074
0.694%, 04/25/35 (a)	1,499,375	1,011,406
GMAC Mortgage Corp. Loan Trust 5.333%, 04/19/36 (a)	5,112,662	3,821,950
GSR Mortgage Loan Trust
5.093%, 11/25/35 (a)	7,049,371	6,131,628
6.000%, 07/25/37	3,643,693	3,120,728
Harborview Mortgage Loan Trust
0.455%, 12/19/36 (a)	7,437,909	3,559,523
0.595%, 11/19/35 (a)	2,365,708	1,374,576
0.615%, 09/19/35 (a)	401,781	221,274
Indymac INDA Mortgage Loan Trust 5.448%, 09/25/36 (a)	9,361,013	6,446,378
JPMorgan Mortgage Trust
5.500%, 03/25/22	375,724	346,422
5.875%, 07/25/36	487,612	456,379
6.500%, 08/25/36	1,976,447	1,787,785
Merrill Lynch Mortgage Investors, Inc. 2.769%, 05/25/36 (a)	4,794,948	2,891,238
Residential Funding Mortgage Securities I
5.500%, 11/25/35	3,001,719	2,854,689
6.000%, 04/25/37	3,900,548	3,066,739
Structured Adjustable Rate Mortgage Loan Trust 5.221%, 04/25/37 (a)	3,595,277	2,158,072
WaMu Mortgage Pass-Through Certificates 2.550%, 08/25/35 (a)	2,061,574	1,507,973
Wells Fargo Mortgage Backed Securities Trust
2.724%, 07/25/36 (a)	3,798,993	3,464,207
5.500%, 03/25/36	1,477,834	1,445,726
6.000%, 08/25/36	1,039,346	1,031,822

		84,280,193

Commercial Mortgage-Backed Securities—6.7%
Banc of America Commercial Mortgage, Inc.
4.621%, 07/10/43	5,225,000	5,315,706
5.356%, 12/10/16	4,785,000	5,145,047
5.448%, 09/10/47	685,000	644,844
5.622%, 06/10/49 (a)	2,308,014	2,331,173

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Large Loan, Inc. (144A) 5.011%, 12/20/41 (a)	$8,165,000	$8,557,720
Banc of America Re-Remic Trust (144A) 5.383%, 11/15/16	4,000,000	4,334,120
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (a)	780,000	739,684
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	6,170,000	6,759,266
Commercial Mortgage Pass-Through Certificates 5.167%, 06/10/44 (a)	7,050,000	7,395,690
Credit Suisse First Boston Mortgage Securities Corp.
3.936%, 05/15/38 (a)	10,000,000	10,221,310
4.829%, 11/15/37	9,110,000	9,750,925
Credit Suisse Mortgage Capital Certificates 5.448%, 01/15/49 (a)	2,045,458	2,065,215
CW Capital Cobalt, Ltd. 5.223%, 08/15/48	3,465,000	3,685,447
DBRR Trust 5.740%, 06/25/49 (a)	3,600,000	3,875,378
Extended Stay America Trust (144A)
2.951%, 11/05/27	685,982	687,259
4.221%, 11/05/27 (a)	19,110,000	19,182,694
4.860%, 11/05/27	3,240,000	3,280,192
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,286,528
GMAC Commercial Mortgage Securities, Inc. 5.290%, 11/10/45 (a)	6,190,000	6,171,319
Greenwich Capital Commercial Funding Corp.
4.799%, 08/10/42 (a)	10,480,000	11,255,981
5.444%, 03/10/39	3,030,000	3,279,630
5.882%, 07/10/38 (a)	1,850,000	1,295,000
GS Mortgage Securities Corp. II 5.790%, 08/10/45 (a)	16,995,000	18,456,332
JPMorgan Chase Commercial Mortgage Securities Corp.
5.115%, 07/15/41	8,220,000	8,690,315
5.447%, 06/12/47	5,325,827	5,594,701
5.450%, 12/12/44 (a)	2,010,000	1,987,028
5.481%, 12/12/44 (a)	4,000,000	4,349,928
5.802%, 06/15/49 (a)	5,475,524	5,536,346
5.817%, 06/15/49 (a)	2,230,000	2,370,528
JPMorgan Chase Commercial Mortgage Securities Corp. (144A)
4.158%, 01/12/39	3,755,941	3,866,204
5.951%, 06/15/43	8,060,000	8,127,607
LB Commercial Conduit Mortgage Trust 5.941%, 07/15/44 (a)	4,000,000	4,353,700
LB-UBS Commercial Mortgage Trust
4.559%, 07/17/12 (a)	4,075,000	4,096,789
5.156%, 02/15/31	4,580,000	5,052,798
5.347%, 11/15/38	7,141,255	7,647,563
5.378%, 11/15/38	850,000	822,072
5.858%, 07/15/40 (a)	1,825,000	1,999,099

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust
5.866%, 09/15/45 (a)	$6,725,000	$7,376,027
5.889%, 06/15/38 (a)	860,000	876,183
Merrill Lynch Mortgage Trust 4.864%, 08/12/39 (a)	4,500,000	4,785,367
Morgan Stanley Capital I 5.839%, 06/11/49 (a)	2,200,000	2,227,474
Morgan Stanley Capital I (144A) 6.340%, 01/15/13	3,050,000	3,197,885
Morgan Stanley Reremic Trust (144A) Zero Coupon, 07/17/56	6,440,000	5,409,600
2.500%, 02/23/51	3,951,607	3,945,433
RBSCF Trust (144A) 5.899%, 04/16/17 (a)	10,000,000	11,025,470
Wachovia Bank Commercial Mortgage Trust
5.416%, 01/15/45 (a)	5,000,000	5,477,695
5.899%, 02/15/51 (a)	3,870,000	4,190,173

		252,722,445

Total Mortgage-Backed Securities (Identified Cost $340,259,632)		337,002,638

Asset-Backed Securities—4.2%

Asset Backed-Automobile—1.6%
AmeriCredit Automobile Receivables Trust
3.190%, 10/08/16 (a)	6,270,000	6,280,020
3.440%, 10/08/17 (a)	5,300,000	5,311,087
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	5,830,000	5,808,721
DT Auto Owner Trust (144A) 4.030%, 12/15/41	2,355,000	2,354,862
Globaldrive BV 4.000%, 10/20/16 (EUR)	1,349,739	1,760,942
Santander Consumer Acquired Receivables Trust (144A)
1.660%, 08/15/16	503,141	497,484
2.010%, 08/15/16	2,862,284	2,829,153
3.190%, 10/15/15	3,520,000	3,501,244
Santander Drive Auto Receivables Trust 3.890%, 07/17/17	5,780,000	5,875,267
Santander Drive Auto Receivables Trust (144A)
1.480%, 05/15/17	2,921,300	2,889,990
2.100%, 09/15/14 (a)	4,195,000	4,187,369
2.240%, 12/15/14	4,910,000	4,897,135
2.860%, 06/15/17	9,498,595	9,474,613
3.020%, 10/17/16 (a)	4,405,000	4,360,478

		60,028,365

Asset Backed-Credit Card—0.6%
Citibank Omni Master Trust (144A) 2.353%, 05/16/16 (a)	16,070,000	16,168,699
4.900%, 11/15/18	5,240,000	5,699,199

		21,867,898

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed-Home Equity—0.2%
ACE Securities Corp. 0.624%, 11/25/35 (a)	$6,465,000	$4,511,025
GSAA Trust 0.574%, 10/25/35 (a)	6,366,391	4,334,583
Option One Mortgage Loan Trust 1.419%, 01/25/33 (a)	255,361	164,506

		9,010,114

Asset Backed-Other—1.2%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	4,829,525	4,756,926
4.070%, 01/15/28	2,243,981	2,318,176
5.560%, 07/15/59	5,987,672	6,473,478
Chase Funding Mortgage Loan Asset-Backed Certificates 6.330%, 04/25/32 (a)	1,045,578	1,030,971
Countrywide Asset-Backed Certificates 0.444%, 07/25/36 (a)	5,232,812	3,276,907
First Franklin Mortgage Loan Asset Backed Certificates 0.504%, 12/25/36 (a)	16,130,000	4,796,901
Knollwood CDO, Ltd. (144A) 3.591%, 02/08/39 (a)	683,247	7
Merrill Lynch First Franklin Mortgage Loan Trust
0.454%, 06/25/37 (a)	23,625,000	8,707,041
0.534%, 05/25/37 (a)	16,380,000	6,054,130
Residential Asset Mortgage Products, Inc. 0.414%, 05/25/37 (a)	530,802	521,511
Wells Fargo Home Equity Trust 0.444%, 01/25/37 (a)	12,357,964	7,033,115

		44,969,163

Asset Backed-Student Loan—0.6%
Nelnet Student Loan Trust 0.605%, 08/23/ 27 (a)	1,190,000	1,100,310
Scholar Funding Trust (144A) 1.325%, 10/28/43 (a)	3,459,767	3,361,643
SLM Student Loan Trust
0.726%, 03/15/23 (a)	10,234,516	9,881,958
0.746%, 06/15/21 (a)	421,836	404,197
1.718%, 01/25/28 (a)	5,545,000	5,631,624
2.118%, 07/25/23 (a)	3,150,000	3,232,763

		23,612,495

Total Asset-Backed Securities (Identified Cost $167,733,332)		159,488,035

Foreign Government—2.2%

Sovereign—2.2%
Brazilian Government International Bond 7.125%, 01/20/37	1,520,000	2,097,600
Buoni Poliennali Del Tes 4.750%, 09/15/16 (EUR)	29,495,000	36,262,941

Sovereign—(Continued)
Hellenic Republic 4.600%, 09/20/40 (EUR)	820,000	$181,886
Indonesia Government International Bond (144A) 4.875%, 05/05/21	$905,000	968,350
Mexico Government International Bond
5.125%, 01/15/20 (d)	7,480,000	8,545,900
5.625%, 01/15/17	2,130,000	2,449,500
Peruvian Government International Bond 6.550%, 03/14/37	870,000	1,104,900
Poland Government International Bond
5.125%, 04/21/21	8,115,000	8,257,012
6.375%, 07/15/19	1,110,000	1,229,325
Republic of Indonesia 4.875%, 05/05/21	2,412,000	2,580,840
Russian Foreign Bond-Eurobond 7.500%, 03/31/30 (a)	8,162,125	9,478,268
South Africa Government International Bond 5.500%, 03/09/20	2,680,000	3,001,600
Turkey Government International Bond
5.625%, 03/30/21	6,250,000	6,320,313
7.000%, 03/11/19	2,320,000	2,569,400

Total Foreign Government (Identified Cost $87,141,617)		85,047,835

Options Purchased—0.3%

Call Options—0.0%
EUR Currency, Strike Price USD 1.45, Expires 02/17/12 (Counterparty-Citibank N.A.) (EUR)	77,230,000	19,034
U.S. Treasury Notes 10 Year Futures @ 132, Expires 01/27/12	334,000	135,688
U.S. Treasury Notes 10 Year Futures @ 133, Expires 01/27/12	838,000	144,031
USD Currency, Strike Price AUD 0.92, Expires 01/09/12 (Counterparty-Deutsche Bank Securities, Inc.)	25,810,000	26
USD Currency, Strike Price AUD 0.92, Expires 01/09/12 (Counterparty-Deutsche Bank Securities, Inc.)	25,810,000	26
USD Currency, Strike Price JPY 79.50, Expires 02/07/12 (Counterparty-Deutsche Bank Securities, Inc.)	37,400,000	85,272
USD Currency, Strike Price JPY 81.00, Expires 01/13/12 (Counterparty-Citigroup Global Markets)	35,950,000	719

		384,796

Put Options—0.3%
10 Year Right-to-Pay Fixed Swaption 2.70%, Expires 01/27/12 (Counterparty-Deutsche Bank Securities, Inc.)	97,700,000	11,837

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Options Purchased—(Continued)

Security Description	Notional/Par Amount	Value*

Put Options—(Continued)
10 Year Right-to-Pay Fixed Swaption 2.85%, Expires 01/13/12 (Counterparty-Bank of America N.A.)	49,000,000	$7
30 Year Right-to-Pay Fixed Swaption 2.95%, Expires 06/14/12 (Counterparty- Deutsche Bank Securities, Inc.)	12,600,000	462,033
30 Year Right-to-Pay Fixed Swaption 3.50%, Expires 11/08/12 (Counterparty-Bank of America N.A.) (EUR)	34,900,000	894,088
EUR Currency, Strike Price USD 1.275, Expires 01/03/12 (Counterparty-Deutsche Bank Securities, Inc.) (EUR)	29,175,000	16,273
EUR Currency, Strike Price USD 1.275, Expires 01/03/12 (Counterparty-Citibank N.A.) (EUR)	29,175,000	16,273
EUR Currency, Strike Price USD 1.30, Expires 02/03/12 (Counterparty-Citigroup Global Markets) (EUR)	87,765,000	1,929,662
EUR Currency, Strike Price USD 1.30, Expires 03/21/12 (Counterparty-Citigroup Global Markets) (EUR)	87,770,000	3,147,976
EUR Currency, Strike Price USD 1.35, Expires 02/03/12 (Counterparty-Deutsche Bank Securities, Inc.) (EUR)	87,765,000	4,915,799
Eurodollar Futures @ 99, Expires 01/13/12	2,500,000	6,250
Eurodollar Midcurve 1 Year Futures @ 99, Expires 03/16/12	5,497,500	219,900
U.S. Treasury Notes 10 Year Futures @ 127, Expires 01/27/12	867,000	40,641
U.S. Treasury Notes 10 Year Futures @ 128, Expires 01/27/12	451,000	42,281

		11,703,020

Total Options Purchased (Identified Cost $17,183,683)		12,087,816

Municipal Bonds & Notes—0.2%

Municipal Agency—0.2%
New York City Municipal Water Finance Authority
5.375%, 06/15/43	$2,360,000	2,616,910
5.500%, 06/15/43	2,825,000	3,170,271

Total Municipal Bonds & Notes (Identified Cost $5,110,209)		5,787,181

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XIII	147,339	3,839,654

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (g)	70,000	$93,100
Federal National Mortgage Association (Series S) (g)	70,000	96,600

		189,700

Total Preferred Stock (Identified Cost $4,119,535)		4,029,354

Short Term Investments—2.7%

Mutual Funds—2.5%
State Street Navigator Securities Lending Prime Portfolio (h)	94,729,315	94,729,315

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $5,873,007 on 01/03/12, collateralized by $5,555,000 U.S. Treasury Note at 4.250% due 11/15/13 with a value of $5,992,456.	$5,873,000	5,873,000

Total Short Term Investments (Identified Cost $100,602,315)		100,602,315

Total Investments—119.3% (Identified Cost $4,471,713,855) (i)		4,525,474,969
Liabilities in excess of other assets		(731,241,122)

Net Assets—100.0%		$3,794,233,847

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(b)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2011, the market value of securities pledged was $7,156,362.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $17,143,384.
(d)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $92,093,127 and the collateral received consisted of cash in the amount of $94,729,315. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(g)	Non-Income Producing.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $4,483,519,627. The aggregate unrealized appreciation and depreciation of investments was $105,687,537 and $(63,732,195), respectively, resulting in net unrealized appreciation of $41,955,342 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $392,521,216, which is 10.3% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(AUD)—	Australian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	U.S. Dollar

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (30 Year TBA)	$(185,900,000)	$(191,186,531)
4.000% (30 Year TBA)	(261,400,000)	(273,898,201)
5.500% (30 Year TBA)	(103,100,000)	(112,056,807)

Total TBA Sale Commitments (Proceeds $572,870,340)		$(577,141,539)

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
Canadian Dollar (sold) for Australian Dollar*	UBS AG	1/18/2012	950,000	$975,360	$972,203	$(3,157)
Australian Dollar (sold) for Canadian Dollar*	Royal Bank of Scotland plc	1/18/2012	982,854	972,203	966,241	(5,962)
Euro (bought)	Deutsche Bank AG	1/25/2012	11,075,000	14,915,511	14,367,555	(547,956)
Euro (bought)	Royal Bank of Scotland plc	1/25/2012	9,000,000	12,000,177	11,675,665	(324,512)
Euro (bought)	Royal Bank of Scotland plc	1/25/2012	10,000,000	13,466,440	12,972,960	(493,480)
Euro (sold)	Citibank N.A.	1/25/2012	9,082,000	12,487,750	11,782,043	705,707
Euro (sold)	Royal Bank of Scotland plc	1/25/2012	29,337,000	39,935,578	38,058,776	1,876,802
Euro (sold)	Citibank N.A.	1/25/2012	1,305,000	1,781,320	1,692,971	88,349
Euro (sold)	Citibank N.A.	1/25/2012	24,738,000	33,736,472	32,092,512	1,643,960
Euro (sold)	Royal Bank of Scotland plc	1/25/2012	6,176,000	8,346,759	8,012,101	334,658
Euro (sold)	Citibank N.A.	3/14/2012	11,845,000	15,693,583	15,373,717	319,866
Swedish Krona (sold) for Norwegian Krone*	Goldman Sachs Capital Market LP	1/9/2012	94,055,000	16,026,726	15,747,357	(279,369)
Swedish Krona (sold) for Norwegian Krone*	UBS AG	1/9/2012	94,055,000	15,994,792	15,747,357	(247,435)
Norwegian Krone (sold) for Swedish Krona*	Goldman Sachs Capital Market LP	1/9/2012	33,722,644	4,805,158	4,903,425	98,267
Norwegian Krone (sold) for Swedish Krona*	Citibank N.A.	1/9/2012	67,383,065	9,610,316	9,797,802	187,486
Norwegian Krone (sold) for Swedish Krona*	UBS AG	1/9/2012	59,869,669	8,539,620	8,705,321	165,701
Norwegian Krone (sold) for Swedish Krona*	Deutsche Bank AG	1/9/2012	59,978,820	8,539,620	8,721,192	181,572
Yuan Renminbi (bought)	Goldman Sachs Capital Market LP	2/15/2012	58,100,000	9,196,676	9,222,962	26,286
Yuan Renminbi (sold)	HSBC Bank USA	2/15/2012	58,100,000	9,122,311	9,222,962	(100,651)

Net Unrealized Appreciation						$3,626,132

*	For cross-currency exchange contracts, the local currency amount represents the local currency being purchased. The aggregate face value represents the U.S. dollar value at December 31, 2011 of the currency being sold and the valuation as of December 31, 2011 is the U.S. dollar value of the currency being purchased.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts
Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	3/19/2012	1,106	$ 354,443,084	$ 354,788,364	$ 345,280
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	3/17/2014	147	46,912,536	47,064,842	152,306
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	6/16/2014	147	46,840,106	47,005,255	165,149
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	9/15/2014	147	46,759,310	46,938,516	179,206
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	12/15/2014	147	46,680,411	46,862,244	181,833
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/18/2012	59	14,661,245	14,646,012	(15,233)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/17/2012	66	16,387,676	16,378,725	(8,951)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/17/2012	47	11,669,642	11,661,288	(8,354)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/18/2013	27	6,617,716	6,699,375	81,659
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/17/2013	67	16,502,961	16,621,863	118,902
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/16/2013	86	20,975,137	21,330,150	355,013
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/16/2013	56	13,591,626	13,881,700	290,074
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/17/2014	5	1,225,523	1,238,375	12,852
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/16/2014	5	1,222,273	1,236,687	14,414
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/15/2014	1,625	399,684,770	400,623,437	938,667
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/16/2015	1,625	398,911,938	400,054,688	1,142,750
German Euro Bund Futures	Eurex Deutschland	1/27/2012	365	381,428	47,346	(334,082)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	3/21/2012	868	123,842,218	125,697,250	1,855,032

Futures Contracts—Short
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/19/2012	(4)	(995,138)	(993,550)	1,588
German Euro Bobl Futures	Eurex Deutschland	3/8/2012	(11)	(1,754,457)	(1,785,150)	(30,693)
German Euro Bund Futures	Eurex Deutschland	3/8/2012	(20)	(3,494,493)	(3,607,114)	(112,621)
German Euro Shatz Futures	Eurex Deutschland	3/8/2012	(3,160)	(450,844,377)	(452,282,919)	(1,438,542)
U.K. Long Gilt Bond Futures	NYSE Euronext Liffe	3/28/2012	(3)	(528,979)	(545,063)	(16,084)
U.S. Treasury Note 2 Year Futures	Chicago Board of Trade	3/30/2012	(666)	(146,909,125)	(146,884,220)	24,905
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	3/30/2012	(1,147)	(141,227,354)	(141,376,711)	(149,357)
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	3/21/2012	(2,333)	(303,811,220)	(305,914,625)	(2,103,405)
U.S. Treasury Ultra Long Bond Futures	Chicago Board of Trade	3/21/2012	(1,088)	(172,419,991)	(174,284,000)	(1,864,009)

Net Unrealized Depreciation						$ (221,701)

Options Written
OTC Options Written—Call	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
USD Currency, Strike Price AUD 0.920	Citibank N.A.	1/9/2012	(51,620,000)	$(248,034)	$(52)	$247,982
USD Currency. Strike Price JPY 79.500	UBS AG	2/7/2012	(37,400,000)	(197,285)	(85,272)	112,013

OTC Options Written—Puts
EUR Currency, Strike Price USD 1.250	Citigroup Global Markets	3/21/2012	(87,770,000)	(1,599,369)	(1,608,712)	(9,343)
EUR Currency, Strike Price USD 1.275	Goldman Sachs & Co.	1/3/2012	(29,175,000)	(352,635)	(16,273)	336,362
EUR Currency, Strike Price USD 1.275	Royal Bank of Scotland plc	1/3/2012	(29,175,000)	(347,231)	(16,273)	330,958
EUR Currency, Strike Price USD 1.300	Deutsche Bank Securities, Inc.	2/3/2012	(87,765,000)	(1,728,420)	(1,929,662)	(201,242)
EUR Currency, Strike Price USD 1.350	Citigroup Global Markets	2/3/2012	(87,765,000)	(4,599,697)	(4,915,799)	(316,102)

Interest Rate Swaptions Written—Call
OTC-10 Year Right-to-Receive 3-Month LIBOR Floating Interest Rate Swap 2.600%	JPMorgan Securities, Inc.	12/16/2013	(22,100,000)	(1,150,305)	(1,162,138)	(11,833)
OTC-10 Year Right-to-Receive 3-Month LIBOR Floating Interest Rate Swap 2.555%	Deutsche Bank Securities, Inc.	12/19/2013	(20,200,000)	(1,040,300)	(1,016,777)	23,523

Interest Rate Swaptions Written—Put
OTC-10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.600%	JPMorgan Securities, Inc.	12/16/2013	(22,100,000)	(1,150,305)	(1,051,481)	98,824
OTC-10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.555%	Deutsche Bank Securities, Inc.	12/19/2013	(20,200,000)	(1,040,300)	(1,003,125)	37,175

Total Options Written				$(13,453,881)	$(12,805,564)	$648,317

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Swap Agreements
Credit Default Swaps on Credit Indices—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid	Unrealized Depreciation
Markit CDX North America Investment Grade Index, Series 16, Version 1	Morgan Stanley Capital Services	(1.000%)	6/20/2016	1.170%	36,344,000	$263,169	$607,786	$(344,617)
Markit CDX North America Investment Grade Index, Series 17, Version 1	Morgan Stanley Capital Services	(1.000%)	12/20/2016	1.195%	25,610,000	234,001	484,101	(250,100)
Markit CDX North America Investment Grade Index, Series 17, Version 1	Morgan Stanley Capital Services	(1.000%)	12/20/2016	1.195%	38,320,000	350,134	449,155	(99,021)
Markit CDX North America Investment Grade Index, Series 17, Version 1	Deutsche Bank AG	(1.000%)	12/20/2016	1.195%	34,925,000	319,114	518,249	(199,135)

Totals						$1,166,418	$2,059,291	$(892,873)

Credit Default Swaps on Credit Indices—Sell Protection (d)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CMBX North America AAA-Rated Index, Version 3	Morgan Stanley Capital Services	0.080%	12/13/2049	N/A	5,355,000	$(502,031)	$(622,197)	$120,166
Markit CMBX North America AAA-Rated Index, Version 4	Morgan Stanley Capital Services	0.350%	2/17/2051	N/A	5,355,000	(535,500)	(641,194)	105,694
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/2016	6.799%	6,615,000	(464,772)	(508,069)	43,297
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/2016	6.799%	23,275,000	(1,635,309)	(2,078,586)	443,277

Totals						$(3,137,612)	$(3,850,046)	$712,434

Credit Default Swaps on Corporate Issuers—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Depreciation
Sara Lee Corp. (6.125%, 11/01/32)	JPMorgan Chase Bank	(1.000%)	3/20/2017	0.853%	4,118,326	$(30,355)	$(18,538)	$(11,817)

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	6 Month Euribor	Pay	1.268%	12/13/2013	EUR 397,350,000	$703,706	$0	$703,706
Deutsche Bank AG	6 Month Euribor	Receive	2.580%	11/11/2041	EUR 3,350,000	(22,048)	0	(22,048)
Bank of America N.A.	6 Month Euribor	Pay	2.800%	11/10/2041	EUR 8,300,000	550,719	0	550,719
Deutsche Bank AG	6 Month Euribor	Receive	2.783%	11/10/2041	EUR 8,300,000	(511,257)	0	(511,257)
Deutsche Bank AG	6 Month Euribor	Receive	2.681%	11/18/2041	EUR 7,335,000	(249,762)	0	(249,762)
Deutsche Bank AG	3 Month LIBOR	Receive	2.268%	12/5/2021	USD 22,600,000	(501,864)	0	(501,864)
Deutsche Bank AG	3 Month LIBOR	Pay	0.740%	12/22/2013	USD 89,000,000	23,825	0	23,825
Deutsche Bank AG	3 Month LIBOR	Pay	0.735%	12/22/2013	USD 46,600,000	7,900	0	7,900
Bank of America N.A.	3 Month LIBOR	Pay	0.733%	12/22/2013	USD 98,100,000	11,814	0	11,814
Deutsche Bank AG	3 Month LIBOR	Receive	2.185%	12/29/2021	USD 19,300,000	(272,137)	0	(272,137)
Deutsche Bank AG	3 Month LIBOR	Pay	2.088%	1/3/2022	USD 1,100,000	5,210	0	5,210
Deutsche Bank AG	3 Month LIBOR	Pay	2.085%	1/3/2022	USD 1,100,000	4,906	0	4,906

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

Interest Rate Swaps—(Continued)
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America N.A.	3 Month LIBOR	Pay	2.400%	10/21/2021	USD 11,200,000	$394,032	$0	$394,032

Totals						$145,044	$0	$145,044

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either be entitled to (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on an index, corporate issuers or sovereign issuers as of period end serve as some indication of the current status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could receive or be required to make under a credit default swap contract is generally the notional amount of the contract. These potential amounts may be partially offset or reduced by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,758,111,094	$—	$2,758,111,094
Total Corporate Bonds & Notes*	—	1,063,318,701	—	1,063,318,701
Total Mortgage-Backed Securities*	—	337,002,638	—	337,002,638
Total Asset-Backed Securities*	—	159,488,035	—	159,488,035
Total Foreign Government*	—	85,047,835	—	85,047,835
Options Purchased
Call Options	279,719	105,077	—	384,796
Put Options	309,072	11,393,948	—	11,703,020
Total Options Purchased	588,791	11,499,025	—	12,087,816
Total Municipal Bonds & Notes*	—	5,787,181	—	5,787,181
Preferred Stock
Diversified Financial Services	3,839,654	—	—	3,839,654
Thrifts & Mortgage Finance	189,700	—	—	189,700
Total Preferred Stock	4,029,354	—	—	4,029,354
Short Term Investments
Mutual Funds	94,729,315	—	—	94,729,315
Repurchase Agreement	—	5,873,000	—	5,873,000
Total Short Term Investments	94,729,315	5,873,000	—	100,602,315
Total Investments	$99,347,460	$4,426,127,509	$—	$4,525,474,969

Total TBA Sale Commitments	$—	$(577,141,539)	$—	$(577,141,539)

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$5,628,654	$—	$5,628,654
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(2,002,522)	—	(2,002,522)
Total Forward Contracts (Net Unrealized Appreciation)	—	3,626,132	—	3,626,132
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	5,859,630	—	—	5,859,630
Futures Contracts (Unrealized Depreciation)	(6,081,331)	—	—	(6,081,331)
Total Futures Contracts (Net Unrealized Depreciation)	(221,701)	—	—	(221,701)
Written Options
Call Options Written	—	(2,264,239)	—	(2,264,239)
Put Options Written	—	(10,541,325)	—	(10,541,325)
Total Written Options	—	(12,805,564)	—	(12,805,564)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Swap Agreements
Swap Contracts at Value (Assets)	$—	$2,868,530	$—	$2,868,530
Swap Contracts at Value (Liabilities)	—	(4,725,035)	—	(4,725,035)
Total Swap Agreements at Value	—	(1,856,505)	—	(1,856,505)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts, and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$4,525,474,969
Swap contracts at value (c)		2,868,530
Cash		189
Cash denominated in foreign currencies (d)		7,322,083
Unrealized appreciation on open forward foreign currency contracts		5,628,654
Receivable for:
Securities sold (e)		1,590,765,481
Fund shares sold		2,839,556
Principal paydowns		12,204
Interest and dividends		27,078,814
Foreign taxes		82,172
Swap interest		256,748

Total Assets		6,162,329,400
Liabilities
TBA sale commitments at value	$577,141,539
Swap contracts at value (f)	4,725,035
Cash collateral for swap contracts	2,100,000
Unrealized depreciation on open forward foreign currency contracts	2,002,522
Payable for:
Securities purchased	1,669,582,068
Fund shares redeemed	1,345,648
Futures variation margin	725,606
Foreign taxes	2,846
Miscellaneous liabilities	424,200
Collateral for securities loaned	94,729,315
Options written, at fair value (g)	12,805,564
Swap interest	246,801
Interest on TBA sales commitments	863,593
Accrued expenses:
Management fees	1,052,084
Distribution and service fees	125,110
Deferred directors’ fees	36,619
Other expenses	187,003

Total Liabilities		2,368,095,553

Net Assets		$3,794,233,847

Net assets consists of:
Paid in surplus		$3,624,220,097
Undistributed net investment income		101,979,799
Accumulated net realized gains		14,613,713
Unrealized appreciation on investments and foreign currency transactions		53,420,238

Net Assets		$3,794,233,847

Net Assets
Class A		$3,123,202,726
Class B		477,140,401
Class E		193,890,720
Capital Shares (Authorized) Outstanding
Class A (40,000,000)		28,163,380
Class B (10,000,000)		4,365,003
Class E (6,500,000)		1,762,378
Net Asset Value, Offering and Redemption Price Per Share
Class A		$110.90
Class B		109.31
Class E		110.02

(a)	Identified cost of investments was $4,471,713,855.
(b)	Includes securities on loan with a value of $92,093,127.
(c)	Premiums paid on swap contracts were $2,059,291.
(d)	Identified cost of cash denominated in foreign currencies was $7,355,728.
(e)	Includes $572,870,340 related to TBA sale commitments.
(f)	Premiums received on swap contracts were $3,868,584.
(g)	Premiums received on written options were $13,453,881.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends		$56,506
Interest (a)		122,137,573

		122,194,079

Expenses
Management fees	$10,896,889
Distribution and service fees—Class B	1,181,902
Distribution and service fees—Class E	317,995
Directors’ fees and expenses	51,290
Custodian and accounting	371,477
Audit and tax services	76,688
Legal	37,350
Shareholder reporting	322,043
Insurance	28,288
Reverse repurchase agreement interest	33,206
Miscellaneous	20,717

Total expenses	13,337,845
Less management fee waivers	(162,976)	13,174,869

Net Investment Income		109,019,210

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	110,945,663
Futures contracts	(57,690,942)
Foreign currency transactions	(4,080,888)
Swap contracts	(2,321,690)
Written options	12,231,905	59,084,048

Net change in unrealized appreciation (depreciation) on:
Investments	32,188,709
Futures contracts	841,194
Foreign currency transactions	3,587,902
Swap contracts	(47,212)
Written options	803,724	37,374,317

Net realized and unrealized gain		96,458,365

Net Increase in Net Assets From Operations		$205,477,575

(a)	Includes net income on securities loaned of $347,446.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$109,019,210	$76,637,131
Net realized gain	59,084,048	44,919,127
Net change in unrealized appreciation	37,374,317	34,288,752

Increase in net assets from operations	205,477,575	155,845,010

From Distributions to Shareholders
Net investment income
Class A	(61,350,276)	(49,286,252)
Class B	(17,733,678)	(14,593,925)
Class E	(8,391,309)	(9,248,115)

Total distributions	(87,475,263)	(73,128,292)

Increase in net assets from capital share transactions	1,473,699,028	345,042,738

Total increase in net assets	1,591,701,340	427,759,456

Net Assets
Beginning of the period	2,202,532,507	1,774,773,051

End of the period	$3,794,233,847	$2,202,532,507

Undistributed Net Investment Income
End of the period	$101,979,799	$87,352,877

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	16,755,128	$1,788,286,757	3,628,127	$383,178,265
Reinvestments	581,961	61,350,276	477,025	49,286,252
Redemptions	(3,229,533)	(350,717,476)	(1,392,927)	(149,359,443)

Net increase	14,107,556	$1,498,919,557	2,712,225	$283,105,074

Class B
Sales	768,702	$82,245,459	1,168,381	$123,892,679
Reinvestments	170,369	17,733,678	142,980	14,593,925
Redemptions	(818,801)	(87,731,354)	(536,547)	(56,876,815)

Net increase	120,270	$12,247,783	774,814	$81,609,789

Class E
Sales	168,221	$18,097,769	238,883	$25,382,029
Reinvestments	80,154	8,391,309	90,111	9,248,115
Redemptions	(593,991)	(63,957,390)	(510,683)	(54,302,269)

Net decrease	(345,616)	$(37,468,312)	(181,689)	$(19,672,125)

Increase derived from capital share transactions		$1,473,699,028		$345,042,738

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$108.32	$104.15	$102.51	$111.71	$108.62

Income (Loss) From Investment Operations
Net investment income (a)	3.69	4.08	4.38	5.82	5.36
Net realized and unrealized gain (loss) on investments	3.22	4.39	4.68	(9.42)	1.31

Total from investment operations	6.91	8.47	9.06	(3.60)	6.67

Less Distributions
Distributions from net investment income	(4.33)	(4.30)	(7.42)	(5.60)	(3.58)

Total distributions	(4.33)	(4.30)	(7.42)	(5.60)	(3.58)

Net Asset Value, End of Period	$110.90	$108.32	$104.15	$102.51	$111.71

Total Return (%)	6.56	8.34	9.47	(3.43)	6.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.40	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (b)	0.36	0.38	0.42	0.42	0.43
Ratio of net investment income to average net assets (%)	3.44	3.82	4.32	5.48	4.95
Portfolio turnover rate (%)	1,483	2,064	1,476	1,014	931
Net assets, end of period (in millions)	$3,123.20	$1,522.49	$1,181.43	$784.26	$983.69

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$106.83	$102.78	$101.23	$110.39	$107.36

Income (Loss) From Investment Operations
Net investment income (a)	3.48	3.77	4.16	5.49	5.03
Net realized and unrealized gain (loss) on investments	3.06	4.32	4.55	(9.32)	1.30

Total from investment operations	6.54	8.09	8.71	(3.83)	6.33

Less Distributions
Distributions from net investment income	(4.06)	(4.04)	(7.16)	(5.33)	(3.30)

Total distributions	(4.06)	(4.04)	(7.16)	(5.33)	(3.30)

Net Asset Value, End of Period	$109.31	$106.83	$102.78	$101.23	$110.39

Total Return (%)	6.30	8.07	9.18	(3.66)	6.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.65	0.68	0.68	0.68
Net ratio of expenses to average net assets (%) (b)	0.61	0.63	0.67	0.67	0.68
Ratio of net investment income to average net assets (%)	3.25	3.57	4.14	5.24	4.70
Portfolio turnover rate (%)	1,483	2,064	1,476	1,014	931
Net assets, end of period (in millions)	$477.14	$453.45	$356.63	$279.25	$315.74

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$107.49	$103.38	$101.79	$110.97	$107.89

Income (Loss) From Investment Operations
Net investment income (a)	3.63	3.91	4.36	5.63	5.16
Net realized and unrealized gain (loss) on investments	3.07	4.34	4.49	(9.37)	1.31

Total from investment operations	6.70	8.25	8.85	(3.74)	6.47

Less Distributions
Distributions from net investment income	(4.17)	(4.14)	(7.26)	(5.44)	(3.39)

Total distributions	(4.17)	(4.14)	(7.26)	(5.44)	(3.39)

Net Asset Value, End of Period	$110.02	$107.49	$103.38	$101.79	$110.97

Total Return (%)	6.41	8.18	9.30	(3.57)	6.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.55	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (b)	0.51	0.53	0.57	0.57	0.58
Ratio of net investment income to average net assets (%)	3.36	3.67	4.31	5.33	4.79
Portfolio turnover rate (%)	1,483	2,064	1,476	1,014	931
Net assets, end of period (in millions)	$193.89	$226.59	$236.71	$236.54	$306.04

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying instruments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates

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Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

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Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements:

The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the year ended December 31, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 95 days. The average amount of borrowings was $91,011,544 and the weighted average interest rate was 0.11%.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO,

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Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per Annum	Average Daily Net Assets
$10,896,889	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

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Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Amounts reduced under this waiver may be recovered at higher asset levels via advisory fee increases of 0.025% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion and 0.075% for amounts over $3 billion but less than $3.4 billion. The dollar amount of the waiver will be reduced as assets grow beyond $2 billion, but the advisory fee net of waivers will never exceed the contractual advisory fee.

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$50,780,605,842	$1,902,064,064	$49,499,296,053	$1,484,948,542

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	345	$599,849
Options written	595,984,474	15,198,759
Options bought back	(61,305,134)	(4,890,991)
Options exercised	(1,880)	(1,895,878)
Options expired	(403,357,805)	(6,375,815)

Options outstanding December 31, 2011	131,320,000	$2,635,924

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	345	$538,494
Options written	1,076,474,691	28,895,814
Options bought back	(90,533,408)	(4,017,923)
Options exercised	(252,515,045)	(7,775,196)
Options expired	(369,476,583)	(6,823,232)

Options outstanding December 31, 2011	363,950,000	$10,817,957

5.	DERIVATIVE INSTRUMENTS

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”)

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Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements:

The Portfolio may enter into swap contracts. Swap contracts are agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are typically calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

arithmetic operations on these indices). The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). The Portfolio may enter into swap transactions with counterparties that are approved by the Adviser or the relevant subadviser.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire notional amount of one designated currency in exchange for the other designated currency. Therefore, the entire notional amount of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issuer or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities. Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps typically do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique was not used.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value	$1,166,418		Liabilities—Swap contracts at value	$(3,167,967)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions	5,859,630	*	Net Assets—Unrealized appreciation on investments and foreign currency transactions	(6,081,331)*
	Assets—Investments at value**	1,956,756
	Assets—Swap contracts at value	1,702,112		Liabilities—Swap contracts at value	(1,557,068)
				Liabilities—Options written, at fair value	(4,233,521)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	5,628,654		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(2,002,522)
	Assets—Investments at value**	10,131,060		Liabilities—Options written, at fair value	(8,572,043)

Total		$26,444,630			$(25,614,452)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
**	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

MSF-33

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(58,505,984)	$815,042	$(57,690,942)
Foreign Currency Transactions	—	—	(3,872,906)	(3,872,906)
Investments*	—	(3,446,907)	(6,510,126)	(9,957,033)
Options Written	—	4,980,134	7,251,771	12,231,905
Swap Contracts	(2,379,043)	57,353	—	(2,321,690)

Total	$(2,379,043)	$(56,915,404)	$(2,316,219)	$(61,610,666)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$841,194	$—	$841,194
Foreign Currency Transactions	—	—	3,690,196	3,690,196
Investments*	—	(3,528,848)	(1,567,020)	(5,095,868)
Options Written	—	303,096	500,628	803,724
Swap Contracts	(192,256)	145,044	—	(47,212)

Total	$(192,256)	$(2,239,514)	$2,623,804	$192,034

Derivative Description	Average Notional or Face Amount
Futures Contracts Short	$(896,752,508)
Futures Contracts Long	688,055,795
Forward Foreign Currency Transactions	189,084,987
Options Purchased	397,738,990
Options Written	(221,789,517)
Swap Contracts	289,953,711

*	Options purchased are part of Net realized gain (loss) on investments and Net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$87,475,263	$73,128,292	$—	$—	$—	$—	$87,475,263	$73,128,292

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$131,145,035	$—	$38,905,334	$—	$—	$170,050,369

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

MSF-35

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-36

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-37

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-38

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-39

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-40

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-41

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-42

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-43

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-44

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-45

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-46

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Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 3.80%, 3.59%, and 3.67%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, returned 1.50% and 7.84%, respectively. A blend of the Russell 1000 Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%), returned 4.34%.

MARKET ENVIRONMENT/CONDITIONS

2011 was a frustrating year for most investors. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many (us included), as the European debt crisis became the most important driving force for global markets.

In addition to the debt crisis, the early part of 2011 was also negatively impacted by the social unrest in the Middle East/North Africa region that resulted in unexpected and damaging increases in oil prices. These events were quickly followed by a devastating earthquake, tsunami, and nuclear power crisis in Japan. In our view, these events were more significant than many realized and caused a significant disruption to global economic growth in the first half of 2011.

Against this already damaged backdrop came the intensification of the debt and credit issues in Europe that led to the near collapse of the European Monetary Union. As the crisis unfolded, it became increasingly clear the real problem was that Europe could no longer rely on its monetary union, but instead required additional fiscal union. Further fiscal union, however, required austerity policies that ultimately exacerbated default risks by acting as a drag on economic growth. As the debt issues were intensifying, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat in Europe.

In the United States, economic growth weakened early in the year, although the data improved in each successive quarter. On the political front, strident partisan bickering reached new heights as brinksmanship became the norm. The lack of leadership, cooperation and decisiveness ultimately served to damage corporate and consumer confidence.

In this environment, financial markets endured unprecedented volatility as correlations between and within asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. Bond markets generally outperformed stocks while U.S. equities, which finished the year flat, were a noticeable outperformer compared to emerging market and European equities, which fell by double-digit percentages for the year.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The equity portion of the Portfolio’s outperformance relative to its benchmark, the Russell 1000 Index, for the 12-month period was primarily attributable to an underweight and stock selection in Financials, an overweight and stock selection in the Healthcare and stock selection in the Consumer Discretionary sector.

In Financials, a significant underweight position was beneficial as macroeconomic and regulatory uncertainties continued to plague the sector. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, created numerous concerns for us and, thus, the Portfolio remained broadly on the sidelines. Within Healthcare, strength was notable in the providers & services industry, where a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations—a segment in which the Portfolio was overweight. More broadly, a substantial overweight in Healthcare aided results as the market flocked to the safety of the defensive sector. Strong stock selection within Consumer Discretionary also helped overall returns. The media industry and select stocks within the specialty retail industry were the greatest contributors to relative performance, as favorable advertising trends lifted media stocks like CBS Corp. and the Portfolio’s overweights in Limited Brands, Inc. and Ross Stores, Inc. drove returns in the retail space.

On the negative side, the equity portion of the Portfolio’s stock selection in Information Technology (IT), and its underweight and stock selection in Telecommunication Services (Telecom) detracted from relative performance. In particular, the Portfolio was underweight in key large-cap IT names within the benchmark that outperformed during the latter half of the year. At the same time, the Portfolio was overweight in semiconductors, which struggled during the same period.

In the Telecom sector, stock selection was the primary detractor due to our preference for wireless holdings over the big integrated carriers in an environment that rewarded large-cap stocks. Wireless holdings saw disappointing results that included a surprising uptick in customer churn, and the Portfolio’s weighting in the industry principally comprised leveraged, turnaround stories. We maintained our preference for the wireless segment as we expect the ongoing trend of smartphone penetration to continue to drive better pricing power and “stickier” customer bases (i.e., less churn), and thereby result in improved margin performance and earnings power for names in the industry.

At year-end, we continued to maintain a balance in the equity portion of the Portfolio between domestic cyclicals on the one hand and more dependable growth on the other. At year-end, the Portfolio’s largest sector overweights relative to its benchmark included Healthcare and IT, while the largest underweight sectors were Financials, Utilities, and Industrials.

The fixed income portion of the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the 12-month period. This underperformance was attributable to the fixed income portion of the Portfolio’s short duration bias and active yield curve management, as interest rates declined to historically low

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

levels in the latter half of the year due to fears of a global slowdown and persistent sovereign debt problems in Europe.

The Portfolio maintained a high quality bias, compared to the benchmark, within its allocation to non-government spread sectors, which contributed to relative performance as lower-quality securities struggled during periods of risk aversion. Also contributing positively to performance was relative value trading within securitized products, such as agency mortgage-backed securities (MBS) and asset-backed securities (ABS). In addition, allocations outside of the benchmark index in high yield and non-agency MBS helped performance. Finally, exposure to high-quality foreign government debt benefited relative performance.

We actively managed duration in the fixed income portion of the Portfolio, maintaining a short duration bias for most of the year. In addition, we increased the Portfolio’s quality profile and level of liquidity in an effort to limit the effects of market volatility. We tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in the industrials and financials sectors. We also slightly reduced the fixed income portion of the Portfolio’s exposure to non-agency residential MBS and commercial mortgage-backed securities (CMBS). To increase liquidity, we added to the Portfolio’s agency MBS and U.S. Treasury holdings during the latter half of the year. Toward year-end, the Portfolio adopted a cautiously optimistic stance on corporate credit which resulted in an increase in investment grade credit exposure and a reduction in U.S. Treasuries exposure on a duration contribution basis. Our sector allocation decisions combined with our macro views of the market resulted in an overall reduction of the Portfolio’s duration. Additionally, we believed the higher yields offered by spread sectors may serve as an offset to potentially higher interest rates in 2012 (yields move inversely with prices).

At year-end, the fixed income portion of the Portfolio was generally underweight relative to the Barclays Capital U.S. Aggregate Bond Index in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in corporate credit, CMBS, and ABS. Within the government-related sectors, the Portfolio was underweight in U.S. Treasuries and agency debentures, while it was overweight in agency MBS. The Portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Portfolio ended the year with a shorter duration relative to the benchmark index.

As of December 31, 2011, the Portfolio invested 56% of its assets in equities and 44% in bonds. The Portfolio’s asset allocation reflects a more cautious outlook on global growth given circumstances in the second half of 2011 that included heightened concern over the Eurozone crisis and inflation in emerging markets. That said, improving economic data out of the U.S. in December, in our opinion, sets a more conducive environment for growth in the first half of 2012.

Bob Doll

Daniel Hanson

Peter Stournaras

Rick Rieder

Bob Miller

Matthew Marra

Eric Pellicciaro

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	3.80	1.23	3.16	—
Class B	3.59	0.98	—	3.21
Class E	3.67	1.09	3.01	—
Russell 1000 Index	1.50	-0.02	3.34	—
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	—

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pools	11.3
U.S. Treasury Notes	6.3
U.S. Treasury Bonds	4.3
Fannie Mae 30 Yr. TBA	3.2
Ginnie Mae 30 Yr. TBA	2.8
Pfizer, Inc.	1.3
Exxon Mobil Corp.	1.3
Philip Morris International, Inc.	1.2
Apple, Inc.	1.2
Microsoft Corp.	1.1

Top Equity Sectors

% of Net Assets
Information Technology	13.7
Health Care	12.1
Consumer Discretionary	9.3
Energy	6.4
Industrials	4.8

Top Fixed Income Sectors

% of Net Assets
Agency Sposored Mortgage-Backed	19.9
Corporate Bonds & Notes	13.7
U.S. Treasuries	11.0
Commercial Mortgage-Backed	3.5
Asset-Backed	1.9

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.51%	$1,000.00	$964.90	$2.53
	Hypothetical*	0.51%	$1,000.00	$1,022.61	$2.60

Class B	Actual	0.76%	$1,000.00	$963.60	$3.76
	Hypothetical*	0.76%	$1,000.00	$1,021.33	$3.87

Class E	Actual	0.66%	$1,000.00	$964.30	$3.27
	Hypothetical*	0.66%	$1,000.00	$1,021.84	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—56.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
General Dynamics Corp.	122,000	$8,102,020
Lockheed Martin Corp.	104,000	8,413,600
Northrop Grumman Corp. (a)	137,000	8,011,760
Raytheon Co. (a)	174,000	8,418,120

		32,945,500

Airlines—0.2%
Southwest Airlines Co.	352,000	3,013,120

Automobiles—0.2%
Harley-Davidson, Inc.	59,000	2,293,330

Beverages—0.6%
Dr. Pepper Snapple Group, Inc.	188,000	7,422,240
The Coca-Cola Co.	3,000	209,910

		7,632,150

Biotechnology—2.2%
Amgen, Inc.	156,000	10,016,760
Biogen Idec, Inc. (b)	75,000	8,253,750
Gilead Sciences, Inc. (b)	214,000	8,759,020

		27,029,530

Chemicals—1.4%
CF Industries Holdings, Inc.	55,000	7,973,900
LyondellBasell Industries NV	211,000	6,855,390
W.R. Grace & Co. (b)	44,000	2,020,480

		16,849,770

Communications Equipment—0.6%
Motorola Solutions, Inc. (b)	170,000	7,869,300

Computers & Peripherals—3.0%
Apple, Inc. (b)	35,000	14,175,000
Dell, Inc. (b)	555,000	8,119,650
QLogic Corp. (b)	65,000	975,000
Seagate Technology plc (a)	383,000	6,281,200
Western Digital Corp. (b)	225,000	6,963,750

		36,514,600

Construction & Engineering—0.9%
Chicago Bridge & Iron Co., NV	32,000	1,209,600
Fluor Corp.	135,000	6,783,750
URS Corp. (a) (b)	100,000	3,512,000

		11,505,350

Consumer Finance—1.2%
Capital One Financial Corp.	174,000	7,358,460
Discover Financial Services	306,000	7,344,000

		14,702,460

Diversified Consumer Services—1.2%
Apollo Group, Inc. (Class A) (b)	144,000	7,757,280
ITT Educational Services, Inc. (a) (b)	97,000	5,518,330

Diversified Consumer Services—(Continued)
Service Corp. International	91,000	$969,150

		14,244,760

Diversified Financial Services—0.3%
IntercontinentalExchange, Inc. (b)	25,000	3,013,750
Moody’s Corp.	24,000	808,320

		3,822,070

Diversified Telecommunication Services—0.3%
AT&T, Inc.	100,000	3,024,000

Energy Equipment & Services—0.6%
Nabors Industries, Ltd. (b)	397,000	6,883,980

Food & Staples Retailing—1.3%
Safeway, Inc. (a)	370,000	7,784,800
The Kroger Co.	341,000	8,259,020

		16,043,820

Food Products—0.1%
Smithfield Foods, Inc. (a) (b)	67,000	1,626,760

Health Care Providers & Services—4.8%
Aetna, Inc.	186,000	7,847,340
AmerisourceBergen Corp.	196,000	7,289,240
CIGNA Corp.	165,000	6,930,000
Health Net, Inc. (b)	84,000	2,555,280
Humana, Inc.	90,000	7,884,900
McKesson Corp.	102,000	7,946,820
UnitedHealth Group, Inc.	196,000	9,933,280
WellPoint, Inc.	124,000	8,215,000

		58,601,860

Hotels, Restaurants & Leisure—0.6%
Wyndham Worldwide Corp.	180,000	6,809,400

Household Durables—0.0%
Newell Rubbermaid, Inc.	5,809	93,815

Household Products—0.3%
The Procter & Gamble Co.	51,000	3,402,210

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a) (b)	140,000	2,536,800

Industrial Conglomerates—0.9%
General Electric Co.	187,000	3,349,170
Tyco International, Ltd. (a)	174,000	8,127,540

		11,476,710

Insurance—0.7%
American Financial Group, Inc. (a)	46,600	1,719,074
Torchmark Corp.	23,000	997,970
Unum Group	302,000	6,363,140

		9,080,184

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—0.6%
Expedia, Inc. (a)	125,000	$3,627,500
TripAdvisor, Inc. (a) (b)	125,000	3,151,250

		6,778,750

Internet Software & Services—0.1%
Google, Inc. (Class A) (b)	2,000	1,291,800

IT Services—1.3%
Amdocs, Ltd. (b)	42,000	1,198,260
International Business Machines Corp.	31,000	5,700,280
The Western Union Co.	413,000	7,541,380
Total System Services, Inc.	75,000	1,467,000

		15,906,920

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (b)	180,000	6,287,400

Media—2.4%
CBS Corp. (Class B)	294,000	7,979,160
DISH Network Corp. (b)	253,000	7,205,440
Gannett Co., Inc. (a)	493,000	6,591,410
The Interpublic Group of Cos., Inc.	16,000	155,680
Time Warner Cable, Inc.	126,000	8,009,820

		29,941,510

Multiline Retail—1.2%
Macy’s, Inc.	225,000	7,240,500
Nordstrom, Inc.	143,000	7,108,530

		14,349,030

Oil, Gas & Consumable Fuels—5.8%
Chevron Corp.	107,000	11,384,800
ConocoPhillips	167,000	12,169,290
Exxon Mobil Corp.	182,000	15,426,320
HollyFrontier Corp. (a)	311,000	7,277,400
Marathon Oil Corp.	298,000	8,722,460
Murphy Oil Corp.	21,000	1,170,540
Tesoro Corp. (b)	324,000	7,568,640
Valero Energy Corp.	361,000	7,599,050

		71,318,500

Paper & Forest Products—0.6%
International Paper Co.	261,000	7,725,600

Personal Products—0.6%
Herbalife, Ltd.	131,000	6,768,770

Pharmaceuticals—4.7%
Abbott Laboratories	209,000	11,752,070
Bristol-Myers Squibb Co.	306,000	10,783,440
Eli Lilly & Co.	220,000	9,143,200
Forest Laboratories, Inc. (b)	228,000	6,899,280
Johnson & Johnson	42,000	2,754,360

Pharmaceuticals—(Continued)
Pfizer, Inc.	741,000	$16,035,240

		57,367,590

Semiconductors & Semiconductor Equipment—5.3%
Altera Corp.	197,000	7,308,700
Applied Materials, Inc.	625,000	6,693,750
Avago Technologies, Ltd.	130,000	3,751,800
KLA-Tencor Corp. (a)	150,000	7,237,500
LSI Corp. (b)	1,055,000	6,277,250
Marvell Technology Group, Ltd. (b)	468,000	6,481,800
Maxim Integrated Products, Inc.	283,000	7,369,320
NVIDIA Corp. (b)	469,000	6,500,340
Teradyne, Inc. (a) (b)	488,000	6,651,440
Xilinx, Inc.	229,000	7,341,740

		65,613,640

Software—3.3%
Activision Blizzard, Inc.	585,000	7,207,200
CA, Inc.	342,000	6,913,530
Cadence Design Systems, Inc. (a) (b)	271,000	2,818,400
Microsoft Corp.	527,000	13,680,920
Symantec Corp. (b)	474,000	7,418,100
TIBCO Software, Inc. (b)	129,000	3,084,390

		41,122,540

Specialty Retail—2.6%
AutoZone, Inc. (b)	23,000	7,474,310
GameStop Corp. (a) (b)	275,000	6,635,750
Limited Brands, Inc.	175,000	7,061,250
PetSmart, Inc.	91,000	4,667,390
Williams-Sonoma, Inc. (a)	157,000	6,044,500

		31,883,200

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	126,000	7,691,040

Tobacco—1.8%
Lorillard, Inc.	70,000	7,980,000
Philip Morris International, Inc.	187,000	14,675,760

		22,655,760

Wireless Telecommunication Services—0.3%
MetroPCS Communications, Inc. (b)	484,000	4,201,120

Total Common Stock (Identified Cost $646,789,198)		688,904,649

U.S. Treasury & Government Agencies—31.7%

Agency Sponsored Mortgage-Backed—19.9%
Fannie Mae 15 Yr.
3.500%, TBA	$900,000	941,062
4.500%, TBA	6,900,000	7,354,969

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.500%, 10/01/26	$2,885,310	$3,019,975
3.500%, 11/01/26	973,309	1,018,736
4.000%, 09/01/24	2,028,831	2,140,361
4.000%, 09/01/25	717,855	757,318
4.000%, 10/01/25	1,211,565	1,278,168
4.000%, 01/01/26	315,005	332,321
4.000%, 07/01/26	960,688	1,014,700
4.000%, 08/01/26	484,540	511,782
Fannie Mae 30 Yr.
4.500%, TBA	21,300,000	22,664,531
5.000%, TBA	1,700,000	1,836,531
6.000%, TBA	13,700,000	15,052,876
Fannie Mae 30 Yr. Pool
3.500%, 11/01/41	6,084,203	6,262,743
3.500%, 12/01/41	25,061,374	25,796,794
4.000%, 01/01/41	6,265,852	6,647,836
4.000%, 04/01/41	1,255,112	1,331,627
4.000%, 09/01/41	7,972,607	8,428,742
4.000%, 11/01/41	5,033,768	5,303,761
4.000%, 12/01/41	18,506,886	19,593,297
4.500%, 01/01/41	230,820	247,118
4.500%, 03/01/41	10,297,381	11,024,429
4.500%, 04/01/41	6,840,337	7,323,299
4.500%, 06/01/41	2,640,990	2,827,457
5.000%, 07/01/34	2,593,692	2,804,927
5.000%, 03/01/35	1,481,571	1,602,232
5.000%, 04/01/35	3,759,206	4,065,361
5.000%, 05/01/35	136,159	147,205
5.000%, 06/01/35	906,590	980,424
5.000%, 07/01/35	193,558	209,322
5.500%, 08/01/28	47,480	52,200
5.500%, 04/01/33	320,119	349,941
5.500%, 05/01/33	1,802,895	1,970,854
5.500%, 06/01/33	4,924,582	5,383,357
5.500%, 04/01/38	1,132,181	1,233,763
5.500%, 06/01/38	7,084,500	7,725,639
5.500%, 01/01/39	2,800,802	3,055,599
6.000%, 03/01/28	19,196	21,293
6.000%, 05/01/28	36,021	40,154
6.000%, 06/01/28	2,828	3,152
6.000%, 02/01/34	1,055,329	1,176,399
6.000%, 08/01/34	600,116	668,963
6.000%, 04/01/35	4,905,526	5,468,302
6.500%, 07/01/37	645,972	723,107
6.500%, 10/01/38	2,905,090	3,251,988
6.500%, 08/01/41	2,393,670	2,679,499
Fannie Mae ARM Pool
3.065%, 03/01/41 (c)	485,952	507,432
3.149%, 03/01/41 (c)	716,164	744,861
3.315%, 12/01/40 (c)	988,478	1,030,495
Fannie Mae REMICS 4.000%, 08/25/19	1,659,416	1,766,500
FHLMC Multifamily Structured Pass-Through Certificate 3.974%, 01/25/21 (c)	1,400,000	1,539,251

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr.
4.500%, TBA	$500,000	$529,766
5.000%, TBA	5,700,000	6,124,828
Freddie Mac 30 Yr. Gold Pool 5.500%, 07/01/33	957,063	1,043,083
Freddie Mac ARM Non-Gold Pool 3.050%, 02/01/41 (c)	870,945	909,850
Ginnie Mae 30 Yr.
4.000%, TBA	4,700,000	5,041,484
4.500%, TBA	8,700,000	9,478,921
5.000%, TBA	9,400,000	10,411,968
5.500%, TBA	4,300,000	4,826,078
6.000%, TBA	4,000,000	4,527,500
Ginnie Mae I 15 Yr. Pool
6.500%, 07/15/14	6,358	6,977
7.500%, 12/15/14	116,657	125,164
Ginnie Mae I 30 Yr. Pool 9.000%, 11/15/19	8,587	8,622

		244,946,894

Federal Agencies—0.8%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	400,000	466,691
Federal Home Loan Bank 5.500%, 07/15/36	360,000	466,959
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	1,640,000	1,858,920
Federal National Mortgage Association
0.010%, 10/09/19	1,615,000	1,241,717
5.125%, 01/02/14	1,205,000	1,302,967
Tennessee Valley Authority
5.250%, 09/15/39	2,390,000	3,050,861
5.980%, 04/01/36	430,000	593,339

		8,981,454

U.S. Treasury—11.0%
U.S. Treasury Bonds
3.125%, 11/15/41	19,795,000	20,738,351
3.500%, 02/15/39 (d)	410,000	461,186
4.375%, 05/15/40 (d)	10,284,000	13,359,554
4.375%, 05/15/41 (c)	1,090,000	1,420,236
4.750%, 02/15/41 (c)	3,690,000	5,085,281
6.250%, 08/15/23 (d)	3,440,000	4,923,500
8.125%, 05/15/21 (d)	4,785,000	7,445,163
U.S. Treasury Inflation Protected Bonds (TIPS) 2.125%, 02/15/41	2,998,600	4,050,218
U.S. Treasury Notes
0.125%, 09/30/13	12,725,000	12,699,652
0.250%, 12/15/14	9,645,000	9,613,355
0.875%, 11/30/16 (e)	29,440,000	29,529,704
2.000%, 11/15/21	19,523,000	19,745,679
2.250%, 07/31/18	3,120,000	3,318,413
2.500%, 04/30/15	1,380,000	1,472,719

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.625%, 08/15/20 (d)	$1,395,000	$1,504,530

		135,367,541

Total U.S. Treasury & Government Agencies (Identified Cost $377,978,317)		389,295,889

Corporate Bonds & Notes—13.7%

Auto Components—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	335,000	355,978

Capital Markets—0.6%
ABN Amro North American Holding Preferred Capital Repackage Trust I (144A) 6.523%, 12/29/49 (a) (c)	880,000	599,500
CDP Financial, Inc. (144A) 3.000%, 11/25/14	1,365,000	1,419,485
Credit Suisse 5.860%, 05/29/49	1,020,000	828,750
Credit Suisse AG 5.400%, 01/14/20	340,000	320,676
Credit Suisse Group Finance U.S., Inc. 3.625%, 09/14/20 (EUR) (c)	150,000	166,172
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (f)	325,000	33
Lehman Brothers Holdings, Inc.
6.500%, 07/19/17 (f)	1,770,000	177
6.750%, 12/28/17 (f)	2,505,000	250
Morgan Stanley
2.953%, 05/14/13 (c)	1,275,000	1,224,283
5.500%, 07/28/21	1,450,000	1,340,721
5.625%, 09/23/19	775,000	717,711
State Street Capital Trust IV 1.546%, 06/15/37 (c)	90,000	59,244
The Goldman Sachs Group, Inc. 5.250%, 07/27/21	755,000	736,533

		7,413,535

Chemicals—0.2%
CF Industries, Inc. 7.125%, 05/01/20	740,000	875,050
Lyondell Chemical Co. 11.000%, 05/01/18	833,928	911,066
LyondellBasell Industries NV (144A) 6.000%, 11/15/21	345,000	357,938
The Dow Chemical Co. 4.125%, 11/15/21	500,000	512,860

		2,656,914

Commercial Banks—2.0%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	115,000	135,901

Commercial Banks—(Continued)
Barclays Bank plc (144A) 5.926%, 09/29/49 (c)	$225,000	$186,750
Capital One Financial Corp.
3.150%, 07/15/16 (a)	2,680,000	2,691,468
4.750%, 07/15/21	1,065,000	1,096,005
CIT Group, Inc. 7.000%, 05/01/17	700,409	700,409
CIT Group, Inc. (144A)
7.000%, 05/02/16	30,000	29,963
7.000%, 05/02/17	110,000	109,862
Commerzbank AG 6.375%, 03/22/19 (EUR)	300,000	275,901
Discover Bank 8.700%, 11/18/19	275,000	313,551
DnB NOR Boligkreditt (144A)
2.100%, 10/14/15	5,070,000	5,028,918
2.900%, 03/29/16	3,580,000	3,639,414
Fifth Third Capital Trust IV 6.500%, 04/15/37 (c)	695,000	681,100
Glitnir Banki Hf (144A) 6.693%, 06/15/16 (c) (f) (g)	230,000	0
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (c)	1,900,000	1,885,750
HSBC Bank plc (144A) 3.100%, 05/24/16	1,035,000	1,035,061
HSBC Holdings plc 6.100%, 01/14/42	435,000	493,057
JPMorgan Chase Bank N.A.
6.000%, 07/05/17	1,720,000	1,845,565
6.000%, 10/01/17	1,035,000	1,113,355
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13	845,000	852,681
Landsbanki Islands Hf (144A) 6.100%, 12/31/49 (f)	320,000	11,200
Sparebanken 1 Boligkreditt (144A) 1.250%, 10/25/13	1,970,000	1,955,981

		24,081,892

Construction Materials—0.0%
Lafarge S.A. 7.125%, 07/15/36 (a)	225,000	198,660

Consumer Finance—0.2%
Ally Financial, Inc.
7.500%, 12/31/13	116,000	119,190
8.000%, 12/31/18	109,000	107,093
Capital One Capital VI 8.875%, 05/15/40	750,000	778,418
Ford Motor Credit Co., LLC 6.625%, 08/15/17	390,000	424,538
SLM Corp. 6.250%, 01/25/16	896,000	871,341

		2,300,580

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Containers & Packaging—0.1%
Reynolds Group Issuer, Inc. (144A) 6.875%, 02/15/21	$800,000	$796,000

Diversified Financial Services—1.9%
Barrick North America Finance, LLC 4.400%, 05/30/21	25,000	27,075
BP Capital Markets plc
3.125%, 10/01/15	450,000	471,340
3.875%, 03/10/15	240,000	256,274
Citigroup, Inc.
4.587%, 12/15/15	2,915,000	2,933,647
5.000%, 09/15/14	405,000	400,832
8.500%, 05/22/19	950,000	1,118,232
Eksportfinans ASA 5.500%, 05/25/16 (a)	530,000	488,693
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	90,000	95,850
General Electric Capital Corp.
0.511%, 04/10/12 (c)	1,515,000	1,515,264
2.125%, 12/21/12	1,020,000	1,038,975
5.500%, 01/08/20	985,000	1,083,788
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	265,200
JPMorgan Chase & Co.
3.150%, 07/05/16	1,477,000	1,483,912
4.625%, 05/10/21	1,760,000	1,820,980
JPMorgan Chase Capital XXV 6.800%, 10/01/37	290,000	291,088
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	230,450
Kinder Morgan Finance Co. ULC 5.700%, 01/05/16	730,000	746,425
Level 3 Financing, Inc. 8.750%, 02/15/17	68,000	69,190
Newcrest Finance Pty, Ltd. (144A) 4.450%, 11/15/21	730,000	720,050
Petrobras International Finance Co.
3.875%, 01/27/16	1,835,000	1,890,437
5.750%, 01/20/20	1,855,000	1,985,073
5.875%, 03/01/18 (a)	500,000	547,185
6.125%, 10/06/16	180,000	199,541
Sprint Capital Corp. 6.875%, 11/15/28	240,000	171,300
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (c)	740,000	628,895
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	290,000	294,969
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	720,000	749,780
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	700,000	711,994
Virgin Media Secured Finance plc 6.500%, 01/15/18	690,000	733,125
WEA Finance, LLC (144A) 4.625%, 05/10/21	415,000	407,320

Diversified Financial Services—(Continued)
Woodside Finance, Ltd. (144A) 4.600%, 05/10/21	$280,000	$285,899

		23,662,783

Diversified Telecommunication Services—0.5%
CCH II, LLC 13.500%, 11/30/16	1,325,000	1,530,375
GTE Corp. 6.840%, 04/15/18	162,000	194,046
Intelsat Jackson Holdings S.A. (144A) 7.250%, 04/01/19	496,000	503,440
Level 3 Escrow, Inc. (144A) 8.125%, 07/01/19	581,000	572,285
Telefonica Emisiones SAU 4.949%, 01/15/15	1,575,000	1,566,715
Verizon Communications, Inc.
3.500%, 11/01/21	710,000	739,197
6.100%, 04/15/18	474,000	569,447
6.400%, 02/15/38	580,000	736,253

		6,411,758

Electric Utilities—0.7%
Alabama Power Co. 3.950%, 06/01/21	680,000	745,866
Constellation Energy Group, Inc. 7.600%, 04/01/32	225,000	289,941
Dominion Resources, Inc. 1.950%, 08/15/16	880,000	884,334
Duke Energy Carolinas, LLC 4.250%, 12/15/41	515,000	538,816
Edison Mission Energy 7.625%, 05/15/27	65,000	38,350
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	2,590,000	2,732,450
Florida Power & Light Co. 5.950%, 02/01/38	525,000	688,361
Georgia Power Co. 3.000%, 04/15/16	1,095,000	1,161,059
Jersey Central Power & Light Co. 7.350%, 02/01/19 (a)	330,000	414,346
Southern California Edison Co. 5.950%, 02/01/38	475,000	618,206
The Cleveland Electric Illuminating Co.
5.950%, 12/15/36	328,000	349,560
8.875%, 11/15/18	181,000	242,870
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15 (a)	345,000	359,621

		9,063,780

Food & Staples Retailing—0.0%
Wal-Mart Stores, Inc. 6.200%, 04/15/38	80,000	107,435

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Food Products—0.2%
Kraft Foods, Inc.
5.375%, 02/10/20	$875,000	$1,009,620
6.500%, 08/11/17	960,000	1,141,983
Sara Lee Corp. 4.100%, 09/15/20 (a)	433,000	436,990

		2,588,593

Gas Utilities—0.1%
KeySpan Gas East Corp. (144A) 5.819%, 04/01/41	565,000	689,293

Health Care Equipment & Supplies—0.2%
Boston Scientific Corp. 6.250%, 11/15/15	1,774,000	1,966,518
CareFusion Corp. 6.375%, 08/01/19	850,000	1,003,722

		2,970,240

Health Care Providers & Services—0.3%
HCA, Inc.
5.750%, 03/15/14	358,000	365,160
6.500%, 02/15/20	1,167,000	1,210,762
7.250%, 09/15/20	520,000	548,600
Tenet Healthcare Corp. 8.875%, 07/01/19	450,000	505,125
Tenet Healthcare Corp. (144A) 6.250%, 11/01/18	690,000	702,075
UnitedHealth Group, Inc. 3.375%, 11/15/21	230,000	237,876

		3,569,598

Hotels, Restaurants & Leisure—0.1%
MGM Resorts International
10.375%, 05/15/14	570,000	651,225
11.125%, 11/15/17	770,000	877,800

		1,529,025

Household Durables—0.1%
Reynolds Group Issuer, Inc. (144A) 7.875%, 08/15/19	940,000	982,300

Insurance—0.7%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (c)	300,000	331,098
American International Group, Inc.
5.450%, 05/18/17	505,000	482,598
8.175%, 05/15/58 (c)	155,000	137,950
AXA S.A. 5.250%, 04/16/40 (EUR) (c)	300,000	283,980
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (a)	230,000	233,197
Fairfax Financial Holdings, Ltd. (144A) 5.800%, 05/15/21	1,130,000	1,077,113

Insurance—(Continued)
Hartford Financial Services Group, Inc. 6.000%, 01/15/19	$485,000	$497,750
ING Verzekeringen NV 3.269%, 06/21/21 (EUR) (c)	110,000	120,142
Lincoln National Corp.
6.050%, 04/20/67	675,000	561,937
7.000%, 06/15/40	450,000	508,742
Manulife Financial Corp. 3.400%, 09/17/15	1,570,000	1,578,756
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR)	100,000	120,338
Prudential Financial, Inc.
4.750%, 09/17/15	1,870,000	1,974,522
5.375%, 06/21/20	770,000	824,078
XL Group plc 6.500%, 12/29/49 (a) (c)	525,000	410,812

		9,143,013

IT Services—0.1%
First Data Corp. (144A)
7.375%, 06/15/19	835,000	784,900
8.250%, 01/15/21	110,000	98,450

		883,350

Life Sciences Tools & Services—0.1%
Life Technologies Corp.
5.000%, 01/15/21	131,000	137,072
6.000%, 03/01/20	650,000	726,596

		863,668

Machinery—0.0%
Joy Global, Inc. 5.125%, 10/15/21	325,000	346,924
Navistar International Corp. 3.000%, 10/15/14	230,000	247,825

		594,749

Media—1.0%
CBS Corp.
4.625%, 05/15/18	215,000	223,541
5.750%, 04/15/20	340,000	382,256
8.875%, 05/15/19	380,000	488,069
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	1,647,000	1,777,355
Comcast Corp. 5.875%, 02/15/18	205,000	237,035
COX Communications, Inc. (144A) 8.375%, 03/01/39	1,510,000	2,021,828
CSC Holdings, LLC 8.500%, 04/15/14	389,000	430,331
DIRECTV Holdings, LLC 3.125%, 02/15/16	340,000	344,418

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
NBCUniversal Media, LLC
4.375%, 04/01/21	$1,090,000	$1,150,327
5.150%, 04/30/20	946,000	1,053,253
News America, Inc. 6.650%, 11/15/37	10,000	11,329
QVC, Inc. (144A) 7.500%, 10/01/19	590,000	632,775
TCI Communications, Inc. 7.875%, 02/15/26	1,159,000	1,535,003
Time Warner Cable, Inc.
5.500%, 09/01/41 (c)	690,000	727,122
5.875%, 11/15/40	580,000	627,711
Time Warner, Inc.
4.700%, 01/15/21	270,000	290,714
6.100%, 07/15/40	180,000	211,020

		12,144,087

Metals & Mining—0.5%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	440,000	437,120
Arch Coal, Inc. 7.250%, 10/01/20	1,160,000	1,186,100
Barrick Gold Corp. 2.900%, 05/30/16	3,167,000	3,250,428
Cliffs Natural Resources, Inc. 4.875%, 04/01/21	370,000	368,667
Novelis, Inc. 8.750%, 12/15/20	845,000	906,262
Steel Dynamics, Inc.
6.750%, 04/01/15	45,000	46,013
7.375%, 11/01/12	15,000	15,619

		6,210,209

Multi-Utilities—0.2%
MidAmerican Energy Holdings Co.
5.950%, 05/15/37	1,125,000	1,329,418
6.500%, 09/15/37 (c)	725,000	910,332

		2,239,750

Multiline Retail—0.3%
Dollar General Corp. 11.875%, 07/15/17 (h)	685,000	756,925
Macy’s Retail Holdings, Inc.
5.900%, 12/01/16	1,170,000	1,307,442
7.450%, 07/15/17	861,000	1,005,295

		3,069,662

Oil, Gas & Consumable Fuels—1.7%
Anadarko Petroleum Corp.
5.950%, 09/15/16	1,773,000	2,009,784
6.375%, 09/15/17	1,341,000	1,554,399
Chesapeake Energy Corp. 6.625%, 08/15/20	524,000	561,990

Oil, Gas & Consumable Fuels—(Continued)
Consol Energy, Inc.
8.000%, 04/01/17	$392,000	$429,240
8.250%, 04/01/20	273,000	301,665
El Paso Corp. 6.500%, 09/15/20	535,000	578,332
El Paso Pipeline Partners Operating Co., LLC 6.500%, 04/01/20	840,000	925,786
Ensco plc
3.250%, 03/15/16	230,000	234,633
4.700%, 03/15/21	479,000	498,833
Enterprise Products Operating, LLC 6.300%, 09/15/17	1,725,000	2,020,196
Kinder Morgan Energy Partners, L.P.
5.950%, 02/15/18	775,000	885,394
6.375%, 03/01/41	220,000	247,994
6.550%, 09/15/40	150,000	168,032
Marathon Petroleum Corp. 6.500%, 03/01/41	1,048,000	1,187,621
MEG Energy Corp. (144A) 6.500%, 03/15/21	1,360,000	1,390,600
OGX Petroleo e Gas Participacoes S.A. (144A) 8.500%, 06/01/18	200,000	196,000
Peabody Energy Corp. (144A) 6.250%, 11/15/21	1,635,000	1,692,225
Pemex Project Funding Master Trust 6.625%, 06/15/35	305,000	345,794
Plains Exploration & Production Co. 10.000%, 03/01/16	150,000	166,125
Pride International, Inc. 6.875%, 08/15/20	320,000	375,177
Range Resources Corp.
5.750%, 06/01/21	155,000	167,788
7.250%, 05/01/18	1,205,000	1,289,350
Rockies Express Pipeline, LLC (144A)
3.900%, 04/15/15	1,189,000	1,174,960
6.850%, 07/15/18	281,000	290,329
Transocean, Inc.
6.375%, 12/15/21	350,000	372,009
6.500%, 11/15/20	525,000	542,321
Western Gas Partners, L.P. 5.375%, 06/01/21	995,000	1,054,869
Williams Partners, L.P. 4.125%, 11/15/20	595,000	610,632

		21,272,078

Paper & Forest Products—0.1%
International Paper Co.
4.750%, 02/15/22	600,000	637,771
6.000%, 11/15/41	435,000	472,242
Inversiones CMPC S.A. (144A) 4.750%, 01/19/18	310,000	323,412

		1,433,425

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Real Estate Investment Trusts—0.3%
ERP Operating L.P. 4.625%, 12/15/21	$710,000	$724,025
Hospitality Properties Trust 5.625%, 03/15/17 (a)	429,000	434,486
Mack-Cali Realty, L.P. 7.750%, 08/15/19	335,000	399,196
Ventas Realty, L.P. 4.750%, 06/01/21	415,000	400,536
Vornado Realty L.P. 5.000%, 01/15/22	1,180,000	1,189,780

		3,148,023

Real Estate Management & Development—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19 (a)	977,000	849,990

Road & Rail—0.1%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	1,405,000	1,680,959

Semiconductors & Semiconductor Equipment—0.0%
Amkor Technology, Inc. 6.000%, 04/15/14	50,000	78,875

Software—0.1%
Oracle Corp. 5.375%, 07/15/40	600,000	730,966

Thrifts & Mortgage Finance—0.0%
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	440,000	462,660

Wireless Telecommunication Services—0.5%
America Movil SAB de C.V. 2.375%, 09/08/16	1,140,000	1,136,824
Cricket Communications, Inc. 7.750%, 05/15/16	621,000	641,182
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	2,265,000	2,499,063
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	42,000	42,578
Nextel Communications, Inc. 6.875%, 10/31/13	50,000	49,750
SBA Tower Trust (144A) 5.101%, 04/15/42	560,000	583,100
Sprint Nextel Corp. (144A) 9.000%, 11/15/18	1,280,000	1,344,000

		6,296,497

Yankee—0.7%
Hydro Quebec
8.050%, 07/07/24 (c)	2,850,000	4,238,241
8.400%, 01/15/22	1,010,000	1,476,868
9.400%, 02/01/21	590,000	898,726

Yankee—(Conitnued)
Nexen, Inc. 7.500%, 07/30/39	$1,265,000	$1,516,469

		8,130,304

Total Corporate Bonds & Notes (Identified Cost $170,043,600)		168,610,629

Mortgage-Backed Securities—4.8%

Collateralized-Mortgage Obligation—1.3%
Bear Stearns Adjustable Rate Mortgage Trust 5.669%, 06/25/47 (c)	3,150,774	2,191,363
Countrywide Alternative Loan Trust
5.500%, 11/25/35	2,407,320	1,733,677
5.500%, 04/25/37	1,185,579	671,810
Countrywide Home Loan Mortgage Pass-Through Trust
0.494%, 04/25/46 (c)	652,592	326,611
0.634%, 02/25/35 (c)	376,793	231,543
Credit Suisse Mortgage Capital Certificates (144A)
3.033%, 08/26/46 (c)	1,348,337	1,172,650
5.305%, 05/27/36 (c)	1,364,225	1,276,591
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	1,657,444	1,105,558
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.494%, 02/25/47 (c)	503,843	278,199
Deutsche Mortgage Securities, Inc. (144A) 5.243%, 06/26/35 (c)	280,000	259,734
GSR Mortgage Loan Trust
5.093%, 11/25/35 (c)	1,125,351	978,844
6.000%, 07/25/37	1,339,593	1,147,327
Harborview Mortgage Loan Trust
0.595%, 11/19/35 (c)	1,333,134	774,607
1.294%, 11/25/47 (c)	198,536	111,938
Indymac INDA Mortgage Loan Trust 5.448%, 09/25/36(c)	780,855	537,729
Indymac Index Mortgage Loan Trust
0.914%, 06/25/34 (c)	65,023	48,068
5.135%, 10/25/35 (c)	219,985	156,131
JPMorgan Mortgage Trust
5.500%, 03/25/22	161,025	148,467
6.500%, 08/25/36	525,385	475,234
MASTR Adjustable Rate Mortgages Trust 2.187%, 09/25/33 (c)	280,475	236,798
MASTR Reperforming Loan Trust (144A) 5.308%, 05/25/36 (c)	359,445	320,227
WaMu Mortgage Pass-Through Certificates
2.550%, 08/25/35 (c)	883,532	646,274
5.322%, 11/25/36 (c)	550,000	371,380
5.525%, 08/25/36 (c)	270,000	191,565
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	605,670	592,511

		15,984,836

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—3.5%
Banc of America Commercial Mortgage, Inc.
5.066%, 11/10/42 (c)	$3,630,000	$3,743,398
5.448%, 09/10/47	150,000	141,207
Bayview Commercial Asset Trust (144A)
0.524%, 07/25/36 (c)	518,037	382,076
0.564%, 04/25/36 (c)	183,733	176,819
Bear Stearns Commercial Mortgage Securities
5.405%, 12/11/40 (c)	600,000	660,466
5.449%, 12/11/40 (c)	170,000	161,213
5.694%, 06/11/50 (c)	250,000	275,279
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617%, 10/15/48	200,000	219,101
5.886%, 11/15/44 (c)	448,929	497,567
Credit Suisse First Boston Mortgage Securities Corp.
3.936%, 05/15/38 (c)	4,000,000	4,088,524
5.603%, 07/15/35	3,485,316	3,507,500
Credit Suisse Mortgage Capital Certificates
5.311%, 12/15/39	4,000,000	4,269,380
5.467%, 09/15/39 (c)	370,000	393,500
CW Capital Cobalt, Ltd. 5.223%, 08/15/48	790,000	840,261
DBRR Trust 5.740%, 06/17/49 (c)	510,000	549,012
Extended Stay America Trust (144A)
2.951%, 11/05/27	391,990	392,719
4.221%, 11/05/27	510,000	511,940
4.860%, 11/05/27	690,000	698,559
5.498%, 11/05/27 (c)	1,130,000	1,134,143
GE Capital Commercial Mortgage Corp.
4.578%, 06/10/48	3,480,000	3,537,907
6.269%, 12/10/35	1,449,653	1,455,425
GMAC Commercial Mortgage Securities, Inc. 5.290%, 11/10/45 (c)	260,000	259,215
Greenwich Capital Commercial Funding Corp.
5.444%, 03/10/39 (c)	180,000	194,829
5.882%, 07/10/38 (c)	410,000	287,000
GS Mortgage Securities Corp. II 5.790%, 08/10/45 (c)	1,170,000	1,270,604
JPMorgan Chase Commercial Mortgage Securities Corp.
5.115%, 07/15/41	1,190,000	1,258,087
5.447%, 06/12/47	1,111,179	1,167,277
5.450%, 12/12/44 (c)	450,000	444,857
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 5.951%, 06/15/43	1,150,000	1,159,646
LB-UBS Commercial Mortgage Trust
5.372%, 09/15/39	1,570,000	1,740,289
5.378%, 11/15/38	190,000	183,757
5.858%, 07/15/40 (c)	575,000	629,853
5.890%, 06/15/38 (c)	190,000	193,575
Merrill Lynch Mortgage Trust 4.864%, 08/12/39 (c)	750,000	797,561

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	$1,630,000	$1,734,850
Morgan Stanley Capital I (144A) 6.340%, 01/15/13	680,000	712,971
Morgan Stanley Reremic Trust (144A)
Zero Coupon, 07/17/56	940,000	789,600
2.500%, 02/23/51	544,638	543,787
RBSCF Trust (144A) 5.899%, 04/16/17 (c)	2,450,000	2,701,240

		43,704,994

Total Mortgage-Backed Securities (Identified Cost $61,541,173)		59,689,830

Asset-Backed Securities—2.0%

Asset Backed-Automobile—0.8%
AmeriCredit Automobile Receivables Trust
3.190%, 10/08/16 (c)	1,345,000	1,347,150
3.440%, 10/08/17 (c)	565,000	566,182
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	1,250,000	1,245,438
DT Auto Owner Trust (144A) 4.030%, 12/15/41	355,000	354,979
Globaldrive BV 4.000%, 10/20/16 (EUR)	368,111	480,257
Santander Consumer Acquired Receivables Trust (144A)
1.660%, 08/15/16	83,857	82,914
2.010%, 08/15/16	646,322	638,841
3.190%, 10/15/15	785,000	780,817
Santander Drive Auto Receivables Trust 3.890%, 07/17/17	1,265,000	1,285,850
Santander Drive Auto Receivables Trust (144A)
1.480%, 05/15/17	528,616	522,951
2.100%, 09/15/14 (c)	875,000	873,408
2.240%, 12/15/14	1,075,000	1,072,183
3.020%, 10/17/16 (c)	925,000	915,651

		10,166,621

Asset Backed-Credit Card—0.3%
Citibank Omni Master Trust (144A)
2.378%, 05/16/16 (c)	3,455,000	3,476,220
4.900%, 11/15/18	620,000	674,333

		4,150,553

Asset Backed-Home Equity—0.1%
GSAA Trust 0.394%, 03/25/47 (c)	951,275	390,514
Home Equity Asset Trust 0.404%, 07/25/37 (c)	260,297	254,990
Morgan Stanley Home Equity Loan Trust 0.614%, 09/25/35 (c)	397,716	302,909

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed-Home Equity—(Continued)
Residential Asset Securities Corp. 6.349%, 03/25/32	$133,404	$120,983
Structured Asset Securities Corp. 0.544%, 11/25/37 (c)	90,618	83,263

		1,152,659

Asset Backed-Other—0.5%
321 Henderson Receivables I, LLC (144A)
3.820%, 12/15/48	1,032,583	1,017,061
4.070%, 01/15/28	448,796	463,635
5.560%, 07/15/59	1,691,208	1,828,424
Chase Funding Mortgage Loan Asset-Backed Certificates 6.330%, 04/25/32 (c)	201,073	198,264
Countrywide Asset-Backed Certificates
0.444%, 07/25/36 (c)	2,228,101	1,395,288
0.964%, 07/25/34 (c)	212,542	101,452
5.071%, 12/25/34 (c)	546,757	164,306
Countrywide Asset-Backed Certificates (144A) 0.744%, 03/25/47 (c)	467,010	199,512
Finance America Mortgage Loan Trust 1.344%, 09/25/33 (c)	185,878	147,251
Fremont Home Loan Trust 1.344%, 12/25/33 (c)	176,378	126,981
GMAC Mortgage Corp. Loan Trust 0.534%, 10/25/34 (c)	330,212	232,040
Greenpoint Mortgage Funding Trust 0.894%, 09/25/34 (c)	124,989	107,984
Knollwood CDO, Ltd. (144A) 3.591%, 02/08/39 (c)	501,376	5
Long Beach Mortgage Loan Trust 1.944%, 03/25/34 (c)	218,751	140,119

		6,122,322

Asset Backed-Student Loan—0.3%
Nelnet Student Loan Trust 0.605%, 08/23/27 (c)	695,000	642,618
Scholar Funding Trust (144A) 1.325%, 10/28/43 (c)	779,183	757,084
SLM Student Loan Trust
0.746%, 06/15/21 (c)	278,493	266,848
1.718%, 01/25/28 (c)	685,000	695,701
2.118%, 07/25/23 (c)	635,000	651,684

		3,013,935

Total Asset-Backed Securities (Identified Cost $25,706,075)		24,606,090

Foreign Government—1.1%

Sovereign—1.1%
Brazilian Government International Bond 7.125%, 01/20/37	230,000	317,400

Security Description	Notional/Par Amount	Value*

Sovereign—(Continued)
Buoni Poliennali Del Tes 4.750%, 09/15/16 (EUR)	4,310,000	$5,298,975
Hellenic Republic 4.600%, 09/20/40 (EUR)	230,000	51,017
Indonesia Government International Bond (144A) 4.875%, 05/05/21	$235,000	251,450
Mexico Government International Bond
5.125%, 01/15/20	1,175,000	1,342,437
5.625%, 01/15/17	475,000	546,250
6.750%, 09/27/34	215,000	280,038
Peruvian Government International Bond 6.550%, 03/14/37	130,000	165,100
Poland Government International Bond
5.125%, 04/21/21	1,240,000	1,261,700
6.375%, 07/15/19	170,000	188,275
Republic of Indonesia 4.875%, 05/05/21	302,000	323,140
Russian Foreign Bond-Eurobond 7.500%, 03/31/30 (c)	1,231,625	1,430,225
South Africa Government International Bond 5.500%, 03/09/20	365,000	408,800
Turkey Government International Bond 5.625%, 03/30/21	960,000	970,800
7.000%, 03/11/19	340,000	376,550

Total Foreign Government (Identified Cost $13,535,935)		13,212,157

Options Purchased—0.1%

Call Options—0.0%
EUR Currency, Strike Price USD 1.45, Expires 02/17/12 (Counterparty-Citibank N.A.) (EUR)	11,190,000	2,758
U.S. Treasury Notes 10 Year Futures @ 132, Expires 01/27/12	48,000	19,500
U.S. Treasury Notes 10 Year Futures @ 133, Expires 01/27/12	121,000	20,797
USD Currency, Strike Price AUD 0.92, Expires 01/09/12 (Counterparty-Deutsche Bank Securities, Inc.)	3,730,000	3
USD Currency, Strike Price AUD 0.92, Expires 01/09/12 (Counterparty-Deutsche Bank Securities, Inc.)	3,730,000	4
USD Currency, Strike Price JPY 79.50, Expires 02/07/12 (Counterparty-Deutsche Bank Securities, Inc.)	5,450,000	12,426
USD Currency, Strike Price JPY 81.00, Expires 01/13/12 (Counterparty-Citigroup Global Markets)	5,150,000	103

		55,591

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Options Purchased—(Continued)

Security Description	Notional Amount	Value*

Put Options—0.1%
10 Year Right-to-Pay Fixed Swaption 2.70%, Expires 01/27/12 (Counterparty-Deutsche Bank Securities, Inc.)	14,000,000	$1,696
10 Year Right-to-Pay Fixed Swaption 2.85%, Expires 01/13/12 (Counterparty-Bank of America N.A.)	7,000,000	1
30 Year Right-to-Pay Fixed Swaption 2.95%, Expires 06/14/12 (Counterparty- Deutsche Bank Securities, Inc.)	1,800,000	66,005
30 Year Right-to-Pay Fixed Swaption 3.50%, Expires 11/08/12 (Counterparty-Bank of America N.A.) (EUR)	5,100,000	130,655
EUR Currency, Strike Price USD 1.275, Expires 01/03/12 (Counterparty-Citibank N.A.) (EUR)	4,200,000	2,343
EUR Currency, Strike Price USD 1.275, Expires 01/03/12 (Counterparty-Deutsche Bank Securities, Inc.) (EUR)	4,200,000	2,342
EUR Currency, Strike Price USD 1.30, Expires 02/03/12 (Counterparty-Citigroup Global Markets) (EUR)	12,600,000	277,032
EUR Currency, Strike Price USD 1.30, Expires 03/21/12 (Counterparty-Citigroup Global Markets) (EUR)	12,600,000	451,914
EUR Currency, Strike Price USD 1.35, Expires 02/03/12 (Counterparty-Deutsche Bank Securities, Inc.) (EUR)	12,600,000	705,738
Eurodollar Futures @ 99, Expires 01/13/12	357,500	894
Eurodollar Midcurve 1 Year Futures @ 99, Expires 03/16/12	785,000	31,400
U.S. Treasury Notes 10 Year Futures @ 127, Expires 01/27/12	124,000	5,812
U.S. Treasury Notes 10 Year Futures @ 128, Expires 01/27/12	65,000	6,094

		1,681,926

Total Options Purchased (Identified Cost $2,473,568)		1,737,517

Municipal Bonds & Notes—0.1%
Security Description	Shares/Par Amount	Value*

Municipal Agency—0.1%
New York City Municipal Water Finance Authority
5.375%, 06/15/43	$530,000	$587,696
5.500%, 06/15/43	630,000	706,998

Total Municipal Bonds & Notes (Identified Cost $1,143,230)		1,294,694

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XIII	21,099	549,840

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (b)	20,000	26,600
Federal National Mortgage Association (Series S) (b)	20,000	27,600

		54,200

Total Preferred Stock (Identified Cost $623,916)		604,040

Convertible Bonds & Notes—0.0%

Health Care Equipment & Supplies—0.0%
Conceptus, Inc. 2.250%, 02/15/27	$25,000	25,875

Total Convertible Bonds & Notes (Identified Cost $18,764)		25,875

Short Term Investments—4.7%

Mutual Funds—4.3%
State Street Navigator Securities Lending Prime Portfolio (i)	53,221,059	53,221,059

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $4,567,005 on 01/03/12, collateralized by $4,665,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $4,659,169.	$4,567,000	4,567,000

Total Short Term Investments (Identified Cost $57,788,059)		57,788,059

Total Investments—114.3% (Identified Cost $1,357,641,835) (j)		1,405,769,429
Liabilities in excess of other assets		(176,021,041)

Net Assets—100.0%		$1,229,748,388

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $ 51,873,052 and the collateral received consisted of cash in the amount of $ 53,221,059 and non-cash collateral with a value of $ 393,206. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $2,973,979.
(e)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2011, the market value of securities pledged was $606,843.
(f)	Non-Income Producing; Defaulted Bond.
(g)	Security was valued in good faith under procedures approved by the Board of Directors.
(h)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,365,572,152. The aggregate unrealized appreciation and depreciation of investments was $88,589,734 and $(48,392,457), respectively, resulting in net unrealized appreciation of $40,197,277 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $66,678,354, which is 5.4% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(AUD)—	Australian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(USD)—	U.S. Dollar

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (30 Year TBA)	$(26,800,000)	$(27,562,125)
4.000% (30 Year TBA)	(31,200,000)	(32,691,751)
5.500% (30 Year TBA)	(13,300,000)	(14,455,437)
Freddie Mac
5.500% (30 Year TBA)	(900,000)	(976,500)

Total TBA Sale Commitments (Proceeds $75,090,934)		$(75,685,813)

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
Australian Dollar (sold) for Canadian Dollar*	Royal Bank of Scotland plc	1/18/2012	155,187	$153,506	$152,564	$(942)
Canadian Dollar (sold) for Australian Dollar*	UBS AG	1/18/2012	150,000	154,004	153,506	(498)
Euro (bought)	Citibank N.A.	1/25/2012	830,000	1,086,048	1,076,756	(9,292)
Euro (bought)	Royal Bank of Scotland plc	1/25/2012	1,000,000	1,346,643	1,297,296	(49,347)
Euro (bought)	Royal Bank of Scotland plc	1/25/2012	1,300,000	1,733,359	1,686,485	(46,874)
Euro (bought)	Deutsche Bank AG	1/25/2012	1,605,000	2,161,571	2,082,160	(79,411)
Euro (sold)	Citibank N.A.	1/25/2012	191,000	260,714	247,784	12,930
Euro (sold)	Citibank N.A.	1/25/2012	1,482,500	2,038,438	1,923,242	115,196
Euro (sold)	Citibank N.A.	1/25/2012	3,601,000	4,910,867	4,671,563	239,304
Euro (sold)	Citibank N.A.	3/14/2012	1,725,000	2,285,473	2,238,891	46,582
Euro (sold)	Royal Bank of Scotland plc	1/25/2012	853,000	1,152,815	1,106,594	46,221
Euro (sold)	Royal Bank of Scotland plc	1/25/2012	4,262,000	5,801,733	5,529,076	272,657
Norwegian Krone (sold) for Swedish Krona*	Goldman Sachs Capital Market LP	1/9/2012	4,817,521	686,451	700,489	14,038
Norwegian Krone (sold) for Swedish Krona*	UBS AG	1/9/2012	8,879,797	1,266,586	1,291,163	24,577

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Forward Contracts—(Continued)

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
Norwegian Krone (sold) for Swedish Krona*	Deutsche Bank AG	1/9/2012	8,895,986	$1,266,586	$1,293,517	$26,931
Norwegian Krone (sold) for Swedish Krona*	Citibank N.A.	1/9/2012	9,626,152	1,372,902	1,399,686	26,784
Swedish Krona (sold) for Norwegian Krone*	Goldman Sachs Capital Market LP	1/9/2012	13,715,000	2,337,000	2,296,263	(40,737)
Swedish Krona (sold) for Norwegian Krone*	UBS AG	1/9/2012	13,715,000	2,332,344	2,296,263	(36,081)
Yuan Renminbi (bought)	Goldman Sachs Capital Market LP	2/15/2012	8,640,000	1,367,630	1,371,539	3,909
Yuan Renminbi (sold)	HSBC Bank USA	2/15/2012	8,640,000	1,356,571	1,371,539	(14,968)

Net Unrealized Appreciation						$550,979

*	For cross-currency exchange contracts, the local currency amount represents the local currency being purchased. The aggregate face value represents the U.S. dollar value at December 31, 2011 of the currency being sold and the valuation as of December 31, 2011 is the U.S. dollar value of the currency being purchased.

Futures Contracts
Futures Contracts-Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	3/19/2012	158	$50,634,726	$50,684,052	$49,326
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	3/17/2014	21	6,701,790	6,723,549	21,759
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	6/16/2014	21	6,691,478	6,715,036	23,558
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	9/15/2014	21	6,679,950	6,705,502	25,552
3 Month Euribor Interest Rate Futures	NYSE Euronext Liffe	12/15/2014	21	6,668,616	6,694,606	25,990
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/18/2012	13	3,230,444	3,227,088	(3,356)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/17/2012	15	3,724,472	3,722,438	(2,034)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/17/2012	12	2,979,523	2,977,350	(2,173)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/18/2013	8	1,957,389	1,985,000	27,611
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/17/2013	19	4,679,399	4,713,662	34,263
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/16/2013	21	5,122,108	5,208,525	86,417
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/16/2013	13	3,154,750	3,222,537	67,787
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/17/2014	1	245,105	247,675	2,570
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/16/2014	1	244,455	247,338	2,883
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/15/2014	232	57,062,733	57,196,700	133,967
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/16/2015	232	56,952,404	57,115,500	163,096
German Euro Bund Futures	Eurex Deutschland	1/27/2012	52	54,334	6,745	(47,589)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	3/21/2012	56	8,007,029	8,109,500	102,471

Futures Contracts-Short
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/19/2012	(4)	(995,138)	(993,550)	1,588
German Euro Bobl Futures	Eurex Deutschland	3/8/2012	(1)	(159,496)	(162,286)	(2,790)
German Euro Bund Futures	Eurex Deutschland	3/8/2012	(3)	(524,174)	(541,067)	(16,893)
German Euro Shatz Futures	Eurex Deutschland	3/8/2012	(450)	(64,202,521)	(64,407,378)	(204,857)
U.S. Treasury Notes 2 Year Futures	Chicago Board of Trade	3/30/2012	(74)	(16,323,422)	(16,320,469)	2,953
U.S. Treasury Notes 5 Year Futures	Chicago Board of Trade	3/30/2012	(159)	(19,577,028)	(19,597,992)	(20,964)
U.S. Treasury Notes 10 Year Futures	Chicago Board of Trade	3/21/2012	(353)	(46,041,456)	(46,287,125)	(245,669)
U.S. Treasury Ultra Long Bond Futures	Chicago Board of Trade	3/21/2012	(171)	(27,206,488)	(27,392,062)	(185,574)

Net Unrealized Appreciation						$39,892

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Options Written
Options Written—Call	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
USD Currency, Strike Price AUD 0.920	Citibank N.A.	1/9/2012	(7,460,000)	$(35,845)	$(7)	$35,838
USD Currency, Strike Price JPY 79.500	UBS AG	2/7/2012	(5,450,000)	(28,749)	(12,426)	16,323

Options Written—Puts
EUR Currency, Strike Price USD 1.275	Goldman Sachs & Co.	1/3/2012	(4,200,000)	(50,765)	(2,343)	48,422
EUR Currency, Strike Price USD 1.275	Royal Bank of Scotland plc	1/3/2012	(4,200,000)	(49,987)	(2,343)	47,644
EUR Currency, Strike Price USD 1.300	Deutsche Bank Securities, Inc.	2/3/2012	(12,600,000)	(248,141)	(277,032)	(28,891)
EUR Currency, Strike Price USD 1.350	Citigroup Global Markets	2/3/2012	(12,600,000)	(660,356)	(705,737)	(45,381)
EUR Currency, Strike Price USD 1.250	Citigroup Global Markets	3/21/2012	(12,600,000)	(229,601)	(230,942)	(1,341)

Total Options Written				$(1,303,444)	$(1,230,830)	$72,614

Swap Agreements

Credit Default Swaps on Credit Indices—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid	Unrealized Depreciation
Markit CDX North America Investment Grade Index, Series 16, Version 1	Morgan Stanley Capital Services	(1.000%)	6/20/2016	1.170%	$4,680,000	$33,888	$78,264	$(44,376)
Markit CDX North America Investment Grade Index, Series 17, Version 1	Morgan Stanley Capital Services	(1.000%)	12/20/2016	1.195%	3,715,000	33,944	70,224	(36,280)
Markit CDX North America Investment Grade Index, Series 17, Version 1	Morgan Stanley Capital Services	(1.000%)	12/20/2016	1.195%	5,580,000	50,985	65,404	(14,419)
Markit CDX North America Investment Grade Index, Series 17, Version 1	Deutsche Bank AG	(1.000%)	12/20/2016	1.195%	5,075,000	46,371	75,307	(28,936)

Totals						$165,188	$289,199	$(124,011)

Credit Default Swaps on Credit Indices—Sell Protection (d)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/2016	6.799%	1,274,000	$(89,512)	$(97,850)	$8,338
Markit CMBX North America AAA-Rated Index, Version 3	Morgan Stanley Capital Services	0.080%	12/13/2049	N/A	760,000	(71,250)	(88,304)	17,054
Markit CMBX North America AAA-Rated Index, Version 4	Morgan Stanley Capital Services	0.350%	2/17/2051	N/A	760,000	(76,000)	(91,001)	15,001
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/2016	6.799%	3,675,000	(258,207)	(328,198)	69,991

Totals						$(494,969)	$(605,353)	$110,384

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

Credit Default Swaps on Corporate Issuers—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Depreciation
Sara Lee Corp. (6.125%, 11/01/32)	JPMorgan Chase Bank	(1.000%)	3/20/2017	0.853%	$594,100	$(4,379)	$(2,674)	$(1,705)

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	6 Month Euribor	Pay	1.268%	12/13/2013	EUR 56,650,000	$100,326	$0	$100,326
Deutsche Bank AG	6 Month Euribor	Receive	2.580%	11/11/2041	EUR 500,000	(3,290)	0	(3,290)
Bank of America N.A.	6 Month Euribor	Pay	2.800%	11/10/2041	EUR 1,200,000	79,622	0	79,622
Deutsche Bank AG	6 Month Euribor	Receive	2.783%	11/10/2041	EUR 1,200,000	(73,916)	0	(73,916)
Deutsche Bank AG	6 Month Euribor	Receive	2.681%	11/18/2041	EUR 1,065,000	(36,264)	0	(36,264)
Deutsche Bank AG	3 Month LIBOR	Receive	2.268%	12/5/2021	USD 3,100,000	(68,840)	0	(68,840)
Deutsche Bank AG	3 Month LIBOR	Pay	0.740%	12/22/2013	USD 13,000,000	3,480	0	3,480
Deutsche Bank AG	3 Month LIBOR	Pay	0.735%	12/22/2013	USD 6,700,000	1,136	0	1,136
Bank of America N.A.	3 Month LIBOR	Pay	0.733%	12/22/2013	USD 14,000,000	1,686	0	1,686
Deutsche Bank AG	3 Month LIBOR	Receive	2.185%	12/29/2021	USD 2,800,000	(39,481)	0	(39,481)
Bank of America N.A.	3 Month LIBOR	Pay	2.400%	10/21/2021	USD 2,000,000	70,363	0	70,363

Totals						$34,822	$0	$34,822

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either be entitled to (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on an index, corporate issuers or sovereign issuers as of period end serve as some indication of the current status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could receive or be required to make under a credit default swap contract is generally the notional amount of the contract. These potential amounts may be partially offset or reduced by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$688,904,649	$—	$—	$688,904,649
Total U.S. Treasury & Government Agencies*	—	389,295,889	—	389,295,889
Total Corporate Bonds & Notes*	—	168,610,629	—	168,610,629
Total Mortgage-Backed Securities*	—	59,689,830	—	59,689,830
Total Asset-Backed Securities*	—	24,606,090	—	24,606,090
Total Foreign Government*	—	13,212,157	—	13,212,157
Options Purchased
Call Options	40,297	15,294	—	55,591
Put Options	44,200	1,637,726	—	1,681,926
Total Options Purchased	84,497	1,653,020	—	1,737,517
Total Municipal Bonds & Notes*	—	1,294,694	—	1,294,694
Total Preferred Stock*	604,040	—	—	604,040
Total Convertible Bonds & Notes*	—	25,875	—	25,875
Short Term Investments
Mutual Funds	53,221,059	—	—	53,221,059
Repurchase Agreement	—	4,567,000	—	4,567,000
Total Short Term Investments	53,221,059	4,567,000	—	57,788,059
Total Investments	$742,814,245	$662,955,184	$—	$1,405,769,429

Total TBA Sale Commitments	$—	$(75,685,813)	$—	$(75,685,813)

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$829,129	$—	$829,129
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(278,150)	—	(278,150)
Total Forward Contracts (Net Unrealized Appreciation)	—	550,979	—	550,979
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	771,791	—	—	771,791
Futures Contracts (Unrealized Depreciation)	(731,899)	—	—	(731,899)
Total Futures Contracts (Net Unrealized Appreciation)	39,892	—	—	39,892
Written Options
Call Options Written	—	(12,433)	—	(12,433)
Put Options Written	—	(1,218,397)	—	(1,218,397)
Total Written Options	—	(1,230,830)	—	(1,230,830)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Swap Agreements
Swap Contracts at Value (Assets)	$—	$421,801	$—	$421,801
Swap Contracts at Value (Liabilities)	—	(721,139)	—	(721,139)
Total Swap Agreements at Value	—	(299,338)	—	(299,338)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts, and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,405,769,429
Swap contracts at value (c)		421,801
Cash		25,822
Cash denominated in foreign currencies (d)		689,908
Unrealized appreciation on open forward foreign currency contracts		829,129
Receivable for:
Securities sold (e)		243,277,041
Fund shares sold		195,629
Principal paydowns		2,838
Interest and dividends		4,798,081
Foreign taxes		13,466
Swap interest		39,919

Total Assets		1,656,063,063
Liabilities
TBA sale commitments at value	$75,685,813
Swap contracts at value (f)	721,139
Unrealized depreciation on open forward foreign currency contracts	278,150
Payable for:
Securities purchased	293,841,791
Fund shares redeemed	276,674
Futures variation margin	139,213
Foreign taxes	415
Miscellaneous liabilities	38,998
Collateral for securities loaned	53,221,059
Options written, at fair value (g)	1,230,830
Swap interest	35,524
Interest on TBA sales commitments	105,835
Accrued expenses:
Management fees	479,411
Distribution and service fees	18,793
Deferred directors’ fees	26,397
Other expenses	214,633

Total Liabilities		426,314,675

Net Assets		$1,229,748,388

Net assets consists of:
Paid in surplus		$1,321,621,079
Undistributed net investment income		28,066,417
Accumulated net realized losses		(168,144,833)
Unrealized appreciation on investments and foreign currency transactions		48,205,725

Net Assets		$1,229,748,388

Net Assets
Class A		$1,126,570,725
Class B		67,782,140
Class E		35,395,523
Capital Shares (Authorized) Outstanding
Class A (120,000,000)		70,609,814
Class B (10,000,000)		4,269,728
Class E (7,500,000)		2,223,119
Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.95
Class B		15.88
Class E		15.92

(a)	Identified cost of investments was $1,357,641,835.
(b)	Includes securities on loan with a value of $51,873,052.
(c)	Premiums paid on swap contracts were $289,199.
(d)	Identified cost of cash denominated in foreign currencies was $693,899.
(e)	Includes $75,090,934 related to TBA sale commitments.
(f)	Premiums received on swap contracts were $608,027.
(g)	Premiums received on written options were $1,303,444.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$14,080,431
Interest (b)		21,705,394

		35,785,825
Expenses
Management fees	$5,961,373
Distribution and service fees—Class B	178,458
Distribution and service fees—Class E	57,937
Directors’ fees and expenses	50,558
Custodian and accounting	217,670
Audit and tax services	53,688
Legal	14,706
Shareholder reporting	356,623
Insurance	13,910
Reverse repurchase agreement interest	23,854
Miscellaneous	16,985

Total expenses		6,945,762

Net Investment Income		28,840,063

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	93,934,810
Futures contracts	(11,627,668)
Foreign currency transactions	(862,733)
Swap contracts	(399,903)
Written options	1,495,936	82,540,442

Net change in unrealized appreciation (depreciation) on:
Investments	(61,800,749)
Futures contracts	257,993
Foreign currency transactions	535,323
Swap contracts	19,490
Written options	72,613	(60,915,330)

Net realized and unrealized gain		21,625,112

Net Increase in Net Assets From Operations		$50,465,175

(a)	Net of foreign taxes of $151,298.
(b)	Includes net income on securities loaned of $204,009.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,840,063	$29,175,560
Net realized gain	82,540,442	62,928,795
Net change in unrealized appreciation (depreciation)	(60,915,330)	27,737,750

Increase in net assets from operations	50,465,175	119,842,105

From Distributions to Shareholders
Net investment income
Class A	(29,209,121)	(23,428,353)
Class B	(1,592,108)	(1,174,150)
Class E	(902,615)	(761,997)

Total distributions	(31,703,844)	(25,364,500)

Decrease in net assets from capital share transactions	(118,473,968)	(136,766,117)

Total decrease in net assets	(99,712,637)	(42,288,512)

Net Assets
Beginning of the period	1,329,461,025	1,371,749,537

End of the period	$1,229,748,388	$1,329,461,025

Undistributed Net Investment Income
End of the period	$28,066,417	$31,736,942

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,118,313	$18,034,391	901,533	$13,390,706
Reinvestments	1,775,630	29,209,121	1,535,279	23,428,353
Redemptions	(9,626,644)	(153,991,751)	(11,109,297)	(164,014,359)

Net decrease	(6,732,701)	$(106,748,239)	(8,672,485)	$(127,195,300)

Class B
Sales	335,361	$5,309,595	273,109	$4,040,559
Reinvestments	97,080	1,592,108	77,196	1,174,150
Redemptions	(789,238)	(12,558,308)	(562,376)	(8,297,163)

Net decrease	(356,797)	$(5,656,605)	(212,071)	$(3,082,454)

Class E
Sales	132,431	$2,145,733	246,826	$3,670,869
Reinvestments	54,937	902,615	49,967	761,997
Redemptions	(567,115)	(9,117,472)	(740,216)	(10,921,229)

Net decrease	(379,747)	$(6,069,124)	(443,423)	$(6,488,363)

Decrease derived from capital share transactions		$(118,473,968)		$(136,766,117)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.72	$14.61	$13.18	$18.18	$17.61

Income (Loss) From Investment Operations
Net investment income (a)	0.36	0.33	0.35	0.49	0.41
Net realized and unrealized gain (loss) on investments	0.26	1.06	1.78	(4.87)	0.62

Total from investment operations	0.62	1.39	2.13	(4.38)	1.03

Less Distributions
Distributions from net investment income	(0.39)	(0.28)	(0.70)	(0.45)	(0.46)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.39)	(0.28)	(0.70)	(0.62)	(0.46)

Net Asset Value, End of Period	$15.95	$15.72	$14.61	$13.18	$18.18

Total Return (%)	3.80	9.65	17.30	(24.79)	5.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.50	0.52	0.49	0.50
Ratio of net investment income to average net assets (%)	2.23	2.21	2.67	3.15	2.32
Portfolio turnover rate (%)	942	1,014	611	501	372
Net assets, end of period (in millions)	$1,126.57	$1,216.19	$1,256.90	$1,058.18	$1,688.04

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.65	$14.55	$13.11	$18.08	$17.52

Income (Loss) From Investment Operations
Net investment income (a)	0.32	0.29	0.32	0.45	0.37
Net realized and unrealized gain (loss) on investments	0.26	1.06	1.77	(4.85)	0.61

Total from investment operations	0.58	1.35	2.09	(4.40)	0.98

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	(0.65)	(0.40)	(0.42)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.35)	(0.25)	(0.65)	(0.57)	(0.42)

Net Asset Value, End of Period	$15.88	$15.65	$14.55	$13.11	$18.08

Total Return (%)	3.59	9.31	17.00	(24.96)	5.62

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.75	0.77	0.74	0.75
Ratio of net investment income to average net assets (%)	1.98	1.97	2.42	2.94	2.07
Portfolio turnover rate (%)	942	1,014	611	501	372
Net assets, end of period (in millions)	$67.78	$72.41	$70.41	$59.98	$75.11

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.70	$14.59	$13.15	$18.13	$17.57

Income (Loss) From Investment Operations
Net investment income (a)	0.33	0.31	0.34	0.47	0.39
Net realized and unrealized gain (loss) on investments	0.26	1.06	1.77	(4.86)	0.61

Total from investment operations	0.59	1.37	2.11	(4.39)	1.00

Less Distributions
Distributions from net investment income	(0.37)	(0.26)	(0.67)	(0.42)	(0.44)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.37)	(0.26)	(0.67)	(0.59)	(0.44)

Net Asset Value, End of Period	$15.92	$15.70	$14.59	$13.15	$18.13

Total Return (%)	3.67	9.45	17.14	(24.87)	5.71

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.65	0.67	0.64	0.65
Ratio of net investment income to average net assets (%)	2.07	2.06	2.54	2.99	2.16
Portfolio turnover rate (%)	942	1,014	611	501	372
Net assets, end of period (in millions)	$35.40	$40.85	$44.44	$43.57	$71.83

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying instruments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, return of capital dividends, amortization and accretion of debt securities and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements:

The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. During the year ended December 31, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 164 days. The average amount of borrowings was $35,934,319 and the weighted average interest rate was 0.12%.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls,

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per Annum	Average Daily Net Assets
$5,961,373	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$11,899,285,015	$973,083,489	$11,848,398,062	$1,190,060,772

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	77,736,507	1,678,720
Options bought back	(862)	(481,135)
Options exercised	(324)	(231,643)
Options expired	(64,825,321)	(901,348)

Options outstanding December 31, 2011	12,910,000	$64,594

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	136,660,032	3,086,854
Options bought back	(4,210,000)	(64,045)
Options exercised	(36,170,000)	(1,111,480)
Options expired	(50,080,032)	(672,479)

Options outstanding December 31, 2011	46,200,000	$1,238,850

5.	DERIVATIVE INSTRUMENTS

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements:

The Portfolio may enter into swap contracts. Swap contracts are agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are typically calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and

MSF-33

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). The Portfolio may enter into swap transactions with counterparties that are approved by the Adviser or the relevant subadviser.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire notional amount of one designated currency in exchange for the other designated currency. Therefore, the entire notional amount of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issuer or sovereign issuer serve as some indication of the status of the payment/performance risk and

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities. Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps typically do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique was not used.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value	$165,188		Liabilities—Swap contracts at value	$(499,348)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions	771,791	*	Net Assets—Unrealized appreciation on investments and foreign currency transactions	(731,899)*
	Assets—Investments at value**	282,854
	Assets—Swap contracts at value	256,613		Liabilities—Swap contracts at value	(221,791)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	829,129		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(278,150)
	Assets—Investments at value**	1,454,663		Liabilities—Options written, at fair value	(1,230,830)

Total		$3,760,238			$(2,962,018)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
**	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

MSF-35

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(11,748,749)	$121,081	$(11,627,668)
Foreign Currency Transactions	—	—	(749,595)	(749,595)
Investments*	—	(322,299)	(1,183,945)	(1,506,244)
Options Written	—	277,604	1,218,332	1,495,936
Swap Contracts	(365,114)	(34,789)	—	(399,903)

Total	$(365,114)	$(11,828,233)	$(594,127)	$(12,787,474)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$257,993	$—	$257,993
Foreign Currency Transactions	—	—	551,752	551,752
Investments*	—	(508,085)	(227,966)	(736,051)
Options Written	—	—	72,613	72,613
Swap Contracts	(15,332)	34,822	—	19,490

Total	$(15,332)	$(215,270)	$396,399	$165,797

Derivative Description	Average Notional or Face Amount
Futures Contracts Short	$(157,757,508)
Futures Contracts Long	108,877,603
Forward Foreign Currency Transactions	32,709,378
Options Purchased	65,499,132
Options Written	(32,419,352)
Swap Contracts	41,451,654

*	Options purchased are part Net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$31,703,844	$25,364,500	$—	$—	$—	$—	$31,703,844	$25,364,500

MSF-36

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,632,252	$—	$39,776,257	$(160,254,800)	$—	$(91,846,291)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $160,254,800.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

MSF-37

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-38

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Diversified Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Diversified Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Diversified Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-39

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-40

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-41

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-42

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-43

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-44

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-45

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-46

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-47

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-48

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 2.35%, 2.05%, and 2.13%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 0.39%.

MARKET ENVIRONMENT/CONDITIONS

2011 was a frustrating year for most investors. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many (us included), when the European debt crisis became the most important driving force for global markets.

In addition to the debt crisis, the early part of 2011 was also negatively impacted by the social unrest in the Middle East/North Africa region that resulted in unexpected and damaging increases in oil prices. These events were quickly followed by a devastating earthquake, tsunami, and nuclear power crisis in Japan. In our view, these events were more significant than many realized and caused a significant disruption to global economic growth in the first half of 2011.

Against this already damaged backdrop came the intensification of the debt and credit issues in Europe that led to the near collapse of the European Monetary Union. As the crisis unfolded, it became increasingly clear that the real problem was that Europe could no longer rely on its monetary union, but instead required additional fiscal union. Further fiscal union, however, required austerity policies that ultimately exacerbated default risks by acting as a drag on economic growth. As the debt issues were intensifying, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat in Europe.

In the United States, economic growth weakened early in the year, although the data improved in each successive quarter. On the political front, strident partisan bickering reached new heights as brinksmanship became the norm. The lack of leadership, cooperation, and decisiveness ultimately served to damage corporate and consumer confidence.

In that environment, financial markets endured unprecedented volatility as correlations between and within asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. Bond markets generally outperformed stocks while U.S. equities, which finished the year flat, were a noticeable outperformer compared to emerging and European equities, which fell by double-digit percentages for the year.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio’s outperformance relative to its benchmark, the Russell 1000 Value Index, for the 12-month period was attributable to both stock selection and allocation decisions. At the sector level, top contributors to the Portfolio’s relative performance included an underweight stock selection in Financials, as well as overweights and stock selection in Healthcare and Consumer Discretionary.

In Financials, a significant underweight position was beneficial as macroeconomic and regulatory uncertainties continued to plague the sector. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, created numerous concerns for us and, thus, the Portfolio remained broadly on the sidelines. Within Healthcare, strength was notable in the providers & services industry, where a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations—a segment in which the Portfolio was overweight. More broadly, a substantial overweight in Healthcare aided relative performance as the market flocked to the safety of the defensive sector. Strong stock selection within Consumer Discretionary also helped overall returns. The media industry and select stocks within the specialty retail industry were the greatest contributors, as favorable advertising trends lifted media stocks like CBS Corp. and our overweights in Limited Brands, Inc. and Ross Stores drove returns in the retail space.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

On the negative side, the greatest detractors from relative performance included an underweight and stock selection in the Utilities sector, as well as allocation and stock selection decisions within Industrials. Within Utilities, the Portfolio’s overweight in gas utilities was additive but it was not enough to dampen the negative effect of underweighting the Utilities sector generally and regulated utilities specifically. The Portfolio was underweight in the traditional regulated utilities, as valuations were not compelling. The Portfolio’s overweight in airlines and underweight in the road & rail industry were the greatest detractors within Industrials.

At year-end, we continued to maintain a balance in the Portfolio between domestic cyclicals on the one hand and more dependable growth names on the other. The Portfolio’s largest sector overweights at year-end included Healthcare and Information Technology. The largest sector underweights were in Financials and Utilities. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

Bob Doll

Daniel Hanson

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	Since Inception[2]
BlackRock Large Cap Value Portfolio
Class A	2.35	-3.50	2.78
Class B	2.05	-3.75	4.61
Class E	2.13	-3.65	2.62
Russell 1000 Value Index	0.39	-2.64	3.97

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02, and 5/1/02, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Pfizer, Inc.	3.7
ConocoPhillips	2.3
UnitedHealth Group, Inc.	1.9
Bristol-Myers Squibb Co.	1.9
Amgen, Inc.	1.9
Chevron Corp.	1.9
Eli Lilly & Co.	1.5
Marathon Oil Corp.	1.4
WellPoint, Inc.	1.4
ACE, Ltd.	1.3

Top Sectors

% of Net Assets

Health Care	22.3
Financials	14.4
Information Technology	13.9
Industrials	11.0
Energy	10.4
Consumer Discretionary	9.2
Consumer Staples	8.3
Materials	6.2
Utilities	3.4
Telecommunications	0.8

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.65%	$1,000.00	$919.30	$3.14
	Hypothetical*	0.65%	$1,000.00	$1,021.89	$3.31

Class B(a)	Actual	0.90%	$1,000.00	$918.00	$4.35
	Hypothetical*	0.90%	$1,000.00	$1,020.62	$4.58

Class E(a)	Actual	0.80%	$1,000.00	$917.30	$3.87
	Hypothetical*	0.80%	$1,000.00	$1,021.13	$4.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—99.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.7%
General Dynamics Corp.	240,000	$15,938,400
L-3 Communications Holdings, Inc.	120,000	8,001,600
Lockheed Martin Corp.	160,000	12,944,000
Northrop Grumman Corp. (a)	270,000	15,789,600
Raytheon Co.	90,000	4,354,200

		57,027,800

Airlines—1.2%
Copa Holdings S.A.	30,000	1,760,100
Southwest Airlines Co.	1,460,000	12,497,600

		14,257,700

Beverages—1.6%
Coca-Cola Enterprises, Inc.	470,000	12,116,600
Constellation Brands, Inc. (b)	350,000	7,234,500

		19,351,100

Biotechnology—2.8%
Amgen, Inc.	350,000	22,473,500
Biogen Idec, Inc. (b)	100,000	11,005,000

		33,478,500

Chemicals—2.7%
CF Industries Holdings, Inc.	90,000	13,048,200
Cytec Industries, Inc.	50,000	2,232,500
LyondellBasell Industries NV	390,000	12,671,100
Rockwood Holdings, Inc. (b)	120,000	4,724,400

		32,676,200

Commercial Banks—1.2%
East West Bancorp, Inc.	140,000	2,765,000
Fulton Financial Corp. (a)	160,000	1,569,600
KeyCorp	1,260,000	9,689,400

		14,024,000

Commercial Services & Supplies—0.9%
Pitney Bowes, Inc. (a)	560,000	10,382,400

Communications Equipment—1.2%
Motorola Solutions, Inc. (b)	320,000	14,812,800

Computers & Peripherals—4.0%
Dell, Inc. (b)	890,000	13,020,700
Lexmark International, Inc. (Class A) (b)	360,000	11,905,200
Seagate Technology plc	650,000	10,660,000
Western Digital Corp. (b)	410,000	12,689,500

		48,275,400

Construction & Engineering—0.9%
Chicago Bridge & Iron Co., NV	280,000	10,584,000

Consumer Finance—2.4%
Capital One Financial Corp. (a)	350,000	14,801,500
Discover Financial Services	600,000	14,400,000

		29,201,500

Containers & Packaging—1.0%
Sealed Air Corp.	690,000	$11,874,900

Diversified Financial Services—1.7%
IntercontinentalExchange, Inc. (b)	60,000	7,233,000
JPMorgan Chase & Co.	20,000	665,000
The NASDAQ OMX Group, Inc. (b)	490,000	12,009,900

		19,907,900

Diversified Telecommunication Services—0.8%
AT&T, Inc.	300,000	9,072,000

Electronic Equipment, Instruments & Components—0.5%
Jabil Circuit, Inc.	180,000	3,538,800
Vishay Intertechnology, Inc. (a) (b)	220,000	1,977,800

		5,516,600

Energy Equipment & Services—0.9%
Nabors Industries, Ltd. (b)	640,000	11,097,600

Food & Staples Retailing—2.2%
Safeway, Inc. (a)	650,000	13,676,000
The Kroger Co.	550,000	13,321,000

		26,997,000

Food Products—1.2%
ConAgra Foods, Inc.	530,000	13,992,000

Health Care Equipment & Supplies—0.2%
Zimmer Holdings, Inc. (b)	50,000	2,671,000

Health Care Providers & Services—9.8%
Aetna, Inc.	350,000	14,766,500
AmerisourceBergen Corp.	290,000	10,785,100
Cardinal Health, Inc.	310,000	12,589,100
CIGNA Corp.	300,000	12,600,000
Coventry Health Care, Inc. (b)	400,000	12,148,000
Humana, Inc.	170,000	14,893,700
UnitedHealth Group, Inc.	460,000	23,312,800
WellPoint, Inc.	250,000	16,562,500

		117,657,700

Hotels, Restaurants & Leisure—0.6%
Wyndham Worldwide Corp.	190,000	7,187,700

Household Products—0.7%
The Procter & Gamble Co.	130,000	8,672,300

Independent Power Producers & Energy Traders—2.3%
Constellation Energy Group, Inc.	340,000	13,487,800
The AES Corp. (b)	1,190,000	14,089,600

		27,577,400

Industrial Conglomerates—2.2%
General Electric Co.	640,000	11,462,400
Tyco International, Ltd.	330,000	15,414,300

		26,876,700

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—9.2%
ACE, Ltd.	230,000	$16,127,600
Allied World Assurance Co. Holdings AG	30,000	1,887,900
American Financial Group, Inc.	350,000	12,911,500
Arch Capital Group, Ltd. (b)	280,000	10,424,400
Aspen Insurance Holdings, Ltd. (a)	50,000	1,325,000
Assurant, Inc.	330,000	13,549,800
Assured Guaranty, Ltd.	80,000	1,051,200
Axis Capital Holdings, Ltd.	160,000	5,113,600
Berkshire Hathaway, Inc. (Class B) (b)	20,000	1,526,000
HCC Insurance Holdings, Inc.	150,000	4,125,000
Protective Life Corp. (a)	190,000	4,286,400
Reinsurance Group of America, Inc.	60,000	3,135,000
Torchmark Corp.	310,000	13,450,900
Unum Group	620,000	13,063,400
W.R. Berkley Corp.	260,000	8,941,400

		110,919,100

Internet & Catalog Retail—1.0%
Expedia, Inc. (a)	230,000	6,674,600
TripAdvisor, Inc. (a) (b)	230,000	5,798,300

		12,472,900

IT Services—0.1%
Total System Services, Inc.	40,000	782,400

Machinery—1.1%
AGCO Corp. (b)	240,000	10,312,800
Oshkosh Corp. (a) (b)	140,000	2,993,200

		13,306,000

Media—3.7%
CBS Corp. (Class B)	560,000	15,198,400
DISH Network Corp. (b)	440,000	12,531,200
Gannett Co., Inc. (a)	880,000	11,765,600
Time Warner Cable, Inc.	80,000	5,085,600

		44,580,800

Multi-Utilities—1.1%
Ameren Corp.	390,000	12,920,700

Multiline Retail—0.8%
Macy’s, Inc.	290,000	9,332,200

Oil, Gas & Consumable Fuels—9.4%
Chevron Corp.	210,000	22,344,000
ConocoPhillips	380,000	27,690,600
HollyFrontier Corp. (a)	279,038	6,529,489
Marathon Oil Corp.	580,000	16,976,600
Murphy Oil Corp.	220,000	12,262,800
Tesoro Corp. (a) (b)	570,000	13,315,200
Valero Energy Corp.	680,000	14,314,000

		113,432,689

Paper & Forest Products—2.5%
Domtar Corp.	150,000	$11,994,000
International Paper Co.	480,000	14,208,000
MeadWestvaco Corp.	120,000	3,594,000

		29,796,000

Pharmaceuticals—9.6%
Abbott Laboratories	240,000	13,495,200
Bristol-Myers Squibb Co.	660,000	23,258,400
Eli Lilly & Co.	420,000	17,455,200
Forest Laboratories, Inc. (b)	450,000	13,617,000
Johnson & Johnson	50,000	3,279,000
Pfizer, Inc.	2,020,000	43,712,800

		114,817,600

Semiconductors & Semiconductor Equipment—4.8%
Applied Materials, Inc.	1,260,000	13,494,600
Fairchild Semiconductor International, Inc. (a) (b)	780,000	9,391,200
KLA-Tencor Corp. (a)	250,000	12,062,500
LSI Corp. (b)	1,440,000	8,568,000
Novellus Systems, Inc. (a) (b)	300,000	12,387,000
Teradyne, Inc. (a) (b)	110,000	1,499,300

		57,402,600

Software—3.3%
Activision Blizzard, Inc.	1,050,000	12,936,000
CA, Inc.	390,000	7,883,850
Microsoft Corp.	340,000	8,826,400
Symantec Corp. (b)	680,000	10,642,000

		40,288,250

Specialty Retail—3.1%
Foot Locker, Inc. (a)	290,000	6,913,600
GameStop Corp. (a) (b)	530,000	12,788,900
Limited Brands, Inc.	270,000	10,894,500
Williams-Sonoma, Inc.	170,000	6,545,000

		37,142,000

Tobacco—2.5%
Lorillard, Inc.	130,000	14,820,000
Philip Morris International, Inc.	200,000	15,696,000

		30,516,000

Total Common Stock (Identified Cost $1,103,004,050)		1,200,881,439

Short Term Investments—6.6%

Mutual Funds—6.5%
State Street Navigator Securities Lending Prime Portfolio (c)	77,960,732	77,960,732

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $1,262,001 on 01/03/12, collateralized by $1,245,000 U.S. Treasury Note at 1.750% due 01/31/14 with a value of $1,291,688	$1,262,000	$1,262,000

Total Short Term Investments (Identified Cost $79,222,732)		79,222,732

Total Investments—106.5% (Identified Cost $1,182,226,782) (d)		1,280,104,171
Liabilities in excess of other assets		(78,397,632)

Net Assets—100.0%		$1,201,706,539

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $75,482,347 and the collateral received consisted of cash in the amount of $77,960,732. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,193,837,158. The aggregate unrealized appreciation and depreciation of investments was $115,490,946 and $(29,223,933), respectively, resulting in net unrealized appreciation of $86,267,013 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,200,881,439	$—	$—	$1,200,881,439
Short Term Investments
Mutual Funds	77,960,732	—	—	77,960,732
Repurchase Agreement	—	1,262,000	—	1,262,000
Total Short Term Investments	77,960,732	1,262,000	—	79,222,732
Total Investments	$1,278,842,171	$1,262,000	$—	$1,280,104,171

*	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,280,104,171
Cash		749
Receivable for:
Fund shares sold		29,692
Interest and dividends		1,039,470
Foreign taxes		2,250

Total Assets		1,281,176,332
Liabilities
Payable for:
Fund shares redeemed	$736,736
Foreign taxes	1,688
Collateral for securities loaned	77,960,732
Accrued expenses:
Management fees	625,054
Distribution and service fees	50,713
Deferred directors’ fees	24,731
Other expenses	70,139

Total Liabilities		79,469,793

Net Assets		$1,201,706,539

Net assets consists of:
Paid in surplus		$896,250,399
Undistributed net investment income		20,537,295
Accumulated net realized gains		187,041,456
Unrealized appreciation on investments		97,877,389

Net Assets		$1,201,706,539

Net Assets
Class A		$941,414,658
Class B		212,589,336
Class E		47,702,545
Capital Shares (Authorized) Outstanding
Class A (170,000,000)		90,895,765
Class B (40,000,000)		20,644,190
Class E (15,000,000)		4,620,892
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.36
Class B		10.30
Class E		10.32

(a)	Identified cost of investments was $1,182,226,782.
(b)	Includes securities on loan with a value of $75,482,347.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$30,223,493
Interest (b)		358,914

		30,582,407
Expenses
Management fees	$9,389,512
Distribution and service fees—Class B	528,816
Distribution and service fees—Class E	77,969
Directors’ fees and expenses	50,558
Custodian and accounting	109,009
Audit and tax services	35,763
Legal	16,306
Shareholder reporting	103,119
Insurance	15,689
Miscellaneous	19,870

Total expenses	10,346,611
Less management fee waivers	(415,793)	9,930,818

Net Investment Income		20,651,589

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	255,674,994
Futures contracts	9,289,103	264,964,097

Net change in unrealized depreciation on:
Investments		(159,889,467)

Net realized and unrealized gain		105,074,630

Net Increase in Net Assets From Operations		$125,726,219

(a)	Net of foreign taxes of $286,013.
(b)	Includes net income on securities loaned of $358,353.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,651,589	$22,921,353
Net realized gain	264,964,097	137,971,261
Net change in unrealized appreciation (depreciation)	(159,889,467)	26,269,218

Increase in net assets from operations	125,726,219	187,161,832

From Distributions to Shareholders
Net investment income
Class A	(19,717,161)	(18,158,360)
Class B	(1,913,233)	(1,486,975)
Class E	(525,464)	(514,413)

Total distributions	(22,155,858)	(20,159,748)

Decrease in net assets from capital share transactions	(799,612,183)	(171,139,382)

Total decrease in net assets	(696,041,822)	(4,137,298)

Net Assets
Beginning of the period	1,897,748,361	1,901,885,659

End of the period	$1,201,706,539	$1,897,748,361

Undistributed Net Investment Income
End of the period	$20,537,295	$22,652,070

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	10,458,279	$112,047,294	31,887,649	$305,187,424
Reinvestments	1,760,461	19,717,161	1,792,533	18,158,360
Redemptions	(81,913,313)	(934,130,381)	(49,717,503)	(498,836,812)

Net decrease	(69,694,573)	$(802,365,926)	(16,037,321)	$(175,491,028)

Class B
Sales	3,618,080	$37,346,747	3,301,576	$30,824,957
Reinvestments	171,590	1,913,233	147,371	1,486,975
Redemptions	(2,873,095)	(30,030,300)	(2,115,044)	(19,931,115)

Net increase	916,575	$9,229,680	1,333,903	$12,380,817

Class E
Sales	727,707	$7,609,615	585,412	$5,418,657
Reinvestments	47,042	525,464	50,882	514,413
Redemptions	(1,393,649)	(14,611,016)	(1,484,317)	(13,962,241)

Net decrease	(618,900)	$(6,475,937)	(848,023)	$(8,029,171)

Decrease derived from capital share transactions		$(799,612,183)		$(171,139,382)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.23	$9.46	$8.66	$13.61	$13.81

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.13	0.14	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.10	0.74	0.80	(4.82)	0.33

Total from investment operations	0.25	0.87	0.94	(4.66)	0.48

Less Distributions
Distributions from net investment income	(0.12)	(0.10)	(0.14)	(0.10)	(0.14)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.19)	(0.54)

Total distributions	(0.12)	(0.10)	(0.14)	(0.29)	(0.68)

Net Asset Value, End of Period	$10.36	$10.23	$9.46	$8.66	$13.61

Total Return (%)	2.35	9.22	11.21	(34.90)	3.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.65	0.67	0.72	0.74
Net ratio of expenses to average net assets (%) (b)	0.63	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.41	1.34	1.61	1.42	1.10
Portfolio turnover rate (%)	107	135	113	85	66
Net assets, end of period (in millions)	$941.41	$1,643.45	$1,671.22	$345.23	$370.87

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.18	$9.42	$8.61	$13.55	$13.75

Income (Loss) From Investment Operations
Net investment income (a)	0.14	0.10	0.12	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.08	0.74	0.80	(4.81)	0.34

Total from investment operations	0.22	0.84	0.92	(4.68)	0.45

Less Distributions
Distributions from net investment income	(0.10)	(0.08)	(0.11)	(0.07)	(0.11)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.19)	(0.54)

Total distributions	(0.10)	(0.08)	(0.11)	(0.26)	(0.65)

Net Asset Value, End of Period	$10.30	$10.18	$9.42	$8.61	$13.55

Total Return (%)	2.05	8.92	11.05	(35.11)	3.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.92	0.97	0.99
Net ratio of expenses to average net assets (%) (b)	0.88	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.30	1.08	1.41	1.15	0.78
Portfolio turnover rate (%)	107	135	113	85	66
Net assets, end of period (in millions)	$212.59	$200.84	$173.22	$134.47	$164.38

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.20	$9.44	$8.63	$13.58	$13.77

Income (Loss) From Investment Operations
Net investment income (a)	0.14	0.11	0.13	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.09	0.74	0.80	(4.82)	0.35

Total from investment operations	0.23	0.85	0.93	(4.68)	0.47

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.12)	(0.08)	(0.12)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.19)	(0.54)

Total distributions	(0.11)	(0.09)	(0.12)	(0.27)	(0.66)

Net Asset Value, End of Period	$10.32	$10.20	$9.44	$8.63	$13.58

Total Return (%)	2.13	9.00	11.18	(35.04)	3.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.82	0.87	0.89
Net ratio of expenses to average net assets (%) (b)	0.78	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.37	1.18	1.55	1.20	0.87
Portfolio turnover rate (%)	107	135	113	85	66
Net assets, end of period (in millions)	$47.70	$53.46	$57.45	$60.23	$111.40

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$9,389,512	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1.0 billion

Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,555,409,717	$0	$2,340,141,684

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $210,286,628 and resulted in a realized gain of $34,225,517. The Portfolio also engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $4,373,990 in purchases of investments which is included above.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25 through April 28, 2011, the Portfolio bought and sold $669,077,366 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contacts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $9,289,103 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$22,155,858	$20,159,748	$—	$—	$—	$—	$22,155,858	$20,159,748

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$49,400,289	$169,813,569	$86,267,013	$—	$—	$305,480,871

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned -8.95%, -9.15%, and -9.06%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 2.64%.

MARKET ENVIRONMENT/CONDITIONS

The optimism that characterized the U.S. equity market at the beginning of 2011 quickly gave way to nervousness and fear, as a number of major global events combined to reduce expectations for overall economic growth and sent investors to seek safety. Revolutions in Egypt and Libya and a massive earthquake/tsunami that devastated Japan and brought the country to the brink of nuclear meltdown generated risk aversion. Later in the year, the sovereign debt crisis in Europe, the S&P downgrade of U.S. Treasuries, and the unproductive budget debate in the U.S. dominated headlines and kept equity investors on edge. China continued to be another major topic in 2011, with its falling growth rate and monetary policy tightening having global implications.

In the U.S., these concerns were somewhat offset by double-digit earnings growth, attractive valuations, and the improvement of U.S. economic data in the fourth quarter. These forces enabled the U.S. market (and the Portfolio’s benchmark index) to rally back into positive territory for the year and ultimately outperform most other countries. Given the defensive mindset of investors during the year, the most stable dividend-paying companies drove market strength, with the Consumer Staples sector delivering the best performance within the Russell 1000 Growth Index. The Healthcare and Consumer Discretionary sectors also performed relatively well in this environment, while the Materials and Industrials sectors delivered disappointing performance. As a result, the Russell 1000 Growth Index posted a 2.64% return for the year and outperformed the 0.39% return of the Russell 1000 Value Index.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period. In 2011, stock prices became volatile and highly correlated as investor sentiment shifted in response to a series of major global economic and political events. Against this backdrop, the Portfolio’s emphasis on company fundamentals and its bias toward opportunistic stocks of higher-growth companies were not rewarded. Security selection was broadly negative and underperformance was seen across sectors, but most especially in the Information Technology (IT), Energy, Healthcare, and Industrials sectors.

The most significant underperformance came from the IT sector, where an underweight in IBM Corp. and stock selection in the semiconductors and semiconductor equipment industry detracted from relative return comparisons. Stock selection in the Energy sector also negatively impacted the Portfolio, with an investment in coal-miner Alpha Natural Resources, Inc. and an underweight in Exxon Mobil Corp. hurting relative performance. Weakness in Healthcare was largely attributable to biotechnology firm Dendreon Corp., which released surprisingly disappointing sales results and lowered revenue expectations for its new prostate cancer drug. In Industrials, the Portfolio’s airline holdings were negatively impacted by concerns over economic growth and a spike in crude oil prices stemming from unrest in the Middle East and North Africa.

On the positive side, the Portfolio benefited from an underweight in the cyclically sensitive Materials sector, which was the worst-performing sector in the benchmark index. In addition, several of the Portfolio’s top holdings delivered strong performance. The Portfolio’s largest positions in the IT sector, Apple, Inc. and QUALCOMM, Inc., each delivered double-digit returns during the year on continued strength from the smartphone market. In addition, the Portfolio’s largest holding in the Industrials sector, The Boeing Co., outperformed the benchmark, with particular strength in the fourth quarter following delivery of its long-awaited 787 Dreamliner and in light of momentum in new large plane orders.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

While overall sector positioning did not change dramatically during the year, we did make a number of sector allocation changes as a result of our bottom-up stock selection. Specifically, we increased the Portfolio’s weightings in the Consumer Staples and Energy sectors, while reducing allocations to the Industrials, Consumer Discretionary, and IT sectors, the three sectors that were the largest absolute and relative weights to begin the year. At the end of 2011, the Portfolio held its largest overweights relative to the Russell 1000 Growth Index in the IT and Telecommunication Services sectors, while holding notable underweights in the Materials and Consumer Staples sectors.

Conflicting forces continued to create a challenging and volatile U.S. equity investing environment. While U.S. economic data has shown some improvement towards the end of 2011, continued debt worries and a likely recession in Europe have also captured large-cap growth investors’ attention, as these companies derive a large percentage of sales from outside the United States. At year-end, we remained focused on bottom-up stock selection and continued to implement a “barbell” approach in the Portfolio—emphasizing both higher-quality stable growth companies with long term earnings predictability on one end, and more opportunistic companies with high and accelerating growth prospects on the other end. As a result of increasing earnings and relatively flat market performance in 2011, we continued to see attractive valuations throughout our universe, across all sectors and both types of holdings.

Jeffrey Lindsey

Edward Dowd

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Legacy Large Cap Growth Portfolio
Class A	-8.95	2.38	2.11	—
Class B	-9.15	2.12	—	5.70
Class E	-9.06	2.23	1.95	—
Russell 1000 Growth Index	2.64	2.50	2.60	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	7.4
The Boeing Co.	4.2
QUALCOMM, Inc.	3.7
The Procter & Gamble Co.	3.5
Google, Inc. (Class A)	3.3
The Coca-Cola Co.	2.9
Danaher Corp.	2.6
Exxon Mobil Corp.	2.6
Amazon.com, Inc.	2.3
Anadarko Petroleum Corp.	1.9

Top Sectors

% of Net Assets
Information Technology	31.8
Consumer Discretionary	15.5
Industrials	11.9
Consumer Staples	10.7
Energy	10.4
Health Care	10.1
Telecommunications	2.9
Materials	2.8
Financials	2.7
Cash & Equivalents	1.2

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.72%	$1,000.00	$890.40	$3.43
	Hypothetical*	0.72%	$1,000.00	$1,021.53	$3.67

Class B(a)	Actual	0.97%	$1,000.00	$889.30	$4.62
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.94

Class E(a)	Actual	0.87%	$1,000.00	$889.90	$4.14
	Hypothetical*	0.87%	$1,000.00	$1,020.77	$4.43

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—98.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.9%
Precision Castparts Corp.	124,100	$20,450,439
The Boeing Co.	873,500	64,071,225
United Technologies Corp.	265,500	19,405,395

		103,927,059

Auto Components—1.3%
BorgWarner, Inc. (a) (b)	99,600	6,348,504
Johnson Controls, Inc.	434,600	13,585,596

		19,934,100

Automobiles—0.7%
Tesla Motors, Inc. (a) (b)	367,100	10,484,376

Beverages—4.2%
PepsiCo., Inc.	307,700	20,415,895
The Coca-Cola Co.	621,697	43,500,139

		63,916,034

Biotechnology—1.4%
Biogen Idec, Inc. (b)	196,300	21,602,815

Capital Markets—1.6%
Jefferies Group, Inc. (a)	881,300	12,117,875
Morgan Stanley	752,600	11,386,838

		23,504,713

Chemicals—2.2%
Celanese Corp. (Series A)	357,100	15,808,817
Monsanto Co.	195,600	13,705,692
Potash Corp. of Saskatchewan, Inc.	73,900	3,050,592

		32,565,101

Commercial Banks—1.2%
Wells Fargo & Co.	640,900	17,663,204

Communications Equipment—4.6%
Cisco Systems, Inc.	736,900	13,323,152
QUALCOMM, Inc.	1,025,800	56,111,260

		69,434,412

Computers & Peripherals—8.2%
Apple, Inc. (b)	277,517	112,394,385
SanDisk Corp. (b)	231,700	11,401,957

		123,796,342

Diversified Consumer Services—1.8%
Apollo Group, Inc. (Class A) (b)	513,500	27,662,245

Diversified Telecommunication Services—1.9%
Verizon Communications, Inc.	694,100	27,847,292

Energy Equipment & Services—3.7%
Halliburton Co.	340,900	11,764,459
National Oilwell Varco, Inc.	237,300	16,134,027

Energy Equipment & Services—(Continued)
Schlumberger, Ltd.	405,293	$27,685,565

		55,584,051

Food & Staples Retailing—2.8%
Wal-Mart Stores, Inc.	448,900	26,826,264
Whole Foods Market, Inc.	218,200	15,182,356

		42,008,620

Food Products—0.2%
Green Mountain Coffee Roasters, Inc. (a) (b)	69,000	3,094,650

Health Care Equipment & Supplies—0.5%
Stryker Corp.	156,000	7,754,760

Health Care Providers & Services—2.2%
AmerisourceBergen Corp.	586,700	21,819,373
Cardinal Health, Inc.	290,000	11,776,900

		33,596,273

Health Care Technology—1.6%
Cerner Corp. (b)	403,400	24,708,250

Hotels, Restaurants & Leisure—3.3%
Chipotle Mexican Grill, Inc. (b)	27,500	9,287,850
Las Vegas Sands Corp. (b)	468,580	20,022,423
Starbucks Corp.	447,800	20,603,278

		49,913,551

Household Durables—1.2%
Stanley Black & Decker, Inc.	260,800	17,630,080

Household Products—3.5%
The Procter & Gamble Co.	784,500	52,333,995

Internet & Catalog Retail—2.3%
Amazon.com, Inc. (b)	200,378	34,685,432

Internet Software & Services—5.2%
eBay, Inc. (b)	555,200	16,839,216
Google, Inc. (Class A) (b)	77,355	49,963,594
Rackspace Hosting, Inc. (b)	283,600	12,197,636

		79,000,446

IT Services—3.6%
Accenture plc	244,100	12,993,443
International Business Machines Corp.	69,600	12,798,048
VeriFone Systems, Inc. (a) (b)	365,000	12,964,800
Visa, Inc. (Class A)	152,700	15,503,631

		54,259,922

Machinery—4.4%
Danaher Corp.	841,500	39,584,160
Eaton Corp.	449,100	19,549,323
Terex Corp. (a)	557,000	7,525,070

		66,658,553

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Media—1.1%
Comcast Corp. (Class A)	714,200	$16,933,682

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc.	259,350	9,541,487

Oil, Gas & Consumable Fuels—6.7%
Alpha Natural Resources, Inc. (b)	429,990	8,784,696
Anadarko Petroleum Corp.	375,500	28,661,915
Exxon Mobil Corp.	461,800	39,142,168
Range Resources Corp.	404,800	25,073,312

		101,662,091

Pharmaceuticals—4.3%
Allergan, Inc.	198,900	17,451,486
Johnson & Johnson	306,000	20,067,480
Pfizer, Inc.	887,500	19,205,500
Valeant Pharmaceuticals International, Inc. (b)	179,800	8,394,862

		65,119,328

Professional Services—0.6%
ManpowerGroup	245,500	8,776,625

Semiconductors & Semiconductor Equipment—3.9%
Avago Technologies, Ltd.	238,100	6,871,566
Broadcom Corp.	402,831	11,827,118
Marvell Technology Group, Ltd. (b)	992,700	13,748,895
NXP Semiconductor NV (a) (b)	491,600	7,555,892
Texas Instruments, Inc.	251,400	7,318,254
Xilinx, Inc.	370,600	11,881,436

		59,203,161

Software—6.3%
Check Point Software Technologies, Ltd. (a) (b)	408,320	21,453,133
Microsoft Corp.	572,400	14,859,504
Oracle Corp.	386,683	9,918,419
Red Hat, Inc. (b)	463,400	19,133,786
Salesforce.com, Inc. (a) (b)	193,458	19,628,249
VMware, Inc. (b)	112,065	9,322,687

		94,315,778

Specialty Retail—2.7%
Home Depot, Inc.	607,800	25,551,912
Tiffany & Co. (a)	229,400	15,200,044

		40,751,956

Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc.	229,950	14,036,148
Michael Kors Holdings, Ltd. (b)	86,200	2,348,950

		16,385,098

Wireless Telecommunication Services—1.0%
American Tower Corp.	196,300	$11,779,963
NII Holdings, Inc. (b)	170,600	3,633,780

		15,413,743

Total Common Stock (Identified Cost $1,483,622,739)		1,491,669,225

Short Term Investments—6.1%

Mutual Funds—4.8%
State Street Navigator Securities Lending Prime Portfolio (c)	73,000,531	73,000,531

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $18,669,021 on 01/03/12, collateralized by $18,690,000 U.S. Treasury Note at 1.000% due 01/15/14 with a value of $19,045,446	$18,669,000	18,669,000

Total Short Term Investments (Identified Cost $91,669,531)		91,669,531

Total Investments—104.9% (Identified Cost $1,575,292,270) (d)		1,583,338,756
Liabilities in excess of other assets		(73,435,299)

Net Assets—100.0%		$1,509,903,457

(a)	All or a portion of the security was on loan. As of December 30, 2011, the market value of securities loaned was $71,548,612 and the collateral received consisted of cash in the amount of $73,000,531 and non-cash collateral with a value of $313,578. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,580,381,276. The aggregate unrealized appreciation and depreciation of investments was $94,344,376 and $(91,386,896), respectively, resulting in net unrealized appreciation of $2,957,480 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,491,669,225	$—	$—	$1,491,669,225
Short Term Investments
Mutual Funds	73,000,531	—	—	73,000,531
Repurchase Agreement	—	18,669,000	—	18,669,000
Total Short Term Investments	73,000,531	18,669,000	—	91,669,531
Total Investments	$1,564,669,756	$18,669,000	$—	$1,583,338,756

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,583,338,756
Cash		788
Receivable for:
Securities sold		6,446,848
Fund shares sold		416,745
Interest and dividends		836,894
Foreign taxes		3,036

Total Assets		1,591,043,067
Liabilities
Payable for:
Securities purchased	$6,089,906
Fund shares redeemed	863,752
Collateral for securities loaned	73,000,531
Accrued expenses:
Management fees	888,470
Distribution and service fees	37,940
Deferred directors’ fees	38,779
Other expenses	220,232

Total Liabilities		81,139,610

Net Assets		$1,509,903,457

Net assets consists of:
Paid in surplus		$1,801,698,367
Undistributed net investment income		4,574,415
Accumulated net realized losses		(304,415,811)
Unrealized appreciation on investments		8,046,486

Net Assets		$1,509,903,457

Net Assets
Class A		$1,314,549,426
Class B		153,727,549
Class E		41,626,482
Capital Shares (Authorized) Outstanding
Class A (75,000,000)		52,676,496
Class B (10,000,000)		6,270,738
Class E (5,000,000)		1,683,024
Net Asset Value, Offering and Redemption Price Per Share
Class A		$24.96
Class B		24.52
Class E		24.73

(a)	Identified cost of investments was $1,575,292,270.
(b)	Includes securities on loan with a value of $71,548,612.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$14,601,747
Interest (b)		319,806

		14,921,553
Expenses
Management fees	$9,544,381
Distribution and service fees—Class B	401,800
Distribution and service fees—Class E	72,666
Directors’ fees and expenses	49,473
Custodian and accounting	103,918
Audit and tax services	35,763
Legal	17,700
Shareholder reporting	137,481
Insurance	11,470
Miscellaneous	16,022

Total expenses	10,390,674
Less broker commission recapture	(208,626)
Less management fee waivers	(164,302)	10,017,746

Net Investment Income		4,903,807

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,073,128)
Futures contracts	3,820	(3,069,308)

Net change in unrealized depreciation on:
Investments		(206,619,992)

Net realized and unrealized loss		(209,689,300)

Net Decrease in Net Assets From Operations		$(204,785,493)

(a)	Net of foreign taxes of $1,414.
(b)	Includes net income on securities loaned of $318,051.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,903,807	$1,375,171
Net realized gain (loss)	(3,069,308)	65,142,524
Net change in unrealized appreciation (depreciation)	(206,619,992)	73,963,330

Increase (decrease) in net assets from operations	(204,785,493)	140,481,025

From Distributions to Shareholders
Net investment income
Class A	(1,156,892)	(1,429,773)
Class B	0	(35,058)
Class E	(30,253)	(52,095)

Total distributions	(1,187,145)	(1,516,926)

Increase (decrease) in net assets from capital share transactions	868,902,532	(85,910,451)

Total increase in net assets	662,929,894	53,053,648

Net Assets
Beginning of the period	846,973,563	793,919,915

End of the period	$1,509,903,457	$846,973,563

Undistributed Net Investment Income
End of the period	$4,574,415	$1,142,515

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	35,442,176	$1,022,256,981	1,369,870	$32,384,867
Reinvestments	40,366	1,156,892	58,263	1,429,773
Redemptions	(6,472,962)	(172,815,274)	(5,335,721)	(125,732,313)

Net increase (decrease)	29,009,580	$850,598,599	(3,907,588)	$(91,917,673)

Class B
Sales	1,966,911	$52,753,503	1,479,587	$35,180,941
Reinvestments	0	0	1,451	35,058
Redemptions	(1,084,132)	(28,554,503)	(1,047,180)	(23,699,200)

Net increase	882,779	$24,199,000	433,858	$11,516,799

Class E
Sales	318,898	$8,475,116	242,763	$5,796,948
Reinvestments	1,064	30,253	2,139	52,095
Redemptions	(544,084)	(14,400,436)	(480,820)	(11,358,620)

Net decrease	(224,122)	$(5,895,067)	(235,918)	$(5,509,577)

Increase (decrease) derived from capital share transactions		$868,902,532		$(85,910,451)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$27.45	$22.96	$16.91	$26.74	$22.57

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.05	0.08	0.10	0.09
Net realized and unrealized gain (loss) on investments	(2.55)	4.49	6.10	(9.83)	4.13

Total from investment operations	(2.44)	4.54	6.18	(9.73)	4.22

Less Distributions
Distributions from net investment income	(0.05)	(0.05)	(0.13)	(0.10)	(0.05)

Total distributions	(0.05)	(0.05)	(0.13)	(0.10)	(0.05)

Net Asset Value, End of Period	$24.96	$27.45	$22.96	$16.91	$26.74

Total Return (%)	(8.95)	19.82	36.79	(36.51)	18.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.77	0.83	0.78	0.79
Net ratio of expenses to average net assets (%) (b)	0.72	0.75	0.82	N/A	N/A
Ratio of net investment income to average net assets (%)	0.41	0.23	0.42	0.44	0.37
Portfolio turnover rate (%)	83	72	84	74	99
Net assets, end of period (in millions)	$1,314.55	$649.68	$633.21	$209.25	$390.69

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.99	$22.59	$16.61	$26.28	$22.19

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.03	(0.01)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on investments	(2.50)	4.42	6.01	(9.68)	4.06

Total from investment operations	(2.47)	4.41	6.04	(9.63)	4.09

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.06)	(0.04)	0.00

Total distributions	0.00	(0.01)	(0.06)	(0.04)	0.00

Net Asset Value, End of Period	$24.52	$26.99	$22.59	$16.61	$26.28

Total Return (%)	(9.15)	19.47	36.50	(36.69)	18.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	1.02	1.08	1.03	1.04
Net ratio of expenses to average net assets (%) (b)	0.97	1.00	1.07	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.12	(0.03)	0.18	0.22	0.12
Portfolio turnover rate (%)	83	72	84	74	99
Net assets, end of period (in millions)	$153.73	$145.40	$111.90	$63.61	$71.84

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$27.21	$22.77	$16.75	$26.50	$22.37

Income (Loss) From Investment Operations
Net investment income (a)	0.06	0.02	0.05	0.07	0.05
Net realized and unrealized gain (loss) on investments	(2.52)	4.45	6.06	(9.75)	4.10

Total from investment operations	(2.46)	4.47	6.11	(9.68)	4.15

Less Distributions
Distributions from net investment income	(0.02)	(0.03)	(0.09)	(0.07)	(0.02)

Total distributions	(0.02)	(0.03)	(0.09)	(0.07)	(0.02)

Net Asset Value, End of Period	$24.73	$27.21	$22.77	$16.75	$26.50

Total Return (%)	(9.06)	19.62	36.62	(36.63)	18.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.92	0.98	0.93	0.94
Net ratio of expenses to average net assets (%) (b)	0.87	0.90	0.97	N/A	N/A
Ratio of net investment income to average net assets (%)	0.21	0.07	0.28	0.30	0.22
Portfolio turnover rate (%)	83	72	84	74	99
Net assets, end of period (in millions)	$41.63	$51.90	$48.80	$30.60	$50.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker capture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$9,544,381	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	Over $	300 million and less than $1 billion

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,996,210,753	$0	$1,136,341,357

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $456,865,065.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 2, 2011, the Portfolio bought and sold $435,361,988 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $3,820 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$1,187,145	$1,516,926	$—	$—	$—	$—	$1,187,145	$1,516,926

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,613,194	$—	$2,957,480	$(298,963,655)	$(363,150)	$(291,756,131)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $363,150 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/15	Expiring 12/31/16	Expiring 12/31/17	Total
$96,840,232	$155,558,760	$46,564,663	$298,963,655

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Legacy Large Cap Growth Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Legacy Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Legacy Large Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, 0.00%; respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index1, returned 0.10%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the target range for the federal funds rate at 0.00% to 0.25% during 2011. At its August meeting, the FOMC altered its language regarding the federal funds rate and stated that “economic conditions are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” Additionally, minutes from the December 13 meeting revealed that the FOMC will soon begin publishing its forecast for the federal funds rate. The forecasts will be accompanied by text that will “describe the key factors underlying those assessments as well as qualitative information regarding participants’ expectations for the Federal Reserve’s balance sheet.”

In November, the Federal Reserve, the European Central Bank (ECB), and the central banks of Canada, Switzerland, Japan, and the U.K. acted in a coordinated effort to make it less expensive for banks around the world to borrow U.S. dollars by jointly agreeing to reduce the interest rate on loans from dollar liquidity swap lines by 50 basis points (0.50%). The stated purpose of this action was “to ease strains in financial markets and thereby mitigate the effects of such strains on the supply of credit to households and businesses and help foster economic activity.”

In December, the ECB loaned Eurozone banks €489 billion when it conducted its first ever 3-year Long Term Refinancing Operation. Participation was much larger than expected, as the allotment was taken up by 523 banks. The rate on the 3-year loans will be an average of the ECB policy rate over the three-year term, which is currently at 1%. Additionally, the participating banks have the option of repaying the loans after one year. Another 3-year tender is scheduled for February 29, 2012.

London Interbank Offered Rate (LIBOR) settings reset higher by as much as 35 basis points (bps) during the year, given ongoing concerns about European sovereign debt risk. Overall, the slope of the LIBOR curve, as measured from one month to one year, steepened to 83 bps at the end of December 2011 from 52 bps at the beginning of the year.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio continued to maintain a laddered portfolio structure during the year. Available assets were primarily deployed in commercial paper and certificates of deposit due in approximately 30 to 180 days. Given periodic market volatility, the Portfolio continued to add U.S. Treasury securities and agency discount notes across various tenors to augment the quality, liquidity, and diversity of the Portfolio. Variable rate bank and U.S. government agency obligations based on either the federal funds rate or the 1-month or 3-month LIBOR indices were also added.

The average weighted maturity of the Portfolio stood at 42 days on December 31, 2011.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.25%	$1,000.00	$1,000.00	$1.26
	Hypothetical*	0.25%	$1,000.00	$1,023.93	$1.28

Class B(a)	Actual	0.25%	$1,000.00	$1,000.00	$1.26
	Hypothetical*	0.25%	$1,000.00	$1,023.93	$1.28

Class E(a)	Actual	0.25%	$1,000.00	$1,000.00	$1.26
	Hypothetical*	0.25%	$1,000.00	$1,023.93	$1.28

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution & service fee waivers as described in Note 3 to the Financial Statements.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2011

Commercial Paper (a)—54.9% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—20.3%
Aspen Funding Corp.
0.223%, 01/03/12	$20,000,000	$19,999,756
Fairway Finance Co., LLC
0.323%, 06/11/12 (b)	15,000,000	15,000,000
Grampian Funding, Ltd.
0.314%, 01/09/12	15,000,000	14,998,967
Nieuw Amsterdam Receivables Corp.
0.365%, 01/11/12	25,000,000	24,997,500
Regency Markets No. 1, LLC
0.253%, 01/25/12	30,000,000	29,995,000
Salisbury Receivables Co., LLC
0.304%, 02/24/12	21,900,000	21,890,145
Thames Asset Global Securitization
0.071%, 01/03/12	24,002,000	24,001,907
0.324%, 01/12/12	51,650,000	51,644,950
Thunder Bay Funding, LLC
0.142%, 01/25/12	15,000,000	14,998,600
Variable Funding Capital Co., LLC
0.142%, 01/17/12	25,300,000	25,298,426
0.253%, 01/17/12	10,000,000	9,998,889
0.142%, 01/31/12	15,000,000	14,998,250
0.223%, 02/09/12	8,944,000	8,941,868
0.213%, 02/27/12	10,000,000	9,996,675
Victory Receivables Corp.
0.375%, 01/10/12	15,000,000	14,998,612
0.375%, 01/24/12	15,000,000	14,996,454
0.253%, 03/15/12	43,397,000	43,374,698
Windmill Funding Corp.
0.304%, 01/18/12	35,000,000	34,995,042

		395,125,739

Asset Backed - Other—6.9%
Argento Variable Funding Co., LLC
0.324%, 01/23/12	25,000,000	24,995,113
Cancara Asset Securitization, LLC
0.314%, 01/13/12	40,000,000	39,995,867
0.319%, 01/24/12	10,000,000	9,997,987
Kells Funding, LLC
0.482%, 02/10/12 (b)	17,000,000	17,000,000
Solitaire Funding, Ltd.
0.385%, 01/04/12	25,000,000	24,999,208
0.385%, 01/13/12	12,000,000	11,998,480
0.385%, 01/17/12	5,440,000	5,439,081

		134,425,736

Capital Markets—4.7%
Credit Suisse Group AG
0.395%, 01/05/12	10,000,000	9,999,567
0.355%, 01/09/12	10,000,000	9,999,222
0.477%, 02/21/12	10,000,000	9,993,342
State Street Bank & Trust Co.
0.223%, 03/05/12	20,000,000	19,992,178
UBS AG
0.203%, 01/24/12	25,000,000	24,996,805
0.203%, 02/13/12	17,000,000	16,990,253

		91,971,367

Commercial Banks—8.3%
Australia & New Zealand Banking, Ltd.
0.284%, 01/05/12	$30,000,000	$29,999,067
Commonwealth Bank of Australia
0.345%, 02/15/12	20,000,000	19,991,500
RBS Holdings USA, Inc.
0.253%, 01/06/12	50,000,000	49,998,264
Sumitomo Trust & Banking Co.
0.142%, 01/06/12	20,000,000	19,999,611
Westpac Banking Corp.
0.355%, 01/06/12 (b)	20,000,000	20,000,000
0.324%, 01/13/12 (b)	21,500,000	21,500,000

		161,488,442

Diversified Financial Services—12.6%
Barclays U.S. Funding, LLC
0.091%, 01/03/12	35,000,000	34,999,825
0.081%, 01/05/12	40,000,000	39,999,644
Deutsche Bank Financial, LLC
0.446%, 01/10/12	45,000,000	44,995,050
ING U.S. Funding, LLC
0.213%, 01/05/12	10,000,000	9,999,767
JPMorgan Chase & Co.
0.317%, 03/16/12 (b)	11,000,000	11,000,000
Lloyds TSB Bank plc
0.355%, 01/03/12	15,000,000	14,999,708
Mizuho Funding, LLC
0.304%, 01/20/12	24,400,000	24,396,137
0.203%, 01/27/12	20,000,000	19,997,111
National Australia Funding Group
0.304%, 01/17/12	15,000,000	14,998,000
Westpac Securities NZ, Ltd.
0.385%, 01/17/12	30,000,000	29,994,933

		245,380,175

Yankee—2.1%
DnB NOR Bank ASA
0.051%, 01/05/12	40,000,000	39,999,778

Total Commercial Paper (Identified Cost $1,068,391,237)		1,068,391,237

Certificate of Deposit—24.5%

Capital Markets—0.8%
Credit Suisse Group AG 0.400%, 01/26/12	15,000,000	15,000,000

Commercial Banks—17.8%
Bank of Montreal
0.070%, 01/05/12	5,000,000	5,000,000
0.250%, 01/10/12	15,000,000	15,000,000
0.373%, 01/25/12 (b)	15,000,000	15,000,000
0.230%, 03/01/12	20,000,000	20,000,000

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2011

Certificate of Deposit—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Bank of Nova Scotia
0.310%, 01/31/12	$5,000,000	$5,000,000
0.280%, 02/21/12	20,000,000	20,000,000
JPMorgan Chase Bank N.A.
0.434%, 01/18/13 (b)	21,190,000	21,190,000
Mizuho Corporate Bank, Ltd.
0.140%, 01/05/12	15,000,000	15,000,000
Rabobank Nederland NV
0.240%, 01/17/12	25,000,000	25,000,000
0.430%, 03/01/12	31,500,000	31,500,000
RBC Royal Bank
0.523%, 02/29/12 (b)	19,000,000	19,000,000
0.401%, 07/09/12 (b)	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.
0.180%, 01/06/12	20,000,000	20,000,000
0.350%, 01/12/12	20,000,000	20,000,000
0.400%, 02/09/12	25,000,000	25,000,000
Sumitomo Trust & Banking Co.
0.230%, 01/06/12	50,000,000	50,000,000
Svenska Handelsbanken
0.510%, 03/29/12	7,495,000	7,495,092
TD Bank Financial Group
0.370%, 04/17/12	27,000,000	27,000,000

		346,185,092

Diversified Financial Services—1.0%
Lloyds TSB Bank plc 0.702%, 02/14/12 (b)	20,530,000	20,530,000

Yankee—4.9%
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.410%, 02/07/12	15,000,000	15,000,000
National Australia Bank, Ltd.
0.366%, 02/10/12 (b)	6,000,000	6,000,000
0.490%, 06/18/12	9,300,000	9,300,000
Nordea Bank Finland plc
0.420%, 02/13/12	10,000,000	10,000,000
Norinchukin Bank
0.180%, 01/03/12	20,000,000	20,000,000
0.180%, 01/04/12	35,000,000	35,000,000

		95,300,000

Total Certificate of Deposit (Identified Cost $477,015,092)		477,015,092

U.S. Treasury & Government Agencies—20.7%
Security Description	Par Amount	Value*

Federal Agencies—12.1%
Federal Home Loan Bank
0.162%, 06/18/12 (a)	$15,000,000	$14,998,435
Federal Home Loan Mortgage Corp.
0.242%, 02/16/12 (b)	15,000,000	14,999,238
0.241%, 04/03/12 (b)	20,000,000	19,997,932
0.132%, 08/14/12 (a)	15,000,000	14,987,758
0.211%, 11/02/12 (b)	15,000,000	14,992,384
0.240%, 01/24/13 (b)	10,500,000	10,495,492
0.300%, 09/03/13 (b)	15,000,000	14,994,934
0.216%, 09/13/13 (b)	74,300,000	74,223,373
Federal National Mortgage Association
0.227%, 05/18/12 (a)	10,000,000	10,176,236
0.283%, 07/26/12 (b)	20,000,000	19,997,734
0.311%, 08/23/12 (b)	15,000,000	14,997,069
0.314%, 12/20/12 (b)	10,000,000	9,998,037

		234,858,622

U.S. Treasury—8.6%
U.S. Treasury Notes
0.875%, 02/29/12	20,000,000	20,026,738
4.625%, 02/29/12	15,000,000	15,108,232
4.750%, 05/31/12	30,000,000	30,575,296
0.375%, 08/31/12	30,000,000	30,046,836
4.125%, 08/31/12	50,000,000	51,320,341
4.250%, 09/30/12	20,000,000	20,617,352

		167,694,795

Total U.S. Treasury & Government Agencies (Identified Cost $402,553,417)		402,553,417

Total Investments—100.1% (Identified Cost $1,947,959,746) (c)		1,947,959,746
Liabilities in excess of other assets		(1,687,057)

Net Assets—100.0%		$1,946,272,689

(a)	Rate shown reflects discount rate at the time of purchase unless otherwise noted.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(c)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,947,959,746.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Commercial Paper*	$—	$1,068,391,237	$—	$1,068,391,237
Total Certificate of Deposit*	—	477,015,092	—	477,015,092
Total U.S. Treasury & Government Agencies*	—	402,553,417	—	402,553,417
Total Investments	$—	$1,947,959,746	$—	$1,947,959,746

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at amortized cost		$1,947,959,746
Cash		5,167
Receivable for:
Fund shares sold		3,109,458
Interest		1,718,617

Total Assets		1,952,792,988
Liabilities
Payable for:
Fund shares redeemed	$6,054,538
Accrued expenses:
Management fees	349,153
Deferred directors’ fees	37,845
Other expenses	78,763

Total Liabilities		6,520,299

Net Assets		$1,946,272,689

Net assets consists of:
Paid in surplus		$1,946,307,292
Undistributed net investment loss		(37,845)
Accumulated net realized gains		3,242

Net Assets		$1,946,272,689

Net Assets
Class A		$707,840,758
Class B		864,703,765
Class E		373,728,166
Capital Shares (Authorized) Outstanding
Class A (21,500,000)		7,078,375
Class B (17,500,000)		8,647,076
Class E (10,000,000)		3,737,282
Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest		$5,089,503

Expenses
Management fees	$6,313,870
Distribution and service fees—Class B	2,118,600
Distribution and service fees—Class E	592,437
Directors’ fees and expenses	50,558
Custodian and accounting	141,186
Audit and tax services	26,763
Legal	21,259
Shareholder reporting	130,153
Insurance	21,805
Miscellaneous	20,951

Total expenses	9,437,582
Less distribution and service fee waivers	(2,711,037)
Less management fee waivers	(1,637,042)	5,089,503

Net Investment Income		$0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$0	$81,636

Increase in net assets from operations	0	81,636

From Distributions to Shareholders
Net investment income
Class A	0	(81,636)

Total distributions	0	(81,636)

Increase (decrease) in net assets from capital share transactions	30,779,092	(111,193,294)

Total increase (decrease) in net assets	30,779,092	(111,193,294)

Net Assets
Beginning of the period	1,915,493,597	2,026,686,891

End of the period	$1,946,272,689	$1,915,493,597

Undistributed (Overdistributed) Net Investment Loss
End of the period	$(37,845)	$(32,342)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,420,692	$442,069,197	3,968,915	$396,892,254
Reinvestments	0	0	801	81,636
Redemptions	(4,471,455)	(447,145,542)	(7,078,811)	(707,881,040)

Net decrease	(50,763)	$(5,076,345)	(3,109,095)	$(310,907,150)

Class B
Sales	7,996,674	$799,667,399	6,192,986	$619,295,883
Redemptions	(7,285,914)	(728,591,414)	(8,185,722)	(818,572,237)

Net increase (decrease)	710,760	$71,075,985	(1,992,736)	$(199,276,354)

Class E
Sales	2,872,693	$287,269,274	5,948,394	$594,839,360
Redemptions	(3,224,898)	(322,489,822)	(1,958,492)	(195,849,150)

Net increase (decrease)	(352,205)	$(35,220,548)	3,989,902	$398,990,210

Increase (decrease) derived from capital share transactions		$30,779,092		$(111,193,294)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.01	0.42	2.82	4.95

Total from investment operations	0.00	0.01	0.42	2.82	4.95

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.42)	(2.82)	(4.95)

Total distributions	0.00	(0.01)	(0.42)	(2.82)	(4.95)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.01	0.42	2.85	5.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	0.34	0.37	0.34	0.40
Net ratio of expenses to average net assets (%) (a)	0.26	0.30	0.36	0.34	0.40
Ratio of net investment income to average net assets (%)	0.00	0.01	0.45	2.79	4.97
Net assets, end of period (in millions)	$707.84	$712.92	$1,023.82	$1,228.99	$1,128.41

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.00	0.25	2.57	4.70

Total from investment operations	0.00	0.00	0.25	2.57	4.70

Less Distributions
Distributions from net investment income	0.00	0.00	(0.25)	(2.57)	(4.70)

Total distributions	0.00	0.00	(0.25)	(2.57)	(4.70)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.00	0.25	2.60	4.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.59	0.62	0.59	0.65
Net ratio of expenses to average net assets (%) (a)	0.26	0.31	0.54	0.59	0.65
Ratio of net investment income to average net assets (%)	0.00	0.00	0.26	2.45	4.71
Net assets, end of period (in millions)	$864.70	$793.63	$992.91	$1,097.18	$496.23

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.00	0.31	2.67	4.80

Total from investment operations	0.00	0.00	0.31	2.67	4.80

Less Distributions
Distributions from net investment income	0.00	0.00	(0.31)	(2.67)	(4.80)

Total distributions	0.00	0.00	(0.31)	(2.67)	(4.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.00	0.30	2.70	4.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.51	0.52	0.49	0.55
Net ratio of expenses to average net assets (%) (a)	0.26	0.34	0.48	0.49	0.55
Ratio of net investment income to average net assets (%)	0.00	0.00	0.35	2.64	4.81
Net assets, end of period (in millions)	$373.73	$408.95	$9.96	$12.39	$11.20

(a)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution & service fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“the Adviser” or “MetLife Advisers”) or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per Annum	Average Daily Net Assets
$6,313,870	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee (“12b-1 expenses”) to compensate the

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per Annum Reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period May 1, 2010 through April 30, 2011, an identical expense agreement was in place. Pursuant to these expense agreements, $250,000 was waived for the year ended December 31, 2011 and is included in the management fee waivers shown in the Statement of Operations.

MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the year ended December 31, 2011, $2,711,037 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $2,118,600 and Class E shares waived $592,437. In addition, during the year ended December 31, 2011, $1,387,042 of management fees were voluntarily waived and is included in the management fee waivers shown in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$—	$81,636	$—	$—	$—	$—	$—	$81,636

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$3,242	$—	$—	$—	$—	$3,242

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

6.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

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Metropolitan Series Fund, Inc. Davis Venture Value Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Davis Venture Value Portfolio returned -4.03%, -4.27%, and -4.18%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 2.11%.

MARKET ENVIRONMENT/CONDITIONS

In our opinion, investors’ focus on the macroeconomic environment in the past year overshadowed the real progress being made at many high-quality, durable businesses, as evidenced by earnings per share, cash flows, balance sheet strength, dividends, and share repurchases. The market has been acting in other words like a voting machine, reflecting shifts in investor sentiment and indiscriminately penalizing businesses of virtually all types. Longer term, however, we believe the stock market will resume its historical tendency to act more like a weighing machine, valuing businesses based on their individual merits and making proper distinctions between good and bad businesses. This does not guarantee improved performance or profits rather than losses. However, for these reasons we remain steadfastly focused on fundamentals and most important long-term earnings power.

While the S&P 500 Index increased little over the year, individual sectors within the Index increased by as much as 20% (Utilities) or decreased by as much as 17% (Financials). The sectors that turned in the strongest performance over the year were Utilities, Consumer Staples, and Health Care. The sectors within the Index that performed the weakest over the year were Financials, Materials, and Industrials. Unemployment in the U.S. began the year at 9.1% and ended the year at 8.5%. The constant 10-year maturity U.S. Treasury Bond began 2011 yielding a little over 3% and ended the year yielding about 2%.

PORTFOLIO REVIEW/YEAR-END POSITIONING

Companies in the Materials sector were the most important detractor from the Portfolio’s performance on an absolute basis and were the second most important detractor from performance relative to the Index. The Portfolio’s holdings in Material companies under-performed the corresponding sector within the Index (down 30% versus down 10% for the Index). Relative performance was also harmed by a higher relative average weighting (7% versus 4% for the Index) in this weaker performing sector. Sino-Forest Corp. and Sealed Air Corp. were among the most important detractors from performance.

Listed in Toronto but operating predominantly in mainland China, Sino-Forest Corp. is a commercial timber plantation manager. In August 2011, the Ontario Securities Commission halted trading in Sino Forest’s common stock. Continuing developments, including the failure to release financial information on a timely basis and breaches under credit agreements have made it likely that, at this time, the common stock no longer has any material value.

The Portfolio had more invested in Financial companies than in any other sector and they were the second most important detractor from absolute performance. The Portfolio’s holdings in Financial companies out-performed the corresponding sector within the Index (down 8% versus down 17% for the Index), but relative performance was harmed by a higher relative average weighting (28% versus 15% for the Index) in this weaker performing sector. American Express Co. was among the most important contributors to performance. Bank of New York Mellon Corp. and Wells Fargo & Co. were among the most important detractors from performance.

MSF-1

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*—(Continued)

Energy companies were important detractors from performance on both an absolute basis and relative to the Index. The Portfolio’s holdings in Energy companies significantly under-performed the corresponding sector within the Index (down 10% versus up 5% for the Index) and had a higher relative average weighting (15% versus 13% for the Index). EOG Resources, Inc. was among the most important contributors to performance. Devon Energy Corp., Canadian Natural Resources, Inc., and Transocean, Ltd. were among the most important detractors from performance.

Consumer Staples companies made important contributions to performance on both an absolute basis and relative to the Index. The Portfolio’s holdings in Consumer Staples companies out-performed the corresponding sector within the Index (up 15% versus up 14% for the Index) and also benefited by having a higher relative average weighting (16% versus 11% for the Index) in this stronger performing sector. CVS Caremark Corp., Costco Wholesale Corp., and Philip Morris International, Inc. were among the most important contributors to performance.

The Portfolio held approximately 17% of its assets in foreign companies (including American Depositary Receipts) at December 31, 2011. As a whole these companies under-performed the domestic companies held by the Portfolio.

Our long-term focus has historically resulted in low Portfolio turnover. We seek to avoid overreacting to past short-term performance from individual holdings on either the upside or the downside. As of December 31, 2011, only one company had dropped out of the Portfolio’s top 10 holdings from the end of 2010. Devon Energy Corp. was replaced among the top 10 holdings by Google, Inc.

Market conditions may vary from period to period, yet the core tenets of the Davis Investment Discipline and approach remain the same. We start with the premise that stocks represent fractional ownership in real businesses. We seek to purchase durable businesses at value prices and hold them for the long term. We believe that owning shares of well-managed businesses with attractive reinvestment rates, purchased at reasonable valuations and held for years to allow the power of compounding to work is a reliable method for building capital over long investment horizons.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Davis Venture Value Portfolio
Class A	-4.03	-2.09	3.41	—
Class B	-4.27	-2.34	—	5.18
Class E	-4.18	-2.24	3.25	—
S&P 500 Index	2.11	-0.25	2.92	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 2/20/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Wells Fargo & Co.	5.2
Costco Wholesale Corp.	5.0
American Express Co.	4.9
CVS Caremark Corp.	4.9
The Bank of New York Mellon Corp.	4.1
EOG Resources, Inc.	3.5
Occidental Petroleum Corp.	3.3
Loews Corp.	3.2
Canadian Natural Resources, Ltd.	3.2
Google, Inc. (Class A)	3.1

Top Sectors

% of Net Assets
Financials	29.8
Consumer Staples	16.7
Energy	12.3
Health Care	9.5
Information Technology	8.0
Consumer Discretionary	7.4
Materials	6.5
Industrials	5.0
Cash & Equivalents	4.5
Telecommunications	0.3

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.68%	$1,000.00	$936.00	$3.32
	Hypothetical*	0.68%	$1,000.00	$1,021.74	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$934.30	$4.53
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.74

Class E(a)	Actual	0.83%	$1,000.00	$935.00	$4.05
	Hypothetical*	0.83%	$1,000.00	$1,020.97	$4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—95.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Lockheed Martin Corp.	387,071	$31,314,044

Automobiles—0.5%
Harley-Davidson, Inc.	493,370	19,177,292

Beverages—4.6%
Diageo plc (ADR)	436,488	38,157,781
Heineken Holding NV (EUR)	922,366	37,727,385
The Coca-Cola Co.	1,275,410	89,240,438

		165,125,604

Capital Markets—6.5%
Ameriprise Financial, Inc.	438,756	21,779,848
Julius Baer Group, Ltd. (CHF)	1,036,544	40,386,349
The Bank of New York Mellon Corp.	7,364,694	146,631,057
The Charles Schwab Corp.	1,343,000	15,122,180
The Goldman Sachs Group, Inc.	128,130	11,586,796

		235,506,230

Chemicals—4.3%
Air Products & Chemicals, Inc.	251,955	21,464,046
Ecolab, Inc.	311,003	17,979,083
Monsanto Co.	902,418	63,232,429
Potash Corp. of Saskatchewan, Inc.	654,188	27,004,881
Praxair, Inc.	222,775	23,814,648

		153,495,087

Commercial Banks—5.2%
Wells Fargo & Co.	6,798,486	187,366,274

Commercial Services & Supplies—2.0%
Iron Mountain, Inc.	2,294,530	70,671,524

Computers & Peripherals—0.7%
Hewlett-Packard Co.	1,029,310	26,515,026

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	193,106	14,562,123

Consumer Finance—4.9%
American Express Co.	3,776,524	178,138,637

Containers & Packaging—0.4%
Sealed Air Corp.	911,841	15,692,784

Distributors—0.3%
Li & Fung, Ltd. (HKD) (a)	5,412,100	9,949,419

Diversified Financial Services—0.4%
Bank of America Corp.	283,391	1,575,654
CME Group, Inc.	25,485	6,209,930
JPMorgan Chase & Co.	232,232	7,721,714

		15,507,298

Energy Equipment & Services—0.6%
Schlumberger, Ltd.	98,060	$6,698,479
Transocean, Ltd.	418,464	16,064,833

		22,763,312

Food & Staples Retailing—9.9%
Costco Wholesale Corp.	2,149,060	179,059,679
CVS Caremark Corp.	4,327,011	176,455,509

		355,515,188

Food Products—1.3%
Kraft Foods, Inc. (Class A)	510,450	19,070,412
Nestle S.A. (CHF)	162,717	9,358,979
Unilever NV	516,920	17,766,541

		46,195,932

Health Care Equipment & Supplies—0.8%
Baxter International, Inc.	381,910	18,896,907
Becton, Dickinson & Co.	140,588	10,504,735

		29,401,642

Health Care Providers & Services—2.1%
Express Scripts, Inc. (a) (b)	1,673,400	74,784,246

Household Durables—0.1%
Hunter Douglas NV (EUR)	126,751	4,761,705

Insurance—11.4%
ACE, Ltd.	358,930	25,168,172
Aon Corp.	100,710	4,713,228
Berkshire Hathaway, Inc. (Class A) (a) (b)	807	92,607,285
Everest Re Group, Ltd. (a)	153,160	12,879,224
Fairfax Financial Holdings, Ltd. (a)	36,440	15,712,928
Fairfax Financial Holdings, Ltd. (144A) (CAD)	17,220	7,400,612
Loews Corp. (a)	3,040,437	114,472,453
Markel Corp. (a) (b)	11,970	4,963,600
The Progressive Corp.	4,847,271	94,570,257
Transatlantic Holdings, Inc. (a)	720,746	39,446,429

		411,934,188

Internet & Catalog Retail—1.2%
Expedia, Inc. (a)	326,109	9,463,683
Liberty Interactive Corp. (Series A) (b)	712,550	11,553,998
Netflix, Inc. (b)	182,300	12,631,567
TripAdvisor, Inc. (a) (b)	326,109	8,221,208

		41,870,456

Internet Software & Services—3.1%
Google, Inc. (Class A) (b)	170,368	110,040,691

IT Services—0.4%
Visa, Inc. (Class A)	158,640	16,106,719

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc. (b)	329,310	$11,502,798

Machinery—0.4%
PACCAR, Inc.	373,140	13,981,556

Marine—0.8%
China Shipping Development Co., Ltd. (HKD) (a)	9,932,600	6,169,944
Kuehne & Nagel International AG (CHF)	210,099	23,557,641

		29,727,585

Media—1.7%
Grupo Televisa S.A.B. (ADR)	309,920	6,526,915
The Walt Disney Co.	1,412,800	52,980,000

		59,506,915

Metals & Mining—0.9%
BHP Billiton plc (GBP)	556,422	16,184,300
Rio Tinto plc (GBP)	358,132	17,337,754

		33,522,054

Oil, Gas & Consumable Fuels—12.1%
Canadian Natural Resources, Ltd. (a)	3,027,200	113,126,464
China Coal Energy Co. (H Shares) (HKD)	12,019,000	13,003,643
Devon Energy Corp.	657,264	40,750,368
EOG Resources, Inc.	1,284,300	126,516,393
Occidental Petroleum Corp.	1,276,840	119,639,908
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	2,964,800	21,648,881

		434,685,657

Paper & Forest Products—0.1%
Sino-Forest Corp. (CAD) (b) (c)	2,572,780	1,775,220
Sino-Forest Corp. (144A) (CAD) (b) (c)	66,100	45,609

		1,820,829

Personal Products—0.1%
Natura Cosmeticos S.A. (BRL)	219,600	4,268,970

Pharmaceuticals—6.3%
Johnson & Johnson	1,191,136	78,114,699
Merck & Co., Inc.	2,258,390	85,141,303
Roche Holding AG (CHF)	384,338	65,116,166

		228,372,168

Real Estate Management & Development—1.3%
Brookfield Asset Management, Inc.	594,961	16,349,528
Hang Lung Group, Ltd. (HKD) (a)	5,341,200	29,066,836

		45,416,364

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	478,840	11,611,870
Texas Instruments, Inc. (a)	1,825,133	53,129,622

		64,741,492

Software—2.0%
Activision Blizzard, Inc.	1,638,800	$20,190,016
Microsoft Corp.	1,692,750	43,943,790
Oracle Corp.	266,300	6,830,595

		70,964,401

Specialty Retail—3.5%
Bed Bath & Beyond, Inc. (b)	1,725,581	100,031,931
CarMax, Inc. (a) (b)	827,359	25,217,902

		125,249,833

Textiles, Apparel & Luxury Goods—0.1%
Cie Financiere Richemont S.A. (CHF)	95,389	4,811,798

Tobacco—0.8%
Philip Morris International, Inc.	388,063	30,455,184

Transportation Infrastructure—0.9%
China Merchants Holdings International Co., Ltd. (HKD) (a)	11,451,134	33,043,707
LLX Logistica S.A. (BRL) (b)	542,740	980,584

		34,024,291

Wireless Telecommunication Services—0.3%
América Movil S.A.B. de C.V. (ADR)	521,040	11,775,504

Total Common Stock (Identified Cost $2,944,674,635)		3,441,222,820

Convertible Bonds & Notes—0.1%

Paper & Forest Products—0.1%
Sino-Forest Corp. (144A) 5.000%, 08/01/13	$5,844,000	1,519,440

Total Convertible Bonds & Notes (Identified Cost $5,844,000)		1,519,440

Preferred Stock—0.0%

Metals & Mining—0.0%
MMX Mineracao e Metalicos S.A. (BRL) (b)	900,700	1,376,220

Total Preferred Stock (Identified Cost $1,482,272)		1,376,220

Short Term Investments—8.9%

Commercial Paper—4.3%
Barclays U.S. Funding, LLC 0.080%, 01/05/12	38,818,000	38,817,655
HSBC Finance Corp. 0.030%, 01/03/12	43,540,000	43,539,927
0.030%, 01/04/12	49,567,000	49,566,876
Sumitomo Trust & Banking Co. 0.150%, 01/06/12	23,626,000	23,625,508

		155,549,966

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2011

Short Term Investments—(Continued)

Security Description	Shares	Value*

Mutual Funds—4.6%
State Street Navigator Securities Lending Prime Portfolio (d)	164,598,210	$164,598,210

Total Short Term Investments (Identified Cost $320,148,176)		320,148,176

Total Investments—104.4% (Identified Cost $3,272,149,083) (e)		3,764,266,656
Liabilities in excess of other assets		(156,995,386)

Net Assets—100.0%		$3,607,271,270

(a)	All or a portion of the security was on loan. As of December 31,2011, the market value of securities loaned was $160,213,964 and the collateral received consisted of cash in the amount of $164,598,210. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures approved by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,258,033,501. The aggregate unrealized appreciation and depreciation of investments was $703,411,029 and $(197,177,874), respectively, resulting in net unrealized appreciation of $506,233,155 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $8,965,661, which is 0.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$31,314,044	$—	$—	$31,314,044
Automobiles	19,177,292	—	—	19,177,292
Beverages	127,398,219	37,727,385	—	165,125,604
Capital Markets	195,119,881	40,386,349	—	235,506,230
Chemicals	153,495,087	—	—	153,495,087
Commercial Banks	187,366,274	—	—	187,366,274
Commercial Services & Supplies	70,671,524	—	—	70,671,524
Computers & Peripherals	26,515,026	—	—	26,515,026
Construction Materials	14,562,123	—	—	14,562,123
Consumer Finance	178,138,637	—	—	178,138,637
Containers & Packaging	15,692,784	—	—	15,692,784
Distributors	—	9,949,419	—	9,949,419
Diversified Financial Services	15,507,298	—	—	15,507,298
Energy Equipment & Services	22,763,312	—	—	22,763,312
Food & Staples Retailing	355,515,188	—	—	355,515,188
Food Products	36,836,953	9,358,979	—	46,195,932
Health Care Equipment & Supplies	29,401,642	—	—	29,401,642
Health Care Providers & Services	74,784,246	—	—	74,784,246
Household Durables	—	4,761,705	—	4,761,705
Insurance	411,934,188	—	—	411,934,188
Internet & Catalog Retail	41,870,456	—	—	41,870,456
Internet Software & Services	110,040,691	—	—	110,040,691
IT Services	16,106,719	—	—	16,106,719
Life Sciences Tools & Services	11,502,798	—	—	11,502,798
Machinery	13,981,556	—	—	13,981,556
Marine	—	29,727,585	—	29,727,585
Media	59,506,915	—	—	59,506,915
Metals & Mining	—	33,522,054	—	33,522,054
Oil, Gas & Consumable Fuels	421,682,014	13,003,643	—	434,685,657
Paper & Forest Products	—	—	1,820,829	1,820,829
Personal Products	4,268,970	—	—	4,268,970
Pharmaceuticals	163,256,002	65,116,166	—	228,372,168
Real Estate Management & Development	16,349,528	29,066,836	—	45,416,364
Semiconductors & Semiconductor Equipment	64,741,492	—	—	64,741,492
Software	70,964,401	—	—	70,964,401
Specialty Retail	125,249,833	—	—	125,249,833
Textiles, Apparel & Luxury Goods	—	4,811,798	—	4,811,798

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Tobacco	$30,455,184	$—	$—	$30,455,184
Transportation Infrastructure	980,584	33,043,707	—	34,024,291
Wireless Telecommunication Services	11,775,504	—	—	11,775,504
Total Common Stock	3,128,926,365	310,475,626	1,820,829	3,441,222,820
Convertible Bonds & Notes
Paper & Forest Products	—	1,519,440	—	1,519,440
Preferred Stock
Metals & Mining	1,376,220	—	—	1,376,220
Short Term Investments
Commercial Paper	—	155,549,966	—	155,549,966
Mutual Funds	164,598,210	—	—	164,598,210
Total Short Term Investments	164,598,210	155,549,966	—	320,148,176
Total Investments	$3,294,900,795	$467,545,032	$1,820,829	$3,764,266,656

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2010	$0
Transfers into Level 3	55,966,242
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized gain	266,307
Change in unrealized appreciation (depreciation)	(58,406,340)
Security purchases	4,919,597
Security sales	(924,977)
Balance as of December 31, 2011	$1,820,829

Common stock transfers into level 3 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs. The change in unrealized depreciation on investments held at December 31, 2011 was $(58,406,340).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$3,764,266,656
Cash		1,228
Receivable for:
Securities sold		6,709,542
Fund shares sold		104,150
Interest and dividends		4,697,253
Foreign taxes		869,426

Total Assets		3,776,648,255
Liabilities
Payable for:
Fund shares redeemed	2,288,304
Foreign taxes	40,190
Collateral for securities loaned	164,598,210
Accrued expenses:
Management fees	1,996,610
Distribution and service fees	252,930
Deferred directors’ fees	38,044
Other expenses	162,697

Total Liabilities		169,376,985

Net Assets		$3,607,271,270

Net assets consists of:
Paid in surplus		$3,195,155,456
Undistributed net investment income		24,548,345
Accumulated net realized losses		(104,538,870)
Unrealized appreciation on investments and foreign currency transactions		492,106,339

Net Assets		$3,607,271,270

Net Assets
Class A		$2,040,443,720
Class B		631,390,411
Class E		935,437,139
Capital Shares (Authorized) Outstanding
Class A (100,000,000)		68,777,006
Class B (30,000,000)		21,428,917
Class E (50,000,000)		31,697,490
Net Asset Value, Offering and Redemption Price Per Share
Class A		$29.67
Class B		29.46
Class E		29.51

(a)	Identified cost of investments was $3,272,149,083.
(b)	Includes securities on loan with a value of $160,213,964.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$66,066,127
Interest (b)		1,048,697

		67,114,824
Expenses
Management fees	$27,052,945
Distribution and service fees—Class B	1,602,883
Distribution and service fees—Class E	1,488,287
Directors’ fees and expenses	49,999
Custodian and accounting	546,577
Audit and tax services	36,228
Legal	44,114
Shareholder reporting	285,690
Insurance	43,262
Miscellaneous	32,091

Total expenses	31,182,076
Less broker commission recapture	(85,993)
Less management fee waivers	(1,759,658)	29,336,425

Net Investment Income		37,778,399

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	220,586,602
Futures contracts	1,422,924
Foreign currency transactions	(6,210)	222,003,316

Net change in unrealized depreciation on:
Investments	(410,010,828)
Foreign currency transactions	(53,468)	(410,064,296)

Net realized and unrealized loss		(188,060,980)

Net Decrease in Net Assets From Operations		$(150,282,581)

(a)	Net of foreign taxes of $1,248,680.
(b)	Includes net income on securities loaned of $507,291.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,778,399	$34,044,068
Net realized gain	222,003,316	174,302,198
Net change in unrealized appreciation (depreciation)	(410,064,296)	238,999,797

Increase (decrease) in net assets from operations	(150,282,581)	447,346,063

From Distributions to Shareholders
Net investment income
Class A	(27,411,242)	(25,195,339)
Class B	(5,433,795)	(4,104,844)
Class E	(10,073,584)	(7,978,949)

Total distributions	(42,918,621)	(37,279,132)

Decrease in net assets from capital share transactions	(222,113,223)	(240,168,320)

Total increase (decrease) in net assets	(415,314,425)	169,898,611

Net Assets
Beginning of the period	4,022,585,695	3,852,687,084

End of the period	$3,607,271,270	$4,022,585,695

Undistributed Net Investment Income
End of the period	$24,548,345	$27,739,941

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	5,746,968	$181,128,616	8,797,090	$250,150,672
Reinvestments	843,163	27,411,242	843,217	25,195,339
Redemptions	(15,018,492)	(480,539,294)	(20,229,337)	(589,206,220)

Net decrease	(8,428,361)	$(271,999,436)	(10,589,030)	$(313,860,209)

Class B
Sales	4,643,087	$149,127,091	2,670,892	$75,060,683
Reinvestments	167,969	5,433,795	138,024	4,104,844
Redemptions	(2,502,314)	(75,464,484)	(1,280,033)	(36,102,393)

Net increase	2,308,742	$79,096,402	1,528,883	$43,063,134

Class E
Sales	3,356,741	$103,244,959	4,529,411	$128,218,983
Reinvestments	311,201	10,073,584	268,110	7,978,949
Redemptions	(4,669,234)	(142,528,732)	(3,746,372)	(105,569,177)

Net increase (decrease)	(1,001,292)	$(29,210,189)	1,051,149	$30,628,755

Decrease derived from capital share transactions		$(222,113,223)		$(240,168,320)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.25	$28.17	$21.72	$36.44	$35.12

Income (Loss) From Investment Operations
Net investment income (a)	0.33	0.28	0.25	0.39	0.46
Net realized and unrealized gain (loss) on investments	(1.56)	3.09	6.57	(14.52)	1.15

Total from investment operations	(1.23)	3.37	6.82	(14.13)	1.61

Less Distributions
Distributions from net investment income	(0.35)	(0.29)	(0.37)	(0.42)	(0.29)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.35)	(0.29)	(0.37)	(0.59)	(0.29)

Net Asset Value, End of Period	$29.67	$31.25	$28.17	$21.72	$36.44

Total Return (%)	(4.03)	12.00	31.99	(39.35)	4.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.74	0.73	0.73
Net ratio of expenses to average net assets (%) (b)	0.68	0.68	0.69	N/A	N/A
Ratio of net investment income to average net assets (%)	1.06	0.99	1.06	1.30	1.25
Portfolio turnover rate (%)	19	19	24	23	11
Net assets, end of period (in millions)	$2,040.44	$2,412.39	$2,472.84	$1,949.36	$3,183.43

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.04	$28.00	$21.58	$36.20	$34.89

Income (Loss) From Investment Operations
Net investment income (a)	0.24	0.21	0.18	0.32	0.36
Net realized and unrealized gain (loss) on investments	(1.54)	3.06	6.54	(14.44)	1.16

Total from investment operations	(1.30)	3.27	6.72	(14.12)	1.52

Less Distributions
Distributions from net investment income	(0.28)	(0.23)	(0.30)	(0.33)	(0.21)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.28)	(0.23)	(0.30)	(0.50)	(0.21)

Net Asset Value, End of Period	$29.46	$31.04	$28.00	$21.58	$36.20

Total Return (%)	(4.27)	11.71	31.65	(39.52)	4.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.99	0.98	0.98
Net ratio of expenses to average net assets (%) (b)	0.93	0.93	0.94	N/A	N/A
Ratio of net investment income to average net assets (%)	0.80	0.75	0.79	1.06	1.00
Portfolio turnover rate (%)	19	19	24	23	11
Net assets, end of period (in millions)	$631.39	$593.59	$492.59	$331.67	$491.27

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.09	$28.04	$21.61	$36.25	$34.94

Income (Loss) From Investment Operations
Net investment income (a)	0.28	0.24	0.21	0.34	0.40
Net realized and unrealized gain (loss) on investments	(1.55)	3.06	6.54	(14.45)	1.15

Total from investment operations	(1.27)	3.30	6.75	(14.11)	1.55

Less Distributions
Distributions from net investment income	(0.31)	(0.25)	(0.32)	(0.36)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.31)	(0.25)	(0.32)	(0.53)	(0.24)

Net Asset Value, End of Period	$29.51	$31.09	$28.04	$21.61	$36.25

Total Return (%)	(4.18)	11.82	31.83	(39.46)	4.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.89	0.88	0.88
Net ratio of expenses to average net assets (%) (b)	0.83	0.83	0.84	N/A	N/A
Ratio of net investment income to average net assets (%)	0.90	0.85	0.90	1.14	1.11
Portfolio turnover rate (%)	19	19	24	23	11
Net assets, end of period (in millions)	$935.44	$1,016.61	$887.26	$662.05	$1,199.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$27,052,945	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period October 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

For the period May 1, 2010 through September 30, 2011 an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.050% on average daily net assets over $50 million and under $500 million; 0.100% on the next $500 million of daily average net assets; 0.050% on the next $2 billion of average daily net assets; and 0.025% on daily average net assets over $4.5 billion. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$704,181,136	$0	$899,614,251

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $80,268,691 and resulted in a realized gain of $16,578,845.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio bought and sold $111,558,738 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $1,422,924 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by

MSF-18

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$42,918,621	$37,279,132	$—	$—	$—	$—	$42,918,621	$37,279,132

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,330,789	$—	$506,235,436	$(122,412,365)	$—	$412,153,860

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $122,412,365.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-20

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Davis Venture Value Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davis Venture Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Venture Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-23

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-24

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-25

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-26

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-27

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-28

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned -6.15%, -6.38%, -6.25%, and -6.30%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 0.39%.

MARKET ENVIRONMENT/CONDITIONS

Macro-driven headlines in 2011 led to highly correlated markets. Global markets tended to fluctuate according to the latest macro news, leading to rising correlations among asset returns. The correlation among U.S. stocks reached its highest point on record during the volatility in September, while U.S. stocks were also more correlated with other riskier asset categories. High-quality bonds offered diversification opportunities.

There was a broad-based flight from riskier global assets. Categories most sensitive to slowing global growth and higher risk aversion suffered the deepest losses during 2011, particularly emerging-market equities. European banking stocks suffered from financial turmoil, while the Japanese market struggled in the aftermath of the March 2011 disaster. Gold provided one of the few safe havens in 2011.

A slowing world economy weighed on riskier and more globally focused asset markets during the second half of 2011, punctuated by a steep rise in volatility due to indecisive policymaking in the Eurozone and U.S. Categories most sensitive to global economic growth faltered, including commodities, foreign small caps, and emerging-market equities. Meager returns were present in U.S. equities. Small caps and more economically sensitive stocks led the broad-based rally in the fourth quarter, but for the year investors favored income-producing stocks with stable earnings such as large caps. Price appreciation was modest for most categories. High-yielding REITs (Real Estate Investment Trusts) benefited from demand for income and improving fundamentals in commercial real estate.

Defensive sectors outpaced lagging financial stocks. Eurozone financial distress contributed to a large decline in financial stocks during the year as investors flocked to more defensive, income-generating sectors, including Utilities, Consumer Staples, and Healthcare. Robust gains during the fourth quarter pushed most sectors into positive territory for 2011, with energy leading due to strength in crude-oil prices.

Commodities had mixed results. Amid slower manufacturing growth worldwide and signs of distress in China’s property markets, industrial metals such as copper and aluminum registered steep declines. Supply constraints and geopolitical tensions helped crude oil prices to hold up. Of the precious metals, gold continued to act as a reserve asset and fared better than silver.

Commodity inflation ebbed, though prices were still high at the end of the period. Similar to other emerging economies, we believe Chinese consumer inflation expectations should moderate amid slowing food prices and help to reduce upward pressure on wages. We believe lower gasoline prices should help consumers in the U.S. and elsewhere. However, commodity prices—particularly oil—remain stubbornly high and susceptible to supply shocks.

High-quality fixed income benefited from a flight to safety during the year. In 2011, the global flight to safety drove U.S. Treasury prices up and yields down, boosting the absolute return of higher-quality bonds. Credit spreads widened in lower-quality, more economically sensitive tiers of the market, leading to weaker performance by corporate high-yield bonds and leveraged loans, though these assets outperformed in the fourth quarter.

The yield curve flattened as interest rates continued to fall. Interest rates dropped across all maturities during 2011, providing a tailwind to fixed-income investment returns. During the fourth quarter, the Federal Reserve (the Fed) began Operation Twist to increase the duration of its bond portfolio and to lower long-term U.S. Treasury yields. The Fed also announced plans to keep the Federal Funds rate anchored near zero through mid-2013.

According to the Investment Committee Institute, against this backdrop investors continued to favor bonds over stocks. Investors sold a net $125 billion of equity mutual funds during 2011, while purchasing a net $128 billion in bond funds. This extended the post-2008 pattern in which investors have largely gravitated to bonds, even during periods when equities have outperformed—the opposite pattern of behavior displayed over the previous two decades.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the year. Weakness came from its holdings in the Financials, Industrials, and Telecommunication Services sectors. Materials was the primary sector contributor.

Financials and Telecommunication Services were two of the largest detracting sectors. The Portfolio’s position in MF Global Holdings, Ltd. weighed on the Financials sector. MF Global acted as a broker in markets for commodities and listed derivatives. The company reported a third quarter loss, then filed for Chapter 11 bankruptcy protection after a weekend of negotiations failed to lead to a sale of the firm. NII Holdings, Inc. was one of the largest detractors in the Telecommunication Services sector. The Latin American wireless operator declared weak financial results for the third quarter. Management also slashed its fiscal 2011 financial outlook mainly due to volatile macroeconomic conditions coupled with significant depreciation of the local currencies in comparison to U.S. dollars.

Materials was the top performing sector, primarily due to the Portfolio’s position in Ashland, Inc. and lack of exposure to Alcoa. Ashland provides adhesive and sealant products to a wide array of businesses. The company announced that it is buying International Specialty Products for $3.2 billion, expanding its personal care division. Ashland management hopes the deal will allow it to strengthen its position in the personal care and pharmaceutical markets. Aside from the aforementioned sector, CVS Caremark Corp. was a top Portfolio holding. The pharmacy operator and health care provider reported

MSF-1

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*—(Continued)

strong third-quarter earnings, driven by increased revenues in its Pharmacy Benefits Management segment. High profile contracts from CalPERS, Aetna, FEP and Universal American this year have helped arrest the decline in the number of pharmacy claims.

At year-end, in the Financials sector, the Portfolio was overweight selected diversified financial services companies, which have benefited from increased pricing power and decreased competition in the wake of the financial crisis. These companies have seen higher profits in traditional banking services, along with improved balance sheet strength and a decline in risk-taking. The Portfolio was underweight REITs, which we believed more than reflected their intrinsic valuations. Among Industrials, the Portfolio was overweight selected parts manufacturers with compelling valuations that we believed would benefit from new product introductions. The Portfolio was also overweight selected machinery stocks, which should benefit from improving global economic conditions. The Portfolio remained underweight industrial conglomerate General Electric Co. as we believed the company’s GE Capital unit was undercapitalized and the ongoing mortgage and credit issues in that division would offset any positive trends in the company’s other business units. Among Telecommunication Services stocks, the Portfolio was overweight selected wireless and diversified services providers with compelling valuations and attractive growth prospects.

Ciaran O’Neill

Portfolio Manager

Pyramis Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
FI Value Leaders Portfolio
Class A	-6.15	-3.58	1.84	—
Class B	-6.38	-3.83	—	3.98
Class D	-6.25	-3.68	—	-2.63
Class E	-6.30	-3.72	1.70	—
Russell 1000 Value Index	0.39	-2.64	3.89	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/30/93, 7/30/02, 5/2/06, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Chevron Corp.	4.8
Pfizer, Inc.	3.8
Berkshire Hathaway, Inc. (Class B)	3.8
Wells Fargo & Co.	3.5
JPMorgan Chase & Co.	3.1
Cisco Systems, Inc.	2.3
CVS Caremark Corp.	2.2
The Walt Disney Co.	2.2
Occidental Petroleum Corp.	2.1
Amgen, Inc.	2.0

Top Sectors

% of Net Assets
Financials	23.1
Health Care	13.1
Energy	13.0
Consumer Discretionary	9.6
Industrials	9.6
Information Technology	9.2
Consumer Staples	7.4
Utilities	6.6
Telecommunications	5.2
Materials	3.1

MSF-3

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.74%	$1,000.00	$895.40	$3.54
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

Class B	Actual	0.99%	$1,000.00	$894.30	$4.73
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.04

Class D	Actual	0.84%	$1,000.00	$895.00	$4.01
	Hypothetical*	0.84%	$1,000.00	$1,020.92	$4.28

Class E	Actual	0.89%	$1,000.00	$894.80	$4.25
	Hypothetical*	0.89%	$1,000.00	$1,020.67	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—99.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Precision Castparts Corp.	19,530	$3,218,349
United Technologies Corp.	72,790	5,320,221

		8,538,570

Auto Components—0.5%
Tenneco, Inc. (a) (b)	64,850	1,931,233

Automobiles—0.6%
Ford Motor Co. (b)	215,440	2,318,134

Beverages—2.0%
Dr. Pepper Snapple Group, Inc.	85,410	3,371,987
PepsiCo., Inc.	68,790	4,564,216

		7,936,203

Biotechnology—2.5%
Amgen, Inc.	123,290	7,916,451
Biogen Idec, Inc. (b)	17,480	1,923,674

		9,840,125

Capital Markets—3.5%
Invesco, Ltd.	131,100	2,633,799
Morgan Stanley	97,560	1,476,083
TD Ameritrade Holding Corp.	120,860	1,891,459
The Bank of New York Mellon Corp.	248,620	4,950,024
The Goldman Sachs Group, Inc.	32,420	2,931,741

		13,883,106

Chemicals—2.1%
Ashland, Inc. (a)	102,340	5,849,754
The Mosaic Co.	52,730	2,659,174

		8,508,928

Commercial Banks—4.8%
Comerica, Inc.	66,390	1,712,862
KeyCorp	250,620	1,927,268
Regions Financial Corp.	367,770	1,581,411
Wells Fargo & Co.	508,420	14,012,055

		19,233,596

Commercial Services & Supplies—0.8%
Republic Services, Inc.	115,480	3,181,474

Communications Equipment—3.0%
Cisco Systems, Inc.	512,830	9,271,966
QUALCOMM, Inc.	52,410	2,866,827

		12,138,793

Computers & Peripherals—3.5%
Apple, Inc. (b)	12,820	5,192,100
Dell, Inc. (b)	130,370	1,907,313
Hewlett-Packard Co.	270,670	6,972,459

		14,071,872

Construction & Engineering—0.6%
Foster Wheeler AG (b)	124,710	$2,386,949

Construction Materials—0.4%
Martin Marietta Materials, Inc.	18,540	1,398,101

Consumer Finance—1.0%
Capital One Financial Corp. (a)	95,500	4,038,695

Diversified Financial Services—6.4%
Citigroup, Inc.	268,866	7,073,864
CME Group, Inc.	19,640	4,785,679
Interactive Brokers Group, Inc.	84,100	1,256,454
JPMorgan Chase & Co.	373,558	12,420,804

		25,536,801

Diversified Telecommunication Services—3.1%
AT&T, Inc.	232,420	7,028,381
CenturyLink, Inc.	146,123	5,435,776

		12,464,157

Electric Utilities—3.9%
American Electric Power Co., Inc.	136,440	5,636,337
NextEra Energy, Inc.	75,050	4,569,044
PPL Corp.	185,750	5,464,765

		15,670,146

Energy Equipment & Services—0.7%
Oil States International, Inc. (b)	33,990	2,595,816

Food & Staples Retailing—2.2%
CVS Caremark Corp.	210,750	8,594,385

Food Products—0.7%
Mead Johnson Nutrition Co.	40,700	2,797,311

Gas Utilities—0.9%
Oneok, Inc.	40,180	3,483,204

Health Care Equipment & Supplies—0.3%
Alere, Inc. (b)	60,430	1,395,329

Health Care Providers & Services—3.2%
Express Scripts, Inc. (b)	73,710	3,294,100
McKesson Corp.	50,350	3,922,769
WellPoint, Inc.	82,830	5,487,487

		12,704,356

Hotels, Restaurants & Leisure—0.8%
Wyndham Worldwide Corp.	89,310	3,378,597

Household Durables—0.4%
Garmin, Ltd. (a)	40,850	1,626,239

Household Products—1.3%
The Procter & Gamble Co.	76,800	5,123,328

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Independent Power Producers & Energy Traders—0.7%
GenOn Energy, Inc. (b)	441,464	$1,152,221
NRG Energy, Inc. (a) (b)	100,390	1,819,067

		2,971,288

Industrial Conglomerates—1.7%
General Electric Co.	372,860	6,677,923

Insurance—5.1%
Berkshire Hathaway, Inc. (Class B) (b)	196,300	14,977,690
Prudential Financial, Inc.	104,700	5,247,564

		20,225,254

Internet & Catalog Retail—0.8%
Liberty Interactive Corp. (Series A) (b)	196,070	3,179,275

Internet Software & Services—0.7%
Google, Inc. (Class A) (b)	4,180	2,699,862

IT Services—0.3%
Computer Sciences Corp.	55,080	1,305,396

Leisure Equipment & Products—0.6%
Hasbro, Inc.	71,690	2,286,194

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc. (b)	103,680	4,662,490

Machinery—2.4%
Cummins, Inc.	52,170	4,592,004
Flowserve Corp.	23,870	2,370,768
Navistar International Corp. (b)	64,290	2,435,305

		9,398,077

Marine—0.4%
Alexander & Baldwin, Inc.	36,517	1,490,624

Media—3.0%
DIRECTV, Inc. (b)	75,340	3,221,538
The Walt Disney Co.	229,010	8,587,875

		11,809,413

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc.	66,150	2,433,659

Multi-Utilities—1.1%
PG&E Corp.	104,570	4,310,375

Multiline Retail—1.3%
Target Corp.	104,510	5,353,002

Oil, Gas & Consumable Fuels—12.3%
Alpha Natural Resources, Inc. (b)	96,690	1,975,377
Chesapeake Energy Corp.	132,160	2,945,846
Chevron Corp.	178,290	18,970,056
Denbury Resources, Inc. (b)	197,190	2,977,569

Oil, Gas & Consumable Fuels—(Continued)
Hess Corp.	68,610	$3,897,048
Marathon Petroleum Corp.	122,135	4,065,874
Occidental Petroleum Corp.	90,460	8,476,102
Royal Dutch Shell plc (Class A) (ADR)	79,300	5,796,037

		49,103,909

Pharmaceuticals—5.9%
Medicis Pharmaceutical Corp. (a)	30,380	1,010,135
Pfizer, Inc.	694,490	15,028,764
Roche Holding AG (ADR)	99,100	4,216,705
Valeant Pharmaceuticals International, Inc. (b)	69,100	3,226,279

		23,481,883

Real Estate Investment Trusts—1.9%
Boston Properties, Inc. (a)	28,700	2,858,520
Equity Residential	59,120	3,371,614
SL Green Realty Corp. (a)	19,160	1,276,822

		7,506,956

Real Estate Management & Development—0.4%
CBRE Group, Inc. (b)	97,940	1,490,647

Road & Rail—1.1%
CSX Corp.	200,840	4,229,690

Semiconductors & Semiconductor Equipment—0.8%
Broadcom Corp.	111,250	3,266,300

Software—0.8%
Microsoft Corp.	128,690	3,340,792

Specialty Retail—1.6%
Best Buy Co., Inc. (a)	28,060	655,762
Lowe’s Cos., Inc.	222,170	5,638,675

		6,294,437

Tobacco—1.3%
Philip Morris International, Inc.	63,790	5,006,239

Trading Companies & Distributors—0.5%
WESCO International, Inc. (a) (b)	40,310	2,136,833

Wireless Telecommunication Services—2.1%
American Tower Corp.	42,890	2,573,829
NII Holdings, Inc. (b)	206,080	4,389,504
Sprint Nextel Corp. (b)	516,690	1,209,055

		8,172,388

Total Common Stock (Identified Cost $393,031,189)		397,608,354

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2011

Short Term Investments—3.3%

Security Description	Shares/Par Amount	Value*

Mutual Funds—3.2%
State Street Navigator Securities Lending Prime Portfolio (c)	12,654,954	$12,654,954

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $607,001 on 01/03/12, collateralized by $610,000 U.S. Treasury Note 1.000% due 01/15/14 with a value of $621,601.	$607,000	607,000

Total Short Term Investments (Identified Cost $13,261,954)		13,261,954

Total Investments—103.2% (Identified Cost $406,293,143) (d)		410,870,308
Liabilities in excess of other assets		(12,759,569)

Net Assets—100.0%		$398,110,739

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $13,500,353 and the collateral received consisted of cash in the amount of $12,654,954 and non-cash collateral with a value of $1,208,175. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $413,310,810. The aggregate unrealized appreciation and depreciation of investments was $24,462,749 and $(26,903,251), respectively, resulting in net unrealized depreciation of $(2,440,502) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock**	$397,608,354	$—	$—	$397,608,354
Short Term Investments
Mutual Funds	12,654,954	—	—	12,654,954
Repurchase Agreement	—	607,000	—	607,000
Total Short Term Investments	12,654,954	607,000	—	13,261,954
Total Investments	$410,263,308	$607,000	$—	$410,870,308

**	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$410,870,308
Cash		424
Cash denominated in foreign currencies (c)		48
Receivable for:
Fund shares sold		16,882
Interest and dividends		701,019

Total Assets		411,588,681
Liabilities
Payable for:
Fund shares redeemed	$449,899
Foreign taxes	9,954
Collateral for securities loaned	12,654,954
Accrued expenses:
Management fees	227,523
Distribution and service fees	22,442
Deferred directors’ fees	31,850
Other expenses	81,320

Total Liabilities		13,477,942

Net Assets		$398,110,739

Net assets consists of:
Paid in surplus		$590,693,502
Undistributed net investment income		4,819,592
Accumulated net realized losses		(201,979,509)
Unrealized appreciation on investments and foreign currency transactions		4,577,154

Net Assets		$398,110,739

Net Assets
Class A		$224,207,124
Class B		53,684,442
Class D		99,614,677
Class E		20,604,496
Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,703,154
Class B (2,000,000)		409,564
Class D (3,000,000)		758,218
Class E (1,000,000)		157,030
Net Asset Value, Offering and Redemption Price Per Share
Class A		$131.64
Class B		131.08
Class D		131.38
Class E		131.21

(a)	Identified cost of investments was $406,293,143.
(b)	Includes securities on loan with a value of $13,500,353.
(c)	Identified cost of cash denominated in foreign currencies was $59.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$8,359,906
Interest (b)		132,644

		8,492,550
Expenses
Management fees	$3,005,581
Distribution and service fees—Class B	146,302
Distribution and service fees—Class D	119,620
Distribution and service fees—Class E	35,490
Directors’ fees and expenses	50,092
Custodian and accounting	55,116
Audit and tax services	35,763
Legal	5,897
Shareholder reporting	124,063
Insurance	4,748
Miscellaneous	14,241

Total expenses		3,596,913

Net Investment Income		4,895,637

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		37,359,372
Net change in unrealized depreciation on:
Investments		(69,180,377)

Net realized and unrealized loss		(31,821,005)

Net Decrease in Net Assets From Operations		$(26,925,368)

(a)	Net of foreign taxes of $19,442.
(b)	Includes net income on securities loaned of $132,564.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,895,637	$5,128,523
Net realized gain	37,359,372	37,111,350
Net change in unrealized appreciation (depreciation)	(69,180,377)	20,978,196

Increase (decrease) in net assets from operations	(26,925,368)	63,218,069

From Distributions to Shareholders
Net investment income
Class A	(2,732,655)	(4,054,236)
Class B	(525,638)	(812,036)
Class D	(1,274,430)	(2,051,777)
Class E	(236,568)	(372,789)

Total distributions	(4,769,291)	(7,290,838)

Decrease in net assets from capital share transactions	(50,810,269)	(55,273,383)

Total increase (decrease) in net assets	(82,504,928)	653,848

Net Assets
Beginning of the period	480,615,667	479,961,819

End of the period	$398,110,739	$480,615,667

Undistributed Net Investment Income
End of the period	$4,819,592	$5,042,168

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	65,639	$9,478,547	32,721	$4,215,947
Reinvestments	18,470	2,732,655	29,222	4,054,236
Redemptions	(204,506)	(28,663,539)	(295,911)	(38,274,095)

Net decrease	(120,397)	$(16,452,337)	(233,968)	$(30,003,912)

Class B
Sales	43,818	$6,069,023	32,552	$4,179,321
Reinvestments	3,562	525,638	5,866	812,036
Redemptions	(74,964)	(10,537,727)	(63,648)	(8,216,053)

Net decrease	(27,584)	$(3,943,066)	(25,230)	$(3,224,696)

Class D
Sales	48,943	$6,848,214	80,243	$10,384,904
Reinvestments	8,625	1,274,430	14,806	2,051,777
Redemptions	(252,606)	(35,271,442)	(241,859)	(31,227,520)

Net decrease	(195,038)	$(27,148,798)	(146,810)	$(18,790,839)

Class E
Sales	18,495	$2,585,913	20,171	$2,601,861
Reinvestments	1,602	236,568	2,692	372,789
Redemptions	(43,870)	(6,088,549)	(48,166)	(6,228,586)

Net decrease	(23,773)	$(3,266,068)	(25,303)	$(3,253,936)

Decrease derived from capital share transactions		$(50,810,269)		$(55,273,383)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$141.74	$125.57	$106.51	$196.17	$208.36

Income (Loss) From Investment Operations
Net investment income (a)	1.63	1.51	1.90	2.88	2.81
Net realized and unrealized gain (loss) on investments	(10.17)	16.72	20.27	(72.50)	6.52

Total from investment operations	(8.54)	18.23	22.17	(69.62)	9.33

Less Distributions
Distributions from net investment income	(1.56)	(2.06)	(3.11)	(3.12)	(2.06)
Distributions from net realized capital gains	0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.56)	(2.06)	(3.11)	(20.04)	(21.52)

Net Asset Value, End of Period	$131.64	$141.74	$125.57	$106.51	$196.17

Total Return (%)	(6.15)	14.56	21.85	(38.95)	4.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	0.73	0.77	0.71	0.71
Ratio of net investment income to average net assets (%)	1.16	1.17	1.76	1.94	1.38
Portfolio turnover rate (%)	106	74	133	191	145
Net assets, end of period (in millions)	$224.21	$258.48	$258.36	$233.64	$447.66

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$141.19	$125.16	$106.08	$195.36	$207.58

Income (Loss) From Investment Operations
Net investment income (a)	1.27	1.19	1.61	2.51	2.30
Net realized and unrealized gain (loss) on investments	(10.14)	16.63	20.22	(72.26)	6.47

Total from investment operations	(8.87)	17.82	21.83	(69.75)	8.77

Less Distributions
Distributions from net investment income	(1.24)	(1.79)	(2.75)	(2.61)	(1.53)
Distributions from net realized capital gains	0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.24)	(1.79)	(2.75)	(19.53)	(20.99)

Net Asset Value, End of Period	$131.08	$141.19	$125.16	$106.08	$195.36

Total Return (%)	(6.38)	14.28	21.49	(39.10)	3.94

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.99	0.98	1.02	0.96	0.96
Ratio of net investment income to average net assets (%)	0.91	0.93	1.50	1.72	1.14
Portfolio turnover rate (%)	106	74	133	191	145
Net assets, end of period (in millions)	$53.68	$61.72	$57.87	$48.63	$75.73

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class D
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$141.48	$125.37	$106.29	$195.78	$207.95

Income (Loss) From Investment Operations
Net investment income (a)	1.47	1.38	1.78	2.73	2.60
Net realized and unrealized gain (loss) on investments	(10.14)	16.68	20.26	(72.39)	6.49

Total from investment operations	(8.67)	18.06	22.04	(69.66)	9.09

Less Distributions
Distributions from net investment income	(1.43)	(1.95)	(2.96)	(2.91)	(1.80)
Distributions from net realized capital gains	0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.43)	(1.95)	(2.96)	(19.83)	(21.26)

Net Asset Value, End of Period	$131.38	$141.48	$125.37	$106.29	$195.78

Total Return (%)	(6.25)	14.45	21.72	(39.01)	4.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.83	0.87	0.81	0.81
Ratio of net investment income to average net assets (%)	1.04	1.07	1.66	1.84	1.27
Portfolio turnover rate (%)	106	74	133	191	145
Net assets, end of period (in millions)	$99.61	$134.87	$137.92	$131.56	$272.19

	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$141.31	$125.24	$106.15	$195.49	$207.69

Income (Loss) From Investment Operations
Net investment income (a)	1.41	1.31	1.73	2.65	2.49
Net realized and unrealized gain (loss) on investments	(10.15)	16.66	20.25	(72.26)	6.48

Total from investment operations	(8.74)	17.97	21.98	(69.61)	8.97

Less Distributions
Distributions from net investment income	(1.36)	(1.90)	(2.89)	(2.81)	(1.71)
Distributions from net realized capital gains	0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.36)	(1.90)	(2.89)	(19.73)	(21.17)

Net Asset Value, End of Period	$131.21	$141.31	$125.24	$106.15	$195.49

Total Return (%)	(6.30)	14.40	21.66	(39.03)	4.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	0.88	0.92	0.86	0.86
Ratio of net investment income to average net assets (%)	1.00	1.02	1.62	1.78	1.22
Portfolio turnover rate (%)	106	74	133	191	145
Net assets, end of period (in millions)	$20.60	$25.55	$25.81	$24.80	$51.62

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$3,005,581	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$478,317,234	$0	$529,467,799

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$4,769,291	$7,290,838	$—	$—	$—	$—	$4,769,291	$7,290,838

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,851,442	$—	$(2,440,513)	$(194,961,842)	$—	$(192,550,913)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$123,997,310	$70,964,532	$194,961,842

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of FI Value Leaders Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FI Value Leaders Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FI Value Leaders Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-22

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-23

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-24

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-25

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Jennison Growth Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Jennison Growth Portfolio returned 0.51%, 0.22%, and 0.31%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 2.64%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. stock market rallied strongly in the first several months of the year on indications of continued global expansion. It relinquished much of its advance through the end of the year, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

Strong commodity prices earlier in the year reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, a devastating earthquake and tsunami in Japan, and slowing growth in China.

The U.S. economy finished the year on firmer footing as fears of an autumn slowdown failed to materialize. Into year-end, most economic indicators, including employment, manufacturing, and housing, signaled accelerating improvement. While the pace of economic growth remained subpar, the end-of-year strength put to rest fears of another recession. The resilience of the U.S. economy was noteworthy in light of the magnitude of global macroeconomic and political shocks, and the inability of the U.S. House and Senate to overcome differences and find compromise.

PORTFOLIO REVIEW/YEAR-END POSITIONING

Portfolio underperformance came largely in the year’s final months. During the year, stock selection was detrimental in Energy, Healthcare, and Financials. Oil services company Schlumberger, Ltd. was adversely affected by activity disruptions in the Middle East and an unfavorable pricing environment that hurt international margins. We expect pricing to improve in 2012, as industry spending continues at a double-digit pace and capacity is absorbed. We also believe the company stands to benefit, from increased industry activity, especially deepwater drilling, that favors its technologies and services, which we view as best-in-class. In Healthcare, Illumina, Inc. was hurt by purchasing delays caused by research funding concerns. It develops genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. The commercialization of gene-based medicine is still in its early stages, and the opportunity for growth in Illumina’s core business remains strong, in our view, despite near-term headwinds. In Financials, Goldman Sachs Group, Inc.’s decline reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions.

In the Materials and Industrials sectors, stock selection and underweight positions benefited relative returns. Monsanto Co.’s better-than-expected earnings reflected robust herbicide and soybean operations. Incorporating biotechnology and genomics, its genetically altered seeds resist insects, increasing crop yields. Precision Castparts Corp. rose on an improved outlook for its industrial gas turbine operations and solid growth in its investment cast products and forged products aerospace business.

Consumer Staples holdings generated the Portfolio’s largest returns, although an underweight position hurt performance relative to the benchmark. Natural foods retailer Whole Foods Market, Inc. climbed on strong sales trends and market share gains. Estee Lauder Cos., Inc.’s strong revenue and earnings were fueled by successful new product launches and increased market penetration, particularly in emerging markets.

MSF-1

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

An overweight position worked well in Consumer Discretionary, where Starbucks Corp. benefited from strong domestic and international growth and enthusiasm about its expanded presence in the premium single-cup coffee market.

Several Information Technology holdings posted substantial gains. MasterCard Inc.’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve limited debit-transaction fees charged by banks less onerously than had been feared. Apple, Inc.’s financial results beat consensus forecasts, as sales of iPhones and iPads continued to impress. Detractors of note in the sector included internet protocol routing company Juniper Networks, Inc., which was hurt by a deteriorating macroeconomic backdrop. NetApp Inc.’s earnings were in line with consensus projections, but revenues were shy of estimates, and sales guidance came in below consensus forecasts.

Over the course of 2011, we increased the Portfolio’s weights in Healthcare and Materials, and decreased its weights in Consumer Staples and Industrials. We tilted the Portfolio’s Energy holdings, after oil prices fell sharply on concerns of a slowdown in global growth, toward companies we expected to benefit as prices rebounded. Relative to the Russell 1000 Growth Index, at the end of 2011, the Portfolio was overweight Consumer Discretionary, Healthcare, and Information Technology; and underweight Consumer Staples, Energy, Industrials, and Materials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	0.51	2.20	3.76
Class B	0.22	1.93	3.49
Class E	0.31	2.04	4.95
Russell 1000 Growth Index	2.64	2.50	3.88

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	5.7
Amazon.com, Inc.	3.7
Google, Inc. (Class A)	3.5
MasterCard, Inc.	2.7
Precision Castparts Corp.	2.7
International Business Machines Corp.	2.7
Starbucks Corp.	2.6
Shire plc (ADR)	2.4
Nike, Inc.	2.1
Monsanto Co.	2.0

Top Sectors

% of Net Assets
Information Technology	31.5
Consumer Discretionary	24.3
Health Care	16.1
Industrials	6.9
Consumer Staples	6.5
Energy	6.1
Financials	3.2
Materials	2.6
Telecommunications	1.9
Cash & Equivalents	0.9

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.59%	$1,000.00	$931.00	$2.87
	Hypothetical*	0.59%	$1,000.00	$1,022.20	$3.01

Class B(a)	Actual	0.84%	$1,000.00	$929.00	$4.08
	Hypothetical*	0.84%	$1,000.00	$1,020.92	$4.28

Class E(a)	Actual	0.74%	$1,000.00	$930.00	$3.60
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.2%
Precision Castparts Corp.	232,631	$38,335,262
The Boeing Co. (a)	302,312	22,174,585
United Technologies Corp.	193,243	14,124,131

		74,633,978

Auto Components—1.1%
BorgWarner, Inc. (a) (b)	254,811	16,241,653

Automobiles—1.7%
Bayerische Motoren Werke AG (EUR)	144,760	9,699,641
Harley-Davidson, Inc.	383,902	14,922,271

		24,621,912

Biotechnology—3.6%
Alexion Pharmaceuticals, Inc. (b)	164,854	11,787,061
Celgene Corp. (b)	416,067	28,126,130
Vertex Pharmaceuticals, Inc. (b)	346,431	11,504,974

		51,418,165

Capital Markets—1.5%
Morgan Stanley	728,689	11,025,065
The Goldman Sachs Group, Inc.	115,585	10,452,351

		21,477,416

Chemicals—2.6%
E. I. du Pont de Nemours & Co.	197,139	9,025,024
Monsanto Co. (a)	412,691	28,917,258

		37,942,282

Communications Equipment—2.1%
Juniper Networks, Inc. (b)	329,889	6,733,034
QUALCOMM, Inc.	439,788	24,056,404

		30,789,438

Computers & Peripherals—8.5%
Apple, Inc. (b)	201,867	81,756,135
EMC Corp. (b)	1,220,825	26,296,571
NetApp, Inc. (b)	369,698	13,408,946

		121,461,652

Consumer Finance—1.7%
American Express Co.	513,531	24,223,257

Electrical Equipment—0.3%
Roper Industries, Inc.	43,977	3,820,282

Energy Equipment & Services—2.2%
National Oilwell Varco, Inc.	111,628	7,589,588
Schlumberger, Ltd.	341,834	23,350,680

		30,940,268

Food & Staples Retailing—3.6%
Costco Wholesale Corp.	346,473	$28,868,130
Whole Foods Market, Inc.	332,284	23,120,321

		51,988,451

Food Products—1.2%
Mead Johnson Nutrition Co.	251,106	17,258,515

Health Care Providers & Services—1.6%
Express Scripts, Inc. (b)	505,228	22,578,639

Hotels, Restaurants & Leisure—6.2%
Chipotle Mexican Grill, Inc. (b)	59,044	19,941,521
Dunkin’ Brands Group, Inc. (b)	287,164	7,173,357
McDonald’s Corp.	233,580	23,435,081
Starbucks Corp.	820,933	37,771,127

		88,321,086

Internet & Catalog Retail—4.7%
Amazon.com, Inc. (b)	305,413	52,866,990
priceline.com, Inc. (b)	31,486	14,726,317

		67,593,307

Internet Software & Services—6.3%
Baidu, Inc. (ADR) (b)	210,981	24,572,957
Google, Inc. (Class A) (b)	76,894	49,665,835
LinkedIn Corp. (a) (b)	116,026	7,310,798
Tencent Holdings, Ltd. (HKD) (a)	376,373	7,574,378
Youku.com, Inc. (ADR) (a) (b)	64,865	1,016,435

		90,140,403

IT Services—7.3%
Cognizant Technology Solutions Corp. (Class A) (b)	212,542	13,668,576
International Business Machines Corp.	207,148	38,090,374
MasterCard, Inc.	104,573	38,986,906
Visa, Inc. (Class A)	144,554	14,676,568

		105,422,424

Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc. (b)	641,464	22,406,338
Illumina, Inc. (a) (b)	255,584	7,790,200

		30,196,538

Media—1.0%
The Walt Disney Co.	399,238	14,971,425

Oil, Gas & Consumable Fuels—4.0%
Anadarko Petroleum Corp. (a)	109,704	8,373,706
Concho Resources, Inc. (b)	176,755	16,570,781
EOG Resources, Inc.	162,215	15,979,800
Occidental Petroleum Corp.	167,824	15,725,109

		56,649,396

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—1.7%
The Estee Lauder Cos., Inc.	214,320	$24,072,422

Pharmaceuticals—8.8%
Allergan, Inc.	302,073	26,503,885
Bristol-Myers Squibb Co. (a)	521,204	18,367,229
Johnson & Johnson	312,613	20,501,161
Novo Nordisk A/S (ADR)	201,413	23,214,862
Shire plc (ADR)	329,673	34,253,025
Valeant Pharmaceuticals International, Inc. (b)	86,371	4,032,662

		126,872,824

Road & Rail—1.5%
Union Pacific Corp.	197,106	20,881,410

Semiconductors & Semiconductor Equipment—1.2%
ARM Holdings plc (ADR)	221,488	6,128,573
Avago Technologies, Ltd.	405,429	11,700,681

		17,829,254

Software—6.0%
Oracle Corp.	964,737	24,745,504
Red Hat, Inc. (b)	337,921	13,952,758
Salesforce.com, Inc. (a) (b)	216,851	22,001,703
VMware, Inc. (b)	310,690	25,846,301

		86,546,266

Specialty Retail—2.3%
Bed Bath & Beyond, Inc. (b)	161,915	9,386,213
Lowe’s Cos., Inc.	279,675	7,098,151
Tiffany & Co. (a)	256,343	16,985,287

		33,469,651

Textiles, Apparel & Luxury Goods—7.2%
Burberry Group plc (ADR)	298,965	11,073,663
Coach, Inc.	306,229	18,692,218
Lululemon Athletica, Inc. (a) (b)	270,023	12,599,273
LVMH Moet Hennessy Louis Vuitton S.A. (ADR)	148,426	4,170,771
Nike, Inc.	321,772	31,009,168
Ralph Lauren Corp.	187,934	25,949,927

		103,495,020

Wireless Telecommunication Services—1.9%
American Tower Corp.	456,369	27,386,704

Total Common Stock (Identified Cost $1,198,292,990)		1,423,244,038

Short Term Investments—5.9%

Mutual Funds—5.0%
State Street Navigator Securities Lending Prime Portfolio (c)	71,072,609	71,072,609

Security Description	Par Amount	Value*

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $12,769,014 on 01/03/12, collateralized by $12,555,000 U.S. Treasury Note 1.750% due 01/31/14 with a value of $13,025,813	$12,769,000	$12,769,000

Total Short Term Investments (Identified Cost $83,841,609)		83,841,609

Total Investments—105.0% (Identified Cost $1,282,134,599) (d)		1,507,085,647
Liabilities in excess of other assets		(71,153,919)

Net Assets—100.0%		$1,435,931,728

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $68,982,408 and the collateral received consisted of cash in the amount of $71,072,609. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,282,788,308. The aggregate unrealized appreciation and depreciation of investments was $278,410,855 and $(54,113,516), respectively, resulting in net unrealized appreciation of $224,297,339 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$74,633,978	$—	$—	$74,633,978
Auto Components	16,241,653	—	—	16,241,653
Automobiles	14,922,271	9,699,641	—	24,621,912
Biotechnology	51,418,165	—	—	51,418,165
Capital Markets	21,477,416	—	—	21,477,416
Chemicals	37,942,282	—	—	37,942,282
Communications Equipment	30,789,438	—	—	30,789,438
Computers & Peripherals	121,461,652	—	—	121,461,652
Consumer Finance	24,223,257	—	—	24,223,257
Electrical Equipment	3,820,282	—	—	3,820,282
Energy Equipment & Services	30,940,268	—	—	30,940,268
Food & Staples Retailing	51,988,451	—	—	51,988,451
Food Products	17,258,515	—	—	17,258,515
Health Care Providers & Services	22,578,639	—	—	22,578,639
Hotels, Restaurants & Leisure	88,321,086	—	—	88,321,086
Internet & Catalog Retail	67,593,307	—	—	67,593,307
Internet Software & Services	82,566,025	7,574,378	—	90,140,403
IT Services	105,422,424	—	—	105,422,424
Life Sciences Tools & Services	30,196,538	—	—	30,196,538
Media	14,971,425	—	—	14,971,425
Oil, Gas & Consumable Fuels	56,649,396	—	—	56,649,396
Personal Products	24,072,422	—	—	24,072,422
Pharmaceuticals	126,872,824	—	—	126,872,824
Road & Rail	20,881,410	—	—	20,881,410
Semiconductors & Semiconductor Equipment	17,829,254	—	—	17,829,254
Software	86,546,266	—	—	86,546,266
Specialty Retail	33,469,651	—	—	33,469,651
Textiles, Apparel & Luxury Goods	103,495,020	—	—	103,495,020
Wireless Telecommunication Services	27,386,704	—	—	27,386,704
Total Common Stock	1,405,970,019	17,274,019	—	1,423,244,038
Short Term Investments
Mutual Funds	71,072,609	—	—	71,072,609
Repurchase Agreement	—	12,769,000	—	12,769,000
Total Short Term Investments	71,072,609	12,769,000	—	83,841,609
Total Investments	$1,477,042,628	$30,043,019	$—	$1,507,085,647

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,507,085,647
Cash		378
Receivable for:
Fund shares sold		203,040
Interest and dividends		1,107,795
Foreign taxes		17,753

Total Assets		1,508,414,613
Liabilities
Payable for:
Fund shares redeemed	$501,667
Collateral for securities loaned	71,072,609
Accrued expenses:
Management fees	690,554
Distribution and service fees	92,436
Deferred directors’ fees	26,400
Other expenses	99,219

Total Liabilities		72,482,885

Net Assets		$1,435,931,728

Net assets consists of:
Paid in surplus		$943,156,653
Undistributed net investment income		2,607,597
Accumulated net realized gains		265,216,609
Unrealized appreciation on investments and foreign currency transactions		224,950,869

Net Assets		$1,435,931,728

Net Assets
Class A		$997,145,949
Class B		429,861,955
Class E		8,923,824
Capital Shares (Authorized) Outstanding
Class A (160,000,000)		82,164,995
Class B (60,000,000)		35,721,413
Class E (5,000,000)		738,002
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.14
Class B		12.03
Class E		12.09

(a)	Identified cost of investments was $1,282,134,599.
(b)	Includes securities on loan with a value of $68,982,408.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$14,075,800
Interest (b)		256,765

		14,332,565
Expenses
Management fees	$11,027,296
Distribution and service fees—Class B	1,083,604
Distribution and service fees—Class E	14,279
Directors’ fees and expenses	50,566
Custodian and accounting	141,940
Audit and tax services	36,228
Legal	19,737
Shareholder reporting	180,926
Insurance	21,393
Miscellaneous	20,764

Total expenses	12,596,733
Less broker commission recapture	(202,744)
Less management fee waivers	(1,214,738)	11,179,251

Net Investment Income		3,153,314

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	337,881,836
Futures contracts	4,932,699
Foreign currency transactions	(129,302)	342,685,233

Net change in unrealized depreciation on:
Investments	(274,455,909)
Foreign currency transactions	(179)	(274,456,088)

Net realized and unrealized gain		68,229,145

Net Increase in Net Assets From Operations		$71,382,459

(a)	Net of foreign taxes of $115,045.
(b)	Includes net income on securities loaned of $255,099.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,153,314	$6,112,879
Net realized gain	342,685,233	63,902,035
Net change in unrealized appreciation (depreciation)	(274,456,088)	170,293,194

Increase in net assets from operations	71,382,459	240,308,108

From Distributions to Shareholders
Net investment income
Class A	(5,304,064)	(9,830,423)
Class B	(247,817)	(1,431,963)
Class E	(13,913)	(42,546)

Total distributions	(5,565,794)	(11,304,932)

Increase (decrease) in net assets from capital share transactions	(917,945,122)	76,972,619

Total increase (decrease) in net assets	(852,128,457)	305,975,795

Net Assets
Beginning of the period	2,288,060,185	1,982,084,390

End of the period	$1,435,931,728	$2,288,060,185

Undistributed Net Investment Income
End of the period	$2,607,597	$5,580,057

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	7,415,673	$91,994,633	23,631,622	$259,834,993
Reinvestments	414,380	5,304,064	855,563	9,830,423
Redemptions	(78,658,079)	(1,017,982,207)	(20,099,844)	(224,532,861)

Net increase (decrease)	(70,828,026)	$(920,683,510)	4,387,341	$45,132,555

Class B
Sales	8,172,689	$100,290,943	8,103,250	$87,739,550
Reinvestments	19,498	247,817	125,391	1,431,963
Redemptions	(7,850,625)	(96,457,870)	(5,314,982)	(57,129,827)

Net increase	341,562	$4,080,890	2,913,659	$32,041,686

Class E
Sales	134,745	$1,661,543	262,286	$2,987,878
Reinvestments	1,090	13,913	3,713	42,546
Redemptions	(243,573)	(3,017,958)	(294,902)	(3,232,046)

Net decrease	(107,738)	$(1,342,502)	(28,903)	$(201,622)

Increase (decrease) derived from capital share transactions		$(917,945,122)		$76,972,619

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.11	$10.91	$7.81	$13.62	$12.71

Income (Loss) From Investment Operations
Net investment income (a)	0.03	0.04	0.04	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.03	1.23	3.08	(4.61)	1.39

Total from investment operations	0.06	1.27	3.12	(4.56)	1.45

Less Distributions
Distributions from net investment income	(0.03)	(0.07)	(0.02)	(0.28)	(0.06)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.97)	(0.48)

Total distributions	(0.03)	(0.07)	(0.02)	(1.25)	(0.54)

Net Asset Value, End of Period	$12.14	$12.11	$10.91	$7.81	$13.62

Total Return (%)	0.51	11.63	39.99	(36.43)	11.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.66	0.67	0.67
Net ratio of expenses to average net assets (%) (b)	0.57	0.59	0.64	N/A	N/A
Ratio of net investment income to average net assets (%)	0.22	0.35	0.44	0.47	0.44
Portfolio turnover rate (%)	47	66	58	78	71
Net assets, end of period (in millions)	$997.15	$1,852.81	$1,621.03	$673.25	$1,016.21

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.01	$10.83	$7.76	$13.53	$12.63

Income (Loss) From Investment Operations
Net investment income (a)	0.00 (c)	0.01	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.03	1.21	3.05	(4.57)	1.39

Total from investment operations	0.03	1.22	3.07	(4.55)	1.41

Less Distributions
Distributions from net investment income	(0.01)	(0.04)	0.00	(0.25)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.97)	(0.48)

Total distributions	(0.01)	(0.04)	0.00	(1.22)	(0.51)

Net Asset Value, End of Period	$12.03	$12.01	$10.83	$7.76	$13.53

Total Return (%)	0.22	11.31	39.56	(36.54)	11.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.91	0.92	0.92
Net ratio of expenses to average net assets (%) (b)	0.82	0.84	0.89	N/A	N/A
Ratio of net investment income to average net assets (%)	0.02	0.10	0.20	0.22	0.18
Portfolio turnover rate (%)	47	66	58	78	71
Net assets, end of period (in millions)	$429.86	$425.04	$351.54	$224.10	$293.81

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$12.07	$10.88	$7.78		$13.58	$12.67

Income (Loss) From Investment Operations
Net investment income (a)	0.01	0.02	0.03		0.03	0.04
Net realized and unrealized gain (loss) on investments	0.03	1.22	3.07		(4.60)	1.39

Total from investment operations	0.04	1.24	3.10		(4.57)	1.43

Less Distributions
Distributions from net investment income	(0.02)	(0.05)	(0.00	)(d)	(0.26)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00		(0.97)	(0.48)

Total distributions	(0.02)	(0.05)	(0.00)		(1.23)	(0.52)

Net Asset Value, End of Period	$12.09	$12.07	$10.88		$7.78	$13.58

Total Return (%)	0.31	11.44	39.88		(36.57)	11.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.81		0.82	0.82
Net ratio of expenses to average net assets (%) (b)	0.72	0.74	0.79		N/A	N/A
Ratio of net investment income to average net assets (%)	0.12	0.21	0.30		0.31	0.28
Portfolio turnover rate (%)	47	66	58		78	71
Net assets, end of period (in millions)	$8.92	$10.21	$9.51		$6.35	$12.31

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Net investment income for the period was less than $0.01.
(d)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$11,027,296	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1.0 billion
0.100%	On the next $1.0 billion
0.080%	On amounts in excess of $2.0 billion

Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$832,336,968	$0	$1,681,893,315

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $503,985,329 and resulted in a realized gain of $183,009,329. The Portfolio also engaged in security transactions with other accounts managed by Jennison Associates LLC that amounted to $1,424,754 in purchases of investments which is included above.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25 through April 28, 2011, the Portfolio bought and sold $354,342,876 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $4,932,699 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$5,565,794	$11,304,932	$—	$—	$—	$—	$5,565,794	$11,304,932

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$2,633,997	$265,870,318	$224,297,160	$—	$—	$492,801,475

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies

MSF-17

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

At a meeting held on November 17, 2011, the Board, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets of Oppenheimer Capital Appreciation Portfolio (“Oppenheimer Capital Appreciation”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Oppenheimer Capital Appreciation. On or about February 24, 2012, the shareholders of Oppenheimer Capital Appreciation will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of Oppenheimer Capital Appreciation, the reorganization will close on or about April 30, 2012.

MSF-18

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-23

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-24

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-25

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-26

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Core Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 0.59%, 0.34%, and 0.44%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -4.18%.

MARKET ENVIRONMENT/CONDITIONS

Following two consecutive years of substantial (25%+) returns in 2009 and 2010, small cap stocks posted a decline in 2011 as investors navigated a range of economic and political dynamics. Small cap stock indices finished the year down between 4.0% and 5.5% depending on the index chosen. The stresses of United States (“U.S.”) political stalemate, the downgrade of U.S. debt, and the ongoing European debt crisis proved to be too difficult for the markets to handle. Market leadership changed hands many times during the year, rotating from “risk-on” to “risk-off,” large-cap to small-cap, and growth versus value. Although largely negative, there were encouraging developments as key economic data points began to show signs of improvement and corporate earnings were generally positive.

PORTFOLIO REVIEW/YEAR-END POSITIONING

For the one year period ending December 31, 2011, the Portfolio outperformed the Russell 2000 Index. This outperformance was due primarily to stock selection in the Industrials, Energy, Consumer Discretionary, and Information Technology sectors. Only two sectors contributed negatively to relative performance: Utilities and Consumer Staples, although this impact was not significant. The Portfolio’s high quality bias proved beneficial during 2011. While quality can be defined in many ways, based on such methods as Return on Equity (ROE), stock price, and market cap, higher quality outperformed during the year.

In the Industrials sector, the strongest performing companies were The Advisory Board Co. and Westport Innovations, Inc. Advisory Board, a business service provider to the health care industry, continued to post strong results throughout the year. The company reported strong contract value growth, driven primarily by their newer software-as-a-service programs. Natural gas engine company Westport Innovations also performed well during the year. Shares rose after the company announced plans to work with Royal Dutch Shell to increase the sales of natural-gas powered vehicles and fuels in North America.

Within Consumer Discretionary, Ulta Salon Cosmetics & Fragrance, Inc. and Sally Beauty Holdings, Inc. were the strongest performers. Ulta Salon posted very strong results driven by an increase in sales and gross margins. We believe they are beginning to differentiate themselves in the beauty category and growing the number of stores with internally generated capital. Sally Beauty, which distributes beauty products and operates a chain of beauty supply stores, experienced accelerating sales growth and higher margins which resulted in a steady increase in earnings expectations throughout the year.

Within Information Technology, Varian Semiconductor, Inc. and Informatica Corp. were the strongest performers. Shares of Varian Semiconductor were up during the year after it was reported that Applied Materials had agreed to acquire Varian for a significant premium. Data gathering software company Informatica was up during the year after reporting a series of strong quarterly results. Revenue accelerated as the company has been signing larger deals and broadening its product lines.

The slight underperformance of the Utilities sector within the Portfolio was due primarily to our underweight position in the sector that was the strongest returning sector in the benchmark for the year. This underweight position was purely a result of where we found individual investment opportunities.

The overall positioning of the Portfolio did not change dramatically over the course of the year. The primary changes that resulted from our individual stock decisions were a decrease in our Information Technology exposure and an increase in our Industrials and Healthcare exposures. Within Information Technology, we harvested gains in some of our largest outperformers and sold select names due to poor fundamental outlooks. Within Industrials, we primarily added to our machinery exposure where we believe the outlook is strong for our selected companies and within Healthcare, we added companies with visible earnings and valuations that had become depressed in the current market.

Mark Burns, CFA

John Slavik, CFA

Joseph Gatz, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Core Portfolio
Class A	0.59	3.69	6.42	—
Class B	0.34	3.43	—	8.85
Class E	0.44	3.53	6.27	—
Russell 2000 Index	-4.18	0.15	5.62	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, and Class E shares are 5/2/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Oceaneering International, Inc.	1.3
Signature Bank	1.0
Lufkin Industries, Inc.	1.0
Stifel Financial Corp.	1.0
Genesee & Wyoming, Inc.	1.0
RBC Bearings, Inc.	0.9
Waste Connections, Inc.	0.9
W.R. Grace & Co.	0.8
DealerTrack Holdings, Inc.	0.8
Sally Beauty Holdings, Inc.	0.7

Top Sectors

% of Net Assets
Financials	19.7
Industrials	19.5
Information Technology	18.6
Consumer Discretionary	15.1
Health Care	10.4
Energy	6.5
Materials	3.6
Consumer Staples	2.5
Utilities	2.1
Cash & Equivalents	2.0

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.92%	$1,000.00	$911.80	$4.43
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.69

Class B(a)	Actual	1.17%	$1,000.00	$910.60	$5.63
	Hypothetical*	1.17%	$1,000.00	$1,019.24	$5.95

Class E(a)	Actual	1.07%	$1,000.00	$911.10	$5.15
	Hypothetical*	1.07%	$1,000.00	$1,019.75	$5.45

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—98.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
HEICO Corp. (Class B) (a)	32,698	$1,912,179
Hexcel Corp. (b)	87,300	2,113,533
Triumph Group, Inc. (a)	29,863	1,745,492

		5,771,204

Air Freight & Logistics—0.4%
HUB Group, Inc. (a) (b)	47,236	1,531,863

Auto Components—1.5%
Amerigon, Inc. (a) (b)	111,242	1,586,311
Dana Holding Corp. (b)	130,227	1,582,258
Tenneco, Inc. (a) (b)	91,994	2,739,581

		5,908,150

Biotechnology—1.5%
Alkermes plc (a) (b)	80,713	1,401,178
Cepheid, Inc. (a) (b)	45,161	1,553,990
Cubist Pharmaceuticals, Inc. (a) (b)	45,858	1,816,894
Inhibitex, Inc. (b)	97,461	1,066,223

		5,838,285

Building Products—0.9%
Armstrong World Industries, Inc. (a) (b)	34,915	1,531,721
Griffon Corp. (a) (b)	87,810	801,705
NCI Building Systems, Inc. (a) (b)	114,799	1,247,865

		3,581,291

Capital Markets—2.7%
Ares Capital Corp.	127,615	1,971,652
Evercore Partners, Inc. (a)	64,365	1,713,396
Fifth Street Finance Corp. (a) (b)	184,048	1,761,340
Financial Engines, Inc. (a) (b)	73,595	1,643,376
Stifel Financial Corp. (a) (b)	118,837	3,808,726

		10,898,490

Chemicals—2.1%
Ferro Corp. (a) (b)	154,982	757,862
Koppers Holdings, Inc. (a)	42,442	1,458,307
Minerals Technologies, Inc. (a)	23,670	1,338,065
Olin Corp. (a)	68,201	1,340,150
W.R. Grace & Co. (b)	64,254	2,950,544
Zep, Inc. (a)	37,991	531,114

		8,376,042

Commercial Banks—6.1%
BancorpSouth, Inc. (a)	141,944	1,564,223
Cathay General Bancorp (a)	151,143	2,256,565
City National Corp. (a)	42,911	1,895,808
CVB Financial Corp. (a)	135,149	1,355,545
First Financial Bancorp (a)	131,427	2,186,945
Iberiabank Corp. (a)	38,629	1,904,410
Pinnacle Financial Partners, Inc. (a) (b)	59,814	965,996
Popular, Inc. (b)	629,648	875,211
Prosperity Bancshares, Inc. (a)	44,806	1,807,922

Commercial Banks—(Continued)
Signature Bank (a) (b)	67,318	$4,038,407
SVB Financial Group (a) (b)	37,418	1,784,464
Texas Capital Bancshares, Inc. (a) (b)	53,116	1,625,881
Wintrust Financial Corp. (a)	70,706	1,983,303

		24,244,680

Commercial Services & Supplies—3.4%
KAR Auction Services, Inc. (a) (b)	83,317	1,124,780
McGrath Rentcorp (a)	81,050	2,349,640
Mobile Mini, Inc. (a) (b)	79,556	1,388,252
Rollins, Inc. (a)	106,037	2,356,142
Standard Parking Corp. (a) (b)	101,328	1,810,731
Team, Inc. (a) (b)	31,459	935,905
Waste Connections, Inc. (a)	104,037	3,447,786

		13,413,236

Communications Equipment—1.4%
ADTRAN, Inc. (a)	39,568	1,193,371
Brocade Communications Systems, Inc. (b)	77,072	400,004
Ciena Corp. (a) (b)	102,963	1,245,852
Harmonic, Inc. (a) (b)	201,950	1,017,828
Netgear, Inc. (a) (b)	48,407	1,625,023

		5,482,078

Computers & Peripherals—0.2%
QLogic Corp. (b)	62,071	931,065

Construction & Engineering—0.5%
MasTec, Inc. (a) (b)	76,725	1,332,713
MYR Group, Inc. (a) (b)	40,812	781,142

		2,113,855

Consumer Finance—1.4%
Cash America International, Inc. (a)	46,122	2,150,669
DFC Global Corp. (a) (b)	132,741	2,397,302
First Cash Financial Services, Inc. (a) (b)	33,861	1,188,183

		5,736,154

Distributors—0.3%
Core-Mark Holding Co., Inc. (a) (b)	26,618	1,054,073

Diversified Consumer Services—0.3%
Grand Canyon Education, Inc. (b)	67,007	1,069,432

Diversified Financial Services—0.6%
MarketAxess Holdings, Inc. (a)	68,831	2,072,501
PHH Corp. (a) (b)	26,530	283,871

		2,356,372

Electric Utilities—1.2%
Allete, Inc. (a)	45,545	1,911,979
ITC Holdings Corp. (a)	15,511	1,176,975
UIL Holdings Corp. (a)	51,103	1,807,513

		4,896,467

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Electrical Equipment—2.5%
AZZ, Inc. (a)	36,264	$1,647,836
Belden, Inc.	28,146	936,699
EnerSys (a) (b)	69,331	1,800,526
Global Power Equipment Group, Inc. (a) (b)	31,579	750,001
II-VI, Inc. (a) (b)	87,021	1,597,706
Polypore International, Inc. (a) (b)	24,405	1,073,576
Thomas & Betts Corp. (b)	40,134	2,191,316

		9,997,660

Electronic Equipment, Instruments & Components—3.4%
Cognex Corp. (a)	31,259	1,118,760
GSI Group, Inc. (a) (b)	84,911	868,639
IPG Photonics Corp. (b)	25,542	865,107
Littelfuse, Inc. (a) (b)	40,718	1,750,060
Maxwell Technologies, Inc. (b)	84,093	1,365,670
Measurement Specialties, Inc. (a) (b)	44,847	1,253,922
Methode Electronics, Inc. (a)	100,151	830,252
Rofin-Sinar Technologies, Inc. (a) (b)	59,713	1,364,442
Rogers Corp. (a) (b)	30,024	1,106,685
Scansource, Inc. (a) (b)	67,983	2,447,388
TTM Technologies, Inc. (b)	30,782	337,371

		13,308,296

Energy Equipment & Services—3.3%
Dril-Quip, Inc. (a) (b)	21,267	1,399,794
Helix Energy Solutions Group, Inc. (a) (b)	68,394	1,080,625
Lufkin Industries, Inc. (a)	57,464	3,867,902
Newpark Resources, Inc. (a) (b)	185,966	1,766,677
Oceaneering International, Inc.	109,991	5,073,885

		13,188,883

Food & Staples Retailing—1.2%
Casey’s General Stores, Inc. (a)	25,963	1,337,354
Spartan Stores, Inc. (a)	100,389	1,857,197
The Fresh Market, Inc. (a) (b)	36,909	1,472,669

		4,667,220

Food Products—1.3%
Corn Products International, Inc.	27,253	1,433,235
Darling International, Inc. (a) (b)	89,589	1,190,638
Fresh Del Monte Produce, Inc. (a) (b)	24,222	605,792
J&J Snack Foods Corp. (a)	38,615	2,057,407

		5,287,072

Gas Utilities—0.4%
UGI Corp. (a)	50,553	1,486,258

Health Care Equipment & Supplies—3.2%
Abaxis, Inc. (a) (b)	46,838	1,296,007
Cyberonics, Inc. (a) (b)	36,047	1,207,575
Insulet Corp. (a) (b)	99,864	1,880,439
NxStage Medical, Inc. (a) (b)	81,531	1,449,621
SurModics, Inc. (a) (b)	36,840	540,074
Teleflex, Inc.	26,766	1,640,488
Tornier NV (b)	77,080	1,387,440

Health Care Equipment & Supplies—(Continued)
Volcano Corp. (a) (b)	63,054	$1,500,055
Zeltiq Aesthetics, Inc. (a) (b)	76,368	867,541
Zoll Medical Corp. (b)	13,204	834,229

		12,603,469

Health Care Providers & Services—3.6%
Catalyst Health Solutions, Inc. (b)	26,949	1,401,348
Hanger Orthopedic Group, Inc. (a) (b)	132,531	2,477,004
HMS Holdings Corp. (a) (b)	63,751	2,038,757
Mednax, Inc. (a) (b)	28,221	2,032,194
PSS World Medical, Inc. (a) (b)	65,195	1,577,067
Team Health Holdings, Inc. (a) (b)	91,349	2,016,073
WellCare Health Plans, Inc. (b)	49,963	2,623,058

		14,165,501

Health Care Technology—0.4%
SXC Health Solutions Corp. (a) (b)	31,028	1,752,461

Hotels, Restaurants & Leisure—3.5%
Bravo Brio Restaurant Group, Inc. (a) (b)	68,214	1,169,870
Churchill Downs, Inc. (a)	26,178	1,364,659
Cracker Barrel Old Country Store, Inc. (a)	21,655	1,091,629
Life Time Fitness, Inc. (a) (b)	48,066	2,247,085
Marriott Vacations Worldwide Corp. (a) (b)	78,952	1,354,816
Panera Bread Co. (a) (b)	12,805	1,811,267
Six Flags Entertainment Corp.	27,367	1,128,615
Texas Roadhouse, Inc. (a) (b)	120,313	1,792,664
Wyndham Worldwide Corp. (a)	54,455	2,060,033

		14,020,638

Household Durables—0.8%
Jarden Corp. (a) (b)	45,023	1,345,287
La-Z-Boy, Inc. (a) (b)	95,623	1,137,914
Leggett & Platt, Inc. (a)	28,043	646,111

		3,129,312

Industrial Conglomerates—0.5%
Raven Industries, Inc. (a)	29,125	1,802,838

Insurance—2.1%
Employers Holdings, Inc. (a)	107,047	1,936,480
HCC Insurance Holdings, Inc. (a)	78,881	2,169,228
ProAssurance Corp. (b)	26,176	2,089,368
Reinsurance Group of America, Inc.	37,022	1,934,400

		8,129,476

Internet & Catalog Retail—0.3%
HSN, Inc. (a)	31,219	1,132,001

Internet Software & Services—3.0%
Angie’s List, Inc. (a) (b)	78,638	1,266,072
Constant Contact, Inc. (a) (b)	74,399	1,726,801
DealerTrack Holdings, Inc. (b)	107,766	2,937,701
IAC/InterActiveCorp. (a) (b)	34,879	1,485,845
Liquidity Services, Inc. (a) (b)	49,465	1,825,259

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
Perficient, Inc. (a) (b)	82,704	$827,867
Vocus, Inc. (b)	73,699	1,628,011

		11,697,556

IT Services—2.1%
Convergys Corp. (a) (b)	112,540	1,437,136
Euronet Worldwide, Inc. (a) (b)	73,353	1,355,564
InterXion Holding NV (b)	115,363	1,551,632
ServiceSource International, Inc. (a) (b)	72,888	1,143,613
Wright Express Corp. (a) (b)	51,930	2,818,760

		8,306,705

Leisure Equipment & Products—0.2%
Callaway Golf Co. (a)	134,281	742,574

Life Sciences Tools & Services—0.3%
Luminex Corp. (a) (b)	61,192	1,299,106

Machinery—4.8%
Actuant Corp. (a)	41,799	948,419
Alamo Group, Inc. (a)	35,349	951,949
Albany International Corp. (a)	99,911	2,309,942
Altra Holdings, Inc. (a) (b)	108,032	2,034,243
Chart Industries, Inc. (b)	31,340	1,694,554
Commercial Vehicle Group, Inc. (a) (b)	73,328	662,885
John Bean Technologies Corp. (a)	45,206	694,816
Middleby Corp. (a) (b)	13,208	1,242,080
RBC Bearings, Inc. (a) (b)	83,788	3,493,960
Robbins & Myers, Inc.	44,933	2,181,497
Wabtec Corp.	11,578	809,881
Westport Innovations, Inc. (a) (b)	55,799	1,854,759

		18,878,985

Marine—0.5%
Kirby Corp. (a) (b)	29,200	1,922,528

Media—1.5%
Arbitron, Inc. (a)	33,093	1,138,730
John Wiley & Sons, Inc.	47,043	2,088,709
Liberty Capital Group (Class A) (b)	21,950	1,713,197
MDC Partners, Inc.	85,107	1,150,647

		6,091,283

Metals & Mining—1.3%
Haynes International, Inc. (a)	24,355	1,329,783
Horsehead Holding Corp. (a) (b)	137,342	1,237,451
Reliance Steel & Aluminum Co. (a)	37,736	1,837,366
SunCoke Energy, Inc. (a) (b)	50,444	564,973

		4,969,573

Multi-Utilities—0.2%
NorthWestern Corp.	23,426	838,417

Multiline Retail—0.4%
Fred’s, Inc. (a)	116,167	1,693,715

Oil, Gas & Consumable Fuels—3.2%
Approach Resources, Inc. (a) (b)	59,226	$1,741,837
Berry Petroleum Co. (a)	26,687	1,121,388
Cloud Peak Energy, Inc. (b)	84,211	1,626,956
Energy Partners, Ltd. (b)	120,758	1,763,067
Oasis Petroleum, Inc. (a) (b)	48,522	1,411,505
Petroleum Development Corp. (b)	41,017	1,440,107
Rosetta Resources, Inc. (b)	37,487	1,630,684
World Fuel Services Corp. (a)	42,590	1,787,928

		12,523,472

Paper & Forest Products—0.2%
Deltic Timber Corp. (a)	15,928	961,892

Pharmaceuticals—1.4%
Aegerion Pharmaceuticals, Inc. (a) (b)	63,687	1,066,120
Auxilium Pharmaceuticals, Inc. (a) (b)	68,064	1,356,516
Impax Laboratories, Inc. (a) (b)	69,577	1,403,368
Obagi Medical Products, Inc. (a) (b)	70,477	716,046
Questcor Pharmaceuticals, Inc. (b)	28,253	1,174,760

		5,716,810

Professional Services—2.1%
CoStar Group, Inc. (a) (b)	29,428	1,963,730
FTI Consulting, Inc. (a) (b)	47,791	2,027,294
The Advisory Board Co. (a) (b)	29,522	2,190,828
The Corporate Executive Board Co. (a)	55,719	2,122,894

		8,304,746

Real Estate Investment Trusts—6.0%
American Campus Communities, Inc. (a)	67,010	2,811,740
BioMed Realty Trust, Inc. (a)	125,651	2,271,770
CubeSmart	189,165	2,012,716
DuPont Fabros Technology, Inc. (a)	88,770	2,150,009
Hersha Hospitality Trust (a)	393,951	1,922,481
Home Properties, Inc. (a)	29,420	1,693,709
Mid-America Apartment Communities, Inc. (a)	32,646	2,042,007
National Retail Properties, Inc.	68,839	1,815,973
Omega Healthcare Investors, Inc. (a)	103,589	2,004,447
Potlatch Corp. (a)	43,620	1,357,018
Sovran Self Storage, Inc.	43,715	1,865,319
UDR, Inc. (a)	73,787	1,852,054

		23,799,243

Road & Rail—1.7%
Genesee & Wyoming, Inc. (a) (b)	61,671	3,736,029
Old Dominion Freight Line, Inc. (b)	51,785	2,098,846
Werner Enterprises, Inc. (a)	39,521	952,456

		6,787,331

Semiconductors & Semiconductor Equipment—3.9%
Cavium, Inc. (a) (b)	55,030	1,564,503
CEVA, Inc. (a) (b)	55,926	1,692,321
Cymer, Inc. (a) (b)	38,741	1,927,752
EZchip Semiconductor, Ltd. (a) (b)	47,877	1,356,355
Hittite Microwave Corp. (a) (b)	29,638	1,463,524

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Lattice Semiconductor Corp. (b)	232,872	$1,383,260
Power Integrations, Inc. (a)	33,226	1,101,774
Semtech Corp. (a) (b)	67,601	1,677,857
Silicon Laboratories, Inc. (a) (b)	37,659	1,635,154
Teradyne, Inc. (a) (b)	115,244	1,570,776

		15,373,276

Software—4.7%
Allot Communications, Ltd. (b)	103,249	1,569,385
Ariba, Inc. (b)	82,908	2,328,057
CommVault Systems, Inc. (b)	32,364	1,382,590
Imperva, Inc. (b)	27,969	973,601
Monotype Imaging Holdings, Inc. (a) (b)	78,033	1,216,534
Progress Software Corp. (a) (b)	75,930	1,469,245
QLIK Technologies, Inc. (b)	57,672	1,395,662
RealPage, Inc. (a) (b)	59,982	1,515,745
Sourcefire, Inc. (a) (b)	68,327	2,212,428
SS&C Technologies Holdings, Inc. (a) (b)	101,366	1,830,670
SuccessFactors, Inc. (b)	21,271	848,075
Ultimate Software Group, Inc. (a) (b)	30,088	1,959,331

		18,701,323

Specialty Retail—4.5%
Asbury Automotive Group, Inc. (b)	100,343	2,163,395
DSW, Inc. (Class A) (b)	34,028	1,504,378
Genesco, Inc. (a) (b)	31,798	1,963,208
Hibbett Sports, Inc. (a) (b)	35,162	1,588,619
HOT Topic, Inc. (a)	258,298	1,707,350
Lumber Liquidators Holdings, Inc. (b)	83,882	1,481,356
RadioShack Corp. (a)	53,246	517,019
Rent-A-Center, Inc.	42,423	1,569,651
Sally Beauty Holdings, Inc. (a) (b)	133,947	2,830,300
Ulta Salon Cosmetics & Fragrance, Inc. (b)	18,513	1,201,864
Vitamin Shoppe, Inc. (a) (b)	35,015	1,396,398

		17,923,538

Textiles, Apparel & Luxury Goods—1.8%
Deckers Outdoor Corp. (a) (b)	18,131	1,370,160
Movado Group, Inc. (a)	85,135	1,546,903
Oxford Industries, Inc. (a)	19,365	873,749
PVH Corp.	26,852	1,892,797
True Religion Apparel, Inc. (b)	42,061	1,454,469

		7,138,078

Thrifts & Mortgage Finance—0.7%
BankUnited, Inc. (a)	51,407	1,130,440
Capitol Federal Financial, Inc. (a)	134,678	1,554,184

		2,684,624

Trading Companies & Distributors—0.6%
H&E Equipment Services, Inc. (a) (b)	72,386	971,420
Rush Enterprises, Inc. (a) (b)	70,728	1,479,630

		2,451,050

Transportation Infrastructure—0.1%
Wesco Aircraft Holdings, Inc. (b)	37,948	$530,893

Water Utilities—0.3%
Middlesex Water Co. (a)	61,079	1,139,734

Total Common Stock (Identified Cost $316,217,765)		388,350,274

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (b)	16,409	0

Total Warrants (Identified Cost $0)		0

Short Term Investments—31.2%

Mutual Funds—28.9%
State Street Navigator Securities Lending Prime Portfolio (c)	114,599,340	114,599,340

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $9,119,010 on 01/03/12, collateralized by $9,010,000 U.S. Treasury Note at 1.500% due 12/31/13 with a value of $9,302,825.	$9,119,000	9,119,000

Total Short Term Investments (Identified Cost $123,718,340)		123,718,340

Total Investments—129.2% (Identified Cost $439,936,105) (d)		512,068,614
Liabilities in excess of other assets		(115,676,645)

Net Assets—100.0%		$396,391,969

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $111,156,939 and the collateral received consisted of cash in the amount of $114,599,340. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $440,523,681. The aggregate unrealized appreciation and depreciation of investments was $82,146,522 and $(10,601,589), respectively, resulting in net unrealized appreciation of $71,544,933 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$388,350,274	$—	$—	$388,350,274
Warrants
Oil, Gas & Consumable Fuels	—	—	—	—
Short Term Investments
Mutual Funds	114,599,340	—	—	114,599,340
Repurchase Agreement	—	9,119,000	—	9,119,000
Total Short Term Investments	114,599,340	9,119,000	—	123,718,340
Total Investments	$502,949,614	$9,119,000	$—	$512,068,614

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$512,068,614
Cash		663
Receivable for:
Securities sold		79,752
Fund shares sold		45,884
Interest and dividends		274,405

Total Assets		512,469,318
Liabilities
Payable for:
Securities purchased	$358,141
Fund shares redeemed	690,363
Collateral for securities loaned	114,599,340
Accrued expenses:
Management fees	286,342
Distribution and service fees	34,631
Deferred directors’ fees	36,377
Other expenses	72,155

Total Liabilities		116,077,349

Net Assets		$396,391,969

Net assets consists of:
Paid in surplus		$314,722,882
Undistributed net investment loss		(36,377)
Accumulated net realized gains		9,572,955
Unrealized appreciation on investments		72,132,509

Net Assets		$396,391,969

Net Assets
Class A		$219,865,255
Class B		142,642,617
Class E		33,884,097
Capital Shares (Authorized) Outstanding
Class A (5,000,000)		981,265
Class B (1,500,000)		651,502
Class E (1,000,000)		153,351
Net Asset Value, Offering and Redemption Price Per Share
Class A		$224.06
Class B		218.94
Class E		220.96

(a)	Identified cost of investments was $439,936,105.
(b)	Includes securities on loan with a value of $111,156,939.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$3,755,174
Interest (b)		276,196

		4,031,370
Expenses
Management fees	$3,788,654
Distribution and service fees—Class B	363,580
Distribution and service fees—Class E	57,351
Directors’ fees and expenses	50,627
Custodian and accounting	53,093
Audit and tax services	35,763
Legal	4,872
Shareholder reporting	93,067
Insurance	4,188
Miscellaneous	10,922

Total expenses	4,462,117
Less broker commission recapture	(49,080)
Less management fee waivers	(210,481)	4,202,556

Net Investment Loss		(171,186)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		42,869,012
Net change in unrealized depreciation on:
Investments		(39,557,776)

Net realized and unrealized gain		3,311,236

Net Increase in Net Assets From Operations		$3,140,050

(a)	Net of foreign taxes of $4,971.
(b)	Includes net income on securities loaned of $275,209.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(171,186)	$522,664
Net realized gain	42,869,012	48,417,221
Net change in unrealized appreciation (depreciation)	(39,557,776)	45,563,883

Increase in net assets from operations	3,140,050	94,503,768

From Distributions to Shareholders
Net investment income
Class A	(267,020)	(210,309)

Total distributions	(267,020)	(210,309)

Decrease in net assets from capital share transactions	(34,371,600)	(36,835,275)

Total increase (decrease) in net assets	(31,498,570)	57,458,184

Net Assets
Beginning of the period	427,890,539	370,432,355

End of the period	$396,391,969	$427,890,539

Undistributed (Overdistributed) Net Investment Income
End of the period	$(36,377)	$372,271

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	52,988	$12,004,144	48,371	$9,053,621
Reinvestments	1,092	267,020	1,074	210,309
Redemptions	(168,857)	(38,508,491)	(199,553)	(37,348,157)

Net decrease	(114,777)	$(26,237,327)	(150,108)	$(28,084,227)

Class B
Sales	109,639	$24,228,616	95,107	$17,421,384
Redemptions	(107,673)	(24,038,563)	(99,501)	(18,143,919)

Net increase (decrease)	1,966	$190,053	(4,394)	$(722,535)

Class E
Sales	16,390	$3,664,300	12,431	$2,314,461
Redemptions	(52,899)	(11,988,626)	(55,176)	(10,342,974)

Net decrease	(36,509)	$(8,324,326)	(42,745)	$(8,028,513)

Decrease derived from capital share transactions		$(34,371,600)		$(36,835,275)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$222.98	$175.00	$134.79	$247.66	$249.37

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.13	0.43	0.31	0.56	(0.08)
Net realized and unrealized gain (loss) on investments	1.20	47.73	40.31	(79.58)	28.82

Total from investment operations	1.33	48.16	40.62	(79.02)	28.74

Less Distributions
Distributions from net investment income	(0.25)	(0.18)	(0.41)	0.00	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	(33.85)	(30.23)

Total distributions	(0.25)	(0.18)	(0.41)	(33.85)	(30.45)

Net Asset Value, End of Period	$224.06	$222.98	$175.00	$134.79	$247.66

Total Return (%)	0.59	27.53	30.25	(35.89)	11.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.99	0.96	0.95
Net ratio of expenses to average net assets (%) (b)	0.91	0.91	0.94	0.91	0.90
Ratio of net investment income (loss) to average net assets (%)	0.06	0.23	0.22	0.31	(0.03)
Portfolio turnover rate (%)	49	61	68	76	64
Net assets, end of period (in millions)	$219.87	$244.39	$218.08	$192.12	$365.44

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$218.20	$171.53	$132.03	$243.90	$246.37

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.41)	(0.02)	(0.05)	0.12	(0.67)
Net realized and unrealized gain (loss) on investments	1.15	46.69	39.55	(78.14)	28.43

Total from investment operations	0.74	46.67	39.50	(78.02)	27.76

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(33.85)	(30.23)

Total distributions	0.00	0.00	0.00	(33.85)	(30.23)

Net Asset Value, End of Period	$218.94	$218.20	$171.53	$132.03	$243.90

Total Return (%)	0.34	27.21	29.93	(36.06)	11.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.24	1.21	1.20
Net ratio of expenses to average net assets (%) (b)	1.16	1.16	1.19	1.16	1.15
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.01)	(0.03)	0.07	(0.27)
Portfolio turnover rate (%)	49	61	68	76	64
Net assets, end of period (in millions)	$142.64	$141.73	$112.17	$74.96	$108.14

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$219.99	$172.77	$132.99	$245.18	$247.29

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.22)	0.14	0.09	0.28	(0.45)
Net realized and unrealized gain (loss) on investments	1.19	47.08	39.83	(78.62)	28.57

Total from investment operations	0.97	47.22	39.92	(78.34)	28.12

Less Distributions
Distributions from net investment income	0.00	0.00	(0.14)	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(33.85)	(30.23)

Total distributions	0.00	0.00	(0.14)	(33.85)	(30.23)

Net Asset Value, End of Period	$220.96	$219.99	$172.77	$132.99	$245.18

Total Return (%)	0.44	27.34	30.05	(35.99)	11.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.14	1.11	1.10
Net ratio of expenses to average net assets (%) (b)	1.06	1.06	1.09	1.06	1.05
Ratio of net investment income (loss) to average net assets (%)	(0.10)	0.08	0.07	0.15	(0.18)
Portfolio turnover rate (%)	49	61	68	76	64
Net assets, end of period (in millions)	$33.88	$41.77	$40.19	$35.05	$63.43

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Core Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, net operating loss reclass, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$3,788,654	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.050% of average daily net assets. An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$204,052,378	$0	$237,538,447

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$185,970	$210,309	$81,050	$—	$—	$—	$267,020	$210,309

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$10,160,531	$71,544,933	$—	$—	$81,705,464

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-24

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-25

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-26

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Growth Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 2.98%, 2.75%, and 2.92%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -2.91%.

MARKET ENVIRONMENT/CONDITIONS

While markets were generally flat during 2011, it was a bumpy ride, with heightened levels of volatility and a myriad of headwinds to navigate. After spending much of the first half of the year in the positive, the second half was largely negative, despite a meaningful rally in October. The stresses of the United States (“U.S.”) political stalemate, the downgrade of U.S. debt, and the ongoing European debt crisis proved to be too much for markets to handle. Particularly impacted were small cap stocks, as investors flocked to lower risk investment opportunities. Although largely negative, there were encouraging developments, as key economic data points began to show signs of improvement and corporate earnings were generally positive.

PORTFOLIO REVIEW/YEAR-END POSITIONING

For the one year period ending December 31, 2011, the Portfolio outperformed the Russell 2000 Growth Index. This outperformance was due primarily to stock selection in the Industrials, Energy, Consumer Discretionary, and Information Technology sectors. Only two sectors contributed negatively to relative performance; Financials and Consumer Staples, although this impact was not significant.

The Portfolio’s high quality bias proved beneficial during 2011. While quality can be defined in many ways, based on such methods as Return on Equity (“ROE”), stock price and market cap, higher quality outperformed during the year. For instance, the top ROE quintile in the Russell 2000 Growth Index was up 1.9% versus a negative 19.7% return for the lowest quintile.

In the Industrials sector, the strongest performing companies were The Advisory Board Co. and Westport Innovations, Inc. Advisory Board, a business service provider to the health care industry, continued to post strong results throughout the year. The company reported strong contract value growth, driven primarily by their newer software-as-a-service programs. Natural gas engine company Westport Innovations also performed well during the year. Shares rose after the company announced plans to work with Royal Dutch Shell to increase the sales of natural-gas powered vehicles and fuels in North America.

In Energy, the two best performing stocks were Brigham Exploration Co. and Oceaneering International, Inc. Brigham Exploration was up during the year on strong quarterly results as efficiency gains began to offset service cost increases and the company’s pipeline remained strong. Additionally, the company announced it had agreed to be bought by Norway’s largest oil and gas producer. Off-shore drilling company Oceaneering International, also reported strong results during the year driven by renewed activity in the Gulf of Mexico and increasing global demand for their offshore products and services.

Within Consumer Discretionary, Ulta Salon Cosmetics & Fragrance, Inc. and Tempur-Pedic International, Inc. were the strongest performers. Ulta Salon posted very strong results driven by an increase in sales and gross margins. They have been beginning to differentiate themselves in the beauty category and growing the number of stores with internally generated capital. Tempur-Pedic also had a strong year as their Cloud products have allowed them to continue taking share and drive better efficiency.

The slight underperformance of the Financials sector was due primarily to the performance of Greenhill & Co. and Netspend Holdings, Inc., both of which were sold from the Portfolio during the period. Greenhill declined because they had a weak fourth quarter versus estimates, along with an uncertain outlook for merger and acquisition business. Netspend, a provider of pre-paid debit cards, fell due to poor business fundamentals. New card growth was light and potential regulatory changes loomed. Greenhill was sold based on fundamental concerns over deteriorating market shares in the advisory business, accompanied by some employee turnover. Netspend triggered our stop-loss.

The overall positioning of the Portfolio did not change dramatically over the course of the year. The primary changes that resulted from our individual stock decisions were a decrease in our Technology exposure and an increase in our Industrials and Healthcare exposures. Within Technology, we harvested gains in some of our largest outperformers and sold select names due to poor fundamental outlooks. Within Industrials, we primarily added to our machinery exposure where we believe the outlook is strong for our selected companies and within Healthcare, we added companies with visible earnings and valuations that had become depressed in the current market.

Mark Burns, CFA

John Slavik, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	2.98	1.62	3.82
Class B	2.75	1.39	3.56
Class E	2.92	1.50	3.68
Russell 2000 Growth Index	-2.91	2.09	4.48

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
DealerTrack Holdings, Inc.	1.8
Ariba, Inc.	1.4
Life Time Fitness, Inc.	1.4
The Advisory Board Co.	1.4
Sourcefire, Inc.	1.4
Robbins & Myers, Inc.	1.3
Asbury Automotive Group, Inc.	1.3
The Corporate Executive Board Co.	1.3
RBC Bearings, Inc.	1.3
Hexcel Corp.	1.3

Top Sectors

% of Net Assets
Information Technology	25.4
Industrials	19.3
Health Care	19.2
Consumer Discretionary	16.4
Energy	9.2
Financials	7.0
Cash & Equivalents	2.6
Consumer Staples	0.9

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.87%	$1,000.00	$904.20	$4.18
	Hypothetical*	0.87%	$1,000.00	$1,020.77	$4.43

Class B(a)	Actual	1.12%	$1,000.00	$903.40	$5.37
	Hypothetical*	1.12%	$1,000.00	$1,019.49	$5.70

Class E(a)	Actual	1.02%	$1,000.00	$903.80	$4.89
	Hypothetical*	1.02%	$1,000.00	$1,020.00	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—97.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.5%
HEICO Corp. (Class B) (a)	83,229	$4,867,232
Hexcel Corp. (a) (b)	222,218	5,379,898
Triumph Group, Inc. (a)	76,568	4,475,399

		14,722,529

Air Freight & Logistics—1.0%
HUB Group, Inc. (a) (b)	123,188	3,994,987

Auto Components—1.8%
Amerigon, Inc. (a) (b)	275,311	3,925,935
Tenneco, Inc. (a) (b)	127,684	3,802,429

		7,728,364

Biotechnology—3.5%
Alkermes plc (a) (b)	208,474	3,619,108
Cepheid, Inc. (a) (b)	116,325	4,002,743
Cubist Pharmaceuticals, Inc. (a) (b)	116,727	4,624,724
Inhibitex, Inc. (b)	249,920	2,734,125

		14,980,700

Building Products—0.7%
NCI Building Systems, Inc. (a) (b)	286,556	3,114,864

Capital Markets—3.1%
Evercore Partners, Inc. (a)	167,954	4,470,935
Financial Engines, Inc. (a) (b)	192,041	4,288,276
Stifel Financial Corp. (a) (b)	136,702	4,381,299

		13,140,510

Commercial Banks—3.2%
Signature Bank (a) (b)	80,162	4,808,918
SVB Financial Group (a) (b)	96,540	4,603,993
Texas Capital Bancshares, Inc. (a) (b)	137,859	4,219,864

		13,632,775

Commercial Services & Supplies—1.8%
Mobile Mini, Inc. (a) (b)	204,924	3,575,924
Waste Connections, Inc. (a)	118,107	3,914,066

		7,489,990

Communications Equipment—0.8%
Ciena Corp. (a) (b)	266,347	3,222,799

Construction & Engineering—0.8%
MasTec, Inc. (a) (b)	200,093	3,475,615

Consumer Finance—0.7%
First Cash Financial Services, Inc. (a) (b)	86,650	3,040,549

Diversified Consumer Services—0.7%
Grand Canyon Education, Inc. (a) (b)	172,888	2,759,292

Electrical Equipment—0.6%
Polypore International, Inc. (a) (b)	60,131	2,645,163

Electronic Equipment, Instruments & Components—2.1%
IPG Photonics Corp. (a) (b)	63,559	2,152,743

Electronic Equipment, Instruments & Components—(Continued)
Maxwell Technologies, Inc. (b)	209,658	$3,404,846
Measurement Specialties, Inc. (a) (b)	116,149	3,247,526

		8,805,115

Energy Equipment & Services—4.3%
Dril-Quip, Inc. (a) (b)	54,546	3,590,218
Lufkin Industries, Inc. (a)	74,416	5,008,941
Newpark Resources, Inc. (a) (b)	481,631	4,575,494
Oceaneering International, Inc. (a)	112,320	5,181,322

		18,355,975

Food & Staples Retailing—0.9%
The Fresh Market, Inc. (a) (b)	95,133	3,795,807

Health Care Equipment & Supplies—6.3%
Abaxis, Inc. (a) (b)	120,978	3,347,461
Cyberonics, Inc. (a) (b)	93,556	3,134,126
Insulet Corp. (a) (b)	257,648	4,851,512
NxStage Medical, Inc. (a) (b)	209,111	3,717,994
Tornier NV (b)	199,093	3,583,674
Volcano Corp. (a) (b)	156,126	3,714,238
Zeltiq Aesthetics, Inc. (a) (b)	198,204	2,251,597
Zoll Medical Corp. (b)	33,901	2,141,865

		26,742,467

Health Care Providers & Services—5.3%
Catalyst Health Solutions, Inc. (a) (b)	68,647	3,569,644
Hanger Orthopedic Group, Inc. (a) (b)	223,225	4,172,075
HMS Holdings Corp. (a) (b)	162,408	5,193,808
PSS World Medical, Inc. (a) (b)	170,151	4,115,953
Team Health Holdings, Inc. (a) (b)	235,296	5,192,983

		22,244,463

Health Care Technology—1.1%
SXC Health Solutions Corp. (a) (b)	80,800	4,563,584

Hotels, Restaurants & Leisure—4.3%
Bravo Brio Restaurant Group, Inc. (a) (b)	174,896	2,999,466
Life Time Fitness, Inc. (a) (b)	124,146	5,803,826
Panera Bread Co. (a) (b)	33,040	4,673,508
Texas Roadhouse, Inc. (a) (b)	310,407	4,625,064

		18,101,864

Internet Software & Services—5.7%
Angie’s List, Inc. (a) (b)	204,097	3,285,962
Constant Contact, Inc. (a) (b)	194,138	4,505,943
DealerTrack Holdings, Inc. (a) (b)	278,340	7,587,549
Liquidity Services, Inc. (a) (b)	126,316	4,661,060
Vocus, Inc. (a) (b)	190,145	4,200,303

		24,240,817

IT Services—1.6%
InterXion Holding NV (b)	291,092	3,915,187
ServiceSource International, Inc. (a) (b)	189,174	2,968,140

		6,883,327

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—0.8%
Luminex Corp. (a) (b)	158,819	$3,371,727

Machinery—4.7%
Chart Industries, Inc. (b)	81,732	4,419,249
RBC Bearings, Inc. (a) (b)	130,027	5,422,126
Robbins & Myers, Inc.	113,377	5,504,454
Westport Innovations, Inc. (a) (b)	141,234	4,694,618

		20,040,447

Media—0.7%
MDC Partners, Inc. (a)	218,449	2,953,430

Oil, Gas & Consumable Fuels—4.8%
Approach Resources, Inc. (a) (b)	154,456	4,542,551
Oasis Petroleum, Inc. (a) (b)	125,187	3,641,690
Petroleum Development Corp. (a) (b)	105,424	3,701,437
Rosetta Resources, Inc. (b)	93,111	4,050,328
World Fuel Services Corp. (a)	108,984	4,575,148

		20,511,154

Pharmaceuticals—2.2%
Aegerion Pharmaceuticals, Inc. (a) (b)	163,692	2,740,204
Auxilium Pharmaceuticals, Inc. (a) (b)	174,510	3,477,984
Questcor Pharmaceuticals, Inc. (a) (b)	72,976	3,034,342

		9,252,530

Professional Services—5.1%
CoStar Group, Inc. (a) (b)	76,398	5,098,039
FTI Consulting, Inc. (a) (b)	122,533	5,197,850
The Advisory Board Co. (a) (b)	76,990	5,713,428
The Corporate Executive Board Co. (a)	143,522	5,468,188

		21,477,505

Road & Rail—1.2%
Genesee & Wyoming, Inc. (a) (b)	80,291	4,864,029

Semiconductors & Semiconductor Equipment—6.5%
Cavium, Inc. (a) (b)	142,133	4,040,841
CEVA, Inc. (a) (b)	143,982	4,356,895
Cymer, Inc. (a) (b)	101,033	5,027,402
EZchip Semiconductor, Ltd. (a) (b)	124,260	3,520,286
Hittite Microwave Corp. (a) (b)	74,783	3,692,785
Power Integrations, Inc. (a)	84,435	2,799,865
Silicon Laboratories, Inc. (a) (b)	96,660	4,196,977

		27,635,051

Software—8.7%
Allot Communications, Ltd. (a) (b)	265,374	4,033,685
Ariba, Inc. (b)	216,339	6,074,799
CommVault Systems, Inc. (a) (b)	83,069	3,548,708
Imperva, Inc. (b)	72,761	2,532,810
QLIK Technologies, Inc. (a) (b)	148,793	3,600,791
RealPage, Inc. (a) (b)	155,679	3,934,008
Sourcefire, Inc. (a) (b)	176,000	5,698,880
SuccessFactors, Inc. (b)	55,335	2,206,206
Ultimate Software Group, Inc. (a) (b)	77,716	5,060,866

		36,690,753

Specialty Retail—5.6%
Asbury Automotive Group, Inc. (a) (b)	254,453	$5,486,007
DSW, Inc. (Class A) (a) (b)	86,596	3,828,409
Hibbett Sports, Inc. (a) (b)	90,722	4,098,820
Lumber Liquidators Holdings, Inc. (b)	216,429	3,822,136
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	48,306	3,136,025
Vitamin Shoppe, Inc. (a) (b)	88,245	3,519,211

		23,890,608

Textiles, Apparel & Luxury Goods—3.3%
Deckers Outdoor Corp. (a) (b)	46,702	3,529,270
Oxford Industries, Inc. (a)	49,717	2,243,231
PVH Corp.	65,332	4,605,253
True Religion Apparel, Inc. (b)	108,524	3,752,760

		14,130,514

Total Common Stock (Identified Cost $398,913,419)		412,499,304

Short Term Investments—31.2%

Mutual Funds—28.5%
State Street Navigator Securities Lending Prime Portfolio (c)	120,539,069	120,539,069

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $11,643,013 on 01/03/12, collateralized by $11,655,000 U.S. Treasury Note 1.000% due 01/15/14 with a value of $11,876,655	$11,643,000	11,643,000

Total Short Term Investments (Identified Cost $132,182,069)		132,182,069

Total Investments—128.6% (Identified Cost $531,095,488) (d)		544,681,373
Liabilities in excess of other assets		(121,146,159)

Net Assets—100.0%		$423,535,214

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $117,054,559 and the collateral received consisted of cash in the amount of $120,539,069. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $531,191,708. The aggregate unrealized appreciation and depreciation of investments was $34,088,108 and $(20,598,443), respectively, resulting in net unrealized appreciation of $13,489,665 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$412,499,304	$—	$—	$412,499,304
Short Term Investments
Mutual Funds	120,539,069	—	—	120,539,069
Repurchase Agreement	—	11,643,000	—	11,643,000
Total Short Term Investments	120,539,069	11,643,000	—	132,182,069
Total Investments	$533,038,373	$11,643,000	$—	$544,681,373

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$544,681,373
Cash		415
Receivable for:
Fund shares sold		319,308
Interest and dividends		4,093

Total Assets		545,005,189
Liabilities
Payable for:
Securities purchased	$380,719
Fund shares redeemed	165,508
Collateral for securities loaned	120,539,069
Accrued expenses:
Management fees	290,201
Distribution and service fees	14,138
Deferred directors’ fees	24,731
Other expenses	55,609

Total Liabilities		121,469,975

Net Assets		$423,535,214

Net assets consists of:
Paid in surplus		$451,038,419
Undistributed net investment loss		(24,731)
Accumulated net realized losses		(41,064,359)
Unrealized appreciation on investments		13,585,885

Net Assets		$423,535,214

Net Assets
Class A		$354,806,594
Class B		61,836,468
Class E		6,892,152
Capital Shares (Authorized) Outstanding
Class A (60,000,000)		35,449,226
Class B (13,000,000)		6,356,688
Class E (5,000,000)		699,311
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.01
Class B		9.73
Class E		9.86

(a)	Identified cost of investments was $531,095,488.
(b)	Includes securities on loan with a value of $117,054,559.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$644,875
Interest (b)		243,357

		888,232
Expenses
Management fees	$2,727,313
Distribution and service fees—Class B	166,143
Distribution and service fees—Class E	11,516
Directors’ fees and expenses	50,558
Custodian and accounting	37,667
Audit and tax services	35,763
Legal	3,831
Shareholder reporting	46,931
Insurance	2,984
Miscellaneous	9,011

Total expenses	3,091,717
Less broker commission recapture	(30,993)
Less management fee waivers	(253,035)	2,807,689

Net Investment Loss		(1,919,457)

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(11,226,494)
Futures contracts	(282,007)	(11,508,501)

Net change in unrealized depreciation on:
Investments		(17,604,153)

Net realized and unrealized loss		(29,112,654)

Net Decrease in Net Assets From Operations		$(31,032,111)

(a)	Net of foreign taxes of $11,445.
(b)	Includes net income on securities loaned of $242,027.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,919,457)	$(815,969)
Net realized gain (loss)	(11,508,501)	15,508,979
Net change in unrealized appreciation (depreciation)	(17,604,153)	10,332,185

Increase (decrease) in net assets from operations	(31,032,111)	25,025,195

Increase (decrease) in net assets from capital share transactions	351,916,158	(8,327,802)

Total increase in net assets	320,884,047	16,697,393

Net Assets
Beginning of the period	102,651,167	85,953,774

End of the period	$423,535,214	$102,651,167

Undistributed Net Investment Loss
End of the period	$(24,731)	$(17,118)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	34,743,199	$381,949,738	469,271	$3,895,528
Redemptions	(2,215,711)	(22,328,278)	(568,331)	(4,508,054)

Net increase (decrease)	32,527,488	$359,621,460	(99,060)	$(612,526)

Class B
Sales	980,331	$9,710,596	633,058	$4,993,967
Redemptions	(1,639,709)	(16,260,825)	(1,471,566)	(11,560,459)

Net decrease	(659,378)	$(6,550,229)	(838,508)	$(6,566,492)

Class E
Sales	176,051	$1,793,937	118,498	$938,982
Redemptions	(293,508)	(2,949,010)	(264,987)	(2,087,766)

Net decrease	(117,457)	$(1,155,073)	(146,489)	$(1,148,784)

Increase (decrease) derived from capital share transactions		$351,916,158		$(8,327,802)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.72	$7.38	$5.68	$10.68		$10.94

Income (Loss) From Investment Operations
Net investment loss (a)	(0.06)	(0.06)	(0.06)	(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	0.35	2.40	1.76	(4.08)		0.57

Total from investment operations	0.29	2.34	1.70	(4.11)		0.53

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(0.89	)(c)	(0.79)

Total distributions	0.00	0.00	0.00	(0.89)		(0.79)

Net Asset Value, End of Period	$10.01	$9.72	$7.38	$5.68		$10.68

Total Return (%)	2.98	31.71	29.93	(41.17)		4.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	1.07	1.33	1.03		1.01
Net ratio of expenses to average net assets (%) (b)	0.88	1.02	1.30	1.03		1.01
Ratio of net investment loss to average net assets (%)	(0.58)	(0.75)	(1.07)	(0.31)		(0.33)
Portfolio turnover rate (%)	74	73	170	68		60
Net assets, end of period (in millions)	$354.81	$28.40	$22.30	$17.47		$78.03

	Class B
	Year ended December 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.47	$7.21	$5.56	$10.49		$10.79

Income (Loss) From Investment Operations
Net investment loss (a)	(0.09)	(0.08)	(0.08)	(0.05)		(0.07)
Net realized and unrealized gain (loss) on investments	0.35	2.34	1.73	(3.99)		0.56

Total from investment operations	0.26	2.26	1.65	(4.04)		0.49

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(0.89	)(c)	(0.79)

Total distributions	0.00	0.00	0.00	(0.89)		(0.79)

Net Asset Value, End of Period	$9.73	$9.47	$7.21	$5.56		$10.49

Total Return (%)	2.75	31.35	29.68	(41.31)		4.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.32	1.58	1.28		1.26
Net ratio of expenses to average net assets (%) (b)	1.13	1.27	1.55	1.28		1.26
Ratio of net investment loss to average net assets (%)	(0.86)	(1.00)	(1.32)	(0.58)		(0.59)
Portfolio turnover rate (%)	74	73	170	68		60
Net assets, end of period (in millions)	$61.84	$66.42	$56.63	$41.04		$67.49

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.58	$7.29	$5.61	$10.58		$10.86

Income (Loss) From Investment Operations
Net investment loss (a)	(0.08)	(0.07)	(0.07)	(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	0.36	2.36	1.75	(4.04)		0.56

Total from investment operations	0.28	2.29	1.68	(4.08)		0.51

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(0.89	)(c)	(0.79)

Total distributions	0.00	0.00	0.00	(0.89)		(0.79)

Net Asset Value, End of Period	$9.86	$9.58	$7.29	$5.61		$10.58

Total Return (%)	2.92	31.41	29.95	(41.34)		4.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.22	1.48	1.18		1.16
Net ratio of expenses to average net assets (%) (b)	1.03	1.17	1.45	1.18		1.16
Ratio of net investment loss to average net assets (%)	(0.76)	(0.90)	(1.22)	(0.48)		(0.50)
Portfolio turnover rate (%)	74	73	170	68		60
Net assets, end of period (in millions)	$6.89	$7.83	$7.02	$5.90		$12.76

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Includes a tax return of capital distribution that was less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$2,727,313	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2010 to April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$559,823,077	$0	$218,960,780

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $22,930,845.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 4, 2011, the Portfolio bought and sold $265,701,890 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized losses in the amount of $(282,007) which are shown under net realized loss on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

There were no distributions paid for the years ending December 31, 2011 and 2010.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$—	$—	$—	$—	$—	$—	$—	$—

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$—	$13,489,665	$(29,493,495)	$(11,474,644)	$(27,478,474)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $11,474,644 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Total
$29,493,495	$29,493,495

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-24

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-25

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

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Metropolitan Series Fund, Inc. Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio) Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

Neuberger Berman Management LLC (“Neuberger Berman”), the Portfolio’s subadviser prior to January 12, 2012, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2011. On January 12, 2012, Lord, Abbett & Co. LLC (“Lord Abbett”) succeeded Neuberger Berman as the subadviser to the Portfolio and the name of the Portfolio was changed from the Neuberger Berman Mid Cap Value Portfolio to the Lord Abbett Mid Cap Value Portfolio. This commentary and performance does not reflect the management of Lord Abbett.

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Portfolio returned -6.42%, -6.67%, and -6.55%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -1.38%.

MARKET ENVIRONMENT/CONDITIONS

Throughout 2011, the stock market was focused on global macro issues, including the European sovereign debt crisis, its impact on the solvency of European banks, the downgrading of U.S. sovereign debt, and the failure of the U.S. federal government to address its growing fiscal issues. This created a market that was very highly correlated and volatile and, for the most part, ignored fundamentals within individual companies, particularly in the second half of the year. In the third quarter of the year, stocks plunged as the slowing U.S. economy, debt ceiling debacle, and in August, Standard & Poor’s downgrading of U.S. Treasuries, undermined investor sentiment. Toward the end of the third quarter, these concerns were overshadowed by the fear that the Greek fiscal crisis would spread throughout southern Europe, reducing the value of sovereign debt and undermining European banks’ balance sheets. Believing a financial crisis of this magnitude in Europe could result in a replay of the global financial crisis in third quarter 2008, investors began pricing a Eurozone and U.S. recession into the equities markets. These feelings reversed course during the fourth quarter, as markets rallied on perceptions that these negative macro issues were being addressed. Until these macro issues are resolved, we believe that volatility and a highly correlated, “risk on/risk off” type of market environment is likely to continue.

Though the Russell Midcap Value Index ended the year just slightly negative, underlying this small move was large movements in opposite directions between its component sectors. Both the Consumer Staples and Utilities sectors provided solid double digit percentage positive performance. On the other hand, Industrials, Information Technology, and Telecommunication services all posted significant declines.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio’s underperformance was almost entirely concentrated in the third quarter of the year. We were finding the most compelling values in high quality companies in cyclical sectors, where stocks were priced as if a U.S. recession was a certainty. Our commitment to stocks in these sectors was responsible for much of the Portfolio’s relative performance shortfall.

For the year, the Information Technology (IT) and Industrials sectors were the largest detractors from relative returns. The largest individual detractor, IT holding Lender Processing Services, Inc., which provides technology and services for banks’ mortgage operations, was adversely impacted by the slowdown in the foreclosure process. The company also got entwined in some lawsuits regarding alleged improprieties in foreclosure procedures. In the Industrials sector, poor stock selection, along with our overweight position to the Index’s third worst performing sector penalized returns.

The Portfolio benefitted from its holdings in the Healthcare sector where strong stock selection, as well as our overweighting of the sector provided the greatest contribution to relative returns. Shire plc, Aetna, Inc., and AmerisourceBergen Corp. all advanced strongly during the year. The Portfolio also benefitted from not having any Telecommunications holdings, which ended the year as the worst performing sector in the Russell Midcap Value Index.

In early December, the portfolio management team responsible for the Portfolio was changed by the sub-advisor, with Basu Mullick being replaced by Michael Greene, who leads the Mid Cap Value Intrinsic Value team at Neuberger Berman. The Portfolio was still managed in accordance with its objectives and guidelines after the Portfolio Manager change. At year-end, the Portfolio’s biggest overweights were in Energy and Healthcare. Financials and Consumer Staples were underweight compared to the benchmark, and we continued to have zero exposure to the Telecommunications sector.

S. Basu Mullick (through December 8, 2011)

Michael C. Greene (beginning December 9, 2011)

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year
Lord Abbett Mid Cap Value Portfolio
Class A	-6.42	-0.94	6.11
Class B	-6.67	-1.19	5.84
Class E	-6.55	-1.09	5.97
Russell Midcap Value Index	-1.38	0.04	7.67

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and lower forecasted growth values.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Moody’s Corp.	2.8
Assurant, Inc.	2.2
Avnet, Inc.	2.1
Shire plc (ADR)	2.0
NV Energy, Inc.	2.0
Fifth Third Bancorp	1.9
The McGraw-Hill Cos., Inc.	1.9
Macy’s, Inc.	1.8
Owens Corning	1.8
Mednax, Inc.	1.8

Top Sectors

% of Net Assets
Financials	26.5
Consumer Discretionary	15.0
Utilities	11.4
Health Care	10.7
Industrials	9.1
Energy	8.4
Information Technology	7.9
Cash & Equivalents	3.8
Consumer Staples	3.7
Materials	3.5

MSF-2

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.70%	$1,000.00	$883.30	$3.32
	Hypothetical*	0.70%	$1,000.00	$1,021.64	$3.57

Class B	Actual	0.95%	$1,000.00	$882.10	$4.51
	Hypothetical*	0.95%	$1,000.00	$1,020.36	$4.84

Class E	Actual	0.85%	$1,000.00	$882.50	$4.03
	Hypothetical*	0.85%	$1,000.00	$1,020.87	$4.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2011

Common Stock—96.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Embraer S.A. (ADR) (a)	364,500	$9,192,690
Spirit Aerosystems Holdings, Inc. (b)	259,450	5,391,371

		14,584,061

Auto Components—2.6%
Lear Corp. (b)	225,000	8,955,000
WABCO Holdings, Inc.	180,000	7,812,000

		16,767,000

Automobiles—1.2%
Harley-Davidson, Inc.	193,200	7,509,684

Beverages—2.0%
Coca-Cola Enterprises, Inc.	225,900	5,823,702
Dr. Pepper Snapple Group, Inc.	186,500	7,363,020

		13,186,722

Building Products—2.6%
Masco Corp.	463,200	4,854,336
Owens Corning (b)	410,400	11,786,688

		16,641,024

Capital Markets—1.7%
Invesco, Ltd.	553,000	11,109,770

Chemicals—1.3%
Solutia, Inc. (b)	469,900	8,119,872

Commercial Banks—7.6%
Fifth Third Bancorp	968,200	12,315,504
First Horizon National Corp. (a) (b)	452,065	3,616,520
Huntington Bancshares, Inc.	1,332,600	7,315,974
KeyCorp	263,300	2,024,777
Regions Financial Corp.	1,243,836	5,348,495
SunTrust Banks, Inc.	459,400	8,131,380
Synovus Financial Corp. (a)	2,075,000	2,925,750
Zions Bancorp	437,700	7,125,756

		48,804,156

Construction & Engineering—1.2%
Chicago Bridge & Iron Co., NV	207,600	7,847,280

Diversified Financial Services—2.8%
Moody’s Corp. (a)	540,600	18,207,408

Electric Utilities—3.1%
Great Plains Energy, Inc. (a)	314,100	6,841,098
NV Energy, Inc.	799,100	13,065,285

		19,906,383

Electronic Equipment, Instruments & Components—3.5%
Anixter International, Inc. (b)	150,400	8,969,856
Avnet, Inc. (b)	431,400	13,412,226

		22,382,082

Energy Equipment & Services—3.5%
Complete Production Services, Inc. (a) (b)	109,788	$3,684,485
Ensco plc (ADR)	118,200	5,545,944
National Oilwell Varco, Inc.	92,000	6,255,080
Noble Corp.	74,900	2,263,478
Oceaneering International, Inc.	98,900	4,562,257

		22,311,244

Food Products—0.3%
The J.M. Smucker Co.	25,200	1,969,884

Gas Utilities—1.2%
Questar Corp. (a)	377,000	7,487,220

Health Care Providers & Services—7.7%
Aetna, Inc.	186,500	7,868,435
AmerisourceBergen Corp.	276,600	10,286,754
CIGNA Corp.	245,000	10,290,000
Coventry Health Care, Inc. (b)	319,450	9,701,697
Mednax, Inc. (a) (b)	159,300	11,471,193

		49,618,079

Household Durables—3.3%
Newell Rubbermaid, Inc.	554,700	8,958,405
NVR, Inc. (a) (b)	10,900	7,477,400
Whirlpool Corp. (a)	96,104	4,560,135

		20,995,940

Household Products—1.4%
Energizer Holdings, Inc. (a) (b)	113,926	8,826,986

Insurance—9.4%
Assurant, Inc.	337,660	13,864,320
Lincoln National Corp.	560,405	10,883,065
PartnerRe, Ltd.	91,214	5,856,851
Principal Financial Group, Inc.	400,100	9,842,460
Reinsurance Group of America, Inc.	76,000	3,971,000
The Progressive Corp.	291,900	5,694,969

W.R. Berkley Corp. (a)	293,950	10,108,940

		60,221,605

IT Services—1.2%
Lender Processing Services, Inc. (a)	530,492	7,994,514

Machinery—3.0%
AGCO Corp. (b)	185,800	7,983,826
Eaton Corp.	182,300	7,935,519
Terex Corp. (a)	249,300	3,368,043

		19,287,388

Media—2.6%
Cablevision Systems Corp. (Class A)	304,000	4,322,880
The McGraw-Hill Cos., Inc.	272,300	12,245,331

		16,568,211

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—2.3%
Cliffs Natural Resources, Inc.	123,300	$7,687,755
Teck Resources, Ltd. (b)	199,000	7,002,810

		14,690,565

Multi-Utilities—7.1%
Alliant Energy Corp. (a)	255,700	11,278,927
CenterPoint Energy, Inc.	547,495	10,999,175
CMS Energy Corp. (a)	483,300	10,671,264
DTE Energy Co.	69,600	3,789,720
NiSource, Inc.	108,800	2,590,528
OGE Energy Corp. (a)	112,100	6,357,191

		45,686,805

Multiline Retail—3.3%
J.C. Penney Co., Inc.	271,500	9,543,225
Macy’s, Inc.	368,000	11,842,240

		21,385,465

Oil, Gas & Consumable Fuels—4.9%
Denbury Resources, Inc. (b)	609,900	9,209,490
Newfield Exploration Co. (b)	114,900	4,335,177
Noble Energy, Inc.	99,800	9,420,122
Whiting Petroleum Corp. (b)	56,020	2,615,574
World Fuel Services Corp. (a)	152,743	6,412,151

		31,992,514

Pharmaceuticals—3.0%
Shire plc (ADR)	126,300	13,122,570
Warner Chilcott plc (b)	400,100	6,053,513

		19,176,083

Real Estate Investment Trusts—4.8%
Alexandria Real Estate Equities, Inc. (a)	80,500	5,552,085
Annaly Capital Management, Inc. (a)	349,820	5,583,127
Boston Properties, Inc. (a)	61,400	6,115,440
The Macerich Co. (a)	148,163	7,497,048
Vornado Realty Trust	84,543	6,497,975

		31,245,675

Semiconductors & Semiconductor Equipment—3.2%
Lam Research Corp. (a) (b)	153,271	5,674,092
NXP Semiconductor NV (a) (b)	401,041	6,164,000
ON Semiconductor Corp. (b)	1,141,041	8,808,837

		20,646,929

Security Description	Shares/Par Amount	Value*

Specialty Retail—2.1%
Chico’s FAS, Inc.	499,800	$5,567,772
Limited Brands, Inc.	192,900	7,783,515

		13,351,287

Total Common Stock (Identified Cost $524,427,753)		618,521,836

Short Term Investments—12.1%

Mutual Funds—8.1%
State Street Navigator Securities Lending Prime Portfolio (c)	52,032,763	52,032,763

Repurchase Agreement—4.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $25,561,028 on 01/03/12, collateralized by $25,590,000 U.S. Treasury Note 1.000% due 01/15/14 with a value of $26,076,671	$25,561,000	25,561,000

Total Short Term Investments (Identified Cost $77,593,763)		77,593,763

Total Investments—108.3% (Identified Cost $602,021,516) (d)		696,115,599
Liabilities in excess of other assets		(53,282,310)

Net Assets—100.0%		$642,833,289

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $50,570,894 and the collateral received consisted of cash in the amount of $52,032,763. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $617,459,685. The aggregate unrealized appreciation and depreciation of investments was $112,727,967 and $(34,072,053), respectively, resulting in net unrealized appreciation of $78,655,914 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$618,521,836	$—	$—	$618,521,836
Short Term Investments
Mutual Funds	52,032,763	—	—	52,032,763
Repurchase Agreement	—	25,561,000	—	25,561,000
Total Short Term Investments	52,032,763	25,561,000	—	77,593,763
Total Investments	$670,554,599	$25,561,000	$—	$696,115,599

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$696,115,599
Cash		508
Receivable for:
Fund shares sold		132,748
Interest and dividends		662,474

Total Assets		696,911,329
Liabilities
Payable for:
Fund shares redeemed	$1,488,016
Foreign taxes	11,742
Collateral for securities loaned	52,032,763
Accrued expenses:
Management fees	353,789
Distribution and service fees	76,937
Deferred directors’ fees	24,731
Other expenses	90,062

Total Liabilities		54,078,040

Net Assets		$642,833,289

Net assets consists of:
Paid in surplus		$703,975,314
Undistributed net investment income		5,014,376
Accumulated net realized losses		(160,251,228)
Unrealized appreciation on investments and foreign currency transactions		94,094,827

Net Assets		$642,833,289

Net Assets
Class A		$263,247,024
Class B		340,393,733
Class E		39,192,532
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		14,136,530
Class B (30,000,000)		18,486,626
Class E (9,500,000)		2,112,460
Net Asset Value, Offering and Redemption Price Per Share
Class A		$18.62
Class B		18.41
Class E		18.55

(a)	Identified cost of investments was $602,021,516.
(b)	Includes securities on loan with a value of $50,570,894.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$10,783,877
Interest (b)		229,293

		11,013,170
Expenses
Management fees	$4,584,000
Distribution and service fees—Class B	909,194
Distribution and service fees—Class E	69,249
Directors’ fees and expenses	50,558
Custodian and accounting	59,408
Audit and tax services	35,763
Legal	8,165
Shareholder reporting	144,065
Insurance	7,033
Miscellaneous	12,390

Total expenses	5,879,825
Less broker commission recapture	(51,920)	5,827,905

Net Investment Income		5,185,265

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	32,776,272
Foreign currency transactions	933	32,777,205

Net change in unrealized appreciation (depreciation) on:
Investments	(82,350,029)
Foreign currency transactions	134	(82,349,895)

Net realized and unrealized loss		(49,572,690)

Net Decrease in Net Assets From Operations		$(44,387,425)

(a)	Net of foreign taxes of $67,079.
(b)	Includes net income on securities loaned of $225,707.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,185,265	$5,065,286
Net realized gain	32,777,205	30,985,361
Net change in unrealized appreciation (depreciation)	(82,349,895)	116,537,410

Increase (decrease) in net assets from operations	(44,387,425)	152,588,057

From Distributions to Shareholders
Net investment income
Class A	(2,347,195)	(2,388,727)
Class B	(2,070,737)	(2,003,445)
Class E	(312,173)	(356,111)

Total distributions	(4,730,105)	(4,748,283)

Decrease in net assets from capital share transactions	(41,768,174)	(4,324,864)

Total increase (decrease) in net assets	(90,885,704)	143,514,910

Net Assets
Beginning of the period	733,718,993	590,204,083

End of the period	$642,833,289	$733,718,993

Undistributed Net Investment Income
End of the period	$5,014,376	$4,897,060

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	993,622	$18,837,927	1,387,057	$24,159,471
Reinvestments	109,990	2,347,195	130,389	2,388,727
Redemptions	(2,651,250)	(51,920,027)	(2,595,313)	(45,020,611)

Net decrease	(1,547,638)	$(30,734,905)	(1,077,867)	$(18,472,413)

Class B
Sales	2,324,346	$44,612,215	3,364,472	$57,436,593
Reinvestments	97,953	2,070,737	110,322	2,003,445
Redemptions	(2,468,927)	(47,962,448)	(2,375,021)	(40,304,968)

Net increase (decrease)	(46,628)	$(1,279,496)	1,099,773	$19,135,070

Class E
Sales	246,288	$4,991,123	488,631	$8,365,198
Reinvestments	14,670	312,173	19,480	356,111
Redemptions	(750,328)	(15,057,069)	(801,540)	(13,708,830)

Net decrease	(489,370)	$(9,753,773)	(293,429)	$(4,987,521)

Decrease derived from capital share transactions		$(41,768,174)		$(4,324,864)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$20.04	$15.99	$11.00		$21.26	$21.27

Income (Loss) From Investment Operations
Net investment income (a)	0.17	0.16	0.14		0.20	0.27
Net realized and unrealized gain (loss) on investments	(1.44)	4.03	5.05		(10.10)	0.50

Total from investment operations	(1.27)	4.19	5.19		(9.90)	0.77

Less Distributions
Distributions from net investment income	(0.15)	(0.14)	(0.20)		(0.15)	(0.12)
Distributions from net realized capital gains	0.00	0.00	(0.00	)(b)	(0.21)	(0.66)

Total distributions	(0.15)	(0.14)	(0.20)		(0.36)	(0.78)

Net Asset Value, End of Period	$18.62	$20.04	$15.99		$11.00	$21.26

Total Return (%)	(6.42)	26.31	48.09		(47.34)	3.45

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.70	0.72		0.69	0.69
Ratio of net investment income to average net assets (%)	0.87	0.91	1.12		1.13	1.24
Portfolio turnover rate (%)	28	34	45		62	60
Net assets, end of period (in millions)	$263.25	$314.31	$268.02		$342.21	$871.57

	Class B
	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$19.83	$15.83	$10.88		$21.03	$21.05

Income (Loss) From Investment Operations
Net investment income (a)	0.12	0.12	0.11		0.16	0.21
Net realized and unrealized gain (loss) on investments	(1.43)	3.99	5.00		(10.00)	0.50

Total from investment operations	(1.31)	4.11	5.11		(9.84)	0.71

Less Distributions
Distributions from net investment income	(0.11)	(0.11)	(0.16)		(0.10)	(0.07)
Distributions from net realized capital gains	0.00	0.00	(0.00	)(b)	(0.21)	(0.66)

Total distributions	(0.11)	(0.11)	(0.16)		(0.31)	(0.73)

Net Asset Value, End of Period	$18.41	$19.83	$15.83		$10.88	$21.03

Total Return (%)	(6.67)	26.05	47.74		(47.47)	3.19

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.95	0.97		0.94	0.94
Ratio of net investment income to average net assets (%)	0.63	0.68	0.85		0.94	0.97
Portfolio turnover rate (%)	28	34	45		62	60
Net assets, end of period (in millions)	$340.39	$367.44	$276.02		$188.36	$361.25

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$19.97	$15.94	$10.96		$21.18	$21.19

Income (Loss) From Investment Operations
Net investment income (a)	0.14	0.13	0.12		0.18	0.23
Net realized and unrealized gain (loss) on investments	(1.43)	4.03	5.04		(10.07)	0.51

Total from investment operations	(1.29)	4.16	5.16		(9.89)	0.74

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.18)		(0.12)	(0.09)
Distributions from net realized capital gains	0.00	0.00	(0.00	)(b)	(0.21)	(0.66)

Total distributions	(0.13)	(0.13)	(0.18)		(0.33)	(0.75)

Net Asset Value, End of Period	$18.55	$19.97	$15.94		$10.96	$21.18

Total Return (%)	(6.55)	26.14	47.83		(47.39)	3.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.85	0.87		0.84	0.84
Ratio of net investment income to average net assets (%)	0.70	0.76	0.96		1.02	1.06
Portfolio turnover rate (%)	28	34	45		62	60
Net assets, end of period (in millions)	$39.19	$51.96	$46.16		$35.72	$82.09

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Lord Abbett Mid Cap Value Portfolio, formerly known as Neuberger Berman Mid Cap Value Portfolio, (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-11

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-12

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital adjustments and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$4,584,000	0.650%	Of the first $1 billion
	0.600%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio during the year ended December 31, 2011.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$189,344,480	$0	$212,669,361

MSF-14

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$4,730,105	$4,748,283	$—	$—	$—	$—	$4,730,105	$4,748,283

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$5,039,111	$—	$78,656,658	$(144,813,059)	$—	$(61,117,290)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $144,813,059.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are

MSF-15

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

On January 11, 2012, the Board approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Lord, Abbett & Co. LLC (“Lord Abbett”). The Agreement is not subject to shareholder approval and became effective January 12, 2012. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Lord Abbett became subadviser to the Portfolio, succeeding Neuberger Berman Management LLC, and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the Neuberger Berman Mid Cap Value Portfolio changed to the Lord Abbett Mid Cap Value Portfolio at the time the Agreement took effect.

MSF-16

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2011—(Continued)

On January 11, 2012, the Board approved the acquisition of the Portfolio by the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST Lord Abbett Portfolio”), subject to the approval of shareholders of the Portfolio. On or about February 24, 2012, the shareholders of Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by the MIST Lord Abbett Portfolio in exchange for shares of the MIST Lord Abbett Portfolio and the assumption by the MIST Lord Abbett Portfolio of the liabilities of the Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2012.

MSF-17

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio) and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-22

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-23

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-24

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-25

Metropolitan Series Fund, Inc.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

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Metropolitan Series Fund, Inc. Met/Artisan Mid Cap Value Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 6.76%, 6.49%, and 6.60%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -1.38%.

MARKET ENVIRONMENT/CONDITIONS

Macro considerations were a dominant influence in equity markets in 2011 as investors focused on the European debt crisis, political unrest in North Africa and the Middle East and slowing economic growth globally. The market frequently swung back and forth between risk-seeking and risk-fearing modes. U.S. stocks were a relative winner, outperforming European and emerging markets equities. In the U.S., larger tended to be better as large cap stocks outperformed mid caps, which held up better than small caps.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index. Absolute performance was driven by strength among the Portfolio’s Financials, Technology, Consumer Discretionary, and Utilities holdings. On a relative basis, results stood out in the Financials and Technology sectors due to positive stock selection. Outperformance in the Financials sector was largely due to the Portfolio’s insurance names and lack of exposure to banks. The Portfolio’s Technology sector return benefited from strong gains by National Semiconductor Corp. and Total System Services, Inc., although an outsized exposure to the sector worked against the Portfolio since the Technology sector was one of the weaker performing groups during the year. Other top individual contributors to performance included Range Resources Corp. and H&R Block, Inc. On the downside, the Portfolio’s Consumer Staples holdings trailed those in the benchmark index, but the impact to overall results was fairly modest. Among the Portfolio’s biggest individual detractors were ManpowerGroup, Cimarex Energy Co. and SAIC, Inc.

The Portfolio’s biggest sector-level changes during the year were a reduction in exposure to the Utilities sector and an increase in the Technology sector weight. The Utilities sector was a key focus of selling activity given the sector’s strong gains in 2011 as it was the best performing sector of the year. In the Utilities sector, we pared back several positions into strength, including American Water Works Company, Inc., OGE Energy Corp., and Xcel Energy, Inc. In the Technology sector, we purchased Broadridge Financial Solutions, Inc. and FLIR Systems, Inc. Other transactions included purchases of Loews Corp. and Northern Trust Corp., and sales of Nabors Industries, Ltd. and Range Resources Corp.

As of December 31, 2011, the Portfolio was notably overweight the Technology and Industrials sectors, and underweight the Financials sector.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	6.76	-2.64	3.70
Class B	6.49	-2.89	3.44
Class E	6.60	-2.79	3.54
Russell Midcap Value Index	-1.38	0.04	7.67

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and lower forecasted growth values.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Avnet, Inc.	2.9
Arrow Electronics, Inc.	2.7
Ingram Micro, Inc.	2.6
The Progressive Corp.	2.6
Cimarex Energy Co.	2.6
The Kroger Co.	2.6
Alleghany Corp.	2.5
The Western Union Co.	2.4
CIGNA Corp.	2.3
Jacobs Engineering Group, Inc.	2.3

Top Sectors

% of Net Assets
Information Technology	26.7
Financials	20.2
Industrials	19.9
Energy	8.6
Consumer Discretionary	7.7
Consumer Staples	5.4
Utilities	5.3
Cash & Equivalents	3.2
Health Care	3.0

MSF-2

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.85%	$1,000.00	$964.30	$4.21
	Hypothetical*	0.85%	$1,000.00	$1,020.87	$4.33

Class B	Actual	1.10%	$1,000.00	$963.10	$5.44
	Hypothetical*	1.10%	$1,000.00	$1,019.59	$5.60

Class E	Actual	1.00%	$1,000.00	$963.60	$4.95
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—96.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.8%
L-3 Communications Holdings, Inc.	329,600	$21,977,728
Rockwell Collins, Inc. (a)	496,700	27,502,279
Spirit Aerosystems Holdings, Inc. (b)	1,024,700	21,293,266

		70,773,273

Capital Markets—1.6%
Northern Trust Corp.	502,500	19,929,150

Computers & Peripherals—2.0%
Lexmark International, Inc. (Class A) (b)	745,100	24,640,457

Construction & Engineering—2.3%
Jacobs Engineering Group, Inc. (b)	698,200	28,332,956

Diversified Consumer Services—2.1%
H&R Block, Inc. (a)	1,577,700	25,763,841

Electric Utilities—0.6%
Westar Energy, Inc. (a)	239,200	6,884,176

Electrical Equipment—2.1%
Hubbell, Inc. (Class B) (a)	392,651	26,252,646

Electronic Equipment, Instruments & Components—9.6%
Arrow Electronics, Inc. (a) (b)	881,336	32,970,780
Avnet, Inc. (a) (b)	1,120,300	34,830,127
FLIR Systems, Inc. (a)	718,800	18,020,316
Ingram Micro, Inc. (a) (b)	1,748,900	31,812,491

		117,633,714

Energy Equipment & Services—4.1%
Ensco plc (ADR)	523,554	24,565,154
McDermott International, Inc. (b)	1,637,300	18,845,323
Patterson-UTI Energy, Inc. (a)	303,700	6,067,926

		49,478,403

Food & Staples Retailing—4.1%
Sysco Corp.	620,900	18,210,997
The Kroger Co.	1,295,500	31,377,010

		49,588,007

Food Products—1.3%
Campbell Soup Co. (a)	493,400	16,400,616

Health Care Providers & Services—3.0%
CIGNA Corp.	677,700	28,463,400
Quest Diagnostics, Inc.	130,400	7,571,024

		36,034,424

Household Durables—1.6%
Mohawk Industries, Inc. (a) (b)	332,330	19,889,950

Insurance—15.9%
Alleghany Corp. (a) (b)	108,855	31,055,243
Allied World Assurance Co. Holdings AG	210,677	13,257,904

Insurance—(Continued)
Aon Corp.	525,688	$24,602,198
Arch Capital Group, Ltd. (b)	635,900	23,674,557
Fidelity National Financial, Inc. (a)	1,209,800	19,272,114
Loews Corp.	549,900	20,703,735
The Allstate Corp.	811,000	22,229,510
The Progressive Corp.	1,615,900	31,526,209
Validus Holdings, Ltd.	250,000	7,875,000

		194,196,470

Internet Software & Services—0.7%
Open Text Corp. (a) (b)	163,700	8,371,618

IT Services—7.9%
Broadridge Financial Solutions, Inc. (a)	885,100	19,959,005
SAIC, Inc. (a) (b)	1,597,700	19,635,733
The Western Union Co.	1,586,500	28,969,490
Total System Services, Inc.	1,393,600	27,258,816

		95,823,044

Leisure Equipment & Products—2.0%
Mattel, Inc.	883,800	24,534,288

Machinery—1.5%
Flowserve Corp.	180,600	17,937,192

Media—1.9%
Omnicom Group, Inc.	527,500	23,515,950

Multi-Utilities—3.7%
DTE Energy Co.	107,300	5,842,485
OGE Energy Corp. (a)	232,700	13,196,417
SCANA Corp. (a)	287,100	12,936,726
Xcel Energy, Inc.	472,300	13,054,372

		45,030,000

Oil, Gas & Consumable Fuels—4.5%
Cimarex Energy Co. (a)	509,000	31,507,100
Southwestern Energy Co. (b)	732,800	23,405,632

		54,912,732

Professional Services—7.1%
Dun & Bradstreet Corp.	319,700	23,923,151
Equifax, Inc.	607,200	23,522,928
ManpowerGroup (a)	439,800	15,722,850
Towers Watson & Co.	389,900	23,366,707

		86,535,636

Real Estate Investment Trusts—2.6%
Annaly Capital Management, Inc.	1,121,500	17,899,140
Hatteras Financial Corp. (a)	538,700	14,205,519

		32,104,659

Road & Rail—1.1%
Ryder System, Inc.	248,500	13,205,290

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Semiconductors & Semiconductor Equipment—4.2%
Analog Devices, Inc.	784,500	$28,069,410
Applied Materials, Inc.	2,178,100	23,327,451

		51,396,861

Software—2.4%
BMC Software, Inc. (b)	164,800	5,402,144
Synopsys, Inc. (a) (b)	868,400	23,620,480

		29,022,624

Water Utilities—1.1%
American Water Works Co., Inc.	405,300	12,912,858

Total Common Stock (Identified Cost $1,035,278,739)		1,181,100,835

Short Term Investments—13.4%

Mutual Funds—10.1%
State Street Navigator Securities Lending Prime Portfolio (c)	123,194,715	123,194,715

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $40,505,045 on 01/03/12, collateralized by $39,825,000 U.S. Treasury Note 1.750% due 01/31/14 with a value of $41,318,438	$40,505,000	40,505,000

Total Short Term Investments (Identified Cost $163,699,715)		163,699,715

Total Investments—110.2% (Identified Cost $1,198,978,454) (d)		1,344,800,550
Liabilities in excess of other assets		(124,791,861)

Net Assets—100.0%		$1,220,008,689

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $121,465,763 and the collateral received consisted of cash in the amount of $123,194,715 and non-cash collateral with a value of $1,588,721. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,199,414,605. The aggregate unrealized appreciation and depreciation of investments was $177,390,526 and $(32,004,581), respectively, resulting in net unrealized appreciation of $145,385,945 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,181,100,835	$—	$—	$1,181,100,835
Short Term Investments
Mutual Funds	123,194,715	—	—	123,194,715
Repurchase Agreement	—	40,505,000	—	40,505,000
Total Short Term Investments	123,194,715	40,505,000	—	163,699,715
Total Investments	$1,304,295,550	$40,505,000	$—	$1,344,800,550

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,344,800,550
Cash		946
Receivable for:
Securities sold		1,787,131
Fund shares sold		178,619
Interest and dividends		3,025,123
Foreign taxes		15,801

Total Assets		1,349,808,170
Liabilities
Payable for:
Securities purchased	$4,211,351
Fund shares redeemed	1,220,478
Foreign taxes	11,851
Collateral for securities loaned	123,194,715
Accrued expenses:
Management fees	838,237
Distribution and service fees	94,513
Deferred directors’ fees	33,849
Other expenses	194,487

Total Liabilities		129,799,481

Net Assets		$1,220,008,689

Net assets consists of:
Paid in surplus		$1,333,087,911
Undistributed net investment income		11,438,878
Accumulated net realized losses		(270,340,196)
Unrealized appreciation on investments		145,822,096

Net Assets		$1,220,008,689

Net Assets
Class A		$731,822,744
Class B		383,753,602
Class E		104,432,343
Capital Shares (Authorized) Outstanding
Class A (9,000,000)		4,087,842
Class B (5,000,000)		2,199,926
Class E (4,000,000)		591,336
Net Asset Value, Offering and Redemption Price Per Share
Class A		$179.02
Class B		174.44
Class E		176.60

(a)	Identified cost of investments was $1,198,978,454.
(b)	Includes securities on loan with a value of $121,465,763.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$23,375,012
Interest (b)		296,045

		23,671,057
Expenses
Management fees	$10,549,964
Distribution and service fees—Class B	984,718
Distribution and service fees—Class E	170,666
Directors’ fees and expenses	51,136
Custodian and accounting	97,038
Audit and tax services	35,763
Legal	14,710
Shareholder reporting	164,045
Insurance	14,651
Miscellaneous	16,609

Total expenses	12,099,300
Less broker commission recapture	(37,887)	12,061,413

Net Investment Income		11,609,644

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	194,196,949
Futures contracts	1,523,702	195,720,651

Net change in unrealized depreciation on: Investments		(102,765,838)

Net realized and unrealized gain		92,954,813

Net Increase in Net Assets From Operations		$104,564,457

(a)	Net of foreign taxes of $11,851.
(b)	Includes net income on securities loaned of $291,490.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,609,644	$13,017,887
Net realized gain	195,720,651	156,863,615
Net change in unrealized appreciation (depreciation)	(102,765,838)	16,061,003

Increase in net assets from operations	104,564,457	185,942,505

From Distributions to Shareholders
Net investment income
Class A	(8,798,761)	(6,566,461)
Class B	(3,043,911)	(2,045,946)
Class E	(980,754)	(763,235)

Total distributions	(12,823,426)	(9,375,642)

Decrease in net assets from capital share transactions	(250,988,074)	(129,282,901)

Total increase (decrease) in net assets	(159,247,043)	47,283,962

Net Assets
Beginning of the period	1,379,255,732	1,331,971,770

End of the period	$1,220,008,689	$1,379,255,732

Undistributed Net Investment Income
End of the period	$11,438,878	$12,856,094

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	389,213	$68,797,236	683,127	$105,531,454
Reinvestments	46,787	8,798,761	41,489	6,566,461
Redemptions	(1,529,247)	(285,761,612)	(1,328,760)	(206,209,769)

Net decrease	(1,093,247)	$(208,165,615)	(604,144)	$(94,111,854)

Class B
Sales	221,791	$38,462,362	239,140	$35,593,214
Reinvestments	16,583	3,043,911	13,234	2,045,946
Redemptions	(365,500)	(63,363,530)	(371,825)	(54,914,474)

Net decrease	(127,126)	$(21,857,257)	(119,451)	$(17,275,314)

Class E
Sales	42,837	$7,619,337	28,442	$4,291,164
Reinvestments	5,281	980,754	4,881	763,235
Redemptions	(167,159)	(29,565,293)	(152,324)	(22,950,132)

Net decrease	(119,041)	$(20,965,202)	(119,001)	$(17,895,733)

Decrease derived from capital share transactions		$(250,988,074)		$(129,282,901)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$169.21	$148.14	$105.95	$219.43	$269.23

Income (Loss) From Investment Operations
Net investment income (a)	1.73	1.67	1.19	1.29	0.73
Net realized and unrealized gain (loss) on investments	9.78	20.55	42.37	(93.36)	(15.83)

Total from investment operations	11.51	22.22	43.56	(92.07)	(15.10)

Less Distributions
Distributions from net investment income	(1.70)	(1.15)	(1.37)	(0.67)	(1.51)
Distributions from net realized capital gains	0.00	0.00	0.00	(20.74)	(33.19)

Total distributions	(1.70)	(1.15)	(1.37)	(21.41)	(34.70)

Net Asset Value, End of Period	$179.02	$169.21	$148.14	$105.95	$219.43

Total Return (%)	6.76	15.04	41.56	(46.00)	(6.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.85	0.78	0.76
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	N/A	0.78	0.75
Ratio of net investment income to average net assets (%)	0.97	1.09	0.97	0.77	0.30
Portfolio turnover rate (%)	30	39	143	58	68
Net assets, end of period (in millions)	$731.82	$876.69	$857.01	$493.39	$1,249.12

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$164.99	$144.56	$103.30	$214.35	$263.76

Income (Loss) From Investment Operations
Net investment income (a)	1.30	1.27	0.84	0.92	0.10
Net realized and unrealized gain (loss) on investments	9.47	20.01	41.39	(91.16)	(15.46)

Total from investment operations	10.77	21.28	42.23	(90.24)	(15.36)

Less Distributions
Distributions from net investment income	(1.32)	(0.85)	(0.97)	(0.07)	(0.86)
Distributions from net realized capital gains	0.00	0.00	0.00	(20.74)	(33.19)

Total distributions	(1.32)	(0.85)	(0.97)	(20.81)	(34.05)

Net Asset Value, End of Period	$174.44	$164.99	$144.56	$103.30	$214.35

Total Return (%)	6.49	14.76	41.20	(46.13)	(7.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.09	1.10	1.03	1.01
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	N/A	1.03	1.00
Ratio of net investment income to average net assets (%)	0.75	0.85	0.71	0.57	0.04
Portfolio turnover rate (%)	30	39	143	58	68
Net assets, end of period (in millions)	$383.75	$383.95	$353.66	$261.95	$549.78

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$166.99	$146.26	$104.55	$216.73	$266.33

Income (Loss) From Investment Operations
Net investment income (a)	1.46	1.41	0.97	1.07	0.34
Net realized and unrealized gain (loss) on investments	9.62	20.29	41.87	(92.21)	(15.63)

Total from investment operations	11.08	21.70	42.84	(91.14)	(15.29)

Less Distributions
Distributions from net investment income	(1.47)	(0.97)	(1.13)	(0.30)	(1.12)
Distributions from net realized capital gains	0.00	0.00	0.00	(20.74)	(33.19)

Total distributions	(1.47)	(0.97)	(1.13)	(21.04)	(34.31)

Net Asset Value, End of Period	$176.60	$166.99	$146.26	$104.55	$216.73

Total Return (%)	6.60	14.87	41.34	(46.08)	(6.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.99	1.00	0.93	0.91
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	N/A	0.93	0.90
Ratio of net investment income to average net assets (%)	0.83	0.94	0.81	0.66	0.14
Portfolio turnover rate (%)	30	39	143	58	68
Net assets, end of period (in millions)	$104.43	$118.63	$121.31	$99.38	$217.97

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets in prior years includes the effect of management fee waivers which expired in 2008.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Artisan Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-11

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-12

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$10,549,964	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$374,226,912	$0	$611,632,844

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $36,030,163 and resulted in a realized gain of $9,027,817.

MSF-14

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio bought and sold $165,835,324 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contacts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $1,523,702 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$12,823,426	$9,375,642	$—	$—	$—	$—	$12,823,426	$9,375,642

MSF-15

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$11,472,726	$—	$145,385,945	$(269,904,045)	$—	$(113,045,374)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Total
$269,904,045	$269,904,045

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an

MSF-16

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-17

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan Mid Cap Value Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan Mid Cap Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-22

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-23

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-24

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-25

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Simplify your life…

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Metropolitan Series Fund, Inc. Met/Dimensional International Small Company Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned -16.08% and -16.25%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned -15.81%.

MARKET ENVIRONMENT/CONDITIONS

Developed non-U.S. markets, as measured by the MSCI World ex-USA IMI (net dividends), were up by over 3% in the fourth quarter, slightly above the historical average but far behind U.S. market returns for the period. For 2011, however, non-U.S. developed markets lost over 12%. Volatility in these markets increased sharply in light of Europe’s continued sovereign-debt crisis, which intensified in 2011. The failure of European governments to find credible solutions to their fiscal difficulties, anemic economic growth and the increasing reluctance of Europe’s banks to lend to each other contributed to the uncertainty around perceived riskier assets.

As in most of the past few years, there was much dispersion in performance at the individual country level. For instance, the difference between the best-performing developed market and the worst-performing was over 62% (Ireland up 1.2% vs. Greece down 61.1% as measured by the MSCI World ex-USA IMI). Ireland and New Zealand were the only developed markets besides the U.S. that ended the year in positive territory as most developed markets had double-digit negative returns. Currency fluctuations had a small negative impact on the dollar-denominated returns of developed non-U.S. equities as the U.S. dollar appreciated against most major currencies.

Along the market capitalization dimension, small caps (MSCI World ex-USA Small Cap Index) underperformed large caps (MSCI World ex-USA Large Cap Index) by 3.9% in 2011.

PORTFOLIO REVIEW/YEAR-END POSITIONING

For the year ended December 31, 2011, the Portfolio underperformed its benchmark by 0.27%. Relative to the benchmark, the Portfolio’s stock composition with market capitalization greater than $1 billion collectively had a net negative impact on performance. To a lesser extent, the Portfolio’s exclusion of real estate investment trusts had a net negative impact on the Portfolio’s relative performance.

Relative to the benchmark, the Portfolio’s stock composition with market capitalization smaller than $1 billion collectively had a net positive impact on performance. To a lesser extent, the Portfolio’s exclusion of recent initial public offerings and alternative exchanges had a net positive impact on the Portfolio’s relative performance.

The Portfolio held nearly 4,000 securities as of December 31, 2011 and the largest single position represented approximately 0.40% of the Portfolio. For the year, no single security added or detracted more than 0.15% of performance relative to the benchmark. The Portfolio was well diversified across countries and sectors.

Karen Umland, CFA

Stephen Clark

Joseph Chi, CFA

Jed Fogdall

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	-16.08	13.66
Class B	-16.25	13.38
MSCI World ex-U.S. Small Cap Index	-15.81	16.17

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of investable smaller foreign stocks not included in the MSCI World Index. The market capitalization range of these stocks will vary by country. The Index includes 23 developed markets, excluding the United States. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Meggitt plc	0.4
Croda International	0.3
Babcock International Group plc	0.3
Catlin Group, Ltd.	0.3
Informa plc	0.3
Pennon Group plc	0.3
Aryzta AG	0.3
Paddy Power plc	0.3
Travis Perkins plc	0.2
MTU Aero Engines Holding AG	0.2

Top Countries

% of Net Assets
Japan	24.8
United Kingdom	19.2
Canada	12.1
Australia	6.8
Switzerland	5.0
Germany	4.5
France	3.6
Sweden	3.4
Italy	2.6
Finland	2.2

MSF-2

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	1.04%	$1,000.00	$813.40	$4.75
	Hypothetical*	1.04%	$1,000.00	$1,019.90	$5.29

Class B	Actual	1.29%	$1,000.00	$812.80	$5.89
	Hypothetical*	1.29%	$1,000.00	$1,018.63	$6.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Australia—6.8%
A-Cap Resources, Ltd. (a)	5,318	$1,304
ABM Resources NL (a)	308,685	17,419
Acacia Coal, Ltd. (a)	91,217	4,496
Acrux, Ltd. (a)	47,161	138,531
Adelaide Brighton, Ltd.	230,220	680,782
Aditya Birla Minerals, Ltd.	37,610	26,510
AED Oil, Ltd. (a)	93,946	13,963
African Iron, Ltd. (a)	23,415	8,498
AJ Lucas Group, Ltd.	23,896	25,228
Alchemia, Ltd. (a)	56,649	17,445
Alcyone Resources, Ltd. (a)	80,883	6,540
Alesco Corp., Ltd.	49,473	58,667
Alkane Resources, Ltd. (a) (b)	63,069	58,279
Alliance Resources, Ltd. (a)	81,385	17,542
Altona Mining, Ltd. (a)	67,875	13,934
Amalgamated Holdings, Ltd.	32,994	191,100
Amcom Telecommunications, Ltd. (b)	78,095	64,878
Ampella Mining, Ltd. (a) (b)	19,949	30,329
Ansell, Ltd.	57,951	862,792
Antares Energy, Ltd. (a)	26,721	11,762
APA Group (b)	71,875	330,494
Apex Minerals NL (a)	1,068,781	5,506
APN News & Media, Ltd. (b)	239,736	174,230
Aquarius Platinum, Ltd. (b)	35,924	86,243
Arafura Resources, Ltd. (a) (b)	91,975	34,435
ARB Corp., Ltd.	20,473	162,080
Aristocrat Leisure, Ltd. (b)	116,343	263,095
ASG Group, Ltd. (b)	51,299	45,532
Aspire Mining, Ltd. (a)	118,818	45,155
Atlantic, Ltd. (a)	22,059	28,282
Aurora Oil & Gas, Ltd. (a) (b)	132,281	459,957
Ausdrill, Ltd.	105,567	323,972
Ausenco., Ltd.	31,743	80,255
Austal, Ltd.	34,967	77,125
Austar United Communications, Ltd. (a)	294,317	360,157
Austbrokers Holdings, Ltd.	11,722	71,912
Austin Engineering, Ltd. (b)	12,481	50,521
Australian Agricultural Co., Ltd.	93,296	127,341
Australian Infrastructure Fund (b)	258,449	510,528
Australian Pharmaceutical Industries, Ltd.	75,200	20,431
Australian Worldwide Exploration, Ltd. (a)	235,907	314,912
Automotive Holdings Group	102,926	182,366
AV Jennings, Ltd.	7,380	2,875
Azimuth Resources, Ltd. (a)	41,035	20,867
Azumah Resources, Ltd. (a)	41,745	17,554
Bandanna Energy, Ltd. (a)	179,193	113,963
Bank of Queensland, Ltd. (b)	89,143	666,713
Bannerman Resources, Ltd. (a)	54,366	11,170
BC Iron, Ltd. (a)	17,844	48,431
Beach Petroleum, Ltd.	506,604	640,062
Beadell Resources, Ltd. (a)	141,572	87,151
Berkeley Resources, Ltd. (a)	25,720	9,494
Billabong International, Ltd. (b)	84,660	153,068
Bionomics, Ltd. (a)	51,919	31,405
Biota Holdings, Ltd. (a)	70,678	57,918
Blackmores, Ltd.	4,906	143,280

Australia—(Continued)
Boart Longyear Group	197,674	$561,426
Boom Logistics, Ltd. (b)	57,490	13,246
Boulder Steel, Ltd. (a)	19,202	689
Bow Energy, Ltd. (a)	85,566	132,810
Bradken, Ltd.	64,037	467,665
Breville Group, Ltd.	7,078	19,811
Brickworks, Ltd. (b)	3,137	34,875
BT Investment Management, Ltd. (b)	11,643	21,544
Buru Energy, Ltd. (a)	18,662	23,443
Cabcharge Australia, Ltd. (b)	35,831	164,809
Cape Lambert Iron Ore, Ltd. (a)	97,229	47,246
Cardno, Ltd.	23,391	124,343
Carnarvon Petroleum, Ltd. (a)	165,426	16,416
Carnegie Corp., Ltd. (a)	63,298	3,631
carsales.com.au, Ltd. (b)	47,536	232,086
Cash Converters International, Ltd.	89,886	49,188
Cedar Woods Properties, Ltd.	817	2,805
Central Petroleum, Ltd. (a)	122,859	6,433
Centrex Metals, Ltd. (a)	25,334	7,261
Ceramic Fuel Cells, Ltd. (a)	335,470	36,010
Cerro Resources NL (a)	88,602	9,542
CGA Mining, Ltd. (a)	7,066	14,415
Chalice Gold Mines, Ltd. (a)	25,904	7,045
Challenger Financial Services Group, Ltd.	99,203	419,015
Chandler Macleod Group, Ltd.	16,111	5,942
Citigold Corp., Ltd. (a)	104,691	7,301
Clean Seas Tuna, Ltd. (a)	857	63
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	13,907
Clough, Ltd. (b)	89,000	63,024
Coal of Africa, Ltd. (a) (b)	133,534	113,760
Coalspur Mines, Ltd. (a)	127,514	199,585
Cobar Consolidated Resources, Ltd. (a)	24,175	12,777
Cockatoo Coal, Ltd. (a)	262,920	100,858
Codan, Ltd.	44,453	55,588
Coffey International, Ltd.	63,637	27,744
Collection House, Ltd.	18,260	13,100
Comet Ridge, Ltd. (a)	17,561	2,881
Consolidated Media Holdings, Ltd.	220,029	586,866
Continental Coal, Ltd. (a)	38,284	6,684
Cooper Energy, Ltd. (a)	123,859	41,940
Credit Corp. Group, Ltd.	13,415	61,663
Crusader Resources, Ltd. (a)	7,806	6,268
CSG, Ltd.	35,179	21,445
CSR, Ltd. (b)	228,131	457,642
Cudeco, Ltd. (a)	51,210	194,214
Cue Energy Resources, Ltd. (a)	171,183	36,782
Customers, Ltd. (a) (b)	33,696	34,189
Data #3, Ltd.	24,850	29,160
David Jones, Ltd. (b)	98,361	238,592
Decmil Group, Ltd. (a)	35,697	75,051
Deep Yellow, Ltd. (a)	271,919	36,298
Devine, Ltd.	46,180	34,569
Discovery Metals, Ltd. (a)	106,890	143,275
Domino’s Pizza Enterprises, Ltd.	11,943	96,777
Downer EDI, Ltd.	193,390	636,222
Dragon Mining, Ltd. (a)	5,660	7,079

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Drillsearch Energy, Ltd. (a)	43,382	$35,796
DUET Group (b)	476,665	856,811
DuluxGroup, Ltd. (b)	135,952	402,199
DWS Advanced Business Solutions, Ltd.	24,661	31,599
Dyesol, Ltd. (a)	37,128	9,885
Elders, Ltd. (b)	150,466	40,113
Elemental Minerals, Ltd. (a)	26,469	28,582
Emeco Holdings, Ltd.	256,015	252,867
Endeavour Mining Corp. (a)	28,473	69,752
Energy Resources of Australia, Ltd. (b)	40,323	50,530
Energy World Corp., Ltd. (b)	361,817	253,426
Envestra, Ltd.	457,288	334,749
Equatorial Resources, Ltd. (a)	18,658	31,945
eServGlobal, Ltd. (a)	43,068	14,981
Euroz, Ltd.	8,343	10,679
Evolution Mining, Ltd. (a)	100,649	155,026
Exco Resources, Ltd. (a) (b)	62,226	11,801
Extract Resources, Ltd. (a) (b)	28,270	245,456
Fantastic Holdings, Ltd.	250	564
FAR, Ltd. (a)	173,117	4,970
Finbar Group, Ltd.	3,897	3,535
FKP Property Group (b)	372,863	183,215
Fleetwood Corp., Ltd.	26,040	319,582
Fletcher Building, Ltd. (b)	43,314	205,188
FlexiGroup, Ltd.	48,988	93,627
Flight Centre, Ltd. (b)	17,628	290,896
Flinders Mines, Ltd. (a)	606,380	173,781
Focus Minerals, Ltd. (a)	1,747,188	91,388
Forge Group, Ltd.	13,647	67,185
Galaxy Resources, Ltd. (a)	75,661	54,464
Geodynamics, Ltd. (a)	82,317	13,085
Ginalbie Metals, Ltd. (a) (b)	307,389	164,830
Gloucester Coal, Ltd. (a) (b)	40,888	359,819
Gold One International, Ltd. (a) (b)	183,000	95,666
Golden Rim Resources, Ltd. (a)	11,079	1,250
Goodman Fielder, Ltd. (b)	856,325	381,323
GrainCorp., Ltd.	85,015	683,524
Grange Resources, Ltd. (a) (b)	120,000	68,936
Greenland Minerals & Energy, Ltd. (a) (b)	62,332	29,086
Gryphon Minerals, Ltd. (a)	91,713	107,578
GUD Holdings, Ltd. (b)	25,989	187,662
Gujarat NRE Coking Coal, Ltd. (a)	19,871	3,667
Gunns, Ltd. (b)	309,759	39,801
GWA International, Ltd. (b)	136,258	299,017
Hastie Group, Ltd.	5,739	3,332
Heron Resources, Ltd. (a)	35,984	6,455
HFA Holdings, Ltd.	45,623	39,302
Highlands Pacific, Ltd. (a)	173,904	24,112
Hillgrove Resources, Ltd. (b)	180,002	36,013
Hills Industries, Ltd.	45,110	52,030
Horizon Oil, Ltd. (b)	267,009	54,805
Icon Energy, Ltd. (a)	103,127	17,447
IDM International, Ltd. (a)	49,237	6,307
iiNET, Ltd.	57,510	168,540
Imdex, Ltd. (b)	67,080	127,656
IMF Australia, Ltd.	25,755	34,336
IMX Resources, Ltd. (a)	7,034	2,261

Australia—(Continued)
Independence Group NL	75,887	$295,404
Indo Mines, Ltd. (a)	5,858	1,652
Indophil Resources NL (a)	149,398	63,559
Industrea, Ltd.	121,588	122,407
Infigen Energy	209,905	57,630
Infomedia, Ltd.	67,545	14,887
Integra Mining, Ltd. (a) (b)	226,101	124,136
Integrated Research, Ltd.	28,972	13,943
Intrepid Mines, Ltd. (a)	177,715	197,783
Invocare, Ltd.	50,327	396,844
IOOF Holdings, Ltd.	105,838	554,101
Iress Market Technology, Ltd.	48,417	343,437
Iron Ore Holdings, Ltd. (a)	17,526	24,655
Ivanhoe Australia, Ltd. (a) (b)	27,511	40,086
JB Hi-Fi, Ltd. (b)	47,695	552,169
Jupiter Mines, Ltd. (a)	63,164	17,462
Kagara, Ltd.	131,297	34,196
Kangaroo Resources, Ltd. (a)	305,630	45,420
Karoon Gas Australia, Ltd. (a)	66,375	305,773
Kasbah Resources, Ltd. (a)	63,291	9,718
Kingsgate Consolidated, Ltd.	50,553	296,296
Kingsrose Mining, Ltd. (a)	77,954	112,695
Linc Energy, Ltd. (a)	119,994	134,832
Liquefied Natural Gas, Ltd. (a)	11,253	3,056
Lycopodium, Ltd.	4,478	27,442
M2 Telecommunications Group, Ltd. (b)	25,736	73,909
Macmahon Holdings, Ltd.	233,310	133,692
Macquarie Atlas Roads Group (a)	43,947	60,839
Macquarie Telecom Group, Ltd.	3,983	28,896
Magma Metals, Ltd. (a)	61,670	4,901
Marengo Mining, Ltd. (a)	157,276	34,678
Matrix Composites & Engineering, Ltd. (b)	9,743	30,412
McMillan Shakespeare, Ltd.	15,824	139,360
McPherson’s Ltd.	24,148	42,713
Medusa Mining, Ltd. (b)	46,407	212,117
Melbourne IT, Ltd.	32,435	51,508
MEO Australia, Ltd. (a)	220,030	39,397
Mermaid Marine Australia, Ltd.	91,511	265,900
Mesoblast, Ltd. (a) (b)	48,994	345,210
Metals X, Ltd. (a)	122,921	29,573
Metgasco, Ltd. (a)	117,719	48,360
Metminco, Ltd. (a)	116,326	14,322
MetroCoal, Ltd. (a)	5,129	2,557
MHM Metals, Ltd. (a)	19,739	18,148
Miclyn Express Offshore, Ltd.	8,946	18,147
Mincor Resources NL	83,334	57,526
Mineral Deposits, Ltd. (a)	23,147	120,301
Mineral Resources, Ltd.	19,101	214,923
Mirabela Nickel, Ltd. (a) (b)	92,437	106,530
Molopo Australia, Ltd.	70,758	46,471
Moly Mines, Ltd. (a) (b)	32,667	10,378
Monadelphous Group, Ltd.	32,222	663,331
Morning Star Gold NL (a)	33,455	7,903
Mortgage Choice, Ltd.	27,374	35,901
Mount Gibson Iron, Ltd.	260,790	298,474
MSF Sugar, Ltd. (a)	14,314	65,015
Murchison Metals, Ltd. (a) (b)	110,450	49,080

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Myer Holdings, Ltd. (b)	260,693	$516,274
MyState, Ltd.	1,126	3,878
Nanosonics, Ltd. (a)	54,786	33,747
Navitas, Ltd. (b)	84,693	303,944
Neon Energy, Ltd. (a) (b)	106,118	55,315
Neptune Marine Services, Ltd. (a)	74,800	1,914
New Guinea Energy, Ltd. (a)	155,761	7,354
Newsat, Ltd. (a)	28,184	17,062
Nexbis, Ltd. (a)	121,902	10,265
Nexus Energy, Ltd. (a) (b)	460,151	96,808
NIB Holdings, Ltd.	101,283	155,694
Nido Petroleum, Ltd. (a)	522,236	21,448
Noble Mineral Resources, Ltd. (a)	83,737	41,232
Norfolk Group, Ltd.	25,916	28,195
North Australian Diamonds, Ltd. (a)	582	152
Northern Iron, Ltd. (a)	54,613	35,866
Northern Star Resources, Ltd. (a)	65,700	52,921
Norton Gold Fields, Ltd. (a)	133,102	23,844
NRW Holdings, Ltd.	77,104	203,521
Nucoal Resources NL (a)	80,799	22,835
Nufarm, Ltd. (b)	75,460	321,175
Oakton, Ltd.	24,739	31,307
Oilex, Ltd. (a)	2,290	516
OneSteel, Ltd.	214,351	153,923
Orocobre, Ltd. (a)	20,107	26,293
OrotonGroup, Ltd.	4,654	36,213
Otto Energy, Ltd. (a)	308,140	28,452
Pacific Brands, Ltd.	621,651	349,810
Pacific Niugini, Ltd. (a)	26,694	12,039
Paladin Energy, Ltd. (a) (b)	149,374	208,952
Pan Pacific Petroleum NL (a)	55,564	7,978
Panoramic Resources, Ltd.	109,307	129,630
PaperlinX, Ltd. (b)	340,846	29,300
Papillon Resources, Ltd. (a)	19,995	11,795
Patties Foods, Ltd.	1,792	3,059
Peet, Ltd.	48,359	39,742
Peninsula Energy, Ltd. (a) (b)	454,116	16,805
Perilya, Ltd. (a) (b)	95,807	32,339
Perpetual, Ltd. (b)	18,730	391,462
Perseus Mining, Ltd. (a)	160,823	395,988
Petsec Energy, Ltd. (a)	3,946	495
Pharmaxis, Ltd. (a) (b)	132,843	141,356
Photon Group, Ltd.	319,019	17,366
Platinum Australia, Ltd. (a)	116,796	9,793
Pluton Resources, Ltd. (a)	48,332	11,117
PMP, Ltd.	95,913	47,617
Premier Investments, Ltd.	44,992	219,093
Prima Biomed, Ltd. (a)	225,293	36,827
Primary Health Care, Ltd.	201,277	634,230
Prime Media Group, Ltd.	1,327	916
PrimeAg Australia, Ltd. (a)	13,869	15,150
Programmed Maintenance Services, Ltd.	48,493	109,899
QRxPharma, Ltd. (a)	4,613	7,143
Quickstep Holdings, Ltd. (a)	31,204	5,436
Ramelius Resources, Ltd. (a)	108,331	118,459
RCR Tomlinson, Ltd.	23,564	38,359
REA Group, Ltd. (b)	34,313	439,476

Australia—(Continued)
Reckon, Ltd.	29,039	$69,659
Red Fork Energy, Ltd. (a)	49,971	43,098
Red Hill Iron, Ltd. (a)	3,707	8,359
Redflex Holdings, Ltd.	17,543	30,030
Reed Resources, Ltd. (a)	59,940	18,717
Regional Express Holdings, Ltd. (a)	9,952	10,707
Regis Resources, Ltd. (a)	127,686	442,594
Resolute Mining, Ltd.	169,145	285,046
Resource & Investment NL (a)	20,753	13,622
Resource Generation, Ltd. (a)	58,515	22,158
Retail Food Group, Ltd.	14,217	35,497
Rex Minerals, Ltd. (a)	36,473	52,189
Rialto Energy, Ltd. (a)	104,081	25,610
Ridley Corp., Ltd.	94,194	101,365
Robust Resources, Ltd. (a)	8,904	12,240
Roc Oil Co., Ltd. (a)	282,449	73,978
Runge, Ltd.	4,190	1,577
Ruralco Holdings, Ltd.	2,336	7,829
SAI Global, Ltd.	79,801	367,871
Salmat, Ltd. (b)	35,609	87,569
Samson Oil & Gas, Ltd. (a) (b)	446,639	43,897
Sandfire Resources NL (a) (b)	42,691	287,224
Saracen Mineral Holdings, Ltd. (b)	117,607	90,579
Sedgman, Ltd.	29,483	55,385
Select Harvests, Ltd.	8,048	14,176
Senex Energy, Ltd. (a)	137,942	89,637
Servcorp, Ltd.	18,320	49,214
Service Stream, Ltd.	34,463	10,583
Seven Group Holdings, Ltd.	22,906	165,925
Sigma Pharmaceuticals, Ltd.	621,692	350,581
Sihayo Gold, Ltd. (a)	40,036	4,309
Silex Systems, Ltd. (a)	32,584	81,864
Silver Lake Resources, Ltd. (a)	48,469	149,965
Sirtex Medical, Ltd. (a)	16,760	76,955
Skilled Group, Ltd.	35,531	60,186
Slater & Gordon, Ltd.	7,258	13,312
SMS Management & Technology, Ltd. (b)	21,149	97,846
Southern Cross Electrical Engineering, Ltd.	13,042	10,975
Southern Cross Media Group	328,410	361,536
Spark Infrastructure Group	640,636	902,182
Specialty Fashion Group, Ltd.	46,931	21,894
Spotless Group, Ltd.	77,026	188,182
St. Barbara, Ltd.	126,668	252,095
Starpharma Holdings, Ltd. (a)	62,500	73,050
Straits Resources, Ltd. (a)	39,613	26,376
Strike Resources, Ltd. (a)	13,614	2,648
STW Communications Group, Ltd.	106,064	91,414
Sundance Energy Australia, Ltd. (a)	57,204	24,351
Sundance Resources, Ltd. (a)	819,104	332,732
Sunland Group, Ltd.	73,931	50,067
Super Cheap Auto Group, Ltd.	55,932	303,194
Swick Mining Services, Ltd. (a)	44,723	13,809
Talent2 International, Ltd.	14,642	7,499
Talisman Mining, Ltd. (a)	8,018	2,762
Tanami Gold NL (a)	32,329	22,221
Tap Oil, Ltd.	106,752	65,145
Tassal Group, Ltd.	58,903	84,439

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Technology One, Ltd.	38,530	$39,492
Ten Network Holdings, Ltd. (b)	303,103	260,557
Teranga Gold Corp. (a) (b)	26,882	53,205
Terramin Australia, Ltd. (a)	34,330	4,756
Texon Petroleum, Ltd. (a)	58,360	33,435
TFS Corp., Ltd.	57,669	36,668
Thakral Holdings Group (REIT)	143,461	79,429
The Reject Shop, Ltd.	6,604	69,617
ThinkSmart, Ltd.	18,125	7,536
Thorn Group, Ltd.	69,334	114,316
Tiger Resources, Ltd. (a)	157,181	59,005
Toro Energy, Ltd. (a)	75,052	6,766
Tox Free Solutions, Ltd. (a) (b)	24,295	54,044
TPG Telecom, Ltd. (b)	201,335	274,831
Transfield Services, Ltd.	217,693	480,877
Transpacific Industries Group, Ltd. (a) (b)	347,625	289,865
Troy Resources NL (b)	25,003	109,240
Trust Co., Ltd.	3,656	19,025
Unity Mining, Ltd.	45,078	4,580
UXC, Ltd.	101,253	41,604
Village Roadshow, Ltd.	20,281	62,365
Virgin Australia Holdings, Ltd. (a)	968,773	282,463
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	5,755	21,529
Watpac, Ltd.	37,999	41,260
WDS, Ltd.	55,558	34,226
Webjet, Ltd.	17,109	43,646
Western Areas NL (b)	55,986	292,353
White Energy Co., Ltd. (a) (b)	78,162	30,467
WHK Group, Ltd.	93,561	79,101
Wide Bay Australia, Ltd.	8,970	67,312
Wildhorse Energy, Ltd. (a)	8,738	1,344
Wotif.com Holdings, Ltd. (b)	46,269	169,067
WPG Resources, Ltd. (a)	49,479	3,904

		43,245,554

Austria—0.8%
A-TEC Industries AG (b)	1,749	1,906
Agrana Beteiligungs AG	1,574	163,311
Atrium European Real Estate, Ltd.	70,656	322,138
Austria Technologie & Systemtechnik AG	5,944	64,974
BWT AG	4,956	83,964
CA Immobilien Anlagen AG (a)	22,098	238,129
DO & CO Restaurants & Catering AG	488	16,534
EVN AG	13,471	187,825
Flughafen Wien AG	6,637	252,114
Frauenthal Holding AG	775	9,449
Intercell AG (a) (b)	12,946	31,996
Kapsch TrafficCom AG	2,296	174,172
Lenzing AG	2,437	202,595
Mayr Melnhof Karton AG	3,543	300,912
Oberbank AG	174	10,676
Oesterreichische Post AG (b)	15,900	480,902
Palfinger AG	5,413	86,774
POLYTEC Holding AG	6,630	47,329
RHI AG (a)	10,860	213,520

Austria—(Continued)
Rosenbauer International AG	1,630	$76,886
Schoeller-Bleckmann Oilfield Equipment AG	4,650	412,233
Semperit AG Holding	4,832	186,658
Sparkassen Immobilienanlagen AG (a)	23,895	139,624
Strabag SE	10,968	317,093
Uniqa Versicherungen AG	4,974	60,888
Warimpex Finanz-und Beteiligungs AG	4,925	4,994
Wienerberger AG	50,921	460,009
Wolford AG	1,065	32,566
Zumtobel AG	19,568	276,156

		4,856,327

Belgium—1.0%
Ablynx NV (a)	6,257	27,613
Ackermans & van Haaren NV	12,372	923,875
AGFA-Gevaert NV	86,119	137,315
AGFA-Gevaert NV (VVPR Strip) (a)	21,666	28
Arseus NV	9,744	139,105
Atenor Group	365	11,456
Banque Nationale de Belgique S.A.	115	336,682
Barco NV	6,846	342,985
Compagnie d’Entreprises CFE	5,150	253,484
Compagnie Immobiliere de Belgique S.A.	978	31,310
Compagnie Maritime Belge S.A.	6,608	145,221
D’ieteren S.A.	9,838	434,573
Deceuninck NV	28,060	26,561
Deceuninck NV (VVPR Strip) (c)	17,412	23
Devgen NV (a)	3,173	21,973
Duvel Moortgat S.A.	240	22,060
Econocom Group	4,394	88,628
Elia System Operator S.A.	13,739	532,845
Euronav NV (b)	9,477	45,874
EVS Broadcast Equipment S.A. (b)	6,621	339,023
Exmar NV	17,359	129,236
Galapagos NV (a)	7,626	102,636
Gimv NV	225	10,740
Hamon & CIE S.A.	300	5,697
Ion Beam Applications S.A.	6,135	37,936
IRIS	560	18,536
Kinepolis Group NV	2,580	184,554
Lotus Bakeries S.A.	82	44,249
Melexis NV	11,714	157,512
Nyrstar NV	85,533	675,551
Nyrstar NV (VVPR Strip) (a)	23,989	62
Option NV	9,790	3,804
RealDolmen NV	1,200	25,989
Recticel S.A.	6,210	36,716
Resilux NV	55	3,673
Roularta Media Group NV	948	17,950
Sioen Industries NV	1,635	11,134
Sipef S.A.	3,121	234,754
Tessenderlo Chemie NV	15,628	415,153
Tessenderlo Chemie NV (VVPR Strip) (a)	479	37
ThromboGenics NV (a)	16,399	401,212
Van de Velde NV (b)	2,581	118,271

		6,496,036

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—12.1%
5N Plus, Inc. (a) (b)	20,095	$101,379
Aastra Technologies, Ltd. (a)	3,824	52,122
Aberdeen International, Inc.	9,500	6,073
Absolute Software Corp. (a) (b)	19,254	93,539
Advantage Oil & Gas, Ltd. (a)	84,244	351,276
Aecon Group, Inc.	29,600	304,485
AEterna Zentaris, Inc. (a) (b)	24,729	37,938
AG Growth International, Inc. (b)	5,938	218,868
AGF Management, Ltd. (b)	29,850	464,402
Ainsworth Lumber Co., Ltd. (a)	15,595	15,030
Air Canada (a)	15,459	15,507
Akita Drilling, Ltd.	2,003	19,580
Alacer Gold Corp. (a)	3,138	32,372
Alamos Gold, Inc. (a)	60,790	1,049,186
Alarmforce Industries, Inc. (a)	2,200	22,393
Alexco Resource Corp. (a) (b)	24,644	167,953
Alexis Minerals Corp. (a)	18,500	546
Algoma Central Corp.	441	44,237
Algonquin Power & Utilities Corp. (b)	42,604	268,985
Alliance Grain Traders, Inc.	7,901	161,384
AltaGas, Ltd. (b)	36,024	1,127,997
Alterra Power Corp. (a) (b)	48,314	19,480
Altius Minerals Corp. (a)	9,660	102,504
Amerigo Resources, Ltd.	43,359	24,305
Anderson Energy, Ltd. (a)	46,999	24,959
Andrew Peller, Ltd.	300	2,744
Angle Energy, Inc. (a)	26,858	167,722
Antrim Energy, Inc. (a)	29,487	34,218
Anvil Mining, Ltd.	52,764	380,870
Argonaut Gold, Inc. (a)	37,825	258,528
Armtec Infrastructure, Inc. (b)	7,363	14,844
Arsenal Energy, Inc. (a)	71,551	48,552
Astral Media, Inc.	22,017	768,435
Atlantic Power Corp. (b)	28,762	410,704
Atna Resources, Ltd. (a)	7,193	5,942
Atrium Innovations, Inc.	14,100	164,732
ATS Automation Tooling Systems, Inc. (a)	37,988	240,962
Augusta Resource Corp. (a)	16,090	50,160
Aura Minerals, Inc. (a)	49,179	60,455
AuRico Gold, Inc. (a) (b)	118,205	952,057
Aurizon Mines, Ltd.	65,968	324,374
AutoCanada, Inc.	400	2,518
Avalon Rare Metals, Inc. (a)	28,205	66,848
AvenEx Energy Corp. (b)	17,452	89,761
Avion Gold Corp. (a)	113,400	180,664
Axia NetMedia Corp. (a)	16,400	19,676
Azure Dynamics Corp. (a)	283,510	18,123
B2Gold Corp. (a)	95,043	289,751
Baja Mining Corp. (a)	127,376	100,212
Ballard Power Systems, Inc.	33,449	36,184
Bankers Petroleum, Ltd. (a)	106,542	465,208
Bellatrix Exploration, Ltd. (a)	53,436	258,023
Bengal Energy, Ltd. (a)	9,533	7,500
BioExx Specialty Proteins, Ltd. (a) (b)	41,755	6,570
Bioniche Life Sciences, Inc. (a)	21,600	12,108
Birchcliff Energy, Ltd. (b)	46,465	621,453
Bird Construction, Inc. (b)	13,310	150,921

Canada—(Continued)
Black Diamond Group, Ltd. (b)	10,412	$189,021
BlackPearl Resources, Inc. (a)	115,717	467,716
BMTC Group, Inc.	5,387	99,597
BNK Petroleum, Inc. (a)	4,142	6,314
Bonterra Energy Corp. (b)	4,953	250,950
Boralex, Inc. (a)	10,230	71,731
Brigus Gold Corp. (a) (b)	76,420	75,154
Brookfield Real Estate Services, Inc. (b)	800	9,905
Burcon NutraScience Corp. (a)	6,010	42,496
C&C Energia, Ltd. (a) (b)	2,163	16,103
CAE, Inc.	7,405	72,022
Calfrac Well Services, Ltd. (b)	12,268	343,844
Calian Technologies, Ltd.	1,700	29,040
Calvalley Petroleums, Inc. (a)	25,510	44,404
Canaccord Capital, Inc. (a)	42,274	324,273
Canada Bread Co., Ltd.	139	5,938
Canadian Energy Services & Technology Corp. (b)	13,059	143,195
Canadian Helicopters Group, Inc.	3,968	93,888
Canadian Western Bank (b)	26,587	674,578
Canadian Zinc Corp. (a)	38,500	24,989
Canam Group, Inc.	13,613	54,888
Canfor Corp. (a)	48,900	512,155
Canfor Pulp Products, Inc.	15,300	186,877
Cangene Corp. (a)	11,169	21,748
Canyon Services Group, Inc. (b)	18,800	220,937
Capital Power Corp. (b)	16,376	404,548
Capstone Infrastructure Corp. (b)	25,324	94,886
Capstone Mining Corp. (a)	127,663	349,022
Cardero Resources Corp. (a)	17,277	17,331
Cardiome Pharma Corp. (a) (b)	26,900	70,897
Carpathian Gold, Inc. (a)	84,878	36,310
Cascades, Inc.	40,375	175,897
Cathedral Energy Services, Ltd.	13,242	94,153
CCL Industries, Inc.	11,519	354,683
CE Franklin, Ltd. (a)	1,700	13,809
Celestica, Inc.	88,081	648,794
Celtic Exploration, Ltd.	33,000	742,204
Cequence Energy, Ltd. (a)	61,458	178,297
China Gold International Resources Corp., Ltd. (a)	72,399	182,270
Chinook Energy, Inc. (a)	13,017	20,866
Chorus Aviation, Inc.	1,500	4,661
CIC Energy Corp. (a)	15,763	14,727
Cineplex, Inc. (b)	27,267	689,686
Clairvest Group, Inc.	200	3,087
Clarke, Inc.	1,730	6,848
Claude Resources, Inc. (a)	65,867	88,095
Cline Mining Corp. (a) (b)	45,858	72,608
CML HealthCare, Inc. (b)	37,329	354,623
Coastal Contacts, Inc. (a)	22,185	55,634
Cogeco Cable, Inc.	9,171	463,127
Cogeco, Inc.	1,308	62,245
Colabor Group, Inc.	8,159	85,052
Colossus Minerals, Inc. (a)	28,508	169,055
COM DEV International, Ltd. (a) (b)	18,581	37,460
Compton Petroleum Corp. (a)	347	1,491

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Computer Modelling Group, Ltd.	11,260	$169,977
Connacher Oil & Gas, Ltd. (a)	149,256	111,555
Constellation Software, Inc.	2,422	182,784
Contrans Group, Inc.	8,764	68,950
Copper Mountain Mining Corp. (a)	28,166	155,947
Corby Distilleries, Ltd. (b)	5,241	84,528
Coro Mining Corp. (a)	8,346	2,791
Corridor Resources, Inc. (a)	21,385	20,820
Corus Entertainment, Inc. (a) (b)	30,900	623,561
Cott Corp. (a)	39,395	247,950
Crew Energy, Inc. (b)	40,410	447,079
Crocodile Gold Corp. (a)	76,183	38,959
Crocotta Energy, Inc. (a)	21,856	77,808
Crosshair Energy Corp. (a)	12,100	4,165
Davis & Henderson Income Corp. (b)	26,388	437,270
Delphi Energy Corp. (a)	54,233	113,069
Denison Mines Corp. (a)	173,815	217,087
DirectCash Payments, Inc. (b)	2,774	54,561
Dollarama, Inc. (a)	27,484	1,202,771
Dorel Industries, Inc.	12,700	319,108
DragonWave, Inc. (a)	11,424	39,321
Duluth Metals, Ltd. (a)	31,662	65,077
Dundee Capital Markets, Inc. (a) (b)	25,486	27,821
Dundee Precious Metals, Inc. (a)	42,380	342,591
Dynasty Metals & Mining, Inc. (a)	8,618	18,137
E-L Financial Corp., Ltd.	171	57,177
Eastern Platinum, Ltd. (a)	420,034	223,060
Eastmain Resources, Inc. (a)	24,625	24,459
easyhome, Ltd.	2,000	10,326
Eco Oro Minerals Corp. (a)	16,900	24,764
EGI Financial Holdings, Inc.	900	6,249
Electrovaya, Inc. (a) (b)	11,336	8,696
Enbridge Income Fund Holdings, Inc.	11,771	232,676
Endeavour Mining Corp. (a)	44,726	106,883
Endeavour Silver Corp.	24,040	233,816
Enerflex, Ltd. (a) (b)	10,930	142,530
Enghouse Systems, Ltd.	4,909	59,090
Ensign Energy Services, Inc.	8,770	140,151
Entree Gold, Inc.	15,350	18,870
Epsilon Energy, Ltd. (a)	20,918	58,011
Equal Energy, Ltd. (a)	6,487	29,282
Equitable Group, Inc.	5,801	142,622
Essential Energy Services, Ltd. (a)	40,081	81,199
European Goldfields, Ltd. (a)	46,450	542,682
Evertz Technologies, Ltd.	14,549	173,841
Excellon Resources, Inc. (a)	69,422	38,915
Exchange Income Corp.	2,275	56,850
Exco Technologies, Ltd.	4,600	14,838
Exeter Resource Corp. (a)	11,335	29,763
EXFO, Inc. (a)	11,143	67,065
Fairborne Energy, Ltd.	46,659	135,822
Fibrek, Inc. (a)	4,460	4,430
Fiera Sceptre, Inc.	1,403	8,679
Firm Capital Mortgage Investment Corp.	2,307	29,925
First Majestic Silver Corp. (a)	41,797	706,173
First National Financial Corp.	2,628	45,099
First Nickel, Inc. (a)	62,217	6,730

Canada—(Continued)
First Uranium Corp. (a)	51,906	$8,423
FirstService Corp. (a)	10,800	286,237
Flint Energy Services, Ltd. (a)	14,712	184,759
Formation Metals, Inc. (a)	10,328	5,688
Forsys Metals Corp. (a)	25,356	18,203
Fortress Paper, Ltd. (a)	5,438	142,200
Fortuna Silver Mines, Inc. (a)	36,282	199,456
Fortune Minerals, Ltd. (a)	11,100	7,860
Gamehost, Inc.	1,215	13,532
Garda World Security Corp. (a) (b)	8,200	58,949
Genesis Land Development Corp. (a)	17,608	49,871
Genivar, Inc. (b)	10,454	270,590
Gennum Corp.	10,110	61,146
Genworth MI Canada, Inc. (b)	11,317	228,154
Geomark Exploration, Ltd.	3,200	2,581
Glacier Media, Inc. (a)	9,600	19,826
Glentel, Inc.	6,330	113,235
GLG Life Tech Corp. (a)	3,198	2,830
Gluskin Sheff & Associates, Inc.	5,578	81,790
GLV, Inc. (a) (b)	11,135	39,203
GMP Capital, Inc.	40,036	278,758
Golden Star Resources, Ltd.	134,670	221,172
Gran Tierra Energy, Inc. (a)	92,328	446,726
Grande Cache Coal Corp. (a)	41,900	408,348
Great Basin Gold, Ltd. (a)	185,850	173,632
Great Canadian Gaming Corp. (a)	21,500	177,184
Great Panther Silver, Ltd. (a) (b)	58,000	113,507
Groupe Aeroplan, Inc. (b)	75,179	882,763
Guide Exploration, Ltd. (a)	55,084	171,181
Guyana Goldfields, Inc. (a)	19,255	142,019
Hanfeng Evergreen, Inc. (a) (b)	12,100	32,724
Harry Winston Diamond Corp.	25,544	272,811
Helix Biopharma Corp. (a)	100	187
Hemisphere GPS, Inc. (a)	12,375	8,032
Heroux-Devtek, Inc. (a)	15,800	104,417
High Liner Foods, Inc.	1,500	24,119
High River Gold Mines, Ltd. (a)	100,844	119,008
Home Capital Group, Inc.	13,384	646,265
Horizon North Logistics, Inc. (b)	34,831	159,623
HudBay Minerals, Inc.	78,150	779,310
IBI Group, Inc. (b)	4,716	61,220
Imax Corp. (a) (b)	25,958	477,116
Imperial Metals Corp. (a)	16,926	208,069
Imris, Inc. (a)	9,126	24,770
Indigo Books & Music, Inc. (b)	1,986	14,160
Innergex Renewable Energy, Inc.	28,588	289,577
Inter-Citic Minerals, Inc. (a) (b)	23,292	22,219
International Forest Products, Ltd.	22,336	94,453
International Tower Hill Mines, Ltd. (a) (b)	21,604	94,120
Intertape Polymer Group, Inc. (a)	22,546	73,391
Ivanhoe Energy, Inc. (a) (b)	110,904	122,154
Ivernia, Inc. (a)	71,989	4,956
Jaguar Mining, Inc. (a) (b)	44,308	283,230
Just Energy Group, Inc. (b)	66,323	747,467
K-Bro Linen, Inc.	2,200	48,117
KAB Distribution, Inc. (a) (c)	3,622	0
Keegan Resources, Inc. (a)	23,027	88,091

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Keyera Corp. (b)	15,274	$751,045
Killam Properties, Inc. (b)	23,335	265,512
Kingsway Financial Services, Inc.	35,061	18,274
Kirkland Lake Gold, Inc. (a)	18,730	284,031
La Mancha Resources, Inc. (a)	45,390	122,308
Labrador Iron Mines Holdings, Ltd. (a)	13,799	67,716
Lake Shore Gold Corp. (a) (b)	179,156	225,520
Laramide Resources (a)	17,031	12,059
Laurentian Bank of Canada (b)	17,100	804,340
Le Chateau, Inc.	2,899	4,704
Legacy Oil & Gas, Inc. (a)	49,237	507,453
Leisureworld Senior Care Corp.	9,155	101,557
Leon’s Furniture, Ltd.	13,469	164,248
Linamar Corp.	23,100	318,041
Liquor Stores N.A., Ltd.	914	13,528
MacDonald Dettwiler & Associates, Ltd. (a)	12,944	599,433
MAG Silver Corp. (a)	13,742	90,546
Mainstreet Equity Corp. (a)	2,700	63,700
Major Drilling Group International, Inc.	34,700	530,302
Manitoba Telecom Services, Inc.	8,354	243,756
Maple Leaf Foods, Inc.	46,770	498,126
March Networks Corp. (a)	900	4,248
Martinrea International, Inc. (a)	33,256	243,652
Maxim Power Corp. (a)	2,800	5,507
Mediagrif Interactive Technologies, Inc.	600	9,441
MEGA Brands, Inc. (a)	7,658	62,583
Mega Uranium, Ltd. (a)	53,800	10,582
Melcor Developments, Ltd. (b)	600	7,771
Mercator Minerals, Ltd. (a)	44,710	66,393
MGM Energy Corp. (a)	6,492	1,532
MI Developments, Inc.	16,860	540,362
Midway Energy, Ltd. (a)	35,551	113,277
Migao Corp. (a) (b)	14,985	59,094
Minco Silver Corp. (a)	10,913	21,357
Minefinders Corp. (a)	34,019	362,321
Minera Andes, Inc. (a)	58,834	88,524
Miranda Technologies, Inc. (a)	11,073	99,203
Mood Media Corp. (a)	25,200	59,726
Morneau Shepell, Inc. (b)	20,272	208,133
Mullen Group, Ltd. (b)	37,181	718,500
NAL Energy Corp. (b)	61,688	478,046
Nautilus Minerals, Inc. (a) (b)	52,914	93,667
Neo Material Technologies, Inc. (a) (b)	50,900	366,914
Nevada Copper Corp. (a)	10,550	53,743
Newalta Corp.	21,158	258,220
NGEx Resources, Inc. (a)	50,496	134,080
Norbord, Inc. (a)	9,529	75,906
Nordion, Inc. (a)	51,425	432,398
North American Energy Partners, Inc. (a)	10,529	67,511
North American Palladium, Ltd.	57,551	147,719
Northern Dynasty Minerals, Ltd. (a)	27,464	166,105
Northland Power, Inc. (b)	31,704	559,033
Northland Resources S.A. (a)	49,466	71,997
NuVista Energy, Ltd. (a)	35,517	183,025
OceanaGold Corp. (a)	109,119	241,449
Oncolytics Biotech, Inc. (a) (b)	27,072	106,494
Open Range Energy Corp. (a)	19,844	36,493

Canada—(Continued)
Oromin Explorations, Ltd. (a)	30,600	$32,500
Orvana Minerals Corp. (a)	16,462	17,484
Pace Oil & Gas, Ltd. (a)	11,204	47,379
Paladin Labs, Inc. (a)	4,798	196,950
Paramount Resources, Ltd. (b)	18,547	775,186
Parex Resources, Inc. (a)	3,118	21,372
Parkland Fuel Corp. (b)	16,430	205,042
Pason Systems, Inc. (b)	28,216	332,981
Patheon, Inc. (a)	5,086	6,402
Peregrine Diamonds, Ltd. (a)	15,201	8,820
Perpetual Energy, Inc. (b)	50,316	57,894
Petaquilla Minerals, Ltd. (a)	51,667	29,978
PetroBakken Energy, Ltd. (b)	34,295	432,714
Petrobank Energy & Resources, Ltd. (a)	47,773	497,063
Petrominerales, Ltd. (b)	5,100	83,056
Phoscan Chemical Corp. (a)	51,767	16,036
PHX Energy Services Corp.	7,850	82,372
Pilot Gold, Inc. (a) (b)	11,266	14,292
Platinum Group Metals, Ltd.	32,084	29,028
Points International, Ltd. (a)	2,700	20,578
PolyMet Mining Corp. (a) (b)	25,570	26,404
Poseidon Concepts Corp.	17,540	214,754
Precision Drilling Corp. (a)	54,489	562,654
Premium Brands Holdings Corp.	7,150	117,075
Primero Mining Corp. (a)	13,201	42,192
Prometic Life Sciences, Inc. (a)	77,000	10,601
Provident Energy, Ltd.	115,404	1,117,893
Pulse Seismic, Inc. (a)	19,520	33,594
QLT, Inc. (a)	25,500	183,818
Quebecor, Inc.	18,680	640,945
Queenston Mining, Inc. (a)	20,802	100,854
Questerre Energy Corp. (a)	70,069	42,034
Ram Power Corp. (a)	31,332	10,630
Redknee Solutions, Inc. (a)	16,690	15,757
Reitmans Canada, Ltd.	1,800	26,641
Reitmans Canada, Ltd. (Class A)	19,830	289,011
Resverlogix Corp. (a)	12,830	17,791
Richelieu Hardware, Ltd.	6,330	178,723
Richmont Mines, Inc. (a)	9,539	102,627
Ritchie Bros. Auctioneers, Inc. (b)	40,201	885,580
RMP Energy, Inc. (a) (b)	42,841	93,531
Rock Energy, Inc. (a)	6,887	14,020
Rocky Mountain Dealerships, Inc.	6,399	55,882
Rogers Sugar, Inc. (b)	38,782	200,613
RONA, Inc. (a)	60,752	581,919
Rubicon Minerals Corp.	49,480	188,314
RuggedCom, Inc. (a)	3,609	85,536
Russel Metals, Inc. (b)	24,670	543,936
Sabina Gold & Silver Corp. (a)	45,006	169,959
San Gold Corp. (a)	84,387	156,849
Sandvine Corp. (b)	67,900	76,123
Savanna Energy Services Corp.	40,539	297,011
Scorpio Mining Corp. (a)	67,800	130,019
Seabridge Gold, Inc. (a)	9,584	155,516
Sears Canada, Inc.	496	5,092
Secure Energy Services, Inc. (a)	8,568	57,887
SEMAFO, Inc. (a)	116,582	756,691

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
ShawCor, Ltd.	25,440	$722,533
Sherritt International Corp. (b)	139,759	750,439
Shore Gold, Inc.	82,170	34,748
Sierra Wireless, Inc. (a)	9,548	67,137
Silver Standard Resources, Inc. (a)	36,910	511,807
Silvercorp Metals, Inc. (b)	32,150	206,777
Smart Technologies, Inc. (a)	4,300	15,815
Softchoice Corp. (a)	4,390	44,338
Sonde Resources Corp. (a)	14,361	37,426
Southern Pacific Resource Corp. (a)	170,276	234,436
SouthGobi Energy Resources, Ltd. (a)	65,809	388,311
Sprott Resource Corp. (a)	37,763	147,435
Sprott Resource Lending Corp. (a)	49,651	69,336
Sprott, Inc.	31,602	179,944
St. Andrews Goldfields, Ltd. (a)	50,850	25,504
Stantec, Inc. (a)	19,208	520,789
Stella-Jones, Inc. (b)	2,533	100,887
Stornoway Diamond Corp. (a)	33,687	29,816
Strateco Resources, Inc. (a)	32,150	14,228
Student Transportation, Inc. (b)	23,965	154,605
Sulliden Gold Corp, Ltd. (a)	68,700	83,101
SunOpta, Inc. (a)	21,085	104,715
Superior Plus Corp. (b)	43,805	247,705
Tanzanian Royalty Exploration Corp. (b)	27,505	66,541
Taseko Mines, Ltd.	76,100	208,801
Tembec, Inc. (a)	33,187	91,057
Terra Energy Corp.	18,547	9,849
Tethys Petroleum, Ltd. (a)	86,990	44,485
The Brick, Ltd. (a)	12,103	36,660
The Cash Store Financial Services, Inc.	3,705	21,825
The Churchill Corp. (a) (b)	8,457	95,062
The Descartes Systems Group, Inc. (a)	27,487	197,871
The Jean Coutu Group PJC, Inc.	48,905	613,206
The North West Co., Inc. (b)	16,351	324,013
Theratechnologies, Inc. (a) (b)	14,824	40,674
Thompson Creek Metals Co., Inc. (a) (b)	76,939	538,728
Timminco, Ltd. (a)	16,700	2,463
Timmins Gold Corp. (a)	17,064	32,723
TMX Group, Inc.	27,621	1,132,438
Torex Gold Resources, Inc. (a)	108,274	182,080
Toromont Industries, Ltd. (b)	14,536	304,772
Torstar Corp.	28,015	222,610
Total Energy Services, Inc.	13,617	232,474
Transcontinental, Inc. (b)	31,160	386,416
TransForce, Inc.	30,893	393,435
TransGlobe Energy Corp. (a)	23,779	188,717
Transition Therapeutics, Inc.	800	1,125
Trilogy Energy Corp. (b)	23,117	854,114
Trinidad Drilling, Ltd.	59,328	453,340
TSO3, Inc. (a) (b)	17,113	31,134
Twin Butte Energy, Ltd. (a)	70,944	148,607
UEX Corp. (a)	89,800	58,286
Uni-Select, Inc.	6,778	174,974
Ur-Energy, Inc. (a) (b)	19,846	16,980
Uranium One, Inc. (a)	52,167	110,813
Valener, Inc.	6,046	95,014
Vecima Networks, Inc. (a)	2,500	7,253

Canada—(Continued)
Veresen, inc.	57,535	$865,698
Vero Energy, Inc. (a)	16,093	32,919
Vicwest, Inc.	2,400	21,478
Virginia Mines, Inc. (a)	8,108	67,776
Wajax Corp.	5,200	197,189
WaterFurnace Renewable Energy, Inc.	2,883	44,116
Wesdome Gold Mines, Ltd.	38,107	56,213
West Fraser Timber Co., Ltd.	12,111	493,087
Westaim Corp. (a)	35,691	18,603
Western Forest Products, Inc. (a)	56,100	46,343
Westfire Energy, Ltd. (a)	11,354	63,645
Westport Innovations, Inc. (a)	14,679	487,496
Whitecap Resources, Inc. (a)	9,383	76,496
Wi-Lan, Inc. (b)	47,424	273,766
Winpak, Ltd.	5,634	66,488
Winstar Resources, Ltd. (a)	8,078	30,347
Xtreme Coil Drilling Corp. (a)	8,600	31,716
Yellow Media, Inc. (b)	65,645	11,943
YM Biosciences, Inc. (a)	31,197	51,236
Yukon-Nevada Gold Corp. (a)	124,537	35,517
Zargon Oil & Gas, Ltd. (b)	8,221	110,195
ZCLComposites, Inc.	11,681	33,888

		76,618,572

Denmark—1.0%
ALK-Abello A/S	2,759	154,427
Alm Brand A/S (a)	43,672	61,980
Amagerbanken A/S (c)	178,000	0
Ambu A/S	761	19,127
Auriga Industries	9,580	124,543
Bang & Olufsen A/S	17,941	169,054
Bavarian Nordic A/S (a) (b)	6,802	45,662
BoConcept Holding A/S	228	3,143
Brodrene Hartmann A/S	52	915
D/S Norden	13,959	328,151
Dalhoff, Larsen & Horneman A/S	4,113	4,595
DFDS A/S	1,358	83,977
East Asiatic Co., Ltd. A/S	6,632	136,884
Fionia Bank A/S (c)	6,891	0
Genmab A/S (a)	11,064	72,690
GN Store Nord	144,283	1,215,486
Harboes Bryggeri A/S	1,454	21,948
IC Companys A/S	5,141	92,082
Jeudan A/S	201	13,331
Jyske Bank A/S (a)	17,177	421,305
NeuroSearch A/S (b)	7,879	24,335
Newcap Holding A/S (a)	34,252	2,576
NKT Holding A/S (b)	10,806	358,393
Nordjyske Bank A/S	185	2,131
North Media A/S	3,568	14,196
Parken Sport & Entertainment A/S	1,676	20,333
PER Aarsleff A/S	816	57,242
Ringkjoebing Landbobank A/S	1,829	184,790
Rockwool International A/S	1,413	113,348
Royal UNIBREW A/S	4,468	250,963
Schouw & Co.	8,773	141,819

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
SimCorp A/S	1,887	$288,597
Sjaelso Gruppen A/S	9,226	2,316
Solar Holdings A/S	1,841	73,810
Spar Nord Bank A/S	8,469	47,330
Sydbank A/S	37,878	595,494
Thrane & Thrane A/S	1,549	69,195
TK Development (a)	17,673	41,325
Topdanmark A/S (a)	6,902	1,075,692
TopoTarget A/S	49,340	21,610
Torm A/S	9,596	6,262
United International Enterprises, Ltd.	316	39,150
Vestjysk Bank A/S	3,300	10,807

		6,411,014

Finland—2.2%
Ahlstrom Oyj	9,689	156,780
Aktia Oyj	1,310	8,282
Alma Media Oyj (b)	26,707	212,480
Amer Sports Oyj	52,532	612,117
Aspo Oyj	7,028	61,906
Atria plc	4,347	33,544
BasWare Oyj	2,834	60,350
Biotie Therapies Oyj (a)	118,993	77,159
Cargotec Corp. (b)	15,396	455,826
Citycon Oyj	103,280	308,719
Comptel plc	30,187	19,125
Cramo Oyj	9,503	97,066
Elektrobit Corp.	43,163	21,274
Elisa Oyj (b)	55,046	1,148,858
F-Secure Oyj	42,089	109,708
Finnair Oyj	39,261	116,935
Finnlines Oyj	9,624	96,003
Fiskars Oyj	17,245	311,484
Glaston Ojy	2,749	1,604
HKScan Oyj	12,935	94,615
Huhtamaki Oyj	41,751	494,810
Ilkka-Yhtyma Oyj	2,976	25,434
Kemira Oyj (b)	55,199	656,284
Kesko Oyj	6,450	216,730
Konecranes Oyj (b)	21,184	397,475
Lassila & Tikanoja Oyj	15,237	227,049
Lemminkainen Oyj	4,207	102,147
M-real Oyj (b)	76,218	131,301
Neste Oil Oyj	38,852	391,715
Okmetic Oyj	3,720	23,700
Olvi Oyj	7,481	143,118
Oriola-KD Oyj	49,656	110,743
Orion Oyj (Series A)	17,905	352,482
Orion Oyj (Series B)	42,792	834,494
Outokumpu Oyj (b)	57,732	379,971
Outotec Oyj	15,564	730,257
PKC Group Oyj	12,102	179,541
Pohjola Bank plc	71,892	697,275
Ponsse Oyj	1,419	12,883
Poyry Oyj	13,003	91,292
Raisio plc	67,782	210,084

Security Description	Shares	Value*

Finland—(Continued)
Ramirent Oyj	63,927	$453,572
Rapala VMC Oyj	7,700	56,426
Rautaruukki Oyj (b)	35,804	329,973
Ruukki Group Oyj	95,130	109,816
Saga Furs Oyj	107	2,277
Sanoma Oyj (b)	37,660	431,842
Sieve Capital plc	10,528	26,767
SRV Group plc	30	156
Stockmann Oyj Abp (b)	14,819	229,746
Technopolis plc	20,831	90,484
Tecnomen Oyj (a)	33,483	16,501
Teleste Oyj	772	3,004
Tietoenator Oyj (b)	34,646	492,487
Tikkurila Oyj (a)	16,287	272,144
Uponor Oyj (b)	25,647	227,984
Vacon plc	3,809	152,419
Vaisala Oyj	3,453	73,307
YIT Oyj (b)	45,663	732,543

		14,114,068

France—3.6%
ABC arbitrage	4,518	36,063
Akka Technologies S.A.	1,642	34,434
Altamir Amboise (a)	13,882	108,198
Alten, Ltd. (a)	11,122	261,496
Altran Technologies S.A. (a)	60,295	218,497
April S.A.	8,553	130,315
Archos S.A. (a)	7,748	66,712
Artprice.com (a)	1,808	119,977
Assystem S.A.	8,352	128,177
Atari S.A. (a)	10,079	20,752
Atos Origin S.A.	19,247	843,999
Audika S.A. (a)	2,159	36,672
Aurea S.A.	1,221	7,995
Avenir Telecom S.A.	19,084	13,322
Axway Software S.A. (a)	2,040	43,573
Beneteau S.A. (b)	19,920	208,140
Bigben Interactive S.A. (a)	1,655	15,432
Boiron S.A.	3,442	89,410
Bonduelle S.C.A.	2,054	166,408
Bongrain S.A.	3,046	191,203
Bourbon S.A. (b)	20,821	574,002
Boursorama (a)	9,065	65,135
Bull S.A. (a)	46,734	172,859
Canal Plus SAS	29,087	161,443
Catering International Services	10	914
Cegedim S.A.	1,169	25,761
Cegid S.A.	3,132	58,292
CFAO S.A.	7,815	264,848
Ciments Francais S.A.	2,486	192,181
Club Mediterranee (a) (b)	18,244	310,634
Compagnie des Alpes S.A.	2,582	48,052
Derichebourg S.A. (a)	37,828	114,604
Devoteam S.A. (b)	4,902	64,289
DNXcorp S.A.	277	5,335
Electricite de Strasbourg S.A.	88	11,642

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Entrepose Contracting	717	$61,830
Esso S.A. Francaise	1,261	110,776
Etablissements Maurel et Prom (b)	36,660	556,771
Etam Developpement S.A.	51	696
Euler Hermes S.A.	7,817	463,522
Euro Disney S.C.A. (a) (b)	12,177	55,770
Eurofins Scientific S.A. (a)	2,103	153,493
Exel Industries	601	24,829
Faiveley Transport	3,910	243,392
Faurecia (a) (b)	10,932	206,422
Fimalac S.A.	3,854	146,224
Fleury Michon S.A.	141	5,190
GameLoft S.A. (a) (b)	33,195	208,294
Gemalto NV (a) (b)	17,506	849,798
GFI Informatique (b)	28,204	83,021
GL Events	4,492	80,978
Groupe Crit	1,016	15,155
Groupe Flo S.A.	3,176	14,654
Groupe Partouche S.A. (a) (b)	12,984	20,356
Groupe Steria S.C.A. (b)	14,684	249,369
Guerbet S.A. (b)	663	54,270
Guyenne et Gascogne S.A.	1,641	172,417
Haulotte Group S.A.	4,253	25,633
Havas S.A.	138,639	569,558
Hi-Media S.A.	14,198	40,508
Ingenico S.A.	15,258	550,712
Inter Parfums S.A.	2,861	60,700
Ipsen S.A.	10,576	332,589
IPSOS S.A.	12,927	366,868
Jacquet Metal Service	4,872	50,356
Kaufman & Broad S.A.	1,497	27,391
Korian S.A.	2,500	40,862
Lanson-BCC	13	758
Laurent-Perrier	1,407	132,281
LDC S.A.	10	1,031
Lectra S.A.	6,736	40,178
LISI	1,924	126,470
LVL Medical Groupe S.A. (a)	2,552	39,718
Maisons France Confort	1,475	36,612
Manitou BF S.A. (b)	5,576	84,737
Manutan International	64	2,806
Marseill Tunnel Prado-Carena	219	7,349
Maurel & Prom Nigeria (a) (b)	36,660	92,729
Medica S.A. (a)	15,618	262,892
Mersen	10,346	312,129
METabolic EXplorer S.A. (a) (b)	2,657	9,948
Metropole Television S.A.	22,217	330,831
Montupet S.A.	1,214	5,981
Naturex (b)	2,121	142,724
Neopost S.A. (b)	13,760	926,504
Nexans S.A. (b)	12,812	662,306
Nexity	15,498	351,695
NextRadioTV	66	958
NicOx S.A. (a)	26,343	34,586
Norbert Dentressangle	2,772	194,122
NRJ Groupe	13,004	113,512
Oeneo	12,015	30,052

France—(Continued)
Orpea (a)	9,723	$317,081
PagesJaunes Groupe (b)	55,218	200,367
Parrot S.A. (a)	3,615	81,292
Pierre & Vacances	2,048	67,992
Plastic Omnium S.A.	8,505	169,277
Rallye S.A.	11,537	322,463
Recylex S.A. (a) (b)	8,124	31,586
Remy Cointreau S.A.	5,795	465,926
Robertet S.A.	14	2,179
Rodriguez Group S.A. (a)	3,525	14,284
Rubis	12,521	654,178
S.O.I.T.E.C. (a) (b)	35,102	172,172
Sa des Ciments Vicat	4,144	237,506
Saft Groupe S.A. (a)	17,166	485,322
Samse S.A.	107	7,723
Sartorius Stedim Biotech S.A.	1,179	74,860
Seche Environnement S.A.	1,215	45,138
Sechilienne-Sidec	9,898	140,102
Sequana (b)	8,601	47,820
Societe Internationale de Plantations d’Heveas S.A.	679	52,278
Société BIC S.A.	3,926	348,378
Somfy S.A.	154	30,350
Sopra Group S.A.	2,040	94,451
Spir Communication (a)	848	23,363
ST Dupont S.A. (a)	34,780	17,585
Stallergenes S.A.	1,106	60,521
Ste Industrielle d’Aviation Latecoere S.A.	2,980	36,425
STEF-TFE S.A.	1,854	84,173
Store Electronic System S.A. (a)	404	5,294
Sucriere de Pithiviers-Le-Vieil	2	4,135
Sword Group SE (a)	3,417	53,343
Synergie S.A.	3,658	43,215
Technicolor S.A. (a) (b)	21,813	32,667
Teleperformance	28,703	637,951
Tessi S.A.	408	37,034
TF1 Group	54,478	530,703
Theolia S.A. (a) (b)	61,667	68,410
Total Gabon (a)	230	88,115
Touax S.A.	992	28,049
Toupargel Groupe S.A.	211	2,460
Transgene S.A. (a) (b)	7,391	73,746
Trigano S.A.	4,784	71,989
Ubisoft Entertainment S.A. (a)	58,021	388,494
Union Financiere de France BQE S.A.	1,658	43,028
Viel et Compagnie	3,978	12,819
Vilmorin & Cie (b)	2,448	233,429
Virbac S.A.	1,816	282,011
Vivalis S.A. (a)	3,198	22,844
VM Materiaux S.A.	235	7,084
Vranken-Pommery Monopole Group	1,317	46,723
Zodiac S.A.	13,382	1,131,810

		22,726,224

Germany—4.5%
Aareal Bank AG	23,708	427,971

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
ADVA AG Optical Networking (a)	19,160	$90,091
Advanced Inflight Alliance AG	318	1,466
Air Berlin plc (a) (b)	19,205	62,043
Aixtron SE (b)	2,281	29,143
Allgeier Holding AG	980	13,623
Amadeus Fire AG	1,434	49,473
Asian Bamboo AG (b)	2,909	56,165
Augusta Technologie AG	3,978	73,992
Aurubis AG	16,884	902,279
Baader Bank AG	2,098	5,547
Balda AG	19,165	107,707
Bauer AG (b)	5,495	150,382
BayWa AG	5,997	211,863
Bechtle AG	7,595	258,116
Bertrandt AG (b)	2,237	147,139
Bijou Brigitte AG	271	25,661
Bilfinger Berger AG	17,356	1,476,686
Biotest AG	1,525	81,497
Borussia Dortmund GmbH & Co. KGaA (a)	34,018	83,603
Carl Zeiss Meditec AG	16,046	339,670
CAT Oil AG	4,330	24,914
Celesio AG	39,918	633,774
CENIT AG	2,149	16,722
Centrosolar Group AG (a) (b)	5,918	9,979
CENTROTEC Sustainable AG (a)	2,445	35,650
Centrotherm Photovoltaics AG (a)	4,878	62,608
Cewe Color Holding AG	2,667	108,575
Colonia Real Estate AG	4,405	17,116
Comdirect Bank AG	15,966	154,891
Compugroup Holding AG	5,186	58,501
Conergy AG (a) (b)	19,757	8,046
Constantin Medien AG (a)	18,229	30,230
CropEnergies AG (a)	8,810	55,927
CTS Eventim AG	9,430	283,315
Curanum AG	16,635	43,084
DAB Bank AG	8,986	38,675
Delticom AG	1,337	115,675
Deutsche Beteiligungs AG (b)	2,815	56,828
Deutsche Wohnen AG	34,056	453,453
Deutz AG (a)	35,436	188,909
Dialog Semiconductor plc (a) (b)	17,047	278,159
Douglas Holding AG (b)	14,452	521,147
Dr. Hoenle AG	1,026	12,177
Drillisch AG	22,214	204,942
Duerr AG	4,098	180,722
Eckert & Ziegler AG	1,032	30,154
Elmos Semiconductor AG	5,425	56,013
ElringKlinger AG (b)	14,732	366,501
Euromicron AG	2,481	51,202
Evotec AG (a)	59,728	180,622
Fielmann AG (b)	2,495	237,676
First Sensor AG	2,515	29,685
Freenet AG (b)	50,968	661,127
Fuchs Petrolub AG	3,762	146,943
GAGFAH S.A.	36,892	190,169
Gerresheimer AG	14,057	587,014
Gerry Weber International AG	8,828	269,892

Germany—(Continued)
Gesco AG	1,130	$92,604
GFK SE	7,350	292,009
GFT Technologies AG	3,908	13,758
Gigaset AG	25,477	81,425
Gildemeister AG	28,072	355,016
Grammer AG	7,267	122,723
Grenkeleasing AG	2,371	119,754
H&R WASAG AG	7,029	150,890
Hamburger Hafen und Logistik AG (b)	6,901	204,306
Hawesko Holding AG	929	42,411
Heidelberger Druckmaschinen AG (b)	94,257	151,604
Highlight Communications AG	7,180	32,084
Homag Group AG	1,958	19,805
Indus Holding AG	10,084	246,682
Init Innovation In Traffic Systems AG	1,273	23,426
Interseroh SE	906	62,198
Intershop Communications AG (a)	7,747	20,710
Isra Vision AG	1,562	30,875
IVG Immobilen AG (b)	46,968	127,933
Jenoptik AG (a)	23,465	138,854
Joyou AG (a)	318	3,258
Kloeckner & Co. SE	53,834	692,643
Koenig & Bauer AG	5,564	71,931
Kontron AG	29,362	192,828
Krones AG (b)	6,921	330,046
KSB AG	90	52,884
KUKA AG (b)	12,543	229,967
KWS Saat AG	1,046	209,020
Leifheit AG	69	1,832
Leoni AG	12,899	429,570
Loewe AG	2,442	7,922
LPKF Laser & Electronics AG	2,908	35,796
Manz Automation AG (a) (b)	896	25,335
MasterFlex AG	280	1,879
Medigene AG (a)	13,692	17,185
Mensch und Maschine Software SE	298	1,798
MLP AG	24,476	162,314
Mobotix AG	1,221	34,842
Morphosys AG (a)	10,344	235,204
MTU Aero Engines Holding AG (a)	23,767	1,524,130
Muehlbauer Holding AG & Co. KGaA	828	23,544
MVV Energie AG	4,321	127,948
Nemetschek AG	1,378	46,115
Nexus AG (a)	604	5,476
Nordex AG (b)	24,609	126,086
OHB Technology AG (b)	1,713	25,272
Patrizia Immobilien AG (a)	12,044	53,539
Pfeiffer Vacuum Technology AG	3,914	343,289
Pfleiderer AG (a) (b)	22,588	8,087
Phoenix Solar AG (b)	2,336	6,514
PNE Wind AG	21,106	50,584
Praktiker Bau-und Heimwerkermaerkte AG (b)	19,529	34,627
Progress-Werk Oberkirch AG	386	15,692
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (a)	2,610	49,833
PVA TePla AG	3,256	12,966
Q-Cells AG (a) (b)	41,015	27,557

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
QSC AG (a)	47,186	$127,860
R Stahl AG	581	20,431
Rational AG	1,474	321,586
Rheinmetall AG	17,320	769,085
Rhoen Klinikum AG (a)	51,909	991,136
Ruecker AG	503	6,720
SAF-Holland S.A. (b)	18,601	85,765
SAG Solarstrom AG (a)	2,077	8,856
Schaltbau Holding AG	564	51,510
SGL Carbon AG (a) (b)	28,680	1,416,967
Singulus Technologies AG (a)	24,807	65,319
Sixt AG	8,292	146,857
SKW Stahl-Metallurgie Holding AG	3,298	48,551
Sky Deutschland AG (a) (b)	122,235	222,645
SMA Solar Technology AG (b)	1,019	57,053
SMT Scharf AG	506	14,627
Solar Millennium AG (a) (b)	4,504	1,753
Solar-Fabrik AG (a)	785	1,572
Solarworld AG (b)	36,593	154,255
Solon SE (a)	2,301	1,107
Stada Arzneimittel AG	27,555	687,150
STRATEC Biomedical AG	3,381	139,240
Stroer Out-of-Home Media AG (a)	3,052	50,236
Sunways AG (a)	4,218	8,421
Suss Microtec AG (a)	10,256	74,827
Symrise AG	41,865	1,119,738
TAG Immobilien AG	36,973	294,875
Takkt AG	7,744	85,578
Telegate AG	1,805	12,421
Tipp24 SE	1,693	72,456
Tom Tailor Holding AG (a)	5,919	94,428
Tomorrow Focus AG (a)	4,034	17,505
TUI AG (b)	71,950	447,671
United Internet AG (b)	22,686	406,086
Verbio AG (a)	9,272	38,605
Vossloh AG (b)	4,207	404,185
VTG AG	6,281	108,310
Wacker Construction Equipment AG	13,700	169,306
Washtec AG (a)	2,969	28,306
Wincor Nixdorf AG	16,507	739,334
Wirecard AG	23,796	383,355
XING AG (a)	1,406	74,861
Zhongde Waste Technology AG	349	1,699
zooplus AG (a)	635	35,470

		28,549,432

Greece—0.7%
Aegean Airlines S.A.	598	1,009
Agricultural Bank of Greece S.A. (a)	5,186	1,990
Alpha Bank A.E. (a)	113,022	79,092
Anek Lines S.A.	48,385	7,487
Attica Bank S.A. (a)	23,850	6,491
Bank of Cyprus plc (a)	344,505	272,377
Bank of Greece	8,092	131,574
Corinth Pipeworks S.A. (a)	21,939	15,285

Security Description	Shares	Value*

Greece—(Continued)
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	51,248	$16,624
EFG Eurobank Ergasias S.A. (a) (b)	149,872	72,036
Ellaktor S.A.	57,128	89,431
Elval-Hellenic Aluminium Industry S.A. (a)	5,382	8,285
Folli Follie Group	18,502	185,236
Forthnet S.A. (a)	56,130	8,041
Fourlis Holdings S.A.	22,201	40,297
Frigoglass S.A.	16,556	77,402
GEK Terna S.A.	27,694	21,586
Geniki Bank (a)	2,439	825
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	38,090	142,436
Hellenic Petroleum S.A.	50,348	416,005
Hellenic Telecommunications Organization S.A.	33,752	121,797
Iaso S.A.	9,418	8,058
Intracom Holdings S.A. (a)	38,557	8,368
Intralot S.A.	40,246	35,738
J&P-Avax S.A.	1,011	804
JUMBO S.A.	52,122	256,711
Lambrakis Press S.A.	7,345	1,238
Lamda Development S.A. (a)	205	666
Marfin Investment Group S.A.	382,614	184,195
Marfin Popular Bank plc	245,611	94,690
Metka S.A.	10,475	80,969
Michaniki S.A.	26,207	7,446
Motor Oil Hellas Corinth Refineries S.A.	31,513	243,520
Mytilineos Holdings S.A.	51,148	206,867
Piraeus Bank S.A.	496,110	159,607
Piraeus Port Authority S.A.	4,338	49,009
Proton Bank S.A.	14,856	3,565
Public Power Corp. S.A.	59,233	288,798
S&B Industrial Minerals S.A.	11,161	59,559
Sarantis S.A.	14,104	35,501
Sidenor Steel Products Manufacturing Co. S.A.	10,515	13,906
Teletypos S.A.	3,647	3,311
Terna Energy S.A.	21,417	36,374
The Athens Water Supply & Sewage Co. S.A.	19,714	79,229
Titan Cement Co. S.A.	34,499	516,856
TT Hellenic Postbank S.A.	71,180	37,264
Viohalco HCA Industry S.A.	62,493	252,931

		4,380,486

Hong Kong—2.1%
ABC Communications Holdings, Ltd. (a)	54,000	2,298
Alco Holdings, Ltd.	136,000	44,276
Allan International Holdings, Ltd.	70,000	18,459
Allied Group, Ltd.	22,000	51,569
Allied Properties HK, Ltd.	1,774,024	244,329
Amax Holdings, Ltd.	1,102,000	12,298
Apac Resources, Ltd. (a)	2,300,000	97,319
Apollo Solar Energy Technology Holdings, Ltd. (a)	1,202,000	44,063
APT Satellite Holdings, Ltd. (a)	111,000	18,586
Artel Solutions Group Holdings, Ltd. (a)	970,000	12,678

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Artini China Co., Ltd. (a)	171,000	$3,267
Arts Optical International Holdings	16,000	4,305
Asia Financial Holdings, Ltd.	300,000	104,707
Asia Satellite Telecommunications Holdings, Ltd.	66,000	134,156
Asia Standard International Group	206,000	31,803
Associated International Hotels, Inc. (a)	14,000	27,038
Aupu Group Holding Co., Ltd.	246,000	18,713
Automated Systems Holdings, Ltd. (a)	32,000	3,868
Bauhaus International Holdings, Ltd.	60,000	14,331
Bel Global Resources Holdings, Ltd. (a)	520,000	9,507
Bio-Dynamic Group, Ltd. (a)	190,000	19,095
Birmingham International Holdings, Ltd. (a)	1,110,000	21,723
Bonjour Holdings, Ltd.	362,000	55,205
Bossini International Holdings, Ltd.	438,000	32,548
Burwill Holdings, Ltd. (a) (b)	1,294,000	17,477
C Y Foundation Group, Ltd. (a) (c)	1,040,000	15,667
Cafe de Coral Holdings, Ltd.	126,000	288,947
Capital Estate, Ltd. (a)	373,000	9,028
CCT Telecom Holdings, Ltd.	26,000	2,009
Century City International Holdings, Ltd.	616,000	41,113
Century Sunshine Group Holdings, Ltd.	265,000	7,410
Champion Technology Holdings, Ltd.	2,394,274	31,814
Chen Hsong Holdings, Ltd.	110,000	34,182
Cheuk Nang Holdings, Ltd.	70,822	25,362
Chevalier International Holdings, Ltd.	56,000	56,011
Chevalier Pacific Holdings, Ltd.	455,000	11,561
China Billion Resources, Ltd. (a)	476,000	5,332
China Boon Holdings, Ltd. (a)	420,000	7,027
China CBM Group, Ltd. (a)	738,000	9,952
China Digital Licensing Group, Ltd. (a)	440,000	15,292
China Electronics Corp. Holdings Co., Ltd.	352,000	29,386
China Energy Development Holdings, Ltd. (a)	2,272,000	29,813
China Financial Services Holdings, Ltd. (a)	182,000	10,878
China Flavors & Fragrances Co., Ltd.	65,110	11,314
China Gamma Group, Ltd. (a)	325,000	6,523
China Infrastructure Investment, Ltd. (a)	626,000	16,130
China Mandarin Holdings, Ltd. (a)	251,200	3,857
China Metal International Holdings, Inc.	300,000	51,680
China Ocean Shipbuilding Industry Group, Ltd. (a)	402,000	5,259
China Oriental Culture Group, Ltd. (a)	220,000	10,312
China Pipe Group, Ltd. (a)	1,620,000	6,240
China Public Procurement, Ltd. (a) (c)	644,000	0
China Renji Medical Group, Ltd. (a) (c)	2,356,000	18,201
China Resources & Transportation Group, Ltd. (a)	3,700,000	144,746
China Solar Energy Holdings, Ltd. (a)	1,620,000	11,050
China Strategic Holdings, Ltd. (a)	770,000	15,216
China Ting Group Holdings, Ltd.	318,550	19,094
China Tycoon Beverage Holdings, Ltd. (a)	272,000	5,366
China WindPower Group, Ltd. (a)	1,800,000	67,357
China Yunnan Tin Minerals Group Co., Ltd.	516,000	1,725
China-Hongkong Photo Products Holdings, Ltd.	284,000	19,408
Chinney Investment, Ltd.	8,000	917
Chong Hing Bank, Ltd.	63,000	111,896
Chu Kong Shipping Development Co., Ltd.	252,000	38,031

Hong Kong—(Continued)
Chuang’s China Investments, Ltd. (a)	341,000	$17,281
Chuang’s Consortium International, Ltd.	446,357	42,357
Citic 1616 Holdings, Ltd. (b)	460,000	94,344
City Telecom HK, Ltd.	122,000	63,941
CK Life Sciences International Holdings, Inc. (a)	1,478,000	65,442
CNT Group, Ltd. (a)	246,000	12,359
Continental Holdings, Ltd.	780,000	8,143
Cosmos Machinery (a)	126,000	9,360
Cosway Corp., Ltd.	270,000	36,123
CP Lotus Corp. (a)	1,750,000	61,790
Cross-Harbour Holdings, Ltd.	86,000	69,743
CSI Properties, Ltd.	3,361,108	97,151
CST Mining Group, Ltd. (a)	8,984,000	72,472
Culture Landmark Investment, Ltd. (a)	1,728,000	18,698
Culturecom Holdings, Ltd. (a)	100,000	11,685
Dah Sing Banking Group, Ltd.	83,200	70,822
Dah Sing Financial Holdings, Ltd.	41,200	123,212
Dan Form Holdings Co., Ltd. (a)	568,000	38,829
DBA Telecommunication Asia Holdings, Ltd (a)	208,000	62,113
Dejin Resources Group Co., Ltd.	1,972,000	16,668
Dickson Concepts International, Ltd.	112,000	58,101
Digitalhongkong.com (a)	4,440	417
DVN Holdings, Ltd.	240,000	8,336
Eagle Nice International Holdings, Ltd.	120,000	23,362
EcoGreen Fine Chemicals Group, Ltd.	56,000	11,618
Emperor Entertainment Hotel, Ltd.	275,000	39,171
Emperor International Holdings, Ltd.	691,250	106,450
Emperor Watch & Jewellery, Ltd.	1,030,000	129,087
ENM Holdings, Ltd. (a)	556,000	37,313
EPI Holdings, Ltd. (a)	522,000	11,197
eSun Holdings, Ltd.	332,000	47,139
EVA Precision Industrial Holdings, Ltd.	448,000	108,326
Fairwood, Ltd.	20,000	26,188
Far East Consortium	600,503	84,644
Fountain Set Holdings, Ltd.	338,000	40,973
Frasers Property China, Ltd. (a)	114,000	2,422
Freeman Financial Corp., Ltd. (a)	625,000	2,730
Fujikon Industrial Holdings, Ltd.	64,000	7,659
G-Resources Group, Ltd. (a)	6,270,000	350,156
Genting Hong Kong, Ltd. (a)	101,229	28,713
Get Nice Holdings, Ltd.	1,546,000	59,611
Giordano International, Ltd.	798,000	575,048
Glorious Sun Enterprises, Ltd.	262,000	79,585
Gold Peak Industries Holding, Ltd.	277,714	25,448
Golden Resources Development International, Ltd.	370,000	17,380
Goldin Financial Holdings, Ltd. (a)	200,000	18,554
Goldin Properties Holdings, Ltd.	286,000	74,609
Good Fellow Resources Holdings, Ltd. (a)	190,000	8,073
Greenheart Group, Ltd.	126,000	10,694
Guangnan Holdings	264,000	34,037
Haitong International Securities Group, Ltd.	125,577	41,328
Hang Ten Group Holdings, Ltd.	210,000	71,357
Hans Energy Co., Ltd. (a)	402,000	8,178
Harbour Centre Development, Ltd.	86,000	98,548
HKR International, Ltd.	348,800	109,014

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Hon Kwok Land Investment Co., Ltd.	140,000	$45,785
Hong Kong Ferry Holdings	10,000	7,860
Hongkong Chinese, Ltd. (a)	920,000	158,920
Hsin Chong Construction Group, Ltd.	140,000	22,273
Huafeng Group Holdings, Ltd.	460,000	10,088
Hung Hing Printing Group, Ltd.	252,000	49,970
Hutchison Harbour Ring, Ltd.	980,000	83,049
Hutchison Telecommunications Hong Kong Holdings, Ltd.	152,000	58,563
Hybrid Kinetic Group, Ltd. (a)	1,286,000	13,937
IDT International, Ltd. (a)	406,000	4,694
Imagi International Holdings, Ltd. (a)	2,139,000	52,172
iOne Holdings, Ltd.	820,000	8,983
IPE Group, Ltd.	170,000	15,044
IT, Ltd. (b)	250,000	137,035
ITC Properties Group, Ltd. (a)	81,000	21,033
Jinchuan Group International Resources Co., Ltd. (a) (b)	461,000	124,307
Jinhui Holdings, Ltd.	110,000	19,419
Jiuzhou Development Co., Ltd.	218,000	13,763
JLF Investment Co., Ltd.	360,000	23,448
K Wah International Holdings, Ltd.	765,983	194,084
Kam Hing International Holdings, Ltd.	196,000	16,641
Kantone Holdings, Ltd.	930,000	8,515
Karl Thomson Holdings, Ltd. (a)	94,000	3,986
Keck Seng Investments, Ltd.	94,000	39,406
Kin Yat Holdings, Ltd.	14,000	2,253
King Stone Energy Group, Ltd. (a)	419,000	40,542
Kingmaker Footwear Holdings, Ltd.	102,000	14,050
Kingston Financial Group, Ltd.	1,639,000	168,494
Kith Holdings, Ltd.	42,000	5,739
Kiu Hung Energy Holdings, Ltd.	960,000	8,494
Ko Yo Ecological Agrotech Group, Ltd.	2,680,000	37,931
Kowloon Development Co., Ltd.	133,000	116,488
KTP Holdings, Ltd. (a)	44,000	4,051
Lai Sun Development Co., Ltd. (a)	6,465,666	86,248
Lai Sun Garment International, Ltd. (a)	430,000	32,648
LAM Soon Hong Kong, Ltd.	15,000	8,623
Lee & Man Handbags Holding, Ltd. (a)	190,000	15,213
Lee & Man Holding, Ltd.	190,000	113,894
Lerado Group Holdings Co.	202,000	18,497
Lippo China Resources, Ltd.	2,106,000	42,529
Lippo, Ltd.	122,000	36,355
Lisi Group Holdings, Ltd. (a)	400,000	15,661
Liu Chong Hing Investment, Ltd.	80,000	79,462
Longrun Tea Group Co., Ltd. (a)	260,000	12,012
Luen Thai Holdings, Ltd.	156,000	11,047
Luks Group Vietnam Holdings Co., Ltd.	68,000	13,583
Lung Cheong International Holdings, Ltd. (a)	551,254	19,889
Lung Kee Bermuda Holdings, Ltd.	74,000	34,169
Magnificent Estates, Ltd.	868,000	29,102
Man Yue International Holdings, Ltd.	88,000	16,940
Mascotte Holdings, Ltd. (a)	956,000	28,428
Matrix Holdings, Ltd.	36,000	8,135
Mei Ah Entertainment Group, Ltd.	800,000	12,859
Melco International Development, Ltd. (a)	458,000	338,270
Midland Holdings, Ltd. (b)	306,000	159,015

Hong Kong—(Continued)
Ming Fai International Holdings, Ltd.	145,000	$18,895
Ming Fung Jewellery Group, Ltd.	1,130,000	67,980
Miramar Hotel & Investment Co., Ltd.	4,000	4,231
Modern Beauty Salon Holdings, Ltd.	56,000	5,264
Mongolia Energy Corp., Ltd. (a)	1,688,000	153,510
Nan Nan Resources Enterprise, Ltd. (a)	142,000	15,906
Natural Beauty Bio-Technology, Ltd.	240,000	41,734
Neo-Neon Holdings, Ltd. (b)	159,500	26,380
Net2Gather China Holdings, Ltd.	1,024,000	15,855
New Century Group Hong Kong, Ltd.	912,000	18,538
New Focus Auto Tech Holdings, Ltd. (a)	12,000	2,580
New Smart Energy Group, Ltd. (a)	1,250,000	14,467
New TImes Energy Corp., Ltd. (a)	204,200	15,450
Neway Group Holdings, Ltd.	2,410,000	17,365
Newocean Energy Holdings, Ltd.	262,000	51,180
Next Media, Ltd.	318,000	27,863
Ngai LIK Industrial Holdings, Ltd. (a)	209,800	11,615
Norstar Founders Group, Ltd. (c)	120,000	0
North Asia Resources Holdings, Ltd. (a)	335,000	9,589
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	555,882	20,747
Oriental Watch Holdings	141,600	64,637
Pacific Andes International Holdings, Ltd. (a)	663,549	57,916
Pacific Basin Shipping, Ltd.	918,000	368,472
Pacific Century Premium Development, Ltd.	420,000	61,083
Pacific Textile Holdings, Ltd.	260,000	147,451
Paliburg Holdings, Ltd.	362,000	104,233
Pan Asia Environmental Protection Group, Ltd.	194,000	16,235
Pearl Oriental Innovation, Ltd. (a)	456,000	36,268
Pico Far East Holdings, Ltd.	284,000	50,699
Playmates Holdings, Ltd.	36,000	12,644
PME Group, Ltd. (a)	770,000	17,587
PNG Resources Holdings, Ltd. (a)	1,520,000	19,177
Polytec Asset Holdings, Ltd.	565,000	58,635
Public Financial Holdings, Ltd.	166,000	73,921
PYI Corp., Ltd.	1,302,366	31,876
Regal Hotels International Holdings, Ltd.	454,000	136,945
Richfield Group Holdings, Ltd.	424,000	20,398
Rising Development Holdings (a)	272,000	34,006
Rivera Holdings, Ltd.	20,000	587
Royale Furniture Holdings, Ltd.	117,140	29,485
Samling Global, Ltd.	1,240,000	60,620
Samson Paper Holdings, Ltd.	72,000	3,478
SEA Holdings, Ltd.	94,000	40,328
Shenyin Wanguo HK, Ltd.	95,000	25,379
Shenzhen High-Tech Holdings, Ltd. (a)	120,000	6,721
Shougang Concord Grand Group (a)	206,000	6,906
Shougang Concord Technology Holdings, Ltd. (a)	634,000	24,489
Shun Tak Holdings, Ltd.	548,000	203,628
Sing Tao News Corp., Ltd.	276,000	38,985
Singamas Container Holdings, Ltd.	638,000	120,590
Sino Dragon New Energy Holdings, Ltd. (a)	584,000	25,941
Sino Gas Group, Ltd. (a)	450,000	12,147
Sino-Tech International Holdings, Ltd.	2,220,000	24,201
Sinocop Resources Holdings, Ltd. (a)	390,000	39,167
SIS International Holdings	16,000	5,871

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
SmarTone Telecommunications Holding, Ltd.	132,500	$228,526
SOCAM Development, Ltd.	131,876	121,789
Solomon Systech International, Ltd.	656,000	14,749
South China China, Ltd.	496,000	28,738
South China Land, Ltd. (a)	480,000	5,748
Stelux Holdings International, Ltd.	6,000	1,184
Success Universe Group, Ltd.	188,000	4,838
Suga International Holdings, Ltd.	26,000	6,181
Sun Hing Vision Group Holdings, Ltd.	42,000	15,060
Sun Hung Kai & Co., Ltd.	379,601	198,904
Sun Innovation Holdings, Ltd.	1,950,000	27,314
Sunwah Kingsway Capital Holdings, Ltd.	894,000	17,389
Superb Summit International Timber Co., Ltd. (a)	1,555,000	38,036
Sustainable Forest Holdings, Ltd. (a)	1,162,500	22,492
Symphony Holdings, Ltd.	204,000	9,981
Tack Hsin Holdings, Ltd. (a)	106,000	23,914
Tai Cheung Holdings, Ltd.	250,000	152,696
Talent Property Group, Ltd. (a)	420,000	11,678
Tan Chong International, Ltd.	63,000	14,925
Taung Gold International, Ltd. (a)	400,000	7,701
The United Laboratories International Holdings, Ltd. (b)	116,000	66,680
Theme International Holdings, Ltd.	400,000	12,169
Titan Petrochemicals Group, Ltd.	1,000,000	41,166
Tom Group, Ltd. (a)	628,000	54,790
Tongda Group Holdings, Ltd.	1,350,000	37,242
Top Form International, Ltd.	126,000	5,824
Town Health International Investments, Ltd.	176,000	26,499
Tradelink Electronic Commerce, Ltd.	344,000	44,582
Transport International Holdings, Ltd.	106,000	207,100
TSC Offshore Group, Ltd. (a)	133,000	20,099
Tse Sui Luen Jewellery International, Ltd.	40,000	27,246
Tysan Holdings, Ltd.	104,000	18,760
Universal Technologies Holdings, Ltd.	100,000	6,113
Upbest Group, Ltd.	8,000	824
Value Convergence Holdings, Ltd. (a)	80,000	7,828
Value Partners Group, Ltd.	334,000	170,048
Vantage International Holdings, Ltd. (a)	264,000	13,957
Varitronix International, Ltd.	164,000	69,199
Vedan International Holdings, Ltd.	296,000	18,102
Veeko International Holdings, Ltd.	460,000	13,408
Victory City International Holdings	383,780	37,390
Vision Values Holdings, Ltd.	80,000	2,266
Vitasoy International Holdings, Ltd.	380,000	279,650
VST Holdings, Ltd.	364,000	45,254
Wah Nam International Holdings, Ltd. (a)	2,336,770	199,038
Wai Kee Holdings, Ltd. (a)	54,000	9,108
Wang On Group, Ltd.	1,100,000	8,774
Water Oasis Group, Ltd.	164,000	25,638
Win Hanverky Holdings, Ltd.	194,000	16,763
Wing On Co. International, Ltd.	46,000	91,130
Wing Tai Properties, Ltd.	280,000	88,325
Winteam Pharmaceutical Group, Ltd.	398,000	66,051
WO KEE Hong Holdings, Ltd. (a)	87,500	2,279
Xingye Copper International Group, Ltd.	114,000	14,561
Yeebo International Holdings	158,000	25,327

Hong Kong—(Continued)
YGM Trading, Ltd.	32,000	$82,579
Yugang International, Ltd.	1,466,000	8,097

		13,585,883

Ireland—1.0%
Aer Lingus Group plc (a)	42,387	34,828
Allied Irish Banks plc (b)	210,284	18,751
C&C Group plc	200,973	742,067
C&C Group plc	3,081	11,467
DCC plc	50,148	1,186,569
Dragon Oil plc (a)	73,594	522,712
FBD Holdings plc	13,939	117,486
Glanbia plc	43,888	263,866
Glanbia plc	9,357	56,124
Grafton Group plc (b)	110,585	342,025
Greencore Group plc	2,839	2,282
Greencore Group plc	170,871	139,621
IFG Group plc	42,623	58,047
Independent News & Media plc (a)	24,691	6,565
Irish Continental Group plc	3,886	76,466
Kenmare Resources plc (a)	131,576	91,200
Kingspan Group plc (a)	63,452	522,991
Paddy Power plc	27,063	1,559,105
Smurfit Kappa Group plc	80,404	486,814
United Drug plc	91,537	242,928

		6,481,914

Israel—0.8%
Africa Israel Investments, Ltd.	24,771	74,970
Africa Israel Properties, Ltd.	4,447	28,779
Africa Israel Residences, Ltd.	880	9,265
Airport City, Ltd. (a)	10,463	44,408
AL-ROV Israel, Ltd.	1,790	36,784
Albaad Massuot Yitzhak, Ltd.	23	236
Alon Holdings Blue Square, Ltd.	5,473	22,222
Alvarion, Ltd. (a)	21,791	19,360
Amot Investments, Ltd.	2,247	5,461
AudioCodes, Ltd. (a)	15,440	58,664
Avgol Industries 1953, Ltd.	25,722	19,235
Azorim-Investment Development & Construction Co., Ltd.	4,438	3,809
Bayside Land Corp.	225	45,531
Biocell, Ltd. (a)	2,190	12,515
BioLine RX, Ltd. (a)	25,645	7,742
Blue Square Real Estate, Ltd.	374	6,942
Ceragon Networks, Ltd. (a)	12,057	95,328
Clal Biotechnology Industries, Ltd. (a)	9,892	47,673
Clal Industries and Investments, Ltd.	28,708	132,591
Clal Insurance Enterprise Holdings, Ltd.	9,499	140,846
Compugen, Ltd. (USD) (a)	6,352	31,442
Delek Automotive Systems, Ltd.	11,864	71,882
Delta-Galil Industries, Ltd.	1,404	9,761
Direct Insurance Financial Investments, Ltd.	2,601	5,136
DS Apex Holdings, Ltd.	5,193	21,541
El Al Israel Airlines	83,273	13,218
Elbit Imaging, Ltd.	4,496	10,353

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Israel—(Continued)
Electra Real Estate, Ltd.	1,409	$3,075
Electra, Ltd.	710	55,243
Elron Electronic Industries	7,585	30,235
Equital, Ltd. (a)	550	4,569
Evogene, Ltd. (a)	10,686	42,119
EZchip Semiconductor, Ltd. (a)	6,559	187,153
First International Bank of Israel, Ltd.	9,359	83,482
FMS Enterprises Migun, Ltd.	910	13,467
Formula Systems 1985, Ltd.	4,463	67,537
Frutarom Industries, Ltd.	16,158	143,641
Gilat Satellite Networks, Ltd. (a)	12,836	50,445
Given Imaging, Ltd. (a)	5,229	89,622
Golf & Co., Ltd.	6,101	22,326
Granite Hacarmel Investments, Ltd.	15,628	19,064
Hadera Paper, Ltd.	695	26,921
Harel Insurance Investments & Financial Services, Ltd.	4,724	172,562
Hot Telecommunication System, Ltd.	5,608	69,735
Industrial Buildings Corp.	26,584	41,585
Israel Discount Bank, Ltd. (a)	199,065	266,552
Ituran Location & Control, Ltd.	5,486	75,334
Jerusalem Oil Exploration (a)	4,652	76,285
Kamada, Ltd. (a)	6,251	33,688
Kardan Vehicle, Ltd.	122	774
Kardan Yazamut (a)	10,609	1,390
Kerur Holdings, Ltd.	931	10,508
Maabarot Products, Ltd.	4,183	35,976
Magic Software Enterprises, Ltd. (a)	6,175	32,276
Matrix IT, Ltd.	13,532	66,943
Melisron, Ltd. (a)	4,107	65,829
Mellanox Technologies, Ltd. (a)	8,069	262,600
Menorah Mivtachim Holdings, Ltd.	12,198	92,190
Migdal Insurance & Financial Holding, Ltd.	88,439	120,308
Naphtha Israel Petroleum Corp., Ltd. (a)	12,848	38,089
Neto ME Holdings, Ltd. (a)	1,150	48,545
NICE Systems, Ltd. (a)	929	31,593
Nitsba Holdings 1995, Ltd.	10,414	83,281
Oil Refineries, Ltd.	367,242	185,073
Ormat Industries, Ltd.	27,534	130,753
Osem Investments, Ltd.	13,851	202,241
Paz Oil Co., Ltd.	1,791	217,313
Plasson	1,316	29,359
RADVision, Ltd. (a)	2,383	19,372
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	1,823	56,356
Retalix, Ltd.	8,987	145,867
Scailex Corp., Ltd.	2,628	11,338
Shikun & Binui, Ltd.	74,644	122,281
Shufersal, Ltd.	34,594	121,601
Space Communication, Ltd. (a)	1,315	21,958
Strauss Group, Ltd.	12,514	153,416
Suny Electronics, Ltd.	3,311	6,826
The Israel Land Development Co., Ltd.	1,512	10,270
The Phoenix Holdings, Ltd.	20,478	52,923
Tower Semiconductor, Ltd. (a)	78,363	47,156
Union Bank of Israel, Ltd.	11,952	33,680

		5,008,419

Italy—2.6%
ACEA S.p.A.	27,772	$175,503
AcegasAps S.p.A.	8,490	36,004
Acotel Group S.p.A.	81	2,044
Aedes S.p.A. (a)	98,520	7,791
Alerion Cleanpower S.p.A.	10,865	58,118
Amplifon S.p.A. (b)	27,809	117,771
Ansaldo STS S.p.A. (a)	36,919	351,716
Arnoldo Mondadori Editore S.p.A. (b)	49,395	86,465
Ascopiave S.p.A.	13,431	23,503
Astaldi S.p.A.	32,469	207,556
Autogrill S.p.A.	54,430	530,446
Azimut Holding S.p.A.	49,548	396,327
Banca Finnat Euramerica S.p.A.	50,851	18,988
Banca Generali S.p.A.	20,173	187,854
Banca IFIS S.p.A.	5,298	27,478
Banca Popolare dell’Emilia Romagna Scrl	132,709	948,164
Banca Popolare dell’Etruria e del Lazio (a)	17,966	26,119
Banca Popolare di Milano Scarl (b)	1,457,405	579,046
Banca Popolare di Sondrio	137,053	1,103,518
Banca Profilo S.p.A.	64,232	20,355
Banco di Desio e della Brianza S.p.A.	20,306	78,173
Banco Popolare S.C. (b)	496,342	640,210
BasicNet S.p.A.	7,860	21,619
Benetton Group S.p.A. (b)	33,592	128,461
Biesse S.p.A.	6,021	22,195
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	15,363
Brembo S.p.A. (b)	15,074	128,823
Brioschi Sviluppo Immobiliare S.p.A. (a)	34,077	3,666
Buongiorno S.p.A. (a) (b)	42,270	56,115
Buzzi Unicem S.p.A.	39,838	347,230
Cairo Communication S.p.A.	5,752	20,915
Caltagirone Editore S.p.A.	6,273	7,806
Carraro S.p.A.	5,504	10,518
Cementir Holding S.p.A.	25,410	52,271
CIR-Compagnie Industriali Riunite S.p.A. (b)	236,036	376,962
Credito Artigiano S.p.A.	24,200	25,857
Credito Bergamasco S.p.A.	1,543	39,176
Credito Emiliano S.p.A.	40,783	145,377
d’Amico International Shipping S.A.	827	476
Danieli & C Officine Meccaniche S.p.A. (b)	4,753	100,192
Datalogic S.p.A.	4,493	33,493
Davide Campari-Milano S.p.A.	141,599	943,264
De’Longhi S.p.A.	13,724	121,318
DeA Capital S.p.A. (a)	18,071	31,166
DiaSorin S.p.A. (b)	10,148	255,807
Digital Multimedia Technologies S.p.A. (a)	3,021	73,546
EEMS Italia S.p.A. (a)	5,312	4,298
Elica S.p.A.	1,718	1,730
Engineering Ingegneria Informatica S.p.A.	2,034	58,490
ERG S.p.A.	25,612	291,357
Esprinet S.p.A.	13,663	46,229
Eurotech S.p.A. (a)	13,076	22,166
Falck Renewables S.p.A.	64,793	71,104
Fiera Milano S.p.A.	6,655	30,772
FNM S.p.A. (a)	4,399	1,655
Fondiaria-Sai S.p.A. (b)	14,897	11,965
Gas Plus	3,699	23,721

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Gemina S.p.A. (b)	405,139	$312,976
Geox S.p.A. (b)	35,122	98,339
Gruppo Editoriale L’Espresso S.p.A. (b)	67,388	94,915
Hera S.p.A.	310,168	442,556
IMMSI S.p.A.	77,964	56,591
Impregilo S.p.A.	130,654	404,683
Indesit Co. S.p.A.	9,705	46,533
Industria Macchine Automatiche S.p.A.	2,837	48,592
Interpump Group S.p.A. (b)	32,067	215,511
Iren S.p.A.	195,614	184,078
Italcementi S.p.A. (b)	34,910	206,072
Italmobiliare S.p.A.	4,014	75,704
Juventus Football Club S.p.A. (a)	29,487	11,586
KME Group S.p.A.	80,757	31,749
Landi Renzo S.p.A. (b)	16,798	26,517
Lottomatica S.p.A.	23,515	352,695
Maire Tecnimont S.p.A.	117,283	150,514
Marcolin S.p.A.	7,437	30,554
Mariella Burani S.p.A. (c)	6,116	0
MARR S.p.A.	13,390	112,596
Mediolanum S.p.A.	75,922	294,574
Milano Assicurazioni S.p.A.	347,492	101,207
Nice S.p.A. (a)	9,890	30,660
Piaggio & C.S.p.A.	49,151	115,437
Piccolo Credito Valtellinese Scarl	112,363	254,886
Poltrona Frau S.p.A.	22,268	25,290
Prelios S.p.A. (b)	218,625	23,340
Premafin Finanziaria S.p.A. (b)	43,094	7,819
Prysmian S.p.A.	67,197	832,296
RCS MediaGroup S.p.A. (a) (b)	48,210	42,253
Recordati S.p.A.	40,365	291,647
Reno de Medici S.p.A.	38,858	7,101
Reply S.p.A.	1,193	24,786
Retelit S.p.A. (a)	9,842	4,465
Sabaf S.p.A.	947	13,726
SAES Getters S.p.A.	503	4,341
Safilo Group S.p.A.	13,632	86,017
Saras S.p.A. (b)	123,662	154,831
SAVE S.p.A.	251	2,043
Screen Service Broadcasting Technologies S.p.A.	8,666	5,482
Seat Pagine Gialle S.p.A. (b)	402,113	12,950
Servizi Italia S.p.A.	68	323
Snai S.p.A. (a)	21,135	54,259
Societa Cattolica di Assicurazioni Scrl	18,307	342,232
Societa Iniziative Autostradali e Servizi S.p.A.	30,419	229,085
Sogefi S.p.A.	25,543	64,382
SOL S.p.A.	8,728	46,378
Sorin S.p.A.	130,369	199,867
Telecom Italia Media S.p.A.	227,575	47,528
Tiscali S.p.A. (a) (b)	802,477	35,224
Tod’s S.p.A. (b)	4,903	399,591
Trevi Finanziaria S.p.A.	16,165	102,578
Uni Land S.p.A. (c)	4,937	3,228
Unipol Gruppo Finanziario S.p.A.	395,399	127,433
Vianini Lavori S.p.A.	2,113	9,041
Vittoria Assicurazioni S.p.A.	10,414	40,486

Italy—(Continued)
Yoox S.p.A. (a) (b)	19,818	$213,748
Zignago Vetro S.p.A. (a)	6,654	38,903

		16,340,450

Japan—24.9%
A&D Co., Ltd.	4,900	16,655
Accordia Golf Co., Ltd.	483	347,732
Achilles Corp.	74,000	100,817
ADEKA Corp.	44,000	431,568
Aderans Co., Ltd.	10,600	136,365
Advan Co., Ltd.	6,500	56,225
Aeon Delight Co., Ltd.	9,600	193,998
Aeon Fantasy Co., Ltd.	2,200	35,616
Aeon Hokkaido Corp.	6,300	29,198
Agrex, Inc.	900	8,643
Ahresty Corp.	7,200	34,462
Ai Holdings Corp.	18,300	78,737
Aica Kogyo Co., Ltd. (b)	23,600	318,836
Aichi Corp.	11,300	44,437
Aichi Machine Industry Co., Ltd.	25,000	88,543
Aichi Steel Corp.	53,000	270,947
Aichi Tokei Denki Co., Ltd.	9,000	32,014
Aida Engineering, Ltd.	26,700	122,557
Aigan Co., Ltd.	6,800	31,931
Ain Pharmaciez, Inc. (b)	3,500	168,077
Aiphone Co., Ltd.	6,600	125,836
Airport Facilities Co., Ltd.	11,400	45,579
Aisan Industry Co., Ltd.	14,900	115,955
Akebono Brake Industry Co., Ltd. (b)	31,700	136,514
Alconix Corp.	2,400	46,848
Allied Telesis Holdings KK	44,500	39,261
Alpen Co., Ltd. (b)	7,200	126,656
Alpha Corp.	1,100	12,523
Alpha Systems, Inc.	2,200	33,754
Alpine Electronics, Inc. (b)	22,600	243,071
Alps Electric Co., Ltd.	51,900	355,906
Alps Logistics Co., Ltd.	2,900	27,263
Altech Co., Ltd.	2,200	5,508
Altech Corp.	2,600	22,280
Amano Corp.	27,000	240,352
Amiyaki Tei Co., Ltd.	17	40,594
Amuse, Inc.	2,600	33,054
Ando Corp.	32,000	39,955
Anest Iwata Corp.	14,000	56,875
Anrakutei Co., Ltd.	3,000	15,588
Anritsu Corp. (b)	43,000	473,019
AOC Holdings, Inc. (b)	23,100	139,610
Aohata Corp.	1,000	17,101
AOI Electronic Co., Ltd.	1,300	17,009
AOKI Holdings, Inc. (b)	11,200	182,608
Aoyama Trading Co., Ltd.	28,000	525,473
Arakawa Chemical Industries, Ltd.	7,900	69,720
Araya Industrial Co., Ltd.	8,000	12,458
Arc Land Sakamoto Co., Ltd.	7,700	143,619
Arcs Co., Ltd.	12,264	226,624
Argo Graphics, Inc.	1,900	24,745

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Ariake Japan Co., Ltd.	5,600	$107,882
Arisawa Manufacturing Co., Ltd.	15,800	58,618
Arnest One Corp.	19,600	200,903
As One Corp.	5,300	107,592
Asahi Co., Ltd. (b)	6,000	128,327
Asahi Diamond Industrial Co., Ltd. (b)	23,000	277,277
Asahi Holdings, Inc. (b)	9,600	190,258
Asahi Kogyosha Co., Ltd.	8,000	34,312
Asahi Net, Inc.	4,000	18,696
Asahi Organic Chemicals Industry Co., Ltd.	30,000	79,822
Asahi TEC Corp. (a)	279,000	115,880
Asanuma Corp.	27,000	22,144
Asatsu-DK, Inc. (b)	14,400	377,913
Asax Co., Ltd.	18	19,025
Ashimori Industry Co., Ltd. (b)	21,000	28,590
ASICS Trading Co., Ltd.	800	10,874
ASKA Pharmaceutical Co., Ltd.	10,000	59,447
ASKUL Corp. (b)	9,800	138,914
Asunaro Aoki Construction Co., Ltd.	7,000	35,530
Atom Corp.	31,000	116,321
Atsugi Co., Ltd.	85,000	101,511
Autobacs Seven Co., Ltd. (b)	12,900	589,618
Avex Group Holdings, Inc. (b)	10,900	139,432
Bando Chemical Industries, Ltd.	33,000	124,204
Bank of the Ryukyus, Ltd.	18,100	223,380
Belc Co., Ltd.	4,900	74,076
Belluna Co., Ltd.	12,700	94,114
Benefit One, Inc.	19	13,183
Best Denki Co., Ltd.	24,000	58,218
BIC Camera, Inc. (b)	227	126,553
BML, Inc.	4,400	104,106
Bookoff Corp.	2,900	25,637
Bunka Shutter Co., Ltd.	19,000	64,650
CAC Corp.	7,300	59,777
Calsonic Kansei Corp. (b)	68,000	387,089
Can Do Co., Ltd. (b)	56	60,580
Canon Electronics, Inc. (b)	8,700	217,767
Capcom Co., Ltd.	21,500	506,901
Carchs Holdings Co., Ltd. (a)	19,700	6,909
Cawachi, Ltd.	6,300	127,239
Central Glass Co., Ltd.	91,000	439,168
Central Security Patrols Co., Ltd.	3,300	33,593
Central Sports Co., Ltd.	1,700	22,009
Chino Corp.	14,000	34,891
Chiyoda Co., Ltd.	10,200	181,426
Chiyoda Integre Co., Ltd.	6,000	71,975
Chofu Seisakusho Co., Ltd.	8,200	207,953
Chori Co., Ltd.	44,000	49,107
Chubu Shiryo Co., Ltd.	10,600	68,402
Chudenko Corp.	12,400	130,818
Chuetsu Pulp & Paper Co., Ltd.	40,000	67,494
Chugai Mining Co., Ltd.	67,700	13,211
Chugai Ro Co., Ltd.	32,000	102,993
Chugoku Marine Paints, Ltd.	33,000	204,246
Chuo Denki Kogyo Co., Ltd. (b)	4,600	23,935
Chuo Spring Co., Ltd.	16,000	56,641
Circle K Sunkus Co., Ltd.	19,600	324,375

Japan—(Continued)
CKD Corp.	32,300	$221,555
Clarion Co., Ltd. (b)	50,000	88,820
Cleanup Corp.	11,500	71,926
CMIC Co., Ltd.	3,700	59,965
CMK Corp.	26,400	83,748
Coca-Cola Central Japan Co., Ltd. (b)	11,400	145,328
cocokara fine HOLDINGS, Inc.	5,000	129,235
Colowide Co., Ltd. (b)	22,500	157,296
Computer Engineering & Consulting, Ltd.	3,800	18,202
Computer Institute of Japan, Ltd.	2,000	7,636
COMSYS Holdings Corp.	51,500	539,931
Core Corp.	3,000	26,558
Corona Corp. (b)	5,900	92,804
Cosel Co., Ltd. (b)	10,100	143,502
Cosmos Pharmaceutical Corp.	3,000	154,821
Create Medic Co., Ltd. (b)	1,800	18,880
Cross Plus, Inc.	1,100	11,637
CTI Engineering Co., Ltd.	5,500	37,482
Cybernet Systems Co., Ltd.	39	9,691
Cybozu, Inc.	119	38,585
Dai Nippon Toryo Co., Ltd. (b)	44,000	46,237
Dai-Dan Co., Ltd. (b)	15,000	104,165
Dai-Ichi Kogyo Seiyaku Co., Ltd.	11,000	30,826
Daibiru Corp.	23,300	146,316
Daido Kogyo Co., Ltd.	9,000	14,354
Daido Metal Co., Ltd. (b)	16,000	176,455
Daidoh, Ltd. (b)	9,300	83,778
Daifuku Co., Ltd.	45,500	233,717
Daihen Corp.	59,000	205,955
Daiho Corp. (b)	24,000	28,640
Daiichi Chuo Kisen Kaisha (b)	74,000	95,773
Daiichi Jitsugyo Co., Ltd.	16,000	65,787
Daiichi Kigenso Kagaku-Kogyo Co., Ltd. (b)	1,600	63,756
Daiken Corp.	27,000	80,748
Daiki Aluminium Industry Co., Ltd. (b)	16,000	65,777
Daiki Ataka Engineering Co., Ltd.	3,000	9,345
Daiko Clearing Services Corp.	3,000	9,736
Daikoku Denki Co., Ltd.	2,300	21,766
Daikokutenbussan Co., Ltd.	2,100	60,517
Daikyo, Inc. (b)	135,000	266,235
Dainichi Co., Ltd.	4,100	37,679
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	33,000	143,022
Dainippon Screen Manufacturing Co., Ltd. (b)	37,000	310,968
Daio Paper Corp. (b)	40,000	278,923
Daiseki Co., Ltd.	15,900	258,542
Daiseki Eco. Solution Co., Ltd.	10	19,663
Daiso Co., Ltd.	27,000	83,813
Daisue Construction Co., Ltd. (a)	17,000	9,075
Daisyo Corp. (b)	3,600	46,281
Daito Electron Co., Ltd.	800	4,361
Daiwa Industries, Ltd.	11,000	55,397
Daiwabo Holdings Co., Ltd.	92,000	208,879
DC Co., Ltd.	6,200	17,214
DCM Japan Holdings Co., Ltd. (b)	43,600	343,965
Denki Kogyo Co., Ltd.	26,000	112,933
Denyo Co., Ltd.	9,800	130,360

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Descente, Ltd.	19,000	$100,136
DMW Corp.	700	12,458
Doshisha Co., Ltd.	6,000	173,113
Doutor Nichires Holdings Co., Ltd.	14,700	193,689
Dr. Ci:Labo Co., Ltd. (b)	62	330,081
DTS Corp.	12,000	139,386
Duskin Co., Ltd.	25,700	505,369
Dwango Co., Ltd.	59	96,472
Dydo Drinco, Inc.	4,300	170,435
Dynic Corp.	5,000	8,887
eAccess, Ltd. (b)	742	175,832
Eagle Industry Co., Ltd. (b)	7,000	55,193
Earth Chemical Co., Ltd.	4,500	165,999
Ebara Jitsugyo Co., Ltd.	1,100	17,170
Ebara-Udylite Co., Ltd.	800	20,294
EDION Corp. (b)	34,500	281,100
Eidai Co., Ltd.	9,000	34,578
Eiken Chemical Co., Ltd.	6,100	82,731
Eizo Nanao Corp.	9,900	202,586
Elematec Corp. (b)	6,900	114,680
Emori & Co., Ltd.	1,000	11,374
Enplas Corp. (b)	4,600	95,541
Enshu, Ltd. (a)	7,000	8,079
Ensuiko Sugar Refining Co., Ltd.	8,000	17,794
EPS Co., Ltd.	62	119,531
ESPEC Corp.	10,100	60,816
Excel Co., Ltd.	2,600	25,885
Exedy Corp.	11,800	339,945
Ezaki Glico Co., Ltd. (b)	15,000	168,829
F&A Aqua Holdings, Inc.	6,400	63,894
F-Tech, Inc.	2,100	23,638
Faith, Inc.	272	28,587
Falco Biosystems, Ltd.	3,100	35,174
Fancl Corp. (b)	16,000	218,309
FCC Co., Ltd. (b)	14,900	302,304
FDK Corp. (a)	34,000	34,397
FIDEA Holdings Co., Ltd.	57,416	148,748
Foster Electric Co., Ltd. (b)	11,000	156,453
FP Corp. (b)	5,500	355,580
France Bed Holdings Co., Ltd.	54,000	92,534
Fudo Tetra Corp. (b)	69,300	131,213
Fuji Co., Ltd./Ehime (b)	7,500	175,962
Fuji Corp., Ltd.	9,500	45,395
Fuji Electronics Co., Ltd. (b)	3,800	54,105
Fuji Kiko Co., Ltd. (a)	7,000	19,090
Fuji Kosan Co., Ltd. (a)	27,000	24,874
Fuji Kyuko Co., Ltd. (b)	16,000	94,726
Fuji Oil Co., Ltd.	29,100	416,125
Fuji Seal International, Inc.	8,800	159,134
Fuji Soft, Inc.	10,400	186,961
Fujibo Holdings, Inc.	30,000	61,116
Fujico Co., Ltd.	8,000	99,101
Fujikura Kasei Co., Ltd.	7,200	34,469
Fujikura, Ltd.	121,000	353,033
Fujimi, Inc.	9,000	101,995
Fujimori Kogyo Co., Ltd.	4,900	67,835
Fujita Kanko, Inc. (b)	23,000	76,002

Japan—(Continued)
Fujitec Co., Ltd.	29,000	$181,290
Fujitsu Frontech, Ltd.	10,500	68,931
Fujitsu General, Ltd. (b)	11,000	62,755
Fujiya Co., Ltd. (a) (b)	43,000	91,166
FuKoKu Co., Ltd.	3,500	30,797
Fukuda Corp. (b)	14,000	44,329
Fukushima Industries Corp.	1,700	20,719
Fukuyama Transporting Co., Ltd. (b)	74,000	447,019
Fumakilla, Ltd.	8,000	30,777
Funai Consulting Co., Ltd.	7,700	54,094
Funai Electric Co., Ltd. (b)	7,900	189,272
Furukawa Battery Co., Ltd. (a)	4,000	17,638
Furukawa Co., Ltd.	152,000	124,218
Furukawa-Sky Aluminum Corp.	39,000	96,614
Furusato Industries, Ltd.	3,100	24,415
Fuso Pharmaceutical Industries, Ltd.	26,000	66,146
Futaba Corp.	15,900	254,073
Futaba Industrial Co., Ltd. (b)	25,900	145,565
Future Architect, Inc.	68	26,466
Fuyo General Lease Co., Ltd.	8,000	274,630
Gakken Co., Ltd.	23,000	41,785
Gecoss Corp.	7,700	30,583
Genki Sushi Co., Ltd.	2,200	27,362
Geo Corp. (b)	147	152,483
GLOBERIDE, Inc.	32,000	36,992
Glory, Ltd.	23,600	507,953
GMO internet, Inc. (b)	30,400	115,938
Godo Steel, Ltd. (b)	75,000	185,815
Goldcrest Co., Ltd.	8,830	140,158
Goldwin, Inc. (a)	10,000	40,845
Gourmet Kineya Co., Ltd.	1,000	5,440
GSI Creos Corp. (a)	19,000	24,912
Gulliver International Co., Ltd.	3,360	138,109
Gun-Ei Chemical Industry Co., Ltd.	19,000	49,117
Gunze, Ltd.	82,000	239,481
H2O Retailing Corp. (b)	46,000	350,432
Hagihara Industries, Inc.	1,200	18,809
Hakudo Co., Ltd.	500	5,085
Hakuto Co., Ltd.	6,100	59,309
Hakuyosha Co., Ltd.	2,000	5,428
Hamakyorex Co., Ltd.	2,800	83,081
Hanwa Co., Ltd.	96,000	418,400
Happinet Corp.	6,000	54,908
Harashin Narus Holdings Co., Ltd.	5,000	82,692
Harima Chemicals, Inc.	6,300	49,346
Haruyama Trading Co., Ltd.	2,300	11,480
Haseko Corp.	605,500	400,542
Hayashikane Sangyo Co., Ltd.	26,000	21,588
Hazama Corp.	42,000	95,111
Heiwa Corp.	18,400	316,959
Heiwa Real Estate Co., Ltd.	84,000	166,736
Heiwado Co., Ltd.	15,200	195,317
Hibiya Engineering, Ltd.	12,200	131,066
Hiday Hidaka Corp.	2,100	34,490
Hikari Tsushin, Inc. (b)	11,300	281,114
Hioki EE Corp.	2,900	50,338
HIS Co., Ltd.	9,900	282,830

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Hisaka Works, Ltd.	12,000	$131,750
Hitachi Cable, Ltd. (b)	88,000	186,104
Hitachi Koki Co., Ltd.	23,900	181,699
Hitachi Kokusai Electric, Inc.	24,000	194,609
Hitachi Medical Corp.	9,000	92,525
Hitachi Metals Techno, Ltd.	2,000	11,718
Hitachi Tool Engineering, Ltd.	7,200	76,800
Hitachi Transport System, Ltd.	1,600	27,452
Hitachi Zosen Corp. (a)	323,500	407,041
Hochiki Corp.	4,000	20,467
Hodogaya Chemical Co., Ltd. (b)	24,000	75,339
Hogy Medical Co., Ltd.	6,000	253,701
Hohsui Corp.	12,000	15,734
Hokkaido Gas Co., Ltd.	24,000	82,988
Hokkan Holdings, Ltd.	26,000	74,409
Hokko Chemical Industry Co., Ltd.	8,000	23,054
Hokuetsu Paper Mills, Ltd. (b)	57,000	382,465
Hokuriku Electric Industry Co., Ltd.	37,000	52,806
Hokuriku Electrical Construction Co., Ltd.	1,000	2,652
Hokuriku Gas Co., Ltd.	5,000	13,308
Hokuto Corp.	9,900	216,211
Honeys Co., Ltd. (b)	7,680	112,991
Honshu Chemical Industry Co., Ltd.	2,000	13,560
Horiba, Ltd. (b)	12,700	382,347
Horipro, Inc.	2,400	32,661
Hoshizaki Electric Co., Ltd. (b)	8,200	192,325
Hosiden Corp.	28,600	190,737
Hosokawa Micron Corp.	16,000	75,336
Howa Machinery, Ltd.	56,000	48,672
Hulic Co., Ltd. (b)	23,100	269,037
Hurxley Corp.	800	5,464
I-Net Corp.	3,200	19,306
IBJ Leasing Co., Ltd.	7,200	159,762
Ichibanya Co., Ltd.	2,900	84,810
Ichikawa Co., Ltd.	2,000	3,847
Ichikoh Industries, Ltd.	18,000	29,354
Ichinen Holdings Co., Ltd.	7,000	35,718
Ichiyoshi Securities Co., Ltd. (b)	16,200	69,366
Icom, Inc. (b)	4,400	112,747
IDEC Corp.	13,500	142,166
Ihara Chemical Industry Co., Ltd.	19,000	69,787
Iida Home Max (b)	8,800	65,767
Iino Kaiun Kaisha, Ltd. (b)	34,700	145,269
Ikyu Corp.	57	24,495
Imasen Electric Industrial	6,000	67,043
Imperial Hotel, Ltd.	650	15,278
Impress Holdings, Inc. (a)	4,000	5,295
Inaba Denki Sangyo Co., Ltd.	7,800	218,485
Inaba Seisakusho Co., Ltd. (b)	6,900	84,420
Inabata & Co., Ltd.	26,900	160,898
Inageya Co., Ltd. (b)	11,000	129,537
INES Corp.	18,100	127,315
Information Services International-Dentsu, Ltd.	5,400	53,483
Innotech Corp.	7,800	51,610
Intage, Inc.	2,600	47,423
Internet Initiative Japan, Inc.	54	193,405
Inui Steamship Co., Ltd.	7,900	26,837

Japan—(Continued)
Ise Chemical Corp.	4,000	$21,342
Iseki & Co., Ltd. (b)	86,000	184,091
Ishihara Sangyo Kaisha, Ltd. (a) (b)	167,000	192,783
Ishii Hyoki Co., Ltd.	1,900	6,453
Ishii Iron Works Co., Ltd.	11,000	20,407
Ishizuka Glass Co., Ltd.	5,000	9,215
IT Holdings Corp.	41,900	502,923
ITC Networks Corp.	6,300	40,000
ITFOR, Inc.	4,600	15,756
Ito En, Ltd.	18,400	316,596
Itochu Enex Co., Ltd.	24,900	139,927
Itochu-Shokuhin Co., Ltd.	2,300	81,630
Itoham Foods, Inc. (b)	62,000	246,382
Itoki Corp.	17,400	37,903
Iwai Securities Co., Ltd.	6,400	18,994
Iwaki & Co., Ltd.	8,000	19,312
Iwasaki Electric Co., Ltd. (b)	30,000	62,246
IWATANI Corp.	80,000	265,705
Iwatsu Electric Co., Ltd.	24,000	21,481
Izumi Co., Ltd.	19,700	325,985
Izumiya Co., Ltd.	32,000	169,910
Izutsuya Co., Ltd. (a)	27,000	14,713
J-Oil Mills, Inc.	34,000	97,139
Jalux, Inc.	2,100	19,735
Janome Sewing Machine Co., Ltd.	63,000	43,296
Japan Airport Terminal Co., Ltd. (b)	18,100	235,588
Japan Asia Investment Co., Ltd. (b)	55,000	37,093
Japan Aviation Electronics Industry, Ltd.	23,000	158,740
Japan Carlit Co., Ltd.	5,800	29,897
Japan Cash Machine Co., Ltd. (b)	7,500	55,868
Japan Digital Laboratory Co., Ltd.	11,600	114,446
Japan Drilling Co., Ltd. (b)	1,700	48,679
Japan Foundation Engineering Co., Ltd.	11,700	35,535
Japan Oil Transportation Co., Ltd.	1,000	2,415
Japan Pulp & Paper Co., Ltd. (b)	33,000	115,667
Japan Pure Chemical Co., Ltd.	18	48,043
Japan Radio Co., Ltd. (b)	15,000	34,149
Japan Transcity Corp.	20,000	66,206
Japan Vilene Co., Ltd.	13,000	55,175
Jastec Co., Ltd.	5,100	28,824
JBCC Holdings, Inc.	7,500	50,630
JBIS Holdings, Inc.	8,500	25,928
Jeol, Ltd. (b)	30,000	75,128
JFE Shoji Holdings, Inc.	45,000	187,401
Jidosha Buhin Kogyo Co., Ltd.	5,000	26,471
JK Holdings Co., Ltd.	1,500	6,814
JMS Co., Ltd.	13,000	39,989
Joban Kosan Co., Ltd. (b)	23,000	23,904
Joshin Denki Co., Ltd. (b)	15,000	164,363
JSP Corp.	10,700	168,996
Juki Corp. (b)	70,000	156,966
JVC KENWOOD Holdings, Inc. (b)	68,300	235,583
kabu.com Securities Co., Ltd. (b)	39,100	115,122
Kadokawa Group Holdings, Inc. (b)	7,800	270,999
Kaga Electronics Co., Ltd.	11,300	117,959
Kaken Pharmaceutical Co., Ltd.	39,000	518,437
Kameda Seika Co., Ltd.	5,000	97,583

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kamei Corp.	15,000	$141,908
Kanaden Corp.	11,000	70,394
Kanagawa Chuo Kotsu Co., Ltd.	15,000	80,827
Kanamoto Co., Ltd.	15,000	117,004
Kandenko Co., Ltd.	42,000	203,299
Kanematsu Corp. (a) (b)	200,000	186,843
Kanematsu Electronics, Ltd.	4,500	46,521
Kanematsu-NNK Corp. (a)	5,000	9,854
Kanto Auto Works, Ltd. (c)	9,700	79,594
Kanto Denka Kogyo Co., Ltd. (b)	23,000	84,411
Kanto Natural Gas Development, Ltd.	13,000	64,905
Kappa Create Co., Ltd. (b)	5,950	140,694
Kasai Kogyo Co., Ltd.	12,000	60,547
Kasumi Co., Ltd.	19,300	123,166
Katakura Chikkarin Co., Ltd.	8,000	20,175
Katakura Industries Co., Ltd.	10,900	101,576
Kato Sangyo Co., Ltd.	9,500	183,218
Kato Works Co., Ltd.	25,000	73,265
KAWADA TECHNOLOGIES, Inc.	1,400	18,407
Kawai Musical Instruments Manufacturing Co., Ltd.	35,000	64,830
Kawasaki Kinkai Kisen Kaisha	7,000	17,519
Kawasaki Kisen Kaisha, Ltd. (b)	130,000	234,211
Kawasumi Laboratories, Inc.	6,000	34,150
Keihanshin Real Estate Co., Ltd.	8,700	38,272
Keihin Corp. (b)	19,400	320,519
Keiyo Co., Ltd. (b)	13,700	85,022
Kenedix, Inc. (b)	1,358	176,134
Kentucky Fried Chicken Japan, Ltd.	4,000	104,963
KEY Coffee, Inc.	7,400	133,781
Kimoto Co., Ltd.	8,900	56,211
Kimura Chemical Plants Co., Ltd.	5,400	21,158
King Jim Co., Ltd.	4,400	32,329
Kinki Nippon Tourist Co., Ltd.	23,000	24,475
Kinki Sharyo Co., Ltd.	15,000	47,640
Kintetsu World Express, Inc. (b)	6,500	188,947
Kinugawa Rubber Industrial Co., Ltd. (b)	21,000	184,968
Kisoji Co., Ltd. (b)	8,600	160,507
Kissei Pharmaceutical Co., Ltd.	14,600	300,652
Kitagawa Iron Works Co., Ltd.	27,000	46,227
Kitano Construction Corp.	22,000	53,191
Kito Corp.	49	35,318
Kitz Corp. (b)	47,000	188,980
Kiyo Holdings, Inc.	312,000	486,377
KOA Corp.	17,900	157,778
Koatsu Gas Kogyo Co., Ltd.	14,000	85,414
Kohnan Shoji Co., Ltd.	13,100	215,007
Kohsoku Corp.	4,000	32,919
Koike Sanso Kogyo Co., Ltd.	7,000	18,470
Koito Industries, Ltd.	7,000	7,719
Kojima Co., Ltd. (b)	10,300	67,545
Kokuyo Co., Ltd. (b)	44,600	314,950
Komai Tekko, Inc.	12,000	28,016
Komatsu Seiren Co., Ltd.	19,000	90,752
Komatsu Wall Industry Co., Ltd.	3,800	38,535
Komeri Co., Ltd.	14,000	431,760
Komori Corp.	41,600	278,473

Japan—(Continued)
Konaka Co., Ltd.	7,400	$52,626
Kondotec, Inc.	3,600	23,025
Konishi Co., Ltd.	7,600	103,851
Kosaido Co., Ltd.	3,700	9,363
Kose Corp.	13,300	332,800
Kosei Securities Co., Ltd.	22,000	16,259
Kourakuen Corp.	4,300	66,211
Krosaki Harima Corp.	24,000	72,838
KRS Corp.	3,700	40,844
Kubotek Corp. (a)	16	4,518
Kumagai Gumi Co., Ltd. (b)	90,000	80,558
Kumiai Chemical Industry Co., Ltd. (b)	26,000	97,855
Kura Corp.	4,500	59,140
Kurabo Industries, Ltd.	112,000	212,255
KUREHA Corp.	56,000	278,346
Kurimoto, Ltd. (b)	63,000	130,667
Kuroda Electric Co., Ltd. (b)	16,000	172,968
KYB Co., Ltd. (b)	59,000	278,453
Kyoden Co., Ltd.	3,200	4,663
Kyodo Printing Co., Ltd.	34,000	79,431
Kyodo Shiryo Co., Ltd.	30,000	35,822
Kyoei Steel, Ltd. (b)	9,200	170,545
Kyoei Tanker Co., Ltd.	9,000	14,360
Kyokuto Boeki Kaisha, Ltd.	9,000	24,048
Kyokuto Kaihatsu Kogyo Co., Ltd.	15,300	100,592
Kyokuto Securities Co., Ltd.	10,500	56,549
Kyokuyo Co., Ltd.	29,000	67,018
Kyorin Co., Ltd.	25,000	439,720
Kyoritsu Maintenance Co., Ltd. (b)	5,300	98,163
Kyoritsu Printing Co., Ltd. (b)	6,800	17,390
Kyosan Electric Manufacturing Co., Ltd.	27,000	113,885
Kyoto Kimono Yuzen Co., Ltd.	4,400	51,008
Kyowa Electronics Instruments Co., Ltd.	6,000	17,908
Kyowa Exeo Corp.	40,900	384,846
Kyowa Leather Cloth Co., Ltd.	3,300	12,122
Kyudenko Corp.	18,000	110,048
Laox Co., Ltd. (a)	49,000	18,426
LEC, Inc.	1,900	28,168
Leopalace21 Corp. (b)	75,300	147,351
Life Corp.	15,500	281,053
Lintec Corp.	300	5,426
Lion Corp. (b)	40,000	236,469
Look, Inc. (a)	12,000	32,047
M3, Inc. (b)	92	414,412
Macnica, Inc.	5,700	131,114
Macromill, Inc. (b)	9,300	94,256
Maeda Corp. (b)	66,000	242,237
Maeda Road Construction Co., Ltd. (b)	31,000	325,362
Maezawa Kasei Industries Co., Ltd.	6,200	62,880
Maezawa Kyuso Industries Co., Ltd.	4,700	64,535
Makino Milling Machine Co., Ltd. (b)	48,000	294,858
Mamiya-Op Co., Ltd. (a)	6,000	7,941
Mandom Corp. (b)	7,500	198,077
Mars Engineering Corp. (b)	3,800	64,823
Marubun Corp.	7,200	29,518
Marudai Food Co., Ltd. (b)	46,000	168,591
Maruei Department Store Co., Ltd.	19,000	21,762

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Maruha Nichiro Holdings, Inc.	177,000	$326,797
Maruka Machinery Co., Ltd.	2,400	20,695
Marukyu Co., Ltd.	700	7,597
Marusan Securities Co., Ltd. (b)	26,600	81,452
Maruwa Co., Ltd.	3,800	174,778
Maruwn Corp.	2,400	5,984
Maruyama Manufacturing Co.Inc	18,000	39,249
Maruzen CHI Holdings Co., Ltd. (a) (b)	17,300	44,547
Maruzen Showa Unyu Co., Ltd.	31,000	100,055
Matsuda Sangyo Co., Ltd.	7,400	112,811
Matsui Construction Co., Ltd.	9,000	35,463
Matsui Securities Co., Ltd. (b)	52,900	257,861
Matsumotokiyoshi Holdings Co., Ltd. (b)	13,300	269,255
Matsuya Co., Ltd. (b)	12,900	73,143
Matsuya Foods Co., Ltd.	3,300	68,226
Max Co., Ltd.	18,000	225,043
Maxvalu Tokai Co., Ltd.	5,000	72,667
MEC Co., Ltd.	4,800	16,752
Megachips Corp. (b)	7,300	121,499
Megane TOP Co., Ltd. (b)	10,400	119,465
Megmilk Snow Brand Co., Ltd. (b)	19,000	364,205
Meidensha Corp. (b)	75,000	251,919
Meiji Shipping Co., Ltd.	8,500	23,931
Meiko Network Japan Co., Ltd.	7,000	62,795
Meisei Electric Co., Ltd. (a) (b)	24,000	26,470
Meitec Corp. (b)	14,000	269,776
Meito Sangyo Co., Ltd.	4,500	57,796
Meito Transportation Co., Ltd.	1,400	11,072
Meiwa Corp.	5,000	13,750
Meiwa Estate Co., Ltd. (b)	8,300	38,452
Melco Holdings, Inc.	5,600	151,305
Mikuni Coca-Cola Bottling Co., Ltd. (b)	13,000	115,299
Milbon Co., Ltd. (b)	4,400	135,136
Mimasu Semiconductor Industry Co., Ltd.	6,300	52,496
Minebea Co., Ltd.	59,000	246,305
Ministop Co., Ltd.	4,900	91,543
Mirait Holdings Corp. (b)	31,200	234,890
Misawa Homes Co., Ltd. (a)	15,900	127,672
Mitani Corp.	8,600	100,978
Mito Securities Co., Ltd.	21,000	26,153
Mitsuba Corp. (b)	19,000	148,419
Mitsubishi Kakoki Kaisha, Ltd.	20,000	33,990
Mitsubishi Paper Mills, Ltd. (b)	116,000	105,348
Mitsubishi Pencil Co., Ltd.	7,300	131,710
Mitsubishi Shokuhin Co., Ltd.	3,500	91,743
Mitsubishi Steel Manufacturing Co., Ltd.	73,000	183,645
Mitsuboshi Belting Co., Ltd.	28,000	143,860
Mitsui Engineering & Shipbuilding Co., Ltd. (b)	378,000	588,374
Mitsui High-Tec, Inc.	10,800	45,811
Mitsui Home Co., Ltd.	14,000	71,432
Mitsui Knowledge Industry Co., Ltd.	338	61,699
Mitsui Matsushima Co., Ltd. (b)	63,000	115,175
Mitsui Sugar Co., Ltd. (b)	37,000	126,305
Mitsui-Soko Co., Ltd.	53,000	199,489
Mitsumi Electric Co., Ltd.	39,600	294,204
Mitsuuroko Co., Ltd.	12,700	72,562
Miura Co., Ltd. (b)	12,700	357,726

Japan—(Continued)
Miyachi Corp.	3,300	$26,885
Miyaji Engineering Group, Inc. (a) (b)	16,000	28,423
Miyakoshi Holdings, Inc. (a)	600	1,572
Miyoshi Oil & Fat Co., Ltd.	24,000	31,840
Mizuho Financial Group, Inc.	50,300	67,863
Mizuno Corp.	36,000	185,089
Mochida Pharmaceutical Co., Ltd.	33,000	370,161
Modec, Inc. (b)	8,400	144,624
Monex Beans Holdings, Inc.	824	119,978
Mori Denki Manufacturing Co., Ltd. (a)	55,000	4,994
Mori Seiki Co., Ltd. (b)	42,200	375,878
Morinaga & Co., Ltd.	75,000	176,240
Morinaga Milk Industry Co., Ltd.	100,000	387,483
Morita Holdings Corp.	14,000	79,223
Morozoff, Ltd.	11,000	39,276
Mory Industries, Inc.	18,000	60,028
MOS Food Services, Inc.	10,200	203,292
Moshi Moshi Hotline, Inc.	20,900	197,060
Mr Max Corp.	10,500	44,503
Murakami Corp.	3,000	30,924
Musashi Seimitsu Industry Co., Ltd.	9,500	205,027
Mutoh Holdings Co., Ltd. (a) (b)	11,000	29,556
NAC Co., Ltd.	1,400	26,333
Nachi-Fujikoshi Corp. (b)	77,000	340,276
Nagaileben Co., Ltd.	7,200	95,359
Nagano Keiki Co., Ltd.	3,000	30,054
Nagatanien Co., Ltd.	10,000	113,096
Nakabayashi Co., Ltd.	16,000	39,257
Nakamuraya Co., Ltd.	16,000	78,937
Nakano Corp.	4,000	8,882
Nakayama Steel Works, Ltd.	42,000	38,248
Natori Co., Ltd.	1,200	12,973
NEC Fielding, Ltd.	8,300	106,792
NEC Leasing, Ltd.	5,500	80,032
NEC Mobiling, Ltd. (b)	3,700	123,929
NEC Networks & System Integration Corp.	9,900	144,285
NET One Systems Co., Ltd.	187	509,676
Neturen Co., Ltd.	14,800	110,892
Nice Holdings, Inc.	32,000	67,079
Nichia Steel Works, Ltd.	13,000	32,802
Nichias Corp. (b)	43,000	237,995
Nichiban Co., Ltd.	14,000	45,485
Nichicon Corp. (b)	24,800	249,253
Nichiden Corp.	2,200	72,557
Nichiha Corp.	8,900	95,632
Nichii Gakkan Co.	16,100	196,255
Nichirei Corp. (b)	130,000	630,245
Nichireki Co., Ltd. (b)	13,000	61,339
Nidec Copal Corp.	6,500	71,874
Nidec Copal Electronics Corp.	6,900	41,241
Nidec Sankyo Corp.	16,000	101,731
Nidec-Tosok Corp. (b)	6,300	74,976
Nifco, Inc. (b)	21,400	597,212
NIFTY Corp.	25	27,684
Nihon Chouzai Co., Ltd.	1,150	40,112
Nihon Dempa Kogyo Co., Ltd. (b)	9,600	114,580
Nihon Eslead Corp.	3,600	31,074

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nihon Kagaku Sangyo Co., Ltd.	3,000	$21,234
Nihon Kohden Corp.	16,800	414,054
Nihon M&A Center, Inc.	21	109,405
Nihon Nohyaku Co., Ltd.	26,000	106,966
Nihon Parkerizing Co., Ltd.	22,000	263,812
Nihon Plast Co., Ltd.	2,300	16,726
Nihon Shokuhin Kako Co., Ltd.	3,000	12,691
Nihon Tokushu Toryo Co., Ltd.	2,200	8,505
Nihon Trim Co., Ltd.	850	19,623
Nihon Unisys, Ltd.	29,000	184,772
Nihon Yamamura Glass Co., Ltd.	46,000	115,237
Nikkato Corp.	300	1,846
Nikkiso Co., Ltd. (b)	28,000	238,026
Nikko Co., Ltd.	13,000	46,231
Nippo Corp.	31,000	296,164
Nippon Beet Sugar Manufacturing Co., Ltd.	61,000	121,153
Nippon Carbide Industries Co., Inc. (a)	31,000	45,031
Nippon Carbon Co., Ltd. (b)	58,000	162,480
Nippon Ceramic Co., Ltd. (b)	8,500	157,700
Nippon Chemi-Con Corp. (b)	63,000	212,332
Nippon Chemical Industrial Co., Ltd.	49,000	81,369
Nippon Chemiphar Co., Ltd.	14,000	51,982
Nippon Chuzo KK	12,000	19,616
Nippon Coke & Engineering Co. (b)	109,500	140,525
Nippon Columbia Co., Ltd. (a)	52,000	18,898
Nippon Concrete Industries Co., Ltd.	14,000	30,876
Nippon Conveyor Co., Ltd. (b)	15,000	15,179
Nippon Denko Co., Ltd.	37,000	166,937
Nippon Densetsu Kogyo Co., Ltd.	21,000	202,386
Nippon Denwa Shisetsu Co., Ltd.	22,000	72,270
Nippon Felt Co., Ltd.	6,000	30,246
Nippon Filcon Co., Ltd.	5,200	27,198
Nippon Fine Chemical Co., Ltd.	5,800	38,469
Nippon Flour Mills Co., Ltd.	58,000	256,024
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	35,690
Nippon Gas Co., Ltd. (b)	13,200	185,015
Nippon Hume Corp.	8,000	29,630
Nippon Jogesuido Sekkei Co., Ltd. (b)	15	19,768
Nippon Kanzai Co., Ltd.	2,300	41,543
Nippon Kasei Chemical Co., Ltd.	18,000	30,830
Nippon Kinzoku Co., Ltd.	29,000	52,289
Nippon Koei Co., Ltd.	42,000	151,582
Nippon Konpo Unyu Soko Co., Ltd.	28,400	306,228
Nippon Koshuha Steel Co., Ltd.	29,000	31,982
Nippon Light Metal Co., Ltd. (b)	254,000	336,043
Nippon Metal Industry Co., Ltd.	62,000	50,649
Nippon Parking Development Co., Ltd. (b)	803	37,020
Nippon Pillar Packing Co., Ltd.	10,000	73,047
Nippon Piston Ring Co., Ltd.	31,000	61,108
Nippon Rietec Co., Ltd.	2,000	7,688
Nippon Seiki Co., Ltd.	18,000	194,861
Nippon Seiro Co., Ltd.	2,000	7,266
Nippon Seisen Co., Ltd.	6,000	29,184
Nippon Sharyo, Ltd.(b)	32,000	122,441
Nippon Shinyaku Co., Ltd.	27,000	333,304
Nippon Signal Co., Ltd. (b)	26,700	158,385
Nippon Soda Co., Ltd.	66,000	298,699

Japan—(Continued)
Nippon Steel Trading Co., Ltd.	25,000	$67,162
Nippon Suisan Kaisha, Ltd. (b)	103,700	355,344
Nippon Thompson Co., Ltd. (b)	45,000	260,876
Nippon Tungsten Co., Ltd.	9,000	17,155
Nippon Valqua Industries, Ltd.	29,000	74,866
Nippon Yakin Kogyo Co., Ltd.	89,000	139,665
Nippon Yusoki Co., Ltd.	7,000	18,921
Nipro Corp. (b)	44,800	376,188
NIS Group Co., Ltd.	82,900	4,304
Nishimatsu Construction Co., Ltd.	135,000	231,185
Nishimatsuya Chain Co., Ltd. (b)	26,500	204,656
Nissan Shatai Co., Ltd.	36,000	349,488
Nissei Corp.	10,500	92,733
Nissei Plastic Industrial Co., Ltd.	900	4,031
Nissen Holdings Co., Ltd. (b)	14,000	62,120
Nissha Printing Co., Ltd. (b)	13,100	162,084
Nisshin Fudosan Co.	3,700	20,927
Nisshinbo Holdings, Inc.	2,000	18,006
Nissin Corp.	33,000	80,519
Nissin Electric Co., Ltd. (b)	21,000	117,125
Nissin Kogyo Co., Ltd.	16,400	235,274
Nissin Sugar Holdings Co., Ltd. (a)	1,200	24,245
Nissui Pharmaceutical Co., Ltd.	4,500	40,141
Nitta Corp.	10,100	189,540
Nittan Valve Co., Ltd.	5,500	18,782
Nittetsu Mining Co., Ltd.	31,000	122,672
Nitto Boseki Co., Ltd. (b)	88,000	306,045
Nitto Fuji Flour Milling Co., Ltd.	4,000	15,165
Nitto Kogyo Corp.	12,900	148,145
Nitto Kohki Co., Ltd.	5,000	113,572
Nitto Seiko Co., Ltd.	12,000	31,752
Nittoc Construction Co., Ltd.	35,000	45,397
Noevir Holdings Co., Ltd. (a)	4,700	51,753
NOF Corp.	75,000	383,508
Nohmi Bosai, Ltd.	11,000	68,540
Nomura Co., Ltd.	16,000	47,137
Noritake Co., Ltd.	51,000	152,288
Noritsu Koki Co., Ltd.	8,000	36,242
Noritz Corp.	8,900	162,433
NS Solutions Corp.	9,000	179,125
NS United Kaiun Kaisha, Ltd.	40,000	60,115
NSD Co., Ltd.	18,700	146,614
Obara Corp.	5,400	60,964
Obayashi Road Corp.	9,000	21,661
OBIC Business Consultants, Ltd. (b)	2,100	98,222
Oenon Holdings, Inc.	23,000	53,826
Ohara, Inc.	3,100	31,945
Oiles Corp. (b)	14,000	264,133
Okabe Co., Ltd.	25,700	127,745
Okamoto Industries, Inc.	29,000	111,077
Okamoto Machine Tool Works, Ltd.	11,000	13,839
Okamura Corp. (b)	30,000	204,818
Okano Valve Manufacturing Co.	3,000	9,424
Okasan Securities Group, Inc. (b)	82,000	259,525
Okaya Electric Indstries Co., Ltd.	5,000	21,905
OKI Electric Cable Co., Ltd. (b)	6,000	11,440
OKI Electric Industry Co., Ltd.	289,000	258,606

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
OKK Corp.	22,000	$24,817
Okuma Holdings, Inc.	60,000	382,754
Okumura Corp.	85,000	348,154
Okura Industrial Co., Ltd.	22,000	67,665
Okuwa Co., Ltd.	9,000	137,301
Olympic Corp.	7,800	72,942
ONO Sokki Co., Ltd.	9,000	24,809
Onoken Co., Ltd.	6,100	49,674
Onward Holdings Co., Ltd.	62,000	454,681
Optex Co., Ltd.	3,100	40,595
Organo Corp.	19,000	145,015
Origin Electric Co., Ltd.	16,000	47,253
Osaka Organic Chemical Industry, Ltd.	4,200	21,514
Osaka Steel Co., Ltd. (b)	8,300	158,726
Osaki Electric Co., Ltd.	12,000	114,635
OSG Corp. (b)	32,800	412,332
Oyo Corp.	10,200	117,311
Pacific Industrial Co., Ltd.	20,000	96,270
Pacific Metals Co., Ltd. (b)	66,000	318,998
Pal Co, Ltd.	2,650	102,645
Paltac Corp.	450	5,780
PanaHome Corp.	35,000	237,111
Panasonic Electric Works Information Systems Co., Ltd.	1,700	43,818
Panasonic Electric Works SUNX Co., Ltd.	8,300	40,481
Paramount Bed Holdings Co., Ltd.	6,400	194,516
Parco Co., Ltd.	20,400	155,688
Paris Miki, Inc.	11,500	93,870
Park24 Co., Ltd.	32,100	425,684
Pasco Corp. (a)	11,000	38,954
Pasona Group, Inc.	69	67,152
Penta-Ocean Construction Co., Ltd. (b)	136,500	417,108
PIA Corp. (a)	2,300	23,700
Pigeon Corp.	7,500	305,582
Pilot Corp. (b)	58	112,910
Piolax, Inc.	4,600	100,077
Pioneer Corp.	126,200	566,234
Plenus Co., Ltd. (b)	8,900	145,370
Point, Inc.	7,080	300,544
Press Kogyo Co., Ltd.	35,000	168,376
Pressance Corp.	3,100	42,184
Prima Meat Packers, Ltd.	60,000	98,347
Pronexus, Inc.	9,500	47,554
PS Mitsubishi Construction Co., Ltd.	9,900	28,743
Raito Kogyo Co., Ltd.	20,600	112,811
Rasa Industries, Ltd.	33,000	50,923
Renown, Inc. (a)	16,800	30,951
Resort Solution Co., Ltd.	4,000	7,485
Resort Trust, Inc.	13,100	193,446
Rheon Automatic Machinery Co., Ltd.	5,000	12,267
Rhythm Watch Co., Ltd. (b)	52,000	95,780
Ricoh Leasing Co., Ltd.	7,900	176,452
Right On Co., Ltd.	5,500	41,611
Riken Corp.	43,000	161,254
Riken Keiki Co., Ltd.	5,800	42,141
Riken Technos Corp.	19,000	53,844
Riken Vitamin Co., Ltd.	3,100	91,980

Japan—(Continued)
Ringer Hut Co., Ltd. (b)	7,700	$105,975
Riso Kagaku Corp.	10,179	145,747
Riso Kyoiku Co., Ltd.	916	56,691
Rock Field Co., Ltd.	4,800	79,711
Rohto Pharmaceutical Co., Ltd.	32,000	411,388
Roland Corp.	8,300	75,190
Roland DG Corp.	4,500	49,950
Round One Corp. (b)	32,900	213,423
Royal Holdings Co., Ltd. (b)	9,400	112,164
Ryobi, Ltd. (b)	57,000	208,551
Ryoden Trading Co., Ltd.	18,000	102,350
Ryohin Keikaku Co., Ltd.	10,500	512,468
Ryosan Co., Ltd. (b)	16,100	340,739
Ryoyo Electro Corp.	8,600	95,372
S&B Foods, Inc.	2,000	17,793
S. Foods, Inc.	5,000	41,922
Sagami Chain Co., Ltd. (b)	6,000	42,068
Saibu Gas Co., Ltd.	140,000	369,601
Saizeriya Co., Ltd. (b)	14,700	244,839
Sakai Chemical Industry Co., Ltd.	56,000	207,065
Sakai Heavy Industries, Ltd.	15,000	25,869
Sakai Ovex Co., Ltd.	18,000	26,381
Sakata INX Corp.	10,000	45,035
Sakata Seed Corp.	14,200	203,512
Sala Corp.	9,500	56,701
San Holdings, Inc.	1,600	28,600
San-A Co., Ltd.	3,300	130,485
San-Ai Oil Co., Ltd.	29,000	123,056
San-In Godo Bank, Ltd.	69,000	516,701
Sanden Corp. (b)	70,000	210,500
Sangetsu Co., Ltd.	14,300	367,269
Sanix, inc. (a)	9,500	26,716
Sanken Electric Co., Ltd. (b)	61,000	191,352
Sanki Engineering Co., Ltd.	31,000	161,343
Sanko Marketing Foods Co., Ltd.	7	7,441
Sanko Metal Industries Co., Ltd.	10,000	27,077
Sankyo Seiko Co., Ltd.	22,100	76,298
Sankyo-Tateyama Holdings, Inc.	142,000	208,227
Sankyu, Inc.	118,000	445,528
Sanoh Industrial Co., Ltd.	11,400	80,182
Sanshin Electronics Co., Ltd.	14,700	121,867
Sansui Electric Co., Ltd. (a)	316,000	8,209
Sanwa Holdings Corp.	102,000	304,434
Sanyo Chemical Industries, Ltd. (b)	32,000	208,911
Sanyo Denki Co., Ltd.	19,000	97,329
Sanyo Housing Nagoya Co., Ltd.	40	38,493
Sanyo Shokai, Ltd. (b)	37,000	84,054
Sanyo Special Steel Co., Ltd. (b)	48,000	254,002
Sapporo Hokuyo Holdings, Inc. (b)	92,500	331,334
Sapporo Holdings, Ltd. (b)	98,000	370,172
Sasebo Heavy Industries Co., Ltd. (b)	51,000	82,699
Sata Construction Co., Ltd. (a)	23,000	17,890
Sato Corp. (b)	11,900	147,643
Sato Shoji Corp.	4,700	27,513
Satori Electric Co., Ltd.	5,200	31,184
Sawai Pharmaceutical Co., Ltd. (b)	5,900	612,641
Saxa Holdings, Inc.	17,000	24,042

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Scroll Corp.	12,200	$43,079
Secom Joshinetsu Co., Ltd.	900	26,997
Seibu Electric Industry Co., Ltd.	2,000	9,009
Seika Corp.	29,000	77,168
Seikagaku Corp.	13,400	144,005
Seiko Holdings Corp. (b)	58,000	118,905
Seino Holdings Corp.	45,000	348,609
Seiren Co., Ltd.	23,300	136,683
Sekisui Jushi Corp.	16,000	161,390
Sekisui Plastics Co., Ltd.	24,000	91,884
Senko Co., Ltd.	46,000	182,704
Senshu Electric Co., Ltd.	3,000	36,870
Senshukai Co., Ltd. (b)	13,800	92,540
Shibaura Mechatronics Corp.	18,000	45,005
Shibuya Kogyo Co., Ltd.	5,000	52,712
Shikibo, Ltd.	51,000	67,515
Shikoku Chemicals Corp.	18,000	96,032
Shima Seiki Manufacturing, Ltd. (b)	13,300	226,786
Shimachu Co., Ltd.	23,200	531,482
Shimojima Co., Ltd. (b)	5,500	68,897
Shin Nippon Air Technologies Co., Ltd.	5,000	27,115
Shin Nippon Biomedical Laboratories, Ltd.	3,800	9,664
Shin-Etsu Polymer Co., Ltd.	18,800	78,787
Shin-Keisei Electric Railway Co., Ltd.	15,000	68,182
Shin-Kobe Electric Machinery Co., Ltd. (b)	10,000	221,370
Shinagawa Refractories Co., Ltd.	21,000	60,727
Shindengen Electric Manufacturing Co., Ltd.	37,000	154,968
Shinkawa, Ltd. (b)	5,300	24,210
Shinko Electric Industries Co., Ltd. (b)	34,400	233,565
Shinko Plantech Co., Ltd.	19,900	160,606
Shinko Shoji Co., Ltd.	9,300	73,793
Shinko Wire Co., Ltd.	12,000	19,006
Shinmaywa Industries, Ltd.	54,000	216,530
Shinnihon Corp.	19,000	50,913
Shinsho Corp.	22,000	51,657
Shinwa Co., Ltd.	1,400	15,444
Ship Healthcare Holdings, Inc.	11,400	248,814
Shiroki Corp.	18,000	50,847
Shizuki Electric Co., Inc.	3,000	10,941
Shizuoka Gas Co., Ltd.	25,500	161,718
SHO-BOND Holdings Co., Ltd. (b)	9,700	213,298
Shobunsha Publications, Inc.	2,800	21,009
Shochiku Co., Ltd. (b)	37,000	351,200
Shoei Co., Ltd.	2,800	17,244
Shoei Foods Corp.	800	5,342
Shoko Co., Ltd.	27,000	42,031
Showa Aircraft Industry Co., Ltd.	4,000	22,871
Showa Corp.	29,300	168,736
Showa Sangyo Co., Ltd.	32,000	98,626
Siix Corp. (b)	8,000	101,719
Simplex Technology, Inc.	120	38,831
Sinanen Co., Ltd.	20,000	88,272
Sinfonia Technology Co., Ltd. (b)	51,000	103,865
Sintokogio, Ltd.	22,300	196,381
SKY Perfect JSAT Holdings, Inc.	870	435,343
SMK Corp.	24,000	77,538
SNT Corp.	5,600	24,262

Japan—(Continued)
So-net Entertainment Corp. (b)	50	$181,857
Soda Nikka Co., Ltd.	3,000	13,245
Sodick Co., Ltd. (b)	26,200	128,067
Soft99 Corp.	2,300	13,709
Sogo Medical Co., Ltd.	2,100	70,691
Sohgo Security Services Co., Ltd.	26,200	276,026
Soshin Electric Co., Ltd.	1,500	6,203
Sotetsu Holdings, Inc. (b)	95,000	291,063
Sotoh Co., Ltd.	3,600	33,384
Space Co., Ltd.	200	1,231
SPK Corp.	400	6,830
SRA Holdings	2,900	29,739
SRI Sports, Ltd.	4,200	45,756
ST Corp.	4,900	61,771
St. Marc Holdings Co., Ltd.	4,100	157,838
Star Micronics Co., Ltd.	19,800	178,969
Starzen Co., Ltd. (b)	23,000	69,077
Stella Chemifa Corp.	3,700	112,465
Studio Alice Co., Ltd.	4,900	76,503
Subaru Enterprise Co., Ltd.	1,000	3,089
Sugi Holdings Co., Ltd. (b)	14,300	416,510
Sugimoto & Co., Ltd.	3,800	34,441
Sumida Corp.	6,300	41,810
Sumikin Bussan Corp.	39,000	98,692
Suminoe Textile Co., Ltd.	17,000	29,756
Sumiseki Holdings, Inc. (a)	20,200	17,293
Sumisho Computer Systems Corp.	22,872	365,173
Sumitomo Bakelite Co., Ltd. (b)	79,000	441,721
Sumitomo Densetsu Co., Ltd.	7,600	43,428
Sumitomo Forestry Co., Ltd. (b)	60,800	535,806
Sumitomo Light Metal Industries, Ltd. (b)	225,000	207,223
Sumitomo Mitsui Construction Co., Ltd. (a)	57,600	38,103
Sumitomo Osaka Cement Co., Ltd.	180,000	491,720
Sumitomo Pipe & Tube Co., Ltd. (b)	8,000	63,219
Sumitomo Precision Products Co., Ltd.	13,000	79,935
Sumitomo Real Estate Sales Co., Ltd. (b)	4,030	157,137
Sumitomo Seika Chemicals Co., Ltd. (b)	20,000	84,397
Sun-Wa Technos Corp.	3,100	27,989
SWCC Showa Holdings Co., Ltd. (b)	136,000	123,463
SxL Corp. (a) (b)	40,000	93,965
SystemPro Co., Ltd.	99	68,262
T Hasegawa Co., Ltd. (b)	9,600	147,639
T RAD Co., Ltd.	34,000	112,448
T-GAIA Corp. (b)	86	160,291
TAC Co., Ltd.	1,300	2,751
Tachi-S Co., Ltd.	6,400	111,891
Tachibana Eletech Co., Ltd.	4,800	44,590
Tact Home Co., Ltd.	33	26,980
Tadano, Ltd. (b)	57,000	359,348
Taihei Dengyo Kaisha, Ltd.	15,000	115,643
Taihei Kogyo Co., Ltd.	25,000	133,050
Taiheiyo Kouhatsu, Inc.	16,000	14,943
Taiho Kogyo Co., Ltd.	9,300	80,715
Taikisha, Ltd. (b)	14,100	301,460
Taisei Lamick Co., Ltd. (b)	2,200	69,078
Taiyo Ink Manufacturing Co., Ltd. (b)	7,500	193,286
Taiyo Yuden Co., Ltd. (b)	40,800	303,533

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
TAIYO, Ltd. (b)	5,000	$8,070
Takachiho Koheki Co., Ltd.	400	4,467
Takagi Securities Co., Ltd.	12,000	9,656
Takamatsu Construction Group Co., Ltd.	8,100	128,152
Takano Co., Ltd.	6,000	35,679
Takaoka Electric Manufacturing Co., Ltd.	40,000	85,564
Takara Holdings, Inc. (b)	79,000	507,479
Takara Printing Co., Ltd.	3,100	22,620
Takara Standard Co., Ltd.	41,000	310,527
Takasago International Corp.	43,000	199,255
Takasago Thermal Engineering Co., Ltd. (b)	26,500	225,969
Takashima & Co., Ltd.	25,000	61,268
Take And Give Needs Co., Ltd.	333	20,262
Takihyo Co., Ltd.	9,000	48,489
Takiron Co., Ltd.	27,000	91,459
Takisawa Machine Tool Co., Ltd.	22,000	29,106
Takuma Co., Ltd. (b)	38,000	155,708
Tamron Co., Ltd.	7,700	185,479
Tamura Corp. (b)	41,000	97,852
Tanseisha Co., Ltd.	8,000	19,828
Tatsuta Electric Wire and Cable Co., Ltd. (b)	22,000	93,330
Tayca Corp.	17,000	67,684
TBK Co., Ltd.	11,000	52,471
Teac Corp. (a)	34,000	11,953
TECHNO ASSOCIE Co., Ltd.	300	2,534
Techno Ryowa, Ltd.	4,800	25,120
Tecmo Koei Holdings Co., Ltd. (b)	12,200	100,378
Teikoku Electric Manufacturing Co., Ltd.	2,800	49,974
Teikoku Piston Ring Co., Ltd. (b)	10,200	119,327
Teikoku Sen-I Co., Ltd. (b)	9,000	56,267
Teikoku Tsushin Kogyo Co., Ltd.	12,000	18,867
Tekken Corp. (b)	62,000	69,962
Temp Holdings Co., Ltd. (b)	7,400	66,745
Ten Allied Co., Ltd.	2,600	8,813
Tenma Corp.	6,200	55,373
Teraoka Seisakusho Co., Ltd.	200	907
The 77 Bank, Ltd.	61,000	262,832
The Aichi Bank, Ltd.	3,700	214,203
The Akita Bank, Ltd.	96,000	276,554
The Aomori Bank, Ltd. (b)	94,000	286,747
The Awa Bank, Ltd. (b)	100,000	672,346
The Bank of Iwate, Ltd. (b)	6,800	293,910
The Bank of Nagoya, Ltd.	76,000	242,619
The Bank of Okinawa, Ltd.	9,100	385,671
The Bank of Saga, Ltd.	69,000	173,320
The Chiba Kogyo Bank, Ltd. (a)	15,200	80,296
The Chukyo Bank, Ltd. (b)	53,000	136,487
The Daiei, Inc. (a) (b)	40,800	147,612
The Daisan Bank, Ltd.	66,000	135,396
The Daishi Bank, Ltd.	171,000	556,977
The Daito Bank, Ltd.	60,000	47,542
The Ehime Bank, Ltd.	65,000	192,516
The Eighteenth Bank, Ltd.	86,000	217,655
The Fukui Bank, Ltd.	99,000	300,701
The Fukushima Bank, Ltd.	71,000	36,904
The Higashi-Nippon Bank, Ltd.	63,000	131,730
The Higo Bank, Ltd.	82,000	463,011

Japan—(Continued)
The Hokkoku Bank, Ltd.	130,000	$476,666
The Hokuetsu Bank, Ltd.	123,000	249,311
The Hyakugo Bank, Ltd.	111,000	439,334
The Hyakujushi Bank, Ltd.	119,000	532,459
The Japan Wool Textile Co., Ltd.	26,000	193,069
The Juroku Bank, Ltd.	159,000	517,949
The Kagoshima Bank, Ltd.	77,000	539,707
The Keihin Co., Ltd.	15,000	17,170
The Keiyo Bank, Ltd.	121,000	599,458
The Kita-Nippon Bank, Ltd.	3,900	95,236
The Maruetsu, Inc. (a)	20,000	72,697
The Michinoku Bank, Ltd.	63,000	118,507
The Mie Bank, Ltd.	43,000	97,121
The Minato Bank, Ltd.	78,000	141,713
The Miyazaki Bank, Ltd.	87,000	213,426
The Musashino Bank, Ltd.	14,600	485,241
The Nagano Bank, Ltd.	45,000	89,321
The Nanto Bank, Ltd. (b)	98,000	542,270
The Nippon Road Co., Ltd.	37,000	105,638
The Nippon Synthetic Chemical Industry Co., Ltd. (b)	33,000	189,598
The Nisshin Oillio Group, Ltd. (b)	53,000	227,753
The Ogaki Kyoritsu Bank, Ltd.	148,000	483,185
The Oita Bank, Ltd.	94,000	270,852
The Okinawa Electric Power Co., Inc.	7,800	332,524
The Pack Corp.	6,200	89,830
The Sankei Building Co., Ltd.	13,700	52,626
The Shibusawa Warehouse Co., Ltd.	20,000	55,915
The Shiga Bank, Ltd. (b)	96,000	653,842
The Shikoku Bank, Ltd.	87,000	326,292
The Shimizu Bank, Ltd.	3,900	142,543
The Sumitomo Warehouse Co., Ltd.	65,000	308,553
The Taiko Bank, Ltd. (b)	30,000	96,567
The Tochigi Bank, Ltd.	50,000	179,131
The Toho Bank, Ltd.	89,000	257,559
The Tohoku Bank, Ltd.	42,000	65,967
The Tokyo Tomin Bank, Ltd.	15,200	184,824
The Torigoe Co., Ltd. (b)	7,000	61,950
The Tottori Bank, Ltd.	29,000	54,320
The Towa Bank, Ltd.	136,000	157,399
The Yachiyo Bank, Ltd.	7,000	166,564
The Yamagata Bank, Ltd. (b)	67,000	327,010
The Yamanashi Chuo Bank, Ltd.	68,000	276,285
The Yasuda Warehouse Co., Ltd.	6,600	40,953
Tigers Polymer Corp.	2,200	8,235
Titan Kogyo KK (a) (b)	10,000	49,543
TKC	6,300	130,701
TOA Corp.	106,000	178,757
TOA Oil Co., Ltd.	30,000	35,821
TOA Road Corp.	18,000	34,101
Toabo Corp.	30,000	21,029
Toagosei Co., Ltd.	100,000	409,954
Tobishima Corp. (a)	58,100	53,498
Tobu Store Co., Ltd.	11,000	37,601
TOC Co., Ltd. (b)	29,400	133,525
Tocalo Co., Ltd.	7,000	148,374
Toda Corp.	115,000	417,810

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Toda Kogyo Corp. (b)	17,000	$151,476
Toei Co., Ltd.	35,000	165,701
Toenec Corp.	17,000	91,795
Toho Co., Ltd.	18,000	72,635
Toho Holdings Co., Ltd. (b)	25,000	346,300
Toho Real Estate Co., Ltd.	6,600	34,020
Toho Titanium Co., Ltd. (b)	13,800	236,943
Toho Zinc Co., Ltd.	66,000	250,454
Tohto Suisan Co., Ltd.	22,000	37,354
Tokai Carbon Co., Ltd. (b)	91,000	492,970
TOKAI Holdings Corp. (a)	14,000	69,410
Tokai Lease Co., Ltd.	16,000	33,914
Tokai Rika Co., Ltd.	1,500	22,947
Tokai Rubber Industries, Inc.	18,100	200,332
Tokai Tokyo Securities Co., Ltd.	98,000	265,689
Token Corp. (b)	3,730	126,530
Toko Electric Corp.	5,000	18,622
Toko, Inc. (b)	42,000	71,879
Tokushu Tokai Holdings Co., Ltd.	56,000	126,009
Tokuyama Corp. (b)	133,000	422,627
Tokyo Dome Corp.	88,000	215,817
Tokyo Electron Device, Ltd.	24	42,528
Tokyo Energy & Systems, Inc.	10,000	51,972
Tokyo Individualized Educational Institute, Inc.	5,300	9,490
Tokyo Kaikan Co., Ltd.	3,000	10,949
Tokyo Keiki, Inc.	32,000	54,370
Tokyo Kikai Seisakusho, Ltd.	18,000	10,740
Tokyo Ohka Kogyo Co., Ltd. (b)	21,000	416,990
Tokyo Rakutenchi Co., Ltd.	14,000	51,079
Tokyo Rope Manufacturing Co., Ltd. (b)	71,000	138,100
Tokyo Sangyo Co., Ltd.	7,000	22,082
Tokyo Seimitsu Co. (b)	17,500	332,801
Tokyo Steel Manufacturing Co., Ltd. (b)	39,500	320,719
Tokyo Tatemono Co., Ltd. (b)	152,000	459,255
Tokyo Tatemono Real Estate Sales Co., Ltd.	2,400	6,528
Tokyo Tekko Co., Ltd.	25,000	71,010
Tokyo Theatres Co., Inc.	31,000	41,464
Tokyotokeiba Co., Ltd. (b)	74,000	100,867
Tokyu Community Corp. (b)	2,200	68,760
Tokyu Construction Co., Ltd.	31,520	75,671
Tokyu Livable, Inc.	10,900	83,741
Toli Corp.	16,000	29,068
Tomato Bank, Ltd.	43,000	72,018
Tomen Devices Corp.	1,300	28,401
Tomen Electronics Corp.	6,500	78,522
Tomoe Corp.	12,100	44,003
Tomoe Engineering Co., Ltd.	3,600	64,603
Tomoegawa Co., Ltd.	11,000	22,890
Tomoku Co., Ltd.	37,000	98,189
TOMONY Holdings, Inc. (a)	71,400	313,159
Tomy Co., Ltd. (b)	25,900	181,839
TONAMI HOLDINGS Co., Ltd.	32,000	70,601
Topcon Corp. (b)	23,100	106,369
Toppan Forms Co., Ltd.	22,200	169,568
Topre Corp.	21,300	209,202
Topy Industries, Ltd. (b)	81,000	198,564
Toridoll.corp.	9,000	84,099

Japan—(Continued)
Torii Pharmaceutical Co., Ltd.	5,600	$105,051
Torishima Pump Manufacturing Co., Ltd.	9,100	116,554
Tosei Corp. (b)	78	19,952
Toshiba Machine Co., Ltd. (b)	51,000	256,547
Toshiba Plant Systems & Services Corp.	19,000	192,673
Toshiba TEC Corp.	69,000	245,254
Tosho Printing Co., Ltd.	7,000	11,812
Totetsu Kogyo Co., Ltd.	16,000	137,627
Touei Housing Corp.	6,055	61,828
Toukei Computer Co., Ltd. (b)	2,200	29,535
Tow Co., Ltd.	600	3,577
Towa Corp.	8,400	44,978
Towa Pharmaceutical Co., Ltd. (b)	4,300	183,382
Toyo Construction Co., Ltd. (a) (b)	115,000	104,438
Toyo Corp. (b)	13,100	138,035
Toyo Electric Manufacturing Co., Ltd. (b)	20,000	77,408
Toyo Engineering Corp.	58,000	207,626
Toyo Ink Manufacturing Co., Ltd.	97,000	358,571
Toyo Kanetsu K K (b)	52,000	94,442
Toyo Kohan Co., Ltd.	30,000	103,546
Toyo Securities Co., Ltd.	28,000	37,771
Toyo Sugar Refining Co., Ltd.	9,000	10,775
Toyo Tanso Co., Ltd. (b)	5,000	205,560
Toyo Tire & Rubber Co., Ltd.	88,000	199,728
Toyo Wharf & Warehouse Co., Ltd.	21,000	34,062
Toyobo Co., Ltd.	338,000	457,407
Trancom Co., Ltd.	2,100	39,819
Trans Cosmos, Inc.	8,900	106,479
Trinity Industrial Corp.	1,000	3,545
Trusco Nakayama Corp. (b)	9,700	176,741
TS Tech Co., Ltd. (b)	21,400	338,326
TSI Holdings Co., Ltd. (a)	38,405	189,808
Tsubakimoto Chain Co	69,000	355,345
Tsubakimoto Kogyo Co., Ltd.	1,000	2,687
Tsudakoma Corp.	23,000	52,822
Tsugami Corp. (b)	30,000	208,809
Tsukishima Kikai Co., Ltd.	11,000	90,223
Tsukuba Bank, Ltd.	35,500	116,923
Tsuruha Holdings, Inc.	6,200	346,976
Tsurumi Manufacturing Co., Ltd.	10,000	73,983
Tsutsumi Jewelry Co., Ltd.	3,800	89,798
Tsuzuki Denki Co., Ltd.	6,000	64,319
TTK Co., Ltd.	1,000	4,965
TV Asahi Corp.	100	164,697
TV Tokyo Holdings Corp.	2,900	38,452
TYK Corp.	6,000	14,338
U-Shin, Ltd.	16,000	128,683
Ube Material Industries, Ltd.	13,000	40,065
Uchida Yoko Co., Ltd.	19,000	52,034
Ueki Corp. (b)	11,000	24,903
UKC Holdings Corp.	4,000	37,919
ULVAC, Inc. (b)	21,000	257,063
Umenohana Co., Ltd.	16	33,615
Unicafe, Inc.	700	3,100
Uniden Corp.	25,000	83,727
Union Tool Co.	7,000	121,091
Unipres Corp.	13,100	375,906

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
United Arrows, Ltd. (b)	9,300	$179,286
Unitika, Ltd. (b)	221,000	120,398
Uoriki Co., Ltd.	1,500	17,241
UTOC Corp.	5,100	16,208
Valor Co., Ltd.	11,600	180,195
Vital KSK Holdings, Inc. (b)	15,000	109,009
Wacom Co., Ltd. (b)	145	220,698
Wakachiku Construction Co., Ltd. (a) (b)	36,000	48,740
Wakamoto Pharmaceutical Co., Ltd.	9,000	25,348
Warabeya Nichiyo Co., Ltd.	5,000	65,334
Watabe Wedding Corp.	2,600	23,953
WATAMI Co., Ltd. (b)	9,800	233,602
Weathernews, Inc. (b)	3,100	85,568
Wood One Co., Ltd.	16,000	57,711
Xebio Co., Ltd.	10,300	244,713
Y.A.C. Co., Ltd.	3,000	23,717
Yahagi Construction Co., Ltd.	11,800	58,195
Yaizu Suisankagaku Industry Co., Ltd.	3,400	30,899
YAMABIKO Corp.	3,700	41,619
Yamaichi Electronics Co., Ltd. (b)	8,200	17,972
Yamatake Corp.	13,700	297,509
Yamatane Corp. (b)	41,000	59,058
Yamato Corp.	8,000	31,575
Yamazen Corp. (b)	17,000	124,383
Yaoko Co., Ltd.	2,700	91,340
Yellow Hat, Ltd.	10,700	170,543
Yodogawa Steel Works, Ltd.	70,000	303,370
Yokogawa Bridge Holdings Corp.	13,000	85,066
Yokohama Reito Co., Ltd. (b)	22,300	182,032
Yokowo Co., Ltd.	5,900	27,402
Yomeishu Seizo Co., Ltd. (b)	6,000	56,408
Yomiuri Land Co., Ltd.	13,000	41,059
Yondenko Corp.	12,000	52,052
Yonekyu Corp.	7,700	74,173
Yonex Co., Ltd.	5,900	38,093
Yorozu Corp.	5,900	134,357
Yoshinoya Holdings Co., Ltd. (b)	203	284,960
Yuasa Trading Co., Ltd.	75,000	109,937
Yuken Kogyo Co., Ltd.	16,000	32,625
Yuki Gosei Kogyo Co., Ltd.	6,000	14,488
Yukiguni Maitake Co., Ltd.	7,600	33,549
Yurtec Corp.	21,000	104,595
Yusen Air & Service Co., Ltd.	8,100	103,733
Yushin Precision Equipment Co., Ltd.	4,300	80,494
Yushiro Chemical Industry Co., Ltd.	3,800	42,114
Zenrin Co., Ltd.	12,700	113,557
Zensho Co., Ltd. (b)	31,200	421,724
ZERIA Pharmaceutical Co., Ltd. (b)	8,000	138,011
Zuken, Inc.	7,200	49,631

		158,318,228

Netherlands—1.8%
Aalberts Industries NV	40,904	685,752
Accell Group NV	6,480	118,503
AMG Advanced Metallurgical Group NV (a) (b)	12,959	126,835

Netherlands—(Continued)
Amsterdam Commodities NV	6,521	$87,450
APERAM (b)	5,712	80,180
Arcadis NV (b)	23,829	372,672
ASM International NV	23,464	690,229
BE Semiconductor Industries NV (a)	22,549	149,425
Beter BED Holding NV	9,044	164,022
BinckBank NV	35,022	378,184
Brunel International NV	5,098	150,018
CSM NV (b)	31,798	497,196
Delta Lloyd NV	24,448	410,031
Exact Holding NV	7,050	146,126
Grontmij NV	11,936	80,925
Heijmans NV	7,291	76,955
Hunter Douglas NV	1,572	59,056
ICT Automatisering NV	1,424	4,894
Imtech NV (b)	36,285	937,746
Kardan NV	13,562	34,802
KAS Bank NV	6,541	72,424
Kendrion NV	3,668	78,489
Koninklijke BAM Groep NV (b)	171,181	722,762
Koninklijke Wessanen NV	49,214	180,230
Macintosh Retail Group NV	6,412	83,819
Mediq NV	35,927	547,377
Nederland Apparatenfabriek	697	18,088
Nutreco Holdings NV	16,095	1,059,253
Ordina NV (b)	19,632	24,553
Pharming Group NV (a)	42,017	4,453
PostNL NV	97,988	311,194
SBM Offshore NV	32,148	662,317
Sligro Food Group NV (b)	9,832	264,264
SNS Reaal NV (a)	75,976	165,168
Telegraaf Media Groep NV	7,444	96,037
Ten Cate NV	16,625	456,879
TKH Group NV	20,917	458,454
TomTom NV (a) (b)	59,637	234,685
Unit 4 Agresso NV	13,907	329,512
USG People NV	29,435	243,557
Van Lanschot NV	45	1,268
Wavin NV	14,004	172,360
Xeikon NV	10,815	41,521

		11,479,665

New Zealand—0.9%
Abano Healthcare Group, Ltd.	880	2,884
Air New Zealand, Ltd. (b)	152,224	106,904
Auckland International Airport, Ltd.	373,447	734,323
Cavalier Corp., Ltd.	7,259	10,931
Ebos Group, Ltd.	13,074	66,815
Fisher & Paykel Appliances Holdings, Ltd.	203,400	57,067
Fisher & Paykel Healthcare Corp., Ltd.	206,789	406,614
Freightways, Ltd.	67,366	193,411
Hallenstein Glasson Holdings, Ltd.	9,397	25,661
Heartland New Zealand, Ltd. (a)	72,313	27,661
Infratil, Ltd. (b)	399,354	585,850
Mainfreight, Ltd.	34,665	267,714
Methven, Ltd.	14,148	11,919

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—(Continued)
Michael Hill International, Ltd.	68,524	$47,523
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	8,133
New Image Group, Ltd.	10,000	1,522
New Zealand Oil & Gas, Ltd. (a)	164,407	90,498
Nuplex Industries, Ltd. (b)	100,359	179,252
NZX, Ltd.	28,380	51,121
Opus International Consultants, Ltd.	4,000	5,853
PGG Wrightson, Ltd.	58,545	17,361
Pike River Coal, Ltd. (a) (c)	82,575	0
Port of Tauranga, Ltd.	38,167	296,307
Pumpkin Patch, Ltd.	1,682	839
Pyne Gould Corp, Ltd. (a)	72,313	19,448
Rakon, Ltd. (a)	61,576	21,607
Restaurant Brands New Zealand, Ltd.	29,341	47,392
Rubicon, Ltd. (a)	7,442	2,729
Ryman Healthcare, Ltd.	140,150	296,360
Sanford, Ltd.	314	1,002
Sky City Entertainment Group, Ltd.	290,907	780,023
Sky Network Television, Ltd. (b)	103,256	427,027
The New Zealand Refining Co., Ltd.	27,432	59,960
The Warehouse Group, Ltd.	53,130	124,354
Tower, Ltd. (a)	94,157	112,316
TrustPower, Ltd.	6,058	33,564
Vector, Ltd.	163,940	315,684
Xero, Ltd.	16,739	36,121

		5,473,750

Norway—1.1%
ABG Sundal Collier Holdings ASA	89,427	55,137
Acta Holding ASA	38,672	7,834
Aktiv Kapital ASA	6,503	29,394
Algeta ASA (a) (b)	8,710	222,298
Archer, Ltd. (a)	19,832	53,160
Atea ASA (a)	30,832	308,848
Austevoll Seafood ASA	48,445	169,885
Bonheur ASA	1,808	35,262
BW Offshore, Ltd. (a) (b)	176,208	277,602
BWG Homes ASA (b)	22,434	36,048
Cermaq ASA	23,389	274,619
Clavis Pharma ASA (a)	12,771	102,413
Copeinca ASA (a)	12,800	71,796
Deep Sea Supply plc (a)	29,299	36,833
Det Norske Oljeselskap ASA (a)	16,662	245,033
DNO International ASA (b)	428,941	536,534
Dockwise, Ltd. (a)	5,181	83,235
DOF ASA (a)	24,849	89,442
EDB ErgoGroup ASA (a)	22,137	36,135
Eitzen Chemical ASA (a)	123,576	3,294
Ekornes ASA	10,698	175,593
Electromagnetic GeoServices ASA (a)	41,126	90,926
Eltek ASA (a) (b)	110,853	60,315
Farstad Shipping ASA	4,463	112,505
Fornebu Utvikling ASA (a)	50,386	13,129
Ganger Rolf ASA (b)	7,335	130,783
Golar LNG, Ltd. (b)	8,164	358,939

Norway—(Continued)
Golden Ocean Group, Ltd.	157,298	$98,726
Grieg Seafood ASA (a)	7,998	5,769
Hurtigruten ASA (a)	79,346	40,130
Jason Shipping ASA	420	161
Kongsberg Automotive ASA (b)	125,719	30,356
Leroy Seafood Group ASA	4,680	65,825
Nordic Semiconductor ASA (b)	63,932	152,583
Norse Energy Corp. ASA (a)	126,973	5,527
Norske Skogindustrier ASA (b)	55,522	41,850
Northern Offshore, Ltd. (a)	27,865	59,478
Norwegian Air Shuttle AS (a)	8,200	75,586
Norwegian Energy Co. AS (a) (b)	94,405	73,468
Odfjell SE (Series A)	1,800	10,848
Opera Software ASA	26,391	128,202
Panoro Energy ASA (a)	12,697	9,033
PhotoCure ASA (a)	1,700	9,876
Pronova BioPharma AS (a)	69,784	91,586
ProSafe SE	104,109	711,582
Q-Free ASA (a)	10,368	28,973
Renewable Energy Corp. ASA (a) (b)	63,640	35,116
Salmar ASA	5,170	25,966
Scana Industrier	51,722	17,108
Sevan Marine ASA (a) (b)	1,692	2,359
Sevan Marine ASA (Settlement Issue) (a) (b)	5,076	7,080
Siem Offshore, Inc. (a)	69,216	96,104
Solstad Offshore ASA	5,597	80,107
Songa Offshore SE (a)	82,163	250,234
SpareBank 1 SMN	32,946	216,695
Stolt-Nielsen, Ltd. (b)	3,800	76,328
Tomra Systems ASA	67,216	450,321
TTS Group ASA	4,430	7,026
Veidekke ASA	57,200	370,628
Wilh Wilhelmsen Holding ASA	4,905	111,738

		7,003,361

Portugal—0.5%
Altri SGPS S.A.	50,886	79,194
Banco BPI S.A. (b)	157,006	97,921
Banco Comercial Portugues S.A. (b)	1,568,798	275,480
Banco Espirito Santo S.A. (b)	257,066	449,516
Banif S.A. (b)	45,433	20,022
Brisa Auto-Estradas de Portugal S.A. (b)	95,345	313,686
Impresa SGPS (a)	3,990	2,425
Inapa-Invest Particip Gesta	63,187	11,477
Mota Engil SGPS S.A.	25,520	34,257
Novabase SGPS S.A. (a)	7,827	21,218
Portucel Empresa Produtora de Pasta e Papel S.A. (b)	134,184	319,226
REN-Redes Energeticas Nacionais S.A.	96,304	263,557
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	7,862
Semapa-Sociedade de Investimento e Gestao (b)	38,462	267,207
Sonae Industria SGPS S.A. (a) (b)	24,230	19,935
Sonae SGPS S.A. (b)	597,292	354,748
Sonaecom SGPS S.A. (a)	46,831	73,671

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Portugal—(Continued)
Teixeira Duarte S.A.	103,277	$28,125
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	85,005	255,444

		2,894,971

Singapore—1.1%
Abterra, Ltd. (a)	37,720	21,683
Armstrong Industrial Corp., Ltd.	88,000	15,302
Asiasons Capital, Ltd. (a)	71,000	10,476
ASL Marine Holdings, Ltd.	105,000	38,670
Ausgroup, Ltd.	165,000	40,002
Baker Technology, Ltd.	93,000	17,619
Banyan Tree Holdings, Ltd. (b)	155,000	71,941
Biosensors International Group, Ltd. (a)	381,000	420,524
Bonvests Holdings, Ltd.	18,000	12,233
Boustead Singapore, Ltd.	80,000	49,984
Breadtalk Group, Ltd.	15,000	6,253
Broadway Industrial Group, Ltd.	70,000	16,219
Bukit Sembawang Estates, Ltd.	56,000	169,578
Bund Center Investment, Ltd. (a)	552,000	54,136
Cerebos Pacific, Ltd.	69,000	264,138
CH Offshore, Ltd.	70,000	18,921
China Aviation Oil Singapore Corp., Ltd.	91,000	69,045
China Energy, Ltd.	316,000	13,659
China Merchants Holdings Pacific, Ltd.	1,000	486
Chip Eng Seng Corp., Ltd.	141,000	40,743
Chuan Hup Holdings, Ltd.	125,000	19,994
Creative Technology, Ltd.	22,600	38,017
CSC Holdings, Ltd.	175,000	12,658
CSE Global, Ltd. (a)	204,000	117,971
CWT, Ltd.	78,000	59,693
Delong Holdings, Ltd.	91,000	18,272
Etika International Holdings, Ltd.	29,000	5,690
Eu Yan Sang International, Ltd.	65,000	33,620
Ezion Holdings, Ltd. (b)	127,000	64,511
Ezra Holdings, Ltd. (b)	256,799	166,813
Falcon Energy Group, Ltd.	116,000	16,701
First Resources, Ltd. (b)	155,000	180,401
FJ Benjamin Holdings, Ltd.	83,000	18,597
Food Empire Holdings, Ltd.	43,000	10,460
Fragrance Group, Ltd.	676,000	164,035
Freight Links Express Holdings, Ltd.	144,000	6,232
Gallant Venture, Ltd. (a) (b)	241,000	44,518
GK Goh Holdings, Ltd.	12,000	6,484
Goodpack, Ltd.	141,000	150,174
GP Batteries International, Ltd.	21,000	16,575
GP Industries, Ltd.	49,000	13,692
GuocoLeisure, Ltd. (b)	187,000	85,988
Guthrie GTS, Ltd.	64,000	22,448
Healthway Medical Corp., Ltd.	438,750	26,780
HG Metal Manufacturing, Ltd.	38,000	2,631
Hi-P International, Ltd.	125,000	58,375
Hiap Seng Engineering, Ltd.	39,500	8,546
Ho Bee Investment, Ltd. (b)	143,000	113,249
Hong Fok Corp., Ltd.	122,000	38,081
Hong Leong Asia, Ltd.	50,000	60,254

Singapore—(Continued)
Hotel Grand Central, Ltd.	1,000	$537
Hotel Properties, Ltd.	98,000	131,397
HTL International Holdings, Ltd.	69,000	16,519
HupSteel, Ltd.	111,000	16,723
Hwa Hong Corp., Ltd.	88,000	29,531
Hyflux, Ltd. (b)	248,500	231,391
Indofood Agri Resources, Ltd. (a) (b)	153,000	148,981
Informatics Education, Ltd.	123,000	5,420
InnoTek, Ltd.	88,000	22,754
Jaya Holdings, Ltd.	154,000	55,942
JES International Holdings, Ltd. (a)	233,000	28,189
Jiutian Chemical Group, Ltd.	213,000	6,936
K1 Ventures, Ltd. (a)	483,000	28,366
Keppel Telecommunications & Transportation, Ltd.	67,000	57,354
LC Development, Ltd.	95,200	10,064
Li Heng Chemical Fibre Technologies, Ltd. (b)	309,000	29,368
Lion Asiapac, Ltd.	92,000	11,368
Manhattan Resources, Ltd.	83,000	60,595
Memstar Technology, Ltd.	142,000	6,257
Mercator Lines Singapore, Ltd.	70,000	6,241
Metro Holdings, Ltd.	199,600	101,002
MFS Technology, Ltd.	35,000	2,122
Midas Holdings, Ltd. (b)	370,000	93,924
MobileOne, Ltd.	170,000	328,584
Nam Cheong, Ltd.	212,000	21,234
Next-Generation Satellite Co.	421,000	3,578
NSL, Ltd.	15,000	15,262
Oceanus Group, Ltd. (b)	364,000	19,062
OKP Holdings, Ltd.	17,000	6,962
Orchard Parade Holdings, Ltd.	79,255	78,281
OSIM International, Ltd. (a)	109,000	96,931
Otto Marine, Ltd.	181,000	16,323
Pan Pacific Hotels Group, Ltd.	84,000	119,877
Pan-United Corp., Ltd.	68,000	23,074
Petra Foods, Ltd.	90,000	128,581
PSC Corp., Ltd.	19,000	2,773
QAF, Ltd.	91,492	40,951
Raffles Education Corp., Ltd. (b)	257,479	84,588
Raffles Medical Group, Ltd.	101,207	165,523
Riverstone Holdings, Ltd.	20,000	6,177
Rotary Engineering, Ltd.	71,000	31,459
Roxy-Pacific Holdings, Ltd.	106,000	31,925
Sapphire Corp., Ltd.	26,000	2,669
SBS Transit, Ltd.	11,500	15,204
SC Global Developments, Ltd.	115,000	87,680
Sim Lian Group, Ltd.	37,500	13,777
Sinarmas Land, Ltd.	814,000	125,161
Singapore Post, Ltd.	489,544	353,316
Singapore Reinsurance Corp., Ltd.	1,000	224
Sinostar PEC Holdings, Ltd. (a)	43,000	5,313
Sinotel Technologies, Ltd. (a)	128,000	10,783
Spice i2i, Ltd.	1,662,000	53,841
Stamford Land Corp., Ltd.	188,000	81,258
Sunningdale Tech, Ltd.	157,000	11,873
SunVic Chemical Holdings, Ltd. (b)	58,000	19,642
Super Coffeemix Manufacturing, Ltd. (b)	66,000	67,009

*See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
Swiber Holdings, Ltd. (a) (b)	141,000	$58,043
Swissco Holdings, Ltd. (a)	46,000	6,926
Tat Hong Holdings, Ltd.	107,000	72,681
Technics Oil & Gas, Ltd.	39,000	25,760
Thakral Corp., Ltd.	197,000	3,879
The Hour Glass, Ltd.	3,000	2,479
Tiger Airways Holdings, Ltd. (a) (b)	238,500	116,594
Tiong Woon Corp. Holding, Ltd.	37,000	6,142
Transcu Group, Ltd. (c)	388,000	14,982
Tuan Sing Holdings, Ltd. (b)	219,657	43,968
UMS Holdings, Ltd.	91,000	26,622
United Engineers, Ltd.	96,000	139,172
United Envirotech, Ltd.	94,000	23,522
United Fiber System, Ltd.	426,950	8,933
United Overseas Insurance, Ltd.	4,000	9,916
UOB-Kay Hian Holdings, Ltd. (b)	118,000	139,937
Venture Corp., Ltd.	30,000	143,728
WBL Corp, Ltd.	2,000	4,325
Wee Hur Holdings, Ltd.	72,000	14,987
Wheelock Properties S, Ltd.	104,000	121,127
Wing Tai Holdings, Ltd. (b)	209,000	152,633
Yongnam Holdings, Ltd.	388,000	68,964

		7,308,268

Spain—2.0%
Abengoa S.A. (b)	18,306	388,776
Almirall S.A. (a) (b)	33,385	229,545
Amper S.A.	8,248	17,695
Antena 3 de Television S.A. (b)	35,378	212,424
Azkoyen S.A. (a) (b)	1,608	2,352
Banco de Sabadell S.A. (b)	34,679	131,593
Banco de Valencia S.A. (b)	47,668	37,952
Banco Pastor S.A. (b)	58,591	253,083
Bankinter S.A. (b)	136,629	838,095
Baron de Ley (a)	1,446	81,628
Bolsas y Mercados Espanoles (b)	31,742	855,892
Caja de Ahorros del Mediterraneo (b)	14,621	23,897
Campofrio Alimentacion S.A. (b)	11,649	97,279
Cementos Portland Valderrivas S.A. (b)	7,045	62,183
Cie Automotive S.A. (a)	15,291	110,871
Codere S.A. (a)	7,310	57,672
Construcciones y Auxiliar de Ferrocarriles S.A.	858	429,109
Deoleo S.A. (b)	161,532	90,067
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,126	16,048
Distribuidora Internacional de Alimentacion S.A. (a)	72,242	326,813
Duro Felguera S.A.	44,406	290,886
Ebro Puleva S.A.	38,664	718,224
Elecnor S.A.	2,165	27,971
Ercros S.A. (a)	60,314	53,191
Faes Farma S.A. (Continuous Shares)	60,367	97,892
Fersa Energias Renovables S.A. (b)	3,971	3,656
Fluidra S.A.	8,412	20,787
Fomento de Construcciones y Contratas S.A. (b)	14,562	378,123

Spain—(Continued)
Gamesa Corp. Tecnologica S.A. (b)	57,359	$237,347
General de Alquiler de Maquinaria S.A. (a) (b)	3,636	1,792
Grifols S.A. (b)	41,382	696,296
Grupo Catalana Occidente S.A.	26,168	416,104
Grupo Empresarial Ence S.A. (b)	94,231	212,308
Grupo Ezentis S.A. (a)	61,530	20,745
Iberpapel Gestion S.A.	77	1,296
Immobiliaria Colonial S.A. (a)	10,263	30,455
Indra Sistemas S.A. (b)	42,586	540,977
Jazztel plc (a) (b)	81,151	391,972
La Seda de Barcelona S.A. (b)	1,701,904	112,569
Laboratorios Farmaceuticos Rovi S.A.	2,866	18,879
Mediaset Espana Comunicacion S.A. (b)	56,165	319,568
Melia Hotels International S.A. (b)	33,769	169,924
Miquel y Costas & Miquel S.A.	5,284	126,870
Natra S.A.	7,533	8,800
Natraceutical S.A. (a) (b)	55,038	11,109
NH Hoteles S.A. (b)	53,239	149,558
Obrascon Huarte Lain S.A.	20,932	525,489
Papeles y Cartones de Europa S.A.	15,147	48,975
Pescanova S.A. (b)	4,300	143,766
Prim S.A. (b)	3,013	15,633
Promotora de Informaciones S.A. (b)	108,971	122,368
Prosegur Cia de Seguridad S.A. (b)	8,913	389,841
Quabit Inmobiliaria S.A.	89,523	9,395
Realia Business S.A.	74,911	105,867
Renta Corp. Real Estate S.A.	1,182	1,553
Reyal Urbis S.A. (a)	5,483	3,414
Sacyr Vallehermoso S.A. (Rights Issue) (a) (b)	51,848	265,461
Service Point Solutions S.A.	38,109	11,244
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a) (b)	34,412	42,646
Solaria Energia y Medio Ambiente S.A. (a) (b)	19,439	24,240
Tecnicas Reunidas S.A. (b)	12,044	433,142
Telecomunicaciones y Energia (a)	13,592	24,683
Tubacex S.A. (b)	52,335	126,454
Tubos Reunidos S.A. (b)	52,975	105,356
Unipapel S.A.	5,653	87,617
Vidrala S.A.	9,644	232,344
Viscofan S.A.	16,225	603,762
Vocento S.A.	5,362	10,836
Vueling Airlines S.A.	3,389	16,959
Zeltia S.A. (b)	53,143	118,122

		12,789,440

Sweden—3.4%
AarhusKarlshamn AB	12,245	354,537
Acando AB	32,257	68,049
Active Biotech AB (a) (b)	18,241	58,603
AddNode AB	1,849	7,460
AddTech AB	7,098	161,917
AF AB	19,056	307,001
Alliance Oil Co., Ltd. (a) (b)	19,422	241,731
Arise Windpower AB (a)	1,870	9,109
Atrium Ljungberg AB	3,504	37,311
Avanza Bank Holding AB	7,708	184,216

*See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Axfood AB	11,044	$407,153
Axis Communications AB	20,453	411,814
B&B Tools AB	9,673	84,028
BE Group AB	10,981	31,923
Beijer AB G&L	2,929	93,037
Beijer Alma AB	9,053	149,963
Beijer Electronics AB	2,919	25,762
Betsson AB (a)	11,008	241,881
Bilia AB	8,265	116,253
Billerud AB	52,200	442,143
BioGaia AB (a)	5,910	140,088
Biolnvent International AB (a)	11,992	28,044
Biotage AB (a)	9,068	6,857
Bjoern Borg AB	3,581	18,333
Bure Equity AB	31,168	72,483
Castellum AB	67,108	830,424
CDON Group AB (a)	21,752	119,286
Cision AB	1,525	8,197
Clas Ohlson AB (b)	12,305	143,705
Concentric AB (a)	22,481	130,327
Concordia Maritime AB	4,217	7,938
Connecta AB	1,730	18,990
CyberCom Group Europe AB (a)	726	1,055
Diamyd Medical AB (a)	4,923	6,407
Duni AB	16,128	126,588
East Capital Explorer AB (a)	7,088	55,388
Elekta AB	30,405	1,316,160
Enea AB (a)	3,097	13,059
Eniro AB (b)	24,878	41,231
Etrion Corp. (a) (b)	21,649	10,218
Fabege AB	62,232	487,603
Fagerhult AB	1,178	27,271
Fastighets AB Balder	18,476	67,953
Fenix Outdoor AB	357	7,945
Gunnebo AB	16,625	58,020
Hakon Invest AB	23,102	322,698
Haldex AB	28,206	103,212
Hexpol AB (b)	7,983	234,143
HIQ International AB	20,802	87,494
HMS Networks AB	709	9,768
Hoganas AB	11,519	355,572
Holmen AB (Series B)	26,211	752,956
Hufvudstaden AB	15,492	157,752
Husqvarna AB (Series A)	2,736	12,576
Husqvarna AB (Series B)	68,511	315,111
Industrial & Financial Systems	11,624	148,736
Indutrade AB	5,365	142,468
Intrum Justitia AB	32,031	500,718
JM AB	35,928	581,903
KappAhl Holding AB (b)	21,043	18,344
Karo Bio AB (a)	21,346	4,590
Klovern AB	22,837	85,740
KNOW IT AB (b)	5,919	40,877
Kungsleden AB	60,327	402,464
Lagercrantz AB	3,173	19,744
Lindab International AB	22,825	123,991
Loomis AB	26,979	387,791

Sweden—(Continued)
Lundin Petroleum AB (a)	61,778	$1,517,154
Meda AB	74,696	776,018
Medivir AB (a)	8,205	79,237
Mekonomen AB	7,015	229,487
Micronic Laser Systems AB (a)	41,734	72,518
MQ Holding AB	7,348	22,116
NCC AB	2,849	50,312
NCC AB (Series B)	35,132	617,502
Net Entertainment NE AB	11,694	108,804
Net Insight AB (a)	90,019	26,802
New Wave Group AB (b)	17,962	59,794
Nibe Industrier AB	39,620	584,716
Nobia AB (b)	60,813	215,722
Nolato AB	8,387	61,842
Nordic Mines AB (a)	2,720	25,589
Nordnet AB	34,186	77,536
ORC Software AB	6,462	80,548
Orexo AB (a)	4,400	17,704
Oriflame Cosmetics S.A. (b)	11,008	346,785
PA Resources AB (a) (b)	225,108	69,228
Peab AB	69,554	346,743
Pricer AB	36,351	60,243
Proact IT Group AB	2,280	52,390
Proffice AB (a)	32,500	101,594
RaySearch Laboratories AB	612	1,286
ReadSoft AB (a)	3,975	10,802
Rederi AB Transatlantic	6,507	8,661
Rezidor Hotel Group AB	35,478	113,619
rnb Retail and Brands AB (b)	29,440	11,471
Saab AB	26,504	547,762
Sagax AB	1,051	25,219
SAS AB (a) (b)	62,080	72,039
Seco Tools	8,553	126,354
Sectra AB	2,471	19,037
Securitas AB	18,508	159,693
SkiStar AB	10,439	124,105
SSAB AB (Series A) (b)	42,402	371,508
SSAB AB (Series B)	12,520	95,584
Studsvik AB	3,095	14,312
Sweco AB	15,485	129,467
Swedish Orphan Biovitrum AB (a)	60,663	133,167
Systemair AB	3,568	42,938
TradeDoubler AB	12,116	47,917
Trelleborg AB	116,568	1,010,648
Unibet Group plc	13,237	305,107
Vitrolife AB	5,414	35,214
Wallenstam AB	37,677	347,815
Wihlborgs Fastigheter AB	25,814	340,764

		21,680,982

Switzerland—5.0%
Acino Holding AG	1,856	199,137
Advanced Digital Broadcast Holdings S.A. (a)	557	4,900
Affichage Holding Genf	261	37,870
AFG Arbonia-Forster Holding	6,216	116,632
Allreal Holding AG	5,325	775,178

*See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Aryzta AG	32,881	$1,589,358
Ascom Holding AG	11,678	104,299
Austriamicrosystems AG (a)	5,826	238,560
Autoneum Holding AG (a)	1,012	52,745
Bachem Holding AG	1,755	60,720
Baloise Holdings AG	1,153	78,872
Bank Coop AG	2,984	198,882
Bank Sarasin & Cie AG	15,300	447,479
Banque Cantonale de Geneve	115	24,040
Banque Cantonale Vaudoise	2,140	1,039,090
Banque Privee Edmond de Rothschild S.A.	3	76,817
Barry Callebaut AG	473	466,395
Basilea Pharmaceutica, Ltd. (a)	3,505	132,934
Belimo Holding AG	186	335,838
Bell Holding AG	60	112,752
Bellevue Group AG	2,584	38,143
Berner Kantonalbank AG (b)	1,758	467,072
BKW S.A. (a)	6,162	239,553
Bobst Group AG	4,818	119,735
Bossard Holding AG	820	89,013
Bucher Industries AG	2,634	461,051
Burckhardt Compression Holding AG	1,496	373,446
Carlo Gavazzi Holding AG	25	4,769
Centralschweizerische Kraftwerke AG	240	84,185
Cham Paper Holding AG	99	16,581
Charles Voegele Holding AG	4,263	83,374
Cicor Technologies (a)	298	10,740
Clariant AG	60,405	593,818
Coltene Holding AG	958	32,529
Compagnie Financiere Tradition S.A.	826	61,659
Conzzeta AG	29	55,630
Cytos Biotechnology AG (a)	2,344	4,877
Daetwyler Holding AG	2,718	161,025
Dufry AG (a)	7,677	705,123
EFG International AG (b)	23,287	175,770
Emmi AG	1,101	228,518
EMS-Chemie Holding AG	2,073	351,536
Energiedienst Holding AG	2,585	132,317
Flughafen Zuerich AG	1,613	560,671
Forbo Holding AG	1,023	535,764
Galenica AG (b)	2,405	1,406,817
GAM Holding, Ltd.	92,600	1,002,522
Gategroup Holding AG (a)	11,638	281,619
Georg Fischer AG (a)	2,283	781,070
Gottex Fund Management Holdings, Ltd.	1,827	5,053
Gurit Holding AG	212	92,049
Helvetia Holding AG	2,469	776,466
Huber & Suhner AG	5,591	235,477
Implenia AG (a)	5,308	133,890
Inficon Holding AG	613	100,659
Interroll Holding AG	200	59,320
Intershop Holding AG	464	158,334
Jungfraubahn Holding AG	12	714
Kaba Holding AG	1,057	369,390
Kardex AG	1,706	21,740
Komax Holding AG	1,383	101,390
Kudelski S.A. (b)	18,698	169,002

Switzerland—(Continued)
Kuoni Reisen Holding AG	1,892	$453,459
LEM Holding S.A.	273	112,099
Liechtensteinische Landesbank AG	2,166	95,638
LifeWatch AG (a)	4,907	23,025
Logitech International S.A. (a) (b)	72,581	567,584
Lonza Group AG	21,062	1,241,638
Luzerner Kantonalbank AG	1,133	376,798
Metall Zug AG	55	216,512
Meyer Burger Technology AG (a) (b)	14,182	222,147
Micronas Semiconductor Holding AG	14,106	93,946
Mikron Holding AG (a)	474	2,674
Mobilezone Holding AG	11,538	116,803
Mobimo Holding AG (a)	2,365	524,020
Myriad Group AG (a)	4,101	16,620
Nobel Biocare Holding AG	57,298	665,250
OC Oerlikon Corp. AG (a)	101,100	540,130
Orascom Development Holding AG (a)	1,210	18,515
Orell Fuessli Holding AG	428	48,323
Orior AG (a)	903	46,701
Panalpina Welttransport Holding AG	5,392	551,451
Partners Group Holding AG	4,548	793,688
Petroplus Holdings AG (b)	31,452	58,314
Phoenix Mecano AG	252	131,684
Precious Woods Holding AG (a)	752	7,803
PSP Swiss Property AG	2,635	220,498
PubliGroupe AG	677	92,359
Rieter Holding AG	1,012	151,704
Romande Energie Holding S.A.	120	153,415
Schaffner Holding AG	238	58,125
Schmolz & Bickenback AG	19,416	110,799
Schweiter Technologies AG	381	204,781
Schweizerische National-Versicherungs-Gesellschaft	7,291	250,987
Siegfried Holding AG	1,345	128,581
St. Galler Kantonalbank	1,176	443,948
Straumann Holding AG	2,708	468,013
Sulzer AG	335	35,715
Swiss Life Holding AG (a)	9,309	852,745
Swisslog Holding AG (a)	139,223	102,439
Swissquote Group Holding S.A.	5,895	207,383
Tamedia AG	651	80,885
Tecan Group AG	4,632	313,481
Temenos Group AG (a) (b)	30,376	495,992
Tornos S.A.	2,209	19,411
U-Blox AG (a)	2,110	92,406
Uster Technologies AG (a)	1,079	47,418
Valiant Holding	7,115	902,002
Valora Holding AG	1,426	298,423
Vaudoise Assurances Holding S.A.	446	125,497
Verwaltungs-und Privat-Bank AG	2,343	207,413
Vetropack Holding AG	115	201,058
Von Roll Holding AG (b)	24,766	67,500
Vontobel Holding AG	11,662	261,141
VZ Holding AG	490	50,442
Walliser Kantonalbank	96	81,705
Walter Meier AG	227	50,110
Ypsomed Holding AG (a)	2,012	117,829

*See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Zehnder Group AG	4,828	$264,286
Zueblin Immobilien Holding AG (a)	3,362	8,593
Zuger Kantonalbank AG	22	118,232

		31,585,047

United Kingdom—19.2%
4imprint Group plc	918	3,302
888 Holdings plc (a) (b)	27,531	18,381
A.G. BARR plc	10,926	205,848
Aberdeen Asset Management plc	342,028	1,122,469
Acal plc	9,528	25,520
Aegis Group plc	304,900	681,178
Afren plc (a)	402,981	535,410
African Barrick Gold plc	20,877	148,441
Aga Rangemaster Group plc	10,039	11,051
Air Partner plc	992	4,842
Allied Gold, Ltd. (a) (b)	51,653	114,483
Alterian plc (a)	16,484	28,047
Amlin plc	302,061	1,468,193
Anglo Pacific Group plc	29,836	127,983
Anglo-Eastern Plantations plc	3,660	38,865
Anite plc	99,997	144,553
Arena Leisure plc	56,506	33,125
Ashmore Group plc	69,220	357,693
Ashtead Group plc	288,080	1,005,934
Atkins WS plc	76,087	730,379
Aveva Group plc	36,046	799,652
Avon Rubber plc	8,145	39,790
Babcock International Group plc	160,184	1,822,979
Balfour Beatty plc	331,723	1,359,239
Barratt Developments plc (a)	470,342	675,439
BBA Avation plc	267,147	736,082
Beazley plc	386,682	804,622
Bellway plc	62,323	689,058
Berendsen plc	106,561	718,838
Berkeley Group Holdings plc	70,062	1,387,118
Bioquell plc (a)	5,000	8,389
Bloomsbury Publishing plc	30,485	46,641
Bodycote plc	80,170	326,128
Booker Group plc	230,518	264,572
Bovis Homes Group plc	71,186	484,319
Braemar Shipping Services plc	2,759	12,721
Brammer plc	23,790	88,866
Brewin Dolphin Holdings plc	122,053	259,002
British Polythene Industries	5,253	27,774
Britvic plc	127,895	637,973
BTG plc (a) (b)	127,765	620,667
Bunzl plc	56,642	775,327
Bwin.Party Digital Entertainment plc (a)	238,112	604,112
Cable & Wireless Communications plc (b)	976,637	578,192
Cable & Wireless Worldwide plc	264,550	66,535
Cadogan Petroleum plc (a)	10,341	3,979
Camellia plc	24	3,715
Cape plc	57,741	293,286
Capital & Counties Properties plc	107,134	306,858
Capital & Regional plc (a)	37,528	18,498

United Kingdom—(Continued)
Carclo plc	8,584	$38,715
Carillion plc	238,276	1,108,860
Carpetright plc (b)	22,006	163,992
Catlin Group, Ltd.	266,277	1,643,505
Centamin plc (a)	155,705	199,000
Centaur Media plc	92,526	47,598
Charles Stanley Group plc	548	2,276
Charles Taylor Consulting plc	428	845
Charter International plc (b)	66,723	979,148
Chemring Group plc (b)	98,395	610,568
Chesnara plc	35,428	96,557
Chime Communications plc	12,467	33,085
Cineworld Group plc	35,498	113,137
Clarkson plc	1,300	23,170
Close Brothers Group plc	98,159	941,536
Cobham plc	305,743	867,830
Collins Stewart plc	60,189	80,860
Colt Telecom Group S.A. (a)	208,005	294,277
Computacenter plc	54,448	282,825
Consort Medical plc	18,608	155,721
Cookson Group plc	143,370	1,126,109
Corin Group plc	16,154	10,594
Costain Group plc (b)	8,019	23,003
Cranswick plc	23,532	270,692
Creston plc	3,500	3,833
Croda International	78,047	2,184,302
CSR plc (a)	92,553	263,073
Daily Mail & General Trust	156,527	968,793
Dairy Crest Group plc	83,632	435,464
De La Rue plc	46,712	645,599
Debenhams plc (b)	788,181	716,245
Dechra Pharmaceuticals plc	23,719	191,008
Development Securities plc	42,413	98,812
Devro plc	79,628	318,325
Dialight plc	14,199	154,120
Dignity plc	29,698	377,956
Diploma plc	66,306	348,864
Dixons Retail plc (a)	1,802,379	274,526
Domino Printing Sciences	70,471	559,892
Domino’s Pizza UK & IRL plc (b)	45,241	282,079
Drax Group plc	161,394	1,365,922
DS Smith plc	223,127	683,548
DTZ Holdings plc (a)	6,724	727
Dunelm Group plc	11,505	77,311
E2V Technologies plc	45,297	74,196
easyJet plc (a) (b)	101,939	621,109
Electrocomponents plc (b)	176,948	515,063
Elementis plc	253,691	538,376
EnQuest plc (a)	239,821	343,165
EnQuest plc (SEK) (a)	86,759	127,950
Enterprise Inns plc	222,399	96,458
Euromoney Institutional Investor plc	16,589	160,989
Exillon Energy plc (a) (b)	14,549	56,635
F&C Asset Management plc (b)	294,159	298,727
Fenner plc	97,479	603,600
Ferrexpo plc	57,808	240,876

*See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Fiberweb plc	62,591	$51,940
Fidessa Group plc	19,095	447,376
Filtrona plc	129,023	759,843
Findel plc (a)	140,049	7,827
FirstGroup plc	199,516	1,044,035
Fortune Oil plc (a)	266,728	49,696
French Connection Group plc	17,221	10,599
Fuller, Smith & Turner plc	2,530	28,275
Galliford Try plc (b)	35,711	263,214
Game Group plc (b)	141,990	16,558
Gem Diamonds, Ltd.	54,840	164,906
Genus plc	36,981	597,605
GlobeOp Financial Services S.A.	2,304	10,198
Go-Ahead Group plc	16,357	349,548
Greene King plc	105,287	794,308
Greggs plc	54,722	429,928
Halfords Group plc	110,865	497,233
Halma plc	198,998	1,018,035
Hansard Global plc	6,197	14,982
Hardy Oil & Gas plc	14,946	33,929
Hardy Underwriting Bermuda, Ltd.	10,474	30,906
Hargreaves Lansdown plc	121,563	809,745
Hays plc	644,027	638,328
Headlam Group plc	56,842	225,098
Helical Bar plc	58,938	169,953
Helphire plc	40,476	1,240
Henderson Group plc	485,556	768,387
Heritage Oil plc (a) (b)	105,352	313,653
Hikma Pharmaceuticals plc	82,141	788,756
Hill & Smith Holdings plc	32,146	124,606
Hilton Food Group, Ltd.	200	870
Hiscox, Ltd.	228,631	1,322,711
HMV Group plc (b)	209,159	11,281
Hochschild Mining plc	57,599	344,318
Hogg Robinson Group plc	63,389	56,010
Home Retail Group plc	305,023	393,694
Homeserve plc	170,640	757,491
Hornby plc	1,884	3,935
Howden Joinery Group plc (a)	345,962	538,766
Hunting plc	54,115	627,332
Huntsworth plc	11,348	6,268
Hyder Consulting plc	15,837	89,820
IG Group Holdings plc	146,431	1,084,064
Imagination Technologies Group plc (a)	65,593	556,764
IMI plc	591	6,942
Inchcape plc (a)	216,462	981,492
Informa plc	293,165	1,639,222
Inmarsat plc	110,818	693,991
Innovation Group plc (a)	445,111	139,926
Intermediate Capital Group plc	56,516	200,066
International Ferro Metals, Ltd.	82,765	24,091
International Personal Finance plc	167,310	444,981
Interserve plc	82,100	408,684
Invensys plc	35,068	114,386
Investec plc	33,163	173,966
IP Group plc (a)	76,517	92,954
ITE Group plc	103,073	325,659

United Kingdom—(Continued)
James Fisher & Sons plc	14,603	$115,309
Jardine Lloyd Thompson Group plc (b)	80,781	864,422
JD Sports Fashion plc	9,241	89,506
JD Wetherspoon plc	57,847	372,828
JJB Sports plc (a) (b)	14,374	1,200
JKX Oil & Gas plc	42,658	90,022
John Menzies plc	9,125	75,127
John Wood Group plc	140,393	1,391,242
Johnston Press plc (b)	182,050	17,671
Jupiter Fund Management plc	13,599	45,667
Kcom Group plc	394,746	428,427
Keller Group plc	22,966	94,975
Kesa Electricals plc (b)	187,888	195,980
Kier Group plc	14,529	306,109
Kofax plc	13,418	49,110
Ladbrokes plc (b)	533,684	1,076,702
Laird plc	124,654	297,494
Lamprell plc	113,934	473,929
Lancashire Holdings, Ltd.	51,046	573,993
Latchways plc	918	15,723
Lavendon Group plc	33,099	44,790
Logica plc	784,009	749,738
London Stock Exchange Group plc	62,061	765,331
Lonmin plc	32,811	496,488
Lookers plc	114,575	90,320
Low & Bonar plc	25,797	16,012
LSL Property Services plc	1,300	4,895
Marshalls plc	57,555	80,901
Marston’s plc	303,458	431,378
Mcbride plc	112,043	194,917
Mears Group plc	41,487	141,551
Mecom Group plc (a)	27,668	88,193
Meggitt plc	422,113	2,310,647
Melrose plc (b)	164,930	869,679
Melrose Resources plc	23,085	42,271
Michael Page International plc (b)	131,245	708,752
Micro Focus International plc	77,595	465,325
Millennium & Copthorne Hotels plc	87,881	553,892
Misys plc	218,278	784,976
Mitchells & Butlers plc	110,356	400,412
Mitie Group (b)	176,827	665,689
Mondi plc	184,306	1,300,979
Moneysupermarket.com Group plc	118,307	192,596
Morgan Crucible Co.	171,398	696,728
Morgan Sindall plc	11,306	104,233
Mothercare plc (b)	53,760	138,480
Mouchel Group plc	32,678	2,744
N. Brown Group plc	90,464	326,716
Namakwa Diamonds, Ltd. (a)	9,591	1,162
National Express Group plc	318,383	1,099,680
NCC Group plc	6,969	90,350
New World Resources plc	638	4,377
Northgate plc	46,526	138,573
Novae Group plc	15,368	80,334
Optos plc (a)	18,011	61,097
Oxford Biomedica plc (a)	67,707	3,681
Oxford Instruments plc	23,247	342,308

*See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Pace plc (b)	116,158	$129,380
PayPoint plc	21,139	181,259
Pendragon plc (a)	219,844	25,955
Pennon Group plc (b)	145,591	1,613,890
Persimmon plc	199,016	1,447,156
Petropavlovsk plc (b)	81,003	769,825
Pheonix Group Holdings plc	5,947	48,448
Phoenix IT Group, Ltd.	21,830	54,593
Photo-Me International plc	13,007	9,799
Premier Farnell plc (b)	194,041	540,609
Premier Foods plc (b)	876,465	78,791
Premier Oil plc (a)	197,160	1,107,094
Provident Financial plc (b)	72,330	1,056,385
Psion plc	46,835	31,901
Punch Taverns plc	291,265	45,217
PV Crystalox Solar plc (a)	147,211	9,997
PZ Cussons plc	133,219	723,863
QinetiQ plc	327,010	671,980
Quintain Estates & Development plc (a)	185,241	108,405
Rathbone Brothers	24,973	410,895
Raven Russia, Ltd.	33,664	27,126
REA Holdings plc	1,120	9,913
Redrow plc	145,458	255,727
Regus plc	345,313	451,069
Renishaw plc (b)	21,312	331,366
Renold plc (a)	24,931	10,151
Renovo Group plc	13,825	3,568
Rentokil Initial plc	807,754	782,915
Restaurant Group plc	107,334	495,430
Ricardo plc	5,964	34,241
Rightmove plc	51,550	993,485
RM plc	49,467	44,940
Robert Walters plc	16,165	40,676
Robert Wiseman Dairies plc (b)	17,833	70,985
Rotork plc	46,393	1,385,991
RPC Group plc (b)	82,271	457,300
RPS Group plc	97,364	271,491
Safestore Holdings plc	40,488	62,745
Salamander Energy plc (a)	82,296	257,976
Savills plc	68,777	349,647
SDL plc (a)	44,388	458,413
Senior plc	201,675	533,980
Severfield-Rowen plc	30,236	78,183
Shanks Group plc	246,393	346,976
SIG plc	278,522	361,760
Smiths News plc	49,330	62,724
Soco International plc (a)	102,050	461,761
Spectris plc	75,025	1,496,904
Speedy Hire plc	123,951	38,484
Spirax-Sarco Engineering plc	42,679	1,237,177
Spirent Communications plc	280,760	512,446
Spirit Pub Co. plc (a)	291,265	193,135
Sportech plc (a)	6,604	4,460
Sports Direct International plc	48,604	160,722
St. Modwen Properties plc	82,945	145,293
St. James’s Place plc (b)	87,109	438,303
Stagecoach Group plc	200,132	842,135

United Kingdom—(Continued)
SThree plc	36,383	$127,583
Synergy Health plc	26,996	354,318
T. Clarke plc	1,419	909
TalkTalk Telecom Group plc (a) (b)	176,310	370,242
Talvivaara Mining Co. plc (a)	13,241	41,075
Tate & Lyle plc	139,044	1,518,708
Taylor Wimpey plc (a)	1,648,812	959,007
Ted Baker plc	3,260	32,802
Telecity Group plc (a)	45,378	454,670
Telecom Plus plc	19,156	229,672
The Vitec Group plc	8,632	74,451
Thomas Cook Group plc (b)	367,921	83,905
Thorntons plc	42,472	13,197
Topps Tiles plc	106,295	43,742
Torotrak plc (a)	15,625	8,614
Travis Perkins plc	125,434	1,542,829
Tribal Group plc	14,405	9,678
Trinity Mirror plc	132,522	98,816
TT electronics plc	95,954	200,421
TUI Travel plc (b)	102,576	263,335
Tullett Prebon plc	133,791	558,853
UK Coal plc (a)	102,884	45,538
UK Mail Group plc	1,868	6,140
Ultra Electronics Holdings plc	12,832	294,373
Umeco plc	11,175	62,123
Unite Group plc (a)	128,010	333,046
United Business Media, Ltd.	130,376	963,383
UTV Media plc	54,341	77,970
Vectura Group plc (a)	199,135	173,909
Victrex plc	43,917	744,415
Vislink plc	37,188	11,988
Volex Group plc (a)	14,043	56,636
WH Smith plc (b)	85,603	705,143
William Hill plc	427,789	1,344,445
Wincanton plc	67,693	65,625
Wolfson Microelectronics plc (a)	84,440	171,829
WSP Group plc	21,420	68,371
Xaar plc	19,169	72,185
Xchanging plc	127,657	128,325
XP Power, Ltd. (b)	2,471	35,862
Yell Group plc (a) (b)	1,399,802	114,807
Yule Catto & Co. plc	154,465	392,727

		122,204,243

Total Common Stock (Identified Cost $606,940,646)		629,552,334

Rights—0.0%

Australia—0.0%
AJ Lucas Group, Ltd. (a)	11,948	0
Metminco, Ltd. (a)	5,816	0
Newsat, Ltd. (a)	7,046	0

		0

*See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Rights—(Continued)

Security Description	Shares	Value*

Italy—0.0%
Juventus Football Club S.p.A. (a)	29,487	$3,882

Total Rights (Identified Cost $11,694)		3,882

Warrants—0.0%

Australia—0.0%
Industrial Minerals Corp., Ltd., expires 06/08/13, strike AUD 0.35 (a)	3,077	44

Canada—0.0%
Compton Petroleum Corp., expires 08/23/14, strike CAD 11.92 (a)	694	1,365
Duluth Metals, Ltd. (a) (b)	933	413

		1,778

Hong Kong—0.0%
Allied Properties HK, Ltd., expires 06/13/16, strike HKD 2.00 (a)	354,804	6,396

Singapore—0.0%
AFP Properties, Ltd., expires 11/18/15, strike SGD 0.10 (a)	186,223	12,943
Transcu Group, Ltd., expires 09/01/13, strike SGD 0.04 (a) (c)	97,000	1,498

		14,441

Total Warrants (Identified Cost $110,759)		22,659

Short Term Investments—20.2%
Security Description	Shares/Par Amount	Value*

United States—20.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $1,772,002 on 01/03/12, collateralized by $1,775,000 U.S. Treasury Note at 1.000% due 01/15/14 with a value of $1,808,757	$1,772,000	1,772,000
State Street Navigator Securities Lending Prime Portfolio (d)	126,744,955	126,744,955

Total Short Term Investments (Identified Cost $128,516,955)		128,516,955

Total Investments—119.3% (Identified Cost $735,580,054) (e)		758,095,830
Liabilities in excess of other assets		(122,469,054)

Net Assets—100.0%		$635,626,776

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $122,352,707 and the collateral received consisted of cash in the amount of $126,744,955 and non-cash collateral with a value of $1,560,927. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $742,398,866. The aggregate unrealized appreciation and depreciation of investments was $111,282,410 and $(95,585,446), respectively, resulting in net unrealized appreciation of $15,696,964 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(HKD)—	Hong Kong Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of December 31, 2011 (Unaudited)	% of Net Assets
Metals & Mining	6.2%
Machinery	5.5%
Oil, Gas & Consumable Fuels	5.1%
Commercial Banks	4.9%
Construction & Engineering	4.3%
Food Products	3.7%
Media	3.6%
Hotels, Restaurants & Leisure	3.4%
Chemicals	3.2%
Commercial Services & Supplies	3.1%

*See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$298,929	$42,946,625	$—	$43,245,554
Austria	1,906	4,854,421	—	4,856,327
Belgium	65	6,495,948	23	6,496,036
Canada	76,618,572	—	—	76,618,572
Denmark	—	6,411,014	—	6,411,014
Finland	—	14,114,068	—	14,114,068
France	92,729	22,633,495	—	22,726,224
Germany	—	28,549,432	—	28,549,432
Greece	6,876	4,373,610	—	4,380,486
Hong Kong	577,453	12,974,562	33,868	13,585,883
Ireland	—	6,481,914	—	6,481,914
Israel	32,832	4,975,587	—	5,008,419
Italy	—	16,337,222	3,228	16,340,450
Japan	24,509	158,214,125	79,594	158,318,228
Netherlands	—	11,479,665	—	11,479,665
New Zealand	12,384	5,461,366	—	5,473,750
Norway	7,080	6,996,281	—	7,003,361
Portugal	—	2,894,971	—	2,894,971
Singapore	258,447	7,034,839	14,982	7,308,268
Spain	23,897	12,765,543	—	12,789,440
Sweden	—	21,680,982	—	21,680,982
Switzerland	239,553	31,345,494	—	31,585,047
United Kingdom	9,116	122,195,127	—	122,204,243
Total Common Stock	78,204,348	551,216,291	131,695	629,552,334
Rights
Australia	—	—	—	—
Italy	3,882	—	—	3,882
Total Rights	3,882	—	—	3,882
Warrants
Australia	44	—	—	44
Canada	1,778	—	—	1,778
Hong Kong	6,396	—	—	6,396
Singapore	12,943	—	1,498	14,441
Total Warrants	21,161	—	1,498	22,659
Short Term Investments
United States	126,744,955	1,772,000	—	128,516,955
Total Investments	$204,974,346	$552,988,291	$133,193	$758,095,830

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Warrants	Total
Balance as of December 31, 2010	$311,176	$0	$311,176
Transfers into level 3	302,271	0	302,271
Transfers out of level 3	(184,954)	0	(184,954)
Accrued discounts/premiums	0	0	0
Realized loss	(160,859)	0	(160,859)
Change in unrealized appreciation (depreciation)	(83,050)	1,498	(81,552)
Security purchases	4,617	0	4,617
Security sales	(57,506)	0	(57,506)
Balance as of December 31, 2011	$131,695	$1,498	$133,193

The change in unrealized depreciation on investments held at December 31, 2011 was $(167,853). Common stock transfers into level 3 were due to due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs. Common stock transfers out of level 3 were due to the resumption of trading of halted securities which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$758,095,830
Cash		137
Cash denominated in foreign currencies (c)		3,618,093
Receivable for:
Securities sold		1,307,311
Fund shares sold		262,465
Interest and dividends		975,415
Foreign taxes		148,829

Total Assets		764,408,080
Liabilities
Payable for:
Securities purchased	$1,274,245
Fund shares redeemed	15,954
Foreign taxes	79,572
Collateral for securities loaned	126,744,955
Accrued expenses:
Management fees	433,112
Distribution and service fees	11,959
Deferred directors’ fees	24,731
Other expenses	196,776

Total Liabilities		128,781,304

Net Assets		$635,626,776

Net assets consists of:
Paid in surplus		$536,212,549
Undistributed net investment income		10,466,994
Accumulated net realized gains		66,414,352
Unrealized appreciation on investments and foreign currency transactions		22,532,881

Net Assets		$635,626,776

Net Assets
Class A		$578,927,079
Class B		56,699,697
Capital Shares (Authorized) Outstanding
Class A (65,000,000)		43,686,981
Class B (7,500,000)		4,295,577
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.25
Class B		13.20

(a)	Identified cost of investments was $735,580,054.
(b)	Includes securities on loan with a value of $122,352,707.
(c)	Identified cost of cash denominated in foreign currencies was $3,591,006.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$18,712,171
Interest (b)		1,392,925

		20,105,096
Expenses
Management fees	$5,590,839
Distribution and service fees—Class B	139,886
Directors’ fees and expenses	50,558
Custodian and accounting	1,268,805
Audit and tax services	48,178
Legal	8,008
Shareholder reporting	49,104
Insurance	6,623
Miscellaneous	59,316

Total expenses		7,221,317

Net Investment Income		12,883,779

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	72,442,547
Futures contracts	1,780,737
Foreign currency transactions	(115,920)	74,107,364

Net change in unrealized depreciation on:
Investments	(194,919,113)
Foreign currency transactions	(51,689)	(194,970,802)

Net realized and unrealized loss		(120,863,438)

Net Decrease in Net Assets From Operations		$(107,979,659)

(a)	Net of foreign taxes of $1,384,366.
(b)	Includes net income on securities loaned of $1,373,570.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,883,779	$7,813,272
Net realized gain	74,107,364	28,934,441
Net change in unrealized appreciation (depreciation)	(194,970,802)	91,618,611

Increase (decrease) in net assets from operations	(107,979,659)	128,366,324

From Distributions to Shareholders
Net investment income
Class A	(14,768,872)	(7,986,595)
Class B	(1,094,753)	(376,630)

	(15,863,625)	(8,363,225)

Net realized capital gain
Class A	(25,251,376)	(26,320,195)
Class B	(2,087,749)	(1,432,601)

	(27,339,125)	(27,752,796)

Total distributions	(43,202,750)	(36,116,021)

Increase in net assets from capital share transactions	46,182,831	178,904,067

Total increase (decrease) in net assets	(104,999,578)	271,154,370

Net Assets
Beginning of the period	740,626,354	469,471,984

End of the period	$635,626,776	$740,626,354

Undistributed Net Investment Income
End of the period	$10,466,994	$6,003,592

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	7,858,459	$118,884,468	10,282,553	$150,336,229
Reinvestments	2,397,858	40,020,248	2,314,898	34,306,790
Redemptions	(8,351,736)	(139,091,038)	(1,678,937)	(23,378,029)

Net increase	1,904,581	$19,813,678	10,918,514	$161,264,990

Class B
Sales	2,279,389	$35,623,786	1,708,820	$24,924,000
Reinvestments	191,141	3,182,502	122,328	1,809,231
Redemptions	(798,834)	(12,437,135)	(639,590)	(9,094,154)

Net increase	1,671,696	$26,369,153	1,191,558	$17,639,077

Increase derived from capital share transactions		$46,182,831		$178,904,067

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$16.68	$14.54	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.29	0.20	0.20	0.00	(c)
Net realized and unrealized gain (loss) on investments	(2.77)	3.00	4.18	0.16

Total from investment operations	(2.48)	3.20	4.38	0.16

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	0.00	0.00
Distributions from net realized capital gains	(0.60)	(0.81)	0.00	0.00

Total distributions	(0.95)	(1.06)	0.00	0.00

Net Asset Value, End of Period	$13.25	$16.68	$14.54	$10.16

Total Return (%)	(16.08)	22.93	43.11	1.60	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.00	1.26	(f)
Net ratio of expenses to average net assets (%) (d)	N/A	1.01	1.00	1.15	(f)
Ratio of net investment income to average net assets (%)	1.86	1.38	1.65	0.30	(f)
Portfolio turnover rate (%)	25	13	26	4	(f)
Net assets, end of period (in millions)	$578.93	$697.01	$448.71	$351.47

	Class B
	Year ended December 31,
	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$ 16.62	$14.50	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.26	0.16	0.11	0.00	(c)
Net realized and unrealized gain (loss) on investments	(2.77)	2.98	4.23	0.16

Total from investment operations	(2.51)	3.14	4.34	0.16

Less Distributions
Distributions from net investment income	(0.31)	(0.21)	0.00	0.00
Distributions from net realized capital gains	(0.60)	(0.81)	0.00	0.00

Total distributions	(0.91)	(1.02)	0.00	0.00

Net Asset Value, End of Period	$ 13.20	$16.62	$14.50	$10.16

Total Return (%)	(16.25)	22.59	42.72	1.60	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.27	1.26	1.25	1.51	(f)
Net ratio of expenses to average net assets (%) (d)	N/A	1.26	1.25	1.40	(f)
Ratio of net investment income to average net assets (%)	1.69	1.12	0.81	0.52	(f)
Portfolio turnover rate (%)	25	13	26	4	(f)
Net assets, end of period (in millions)	$ 56.70	$43.62	$20.76	$0.22

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net investment income for the period was less than $0.01.
(d)	Net ratio of expenses to average net assets includes the effect of a previous expense limitation agreement which expired in 2010.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-45

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-46

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-47

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

MSF-48

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per Annum	Average Daily Net Assets
$5,590,839	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$186,916,516	$0	$173,302,599

MSF-49

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 20 through April 28, 2011, the Portfolio bought and closed $93,190,413 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contacts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $1,780,737 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$20,596,280	$27,421,958	$22,606,470	$8,694,063	$—	$—	$43,202,750	$36,116,021

MSF-50

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,489,114	$59,236,994	$15,712,852	$—	$—	$99,438,960

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

MSF-51

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-52

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Dimensional International Small Company Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011 the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-53

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-54

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-55

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-56

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-57

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-58

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-59

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-60

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-61

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-62

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Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 3.48% and 3.25%, respectively. The Portfolio’s primary benchmark, the Dow Jones Conservative Index1, returned 5.26%.

MARKET ENVIRONMENT/CONDITIONS

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar-based investors.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The MetLife Conservative Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 80% to fixed income and 20% to equities. The tilt toward bonds during a period of uncertainty dampened the volatility and reduced the downside compared to a portfolio with higher exposure to equities. However, a higher than benchmark exposure to high yield and foreign bonds—both of which boosted relative performance in 2010—detracted from relative performance in 2011 as these asset classes trailed domestic investment grade bonds. The overweighting was a result of the opportunistic investment in these asset classes by several of the core bond portfolios. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury Securities in times of stress.

Among the Portfolio’s domestic equity portfolios, the Met/Artisan Mid Cap Value Portfolio and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a sport vehicle company. Artisan’s return was boosted by owning stocks such as H&R Block, Fidelity National Financial, and Arch Capital Group.

The BlackRock Legacy Large Cap Growth Portfolio, the Davis Venture Value Portfolio, and the Pioneer Fund Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil Service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance. For Pioneer, security selection was the primary cause of below-index returns, particularly in the Information Technology sector; the largest single drag on returns in this sector was a lack of a position in Apple.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Within the core foreign equity portfolios, the MFS Research International Portfolio helped relative performance due to very good overall stock selection. Australian mining company Iluka Resources was a particularly strong source of good performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	3.48	4.60	5.16
Class B	3.25	4.36	4.90
Dow Jones Conservative Index	5.26	5.50	5.54

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	22.1
BlackRock Bond Income Portfolio, (Class A)	17.0
Western Asset Management U.S. Government Portfolio, (Class A)	16.0
PIMCO Inflation Protected Bond Portfolio, (Class A)	10.0
Met/Franklin Low Duration Total Return Portfolio, (Class A)	5.9
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	3.0
T. Rowe Price Large Cap Value Portfolio, (Class A)	2.0
MFS Value Portfolio, (Class A)	2.0
Davis Venture Value Portfolio, (Class A)	2.0
Met/Eaton Vance Floating Rate Portfolio, (Class A)	2.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)(b)	Actual	0.64%	$1,000.00	$1,000.00	$3.23
	Hypothetical*	0.64%	$1,000.00	$1,021.94	$3.26

Class B(a)(b)	Actual	0.89%	$1,000.00	$998.30	$4.48
	Hypothetical*	0.89%	$1,000.00	$1,020.67	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Asset Allocation Portfolio as described under Expense Limitation Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
BlackRock Bond Income Portfolio, (Class A) (a)	1,050,280	$116,476,105
BlackRock High Yield Portfolio, (Class A) (b)	821,256	6,857,486
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	271,214	6,766,788
Clarion Global Real Estate Portfolio, (Class A) (b)	734,985	6,850,056
Davis Venture Value Portfolio, (Class A) (a)	459,596	13,636,211
Harris Oakmark International Portfolio, (Class A) (b)	573,530	6,796,332
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	535,340	6,852,351
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	38,145	6,828,742
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,318,335	13,631,588
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b) (c)	4,120,102	40,706,611
Met/Templeton International Bond Portfolio, (Class A) (b)	1,172,524	13,530,924
MFS Research International Portfolio, (Class A) (b)	1,508,671	13,623,303
MFS Value Portfolio, (Class A) (a)	1,117,823	13,670,976
Neuberger Berman Genesis Portfolio, (Class A) (a)	562,577	6,779,051
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	5,733,315	68,283,777
PIMCO Total Return Portfolio, (Class A) (b)	12,416,350	150,734,487
Pioneer Fund Portfolio, (Class A) (b)	1,020,401	13,622,348
Rainier Large Cap Equity Portfolio, (Class A) (b)	869,382	6,772,488

Affiliated Investment Companies—(Continued)
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	454,994	$6,765,763
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	657,235	13,801,929
Third Avenue Small Cap Value Portfolio, (Class A) (b)	998,112	13,544,386
Van Kampen Comstock Portfolio, (Class A) (b)	737,042	6,869,232
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	1,582,943	20,594,092
Western Asset Management U.S. Government Portfolio, (Class A) (a)	8,941,878	109,180,336

Total Mutual Funds (Identified Cost $665,831,227)		683,175,362

Total Investments—100.0% (Identified Cost $665,831,227) (d)		683,175,362
Liabilities in excess of other assets		(205,365)

Net Assets—100.0%		$682,969,997

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $672,740,466. The aggregate unrealized appreciation and depreciation of investments was $18,928,603 and $(8,493,707), respectively, resulting in net unrealized appreciation of $10,434,896 for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	636,535	30,229	666,764	0
BlackRock Bond Income	1,157,789	203,864	311,373	1,050,280
BlackRock High Yield	1,432,518	246,937	858,199	821,256
BlackRock Large Cap Value	618,251	24,579	642,830	0
BlackRock Legacy Large Cap Growth	0	278,334	7,120	271,214
Clarion Global Real Estate	0	753,098	18,113	734,985
Davis Venture Value	407,525	106,850	54,779	459,596
Dreman Small Cap Value	448,137	19,586	467,723	0
Harris Oakmark International	462,003	180,055	68,528	573,530
Jennison Growth	1,073,588	34,504	1,108,092	0
Lazard Mid Cap	579,533	21,396	600,929	0
Lord Abbett Bond Debenture	956,628	147,027	568,315	535,340
Met/Artisan Mid Cap Value	75,151	8,353	45,359	38,145
Met/Eaton Vance Floating Rate	1,159,593	237,468	78,726	1,318,335
Met/Franklin Low Duration Total Return	0	4,216,916	96,814	4,120,102
Met/Franklin Mutual Shares	1,385,505	165,904	1,551,409	0
Met/Templeton International Bond	1,952,791	383,418	1,163,685	1,172,524
MFS Research International	633,955	963,081	88,365	1,508,671
MFS Value	1,029,131	232,904	144,212	1,117,823
Neuberger Berman Genesis	0	583,765	21,188	562,577
PIMCO Inflation Protected Bond	2,633,857	3,661,689	562,231	5,733,315

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
PIMCO Total Return	11,505,921	2,502,498	1,592,069	12,416,350
Pioneer Fund	1,388,687	245,032	613,318	1,020,401
Ranier Large Cap Equity	0	893,819	24,437	869,382
T. Rowe Price Large Cap Growth	441,934	89,224	76,164	454,994
T. Rowe Price Large Cap Value	0	680,238	23,003	657,235
Third Avenue Small Cap Value	0	1,025,066	26,954	998,112
Van Kampen Comstock	0	761,295	24,253	737,042
Western Asset Management Strategic Bond Opportunities	3,312,686	438,965	2,168,708	1,582,943
Western Asset Management U.S. Government	6,302,429	3,377,916	738,467	8,941,878

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	$850,502	$0	$104,384	$0
BlackRock Bond Income	(898,535)	0	4,987,729	116,476,105
BlackRock High Yield	1,320,871	0	820,182	6,857,486
BlackRock Large Cap Value	1,405,568	0	71,151	0
BlackRock Legacy Large Cap Growth	(25,976)	0	0	6,766,788
Clarion Global Real Estate	(18,870)	0	139,389	6,850,056
Davis Venture Value	320,938	0	0	13,636,211
Dreman Small Cap Value	1,921,553	0	102,316	0
Harris Oakmark International	162,590	0	1,621	6,796,332
Jennison Growth	2,500,265	0	34,925	0
Lazard Mid Cap	1,990,699	0	56,763	0
Lord Abbett Bond Debenture	1,332,264	0	761,018	6,852,351
Met/Artisan Mid Cap Value	2,489,667	0	121,806	6,828,742
Met/Eaton Vance Floating Rate	26,701	31,664	243,990	13,631,588
Met/Franklin Low Duration Total Return	(6,529)	0	0	40,706,611
Met/Franklin Mutual Shares	2,162,396	688,811	367,468	0
Met/Templeton International Bond	2,516,435	32,205	1,785,310	13,530,924
MFS Research International	(224,010)	0	126,596	13,623,303
MFS Value	560,636	0	195,831	13,670,976
Neuberger Berman Genesis	(21,178)	0	0	6,779,051
PIMCO Inflation Protected Bond	199,657	1,458,721	567,881	68,283,777
PIMCO Total Return	(148,820)	4,431,058	4,118,871	150,734,487
Pioneer Fund	1,011,049	0	225,868	13,622,348
Ranier Large Cap Equity	(21,800)	0	0	6,772,488
T. Rowe Price Large Cap Growth	458,238	0	5,338	6,765,763
T. Rowe Price Large Cap Value	(62,099)	0	0	13,801,929
Third Avenue Small Cap Value	(60,674)	0	0	13,544,386
Van Kampen Comstock	(27,490)	0	0	6,869,232
Western Asset Management Strategic Bond Opportunities	4,305,821	0	2,158,276	20,594,092
Western Asset Management U.S. Government	(261,441)	2,646,750	1,153,227	109,180,336

	$23,758,428	$9,289,209	$18,149,940	$683,175,362

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$683,175,362	$—	$—	$683,175,362
Total Investments	$683,175,362	$—	$—	$683,175,362

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)		$683,175,362
Receivable for:
Affiliated securities sold		154,466
Fund shares sold		651,501
Due from investment adviser		38,237

Total Assets		684,019,566
Liabilities
Payable for:
Fund shares redeemed	$805,853
Due to custodian bank	113
Accrued expenses:
Management fees	53,796
Distribution and service fees	133,727
Deferred directors’ fees	24,731
Other expenses	31,349

Total Liabilities		1,049,569

Net Assets		$682,969,997

Net assets consists of:
Paid in surplus		$631,034,626
Undistributed net investment income		22,663,640
Accumulated net realized gains		11,927,596
Unrealized appreciation on affiliated investments		17,344,135

Net Assets		$682,969,997

Net Assets
Class A		$48,699,813
Class B		634,270,184
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		4,197,471
Class B (90,000,000)		55,017,781
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.60
Class B		11.53

(a)	Identified cost of affiliated investments was $665,831,227.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from affiliated Underlying Portfolios		$18,149,940

Expenses
Management fees	$603,485
Distribution and service fees—Class B	1,478,056
Directors’ fees and expenses	8,093
Custodian and accounting	25,083
Audit and tax services	24,665
Legal	7,151
Miscellaneous	7,740

Total expenses	2,154,273
Less expense reimbursements	(38,237)	2,116,036

Net Investment Income		16,033,904

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	23,758,428
Capital gains distributions from affiliated Underlying Portfolios	9,289,209	33,047,637

Net change in unrealized depreciation on:
Affiliated investments		(29,074,018)

Net realized and unrealized gain		3,973,619

Net Increase in Net Assets From Operations		$20,007,523

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,033,904	$14,031,100
Net realized gain	33,047,637	10,428,048
Net change in unrealized appreciation (depreciation)	(29,074,018)	25,031,325

Increase in net assets from operations	20,007,523	49,490,473

From Distributions to Shareholders
Net investment income
Class A	(1,218,999)	(1,365,429)
Class B	(13,649,858)	(16,871,587)

Total distributions	(14,868,857)	(18,237,016)

Increase in net assets from capital share transactions	69,806,331	141,338,072

Total increase in net assets	74,944,997	172,591,529

Net Assets
Beginning of the period	608,025,000	435,433,471

End of the period	$682,969,997	$608,025,000

Undistributed Net Investment Income
End of the period	$22,663,640	$14,752,746

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,323,197	$15,301,819	1,800,582	$20,146,148
Reinvestments	105,633	1,218,999	124,697	1,365,429
Redemptions	(1,199,734)	(13,888,937)	(818,535)	(9,140,674)

Net increase	229,096	$2,631,881	1,106,744	$12,370,903

Class B
Sales	15,069,484	$173,214,588	18,628,132	$205,422,234
Reinvestments	1,187,977	13,649,858	1,547,852	16,871,587
Redemptions	(10,419,086)	(119,689,996)	(8,399,741)	(93,326,652)

Net increase	5,838,375	$67,174,450	11,776,243	$128,967,169

Increase derived from capital share transactions		$69,806,331		$141,338,072

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.51	$10.87	$9.42	$11.18	$10.58

Income (Loss) From Investment Operations
Net investment income (a)	0.33	0.33	0.53	0.39	0.22
Net realized and unrealized gain (loss) on investments	0.07	0.77	1.35	(1.94)	0.39

Total from investment operations	0.40	1.10	1.88	(1.55)	0.61

Less Distributions
Distributions from net investment income	(0.31)	(0.46)	(0.36)	(0.12)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.09)	(0.01)

Total distributions	(0.31)	(0.46)	(0.43)	(0.21)	(0.01)

Net Asset Value, End of Period	$11.60	$11.51	$10.87	$9.42	$11.18

Total Return (%)	3.48	10.34	20.73	(14.10)	5.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.11	0.11	0.12	0.12	0.15
Net ratio of expenses to average net assets (%) (b)(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	2.84	2.97	5.36	3.77	2.05
Portfolio turnover rate (%)	33	21	22	25	40
Net assets, end of period (in millions)	$48.70	$45.66	$31.11	$26.03	$25.45

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.44	$10.81	$9.36	$11.12	$10.54

Income (Loss) From Investment Operations
Net investment income (a)	0.29	0.30	0.47	0.33	0.19
Net realized and unrealized gain (loss) on investments	0.08	0.77	1.38	(1.90)	0.40

Total from investment operations	0.37	1.07	1.85	(1.57)	0.59

Less Distributions
Distributions from net investment income	(0.28)	(0.44)	(0.33)	(0.10)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.09)	(0.01)

Total distributions	(0.28)	(0.44)	(0.40)	(0.19)	(0.01)

Net Asset Value, End of Period	$11.53	$11.44	$10.81	$9.36	$11.12

Total Return (%)	3.25	10.05	20.52	(14.39)	5.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.36	0.36	0.37	0.37	0.40
Net ratio of expenses to average net assets (%) (b)(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.49	2.68	4.73	3.22	1.77
Portfolio turnover rate (%)	33	21	22	25	40
Net assets, end of period (in millions)	$634.27	$562.37	$404.32	$225.07	$146.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average Daily Net Assets
$603,485	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to October 31, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to October 31, 2012 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2011, the amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2011 were $289,756,887 and $209,481,906, respectively.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$14,868,857	$18,237,016	$—	$—	$—	$—	$14,868,857	$18,237,016

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,159,547	$17,365,655	$10,434,896	$—	$—	$51,960,098

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Asset Allocation Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Asset Allocation Portfolio at the Asset Allocation Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Asset Allocation Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Conservative Allocation Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-22

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-23

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

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Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 1.27% and 1.05%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Conservative Index1, returned 2.82%.

MARKET ENVIRONMENT/CONDITIONS

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar-based investors.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 60% to fixed income and 40% to equities. The tilt toward bonds during a period of uncertainty dampened the volatility and reduced the downside compared to a portfolio with higher exposure to equities. However, a higher than benchmark exposure to high yield and foreign bonds—both of which boosted relative performance in 2010—detracted from relative performance in 2011 as these asset classes trailed domestic investment grade bonds. The overweighting was a result of the opportunistic investment in these asset classes by several of the core bond portfolios. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury Securities in times of stress.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited from an overweight and good selection in the Health Care Sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a sport vehicle company. Artisan’s return was boosted by owning stocks such as H&R Block, Fidelity National Financial, and Arch Capital Group.

The BlackRock Legacy Large Cap Growth Portfolio, the Davis Venture Value Portfolio, and the Pioneer Fund Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil Service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance. For Pioneer, security selection was the primary cause of below-index returns, particularly in the Information Technology sector; the largest single drag on returns in this sector was lack of a position in Apple.

Within the core foreign equity portfolios, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management LLC during 2011) detracted from relative performance due in part to exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio’s single best performing holding in 2010, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS Research International Portfolio helped relative performance due to very good stock overall selection. Australian mining company Iluka Resources was a particularly strong source of good performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	1.27	2.99	4.65
Class B	1.05	2.75	4.38
Dow Jones Moderately Conservative Index	2.82	4.06	5.13

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	19.6
BlackRock Bond Income Portfolio, (Class A)	12.3
Western Asset Management U.S. Government Portfolio, (Class A)	9.2
PIMCO Inflation Protected Bond Portfolio, (Class A)	7.2
Met/Franklin Low Duration Total Return Portfolio, (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.0
MFS Value Portfolio, (Class A)	3.9
Met/Templeton International Bond Portfolio, (Class A)	2.9
Davis Venture Value Portfolio, (Class A)	2.9
Van Kampen Comstock Portfolio, (Class A)	2.9

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.67%	$1,000.00	$971.50	$3.33
	Hypothetical*	0.67%	$1,000.00	$1,021.79	$3.41

Class B(a)	Actual	0.92%	$1,000.00	$970.50	$4.57
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (formerly Artio International Stock Portfolio) (Class A) (a)	1,861,491	$14,649,933
BlackRock Bond Income Portfolio, (Class A) (a)	1,759,859	195,168,358
BlackRock High Yield Portfolio, (Class A) (b)	1,916,876	16,005,912
BlackRock Large Cap Value Portfolio, (Class A) (a)	1,512,963	15,674,292
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	1,199,536	29,928,431
Clarion Global Real Estate Portfolio, (Class A) (b)	1,639,708	15,282,080
Davis Venture Value Portfolio, (Class A) (a)	1,565,567	46,450,368
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	1,281,040	15,321,240
Harris Oakmark International Portfolio, (Class A) (b)	3,781,664	44,812,713
Invesco Small Cap Growth Portfolio, (Class A) (b) (c)	2,194,166	30,871,909
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,269,294	16,246,957
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	88,332	15,813,263
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	3,124,996	32,312,457
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b) (c)	6,456,428	63,789,509
Met/Templeton International Bond Portfolio, (Class A) (b)	4,026,518	46,466,022
MFS Research International Portfolio, (Class A) (b)	4,925,203	44,474,580
MFS Value Portfolio, (Class A) (a)	5,101,285	62,388,720
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	137,071	1,477,624
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,301,717	15,685,687
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	9,579,696	114,094,179

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio, (Class A) (b)	25,488,153	$309,426,183
Pioneer Fund Portfolio, (Class A) (b)	2,308,726	30,821,497
Rainier Large Cap Equity Portfolio, (Class A) (b)	3,875,550	30,190,538
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	2,062,941	30,675,929
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	2,971,901	62,409,918
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,448,247	13,801,792
Third Avenue Small Cap Value Portfolio, (Class A) (b)	2,240,004	30,396,853
Van Eck Global Natural Resources Portfolio, (Class A) (a)	1,077,575	14,568,813
Van Kampen Comstock Portfolio, (Class A) (b)	4,977,039	46,386,007
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,511,669	32,676,813
Western Asset Management U.S. Government Portfolio, (Class A) (a)	11,923,238	145,582,731

Total Mutual Funds (Identified Cost $1,542,743,566)		1,583,851,308

Total Investments—100.0% (Identified Cost $1,542,743,566) (d)		1,583,851,308
Liabilities in excess of other assets		(472,560)

Net Assets—100.0%		$1,583,378,748

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,569,116,658. The aggregate unrealized appreciation and depreciation of investments was $47,349,241 and $(32,614,591), respectively, resulting in net unrealized appreciation of $14,734,650 for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	2,936,479	556,634	1,631,622	1,861,491
BlackRock Bond Income	1,426,459	477,050	143,650	1,759,859
BlackRock High Yield	3,377,359	526,136	1,986,619	1,916,876
BlackRock Large Cap Value	2,852,144	284,564	1,623,745	1,512,963
BlackRock Legacy Large Cap Growth	0	1,231,039	31,503	1,199,536
Clarion Global Real Estate	1,466,055	284,999	111,346	1,639,708
Davis Venture Value	1,879,999	262,397	576,829	1,565,567
Dreman Small Cap Value	1,032,004	70,288	1,102,292	0
Goldman Sachs Mid Cap Value	0	1,314,652	33,612	1,281,040
Harris Oakmark International	2,173,243	1,747,732	139,311	3,781,664
Invesco Small Cap Growth	2,212,901	368,860	387,595	2,194,166
Jennison Growth	3,709,668	209,785	3,919,453	0
Lazard Mid Cap	2,672,579	161,385	2,833,964	0
Lord Abbett Bond Debenture	2,251,135	337,308	1,319,149	1,269,294

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Met/Artisan Mid Cap Value	173,309	15,779	100,756	88,332
Met/Dimensional International Small Company	939,936	101,560	1,041,496	0
Met/Eaton Vance Floating Rate	2,742,113	513,083	130,200	3,124,996
Met/Franklin Low Duration Total Return	0	6,647,167	190,739	6,456,428
Met/Franklin Mutual Shares	6,400,532	955,762	7,356,294	0
Met/Templeton International Bond	3,465,599	718,164	157,245	4,026,518
MFS Research International	2,957,429	2,150,210	182,436	4,925,203
MFS Value	4,750,555	660,760	310,030	5,101,285
Morgan Stanley Mid Cap Growth	0	167,330	30,259	137,071
Neuberger Berman Genesis	1,340,336	151,579	190,198	1,301,717
PIMCO Inflation Protected Bond	3,735,445	6,753,384	909,133	9,579,696
PIMCO Total Return	24,961,643	4,589,666	4,063,156	25,488,153
Pioneer Fund	4,268,393	432,402	2,392,069	2,308,726
Ranier Large Cap Equity	0	3,979,843	104,293	3,875,550
T. Rowe Price Large Cap Growth	2,035,255	232,586	204,900	2,062,941
T. Rowe Price Large Cap Value	0	3,052,286	80,385	2,971,901
T. Rowe Price Mid Cap Growth	1,573,424	136,879	262,056	1,448,247
Third Avenue Small Cap Value	0	2,297,161	57,157	2,240,004
Van Eck Global Natural Resources	947,521	342,944	212,890	1,077,575
Van Kampen Comstock	0	5,109,277	132,238	4,977,039
Western Asset Management Strategic Bond Opportunities	5,596,947	766,239	3,851,517	2,511,669
Western Asset Management US Government	10,331,446	2,569,408	977,616	11,923,238

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfoliios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	$(5,478,295)	$0	$509,257	$14,649,933
BlackRock Bond Income	13,007	0	6,521,064	195,168,358
BlackRock High Yield	1,539,260	0	2,043,359	16,005,912
BlackRock Large Cap Value	5,797,971	0	353,868	15,674,292
BlackRock Legacy Large Cap Growth	(87,835)	0	0	29,928,431
Clarion Global Real Estate	(443,705)	0	626,327	15,282,080
Davis Venture Value	(1,240,281)	0	686,625	46,450,368
Dreman Small Cap Value	4,704,814	0	258,924	0
Goldman Sachs Mid Cap Value	(47,410)	0	0	15,321,240
Harris Oakmark International	(302,795)	0	8,211	44,812,713
Invesco Small Cap Growth	1,745,952	0	0	30,871,909
Jennison Growth	7,103,077	0	131,515	0
Lazard Mid Cap	5,869,312	0	287,170	0
Lord Abbett Bond Debenture	1,008,497	0	1,893,153	16,246,957
Met/Artisan Mid Cap Value	7,572,794	0	306,051	15,813,263
Met/Dimensional International Small Company	5,311,822	564,570	330,202	0
Met/Eaton Vance Floating Rate	40,563	79,442	612,135	32,312,457
Met/Franklin Low Duration Total Return	(6,068)	0	0	63,789,509
Met/Franklin Mutual Shares	11,828,780	3,365,507	1,795,436	0
Met/Templeton International Bond	353,421	60,600	3,359,428	46,466,022
MFS Research International	(449,944)	0	640,860	44,474,580
MFS Value	1,187,371	0	966,366	62,388,720
Morgan Stanley Mid Cap Growth	(31,483)	0	0	1,477,624
Neuberger Berman Genesis	408,261	0	122,582	15,685,687
PIMCO Inflation Protected Bond	1,299,383	2,192,568	853,568	114,094,179
PIMCO Total Return	1,700,714	10,186,148	9,468,493	309,426,183
Pioneer Fund	12,815,815	0	762,437	30,821,497
Ranier Large Cap Equity	(75,225)	0	0	30,190,538
T. Rowe Price Large Cap Growth	141,240	0	27,020	30,675,929

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfoliios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
T. Rowe Price Large Cap Value	$(183,637)	$0	$0	$62,409,918
T. Rowe Price Mid Cap Growth	1,245,202	403,647	0	13,801,792
Third Avenue Small Cap Value	(102,213)	0	0	30,396,853
Van Eck Global Natural Resources	1,640,871	1,599,061	218,914	14,568,813
Van Kampen Comstock	(122,308)	0	0	46,386,007
Western Asset Management Strategic Bond Opportunities	9,126,507	0	3,868,761	32,676,813
Western Asset Management US Government	(194,214)	4,592,179	2,000,878	145,582,731

	$73,689,221	$23,043,722	$38,652,604	$1,583,851,308

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,583,851,308	$—	$—	$1,583,851,308
Total Investments	$1,583,851,308	$—	$—	$1,583,851,308

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)		$1,583,851,308
Receivable for:
Affiliated securities sold		129,592
Fund shares sold		839,328

Total Assets		1,584,820,228
Liabilities
Payable for:
Affiliated securities purchased	$500,657
Fund shares redeemed	467,997
Due to custodian bank	265
Accrued expenses:
Management fees	98,690
Distribution and service fees	316,302
Deferred directors’ fees	24,731
Other expenses	32,838

Total Liabilities		1,441,480

Net Assets		$1,583,378,748

Net assets consists of:
Paid in surplus		$1,515,542,916
Undistributed net investment income		48,085,747
Accumulated net realized losses		(21,357,657)
Unrealized appreciation on affiliated investments		41,107,742

Net Assets		$1,583,378,748

Net Assets
Class A		$84,823,302
Class B		1,498,555,446
Capital Shares (Authorized) Outstanding
Class A (15,000,000)		7,537,075
Class B (180,000,000)		134,127,464
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.25
Class B		11.17

(a)	Identified cost of affiliated investments was $1,542,743,566.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from affiliated Underlying Portfolios		$38,652,604

Expenses
Management fees	$1,149,215
Distribution and service fees—Class B	3,654,482
Directors’ fees and expenses	8,093
Custodian and accounting	25,083
Audit and tax services	24,665
Legal	17,696
Miscellaneous	8,639

Total expenses		4,887,873

Net Investment Income		33,764,731

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	73,689,221
Capital gains distributions from affiliated Underlying Portfolios	23,043,722	96,732,943

Net change in unrealized depreciation on:
Affiliated investments		(116,191,964)

Net realized and unrealized loss		(19,459,021)

Net Increase in Net Assets From Operations		$14,305,710

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,764,731	$28,849,803
Net realized gain	96,732,943	5,463,649
Net change in unrealized appreciation (depreciation)	(116,191,964)	104,831,457

Increase in net assets from operations	14,305,710	139,144,909

From Distributions to Shareholders
Net investment income
Class A	(2,025,966)	(2,778,982)
Class B	(29,752,153)	(38,341,714)

Total distributions	(31,778,119)	(41,120,696)

Increase in net assets from capital share transactions	150,430,976	259,715,576

Total increase in net assets	132,958,567	357,739,789

Net Assets
Beginning of the period	1,450,420,181	1,092,680,392

End of the period	$1,583,378,748	$1,450,420,181

Undistributed Net Investment Income
End of the period	$48,085,747	$31,583,216

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,832,771	$20,862,761	2,031,087	$21,889,488
Reinvestments	175,105	2,025,966	258,751	2,778,982
Redemptions	(2,059,611)	(23,462,384)	(1,371,147)	(14,774,266)

Net increase (decrease)	(51,735)	$(573,657)	918,691	$9,894,204

Class B
Sales	23,953,410	$271,561,981	28,780,938	$308,571,840
Reinvestments	2,587,143	29,752,153	3,586,690	38,341,714
Redemptions	(13,304,758)	(150,309,501)	(9,125,884)	(97,092,182)

Net increase	13,235,795	$151,004,633	23,241,744	$249,821,372

Increase derived from capital share transactions		$150,430,976		$259,715,576

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.36	$10.54	$8.91	$11.61	$11.07

Income (Loss) From Investment Operations
Net investment income (a)	0.29	0.28	0.41	0.33	0.21
Net realized and unrealized gain (loss) on investments	(0.14)	0.94	1.63	(2.77)	0.35

Total from investment operations	0.15	1.22	2.04	(2.44)	0.56

Less Distributions
Distributions from net investment income	(0.26)	(0.40)	(0.34)	(0.14)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.12)	(0.02)

Total distributions	(0.26)	(0.40)	(0.41)	(0.26)	(0.02)

Net Asset Value, End of Period	$11.25	$11.36	$10.54	$8.91	$11.61

Total Return (%)	1.27	11.78	24.00	(21.42)	5.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.08	0.10	0.10	0.10	0.11
Net ratio of expenses to average net assets (%) (b)(c)	0.08	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	2.50	2.64	4.30	3.12	1.86
Portfolio turnover rate (%)	32	16	26	23	19
Net assets, end of period (in millions)	$84.82	$86.23	$70.28	$50.72	$63.06

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.28	$10.47	$8.85	$11.53	$11.02

Income (Loss) From Investment Operations
Net investment income (a)	0.24	0.25	0.38	0.28	0.17
Net realized and unrealized gain (loss) on investments	(0.11)	0.94	1.62	(2.72)	0.36

Total from investment operations	0.13	1.19	2.00	(2.44)	0.53

Less Distributions
Distributions from net investment income	(0.24)	(0.38)	(0.31)	(0.12)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.12)	(0.02)

Total distributions	(0.24)	(0.38)	(0.38)	(0.24)	(0.02)

Net Asset Value, End of Period	$11.17	$11.28	$10.47	$8.85	$11.53

Total Return (%)	1.05	11.53	23.68	(21.59)	4.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.33	0.35	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (b)(c)	0.33	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.16	2.31	4.08	2.71	1.48
Portfolio turnover rate (%)	32	16	26	23	19
Net assets, end of period (in millions)	$1,498.56	$1,364.19	$1,022.40	$666.03	$653.42

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$1,149,215	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to October 31, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to October 31, 2012 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2011, there were no expenses deferred in prior periods subject to repayment.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2011 were $678,380,403 and $502,892,624, respectively.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$31,778,119	$41,120,696	$—	$—	$—	$—	$31,778,119	$41,120,696

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$48,110,478	$5,015,436	$14,734,650	$—	$—	$67,860,564

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Asset Allocation Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Asset Allocation Portfolio at the Asset Allocation Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Asset Allocation Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Conservative to Moderate Allocation Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative to Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative to Moderate Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-22

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-23

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned -1.89%, -2.19%, -2.10%, and -2.24%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) MidCap 400 Index1, returned -1.73%.

MARKET ENVIRONMENT/CONDITIONS

During 2011 the stock market experienced high levels of volatility caused by investors reacting to major global events. These significant global events included the earthquake in Japan whose aftermath greatly impacted the Asian economy; fear of a Greek sovereign debt default; geopolitical unrest and military tension throughout the Middle East and North Africa; and worries that the contagion from the European sovereign debt crisis would spread causing a global recession. In the U.S., major concerns affecting investor sentiment included the government’s inability to compromise on a solution for decreasing the U.S. budget deficit; the failure of President Obama and Congress to reach a deal on the debt ceiling; and Standard & Poor’s downgrade of U.S. sovereign debt from AAA to AA+. However, by the end of the year, equities recovered from their September lows, as Eurozone leaders and the European Central Bank continued to address the European debt crisis. Other factors that had a positive impact on the market included better than expected corporate earnings, improved macroeconomic data, increased share buybacks, and a rise in merger and acquisition activity. Also, the U.S. unemployment rate dropped to 8.5% in December 2011, the lowest level since March 2009.

During the year, the Federal Open Market Committee (FOMC) met eight times and decided to keep the target range for the Federal Funds Rate between zero and 0.25% each time. The FOMC acknowledged that strains in global financial markets will continue to pose significant downside risks to the economy. The FOMC also said future economic conditions are likely to warrant exceptionally low levels for the Federal Funds Rate through mid-2013.

Five of the ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Consumer Staples (3.6% beginning weight in the benchmark), up 22.2%, was the best-performing sector. Utilities (5.9% beginning weight), up 16.8%, was the second best-performing sector and provided the largest positive impact to the benchmark’s one-year return. Information Technology (15.6% beginning weight) was the worst-performing sector, down 11.5%. Only exhibiting slightly better performance was the Energy sector (5.9% beginning weight), down 10.1%, and the Telecom Services sector (0.8% beginning weight), down 9.7%.

The stocks with the largest positive impact on the benchmark return for the year were Monster Beverage, up 76.2%; Perrigo, up 55.6%; and Dollar Tree, up 47.7%. The stocks with the largest negative impact were Cree, down 66.6%; Rovi, down 60.4%; and Arch Coal, down 57.8%. There were 43 additions and 43 deletions to the benchmark in 2011.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impacted tracking error during the year included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	-1.89	3.15	6.76	—
Class B	-2.19	2.89	6.49	—
Class E	-2.10	2.99	6.60	—
Class G	-2.24	—	—	20.54
S&P MidCap 400 Index	-1.73	3.32	7.04	—

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 7/5/00, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.4
Kansas City Southern	0.7
Monster Beverage Corp.	0.6
Vertex Pharmaceuticals, Inc.	0.6
AMETEK, Inc.	0.6
The Macerich Co.	0.6
Church & Dwight Co., Inc.	0.6
Green Mountain Coffee Roasters, Inc.	0.5
Henry Schein, Inc.	0.5
Federal Realty Investment Trust	0.5

Top Sectors

% of Net Assets
Financials	19.4
Industrials	15.6
Information Technology	14.9
Consumer Discretionary	12.2
Health Care	9.1
Materials	6.4
Utilities	6.3
Energy	5.7
Consumer Staples	4.0
Telecommunications	0.5

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.31%	$1,000.00	$904.50	$1.49
	Hypothetical*	0.31%	$1,000.00	$1,023.63	$1.58

Class B(a)	Actual	0.56%	$1,000.00	$903.60	$2.69
	Hypothetical*	0.56%	$1,000.00	$1,022.35	$2.85

Class E(a)	Actual	0.46%	$1,000.00	$903.30	$2.21
	Hypothetical*	0.46%	$1,000.00	$1,022.86	$2.35

Class G(a)	Actual	0.61%	$1,000.00	$903.20	$2.93
	Hypothetical*	0.61%	$1,000.00	$1,022.10	$3.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—94.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.2%
Alliant Techsystems, Inc. (a)	18,065	$1,032,595
BE Aerospace, Inc. (a)	56,549	2,189,012
Esterline Technologies Corp. (a) (b)	16,784	939,400
Exelis, Inc. (b)	101,197	915,833
Huntington Ingalls Industries, Inc. (a) (b)	26,760	837,053
Triumph Group, Inc. (b)	23,677	1,383,921

		7,297,814

Air Freight & Logistics—0.1%
UTi Worldwide, Inc.	56,359	749,011

Airlines—0.3%
Alaska Air Group, Inc. (a) (b)	19,472	1,462,152
JetBlue Airways Corp. (a) (b)	112,028	582,546

		2,044,698

Auto Components—0.4%
Gentex Corp. (b)	78,661	2,327,579

Automobiles—0.1%
Thor Industries, Inc. (b)	24,053	659,774

Beverages—0.6%
Monster Beverage Corp. (a)	41,536	3,827,127

Biotechnology—1.2%
Regeneron Pharmaceuticals, Inc. (a) (b)	41,620	2,306,997
United Therapeutics Corp. (a)	28,465	1,344,971
Vertex Pharmaceuticals, Inc. (a)	114,350	3,797,563

		7,449,531

Building Products—0.4%
Fortune Brands Home & Security, Inc. (a) (b)	85,308	1,452,795
Lennox International, Inc. (b)	28,271	954,146

		2,406,941

Capital Markets—1.9%
Affiliated Managers Group, Inc. (a)	29,200	2,801,740
Apollo Investment Corp. (b)	108,032	695,726
Eaton Vance Corp. (b)	62,952	1,488,185
Greenhill & Co., Inc. (b)	15,848	576,392
Janus Capital Group, Inc. (b)	102,303	645,532
Jefferies Group, Inc. (b)	79,933	1,099,079
Raymond James Financial, Inc. (b)	55,962	1,732,583
SEI Investments Co. (b)	80,377	1,394,541

Waddell & Reed Financial, Inc. (Class A)	46,771	1,158,518

		11,592,296

Chemicals—2.7%
Albemarle Corp.	48,665	2,506,734
Ashland, Inc.	42,824	2,447,820
Cabot Corp. (b)	35,036	1,126,057
Cytec Industries, Inc.	27,186	1,213,855
Intrepid Potash, Inc. (a)	28,862	653,147

Chemicals—(Continued)
Minerals Technologies, Inc. (b)	9,684	$547,436
NewMarket Corp. (b)	5,807	1,150,425
Olin Corp. (b)	43,950	863,617
RPM International, Inc. (b)	71,843	1,763,746
Sensient Technologies Corp. (b)	27,460	1,040,734
The Scotts Miracle-Gro Co. (b)	23,729	1,107,907
Valspar Corp. (b)	51,241	1,996,862

		16,418,340

Commercial Banks—3.6%
Associated Banc-Corp.	95,129	1,062,591
BancorpSouth, Inc. (b)	39,823	438,849
Bank of Hawaii Corp. (b)	25,469	1,133,116
Cathay General Bancorp (b)	43,119	643,767
City National Corp. (b)	25,664	1,133,836
Commerce Bancshares, Inc.	43,393	1,654,141
Cullen/Frost Bankers, Inc. (b)	33,579	1,776,665
East West Bancorp, Inc.	81,720	1,613,970
FirstMerit Corp. (b)	59,895	906,211
Fulton Financial Corp.	109,660	1,075,765
Hancock Holding Co. (b)	46,440	1,484,687
International Bancshares Corp. (b)	29,140	534,282
Prosperity Bancshares, Inc. (b)	25,710	1,037,398
Signature Bank (a)	25,315	1,518,647
SVB Financial Group (a) (b)	23,764	1,133,305
Synovus Financial Corp. (b)	430,542	607,064
TCF Financial Corp. (b)	86,442	892,081
Trustmark Corp. (b)	35,154	853,891
Valley National Bancorp (b)	102,616	1,269,360
Webster Finanical Corp. (b)	40,298	821,676
Westamerica Bancorp (b)	15,614	685,455

		22,276,757

Commercial Services & Supplies—1.6%
Clean Harbors, Inc. (a)	25,892	1,650,097
Copart, Inc. (a)	29,247	1,400,639
Corrections Corp. of America (a)	54,556	1,111,306
Deluxe Corp. (b)	27,861	634,116
Herman Miller, Inc. (b)	31,923	588,979
HNI Corp. (b)	24,576	641,434
Mine Safety Appliances Co. (b)	16,874	558,867
Rollins, Inc. (b)	35,291	784,166
The Brink’s Co. (b)	25,676	690,171
Waste Connections, Inc. (b)	61,332	2,032,542

		10,092,317

Communications Equipment—1.1%
ADTRAN, Inc. (b)	34,900	1,052,584
Ciena Corp. (a) (b)	53,118	642,728
Plantronics, Inc. (b)	23,853	850,121
Polycom, Inc. (a)	97,119	1,583,040
Riverbed Technology, Inc. (a)	84,991	1,997,288
Tellabs, Inc.	200,089	808,359

		6,934,120

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—0.5%
Diebold, Inc. (b)	34,343	$1,032,694
NCR Corp. (a) (b)	86,297	1,420,449
QLogic Corp. (a)	55,166	827,490

		3,280,633

Construction & Engineering—1.1%
Aecom Technology Corp. (a)	63,245	1,300,950
Granite Construction, Inc. (b)	19,078	452,530
KBR, Inc.	81,612	2,274,526
The Shaw Group, Inc. (a)	35,720	960,868
URS Corp. (a)	43,651	1,533,023

		6,521,897

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	25,054	1,889,322

Containers & Packaging—1.8%
Aptargroup, Inc.	36,224	1,889,806
Greif, Inc.	16,866	768,246
Packaging Corp. of America (b)	53,597	1,352,788
Rock-Tenn Co. (b)	38,661	2,230,740
Silgan Holdings, Inc. (b)	27,172	1,049,926
Sonoco Products Co. (b)	54,817	1,806,769
Temple-Inland, Inc. (b)	60,111	1,906,120

		11,004,395

Distributors—0.4%
LKQ Corp. (a) (b)	80,362	2,417,289

Diversified Consumer Services—0.8%
ITT Educational Services, Inc. (a) (b)	10,964	623,742
Matthews International Corp. (b)	15,593	490,088
Regis Corp. (b)	31,643	523,692
Service Corp. International	125,003	1,331,282
Sotheby’s (b)	37,037	1,056,665
Strayer Education, Inc. (b)	6,373	619,392

		4,644,861

Diversified Financial Services—0.4%
MSCI, Inc. (a)	66,103	2,176,772

Diversified Telecommunication Services—0.3%
tw telecom, inc. (a) (b)	81,889	1,587,009

Electric Utilities—1.7%
Cleco Corp. (b)	33,261	1,267,244
Great Plains Energy, Inc.	74,393	1,620,280
Hawaiian Electric Industries, Inc. (b)	52,620	1,393,378
IDACORP, Inc. (b)	27,286	1,157,199
NV Energy, Inc.	129,390	2,115,526
PNM Resources, Inc.	43,671	796,122
Westar Energy, Inc.	64,246	1,849,000

		10,198,749

Electrical Equipment—1.9%
Acuity Brands, Inc. (b)	23,063	$1,222,339
AMETEK, Inc.	87,779	3,695,496
General Cable Corp. (a) (b)	28,613	715,611
Hubbell, Inc. (Class B)	32,313	2,160,447
Regal-Beloit Corp. (b)	22,765	1,160,332
Thomas & Betts Corp. (a)	28,537	1,558,120
Woodward Governor Co. (b)	32,866	1,345,206

		11,857,551

Electronic Equipment, Instruments & Components—2.2%
Arrow Electronics, Inc. (a)	61,259	2,291,699
Avnet, Inc. (a)	81,345	2,529,016
Ingram Micro, Inc. (a)	84,104	1,529,852
Itron, Inc. (a) (b)	22,332	798,816
National Instruments Corp.	50,827	1,318,961
Tech Data Corp. (a)	22,628	1,118,049
Trimble Navigation, Ltd. (a)	67,607	2,934,144
Vishay Intertechnology, Inc. (a) (b)	86,177	774,731

		13,295,268

Energy Equipment & Services—2.8%
Atwood Oceanics, Inc. (a) (b)	30,985	1,232,893
CARBO Ceramics, Inc. (b)	10,895	1,343,680
Dresser-Rand Group, Inc. (a) (b)	41,252	2,058,887
Dril-Quip, Inc. (a)	18,896	1,243,735
Helix Energy Solutions Group, Inc. (a)	57,827	913,667
Oceaneering International, Inc.	59,232	2,732,372
Oil States International, Inc. (a)	28,089	2,145,157
Patterson-UTI Energy, Inc.	84,612	1,690,548
Superior Energy Services, Inc. (a)	43,785	1,245,245
Tidewater, Inc. (b)	28,455	1,402,831
Unit Corp. (a)	22,704	1,053,466

		17,062,481

Food & Staples Retailing—0.2%
Ruddick Corp. (b)	27,019	1,152,090

Food Products—2.0%
Corn Products International, Inc.	41,553	2,185,272
Flowers Foods, Inc. (b)	61,873	1,174,350
Green Mountain Coffee Roasters, Inc. (a)	71,211	3,193,813
Lancaster Colony Corp. (b)	10,909	756,430
Ralcorp Holdings, Inc. (a)	30,228	2,584,494
Smithfield Foods, Inc. (a)	89,550	2,174,274
Tootsie Roll Industries, Inc. (b)	13,619	322,362

		12,390,995

Gas Utilities—1.8%
Atmos Energy Corp. (b)	49,543	1,652,259
Energen Corp. (b)	39,527	1,976,350
National Fuel Gas Co. (b)	45,421	2,524,499
Questar Corp.	97,365	1,933,669
UGI Corp. (b)	63,302	1,861,079
WGL Holdings, Inc. (b)	28,197	1,246,871

		11,194,727

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—2.5%
Gen-Probe, Inc. (a) (b)	25,502	$1,507,678
Hill-Rom Holdings, Inc. (b)	33,834	1,139,868
Hologic, Inc. (a)	144,257	2,525,940
IDEXX Laboratories, Inc. (a) (b)	30,785	2,369,214
Masimo Corp. (a) (b)	32,897	614,681
ResMed, Inc. (a) (b)	80,645	2,048,383
STERIS Corp. (b)	31,781	947,709
Teleflex, Inc. (b)	22,324	1,368,238
The Cooper Cos., Inc. (b)	26,172	1,845,649
Thoratec Corp. (a)	32,856	1,102,647

		15,470,007

Health Care Providers & Services—3.7%
AMERIGROUP Corp. (a) (b)	26,227	1,549,491
Catalyst Health Solutions, Inc. (a)	27,428	1,426,256
Community Health Systems, Inc. (a) (b)	49,660	866,567
Health Management Associates, Inc. (a)	139,316	1,026,759
Health Net, Inc. (a)	45,488	1,383,745
Henry Schein, Inc. (a) (b) (c)	49,542	3,191,991
HMS Holdings Corp. (a)	46,632	1,491,292
LifePoint Hospitals, Inc. (a) (b)	26,402	980,834
Lincare Holdings, Inc. (b)	48,547	1,248,144
Mednax, Inc. (a)	26,817	1,931,092
Omnicare, Inc. (b)	62,689	2,159,636
Owens & Minor, Inc. (b)	34,775	966,397
Universal Health Services, Inc. (Class B)	52,927	2,056,743
VCA Antech, Inc. (a) (b)	47,535	938,816
WellCare Health Plans, Inc. (a) (b)	23,463	1,231,808

		22,449,571

Health Care Technology—0.3%
Allscripts Heathcare Solutions, Inc. (a)	103,936	1,968,548

Hotels, Restaurants & Leisure—1.5%
Bally Technologies, Inc. (a) (b)	23,764	940,104
Bob Evans Farms, Inc. (b)	16,125	540,832
Brinker International, Inc. (b)	44,131	1,180,946
International Speedway Corp. (b)	15,524	393,533
Life Time Fitness, Inc. (a) (b)	23,215	1,085,301
Panera Bread Co. (a) (b)	16,254	2,299,128
Scientific Games Corp. (a) (b)	31,824	308,693
The Cheesecake Factory, Inc. (a) (b)	29,931	878,475
The Wendy’s Co.	162,147	869,108
WMS Industries, Inc. (a) (b)	30,553	626,948

		9,123,068

Household Durables—1.3%
American Greetings Corp. (b)	21,874	273,644
KB Home (b)	39,586	266,018
MDC Holdings, Inc. (b)	20,562	362,508
Mohawk Industries, Inc. (a)	31,292	1,872,826
NVR, Inc. (a)	2,729	1,872,094
Toll Brothers, Inc. (a)	80,638	1,646,628
Tupperware Brands Corp.	31,450	1,760,256

		8,053,974

Household Products—1.1%
Church & Dwight Co., Inc. (b)	78,430	$3,588,957
Energizer Holdings, Inc. (a)	36,681	2,842,044

		6,431,001

Industrial Conglomerates—0.2%
Carisle Cos., Inc.	33,461	1,482,322

Insurance—4.0%
American Financial Group, Inc.	42,221	1,557,533
Arthur J. Gallagher & Co. (b)	62,080	2,075,955
Aspen Insurance Holdings, Ltd. (b)	38,708	1,025,762
Brown & Brown, Inc. (b)	63,673	1,440,920
Everest Re Group, Ltd.	29,447	2,476,198
Fidelity National Financial, Inc.	120,165	1,914,228
First American Financial Corp. (b)	57,811	732,465
HCC Insurance Holdings, Inc.	62,326	1,713,965
Kemper Corp.	27,513	803,655
Mercury General Corp.	19,843	905,238
Old Republic International Corp. (b)	140,096	1,298,690
Protective Life Corp.	45,403	1,024,292
Reinsurance Group of America, Inc.	40,170	2,098,882
StanCorp Financial Group, Inc. (b)	24,226	890,306
The Hanover Insurance Group, Inc. (b)	24,601	859,805
Transatlantic Holdings, Inc.	31,495	1,723,721
W.R. Berkley Corp.	60,886	2,093,870

		24,635,485

Internet & Catalog Retail—0.1%
HSN, Inc.	22,018	798,373

Internet Software & Services—1.2%
AOL, Inc. (a) (b)	53,369	805,872
Equinix, Inc. (a)	25,994	2,635,791
Monster Worldwide, Inc. (a) (b)	70,632	560,112
Rackspace Hosting, Inc. (a) (b)	56,773	2,441,807
ValueClick, Inc. (a) (b)	45,278	737,579

		7,181,161

IT Services—2.5%
Acxiom Corp. (a) (b)	42,915	523,992
Alliance Data Systems Corp. (a) (b)	27,396	2,844,801
Broadridge Financial Solutions, Inc.	68,048	1,534,482
Convergys Corp. (a) (b)	65,880	841,288
CoreLogic, Inc. (a)	58,390	754,983
DST Systems, Inc.	18,364	835,929
Gartner, Inc. (Class A) (a)	52,027	1,808,979
Global Payments, Inc.	42,938	2,034,402
Lender Processing Services, Inc.	46,263	697,183
Mantech International Corp. (a) (b)	12,713	397,154
NeuStar, Inc. (a)	35,844	1,224,790
VeriFone Systems, Inc. (a) (b)	57,712	2,049,930

		15,547,913

Leisure Equipment & Products—0.3%
Polaris Industries, Inc. (b)	37,849	2,118,787

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. (a)	10,793	$1,036,560
Charles River Laboratories International, Inc. (a)	27,107	740,834
Covance, Inc. (a) (c)	33,312	1,523,025
Mettler-Toledo International, Inc. (a)	17,317	2,557,894
Techne Corp. (b)	20,287	1,384,790

		7,243,103

Machinery—5.1%
AGCO Corp. (a)	53,284	2,289,614
CLARCOR, Inc. (b)	27,540	1,376,725
Crane Co.	26,784	1,251,081
Donaldson Co., Inc.	40,856	2,781,477
Gardner Denver, Inc.	27,735	2,137,259
Graco, Inc.	32,723	1,338,043
Harsco Corp.	44,252	910,706
IDEX Corp. (b)	45,747	1,697,671
ITT Corp. (b)	50,851	982,950
Kennametal, Inc.	43,564	1,590,957
Lincoln Electric Holdings, Inc. (b)	45,945	1,797,368
Nordson Corp. (b)	32,691	1,346,215
Oshkosh Corp. (a)	50,123	1,071,630
Pentair, Inc. (b)	54,040	1,798,992
SPX Corp.	27,972	1,685,872
Terex Corp. (b)	60,144	812,545
Timkin Co. (b)	46,043	1,782,325
Trinity Industries, Inc. (b)	43,935	1,320,686
Valmont Industries, Inc.	12,323	1,118,805
Wabtec Corp.	26,301	1,839,755

		30,930,676

Marine—0.5%
Alexander & Baldwin, Inc.	22,860	933,145
Kirby Corp. (a) (b)	30,522	2,009,569

		2,942,714

Media—1.0%
AMC Networks, Inc. (a)	31,519	1,184,484
DreamWorks Animation SKG, Inc. (a) (b)	38,933	646,093
John Wiley & Sons, Inc.	26,045	1,156,398
Lamar Advertising Co. (Class A) (a) (b)	32,108	882,970
Meredith Corp. (b)	20,463	668,117
Scholastic Corp. (b)	13,862	415,444
The New York Times Co. (Class A) (a) (b)	66,288	512,406
Valassis Communications, Inc. (a) (b)	24,537	471,847

		5,937,759

Metals & Mining—1.2%
Carpenter Technology Corp. (b)	24,224	1,247,052
Commercial Metals Co. (b)	63,346	876,075
Compass Minerals International, Inc.	18,046	1,242,467
Reliance Steel & Aluminum Co.	41,105	2,001,403
Steel Dynamics, Inc. (b)	119,902	1,576,711
Worthington Industries, Inc. (b)	29,416	481,834

		7,425,542

Multi-Utilities—2.1%
Alliant Energy Corp.	60,848	$2,684,005
Black Hills Corp. (b)	21,639	726,638
MDU Resources Group, Inc. (b)	103,509	2,221,303
NSTAR (b)	56,793	2,666,999
OGE Energy Corp.	53,761	3,048,786
Vectren Corp.	44,876	1,356,602

		12,704,333

Multiline Retail—0.2%
99 Cents Only Stores (a)	25,935	569,273
Saks, Inc. (a) (b)	87,656	854,646

		1,423,919

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a)	28,489	1,019,336

Oil, Gas & Consumable Fuels—3.4%
Arch Coal, Inc. (b)	116,023	1,683,494
Bill Barrett Corp. (a) (b)	25,675	874,747
Cimarex Energy Co.	47,010	2,909,919
Comstock Resources, Inc. (a) (b)	26,122	399,667
Forest Oil Corp. (a)	61,320	830,886
HollyFrontier Corp.	114,063	2,669,074
Northern Oil & Gas, Inc. (a) (b)	34,632	830,475
Patriot Coal Corp. (a) (b)	50,099	424,339
Plains Exploration & Production Co. (a)	77,305	2,838,640
Quicksilver Resources, Inc. (a) (b)	65,761	441,256
SM Energy Co.	35,090	2,565,079
Southern Union Co. (b)	68,394	2,880,071
World Fuel Services Corp. (b)	39,005	1,637,430

		20,985,077

Paper & Forest Products—0.4%
Domtar Corp.	19,982	1,597,761
Louisiana-Pacific Corp. (a) (b)	74,714	602,942

		2,200,703

Pharmaceuticals—0.6%
Endo Pharmaceuticals Holdings, Inc. (a) (b)	64,057	2,211,888
Medicis Pharmaceutical Corp. (b)	34,592	1,150,184

		3,362,072

Professional Services—0.9%
FTI Consulting, Inc. (a) (b)	22,463	952,880
Korn/Ferry International (a) (b)	26,163	446,341
Manpower, Inc.	44,732	1,599,169
The Corporate Executive Board Co. (b)	18,254	695,477
Towers Watson & Co.	28,250	1,693,023

		5,386,890

Real Estate Investment Trusts—8.3%
Alexandria Real Estate Equities, Inc.	33,967	2,342,704
American Campus Communities, Inc. (b)	38,848	1,630,062
BRE Properties, Inc.	41,288	2,084,218

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Camden Property Trust	39,123	$2,435,016
Corporate Office Properties Trust (b)	39,467	839,068
Duke Realty Corp. (b)	138,668	1,670,949
Equity One, Inc. (b)	32,689	555,059
Essex Property Trust, Inc. (b)	18,709	2,628,802
Federal Realty Investment Trust	34,812	3,159,189
Highwoods Properties, Inc. (b)	39,792	1,180,629
Home Properties, Inc. (b)	26,463	1,523,475
Hospitality Properties Trust	67,723	1,556,275
Liberty Property Trust (b)	63,621	1,964,616
Mack-Cali Realty Corp.	47,777	1,275,168
National Retail Properties, Inc.	56,690	1,495,482
Omega Healthcare Investors, Inc. (b)	56,562	1,094,475
Potlatch Corp. (b)	22,033	685,447
Rayonier, Inc. (b)	66,276	2,957,898
Realty Income Corp. (b)	73,032	2,553,199
Regency Centers Corp.	49,297	1,854,553
Senior Housing Properties Trust (b)	89,173	2,001,042
SL Green Realty Corp.	47,233	3,147,607
Taubman Centers, Inc.	31,755	1,971,986
The Macerich Co.	72,339	3,660,353
UDR, Inc.	120,094	3,014,359
Weingarten Realty Investors (b)	66,252	1,445,619

		50,727,250

Real Estate Management & Development—0.2%
Jones Lang LaSalle, Inc.	23,833	1,460,010

Road & Rail—1.5%
Con-way, Inc.	30,477	888,709
J.B. Hunt Transport Services, Inc. (b)	49,280	2,221,050
Kansas City Southern (a)	60,224	4,095,834
Landstar System, Inc.	25,717	1,232,359
Werner Enterprises, Inc. (b)	24,358	587,028

		9,024,980

Semiconductors & Semiconductor Equipment—2.4%
Atmel Corp. (a) (c)	253,629	2,054,395
Cree, Inc. (a) (b)	63,262	1,394,294
Cypress Semiconductor Corp.	84,907	1,434,079
Fairchild Semiconductor International, Inc. (a)	69,314	834,541
Integrated Device Technology, Inc. (a)	77,881	425,230
International Rectifier Corp. (a)	37,855	735,144
Intersil Corp.	69,312	723,617
Lam Research Corp. (a)	65,545	2,426,476
MEMC Electronic Materials, Inc. (a)	126,356	497,843
RF Micro Devices, Inc. (a) (b)	152,398	822,949
Semtech Corp. (a) (b)	36,341	901,984
Silicon Laboratories, Inc. (a) (b)	22,945	996,272
Skyworks Solutions, Inc. (a) (b)	103,013	1,670,871

		14,917,695

Software—4.3%
ACI Worldwide, Inc. (a) (b)	18,369	526,088
Advent Software, Inc. (a) (b)	17,546	427,421

Software—(Continued)
ANSYS, Inc. (a) (b)	50,649	$2,901,175
Cadence Design Systems, Inc. (a)	149,311	1,552,834
Compuware Corp. (a)	119,739	996,228
Concur Technologies, Inc. (a) (b)	25,504	1,295,348
FactSet Research Systems, Inc. (b)	24,763	2,161,315
Fair Isaac Corp. (b)	19,574	701,532
Informatica Corp. (a)	58,306	2,153,241
Jack Henry & Associates, Inc.	47,468	1,595,400
Mentor Graphics Corp. (a) (b)	51,163	693,770
MICROS Systems, Inc. (a)	43,934	2,046,446
Parametric Technology Corp. (a)	64,063	1,169,790
Quest Software, Inc. (a)	30,974	576,116
Rovi Corp. (a) (b)	60,307	1,482,346
Solera Holdings, Inc.	38,874	1,731,448
Synopsys, Inc. (a)	78,571	2,137,131
TIBCO Software, Inc. (a)	88,392	2,113,453

		26,261,082

Specialty Retail—4.4%
Aaron’s, Inc.	41,406	1,104,712
Advance Auto Parts, Inc.	39,720	2,765,704
Aeropostale, Inc. (a) (b)	44,272	675,148
American Eagle Outfitters, Inc. (b)	106,225	1,624,180
ANN, Inc. (a) (b)	28,710	711,434
Ascena Retail Group, Inc. (a) (b)	36,878	1,096,014
Barnes & Noble, Inc. (b)	22,436	324,873
Chico’s FAS, Inc.	91,935	1,024,156
Collective Brands, Inc. (a) (b)	33,211	477,242
Dick’s Sporting Goods, Inc. (a) (b)	52,949	1,952,759
Foot Locker, Inc.	83,861	1,999,246
Guess?, Inc.	36,624	1,092,128
Office Depot, Inc. (a)	153,771	330,608
PetSmart, Inc.	61,200	3,138,948
RadioShack Corp. (b)	54,737	531,496
Rent-A-Center, Inc.	32,213	1,191,881
Signet Jewelers, Ltd.	47,648	2,094,606
Tractor Supply Co.	38,941	2,731,711
Williams-Sonoma, Inc.	56,844	2,188,494

		27,055,340

Textiles, Apparel & Luxury Goods—1.7%
Deckers Outdoor Corp. (a)	21,168	1,599,666
Fossil, Inc. (a)	28,829	2,287,869
Hanesbrands, Inc. (a)	53,275	1,164,591
PVH Corp.	37,038	2,610,809
The Warnaco Group, Inc. (a) (b)	22,194	1,110,588
Under Armour, Inc. (a) (b)	20,130	1,445,133

		10,218,656

Thrifts & Mortgage Finance—1.0%
Astoria Financial Corp. (b)	45,920	389,861
First Niagara Financial Group, Inc.	190,705	1,645,784
New York Community Bancorp, Inc. (b)	239,814	2,966,499
Washington Federal, Inc. (b)	59,004	825,466

		5,827,610

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Tobacco—0.1%
Universal Corp. (b)	12,736	$585,346

Trading Companies & Distributors—0.8%
GATX Corp. (b)	25,549	1,115,469
MSC Industrial Direct Co.	25,118	1,797,193
United Rentals, Inc. (a) (b)	34,347	1,014,954
Watsco, Inc. (b)	15,562	1,021,801

		4,949,417

Water Utilities—0.3%
Aqua America, Inc. (b)	75,972	1,675,183

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc. (b)	50,448	1,306,099

Total Common Stock (Identified Cost $537,336,337)		575,581,346

Mutual Funds—3.4%

Exchange Traded Funds—3.4%
SPDR S&P MidCap 400 ETF Trust (b)	132,000	21,059,280

Total Mutual Funds (Identified Cost $19,535,633)		21,059,280

Short Term Investments—30.4%

Discount Notes—2.5%
Federal Home Loan Bank 0.016%, 02/29/12	$12,225,000	12,224,900
Federal National Mortgage Association 0.016%, 03/21/12	2,850,000	2,849,936

		15,074,836

Mutual Funds—27.9%
State Street Navigator Securities Lending Prime Portfolio (d)	170,862,727	$170,862,727

Total Short Term Investments (Identified Cost $185,937,563)		185,937,563

Total Investments—127.9% (Identified Cost $742,809,533) (e)		782,578,189
Liabilities in excess of other assets		(170,667,215)

Net Assets—100.0%		$611,910,974

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $165,713,235 and the collateral received consisted of cash in the amount of $170,862,727 and non-cash collateral with a value of $257,019. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $3,060,830.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $750,975,963. The aggregate unrealized appreciation and depreciation of investments was $100,825,433 and $(69,223,207), respectively, resulting in net unrealized appreciation of $31,602,226 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Net Unrealized Depreciation
S&P MidCap 400 Index Futures	CME Index & Options Market	3/16/2012	170	$15,010,643	$14,914,100	($96,543)

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$575,581,346	$—	$—	$575,581,346
Total Mutual Funds*	21,059,280	—	—	21,059,280
Short Term Investments
Discount Notes	—	15,074,836	—	15,074,836
Mutual Funds	170,862,727	—	—	170,862,727
Total Short Term Investments	170,862,727	15,074,836	—	185,937,563
Total Investments	$767,503,353	$15,074,836	$—	$782,578,189

Futures Contracts**
Futures Contracts Long (Net Unrealized Depreciation)	$(96,543)	$—	$—	$(96,543)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$782,578,189
Cash		18,757
Receivable for:
Securities sold		2,868,016
Fund shares sold		56,145
Interest and dividends		676,893

Total Assets		786,198,000
Liabilities
Payable for:
Securities purchased	$1,110,515
Fund shares redeemed	1,923,337
Futures variation margin	57,800
Collateral for securities loaned	170,862,727
Accrued expenses:
Management fees	129,516
Distribution and service fees	79,319
Deferred directors’ fees	24,731
Other expenses	99,081

Total Liabilities		174,287,026

Net Assets		$611,910,974

Net assets consists of:
Paid in surplus		$547,192,311
Undistributed net investment income		5,509,168
Accumulated net realized gains		19,537,382
Unrealized appreciation on investments		39,672,113

Net Assets		$611,910,974

Net Assets
Class A		$236,555,533
Class B		275,534,641
Class E		37,136,119
Class G		62,684,681
Capital Shares (Authorized) Outstanding
Class A (35,000,000)		18,244,872
Class B (35,000,000)		21,464,495
Class E (7,500,000)		2,880,583
Class G (10,000,000)		4,901,279
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.97
Class B		12.84
Class E		12.89
Class G		12.79

(a)	Identified cost of investments was $742,809,533.
(b)	Includes securities on loan with a value of $165,713,235.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends		$8,156,855
Interest (a)		372,626

		8,529,481
Expenses
Management fees	$1,591,299
Distribution and service fees—Class B	695,512
Distribution and service fees—Class E	63,881
Distribution and service fees—Class G	182,868
Directors’ fees and expenses	50,558
Custodian and accounting	69,235
Audit and tax services	36,328
Legal	7,400
Shareholder reporting	163,578
Insurance	5,995
Miscellaneous	11,701

Total expenses	2,878,355
Less management fee waivers	(19,366)	2,858,989

Net Investment Income		5,670,492

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	28,022,259
Futures contracts	(22,833)	27,999,426

Net change in unrealized depreciation on:
Investments	(45,510,519)
Futures contracts	(377,738)	(45,888,257)

Net realized and unrealized loss		(17,888,831)

Net Decrease in Net Assets From Operations		$(12,218,339)

(a)	Includes net income on securities loaned of $363,058.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,670,492	$4,905,368
Net realized gain	27,999,426	28,428,604
Net change in unrealized appreciation (depreciation)	(45,888,257)	92,185,813

Increase (decrease) in net assets from operations	(12,218,339)	125,519,785

From Distributions to Shareholders
Net investment income
Class A	(2,338,598)	(2,255,122)
Class B	(1,907,034)	(1,817,256)
Class E	(340,737)	(400,350)
Class G	(379,177)	(118,391)

	(4,965,546)	(4,591,119)

Net realized capital gain
Class A	(10,735,454)	(284,259)
Class B	(11,461,866)	(283,946)
Class E	(1,822,472)	(57,193)
Class G	(2,429,231)	(20,180)

	(26,449,023)	(645,578)

Total distributions	(31,414,569)	(5,236,697)

Increase in net assets from capital share transactions	42,125,533	19,584,660

Total increase (decrease) in net assets	(1,507,375)	139,867,748

Net Assets
Beginning of the period	613,418,349	473,550,601

End of the period	$611,910,974	$613,418,349

Undistributed Net Investment Income
End of the period	$5,509,168	$4,804,222

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,295,302	$31,112,540	2,031,032	$24,732,824
Reinvestments	904,779	13,074,052	201,378	2,539,381
Redemptions	(3,507,348)	(48,151,320)	(3,045,674)	(36,769,075)

Net decrease	(307,267)	$(3,964,728)	(813,264)	$(9,496,870)

Class B
Sales	3,613,658	$47,952,358	3,147,835	$37,415,035
Reinvestments	932,931	13,368,900	167,828	2,101,202
Redemptions	(2,562,691)	(34,673,504)	(2,493,570)	(29,678,256)

Net increase	1,983,898	$26,647,754	822,093	$9,837,981

Class E
Sales	260,248	$3,578,741	327,290	$3,943,871
Reinvestments	150,327	2,163,209	36,429	457,543
Redemptions	(927,169)	(12,820,046)	(1,016,243)	(12,176,731)

Net decrease	(516,594)	$(7,078,096)	(652,524)	$(7,775,317)

Class G
Sales	2,894,708	$39,576,945	2,663,062	$31,896,204
Reinvestments	196,529	2,808,408	11,103	138,571
Redemptions	(1,201,240)	(15,864,750)	(428,092)	(5,015,909)

Net increase	1,889,997	$26,520,603	2,246,073	$27,018,866

Increase derived from capital share transactions		$42,125,533		$19,584,660

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.88	$11.10	$8.66	$15.03	$14.64

Income (Loss) From Investment Operations
Net investment income (a)	0.14	0.13	0.15	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.34)	2.79	2.85	(5.12)	0.95

Total from investment operations	(0.20)	2.92	3.00	(4.94)	1.15

Less Distributions
Distributions from net investment income	(0.13)	(0.12)	(0.17)	(0.19)	(0.12)
Distributions from net realized capital gains	(0.58)	(0.02)	(0.39)	(1.24)	(0.64)

Total distributions	(0.71)	(0.14)	(0.56)	(1.43)	(0.76)

Net Asset Value, End of Period	$12.97	$13.88	$11.10	$8.66	$15.03

Total Return (%)	(1.89)	26.28	36.99	(36.17)	7.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.31	0.34	0.33	0.32
Net ratio of expenses to average net assets (%) (b)	0.30	0.30	0.34	0.32	0.31
Ratio of net investment income to average net assets (%)	1.03	1.07	1.59	1.52	1.33
Portfolio turnover rate (%)	24	22	21	33	37
Net assets, end of period (in millions)	$236.56	$257.41	$214.99	$166.32	$277.84

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.75	$11.01	$8.58	$14.91	$14.53

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.10	0.12	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.34)	2.76	2.85	(5.09)	0.94

Total from investment operations	(0.23)	2.86	2.97	(4.94)	1.10

Less Distributions
Distributions from net investment income	(0.10)	(0.10)	(0.15)	(0.15)	(0.08)
Distributions from net realized capital gains	(0.58)	(0.02)	(0.39)	(1.24)	(0.64)

Total distributions	(0.68)	(0.12)	(0.54)	(1.39)	(0.72)

Net Asset Value, End of Period	$12.84	$13.75	$11.01	$8.58	$14.91

Total Return (%)	(2.19)	25.99	36.78	(36.38)	7.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.56	0.59	0.58	0.57
Net ratio of expenses to average net assets (%) (b)	0.55	0.55	0.59	0.57	0.56
Ratio of net investment income to average net assets (%)	0.79	0.83	1.34	1.29	1.07
Portfolio turnover rate (%)	24	22	21	33	37
Net assets, end of period (in millions)	$275.53	$267.85	$205.42	$133.39	$192.04

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.80	$11.05	$8.61	$14.96	$14.57

Income (Loss) From Investment Operations
Net investment income (a)	0.12	0.11	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.34)	2.76	2.86	(5.12)	0.95

Total from investment operations	(0.22)	2.87	2.99	(4.95)	1.13

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.16)	(0.16)	(0.10)
Distributions from net realized capital gains	(0.58)	(0.02)	(0.39)	(1.24)	(0.64)

Total distributions	(0.69)	(0.12)	(0.55)	(1.40)	(0.74)

Net Asset Value, End of Period	$12.89	$13.80	$11.05	$8.61	$14.96

Total Return (%)	(2.10)	26.08	36.93	(36.32)	7.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.46	0.49	0.48	0.47
Net ratio of expenses to average net assets (%) (b)	0.45	0.45	0.49	0.47	0.46
Ratio of net investment income to average net assets (%)	0.87	0.92	1.45	1.36	1.18
Portfolio turnover rate (%)	24	22	21	33	37
Net assets, end of period (in millions)	$37.14	$46.89	$44.75	$37.99	$69.90

	Class G
	Year ended December 31,
	2011	2010	2009(c)
Net Asset Value, Beginning of Period	$13.70	$10.97	$8.19

Income (Loss) From Investment Operations
Net investment income (a)	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	(0.33)	2.74	2.69

Total from investment operations	(0.23)	2.84	2.78

Less Distributions
Distributions from net investment income	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	(0.58)	(0.02)	0.00

Total distributions	(0.68)	(0.11)	0.00

Net Asset Value, End of Period	$12.79	$13.70	$10.97

Total Return (%)	(2.24)	25.92	33.94	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.61	0.64	(e)
Net ratio of expenses to average net assets (%) (b)	0.60	0.60	0.64	(e)
Ratio of net investment income to average net assets (%)	0.76	0.82	1.35	(e)
Portfolio turnover rate (%)	24	22	21
Net assets, end of period (in millions)	$62.68	$41.26	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2011 were $1,591,299.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2011 were $167,347.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Directors deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$162,856,881	$0	$147,886,491

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2011, the unrealized depreciation on open equity index futures contracts was $(96,543). For the year ended December 31, 2011, the Portfolio had realized losses in the amount of $(22,833) which is shown under net realized loss on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(377,738) which is shown under net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$9,547,624	$5,236,697	$21,866,945	$—	$—	$—	$31,414,569	$5,236,697

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$7,624,363	$25,516,804	$31,602,226	$—	$—	$64,743,393

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their

MSF-20

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Mid Cap Stock Index Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Mid Cap Stock Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-24

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-25

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-27

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-28

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-29

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-30

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-31

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Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned -1.14% and -1.37%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderate Index1, returned 0.28%.

MARKET ENVIRONMENT/CONDITIONS

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar-based investors.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The MetLife Moderate Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 40% to fixed income and 60% to equities. The exposure to bonds during a period of uncertainty dampened the volatility and reduced the downside compared to portfolio with higher exposure to equities. However, a higher than benchmark exposure to high yield and foreign bonds—both of which boosted relative performance in 2010—detracted from relative performance in 2011 as these asset classes trailed domestic investment grade bonds. The overweighting was a result of the opportunistic investment in these asset classes by several of the core bond portfolios. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Met/Artisan Mid Cap Value Portfolio, the Legg Mason ClearBridge Aggressive Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited from an overweight and good selection in the Health Care Sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a sport vehicle company. Legg Mason ClearBridge’s performance was aided by an overweight position and strong selection in the Health Care sector. Their strong performing Health Care stocks included Biogen Idec Inc., UnitedHealth Group Inc., Valeant Pharmaceuticals International Inc. and Amgen Inc. Artisan’s return was also boosted by owning stocks such as H&R Block, Fidelity National Financial, and Arch Capital Group.

The BlackRock Legacy Large Cap Growth Portfolio, the Davis Venture Value Portfolio, and the Pioneer Fund Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil Service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance. For Pioneer, security selection was the primary cause of below-index returns, particularly in the Information Technology sector; the largest single drag on returns in this sector was a lack of a position in Apple.

Within the core foreign equity portfolios, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management LLC during 2011) detracted from relative performance due in part to its exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the Portfolio’s single best performing holding in 2010, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS Research International Portfolio helped relative performance due to very good stock overall selection. Australian mining company Iluka Resource was a particularly strong source of good performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Templeton International Bond Portfolio’s impact on performance was mixed through the year:

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury Securities in times of stress.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	-1.14	1.26	3.99
Class B	-1.37	1.01	3.73
Dow Jones Moderate Index	0.28	2.83	5.36

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	13.6
BlackRock Bond Income Portfolio, (Class A)	8.3
Western Asset Management U.S. Government Portfolio, (Class A)	5.2
MFS Value Portfolio, (Class A)	5.1
Davis Venture Value Portfolio, (Class A)	4.9
T. Rowe Price Large Cap Value Portfolio, (Class A)	3.9
Van Kampen Comstock Portfolio, (Class A)	3.9
Harris Oakmark International Portfolio, (Class A)	3.8
MFS Research International Portfolio, (Class A)	3.7
PIMCO Inflation Protected Bond Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.70%	$1,000.00	$945.00	$3.43
	Hypothetical*	0.70%	$1,000.00	$1,021.64	$3.57

Class B(a)	Actual	0.95%	$1,000.00	$944.00	$4.65
	Hypothetical*	0.95%	$1,000.00	$1,020.36	$4.84

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio), (Class A) (a)	5,529,498	$43,517,147
BlackRock Bond Income Portfolio, (Class A) (a)	3,530,266	391,506,511
BlackRock High Yield Portfolio, (Class A) (b)	5,840,767	48,770,405
BlackRock Large Cap Value Portfolio, (Class A) (a)	9,117,698	94,459,352
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,549,953	88,571,337
Clarion Global Real Estate Portfolio, (Class A) (b)	9,750,198	90,871,849
Davis Venture Value Portfolio, (Class A) (a)	7,778,369	230,784,216
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	3,820,099	45,688,389
Harris Oakmark International Portfolio, (Class A) (b)	14,863,202	176,128,943
Invesco Small Cap Growth Portfolio, (Class A) (b) (c)	9,846,156	138,535,408
Janus Forty Portfolio, (Class A) (b)	1,388,328	88,367,064
Jennison Growth Portfolio, (Class A) (a)	11,725,353	142,345,782
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	5,906,962	46,133,373
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	4,664,910	46,695,745
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	3,861,249	49,423,985
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	270,240	48,378,437
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,271,562	43,348,198
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	9,443,627	97,647,101
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b) (c)	14,689,101	145,128,320
Met/Templeton International Bond Portfolio, (Class A) (b)	12,354,236	142,567,889
MFS Emerging Markets Equity Portfolio, (Class A) (b)	4,725,883	44,234,261
MFS Research International Portfolio, (Class A) (b)	19,391,675	175,106,822
MFS Value Portfolio, (Class A) (a)	19,461,371	238,012,564

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	331,636	$3,575,039

Neuberger Berman Genesis Portfolio, (Class A) (a)	7,871,870	94,856,038
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	12,353,116	147,125,616
PIMCO Total Return Portfolio, (Class A) (b)	52,590,212	638,445,174
Pioneer Fund Portfolio, (Class A) (b)	3,577,981	47,766,042
Rainier Large Cap Equity Portfolio, (Class A) (b)	11,543,387	89,922,984
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	6,441,270	95,781,681
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	8,819,763	185,215,018
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	4,618,335	44,012,733
Third Avenue Small Cap Value Portfolio, (ClassA) (b)	10,030,268	136,110,732
Van Eck Global Natural Resources Portfolio, (Class A) (a)	6,433,883	86,986,098
Van Kampen Comstock Portfolio, (Class A) (b)	19,655,451	183,188,799
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	3,774,222	49,102,634
Western Asset Management U.S. Government Portfolio, (Class A) (a)	19,925,735	243,293,219

Total Mutual Funds (Identified Cost $4,681,726,659)		4,701,604,905

Total Investments—100.0% (Identified Cost $4,681,726,659)(d)		4,701,604,905
Liabilities in excess of other assets		(1,237,473)

Net Assets—100.0%		$4,700,367,432

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $4,758,697,583. The aggregate unrealized appreciation and depreciation of investments was $121,077,196 and $(178,169,874), respectively, resulting in net unrealized depreciation of $(57,092,678) for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	13,496,266	1,794,982	9,761,750	5,529,498
BlackRock Bond Income	1,175,474	2,684,595	329,803	3,530,266
BlackRock High Yield	5,163,825	882,564	205,622	5,840,767
BlackRock Large Cap Value	12,958,402	1,297,448	5,138,152	9,117,698
BlackRock Legacy Large Cap Growth	0	3,617,739	67,786	3,549,953
Clarion Global Real Estate	4,426,563	5,535,093	211,458	9,750,198
Davis Venture Value	7,089,431	867,657	178,719	7,778,369
Dreman Small Cap Value	6,249,888	516,625	6,766,513	0

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Goldman Sachs Mid-Cap Value	0	3,892,792	72,693	3,820,099
Harris Oakmark International	9,944,794	5,244,700	326,292	14,863,202
Invesco Small Cap Growth	6,667,690	3,503,386	324,920	9,846,156
Janus Forty	0	1,415,936	27,608	1,388,328
Jennison Growth	18,663,087	1,630,615	8,568,349	11,725,353
Lazard Mid Cap	8,109,139	602,316	8,711,455	0
Legg Mason ClearBridge Aggressive Growth	0	6,025,182	118,220	5,906,962
Loomis Sayles Small Cap Growth	0	4,753,782	88,872	4,664,910
Lord Abbett Bond Debenture	6,889,413	1,038,381	4,066,545	3,861,249
Met/Artisan Mid Cap Value	530,038	47,374	307,172	270,240
Met/Dimensional International Small Company	5,708,869	969,613	3,406,920	3,271,562
Met/Eaton Vance Floating Rate	8,372,963	1,580,601	509,937	9,443,627
Met/Franklin Low Duration Total Return	0	15,279,249	590,148	14,689,101
Met/Franklin Mutual Shares	24,366,291	4,030,078	28,396,369	0
Met/Templeton International Bond	10,558,119	2,107,945	311,828	12,354,236
MFS Emerging Markets Equity	8,203,475	1,241,577	4,719,169	4,725,883
MFS Research International	13,606,125	6,309,332	523,782	19,391,675
MFS Value	17,910,772	2,071,603	521,004	19,461,371
Morgan Stanley Mid Cap Growth	0	517,919	186,283	331,636
Neuberger Berman Genesis	4,070,553	4,001,776	200,459	7,871,870
PIMCO Inflation Protected Bond	3,771,092	9,997,175	1,415,151	12,353,116
PIMCO Total Return	68,449,147	11,575,406	27,434,341	52,590,212
Pioneer Fund	16,084,598	1,375,831	13,882,448	3,577,981
Rainier Large Cap Equity	0	11,766,092	222,705	11,543,387
T. Rowe Price Large Cap Growth	15,338,483	1,195,830	10,093,043	6,441,270
T. Rowe Price Large Cap Value	0	8,990,402	170,639	8,819,763
T. Rowe Price Mid Cap Growth	9,539,613	845,329	5,766,607	4,618,335
Third Avenue Small Cap Value	0	10,217,590	187,322	10,030,268
Van Eck Global Natural Resources	5,729,817	1,820,481	1,116,415	6,433,883
Van Kampen Comstock	0	20,035,967	380,516	19,655,451
Western Asset Management Strategic Bond Opportunities	6,752,929	975,450	3,954,157	3,774,222
Western Asset Management U.S. Government	20,773,962	3,721,484	4,569,711	19,925,735

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	$625,779	$0	$2,377,969	$43,517,147
BlackRock Bond Income	3,998,845	0	5,489,567	391,506,511
BlackRock High Yield	10,845	0	3,172,660	48,770,405
BlackRock Large Cap Value	13,015,435	0	1,633,501	94,459,352
BlackRock Legacy Large Cap Growth	(228,164)	0	0	88,571,337
Clarion Global Real Estate	(1,036,612)	0	1,921,444	90,871,849
Davis Venture Value	(1,229,258)	0	2,631,632	230,784,216
Dreman Small Cap Value	22,308,233	0	1,607,358	0
Goldman Sachs Mid-Cap Value	(127,056)	0	0	45,688,389
Harris Oakmark International	(1,463,366)	0	38,511	176,128,943
Invesco Small Cap Growth	(75,888)	0	0	138,535,408
Janus Forty	(176,409)	0	0	88,367,064
Jennison Growth	6,632,910	0	672,178	142,345,782
Lazard Mid Cap	24,095,833	0	897,720	0
Legg Mason ClearBridge Aggressive Growth	(81,855)	0	0	46,133,373
Loomis Sayles Small Cap Growth	(129,260)	0	0	46,695,745
Lord Abbett Bond Debenture	3,213,376	0	5,884,324	49,423,985
Met/Artisan Mid Cap Value	23,079,613	0	950,341	48,378,437
Met/Dimensional International Small Company	24,360,928	3,529,829	2,064,505	43,348,198

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
Met/Eaton Vance Floating Rate	$149,222	$245,612	$1,892,560	$97,647,101
Met/Franklin Low Duration Total Return	(42,033)	0	0	145,128,320
Met/Franklin Mutual Shares	44,165,944	13,024,936	6,948,564	0
Met/Templeton International Bond	674,024	186,994	10,366,114	142,567,889
MFS Emerging Markets Equity	20,163,979	0	1,492,196	44,234,261
MFS Research International	(1,362,094)	0	3,005,807	175,106,822
MFS Value	(33,479)	0	3,702,855	238,012,564
Morgan Stanley Mid Cap Growth	(239,908)	0	0	3,575,039
Neuberger Berman Genesis	288,130	0	382,716	94,856,038
PIMCO Inflation Protected Bond	1,549,248	2,239,474	871,829	147,125,616
PIMCO Total Return	2,280,857	28,396,437	26,395,790	638,445,174
Pioneer Fund	68,385,959	0	2,928,418	47,766,042
Rainier Large Cap Equity	(193,668)	0	0	89,922,984
T. Rowe Price Large Cap Growth	27,972,729	0	210,912	95,781,681
T. Rowe Price Large Cap Value	(470,481)	0	0	185,215,018
T. Rowe Price Mid Cap Growth	28,050,240	2,523,461	0	44,012,733
Third Avenue Small Cap Value	(395,568)	0	0	136,110,732
Van Eck Global Natural Resources	8,577,769	9,990,354	1,367,694	86,986,098
Van Kampen Comstock	(427,689)	0	0	183,188,799
Western Asset Management Strategic Bond Opportunities	10,900,751	0	4,742,988	49,102,634
Western Asset Management U.S. Government	(572,873)	9,481,539	4,131,242	243,293,219

	$326,214,988	$69,618,636	$97,781,395	$4,701,604,905

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,701,604,905	$—	$—	$4,701,604,905
Total Investments	$4,701,604,905	$—	$—	$4,701,604,905

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)		$4,701,604,905
Receivable for:
Affiliated securities sold		248,105
Fund shares sold		693,632

Total Assets		4,702,546,642
Liabilities
Payable for:
Fund shares redeemed	$940,935
Due to custodian bank	803
Accrued expenses:
Management fees	230,697
Distribution and service fees	943,834
Deferred directors’ fees	24,731
Other expenses	38,210

Total Liabilities		2,179,210

Net Assets		$4,700,367,432

Net assets consists of:
Paid in surplus		$4,685,005,703
Undistributed net investment income		114,777,202
Accumulated net realized losses		(119,293,719)
Unrealized appreciation on affiliated investments		19,878,246

Net Assets		$4,700,367,432

Net Assets
Class A		$239,008,405
Class B		4,461,359,027
Capital Shares (Authorized) Outstanding
Class A (40,000,000)		22,072,237
Class B (505,000,000)		413,499,505
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.83
Class B		10.79

(a)	Identified cost of affiliated investments was $4,681,726,659.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from affiliated Underlying Portfolios		$97,781,395

Expenses
Management fees	$2,757,672
Distribution and service fees—Class B	11,309,629
Directors’ fees and expenses	8,093
Custodian and accounting	25,083
Audit and tax services	24,665
Legal	55,119
Miscellaneous	11,842

Total expenses		14,192,103

Net Investment Income		83,589,292

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	326,214,988
Capital gains distributions from affiliated Underlying Portfolios	69,618,636	395,833,624

Net change in unrealized depreciation on:
Affiliated investments		(557,043,249)

Net realized and unrealized loss		(161,209,625)

Net Decrease in Net Assets From Operations		$(77,620,333)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$83,589,292	$61,438,724
Net realized gain (loss)	395,833,624	(4,642,152)
Net change in unrealized appreciation (depreciation)	(557,043,249)	428,717,051

Increase (decrease) in net assets from operations	(77,620,333)	485,513,623

From Distributions to Shareholders
Net investment income
Class A	(4,171,993)	(5,670,403)
Class B	(67,897,534)	(86,395,866)

Total distributions	(72,069,527)	(92,066,269)

Increase in net assets from capital share transactions	396,910,904	840,468,736

Total increase in net assets	247,221,044	1,233,916,090

Net Assets
Beginning of the period	4,453,146,388	3,219,230,298

End of the period	$4,700,367,432	$4,453,146,388

Undistributed Net Investment Income
End of the period	$114,777,202	$71,486,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,078,538	$45,374,139	4,310,641	$44,670,037
Reinvestments	363,098	4,171,993	542,622	5,670,403
Redemptions	(3,320,255)	(36,911,570)	(2,617,444)	(27,064,696)

Net increase	1,121,381	$12,634,562	2,235,819	$23,275,744

Class B
Sales	56,687,865	$637,981,732	89,485,659	$925,921,933
Reinvestments	5,919,576	67,897,534	8,275,466	86,395,866
Redemptions	(29,119,705)	(321,602,924)	(19,086,677)	(195,124,807)

Net increase	33,487,736	$384,276,342	78,674,448	$817,192,992

Increase derived from capital share transactions		$396,910,904		$840,468,736

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.14	$10.09	$8.40	$12.00	$11.52

Income (Loss) From Investment Operations
Net investment income (a)	0.22	0.20	0.30	0.25	0.17
Net realized and unrealized gain (loss) on investments	(0.34)	1.14	1.83	(3.59)	0.36

Total from investment operations	(0.12)	1.34	2.13	(3.34)	0.53

Less Distributions
Distributions from net investment income	(0.19)	(0.29)	(0.30)	(0.12)	(0.03)
Distributions from net realized capital gains	0.00	0.00	(0.14)	(0.14)	(0.02)

Total distributions	(0.19)	(0.29)	(0.44)	(0.26)	(0.05)

Net Asset Value, End of Period	$10.83	$11.14	$10.09	$8.40	$12.00

Total Return (%)	(1.14)	13.47	26.84	(28.43)	4.55

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.06	0.06	0.07	0.07	0.09
Ratio of net investment income to average net assets (%) (c)	1.99	1.95	3.44	2.38	1.44
Portfolio turnover rate (%)	41	14	32	24	14
Net assets, end of period (in millions)	$239.01	$233.42	$188.75	$135.50	$171.93

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.10	$10.06	$8.37	$11.96	$11.48

Income (Loss) From Investment Operations
Net investment income (a)	0.19	0.17	0.27	0.21	0.12
Net realized and unrealized gain (loss) on investments	(0.33)	1.14	1.83	(3.57)	0.38

Total from investment operations	(0.14)	1.31	2.10	(3.36)	0.50

Less Distributions
Distributions from net investment income	(0.17)	(0.27)	(0.27)	(0.09)	(0.00	)(d)
Distributions from net realized capital gains	0.00	0.00	(0.14)	(0.14)	(0.02)

Total distributions	(0.17)	(0.27)	(0.41)	(0.23)	(0.02)

Net Asset Value, End of Period	$10.79	$11.10	$10.06	$8.37	$11.96

Total Return (%)	(1.37)	13.17	26.53	(28.63)	4.35

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.31	0.31	0.32	0.32	0.34
Ratio of net investment income to average net assets (%) (c)	1.74	1.64	3.11	2.08	0.98
Portfolio turnover rate (%)	41	14	32	24	14
Net assets, end of period (in millions)	$4,461.36	$4,219.73	$3,030.48	$1,917.00	$2,127.61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(c)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$2,757,672	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to October 31, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

average daily net assets) in effect from May 1, 2011 to October 31, 2012 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2011, there were no expenses deferred in prior periods subject to repayment.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2011 were $2,443,791,257 and $1,965,645,324, respectively.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$72,069,527	$92,066,269	$—	$—	$—	$—	$72,069,527	$92,066,269

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$114,801,933	$—	$(57,092,678)	$(42,322,795)	$—	$15,386,460

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,769,793	$37,553,002	$42,322,795

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Asset Allocation Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Asset Allocation Portfolio at

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

the Asset Allocation Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Asset Allocation Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate Allocation Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-22

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-23

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

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Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned -3.55% and -3.77%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Aggressive Index1, returned -2.63%.

MARKET ENVIRONMENT/CONDITION

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar-based investors.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 20% to fixed income and 80% to equities. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Met/Artisan Mid Cap Value Portfolio, the Legg Mason ClearBridge Aggressive Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited from an overweight and good selection in the Health Care Sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a sport vehicle company. Legg Mason ClearBridge’s performance was aided by an overweight position and strong selection in the Health Care sector. Their strong performing Health Care stocks included Biogen Idec Inc., UnitedHealth Group Inc., Valeant Pharmaceuticals International Inc. and Amgen Inc. Artisan’s return was also boosted by owning stocks such as H&R Block, Fidelity National Financial, and Arch Capital Group.

The BlackRock Legacy Large Cap Growth Portfolio, the Davis Venture Value Portfolio, and the Pioneer Fund Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil Service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance. For Pioneer, security selection was the primary cause of below-index returns, particularly in the Information Technology sector; the largest single drag on returns in this sector was a lack of a position in Apple.

Within the core foreign equity portfolios, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management LLC during 2011) detracted from relative performance due in part to its exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the Portfolio’s single best performing holding in 2010, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS Research International Portfolio helped relative performance due to very good stock overall selection. Australian mining company Iluka Resources was a particularly strong source of good performance.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During that period of extreme stress, Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency positioning, detracted from performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	-3.55	-0.58	3.21
Class B	-3.77	-0.81	2.96
Dow Jones Moderately Aggressive Index	-2.63	1.54	5.38

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	8.3
MFS Value Portfolio, (Class A)	6.2
Davis Venture Value Portfolio, (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio, (Class A)	5.0
Van Kampen Comstock Portfolio, (Class A)	5.0
Harris Oakmark International Portfolio, (Class A)	4.7
MFS Research International Portfolio, (Class A)	4.7
BlackRock Bond Income Portfolio, (Class A)	4.1
Jennison Growth Portfolio, (Class A)	4.1
Invesco Small Cap Growth Portfolio, (Class A)	4.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.77%	$1,000.00	$917.00	$3.72
	Hypothetical*	0.77%	$1,000.00	$1,021.28	$3.92

Class B(a)	Actual	1.02%	$1,000.00	$916.80	$4.93
	Hypothetical*	1.02%	$1,000.00	$1,020.00	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio), (Class A) (a)	6,408,197	$50,432,511
BlackRock Bond Income Portfolio, (Class A) (a)	998,907	110,778,762
BlackRock Large Cap Value Portfolio, (Class A) (a)	5,338,151	55,303,248
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,084,372	76,955,081
Clarion Global Real Estate Portfolio, (Class A) (b)	8,586,065	80,022,129
Davis Venture Value Portfolio, (Class A) (a)	4,592,829	136,269,243
Dreman Small Cap Value Portfolio, (Class A) (b)	4,105,218	53,942,561
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	4,399,550	52,618,615
Harris Oakmark International Portfolio, (Class A) (b)	10,718,275	127,011,553
Invesco Small Cap Growth Portfolio, (Class A) (b) (c)	7,557,286	106,331,007
Janus Forty Portfolio, (Class A) (b)	1,258,569	80,107,914
Jennison Growth Portfolio, (Class A) (a)	8,954,517	108,707,835
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	10,446,352	81,586,009
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	5,371,337	53,767,085
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,360,355	55,812,547
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	157,002	28,106,501
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,779,159	50,073,858
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,671,446	27,622,749
Met/Templeton International Bond Portfolio, (Class A) (b)	4,731,943	54,606,627
MFS Emerging Markets Equity Portfolio, (Class A) (b)	5,477,160	51,266,216
MFS Research International Portfolio, (Class A) (b)	13,954,652	126,010,509
MFS Value Portfolio, (Class A) (a)	13,581,045	166,096,178
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	170,188	1,834,629
Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,292,134	$27,620,220
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	4,650,072	55,382,354
PIMCO Total Return Portfolio, (Class A) (b)	18,303,182	222,200,629
Rainier Large Cap Equity Portfolio, (Class A) (b)	10,221,471	79,625,260
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	5,537,665	82,345,073
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	6,428,117	134,990,451
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	2,708,446	25,811,494
Third Avenue Small Cap Value Portfolio, (ClassA) (b)	3,860,948	52,393,063
Turner Mid Cap Growth Portfolio, (Class A) (b) (c)	1,971,079	25,170,679
Van Eck Global Natural Resources Portfolio, (Class A) (a)	5,593,275	75,621,083
Van Kampen Comstock Portfolio, (Class A) (b)	14,453,684	134,708,338
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,134,767	27,773,325

Total Mutual Funds (Identified Cost $2,645,595,142)		2,678,905,336

Total Investments—100.0% (Identified Cost $2,645,595,142) (d)		2,678,905,336
Liabilities in excess of other assets		(721,153)

Net Assets—100.0%		$2,678,184,183

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $2,737,004,472. The aggregate unrealized appreciation and depreciation of investments was $69,681,948 and $(127,781,084), respectively, resulting in net unrealized depreciation of $(58,099,136) for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	11,698,339	860,730	6,150,872	6,408,197
BlackRock Bond Income	0	1,164,953	166,046	998,907
BlackRock High Yield	3,340,859	247,684	3,588,543	0
BlackRock Large Cap Value	8,355,883	171,078	3,188,810	5,338,151
BlackRock Legacy Large Cap Growth	0	3,211,163	126,791	3,084,372
Clarion Global Real Estate	5,725,361	3,282,804	422,100	8,586,065
Davis Venture Value	6,475,636	144,980	2,027,787	4,592,829
Dreman Small Cap Value	6,028,340	367,565	2,290,687	4,105,218

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
Goldman Sachs Mid Cap Value	0	4,579,344	179,794	4,399,550
Harris Oakmark International	8,659,319	2,659,599	600,643	10,718,275
Invesco Small Cap Growth	8,698,400	189,218	1,330,332	7,557,286
Janus Forty	1,227,692	99,578	68,701	1,258,569
Jennison Growth	14,454,858	174,799	5,675,140	8,954,517
Lazard Mid Cap	7,925,485	116,471	8,041,956	0
Legg Mason ClearBridge Aggressive Growth	0	10,906,839	460,487	10,446,352
Loomis Sayles Small Cap Growth	0	5,594,474	223,137	5,371,337
Lord Abbett Bond Debenture	4,439,405	448,300	527,350	4,360,355
Met/Artisan Mid Cap Value	690,674	11,144	544,816	157,002
Met/Dimensional International Small Company	3,725,991	468,735	415,567	3,779,159
Met/Eaton Vance Floating Rate	0	2,992,550	321,104	2,671,446
Met/Franklin Mutual Shares	12,680,833	1,206,574	13,887,407	0
Met/Templeton International Bond	6,896,962	598,693	2,763,712	4,731,943
MFS Emerging Markets Equity	7,971,448	653,747	3,148,035	5,477,160
MFS Research International	11,756,542	2,990,954	792,844	13,954,652
MFS Value	14,007,706	538,799	965,460	13,581,045
Morgan Stanley Mid Cap Growth	0	414,421	244,233	170,188
Neuberger Berman Genesis	2,653,925	45,604	407,395	2,292,134
PIMCO Inflation Protected Bond	0	5,542,050	891,978	4,650,072
PIMCO Total Return	30,612,032	3,446,239	15,755,089	18,303,182
Pioneer Fund	12,553,739	224,376	12,778,115	0
Rainier Large Cap Equity	0	10,637,797	416,326	10,221,471
T. Rowe Price Large Cap Growth	11,889,880	109,250	6,461,465	5,537,665
T. Rowe Price Large Cap Value	0	6,693,948	265,831	6,428,117
T. Rowe Price Mid Cap Growth	9,326,481	275,490	6,893,525	2,708,446
Third Avenue Small Cap Value	0	4,017,408	156,460	3,860,948
Turner Mid Cap Growth	0	2,051,818	80,739	1,971,079
Van Eck Global Natural Resources	3,690,432	2,405,306	502,463	5,593,275
Van Kampen Comstock	0	15,046,285	592,601	14,453,684
Western Asset Management Strategic Bond Opportunities	0	2,442,520	307,753	2,134,767

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
Baillie Gifford International Stock (formerly Artio International Stock)	($29,025,729)	$0	$1,929,202	$50,432,511
BlackRock Bond Income	480,003	0	0	110,778,762
BlackRock High Yield	6,815,929	0	1,924,744	0
BlackRock Large Cap Value	11,753,480	0	988,061	55,303,248
BlackRock Legacy Large Cap Growth	(380,546)	0	0	76,955,081
Clarion Global Real Estate	(1,979,177)	0	2,328,375	80,022,129
Davis Venture Value	(7,833,155)	0	2,251,900	136,269,243
Dreman Small Cap Value	3,628,376	0	1,452,536	53,942,561
Goldman Sachs Mid Cap Value	(265,430)	0	0	52,618,615
Harris Oakmark International	(2,460,761)	0	31,308	127,011,553
Invesco Small Cap Growth	1,064,361	0	0	106,331,007
Janus Forty	1,165,880	0	1,491,969	80,107,914
Jennison Growth	2,030,668	0	488,322	108,707,835
Lazard Mid Cap	17,339,471	0	821,783	0
Legg Mason ClearBridge Aggressive Growth	(286,033)	0	0	81,586,009
Loomis Sayles Small Cap Growth	(281,438)	0	0	53,767,085
Lord Abbett Bond Debenture	97,946	0	3,553,852	55,812,547
Met/Artisan Mid Cap Value	38,623,682	0	1,159,201	28,106,501
Met/Dimensional International Small Company	2,629,390	2,165,839	1,266,743	50,073,858
Met/Eaton Vance Floating Rate	(16,420)	0	0	27,622,749

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
Met/Franklin Mutual Shares	$28,213,931	$6,342,344	$3,383,524	$0
Met/Templeton International Bond	6,103,088	114,046	6,322,212	54,606,627
MFS Emerging Markets Equity	17,266,570	0	1,355,478	51,266,216
MFS Research International	(2,040,151)	0	2,442,558	126,010,509
MFS Value	(1,035,500)	0	2,714,159	166,096,178
Morgan Stanley Mid Cap Growth	(176,655)	0	0	1,834,629
Neuberger Berman Genesis	819,251	0	233,379	27,620,220
PIMCO Inflation Protected Bond	456,523	0	0	55,382,354
PIMCO Total Return	669,885	12,216,459	11,355,759	222,200,629
Pioneer Fund	58,462,251	0	2,138,787	0
Rainier Large Cap Equity	(313,985)	0	0	79,625,260
T. Rowe Price Large Cap Growth	2,141,171	0	152,908	82,345,073
T. Rowe Price Large Cap Value	(639,737)	0	0	134,990,451
T. Rowe Price Mid Cap Growth	31,570,541	2,323,242	0	25,811,494
Third Avenue Small Cap Value	(309,905)	0	0	52,393,063
Turner Mid Cap Growth	(139,311)	0	0	25,170,679
Van Eck Global Natural Resources	3,633,904	6,093,422	834,198	75,621,083
Van Kampen Comstock	(584,289)	0	0	134,708,338
Western Asset Management Strategic Bond Opportunities	64,251	0	0	27,773,325

	$187,262,330	$29,255,352	$50,620,958	$2,678,905,336

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,678,905,336	$—	$—	$2,678,905,336
Total Investments	$2,678,905,336	$—	$—	$2,678,905,336

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)		$2,678,905,336
Receivable for:
Affiliated securities sold		1,234,609
Fund shares sold		156,426

Total Assets		2,680,296,371
Liabilities
Payable for:
Fund shares redeemed	$1,390,572
Due to custodian bank	464
Accrued expenses:
Management fees	145,470
Distribution and service fees	515,985
Deferred directors’ fees	24,731
Other expenses	34,966

Total Liabilities		2,112,188

Net Assets		$2,678,184,183

Net assets consists of:
Paid in surplus		$2,937,353,047
Undistributed net investment income		54,431,133
Accumulated net realized losses		(346,910,191)
Unrealized appreciation on affiliated investments		33,310,194

Net Assets		$2,678,184,183

Net Assets
Class A		$246,121,889
Class B		2,432,062,294
Capital Shares (Authorized) Outstanding
Class A (40,000,000)		23,682,688
Class B (400,000,000)		234,850,124
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.39
Class B		10.36

(a)	Identified cost of affiliated investments was $2,645,595,142.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from affiliated Underlying Portfolios		$50,620,958

Expenses
Management fees	$1,812,423
Distribution and service fees—Class B	6,553,572
Directors’ fees and expenses	8,093
Custodian and accounting	25,084
Audit and tax services	24,665
Legal	32,991
Miscellaneous	10,440

Total expenses		8,467,268

Net Investment Income		42,153,690

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	187,262,330
Capital gains distributions from affiliated Underlying Portfolios	29,255,352	216,517,682

Net change in unrealized depreciation on:
Affiliated investments		(364,098,344)

Net realized and unrealized loss		(147,580,662)

Net Decrease in Net Assets From Operations		$(105,426,972)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$42,153,690	$33,961,195
Net realized gain (loss)	216,517,682	(27,153,572)
Net change in unrealized appreciation (depreciation)	(364,098,344)	366,757,298

Increase (decrease) in net assets from operations	(105,426,972)	373,564,921

From Distributions to Shareholders
Net investment income
Class A	(4,070,957)	(4,975,811)
Class B	(37,034,191)	(53,277,050)

Total distributions	(41,105,148)	(58,252,861)

Decrease in net assets from capital share transactions	(99,596,166)	(62,221,696)

Total increase (decrease) in net assets	(246,128,286)	253,090,364

Net Assets
Beginning of the period	2,924,312,469	2,671,222,105

End of the period	$2,678,184,183	$2,924,312,469

Undistributed Net Investment Income
End of the period	$54,431,133	$40,700,528

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,588,461	$39,127,626	4,111,659	$40,976,723
Reinvestments	357,415	4,070,957	487,825	4,975,811
Redemptions	(2,751,959)	(29,605,908)	(2,841,890)	(28,421,760)

Net increase	1,193,917	$13,592,675	1,757,594	$17,530,774

Class B
Sales	11,231,901	$122,834,506	13,359,284	$133,360,295
Reinvestments	3,257,185	37,034,191	5,233,502	53,277,050
Redemptions	(25,236,052)	(273,057,538)	(27,187,572)	(266,389,815)

Net decrease	(10,746,966)	$(113,188,841)	(8,594,786)	$(79,752,470)

Decrease derived from capital share transactions		$(99,596,166)		$(62,221,696)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.94	$9.74	$7.90	$12.43	$11.98

Income (Loss) From Investment Operations
Net investment income (a)	0.18	0.14	0.21	0.17	0.12
Net realized and unrealized gain (loss) on investments	(0.55)	1.29	2.00	(4.43)	0.38

Total from investment operations	(0.37)	1.43	2.21	(4.26)	0.50

Less Distributions
Distributions from net investment income	(0.18)	(0.23)	(0.25)	(0.09)	(0.03)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(0.18)	(0.02)

Total distributions	(0.18)	(0.23)	(0.37)	(0.27)	(0.05)

Net Asset Value, End of Period	$10.39	$10.94	$9.74	$7.90	$12.43

Total Return (%)	(3.55)	14.89	29.43	(34.96)	4.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.07	0.07	0.07	0.07	0.09
Ratio of net investment income to average net assets (%) (c)	1.66	1.45	2.49	1.69	0.95
Portfolio turnover rate (%)	46	17	37	26	14
Net assets, end of period (in millions)	$246.12	$246.03	$201.93	$131.60	$155.39

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.91	$9.71	$7.87	$12.39	$11.94

Income (Loss) From Investment Operations
Net investment income (a)	0.16	0.12	0.19	0.15	0.07
Net realized and unrealized gain (loss) on investments	(0.56)	1.29	1.99	(4.43)	0.40

Total from investment operations	(0.40)	1.41	2.18	(4.28)	0.47

Less Distributions
Distributions from net investment income	(0.15)	(0.21)	(0.22)	(0.06)	(0.00	)(d)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(0.18)	(0.02)

Total distributions	(0.15)	(0.21)	(0.34)	(0.24)	(0.02)

Net Asset Value, End of Period	$10.36	$10.91	$9.71	$7.87	$12.39

Total Return (%)	(3.77)	14.70	29.09	(35.11)	3.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.32	0.32	0.32	0.32	0.34
Ratio of net investment income to average net assets (%) (c)	1.44	1.24	2.32	1.51	0.56
Portfolio turnover rate (%)	46	17	37	26	14
Net assets, end of period (in millions)	$2,432.06	$2,678.29	$2,469.30	$1,772.82	$2,216.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(c)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$1,812,423	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to October 31, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to October 31, 2012 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2011, there were no expenses deferred in prior periods subject to repayment.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2011 were $1,342,783,473 and $1,412,115,760, respectively.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$41,105,148	$58,252,861	$—	$—	$—	$—	$41,105,148	$58,252,861

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,455,865	$—	$(58,099,136)	$(255,500,862)	$—	$(259,144,133)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely,

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,303,324	$251,197,538	$255,500,862

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Asset Allocation Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Asset Allocation Portfolio at

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

the Asset Allocation Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Asset Allocation Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate to Aggressive Allocation Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate to Aggressive Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate to Aggressive Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-22

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-23

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 1.84%, 1.64%, 1.76%, and 1.71%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 2.11%.

MARKET ENVIRONMENT/CONDITIONS

During 2011, the stock market experienced high levels of volatility caused by investors reacting to major global events. These significant global events included the earthquake in Japan whose aftermath greatly impacted the Asian economy; fear of a Greek sovereign debt default; geopolitical unrest and military tension throughout the Middle East and North Africa; and worries that the contagion from the European sovereign debt crisis would spread causing a global recession. In the U.S., major concerns affecting investor sentiment included the government’s inability to compromise on a solution for decreasing the U.S. budget deficit; the failure of President Obama and Congress to reach a deal on the debt ceiling; and Standard & Poor’s downgrade of U.S. sovereign debt from AAA to AA+. However, by the end of the year, equities recovered from their September lows, as Eurozone leaders and the European Central Bank continued to address the European debt crisis. Other factors, which had a positive impact on the market included better than expected corporate earnings, improved macroeconomic data, increased share buybacks, and a rise in merger and acquisition activity. Also, the U.S. unemployment rate dropped to 8.5% in December 2011, the lowest level since March 2009.

During the year, the Federal Open Market Committee (FOMC) met eight times and decided to keep the target range for the Federal Funds Rate between zero and 0.25% each time. The FOMC acknowledged that strains in global financial markets will continue to pose significant downside risks to the economy. The FOMC also said future economic conditions are likely to warrant exceptionally low levels for the Federal Funds Rate through mid-2013.

Seven of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. Utilities (3.3% beginning weight in the benchmark), which was up 19.9% was the best-performing sector. Consumer Staples (10.6% beginning weight), which increased 14.0% was the second best-performing sector, and provided the largest positive impact to the benchmark’s one-year return. Financials (16.1% beginning weight), down 17.1%, was the worst-performing sector. Only slightly better than Financials were the Materials sector (3.7% beginning weight), which was down 9.8%, and Industrials (10.9% beginning weight) which decreased by 0.6%.

The stocks with the largest positive impact on the benchmark return for the year were International Business Machines, up 27.4%; Apple, up 25.6%; and Exxon Mobil, up 18.7%. The stocks with the largest negative impact on the Index were Bank of America, down 58.1%; Goldman Sachs, down 45.6%; and Citigroup, down 44.3%. During 2011, 25 companies were added to the benchmark while 25 companies were eliminated.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning every stock within the Index at an amount that is proportional to its market capitalization weight within the Index. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impacted tracking error during the year included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	1.84	-0.46	2.65	—
Class B	1.64	-0.71	2.40	—
Class D	1.76	—	—	17.53
Class E	1.71	-0.61	2.50	—
S&P 500 Index	2.11	-0.25	2.92	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.5
Apple, Inc.	3.3
International Business Machines Corp.	1.9
Chevron Corp.	1.8
Microsoft Corp.	1.7
General Electric Co.	1.6
The Procter & Gamble Co.	1.6
AT&T, Inc.	1.5
Johnson & Johnson	1.5
Pfizer, Inc.	1.4

Top Sectors

% of Net Assets
Information Technology	18.9
Financials	13.2
Energy	12.1
Health Care	11.7
Consumer Staples	11.4
Consumer Discretionary	10.7
Industrials	10.5
Utilities	3.8
Materials	3.5
Telecommunications	3.1

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.26%	$1,000.00	$961.70	$1.29
	Hypothetical*	0.26%	$1,000.00	$1,023.88	$1.33

Class B(a)	Actual	0.51%	$1,000.00	$960.90	$2.52
	Hypothetical*	0.51%	$1,000.00	$1,022.61	$2.60

Class D(a)	Actual	0.36%	$1,000.00	$961.30	$1.78
	Hypothetical*	0.36%	$1,000.00	$1,023.37	$1.84

Class E(a)	Actual	0.41%	$1,000.00	$961.10	$2.03
	Hypothetical*	0.41%	$1,000.00	$1,023.12	$2.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—98.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
General Dynamics Corp.	149,672	$9,939,717
Goodrich Corp.	52,631	6,510,455
Honeywell International, Inc.	325,095	17,668,913
L-3 Communications Holdings, Inc.	41,972	2,798,693
Lockheed Martin Corp. (a)	111,515	9,021,563
Northrop Grumman Corp. (a)	109,815	6,421,981
Precision Castparts Corp.	60,602	9,986,604
Raytheon Co. (a)	145,463	7,037,500
Rockwell Collins, Inc. (a)	63,602	3,521,643
Textron, Inc. (a)	116,911	2,161,684
The Boeing Co.	312,376	22,912,780
United Technologies Corp.	380,822	27,834,280

		125,815,813

Air Freight & Logistics—1.0%
C. H. Robinson Worldwide, Inc.	69,003	4,815,029
Expeditors International of Washington, Inc.	89,114	3,650,109
FedEx Corp.	133,325	11,133,971
United Parcel Service, Inc. (Class B)	405,578	29,684,254

		49,283,363

Airlines—0.1%
Southwest Airlines Co.	327,207	2,800,892

Auto Components—0.3%
BorgWarner, Inc. (a) (b)	46,115	2,939,370
Johnson Controls, Inc.	285,959	8,939,079
The Goodyear Tire & Rubber Co. (b)	102,701	1,455,273

		13,333,722

Automobiles—0.4%
Ford Motor Co. (b)	1,597,154	17,185,377
Harley-Davidson, Inc.	97,664	3,796,200

		20,981,577

Beverages—2.7%
Beam, Inc.	65,338	3,347,266
Brown-Forman Corp. (Class B)	42,392	3,412,980
Coca-Cola Enterprises, Inc.	131,138	3,380,738
Constellation Brands, Inc. (b)	73,171	1,512,445
Dr. Pepper Snapple Group, Inc.	90,103	3,557,266
Molson Coors Brewing Co.	66,208	2,882,696
PepsiCo., Inc.	657,090	43,597,921

The Coca-Cola Co.	954,582	66,792,103

		128,483,415

Biotechnology—1.2%
Amgen, Inc. (c)	333,395	21,407,293
Biogen Idec, Inc. (b)	102,096	11,235,665
Celgene Corp. (b)	186,581	12,612,876
Gilead Sciences, Inc. (b)	315,698	12,921,519

		58,177,353

Building Products—0.0%
Masco Corp.	150,380	$1,575,982

Capital Markets—1.8%
Ameriprise Financial, Inc.	95,093	4,720,416
BlackRock, Inc.	42,106	7,504,973
E*TRADE Financial Corp. (b)	106,708	849,396
Federated Investors, Inc. (Class B) (a)	38,814	588,032
Franklin Resources, Inc.	61,176	5,876,567
Invesco, Ltd.	189,549	3,808,039
Legg Mason, Inc.	52,283	1,257,406
Morgan Stanley	623,756	9,437,428
Northern Trust Corp.	101,289	4,017,122
State Street Corp.	206,763	8,334,617
T. Rowe Price Group, Inc. (a)	106,183	6,047,122
The Bank of New York Mellon Corp.	509,660	10,147,331
The Charles Schwab Corp.	453,701	5,108,673
The Goldman Sachs Group, Inc.	206,916	18,711,414

		86,408,536

Chemicals—2.1%
Air Products & Chemicals, Inc.	88,457	7,535,652
Airgas, Inc.	28,716	2,242,145
CF Industries Holdings, Inc.	27,482	3,984,340
E. I. du Pont de Nemours & Co. (a)	388,316	17,777,107
Eastman Chemical Co.	57,822	2,258,527
Ecolab, Inc.	126,150	7,292,732
FMC Corp.	29,598	2,546,612
International Flavors & Fragrances, Inc.	34,001	1,782,332
Monsanto Co. (a)	225,029	15,767,782
PPG Industries, Inc.	64,903	5,418,751
Praxair, Inc.	125,987	13,468,010
Sigma-Aldrich Corp. (a)	50,619	3,161,663
The Dow Chemical Co. (a)	496,706	14,285,265

The Mosaic Co.	125,139	6,310,760

		103,831,678

Commercial Banks—2.6%
BB&T Corp.	292,994	7,374,659
Comerica, Inc.	83,504	2,154,403
Fifth Third Bancorp	386,576	4,917,247
First Horizon National Corp. (a) (b)	110,797	886,376
Huntington Bancshares, Inc.	363,164	1,993,770
KeyCorp	400,491	3,079,776
M&T Bank Corp. (a)	52,800	4,030,752
PNC Financial Services Group, Inc.	221,121	12,752,048
Regions Financial Corp.	529,096	2,275,113
SunTrust Banks, Inc.	225,695	3,994,802
U.S. Bancorp	802,088	21,696,480
Wells Fargo & Co.	2,216,424	61,084,646
Zions Bancorp	77,455	1,260,967

		127,501,039

Commercial Services & Supplies—0.4%
Avery Dennison Corp. (a)	44,212	1,268,000
Cintas Corp. (a)	46,343	1,613,200

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Iron Mountain, Inc.	78,013	$2,402,800
Pitney Bowes, Inc. (a)	83,906	1,555,617
R.R. Donnelley & Sons Co. (a)	78,930	1,138,960
Republic Services, Inc.	132,312	3,645,196
Stericycle, Inc. (a) (b)	35,773	2,787,432
Waste Management, Inc. (a)	193,473	6,328,502

		20,739,707

Communications Equipment—2.1%
Cisco Systems, Inc. (c)	2,259,436	40,850,603
F5 Networks, Inc. (b)	33,407	3,545,151
Harris Corp. (a)	48,671	1,754,103
JDS Uniphase Corp. (a) (b)	96,303	1,005,403
Juniper Networks, Inc. (b)	221,077	4,512,181
Motorola Mobility Holdings, Inc. (b)	110,783	4,298,380
Motorola Solutions, Inc. (b)	120,402	5,573,409
QUALCOMM, Inc.	706,480	38,644,456

		100,183,686

Computers & Peripherals—4.6%
Apple, Inc. (b)	390,624	158,202,720
Dell, Inc. (b)	641,800	9,389,534
EMC Corp. (b)	857,379	18,467,944

Hewlett-Packard Co.	835,107	21,512,356
Lexmark International, Inc. (Class A) (b)	30,177	997,954
NetApp, Inc. (b)	150,719	5,466,578
SanDisk Corp. (b)	100,995	4,969,964
Western Digital Corp. (b)	98,260	3,041,147

		222,048,197

Construction & Engineering—0.2%
Fluor Corp.	71,308	3,583,227
Jacobs Engineering Group, Inc. (b)	53,854	2,185,396
Quanta Services, Inc. (b)	88,317	1,902,348

		7,670,971

Construction Materials—0.0%
Vulcan Materials Co. (a)	54,315	2,137,295

Consumer Finance—0.8%
American Express Co.	424,701	20,033,146
Capital One Financial Corp.	193,199	8,170,386
Discover Financial Services	231,008	5,544,192
SLM Corp. (b)	213,818	2,865,161

		36,612,885

Containers & Packaging—0.1%
Ball Corp.	68,357	2,441,028
Bemis Co., Inc.	43,281	1,301,893
Owens-Illinois, Inc. (b)	69,030	1,337,801
Sealed Air Corp.	80,704	1,388,916

		6,469,638

Distributors—0.1%
Genuine Parts Co.	65,420	$4,003,704

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	48,846	2,631,334
DeVry, Inc.	25,448	978,730
H&R Block, Inc. (a)	123,104	2,010,288

		5,620,352

Diversified Financial Services—2.7%
Bank of America Corp.	4,260,032	23,685,778
Citigroup, Inc.	1,228,812	32,330,044
CME Group, Inc.	27,904	6,799,368
IntercontinentalExchange, Inc. (a) (b)	30,536	3,681,115
JPMorgan Chase & Co.	1,597,014	53,100,715
Leucadia National Corp.	83,265	1,893,446
Moody’s Corp. (a)	82,108	2,765,397
NYSE Euronext	110,116	2,874,027
The NASDAQ OMX Group, Inc. (b)	53,615	1,314,104

		128,443,994

Diversified Telecommunication Services—2.8%
AT&T, Inc.	2,490,654	75,317,377
CenturyLink, Inc.	259,575	9,656,190
Frontier Communications Corp. (a)	418,244	2,153,957
Verizon Communications, Inc.	1,189,887	47,738,266
Windstream Corp. (a)	244,946	2,875,666

		137,741,456

Electric Utilities—2.1%
American Electric Power Co., Inc.	202,964	8,384,443
Duke Energy Corp. (a)	560,137	12,323,014
Edison International	136,936	5,669,150
Entergy Corp. (a)	74,020	5,407,161
Exelon Corp.	278,659	12,085,441
FirstEnergy Corp.	175,773	7,786,744
NextEra Energy, Inc. (a)	177,589	10,811,618
Northeast Utilities	74,405	2,683,788
Pepco Holdings, Inc.	95,387	1,936,356
Pinnacle West Capital Corp.	45,888	2,210,884
PPL Corp.	243,054	7,150,649
Progress Energy, Inc.	123,988	6,945,808
Southern Co.	362,262	16,769,108

		100,164,164

Electrical Equipment—0.6%
Cooper Industries plc	66,449	3,598,213
Emerson Electric Co.	309,230	14,407,026
First Solar, Inc. (a) (b)	24,700	833,872
Rockwell Automation, Inc.	59,647	4,376,300
Roper Industries, Inc.	40,549	3,522,492

		26,737,903

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. (Class A)	69,659	3,161,822
Corning, Inc.	660,523	8,573,589

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
FLIR Systems, Inc. (a)	65,561	$1,643,614
Jabil Circuit, Inc.	77,001	1,513,840
Molex, Inc. (a)	57,631	1,375,076
TE Connectivity, Ltd.	178,393	5,496,288

		21,764,229

Energy Equipment & Services—2.0%
Baker Hughes, Inc.	183,443	8,922,668
Cameron International Corp. (b)	103,056	5,069,325
Diamond Offshore Drilling, Inc.	29,216	1,614,476
FMC Technologies, Inc. (b)	100,148	5,230,730
Halliburton Co.	386,738	13,346,328
Helmerich & Payne, Inc.	45,033	2,628,126
Nabors Industries, Ltd. (b)	120,857	2,095,660
National Oilwell Varco, Inc.	178,138	12,111,603
Noble Corp.	106,097	3,206,251
Rowan Cos., Inc. (b)	52,528	1,593,174
Schlumberger, Ltd.	564,086	38,532,715

		94,351,056

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	182,140	15,175,905
CVS Caremark Corp.	547,065	22,309,311
Safeway, Inc. (a)	142,857	3,005,711
SUPERVALU, Inc. (a)	89,198	724,288
Sysco Corp.	247,931	7,271,816
The Kroger Co.	250,976	6,078,639
Wal-Mart Stores, Inc.	734,081	43,868,680
Walgreen Co. (a)	373,763	12,356,605
Whole Foods Market, Inc.	67,144	4,671,879

		115,462,834

Food Products—1.9%
Archer-Daniels-Midland Co.	280,747	8,029,364
Campbell Soup Co. (a)	75,375	2,505,465
ConAgra Foods, Inc.	174,210	4,599,144
Dean Foods Co. (b)	77,207	864,718
General Mills, Inc. (a)	270,440	10,928,480
H.J. Heinz Co. (a)	134,592	7,273,352
Hormel Foods Corp. (a)	57,965	1,697,795
Kellogg Co.	104,154	5,267,068
Kraft Foods, Inc. (Class A)	742,552	27,741,743
McCormick & Co., Inc. (a)	55,760	2,811,419
Mead Johnson Nutrition Co.	85,557	5,880,333
Sara Lee Corp.	248,285	4,697,552
The Hershey Co.	64,339	3,974,863
The J.M. Smucker Co.	47,846	3,740,122
Tyson Foods, Inc.	122,781	2,534,200

		92,545,618

Gas Utilities—0.1%
AGL Resources, Inc. (a)	49,061	2,073,318
Oneok, Inc.	43,286	3,752,463

		5,825,781

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	236,989	$11,726,216
Becton, Dickinson & Co. (a)	90,317	6,748,486
Boston Scientific Corp. (b)	622,666	3,325,036
C.R. Bard, Inc.	36,054	3,082,617
CareFusion Corp. (b)	94,404	2,398,806
Covidien plc	202,761	9,126,273
DENTSPLY International, Inc. (a)	59,495	2,081,730
Edwards Lifesciences Corp. (b)	47,945	3,389,712
Intuitive Surgical, Inc. (b)	16,389	7,588,271
Medtronic, Inc.	443,552	16,965,864
St. Jude Medical, Inc.	134,068	4,598,532
Stryker Corp.	136,709	6,795,804
Varian Medical Systems, Inc. (a) (b)	47,307	3,175,719
Zimmer Holdings, Inc. (b)	75,307	4,022,900

		85,025,966

Health Care Providers & Services—2.1%
Aetna, Inc.	152,272	6,424,356
AmerisourceBergen Corp.	108,579	4,038,053
Cardinal Health, Inc.	145,213	5,897,100
CIGNA Corp.	119,978	5,039,076
Coventry Health Care, Inc. (b)	60,639	1,841,606
DaVita, Inc. (b)	39,297	2,979,106
Express Scripts, Inc. (b)	204,476	9,138,033
Humana, Inc.	68,720	6,020,559
Laboratory Corp. of America Holdings (b)	41,651	3,580,737
McKesson Corp.	103,208	8,040,935
Medco Health Solutions, Inc. (b)	162,718	9,095,936
Patterson Cos., Inc. (a)	36,797	1,086,247
Quest Diagnostics, Inc.	66,305	3,849,668
Tenet Healthcare Corp. (a) (b)	182,553	936,497
UnitedHealth Group, Inc.	448,043	22,706,819
WellPoint, Inc.	146,204	9,686,015

		100,360,743

Health Care Technology—0.1%
Cerner Corp. (b)	61,232	3,750,460

Hotels, Restaurants & Leisure—2.0%
Carnival Corp.	190,189	6,207,769
Chipotle Mexican Grill, Inc. (b)	13,154	4,442,632
Darden Restaurants, Inc. (a)	55,405	2,525,360
International Game Technology	125,079	2,151,359
Marriott International, Inc.	112,680	3,286,876
McDonald’s Corp.	430,051	43,147,017
Starbucks Corp.	313,286	14,414,289
Starwood Hotels & Resorts Worldwide, Inc.	80,766	3,874,345
Wyndham Worldwide Corp.	64,144	2,426,567
Wynn Resorts, Ltd.	33,284	3,677,549
Yum! Brands, Inc.	193,543	11,420,972

		97,574,735

Household Durables—0.3%
D.R. Horton, Inc. (a)	116,893	1,474,021
Harman International Industries, Inc. (b)	29,464	1,120,810

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Leggett & Platt, Inc. (a)	58,476	$1,347,287
Lennar Corp. (Class A) (a)	67,594	1,328,222
Newell Rubbermaid, Inc.	121,674	1,965,035
Pulte Group, Inc. (a) (b)	141,574	893,332
Stanley Black & Decker, Inc.	70,988	4,798,789
Whirlpool Corp. (a)	32,127	1,524,426

		14,451,922

Household Products—2.3%
Clorox Co.	55,439	3,690,020
Colgate-Palmolive Co.	203,421	18,794,066
Kimberly-Clark Corp.	165,636	12,184,184
The Procter & Gamble Co.	1,156,360	77,140,776

		111,809,046

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	84,716	3,360,684
NRG Energy, Inc. (b)	96,653	1,751,352
The AES Corp. (b)	270,979	3,208,391

		8,320,427

Industrial Conglomerates—2.3%
3M Co.	294,560	24,074,389
General Electric Co.	4,437,177	79,469,840
Tyco International, Ltd.	194,167	9,069,540

		112,613,769

Insurance—3.5%
ACE, Ltd.	141,565	9,926,538
Aflac, Inc.	196,187	8,487,050
American International Group, Inc. (a) (b)	183,592	4,259,334
Aon Corp.	135,876	6,358,997
Assurant, Inc.	38,712	1,589,515
Berkshire Hathaway, Inc. (Class B) (a) (b)	738,899	56,377,994
Chubb Corp.	116,872	8,089,880
Cincinnati Financial Corp. (a)	68,120	2,074,935
Genworth Financial, Inc. (a) (b)	206,334	1,351,488
Hartford Financial Services Group, Inc. (a)	187,341	3,044,291
Lincoln National Corp.	126,787	2,462,204
Loews Corp.	128,339	4,831,963
Marsh & McLennan Cos., Inc.	226,104	7,149,408
MetLife, Inc. (d)	444,515	13,859,978
Principal Financial Group, Inc.	128,254	3,155,048
Prudential Financial, Inc.	198,378	9,942,705
The Allstate Corp.	212,395	5,821,747
The Progressive Corp.	259,194	5,056,875
The Travelers Cos., Inc.	173,485	10,265,107
Torchmark Corp.	42,844	1,859,001
Unum Group	122,885	2,589,187
XL Group plc	134,710	2,663,217

		171,216,462

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (b)	152,904	26,467,682
Expedia, Inc. (a)	39,841	1,156,186

Internet & Catalog Retail—(Continued)
Netflix, Inc. (a) (b)	23,268	$1,612,240
priceline.com, Inc. (b)	20,924	9,786,364
TripAdvisor, Inc. (a) (b)	39,841	1,004,392

		40,026,864

Internet Software & Services—2.0%
Akamai Technologies, Inc. (b)	75,413	2,434,332
eBay, Inc. (b)	482,887	14,645,963
Google, Inc. (Class A) (b)	106,180	68,581,662
VeriSign, Inc. (a) (b)	66,854	2,388,025
Yahoo!, Inc. (b)	521,288	8,408,375

		96,458,357

IT Services—3.8%
Accenture plc	269,370	14,338,565
Automatic Data Processing, Inc.	205,396	11,093,438
Cognizant Technology Solutions Corp. (Class A) (b)	126,978	8,165,955
Computer Sciences Corp.	65,171	1,544,553
Fidelity National Information Services, Inc.	101,951	2,710,877
Fiserv, Inc. (b)	59,202	3,477,525
International Business Machines Corp.	495,365	91,087,716
MasterCard, Inc.	44,808	16,705,319
Paychex, Inc.	135,552	4,081,471
SAIC, Inc. (b)	116,087	1,426,709
Teradata Corp. (b)	70,357	3,413,018
The Western Union Co. (a)	260,219	4,751,599
Total System Services, Inc.	68,133	1,332,681
Visa, Inc. (Class A)	213,752	21,702,241

		185,831,667

Leisure Equipment & Products—0.1%
Hasbro, Inc.	48,790	1,555,913
Mattel, Inc.	142,330	3,951,081

		5,506,994

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc. (b)	145,931	5,097,370
Life Technologies Corp. (b)	74,898	2,914,281
PerkinElmer, Inc.	47,528	950,560
Thermo Fisher Scientific, Inc. (b)	158,988	7,149,690
Waters Corp. (b)	37,661	2,788,797

		18,900,698

Machinery—2.1%
Caterpillar, Inc.	271,770	24,622,362
Cummins, Inc.	81,054	7,134,373
Danaher Corp.	239,427	11,262,646
Deere & Co.	173,969	13,456,502
Dover Corp.	77,912	4,522,792
Eaton Corp.	140,462	6,114,311
Flowserve Corp.	23,351	2,319,221
Illinois Tool Works, Inc.	203,082	9,485,960
Ingersoll-Rand plc	131,205	3,997,816
Joy Global, Inc.	44,172	3,311,575

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
PACCAR, Inc. (a)	150,556	$5,641,333
Pall Corp.	48,395	2,765,774
Parker Hannifin Corp.	63,498	4,841,723
Snap-On, Inc.	24,451	1,237,710
Xylem, Inc.	77,573	1,992,851

		102,706,949

Media—3.1%
Cablevision Systems Corp. (Class A)	92,786	1,319,417
CBS Corp. (Class B)	275,044	7,464,694
Comcast Corp. (Class A) (a)	1,145,230	27,153,403
DIRECTV, Inc. (b)	296,551	12,680,521
Discovery Communications, Inc. (a) (b)	111,071	4,550,579
Gannett Co., Inc. (a)	100,150	1,339,005
News Corp. (Class A)	921,683	16,442,825
Omnicom Group, Inc.	115,948	5,168,962
Scripps Networks Interactive, Inc.	40,879	1,734,087
The Interpublic Group of Cos., Inc.	193,827	1,885,937
The McGraw-Hill Cos., Inc.	123,314	5,545,431
The Walt Disney Co.	755,061	28,314,787
The Washington Post Co. (Class B) (a)	2,044	770,200
Time Warner Cable, Inc.	134,121	8,526,072
Time Warner, Inc.	420,664	15,202,797
Viacom, Inc. (Class B)	232,091	10,539,252

		148,637,969

Metals & Mining—0.9%
Alcoa, Inc.	447,319	3,869,309
Allegheny Technologies, Inc.	44,702	2,136,756
Cliffs Natural Resources, Inc.	60,107	3,747,671
Freeport-McMoRan Copper & Gold, Inc.	398,400	14,657,136
Newmont Mining Corp.	207,967	12,480,100
Nucor Corp. (a)	133,108	5,267,083
Titanium Metals Corp. (a) (b)	34,604	518,368
United States Steel Corp. (a)	60,521	1,601,386

		44,277,809

Multi-Utilities—1.5%
Ameren Corp.	101,811	3,372,998
CenterPoint Energy, Inc.	179,016	3,596,431
CMS Energy Corp.	105,910	2,338,493
Consolidated Edison, Inc. (a)	123,106	7,636,265
Dominion Resources, Inc. (a)	239,403	12,707,511
DTE Energy Co.	71,135	3,873,301
Integrys Energy Group, Inc. (a)	32,747	1,774,233
NiSource, Inc. (a)	118,148	2,813,104
PG&E Corp.	170,589	7,031,679
Public Service Enterprise Group, Inc.	212,628	7,018,850
SCANA Corp. (a)	48,498	2,185,320
Sempra Energy	100,727	5,539,985
TECO Energy, Inc.	90,685	1,735,711
Wisconsin Energy Corp.	97,200	3,398,112
Xcel Energy, Inc.	203,823	5,633,668

		70,655,661

Multiline Retail—0.8%
Big Lots, Inc. (b)	27,551	$1,040,326
Dollar Tree, Inc. (b)	50,026	4,157,661
Family Dollar Stores, Inc.	49,338	2,844,829
J.C. Penney Co., Inc.	60,069	2,111,425
Kohl’s Corp.	106,515	5,256,515
Macy’s, Inc.	176,448	5,678,097
Nordstrom, Inc.	67,994	3,379,982
Sears Holdings Corp. (a) (b)	16,171	513,914
Target Corp.	282,267	14,457,716

		39,440,465

Office Electronics—0.1%
Xerox Corp.	582,968	4,640,425

Oil, Gas & Consumable Fuels—10.2%
Alpha Natural Resources, Inc. (b)	92,382	1,887,364
Anadarko Petroleum Corp. (a)	209,294	15,975,411
Apache Corp.	161,417	14,621,152
Cabot Oil & Gas Corp.	43,918	3,333,376
Chesapeake Energy Corp.	277,084	6,176,202
Chevron Corp.	837,006	89,057,438
ConocoPhillips	558,039	40,664,302
Consol Energy, Inc.	95,331	3,498,648
Denbury Resources, Inc. (b)	166,967	2,521,202
Devon Energy Corp.	169,756	10,524,872
El Paso Corp.	324,128	8,612,081
EOG Resources, Inc.	112,996	11,131,236
EQT Corp.	62,807	3,441,196
Exxon Mobil Corp.	2,014,550	170,753,258
Hess Corp.	125,252	7,114,314
Marathon Oil Corp.	295,769	8,657,159
Marathon Petroleum Corp.	149,842	4,988,240
Murphy Oil Corp.	81,336	4,533,669
Newfield Exploration Co. (b)	55,688	2,101,108
Noble Energy, Inc.	73,786	6,964,661
Occidental Petroleum Corp.	341,189	31,969,409
Peabody Energy Corp.	113,846	3,769,441
Pioneer Natural Resources Co.	51,436	4,602,493
QEP Resources, Inc.	74,371	2,179,070
Range Resources Corp.	65,745	4,072,245
Southwestern Energy Co. (a) (b)	146,001	4,663,272
Spectra Energy Corp.	273,335	8,405,051
Sunoco, Inc.	44,869	1,840,526
Tesoro Corp. (b)	59,776	1,396,367
The Williams Cos., Inc.	247,725	8,179,880
Valero Energy Corp.	235,249	4,951,992

		492,586,635

Paper & Forest Products—0.2%
International Paper Co.	183,697	5,437,431
MeadWestvaco Corp.	71,761	2,149,242
Weyerhaeuser Co.	225,451	4,209,170

		11,795,843

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—0.2%
Avon Products, Inc.	181,051	$3,162,961
The Estee Lauder Cos., Inc.	46,945	5,272,862

		8,435,823

Pharmaceuticals—6.2%
Abbott Laboratories	654,730	36,815,468
Allergan, Inc.	128,203	11,248,531
Bristol-Myers Squibb Co.	712,199	25,097,893
Eli Lilly & Co. (a)	428,207	17,796,283
Forest Laboratories, Inc. (b)	112,282	3,397,653
Hospira, Inc. (a) (b)	69,224	2,102,333
Johnson & Johnson	1,147,756	75,269,839
Merck & Co., Inc.	1,281,019	48,294,416
Mylan, Inc. (a) (b)	179,259	3,846,898
Perrigo Co. (a)	39,168	3,811,046
Pfizer, Inc.	3,230,776	69,913,993
Watson Pharmaceuticals, Inc. (b)	53,444	3,224,811

		300,819,164

Professional Services—0.1%
Dun & Bradstreet Corp.	20,430	1,528,777
Equifax, Inc.	50,889	1,971,440
Robert Half International, Inc. (a)	60,085	1,710,019

		5,210,236

Real Estate Investment Trusts—1.7%
Apartment Investment & Management Co. (a)	50,820	1,164,286
AvalonBay Communities, Inc.	39,963	5,219,168
Boston Properties, Inc. (a)	62,048	6,179,981
Equity Residential	124,671	7,109,987
HCP, Inc.	171,390	7,100,688
Health Care REIT, Inc. (a)	79,763	4,349,476
Host Hotels & Resorts, Inc. (a)	296,824	4,384,091
Kimco Realty Corp. (a)	171,034	2,777,592
Plum Creek Timber Co., Inc. (a)	67,784	2,478,183
ProLogis, Inc.	192,600	5,506,434
Public Storage (a)	59,673	8,023,632
Simon Property Group, Inc.	123,480	15,921,511
Ventas, Inc. (a)	121,011	6,671,336
Vornado Realty Trust	77,542	5,959,878

		82,846,243

Real Estate Management & Development—0.0%
CBRE Group, Inc. (b)	136,305	2,074,562

Road & Rail—0.9%
CSX Corp.	441,287	9,293,505
Norfolk Southern Corp.	141,263	10,292,422
Ryder System, Inc.	21,487	1,141,819
Union Pacific Corp.	203,034	21,509,422

		42,237,168

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a) (b)	246,045	1,328,643
Altera Corp.	134,856	5,003,158

Semiconductors & Semiconductor Equipment—(Continued)
Analog Devices, Inc.	125,231	$4,480,765
Applied Materials, Inc.	548,749	5,877,102
Broadcom Corp.	203,884	5,986,034
Intel Corp.	2,140,130	51,898,152
KLA-Tencor Corp. (a)	70,048	3,379,816
Linear Technology Corp.	95,728	2,874,712
LSI Corp. (b)	236,830	1,409,138
Microchip Technology, Inc. (a)	80,331	2,942,525
Micron Technology, Inc. (a) (b)	415,069	2,610,784
Novellus Systems, Inc. (a) (b)	27,987	1,155,583
NVIDIA Corp. (b)	256,653	3,557,211
Teradyne, Inc. (a) (b)	77,357	1,054,376
Texas Instruments, Inc.	480,247	13,979,990
Xilinx, Inc.	110,310	3,536,539

		111,074,528

Software—3.4%
Adobe Systems, Inc. (a) (b)	206,320	5,832,666
Autodesk, Inc. (b)	95,322	2,891,116
BMC Software, Inc. (b)	71,533	2,344,852
CA, Inc.	155,526	3,143,958
Citrix Systems, Inc. (b)	78,384	4,759,477
Electronic Arts, Inc. (b)	139,295	2,869,477
Intuit, Inc.	124,932	6,570,174
Microsoft Corp.	3,146,665	81,687,423
Oracle Corp.	1,653,763	42,419,021
Red Hat, Inc. (b)	81,049	3,346,513
Salesforce.com, Inc. (a) (b)	57,160	5,799,454
Symantec Corp. (b)	309,824	4,848,746

		166,512,877

Specialty Retail—2.0%
Abercrombie & Fitch Co. (Class A) (a)	36,129	1,764,540
AutoNation, Inc. (a) (b)	19,991	737,068
AutoZone, Inc. (b)	11,736	3,813,848
Bed Bath & Beyond, Inc. (b)	100,899	5,849,115
Best Buy Co., Inc. (a)	123,338	2,882,409
CarMax, Inc. (a) (b)	95,166	2,900,660
GameStop Corp. (a) (b)	58,168	1,403,594
Home Depot, Inc.	647,910	27,238,136
Limited Brands, Inc.	103,379	4,171,343
Lowe’s Cos., Inc.	526,442	13,361,098
O’Reilly Automotive, Inc. (b)	53,935	4,312,103
Orchard Supply Hardware Stores Corp. (b) (e)	726	0
Ross Stores, Inc.	97,171	4,618,538
Staples, Inc.	293,962	4,083,132
The Gap, Inc. (a)	145,816	2,704,887
The Sherwin-Williams Co.	36,196	3,231,217
Tiffany & Co.	53,360	3,535,634
TJX Cos., Inc.	158,509	10,231,756
Urban Outfitters, Inc. (b)	46,667	1,286,142

		98,125,220

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	122,652	7,486,678

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Nike, Inc.	155,902	$15,024,276
Ralph Lauren Corp.	27,106	3,742,796
VF Corp.	36,644	4,653,422

		30,907,172

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	221,694	1,385,587
People’s United Financial, Inc. (a)	151,574	1,947,726

		3,333,313

Tobacco—2.0%
Altria Group, Inc. (a)	864,299	25,626,465
Lorillard, Inc.	56,744	6,468,816
Philip Morris International, Inc.	730,041	57,293,618
Reynolds American, Inc.	142,096	5,885,616

		95,274,515

Trading Companies & Distributors—0.2%
Fastenal Co.	124,072	5,410,780
W.W. Grainger, Inc. (a)	25,504	4,774,094

		10,184,874

Wireless Telecommunication Services—0.3%
American Tower Corp.	165,186	9,912,812
MetroPCS Communications, Inc. (b)	123,326	1,070,469
Sprint Nextel Corp. (b)	1,259,120	2,946,341

		13,929,622

Total Common Stock (Identified Cost $4,281,649,350)		4,784,272,023

Mutual Funds—0.5%

Exchange Traded Funds—0.5%
SPDR S&P 500 ETF Trust	178,000	22,339,000

Total Mutual Funds (Identified Cost $22,334,526)		22,339,000

Preferred Stock—0.0%

Specialty Retail—0.0%
Orchard Supply Hardware Stores Corp. (b) (e)	726	0

Total Preferred Stock (Identified Cost $7,166)		0

Short Term Investments—3.9%
Security Description	Shares/Par Amount	Value*

Discount Notes—0.1%
Federal Home Loan Bank 0.016%, 01/18/12	$450,000	$449,998
Federal Home Loan Mortgage Corp. 0.016%, 05/09/12	2,275,000	2,274,629

Federal National Mortgage Association 0.036%, 02/06/12	250,000	249,985
0.036%, 03/07/12	1,725,000	1,724,968
0.036%, 03/21/12	1,425,000	1,424,835

		6,124,415

Mutual Funds—3.4%
State Street Navigator Securities Lending Prime Portfolio (f)	165,835,166	165,835,166

U.S. Treasury—0.4%
U.S. Treasury Bills 0.018%, 04/05/12	1,100,000	1,099,934
0.018%, 05/03/12	7,750,000	7,749,440
0.043%, 05/24/12	4,550,000	4,549,727
0.043%, 06/07/12	3,600,000	3,599,546

		16,998,647

Total Short Term Investments (Identified Cost $188,958,228)		188,958,228

Total Investments 103.3% (Identified Cost $4,492,949,270) (g)		4,995,569,251
Liabilities in excess of other assets		(159,442,224)

Net Assets—100.0%		$4,836,127,027

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $165,134,434 and the collateral received consisted of cash in the amount of $165,835,166 and non-cash collateral with a value of $4,028,548. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $24,497,650.
(d)	Affiliated Issuer. See below.
(e)	Security was valued in good faith under procedures approved by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $4,605,375,703. The aggregate unrealized appreciation and depreciation of investments was $1,134,646,985 and $(744,453,437), respectively, resulting in net unrealized appreciation of $390,193,548 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Transactions in Affiliated Issuers

Security Description	Shares Held at December 31, 2010	Shares Purchased Since December 31, 2010	Shares Sold Since December 31, 2010	Shares Held at December 31, 2011	Realized Gain on Shares Sold	Income For Year Ended December 31, 2011
MetLife, Inc.	400,842	72,666	28,993	444,515	$231,288	$332,928

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Net Unrealized Appreciation
S&P 500 Index Futures	CME Index & Options Market	3/15/2012	80	$24,983,400	$25,052,000	$68,600

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$4,784,272,023	$—	$—	$4,784,272,023
Total Mutual Funds*	22,339,000	—	—	22,339,000
Total Preferred Stock*	—	—	—	—
Short Term Investments
Discount Notes	—	6,124,415	—	6,124,415
Mutual Funds	165,835,166	—	—	165,835,166
U.S. Treasury	—	16,998,647	—	16,998,647
Total Short Term Investments	165,835,166	23,123,062	—	188,958,228
Total Investments	$4,972,446,189	$23,123,062	$—	$4,995,569,251

Futures Contracts**
Futures Contracts Long (Net Unrealized Appreciation)	$68,600	$—	$—	$68,600

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2010	$0	$0	$0
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Realized gain (loss)	0	0	0
Change in unrealized depreciation	(7,166)	(7,166)	(14,332)
Security purchases	7,166	7,166	14,332
Security sales	0	0	0
Balance as of December 31, 2011	$0	$0	$0

The change in unrealized depreciation on investments held at December 31, 2011 was $(14,332).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$4,981,709,273
Affiliated investments at value (c)		13,859,978
Cash		15,147
Receivable for:
Securities sold		15,340,030
Fund shares sold		310,951
Interest and dividends		7,542,475

Total Assets		5,018,777,854
Liabilities
Payable for:
Fund shares redeemed	$15,120,753
Futures variation margin	96,000
Collateral for securities loaned	165,835,166
Accrued expenses:
Management fees	976,575
Distribution and service fees	352,428
Deferred directors’ fees	24,731
Other expenses	245,174

Total Liabilities		182,650,827

Net Assets		$4,836,127,027

Net assets consists of:
Paid in surplus		$4,321,335,534
Undistributed net investment income		88,677,577
Accumulated net realized losses		(76,574,665)
Unrealized appreciation on investments		506,019,806
Unrealized depreciation on affiliated investments		(3,331,225)

Net Assets		$4,836,127,027

Net Assets
Class A		$2,925,796,950
Class B		1,454,691,347
Class D		308,604,709
Class E		147,034,021
Capital Shares (Authorized) Outstanding
Class A (150,000,000)		98,831,948
Class B (70,000,000)		50,584,554
Class D (30,000,000)		10,452,813
Class E (15,000,000)		4,994,434
Net Asset Value, Offering and Redemption Price Per Share
Class A		$29.60
Class B		28.76
Class D		29.52
Class E		29.44

(a)	Identified cost of investments was $4,475,758,067.
(b)	Includes securities on loan with a value of $165,134,434.
(c)	Identified cost of affiliated investments was $17,191,203.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends		$105,315,742
Dividends from affiliated investments		332,928
Interest (a)		869,868

		106,518,538
Expenses
Management fees	$12,569,341
Distribution and service fees—Class B	3,641,157
Distribution and service fees—Class D	331,952
Distribution and service fees—Class E	243,165
Directors’ fees and expenses	50,558
Custodian and accounting	348,466
Audit and tax services	35,763
Legal	57,310
Shareholder reporting	528,947
Insurance	50,664
Miscellaneous	44,141

Total expenses	17,901,464
Less management fee waivers	(498,346)	17,403,118

Net Investment Income		89,115,420

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	22,730,175
Affiliated investments	231,288
Futures contracts	25,700	22,987,163

Net change in unrealized depreciation on:
Investments	(12,965,720)
Affiliated investments	(6,209,969)
Futures contracts	(224,200)	(19,399,889)

Net realized and unrealized gain		3,587,274

Net Increase in Net Assets From Operations		$92,702,694

(a)	Includes net income on securities loaned of $861,194.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$89,115,420	$82,615,031
Net realized gain	22,987,163	34,821,132
Net change in unrealized appreciation (depreciation)	(19,399,889)	545,709,701

Increase in net assets from operations	92,702,694	663,145,864

From Distributions to Shareholders
Net investment income
Class A	(52,076,642)	(52,295,692)
Class B	(21,594,153)	(18,935,626)
Class D	(5,352,734)	(6,840,912)
Class E	(2,550,797)	(2,995,482)

	(81,574,326)	(81,067,712)

Net realized capital gain
Class A	(19,164,204)	0
Class B	(9,134,079)	0
Class D	(2,077,855)	0
Class E	(1,022,542)	0

	(31,398,680)	0

Total distributions	(112,973,006)	(81,067,712)

Decrease in net assets from capital share transactions	(246,042,739)	(216,239,298)

Total increase (decrease) in net assets	(266,313,051)	365,838,854

Net Assets
Beginning of the period	5,102,440,078	4,736,601,224

End of the period	$4,836,127,027	$5,102,440,078

Undistributed Net Investment Income
End of the period	$88,677,577	$82,363,080

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	5,419,145	$161,404,152	7,569,170	$203,774,276
Reinvestments	2,306,275	71,240,846	1,859,733	52,295,692
Redemptions	(15,215,791)	(453,385,859)	(16,221,825)	(435,432,510)

Net decrease	(7,490,371)	$(220,740,861)	(6,792,922)	$(179,362,542)

Class B
Sales	8,238,652	$237,880,663	9,908,582	$256,780,605
Reinvestments	1,022,230	30,728,232	691,334	18,935,626
Redemptions	(7,237,301)	(208,841,211)	(6,192,307)	(160,588,226)

Net increase	2,023,581	$59,767,684	4,407,609	$115,128,005

Class D
Sales	36,491	$1,077,989	58,490	$1,577,633
Reinvestments	241,018	7,430,589	243,709	6,840,912
Redemptions	(1,989,786)	(59,740,905)	(5,012,277)	(133,674,287)

Net decrease	(1,712,277)	$(51,232,327)	(4,710,078)	$(125,255,742)

Class E
Sales	253,738	$7,581,342	498,495	$13,152,328
Reinvestments	116,206	3,573,339	106,981	2,995,482
Redemptions	(1,496,784)	(44,991,916)	(1,593,870)	(42,896,829)

Net decrease	(1,126,840)	$(33,837,235)	(988,394)	$(26,749,019)

Decrease derived from capital share transactions		$(246,042,739)		$(216,239,298)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.71	$26.31	$22.01	$37.00	$36.26

Income (Loss) From Investment Operations
Net investment income (a)	0.55	0.49	0.48	0.63	0.63
Net realized and unrealized gain (loss) on investments	0.02	3.38	4.92	(13.71)	1.26

Total from Investment Operations	0.57	3.87	5.40	(13.08)	1.89

Less Distributions
Distributions from net investment income	(0.50)	(0.47)	(0.63)	(0.61)	(0.39)
Distributions from net realized capital gains	(0.18)	0.00	(0.47)	(1.30)	(0.76)

Total Distributions	(0.68)	(0.47)	(1.10)	(1.91)	(1.15)

Net Asset Value, End of Period	$29.60	$29.71	$26.31	$22.01	$37.00

Total Return (%)	1.84	14.82	26.24	(37.10)	5.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.27	0.28	0.29	0.29
Net ratio of expenses to average net assets (%) (b)	0.26	0.27	0.27	0.28	0.28
Ratio of net investment income to average net assets (%)	1.85	1.82	2.13	2.10	1.69
Portfolio turnover rate (%)	11	12	23	13	12
Net assets, end of period (in millions)	$2,925.80	$3,158.39	$2,976.54	$2,739.61	$4,733.15

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.89	$25.61	$21.43	$36.07	$35.38

Income (Loss) From Investment Operations
Net investment income (a)	0.47	0.41	0.41	0.54	0.52
Net realized and unrealized gain (loss) on investments	0.02	3.29	4.80	(13.36)	1.24

Total from Investment Operations	0.49	3.70	5.21	(12.82)	1.76

Less Distributions
Distributions from net investment income	(0.44)	(0.42)	(0.56)	(0.52)	(0.31)
Distributions from net realized capital gains	(0.18)	0.00	(0.47)	(1.30)	(0.76)

Total Distributions	(0.62)	(0.42)	(1.03)	(1.82)	(1.07)

Net Asset Value, End of Period	$28.76	$28.89	$25.61	$21.43	$36.07

Total Return (%)	1.64	14.49	25.92	(37.26)	4.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.53	0.54	0.54
Net ratio of expenses to average net assets (%) (b)	0.51	0.52	0.52	0.53	0.53
Ratio of net investment income to average net assets (%)	1.61	1.57	1.85	1.86	1.43
Portfolio turnover rate (%)	11	12	23	13	12
Net assets, end of period (in millions)	$1,454.69	$1,402.69	$1,130.85	$729.64	$1,092.99

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year ended December 31,
	2011	2010	2009(c)
Net Asset Value, Beginning of Period	$29.63	$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income (a)	0.52	0.46	0.31
Net realized and unrealized gain on investments	0.02	3.37	6.06

Total from Investment Operations	0.54	3.83	6.37

Less Distributions
Distributions from net investment income	(0.47)	(0.45)	0.00
Distributions from net realized capital gains	(0.18)	0.00	0.00

Total Distributions	(0.65)	(0.45)	0.00

Net Asset Value, End of Period	$29.52	$29.63	$26.25

Total Return (%)	1.76	14.68	32.04	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.37	0.38	(e)
Net ratio of expenses to average net assets (%) (b)	0.36	0.37	0.37	(e)
Ratio of net investment income to average net assets (%)	1.75	1.71	1.93	(e)
Portfolio turnover rate (%)	11	12	23
Net assets, end of period (in millions)	$308.60	$360.48	$443.03

	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.55	$26.19	$21.90	$36.81	$36.09

Income (Loss) From Investment Operations
Net investment income (a)	0.50	0.44	0.44	0.58	0.57
Net realized and unrealized gain (loss) on investments	0.03	3.36	4.91	(13.64)	1.25

Total from Investment Operations	0.53	3.80	5.35	(13.06)	1.82

Less Distributions
Distributions from net investment income	(0.46)	(0.44)	(0.59)	(0.55)	(0.34)
Distributions from net realized capital gains	(0.18)	0.00	(0.47)	(1.30)	(0.76)

Total Distributions	(0.64)	(0.44)	(1.06)	(1.85)	(1.10)

Net Asset Value, End of Period	$29.44	$29.55	$26.19	$21.90	$36.81

Total Return (%)	1.71	14.60	26.06	(37.18)	5.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.42	0.43	0.44	0.44
Net ratio of expenses to average net assets (%) (b)	0.41	0.42	0.42	0.43	0.43
Ratio of net investment income to average net assets (%)	1.69	1.67	1.98	1.95	1.53
Portfolio turnover rate (%)	11	12	23	13	12
Net assets, end of period (in millions)	$147.03	$180.88	$186.18	$163.95	$280.08

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D, and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to real estate investment trusts (REIT) adjustments, and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2011 were $12,569,341.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per annum	Average daily net assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2011 were $680,137.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$562,103,359	$0	$846,875,533

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2011, the unrealized appreciation on open equity index futures contracts was $68,600. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $25,700 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(224,200) which is shown under net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$81,574,326	$81,067,712	$31,398,680	$—	$—	$—	$112,973,006	$81,067,712

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$88,702,308	$35,920,371	$390,193,548	$—	$—	$514,816,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their

MSF-22

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

At a meeting held on November 17, 2011, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets of Batterymarch Growth and Income Portfolio (“Batterymarch Growth and Income”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Batterymarch Growth and Income. On or about February 24, 2012, the shareholders of Batterymarch Growth and Income will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of Batterymarch Growth and Income, the reorganization will close on or about April 30, 2012.

MSF-23

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-27

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-28

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-29

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-30

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-31

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-32

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-33

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Metropolitan Series Fund, Inc. MFS® Total Return Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 2.42%, 2.16%, 2.25%, and 2.21%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (S&P) 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, returned 2.11% and 7.84%, respectively. A blend of the S&P 500 Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%), returned 4.69%.

MARKET ENVIRONMENT/CONDITIONS

Early in 2011, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the year, a weakening macroeconomic backdrop and renewed concerns over peripheral Eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the budget defecit and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the year, uncertainty in financial markets spiked higher as investors more seriously contemplated the possible failure of the Eurozone.

PORTFOLIO REVIEW/YEAR-END POSITIONING

Within the equity portion of the Portfolio, an overweight position and stock selection in the Financials sector held back performance relative to the S&P 500 Index. The Portfolio’s holdings of financial services firms Goldman Sachs, Bank of New York Mellon, JPMorgan Chase, and Bank of America weakened relative performance as all four stocks underperformed the benchmark.

Stock selection in the Consumer Discretionary, Healthcare, and Energy sectors also negatively impacted relative performance. Within the Consumer Discretionary sector, the Portfolio’s holdings of toy maker Hasbro and global automaker General Motors detracted from relative results. In the Energy sector, holdings of oil and gas exploration and production company Apache, offshore drilling contractor Transocean, and global integrated energy company Hess hindered relative performance. Elsewhere, not holding computer and personal electronics maker Apple weighed on relative results.

Within the fixed income portion of the Portfolio, a greater exposure to corporate bonds in the banking and finance industries hurt relative performance. Bonds in these industries underperformed during the year as Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies. The Portfolio’s greater exposure to “BBB” rated securities was another negative factor for relative results.

Within the equity portion of the Portfolio, stock selection in the Industrials sector benefited relative returns. The Portfolio’s overweight allocation to defense contractor Lockheed Martin aided relative results as the stock outperformed the S&P 500 Index.

A combination of stock selection and an overweight position in the Consumer Staples sector was another positive factor for relative performance. The Portfolio’s holdings of tobacco company Phillip Morris International and alcoholic drink producer Diageo (United Kingdom) were among the top relative contributors as both stocks turned in strong performance over the reporting period.

Elsewhere, the Portfolio’s holdings of pharmaceutical and medical products maker Abbott Laboratories and voice and data communications services company Vodafone Group (United Kingdom) boosted relative performance. Not holding poor-performing financial services firm Citigroup, global auto maker Ford Motor, precious metals company Freeport McMoRan, and global investment banking firm Morgan Stanley positively impacted relative performance. The timing of the Portfolio’s ownership in shares of global consulting and outsourcing company Accenture also supported relative results.

Within the fixed income portion of the Portfolio, the return from yield, which was greater than that of the Barclays Capital U.S. Aggregate Bond Index, was a positive factor for relative performance. A higher yield relative to the benchmark was achieved by underweighting the lower-yielding agency and supranational sectors and overweighting the higher-yielding corporate and commercial mortgage-backed sectors.

Other factors that benefited relative return included bond selection in the finance, agency, and municipal sectors.

From a positioning standpoint, over the 12 months ending December 31, 2011, the Portfolio’s weighting within Financials (major banks) decreased given the underperformance of the sector and active trimming of some holdings. In addition, we reduced its exposure to Energy (oil services) in favor of better ideas elsewhere. In contrast, we increased its weighting to leisure (broadcasting) and Health Care (pharmaceuticals). As of year end, the Portfolio had its largest underweight positions within Information Technology and retailing while having its largest overweight positions within Financials and Industrials.

The fixed income portion of the Portfolio continued to emphasize a conservative, high quality approach. The Portfolio was slightly overweight investment-grade corporate debt due to broadly supportive

MSF-1

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

fundamentals (solid corporate balance sheets, high levels of cash on those balance sheets, and good cash flow generation) and strong investor demand given the low interest rate environment. It was also very slightly overweight in commercial mortgage-backed securities which offered good long-term value as spreads have stayed wide. In addition, the Portfolio was moderately underweight in agencies as they appeared fully valued, both versus their own historical valuation and compared to other sectors. Lastly, the Portfolio had a small underweight position within international developed market debt given the sovereign risk that still exists in many European countries.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	2.42	1.67	4.47	—
Class B	2.16	1.42	—	4.09
Class E	2.25	1.52	—	3.99
Class F	2.21	1.47	—	2.69
S&P 500 Index	2.11	-0.25	2.92	—
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E, and Class F shares are 5/1/87, 5/1/02, 4/26/04, and 5/2/06, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
U.S. Treasury Notes	9.3
Fannie Mae 30 Yr. Pools	5.3
U.S. Treasury Bonds	3.5
Freddie Mac 30 Yr. Gold Pools	2.4
Philip Morris International, Inc.	2.2
JPMorgan Chase & Co.	2.0
Exxon Mobil Corp.	1.9
Lockheed Martin Corp.	1.7
Ginnie Mae I 30 Yr. Pools	1.5
Johnson & Johnson	1.5

Top Equity Sectors

% of Net Assets
Financials	11.8
Industrials	8.2
Consumer Staples	7.9
Energy	7.3
Health Care	7.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasuries	12.9
Agency Sponsored Mortgage-Backed	12.5
Corporate Bonds & Notes	9.8
Commercial Mortgage-Backed	1.4
Asset-Backed	0.6

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.59%	$1,000.00	$980.90	$2.95
	Hypothetical*	0.59%	$1,000.00	$1,022.20	$3.01

Class B	Actual	0.84%	$1,000.00	$979.70	$4.19
	Hypothetical*	0.84%	$1,000.00	$1,020.92	$4.28

Class E	Actual	0.74%	$1,000.00	$980.20	$3.69
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

Class F	Actual	0.79%	$1,000.00	$979.90	$3.94
	Hypothetical*	0.79%	$1,000.00	$1,021.18	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—60.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.5%
Honeywell International, Inc.	155,030	$8,425,881
Huntington Ingalls Industries, Inc. (a) (b)	10,812	338,199
Lockheed Martin Corp. (a)	223,999	18,121,519
Northrop Grumman Corp. (a)	63,616	3,720,264
Precision Castparts Corp.	11,600	1,911,564
United Technologies Corp.	192,180	14,046,436

		46,563,863

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	34,800	2,547,012

Auto Components—0.5%
Johnson Controls, Inc.	159,680	4,991,597

Automobiles—0.1%
General Motors Co. (b)	56,530	1,145,863

Beverages—1.7%
Diageo plc (GBP)	397,576	8,678,549
PepsiCo., Inc.	129,705	8,605,927

		17,284,476

Capital Markets—3.5%
BlackRock, Inc.	31,919	5,689,243
Franklin Resources, Inc.	39,050	3,751,143
State Street Corp.	147,720	5,954,593
The Bank of New York Mellon Corp.	527,270	10,497,946
The Goldman Sachs Group, Inc.	114,440	10,348,809

		36,241,734

Chemicals—1.9%
Air Products & Chemicals, Inc.	78,724	6,706,497
Airgas, Inc.	10,810	844,045
Celanese Corp. (Series A) (a)	60,560	2,680,991
E. I. du Pont de Nemours & Co.	55,160	2,525,225
PPG Industries, Inc.	86,620	7,231,904

		19,988,662

Commercial Banks—1.8%
PNC Financial Services Group, Inc.	81,220	4,683,958
SunTrust Banks, Inc.	39,080	691,716
TCF Financial Corp. (a)	87,610	904,135
Wells Fargo & Co.	397,050	10,942,698
Zions Bancorp (a)	77,280	1,258,118

		18,480,625

Communications Equipment—0.5%
Cisco Systems, Inc.	273,540	4,945,603

Computers & Peripherals—0.2%
Hewlett-Packard Co.	86,480	2,227,725

Construction & Engineering—0.2%
Fluor Corp.	49,720	2,498,430

Diversified Financial Services—2.4%
Bank of America Corp.	846,220	$4,704,983
JPMorgan Chase & Co.	581,480	19,334,210
Moody’s Corp. (a)	41,990	1,414,223

		25,453,416

Diversified Telecommunication Services—1.5%
AT&T, Inc.	456,014	13,789,863
CenturyLink, Inc.	48,024	1,786,493

		15,576,356

Electric Utilities—0.8%
American Electric Power Co., Inc.	65,540	2,707,457
Exelon Corp.	37,510	1,626,809
PPL Corp.	145,666	4,285,494

		8,619,760

Energy Equipment & Services—0.5%
Schlumberger, Ltd.	20,430	1,395,573
Transocean, Ltd.	89,530	3,437,057

		4,832,630

Food & Staples Retailing—1.0%
CVS Caremark Corp.	145,903	5,949,925
The Kroger Co.	73,860	1,788,889
Walgreen Co.	89,870	2,971,102

		10,709,916

Food Products—1.8%
Danone (EUR)	37,853	2,382,986
General Mills, Inc.	132,820	5,367,256
Kellogg Co.	32,230	1,629,871
Nestle S.A. (CHF)	162,080	9,322,341
The J.M. Smucker Co.	4,178	326,594

		19,029,048

Health Care Equipment & Supplies—1.8%
Becton, Dickinson & Co. (a)	66,140	4,941,981
Covidien plc	59,500	2,678,095
Medtronic, Inc.	178,470	6,826,477
St. Jude Medical, Inc.	119,760	4,107,768

		18,554,321

Health Care Providers & Services—0.5%
Aetna, Inc.	37,470	1,580,859
AmerisourceBergen Corp.	48,470	1,802,599
Quest Diagnostics, Inc.	32,940	1,912,497

		5,295,955

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp.	15,800	1,585,214

Household Durables—0.4%
Stanley Black & Decker, Inc.	63,315	4,280,094

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—0.8%
Reckitt Benckiser Group plc (GBP)	31,613	$1,558,388
The Procter & Gamble Co.	101,382	6,763,193

		8,321,581

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. (a) (b)	80,190	1,453,043

Industrial Conglomerates—1.4%
3M Co.	117,420	9,596,737
Tyco International, Ltd.	98,410	4,596,731

		14,193,468

Insurance—4.1%
ACE, Ltd.	113,550	7,962,126
Aon Corp.	128,400	6,009,120
Chubb Corp.	71,320	4,936,770
Prudential Financial, Inc.	201,330	10,090,660
The Travelers Cos., Inc.	234,840	13,895,483

		42,894,159

IT Services—2.5%
Accenture plc	118,659	6,316,218
Fiserv, Inc. (b)	16,290	956,875
International Business Machines Corp.	55,820	10,264,182
MasterCard, Inc.	5,290	1,972,218
The Western Union Co.	146,500	2,675,090
Visa, Inc. (Class A)	34,750	3,528,167

		25,712,750

Leisure Equipment & Products—0.5%
Hasbro, Inc. (a)	154,070	4,913,292

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (b)	122,970	5,529,961

Machinery—1.4%
Danaher Corp.	225,880	10,625,395
Eaton Corp.	90,530	3,940,771

		14,566,166

Media—2.8%
Comcast Corp. (Class A)	262,250	6,178,610
Omnicom Group, Inc.	140,430	6,260,369
The Walt Disney Co.	232,170	8,706,375
Viacom, Inc. (Class B)	180,040	8,175,617

		29,320,971

Metals & Mining—0.1%
Cliffs Natural Resources, Inc.	17,000	1,059,950

Multi-Utilities—0.8%
PG&E Corp.	101,790	4,195,784
Public Service Enterprise Group, Inc.	132,670	4,379,437

		8,575,221

Multiline Retail—1.2%
Kohl’s Corp.	87,880	$4,336,878
Target Corp.	167,340	8,571,155

		12,908,033

Oil, Gas & Consumable Fuels—6.9%
Anadarko Petroleum Corp.	32,470	2,478,435
Apache Corp.	122,670	11,111,449
Chevron Corp.	123,236	13,112,310
EOG Resources, Inc.	17,740	1,747,567
EQT Corp.	37,520	2,055,721
Exxon Mobil Corp.	228,944	19,405,294
Hess Corp.	61,580	3,497,744
Kinder Morgan, Inc. (a)	33,410	1,074,800
Noble Energy, Inc.	40,290	3,802,973
Occidental Petroleum Corp.	104,180	9,761,666

The Williams Cos., Inc.	111,950	3,696,589

		71,744,548

Pharmaceuticals—4.4%
Abbott Laboratories	202,418	11,381,964
Bayer AG(EUR)	21,893	1,402,814
Johnson & Johnson	234,278	15,363,951
Merck & Co., Inc.	55,813	2,104,150
Pfizer, Inc.	638,923	13,826,294
Roche Holding AG(CHF)	10,624	1,799,963

		45,879,136

Professional Services—0.2%
Dun & Bradstreet Corp.	24,430	1,828,097

Road & Rail—0.3%
Canadian National Railway Co.	24,490	1,923,934
Union Pacific Corp.	12,350	1,308,359

		3,232,293

Semiconductors & Semiconductor Equipment—0.7%
ASML Holding NV	58,995	2,465,401
Intel Corp.	128,460	3,115,155
Microchip Technology, Inc. (a)	49,090	1,798,167

		7,378,723

Software—1.4%
Check Point Software Technologies, Ltd. (b)	36,830	1,935,048
Microsoft Corp.	62,460	1,621,462
Oracle Corp.	439,990	11,285,743

		14,842,253

Specialty Retail—0.8%
Advance Auto Parts, Inc.	45,430	3,163,291
Staples, Inc.	209,600	2,911,344
The Sherwin-Williams Co.	29,610	2,643,285

		8,717,920

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Tobacco—2.6%
Altria Group, Inc.	84,176	$2,495,818
Philip Morris International, Inc.	292,280	22,938,134
Reynolds American, Inc.	31,180	1,291,476

		26,725,428

Wireless Telecommunication Services—0.8%
Vodafone Group plc(GBP)	3,038,133	8,437,939

Total Common Stock (Identified Cost $549,212,171)		629,087,232

U.S. Treasury & Government Agencies—25.5%

Agency Sponsored Mortgage-Backed—12.5%
Fannie Mae 15 Yr. Pool 4.500%, 04/01/18	$136,991	146,683
4.500%, 06/01/18	337,314	361,180
4.500%, 07/01/18	237,307	254,098
4.500%, 03/01/19	281,250	300,974
4.500%, 06/01/19	260,548	278,819
4.500%, 04/01/20	226,733	242,634
4.500%, 07/01/20	118,278	126,573
5.000%, 11/01/17	242,236	261,637
5.000%, 02/01/18	748,477	808,423
5.000%, 12/01/18	773,905	835,888
5.000%, 07/01/19	491,563	533,852
5.000%, 07/01/20	260,840	283,027
5.000%, 08/01/20	119,646	129,939
5.500%, 11/01/17	390,266	420,497
5.500%, 12/01/17	73,735	79,676
5.500%, 01/01/18	292,409	317,839
5.500%, 02/01/18	236,744	255,446
5.500%, 06/01/19	401,535	441,349
5.500%, 07/01/19	308,694	338,576
5.500%, 08/01/19	101,202	110,857
5.500%, 09/01/19	325,099	356,613
5.500%, 01/01/21	148,223	162,920
5.500%, 03/01/21	45,006	49,468
6.000%, 07/01/16	112,218	121,367
6.000%, 01/01/17	89,265	96,654
6.000%, 02/01/17 (c)	163,995	177,364
6.000%, 07/01/17	235,940	255,175
6.000%, 08/01/17	26,050	28,206
6.000%, 09/01/17	191,692	207,560
6.000%, 03/01/18	24,359	26,375
6.000%, 11/01/18	133,439	144,318
6.000%, 01/01/21	157,771	171,916
6.000%, 05/01/21	92,152	100,414
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	77,910	85,923
Fannie Mae 30 Yr. Pool 4.500%, 08/01/33	1,072,278	1,144,300
4.500%, 02/01/35	193,775	206,730
4.500%, 09/01/35	291,217	310,504
4.500%, 08/01/40	183,056	195,981

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 02/01/41	$826,622	$884,985
4.500%, 04/01/41	919,209	984,110
5.000%, 11/01/33	500,466	541,224
5.000%, 03/01/34	628,224	679,387
5.000%, 04/01/34	223,191	241,368
5.000%, 05/01/34	206,643	223,473
5.000%, 08/01/34	225,553	243,922
5.000%, 09/01/34	777,148	840,440
5.000%, 01/01/35	219,866	237,773
5.000%, 06/01/35	572,194	618,616
5.000%, 07/01/35	2,388,617	2,582,403
5.000%, 08/01/35	508,772	550,049
5.000%, 09/01/35	380,054	410,887
5.000%, 10/01/35	1,624,632	1,756,436
5.000%, 08/01/36	241,208	260,777
5.000%, 07/01/39	976,779	1,066,097
5.000%, 10/01/39	710,691	768,127
5.000%, 11/01/39	271,496	296,322
5.000%, 11/01/40	345,960	376,189
5.000%, 01/01/41	125,285	136,232
5.000%, 03/01/41	196,968	214,179
5.500%, 02/01/33	272,243	297,605
5.500%, 05/01/33	30,516	33,512
5.500%, 06/01/33	905,582	989,947
5.500%, 07/01/33	1,017,136	1,111,892
5.500%, 11/01/33	589,966	644,928
5.500%, 12/01/33	111,250	122,292
5.500%, 01/01/34 (c)	201,403	220,166
5.500%, 01/01/34	331,535	363,684
5.500%, 02/01/34	758,230	830,600
5.500%, 03/01/34	141,526	157,629
5.500%, 04/01/34	231,891	254,576
5.500%, 05/01/34	1,237,564	1,366,661
5.500%, 06/01/34	1,722,902	1,891,957
5.500%, 07/01/34	671,193	736,300
5.500%, 09/01/34	2,013,353	2,208,773
5.500%, 10/01/34	2,507,417	2,753,547
5.500%, 11/01/34	3,120,858	3,427,202
5.500%, 12/01/34	1,754,651	1,926,889
5.500%, 01/01/35	1,396,638	1,533,733

5.500%, 02/01/35	187,376	206,179
5.500%, 04/01/35	247,475	271,767
5.500%, 07/01/35	269,648	296,116
5.500%, 08/01/35	231,125	253,812
5.500%, 09/01/35 (c)	758,948	835,107
5.500%, 01/01/36	239,118	261,095
6.000%, 02/01/32	605,341	674,787
6.000%, 03/01/34	79,588	88,892
6.000%, 04/01/34	1,142,487	1,273,556
6.000%, 06/01/34	1,026,459	1,145,460
6.000%, 07/01/34	1,056,449	1,176,289
6.000%, 08/01/34	1,888,436	2,101,818
6.000%, 10/01/34	897,365	999,760
6.000%, 11/01/34	121,632	135,556
6.000%, 12/01/34	75,063	83,317

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 08/01/35	$216,483	$240,287
6.000%, 09/01/35 (c)	325,824	362,491
6.000%, 10/01/35	422,417	470,827
6.000%, 11/01/35	136,355	151,167
6.000%, 12/01/35	504,618	560,791
6.000%, 02/01/36	320,705	356,796
6.000%, 04/01/36	825,459	917,450
6.000%, 06/01/36	251,911	279,620
6.000%, 03/01/37	311,013	342,806
6.000%, 07/01/37	739,894	822,777
6.500%, 06/01/31	152,106	173,121
6.500%, 07/01/31	66,821	76,241
6.500%, 08/01/31	42,343	48,193
6.500%, 09/01/31	222,767	253,545
6.500%, 02/01/32	105,015	119,524
6.500%, 07/01/32	385,194	437,860
6.500%, 08/01/32	342,295	388,731
6.500%, 01/01/33	145,177	164,872
6.500%, 04/01/34	276,230	312,768
6.500%, 06/01/34	85,879	96,993
6.500%, 08/01/34	157,003	177,468
6.500%, 04/01/36	155,368	174,891
6.500%, 05/01/36	292,319	329,874
6.500%, 02/01/37	657,056	737,158
6.500%, 05/01/37	412,655	462,833
6.500%, 07/01/37	344,393	386,952
7.500%, 10/01/29	37,711	44,982
7.500%, 02/01/30	25,438	30,277
7.500%, 11/01/31	118,722	142,010
7.500%, 02/01/32	28,186	33,703
Fannie Mae ACES 2.578%, 09/25/18	500,000	506,958
Fannie Mae Pool 3.800%, 02/01/18	143,386	155,036
3.849%, 07/01/18	199,337	216,646
3.910%, 02/01/18	207,956	225,632
4.010%, 08/01/13 (c)	136,810	141,019
4.021%, 08/01/13 (c)	537,069	555,132
4.563%, 05/01/14 (c)	624,698	661,704
4.600%, 09/01/19	136,000	153,068
4.630%, 04/01/14	341,204	360,613
4.700%, 03/01/15	576,264	621,240
4.767%, 04/01/13 (c)	60,324	61,750
4.841%, 08/01/14 (c)	828,865	880,352
4.845%, 06/01/13	85,614	88,649
4.872%, 02/01/14 (c)	597,157	622,229
4.880%, 03/01/20	348,550	381,787
4.940%, 08/01/15	50,000	54,541
5.370%, 05/01/18	630,000	712,353
5.371%, 02/01/13 (c)	362,943	372,097
5.466%, 11/01/15 (c)	407,996	450,048
5.662%, 02/01/16 (c)	219,782	247,807
5.725%, 07/01/16 (c)	266,185	294,548

Agency Sponsored Mortgage-Backed—(Continued)
FHLMC Multifamily Structured Pass-Through Certificate 2.412%, 08/25/18	$458,000	$464,942
3.154%, 02/25/18 (c)	118,000	124,265
3.808%, 08/25/20	1,030,000	1,117,897
3.882%, 11/25/17 (c)	332,556	363,316
5.085%, 03/19/19 (c)	1,226,000	1,407,374
Freddie Mac 15 Yr. Gold Pool 4.000%, 04/01/24	1,704,401	1,789,308
4.500%, 05/01/18	131,183	139,892
4.500%, 08/01/18	241,875	257,933
4.500%, 11/01/18	248,971	265,499
4.500%, 01/01/19	466,201	497,151
4.500%, 08/01/19	26,105	27,822
4.500%, 02/01/20	196,871	209,818
4.500%, 08/01/24	1,761,357	1,867,557
5.000%, 12/01/17	7,646	8,234
5.000%, 05/01/18	97,793	104,613
5.000%, 06/01/18	12,508	13,471
5.000%, 09/01/18	258,503	279,772
5.000%, 12/01/18	34,639	37,305
5.000%, 02/01/19	245,991	265,155
5.000%, 06/01/19	105,364	114,033
5.500%, 01/01/19	63,429	69,520
5.500%, 04/01/19	41,333	45,147
5.500%, 06/01/19	23,354	25,597
5.500%, 07/01/19	61,335	66,995
5.500%, 08/01/19	26,034	28,437
5.500%, 12/01/19	52,735	57,476
5.500%, 02/01/20	18,736	20,464
6.000%, 04/01/16	13,947	15,152
6.000%, 04/01/17	60,140	65,447
6.000%, 07/01/17	37,687	41,013
6.000%, 10/01/17	44,856	48,814
6.000%, 08/01/19	203,872	222,359
6.000%, 09/01/19	106,030	116,016
6.000%, 11/01/19	77,514	84,814
6.000%, 05/01/21	94,282	103,161
6.000%, 10/01/21	144,333	157,972
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	216,607	236,956
5.500%, 06/01/25	435,687	476,072
5.500%, 07/01/25	215,186	235,131
5.500%, 08/01/25	329,967	360,552
6.000%, 02/01/23	310,847	342,477
6.000%, 12/01/25	141,969	156,060
6.000%, 02/01/26	121,453	133,508
Freddie Mac 30 Yr. Gold Pool 4.000%, 11/01/40	3,002,476	3,153,613
4.000%, 01/01/41	3,268,952	3,433,504
4.500%, 04/01/35	612,780	652,195
5.000%, 09/01/33	1,146,795	1,234,637
5.000%, 11/01/33	536,380	577,465
5.000%, 03/01/34	199,964	218,511
5.000%, 04/01/34	211,650	227,730
5.000%, 08/01/35	285,530	307,222

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.000%, 10/01/35	$938,984	$1,017,063
5.000%, 11/01/35	588,063	632,741
5.000%, 12/01/36	410,820	442,031
5.000%, 07/01/39	2,555,233	2,748,563
5.500%, 12/01/33	925,849	1,016,631
5.500%, 01/01/34	753,851	821,606
5.500%, 04/01/34	155,628	171,609
5.500%, 11/01/34	142,154	155,552
5.500%, 12/01/34	212,562	232,596
5.500%, 05/01/35	80,431	87,941
5.500%, 09/01/35	208,988	228,686
5.500%, 10/01/35	369,862	405,532
6.000%, 04/01/34	148,152	165,033
6.000%, 07/01/34	203,013	225,878
6.000%, 08/01/34	1,359,501	1,513,077
6.000%, 09/01/34	49,530	55,029
6.000%, 07/01/35	190,877	210,777
6.000%, 08/01/35	224,553	247,964
6.000%, 11/01/35	576,768	638,430
6.000%, 03/01/36	240,795	266,426
6.000%, 10/01/36	387,048	429,456
6.000%, 03/01/37	186,137	205,804
6.000%, 05/01/37	414,709	458,852
6.000%, 06/01/37	588,277	650,894
6.500%, 05/01/34	92,351	104,940
6.500%, 06/01/34	122,393	138,633
6.500%, 08/01/34	511,787	581,540
6.500%, 10/01/34	325,257	370,246
6.500%, 11/01/34	158,837	179,884
6.500%, 05/01/37	226,832	255,016
6.500%, 07/01/37	513,980	577,907
Ginnie Mae I 30 Yr. Pool 4.500%, 09/15/33	337,865	370,671
4.500%, 11/15/39	2,874,400	3,141,809
4.500%, 03/15/40	723,047	795,510
4.500%, 06/15/40	486,271	532,421
5.000%, 03/15/34	126,804	141,232
5.000%, 06/15/34	218,320	243,160
5.000%, 12/15/34	135,363	150,765
5.000%, 06/15/35	40,891	45,480
5.000%, 05/15/39	1,977,879	2,193,035
5.000%, 09/15/39	2,562,451	2,841,197
5.500%, 11/15/32	365,447	412,555
5.500%, 08/15/33	1,258,429	1,420,648
5.500%, 12/15/33	526,002	593,903
5.500%, 09/15/34	452,789	510,873
5.500%, 10/15/35	117,308	132,173
6.000%, 12/15/28	104,048	118,721
6.000%, 12/15/31	127,842	145,492
6.000%, 03/15/32	4,204	4,785
6.000%, 10/15/32	378,217	430,434
6.000%, 01/15/33	103,616	117,921
6.000%, 02/15/33	5,055	5,755
6.000%, 04/15/33	449,569	511,637
6.000%, 08/15/33	3,707	4,218

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 07/15/34	$350,051	$399,583
6.000%, 09/15/34	195,672	222,442
6.000%, 01/15/38	532,184	607,488
Ginnie Mae II 30 Yr. Pool 4.000%, 01/20/41	3,242,845	3,474,809
4.500%, 07/20/33	68,082	74,885
4.500%, 09/20/33	40,837	44,824
4.500%, 12/20/34	44,132	48,399
4.500%, 03/20/35	185,431	203,359
4.500%, 01/20/41	930,841	1,017,205
5.000%, 07/20/33	140,501	156,360
6.000%, 01/20/35	133,885	152,026
6.000%, 02/20/35	69,591	79,021
6.000%, 04/20/35	106,211	120,603

		130,789,482

Federal Agencies—0.1%
The Financing Corp. 9.650%, 11/02/18	430,000	641,960

U.S. Treasury—12.9%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	293,000	383,418
4.500%, 08/15/39	13,742,000	18,175,939
5.000%, 05/15/37	3,912,000	5,504,305
5.250%, 02/15/29 (a)	5,902,000	8,153,979
5.375%, 02/15/31 (a)	887,000	1,264,252
6.250%, 08/15/23 (a)	1,251,000	1,790,494
8.500%, 02/15/20 (a)	1,104,000	1,698,004
U.S. Treasury Notes 0.500%, 08/15/14	3,838,000	3,855,390
1.375%, 10/15/12 (a)	1,825,000	1,842,752
1.375%, 01/15/13 (a)	7,734,000	7,830,072
1.500%, 12/31/13	21,000	21,522
1.875%, 02/28/14	2,369,800	2,450,520
2.000%, 11/30/13	2,098,000	2,167,251
2.125%, 05/31/15	23,619,000	24,934,649
2.625%, 02/29/16	800,000	864,750
2.750%, 10/31/13 (a)	6,744,000	7,049,321
2.750%, 02/15/19	3,838,100	4,203,618
3.125%, 09/30/13 (a)	10,194,000	10,702,507
3.125%, 05/15/19	9,358,000	10,492,657
3.500%, 05/31/13	3,900,000	4,079,767
3.500%, 05/15/20 (a)	4,891,000	5,626,562
3.750%, 11/15/18 (a)	2,067,000	2,404,663
3.875%, 02/15/13 (a)	5,448,000	5,672,305
4.125%, 05/15/15	125,000	140,225
4.750%, 08/15/17 (a)	2,444,000	2,942,727

		134,251,649

Total U.S. Treasury & Government Agencies (Identified Cost $244,969,779)		265,683,091

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—9.8%

Security Description	Par Amount	Value*

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$756,000	$812,859

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,580,532
SABMiller plc (144A) 5.500%, 08/15/13	1,311,000	1,397,524

		2,978,056

Capital Markets—0.7%
Credit Suisse 5.500%, 05/01/14	1,470,000	1,527,947
Merrill Lynch & Co., Inc. 6.150%, 04/25/13	1,160,000	1,170,868
Morgan Stanley 6.625%, 04/01/18	1,270,000	1,254,053
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,324,780
UBS Preferred Funding Trust V 6.243%, 05/12/49 (a) (c)	1,950,000	1,650,187

		6,927,835

Chemicals—0.0%
Ecolab, Inc. 5.500%, 12/08/41	170,000	188,384

Commercial Banks—2.0%
ABN Amro Bank NV (144A) 2.198%, 01/30/14 (a) (c)	2,030,000	1,979,916
Banco Bradesco S.A. (144A) 6.750%, 09/29/19	613,000	671,235
Bank One Corp. 8.000%, 04/29/27	100,000	118,241
BNP Paribas (144A) 7.195%, 12/31/49 (a) (c)	500,000	348,750
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	710,000	752,983
Groupe BPCE (144A) 12.500%, 06/29/49 (c)	1,375,000	1,241,185
HSBC Bank USA N.A. 4.875%, 08/24/20	760,000	705,231
HSBC Holdings plc 5.100%, 04/05/21	679,000	721,501
ING Bank NV (144A) 3.900%, 03/19/14	1,280,000	1,350,417
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	1,290,000	1,533,113
Nordea Bank AB (144A) 4.875%, 01/14/21	830,000	848,359
5.424%, 12/29/49 (c)	359,000	323,818
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,175,985
Santander U.S. Debt S.A. Unipersonal (144A) 3.781%, 10/07/15	500,000	453,127

Commercial Banks—(Continued)
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	$1,330,000	$1,383,880
The Royal Bank of Scotland plc 6.125%, 01/11/21	1,200,000	1,183,835
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	2,290,000	2,304,823
U.S. Bancorp 7.500%, 06/01/26	400,000	517,582
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,516,613

		21,130,594

Consumer Finance—0.4%
American Express Co. 5.500%, 09/12/16	960,000	1,058,108
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,383,907
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	662,644
3.400%, 09/15/21	880,000	906,931

		4,011,590

Diversified Financial Services—2.0%
Asian Development Bank 2.750%, 05/21/14 (a)	970,000	1,018,934
Bank of America Corp. 5.490%, 03/15/19	696,000	599,890
7.375%, 05/15/14	510,000	528,798
7.625%, 06/01/19	710,000	734,294
BP Capital Markets plc 4.500%, 10/01/20	306,000	337,020
4.742%, 03/11/21	847,000	959,358
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,093,627
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	1,260,000	1,310,084
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	892,495
Enel Finance International S.A. (144A) 6.250%, 09/15/17 (a)	995,000	949,630
ERAC USA Finance, LLC (144A) 7.000%, 10/15/37	1,115,000	1,341,427
General Electric Capital Corp. 5.450%, 01/15/13	572,000	598,462
GG1C Funding Corp. (144A) 5.129%, 01/15/14	261,213	266,657
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,370,490
JPMorgan Chase Capital XXII 6.450%, 02/02/37	568,000	568,000
JPMorgan Chase Capital XXVII 7.000%, 11/01/39	149,000	149,931
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	870,107

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Petrobras International Finance Co. 6.750%, 01/27/41 (a)	$276,000	$317,161
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	730,000	747,062
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,576,795
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	723,320
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	1,270,000	1,291,761
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,143,884
W3A Funding Corp. 8.090%, 01/02/17	465,075	459,299
WEA Finance, LLC (144A) 4.625%, 05/10/21	990,000	971,679
6.750%, 09/02/19	363,000	404,871

		21,225,036

Electric Utilities—0.6%
Bruce Mansfield Unit 6.850%, 06/01/34	2,317,582	2,518,526
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	1,825,000	2,337,785
PSEG Power, LLC 5.320%, 09/15/16	989,000	1,103,107

		5,959,418

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,257,867
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	2,189,026

		3,446,893

Health Care Equipment & Supplies—0.2%
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,310,742
Hospira, Inc. 6.050%, 03/30/17 (c)	979,000	1,080,822

		2,391,564

Hotels, Restaurants & Leisure—0.1%
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,161,437

Insurance—0.4%
Chubb Corp. 6.375%, 03/29/67 (c)	1,510,000	1,491,125
Irish Life & Permanent Group Holdings plc (144A) 3.600%, 01/14/13	1,500,000	1,311,864
Prudential Financial, Inc. 6.625%, 06/21/40	430,000	475,020

Insurance—(Continued)
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	$146,000	$137,240
6.500%, 05/09/37 (c)	491,000	441,900

		3,857,149

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	1,029,773
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,318,539

		2,348,312

Media—0.4%
COX Communications, Inc. 4.625%, 06/01/13	1,058,000	1,115,306
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	143,732
News America Holdings, Inc. 8.500%, 02/23/25	722,000	886,379
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,625,294

		3,770,711

Metals & Mining—0.2%
ArcelorMittal 5.250%, 08/05/20 (a)	610,000	553,918
9.850%, 06/01/19	603,000	670,666
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	290,000	294,509
Vale Overseas, Ltd. 4.625%, 09/15/20	298,000	308,163
6.875%, 11/10/39	233,000	266,878

		2,094,134

Oil, Gas & Consumable Fuels—0.7%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,330,000	1,516,334
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,057,352
Hess Corp. 8.125%, 02/15/19	300,000	385,099
Husky Energy, Inc. 5.900%, 06/15/14	771,000	837,977
7.250%, 12/15/19	787,000	963,064
Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	625,000	774,510
Petroleos Mexicanos 8.000%, 05/03/19	759,000	946,853
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	752,526	805,203

		7,286,392

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Pharmaceuticals—0.1%
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	$1,298,000	$1,577,606

Real Estate Investment Trusts—0.4%
Boston Properties, L.P. 5.000%, 06/01/15	200,000	216,594
HCP, Inc. 5.375%, 02/01/21	734,000	769,515
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,882,995
Simon Property Group, L.P. 5.875%, 03/01/17 (a)	1,328,000	1,516,783

		4,385,887

Road & Rail—0.0%
Norfolk Southern Corp. (144A) 4.837%, 10/01/41	402,000	426,518

Specialty Retail—0.1%
Home Depot, Inc. 5.950%, 04/01/41	278,000	358,673
Limited Brands, Inc. 5.250%, 11/01/14 (a)	370,000	384,800

		743,473

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	541,000	567,751

Wireless Telecommunication Services—0.3%
Crown Castle Towers, LLC 4.883%, 08/15/40	370,000	378,153
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	711,000	784,474
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,806,508

		2,969,135

Yankee—0.2%
Petro-Canada 6.050%, 05/15/18	1,664,000	1,958,811
Statoil ASA 7.750%, 06/15/23	100,000	138,388

		2,097,199

Total Corporate Bonds & Notes (Identified Cost $96,654,767)		102,357,933

Mortgage-Backed Securities—1.4%

Collateralized-Mortgage Obligation—0.0%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	87,446	9,619
RAAC Series 4.971%, 09/25/34 (c)	338,462	337,471

		347,090

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—1.4%
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	$1,735,738	$1,810,960
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	41,250
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (c)	500,000	523,034
5.475%, 02/10/17	3,025,000	2,841,213
JPMorgan Chase Commercial Mortgage Securities Corp. 5.216%, 05/15/41 (c)	1,292,933	1,383,061
5.475%, 04/15/43 (c)	155,669	171,243
5.817%, 06/15/49 (c)	1,327,157	1,410,405
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.743%, 06/12/50 (c)	1,735,738	1,835,758
Morgan Stanley Capital I (144A) 0.984%, 11/15/30 (c) (d)	3,601,496	96,895
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,011,180	932,510
Wachovia Bank Commercial Mortgage Trust 5.899%, 02/15/51 (c)	3,000,000	3,248,196

		14,294,525

Total Mortgage-Backed Securities (Identified Cost $14,440,744)		14,641,615

Asset-Backed Securities — 0.6%

Asset Backed - Home Equity—0.1%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.894%, 12/28/40 (c)	1,048,966	597,692
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	671,060	436,410
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,190,000	680,359

		1,714,461

Asset Backed - Other—0.5%
Anthracite CDO I, Ltd. (144A) 0.744%, 05/24/17 (c)	1,100,700	1,023,651
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35	1,497,201	1,485,223
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	940,760	1,015,192
4.770%, 04/01/24	48,678	53,175
4.950%, 03/01/25 (c)	289,652	318,694
4.990%, 09/01/24 (c)	166,653	183,060
5.110%, 08/01/25 (c)	416,597	460,241
5.180%, 05/01/24 (c)	81,695	90,071
5.520%, 06/01/24 (c)	253,387	282,059

		4,911,366

Total Asset-Backed Securities (Identified Cost $7,571,778)		6,625,827

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Government—0.4%

Security Description	Shares/Par Amount	Value*

Sovereign—0.4%
Egypt Government AID Bonds 4.450%, 09/15/15	$1,903,000	$2,128,924
Peruvian Government International Bond 7.350%, 07/21/25	103,000	136,475
Russian Foreign Bond (144A) 3.625%, 04/29/15	2,100,000	2,110,500

Total Foreign Government (Identified Cost $4,149,324)		4,375,899

Municipal Bonds & Notes—0.2%

Municipal Agency—0.2%
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	1,505,679

Total Municipal Bonds & Notes (Identified Cost $1,092,733)		1,505,679

Preferred Stock—0.1%

Automobiles—0.1%
General Motors Co.	37,100	1,275,313

Total Preferred Stock (Identified Cost $1,855,000)		1,275,313

Convertible Preferred Stock—0.1%

Electric Utilities—0.1%
PPL Corp.	10,940	610,780

Total Convertible Preferred Stock (Identified Cost $547,000)		610,780

Short Term Investments—6.7%

Mutual Funds—6.7%
State Street Navigator Securities Lending Prime Portfolio (e)	70,084,866	70,084,866

Total Short Term Investments (Identified Cost $70,084,866)		70,084,866

Total Investments 105.0% (Identified Cost $990,578,162) (f)		1,096,248,235
Liabilities in excess of other assets		(51,932,754)

Net Assets—100.0%		$1,044,315,481

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $68,772,380 and the collateral received consisted of cash in the amount of $70,084,866 and non-cash collateral with a value of $151,312. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,018,546,952. The aggregate unrealized appreciation and depreciation of investments was $107,311,603 and $(29,610,320), respectively, resulting in net unrealized appreciation of $77,701,283 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $34,260,759, which is 3.3% of net assets.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$46,563,863	$—	$—	$46,563,863
Air Freight & Logistics	2,547,012	—	—	2,547,012
Auto Components	4,991,597	—	—	4,991,597
Automobiles	1,145,863	—	—	1,145,863
Beverages	8,605,927	8,678,549	—	17,284,476
Capital Markets	36,241,734	—	—	36,241,734
Chemicals	19,988,662	—	—	19,988,662
Commercial Banks	18,480,625	—	—	18,480,625
Communications Equipment	4,945,603	—	—	4,945,603
Computers & Peripherals	2,227,725	—	—	2,227,725
Construction & Engineering	2,498,430	—	—	2,498,430
Diversified Financial Services	25,453,416	—	—	25,453,416
Diversified Telecommunication Services	15,576,356	—	—	15,576,356
Electric Utilities	8,619,760	—	—	8,619,760
Energy Equipment & Services	4,832,630	—	—	4,832,630
Food & Staples Retailing	10,709,916	—	—	10,709,916
Food Products	7,323,721	11,705,327	—	19,029,048
Health Care Equipment & Supplies	18,554,321	—	—	18,554,321
Health Care Providers & Services	5,295,955	—	—	5,295,955
Hotels, Restaurants & Leisure	1,585,214	—	—	1,585,214
Household Durables	4,280,094	—	—	4,280,094
Household Products	6,763,193	1,558,388	—	8,321,581
Independent Power Producers & Energy Traders	1,453,043	—	—	1,453,043
Industrial Conglomerates	14,193,468	—	—	14,193,468
Insurance	42,894,159	—	—	42,894,159
IT Services	25,712,750	—	—	25,712,750
Leisure Equipment & Products	4,913,292	—	—	4,913,292
Life Sciences Tools & Services	5,529,961	—	—	5,529,961
Machinery	14,566,166	—	—	14,566,166
Media	29,320,971	—	—	29,320,971
Metals & Mining	1,059,950	—	—	1,059,950
Multi-Utilities	8,575,221	—	—	8,575,221
Multiline Retail	12,908,033	—	—	12,908,033
Oil, Gas & Consumable Fuels	71,744,548	—	—	71,744,548
Pharmaceuticals	42,676,359	3,202,777	—	45,879,136
Professional Services	1,828,097	—	—	1,828,097

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Road & Rail	$3,232,293	$—	$—	$3,232,293
Semiconductors & Semiconductor Equipment	7,378,723	—	—	7,378,723
Software	14,842,253	—	—	14,842,253
Specialty Retail	8,717,920	—	—	8,717,920
Tobacco	26,725,428	—	—	26,725,428
Wireless Telecommunication Services	—	8,437,939	—	8,437,939
Total Common Stock	595,504,252	33,582,980	—	629,087,232
Total U.S. Treasury & Government Agencies*	—	265,683,091	—	265,683,091
Total Corporate Bonds & Notes*	—	102,357,933	—	102,357,933
Total Mortgage-Backed Securities*	—	14,641,615	—	14,641,615
Total Asset-Backed Securities*	—	6,625,827	—	6,625,827
Total Foreign Government*	—	4,375,899	—	4,375,899
Total Municipal Bonds & Notes*	—	1,505,679	—	1,505,679
Total Preferred Stock*	1,275,313	—	—	1,275,313
Total Convertible Preferred Stock*	610,780	—	—	610,780
Total Short Term Investments*	70,084,866	—	—	70,084,866
Total Investments	$667,475,211	$428,773,024	$—	$1,096,248,235

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,096,248,235
Cash		15,470,227
Cash denominated in foreign currencies (c)		255
Receivable for:
Securities sold		98,382
Fund shares sold		192,148
Interest and dividends		4,461,254
Foreign taxes		152,464

Total Assets		1,116,622,965
Liabilities
Payable for:
Securities purchased	$66,020
Fund shares redeemed	1,356,493
Foreign taxes	1,174
Collateral for securities loaned	70,084,866
Accrued expenses:
Management fees	485,541
Distribution and service fees	156,515
Deferred directors’ fees	38,338
Other expenses	118,537

Total Liabilities		72,307,484

Net Assets		$1,044,315,481

Net assets consists of:
Paid in surplus		$1,156,952,172
Undistributed net investment income		28,286,529
Accumulated net realized losses		(246,595,109)
Unrealized appreciation on investments and foreign currency transactions		105,671,889

Net Assets		$1,044,315,481

Net Assets
Class A		$169,480,650
Class B		220,007,762
Class E		30,999,403
Class F		623,827,666
Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,306,956
Class B (4,000,000)		1,715,973
Class E (2,000,000)		240,231
Class F (10,000,000)		4,849,502
Net Asset Value, Offering and Redemption Price Per Share
Class A		$129.68
Class B		128.21
Class E		129.04
Class F		128.64

(a)	Identified cost of investments was $990,578,162.
(b)	Includes securities on loan with a value of $68,772,380.
(c)	Identified cost of cash denominated in foreign currencies was $257.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$17,169,875
Interest (b)		18,490,359

		35,660,234
Expenses
Management fees	$6,160,012
Distribution and service fees—Class B	564,069
Distribution and service fees—Class E	50,757
Distribution and service fees—Class F	1,386,720
Directors’ fees and expenses	50,890
Custodian and accounting	212,984
Audit and tax services	53,688
Legal	12,732
Shareholder reporting	134,145
Insurance	12,358
Miscellaneous	16,281

Total expenses	8,654,636
Less broker commission recapture	(16,601)	8,638,035

Net Investment Income		27,022,199

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	32,204,245
Foreign currency transactions	4,721	32,208,966

Net change in unrealized depreciation on:
Investments	(33,153,143)
Foreign currency transactions	(11,410)	(33,164,553)

Net realized and unrealized loss		(955,587)

Net Increase in Net Assets From Operations		$26,066,612

(a)	Net of foreign taxes of $141,262.
(b)	Includes net income on securities loaned of $143,446.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,022,199	$28,480,444
Net realized gain	32,208,966	13,256,893
Net change in unrealized appreciation (depreciation)	(33,164,553)	70,047,907

Increase in net assets from operations	26,066,612	111,785,244

From Distributions to Shareholders
Net investment income
Class A	(4,960,804)	(5,616,197)
Class B	(5,732,049)	(5,987,374)
Class E	(897,717)	(1,115,194)
Class F	(18,398,065)	(22,245,694)

Total distributions	(29,988,635)	(34,964,459)

Decrease in net assets from capital share transactions	(150,802,585)	(108,522,861)

Total decrease in net assets	(154,724,608)	(31,702,076)

Net Assets
Beginning of the period	1,199,040,089	1,230,742,165

End of the period	$1,044,315,481	$1,199,040,089

Undistributed Net Investment Income
End of the period	$28,286,529	$29,759,838

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	95,168	$12,450,742	101,386	$12,453,953
Reinvestments	37,607	4,960,804	45,114	5,616,197
Redemptions	(261,546)	(34,072,048)	(256,200)	(31,448,772)

Net decrease	(128,771)	$(16,660,502)	(109,700)	$(13,378,622)

Class B
Sales	201,855	$25,966,180	249,050	$30,348,862
Reinvestments	43,873	5,732,049	48,536	5,987,374
Redemptions	(294,395)	(37,774,637)	(258,775)	(31,366,785)

Net increase (decrease)	(48,667)	$(6,076,408)	38,811	$4,969,451

Class E
Sales	9,361	$1,205,570	24,427	$3,020,582
Reinvestments	6,832	897,717	8,991	1,115,194
Redemptions	(57,507)	(7,431,738)	(70,567)	(8,632,885)

Net decrease	(41,314)	$(5,328,451)	(37,149)	$(4,497,109)

Class F
Sales	227,317	$29,364,981	304,513	$37,142,362
Reinvestments	140,400	18,398,065	179,821	22,245,694
Redemptions	(1,319,936)	(170,500,270)	(1,272,872)	(155,004,637)

Net decrease	(952,219)	$(122,737,224)	(788,538)	$(95,616,581)

Decrease derived from capital share transactions		$(150,802,585)		$(108,522,861)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$130.06	$121.69	$107.65	$154.53	$156.45

Income (Loss) From Investment Operations
Net investment income (a)	3.34	3.14	3.52	4.08	4.40
Net realized and unrealized gain (loss) on investments	(0.14)	8.95	15.39	(35.15)	2.49

Total from investment operations	3.20	12.09	18.91	(31.07)	6.89

Less Distributions
Distributions from net investment income	(3.58)	(3.72)	(4.87)	(5.02)	(3.51)
Distributions from net realized capital gains	0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.58)	(3.72)	(4.87)	(15.81)	(8.81)

Net Asset Value, End of Period	$129.68	$130.06	$121.69	$107.65	$154.53

Total Return (%)	2.42	10.08	18.60	(22.15)	4.38

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.59	0.58	0.60	0.58	0.58
Ratio of net investment income to average net assets (%)	2.56	2.56	3.21	3.15	2.80
Portfolio turnover rate (%)	19	31	43	52	58
Net assets, end of period (in millions)	$169.48	$186.73	$188.06	$177.74	$264.38

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$128.66	$120.45	$106.53	$153.05	$155.02

Income (Loss) From Investment Operations
Net investment income (a)	2.98	2.80	3.19	3.72	3.97
Net realized and unrealized gain (loss) on investments	(0.15)	8.86	15.28	(34.82)	2.45

Total from investment operations	2.83	11.66	18.47	(31.10)	6.42

Less Distributions
Distributions from net investment income	(3.28)	(3.45)	(4.55)	(4.63)	(3.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.28)	(3.45)	(4.55)	(15.42)	(8.39)

Net Asset Value, End of Period	$128.21	$128.66	$120.45	$106.53	$153.05

Total Return (%)	2.16	9.80	18.30	(22.35)	4.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.83	0.85	0.83	0.83
Ratio of net investment income to average net assets (%)	2.32	2.31	2.93	2.90	2.56
Portfolio turnover rate (%)	19	31	43	52	58
Net assets, end of period (in millions)	$220.01	$227.03	$207.87	$161.73	$233.74

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$129.46	$121.16	$107.16	$153.85	$155.83

Income (Loss) From Investment Operations
Net investment income (a)	3.13	2.95	3.35	3.88	4.14
Net realized and unrealized gain (loss) on investments	(0.15)	8.91	15.33	(35.00)	2.46

Total from investment operations	2.98	11.86	18.68	(31.12)	6.60

Less Distributions
Distributions from net investment income	(3.40)	(3.56)	(4.68)	(4.78)	(3.28)
Distributions from net realized capital gains	0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.40)	(3.56)	(4.68)	(15.57)	(8.58)

Net Asset Value, End of Period	$129.04	$129.46	$121.16	$107.16	$153.85

Total Return (%)	2.25	9.92	18.42	(22.27)	4.22

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	0.73	0.75	0.73	0.73
Ratio of net investment income to average net assets (%)	2.41	2.41	3.07	2.98	2.65
Portfolio turnover rate (%)	19	31	43	52	58
Net assets, end of period (in millions)	$31.00	$36.45	$38.61	$40.10	$73.56

	Class F
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$129.07	$120.81	$106.86	$153.46	$155.39

Income (Loss) From Investment Operations
Net investment income (a)	3.05	2.88	3.28	3.80	4.08
Net realized and unrealized gain (loss) on investments	(0.14)	8.89	15.28	(34.91)	2.43

Total from investment operations	2.91	11.77	18.56	(31.11)	6.51

Less Distributions
Distributions from net investment income	(3.34)	(3.51)	(4.61)	(4.70)	(3.14)
Distributions from net realized capital gains	0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.34)	(3.51)	(4.61)	(15.49)	(8.44)

Net Asset Value, End of Period	$128.64	$129.07	$120.81	$106.86	$153.46

Total Return (%)	2.21	9.87	18.36	(22.31)	4.18

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.78	0.80	0.78	0.78
Ratio of net investment income to average net assets (%)	2.36	2.36	3.01	2.94	2.60
Portfolio turnover rate (%)	19	31	43	52	58
Net assets, end of period (in millions)	$623.83	$748.82	$796.20	$789.29	$1,287.49

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per Annum	Average Daily Net Assets
$6,160,012	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E, and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$58,479,312	$158,980,236	$117,368,006	$257,141,733

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$29,988,635	$34,964,459	$—	$—	$—	$—	$29,988,635	$34,964,459

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,324,867	$—	$77,703,099	$(218,626,321)	$—	$(112,598,355)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$53,846,058	$218,626,321

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-25

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-26

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-29

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-30

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-31

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-32

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-33

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-34

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-35

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-36

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Metropolitan Series Fund, Inc. MFS® Value Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the MFS Value Portfolio returned 0.85%, 0.64%, and 0.81%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 0.39%.

MARKET ENVIRONMENT/CONDITIONS

Early in 2011, the U.S. Federal Reserve (the Fed) responded to weak economic growth by further loosening monetary policy. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the year, a weakening macroeconomic backdrop and renewed concerns over peripheral Eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the budget deficit and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the year, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the Eurozone.

PORTFOLIO REVIEW/YEAR-END POSITIONING

A combination of stock selection and an overweight position in the Consumer Staples sector contributed to the Portfolio’s performance relative to the Russell 1000 Value Index. Holdings of tobacco company Philip Morris International, Inc. and alcoholic drink producer Diageo plc (United Kingdom) outperformed the benchmark during the year and were among the Portfolio’s top contributors.

Stock selection in the Information Technology sector also boosted performance. Within this sector, holdings of diversified technology products company International Business Machines Corp. (IBM), debit and credit transaction processing company MasterCard, Inc., and management consulting firm Accenture plc (Ireland) helped relative results.

Elsewhere, the Portfolio’s holdings of defense contractor Lockheed Martin Corp., pharmaceutical and medical products maker Abbott Laboratories, and fast-food company McDonald’s Corp. supported positive results. Additionally, not holding shares of financial services firm Citigroup and investment banking firm Morgan Stanley benefited relative performance as both stocks underperformed the benchmark during the year.

A combination of stock selection and an underweight position in the Utilities sector detracted from relative performance. No individual holdings within this sector were among the Portfolio’s top relative detractors.

Security selection in the Healthcare and Consumer Discretionary sectors weighed on relative performance. Not holding shares of global pharmaceutical company Bristol Myers Squibb and health insurance and Medicare/Medicaid provider UnitedHealth Group held back relative performance as both stocks outperformed the benchmark during the year. Holding shares of poor-performing toy maker Hasbro, Inc. dampened relative performance as well.

Stocks in other sectors that detracted from relative performance included investment banking firm Goldman Sachs Group, Inc. and global financial services provider Bank of New York Mellon Corp. The Portfolio’s positioning in shares of network equipment company Cisco Systems, Inc., and holdings of enterprise software products maker Oracle Corp., offshore drilling contractor Transocean, Ltd., and oil and gas exploration and production company Apache Corp. also hurt relative results. Additionally, not holding shares of telecommunications services provider Verizon Communications dampened performance as the stock turned in strong performance during the year.

From a positioning standpoint, over the twelve months ending December 31, 2011, we decreased the Portfolio’s weighting within Financials (major banks) as well as Energy (integrated—energy, oil services). In contrast, we increased the Portfolio’s exposure to Leisure (broadcasting, cable TV) and Retailing (general merchandise). As of December 31, 2011, the Portfolio had its largest underweight positions within Utilities, Telecommunications, and Financials while having its largest overweight positions within Consumer Staples and Industrials.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	0.85	-0.28	4.80	—
Class B	0.64	—	—	-1.41
Class E	0.81	—	—	-1.30
Russell 1000 Value Index	0.39	-2.64	3.89	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/20/98, 4/28/08, and 4/28/08, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Philip Morris International, Inc.	4.2
Lockheed Martin Corp.	3.7
Johnson & Johnson	2.9
Pfizer, Inc.	2.8
AT&T, Inc.	2.8
JPMorgan Chase & Co.	2.5
Chevron Corp.	2.4
United Technologies Corp.	2.1
International Business Machines Corp.	2.1
The Goldman Sachs Group, Inc.	2.1

Top Sectors

% of Net Assets
Financials	19.8
Industrials	14.1
Consumer Staples	13.3
Health Care	13.1
Consumer Discretionary	11.4
Information Technology	10.1
Energy	8.6
Telecommunications	4.2
Materials	2.3
Utilities	1.8

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.61%	$1,000.00	$953.20	$3.00
	Hypothetical*	0.61%	$1,000.00	$1,022.10	$3.11

Class B(a)	Actual	0.86%	$1,000.00	$952.20	$4.23
	Hypothetical*	0.86%	$1,000.00	$1,020.82	$4.38

Class E(a)	Actual	0.76%	$1,000.00	$953.10	$3.74
	Hypothetical*	0.76%	$1,000.00	$1,021.33	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—98.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.7%
Honeywell International, Inc.	730,181	$39,685,337
Huntington Ingalls Industries, Inc. (a) (b)	80,418	2,515,475
Lockheed Martin Corp.	1,098,820	88,894,538
Northrop Grumman Corp. (a)	475,249	27,792,562
United Technologies Corp.	707,864	51,737,780

		210,625,692

Auto Components—0.9%
Johnson Controls, Inc.	671,911	21,003,938

Automobiles—0.2%
General Motors Co. (b)	215,670	4,371,631

Beverages—2.8%
Diageo plc (GBP)	1,892,980	41,321,209
PepsiCo., Inc.	401,148	26,616,170

		67,937,379

Capital Markets—6.2%
BlackRock, Inc.	155,875	27,783,160
Franklin Resources, Inc. (a)	118,220	11,356,213
State Street Corp.	535,974	21,605,112
The Bank of New York Mellon Corp. (a)	1,954,641	38,916,902
The Goldman Sachs Group, Inc.	556,643	50,337,227

		149,998,614

Chemicals—2.3%
Air Products & Chemicals, Inc.	298,572	25,435,349
PPG Industries, Inc.	349,290	29,162,222

		54,597,571

Commercial Banks—3.0%
PNC Financial Services Group, Inc.	386,798	22,306,641
SunTrust Banks, Inc.	167,590	2,966,343
Wells Fargo & Co.	1,694,148	46,690,719

		71,963,703

Communications Equipment—0.8%
Cisco Systems, Inc.	1,050,840	18,999,187

Computers & Peripherals—0.2%
Hewlett-Packard Co.	172,011	4,431,003

Construction & Engineering—0.1%
Fluor Corp.	73,100	3,673,275

Diversified Financial Services—3.6%
Bank of America Corp.	3,158,848	17,563,195
JPMorgan Chase & Co.	1,793,141	59,621,938
Moody’s Corp. (a)	313,380	10,554,639

		87,739,772

Diversified Telecommunication Services—2.8%
AT&T, Inc.	2,205,931	66,707,353

Electric Utilities—0.4%
PPL Corp.	305,216	$8,979,455

Energy Equipment & Services—0.5%
Transocean, Ltd.	291,983	11,209,227

Food & Staples Retailing—1.2%
CVS Caremark Corp.	434,334	17,712,140
Walgreen Co.	319,410	10,559,695

		28,271,835

Food Products—3.5%
General Mills, Inc.	993,276	40,138,283
Kellogg Co.	240,227	12,148,279
Nestle S.A. (CHF)	518,651	29,831,204
The J.M. Smucker Co.	31,549	2,466,185

		84,583,951

Health Care Equipment & Supplies—2.9%
Becton, Dickinson & Co.	262,754	19,632,979
Medtronic, Inc.	897,030	34,311,397
St. Jude Medical, Inc.	504,982	17,320,883

		71,265,259

Health Care Providers & Services—0.6%
Quest Diagnostics, Inc.	246,500	14,311,790

Household Durables—1.3%
Stanley Black & Decker, Inc.	473,121	31,982,980

Household Products—0.4%
The Procter & Gamble Co.	163,082	10,879,200

Industrial Conglomerates—2.4%
3M Co.	454,098	37,113,430
Tyco International, Ltd.	476,200	22,243,302

		59,356,732

Insurance—7.0%
ACE, Ltd.	260,703	18,280,494
Aon Corp.	527,109	24,668,701
Chubb Corp.	532,644	36,869,618
Prudential Financial, Inc. (a)	877,822	43,996,439
The Travelers Cos., Inc.	778,535	46,065,916

		169,881,168

IT Services—5.8%
Accenture plc	885,039	47,110,626
Fiserv, Inc. (b)	120,430	7,074,058
International Business Machines Corp.	277,371	51,002,980
MasterCard, Inc.	39,603	14,764,790
The Western Union Co.	1,082,416	19,764,916

		139,717,370

Leisure Equipment & Products—0.8%
Hasbro, Inc. (a)	637,061	20,315,875

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc. (b)	420,218	$18,897,204

Machinery—1.7%
Danaher Corp.	579,982	27,282,353
Eaton Corp.	299,202	13,024,263

		40,306,616

Media—4.6%
Comcast Corp. (Class A)	770,710	18,157,927
Omnicom Group, Inc.	627,877	27,990,757
The Walt Disney Co.	977,590	36,659,625
Viacom, Inc. (Class B)	612,610	27,818,620

		110,626,929

Multi-Utilities—1.3%
PG&E Corp.	589,397	24,294,945
Public Service Enterprise Group, Inc.	228,911	7,556,352

		31,851,297

Multiline Retail—1.8%
Kohl’s Corp.	177,150	8,742,352
Target Corp.	682,030	34,933,577

		43,675,929

Oil, Gas & Consumable Fuels—8.1%
Apache Corp.	313,739	28,418,479
Chevron Corp.	545,201	58,009,387
EOG Resources, Inc.	132,730	13,075,232
Exxon Mobil Corp.	514,693	43,625,379
Hess Corp.	165,594	9,405,739
Occidental Petroleum Corp.	462,012	43,290,524

		195,824,740

Pharmaceuticals—8.8%
Abbott Laboratories	821,786	46,209,027
Johnson & Johnson	1,054,071	69,125,976
Merck & Co., Inc.	419,557	15,817,299
Pfizer, Inc.	3,121,011	67,538,678
Roche Holding AG (CHF)	79,577	13,482,271

		212,173,251

Professional Services—0.6%
Dun & Bradstreet Corp.	182,213	13,634,999

Road & Rail—0.6%
Canadian National Railway Co.	183,165	14,389,442

Semiconductors & Semiconductor Equipment—1.4%
ASML Holding NV	242,300	10,125,717
Intel Corp.	960,177	23,284,292

		33,410,009

Software—2.0%
Oracle Corp.	1,886,126	48,379,132

Specialty Retail—1.8%
Advance Auto Parts, Inc.	189,292	$13,180,402
Staples, Inc.	833,050	11,571,064
The Sherwin-Williams Co.	221,344	19,759,379

		44,510,845

Tobacco—5.4%
Altria Group, Inc.	629,436	18,662,778
Philip Morris International, Inc.	1,298,367	101,895,842
Reynolds American, Inc.	232,720	9,639,262

		130,197,882

Wireless Telecommunication Services—1.4%
Vodafone Group plc (GBP)	12,280,816	34,108,046

Total Common Stock (Identified Cost $2,085,476,375)		2,384,790,281

Convertible Preferred Stock—0.1%

Electric Utilities—0.1%
PPL Corp.	63,870	3,565,862

Total Convertible Preferred Stock (Identified Cost $3,193,500)		3,565,862

Short Term Investments—2.2%

Mutual Funds—2.2%
State Street Navigator Securities Lending Prime Portfolio (c)	53,826,786	53,826,786

Total Short Term Investments (Identified Cost $53,826,786)		53,826,786

Total Investments—101.0% (Identified Cost $2,142,496,661) (d)		2,442,182,929
Liabilities in excess of other assets		(25,162,849)

Net Assets—100.0%		$2,417,020,080

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $52,290,901 and the collateral received consisted of cash in the amount of $53,826,786. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $2,158,527,716. The aggregate unrealized appreciation and depreciation of investments was $394,449,857 and $(110,794,644), respectively, resulting in net unrealized appreciation of $283,655,213 for federal income tax purposes.
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$210,625,692	$—	$—	$210,625,692
Auto Components	21,003,938	—	—	21,003,938
Automobiles	4,371,631	—	—	4,371,631
Beverages	26,616,170	41,321,209	—	67,937,379
Capital Markets	149,998,614	—	—	149,998,614
Chemicals	54,597,571	—	—	54,597,571
Commercial Banks	71,963,703	—	—	71,963,703
Communications Equipment	18,999,187	—	—	18,999,187
Computers & Peripherals	4,431,003	—	—	4,431,003
Construction & Engineering	3,673,275	—	—	3,673,275
Diversified Financial Services	87,739,772	—	—	87,739,772
Diversified Telecommunication Services	66,707,353	—	—	66,707,353
Electric Utilities	8,979,455	—	—	8,979,455
Energy Equipment & Services	11,209,227	—	—	11,209,227
Food & Staples Retailing	28,271,835	—	—	28,271,835
Food Products	54,752,747	29,831,204	—	84,583,951
Health Care Equipment & Supplies	71,265,259	—	—	71,265,259
Health Care Providers & Services	14,311,790	—	—	14,311,790
Household Durables	31,982,980	—	—	31,982,980
Household Products	10,879,200	—	—	10,879,200
Industrial Conglomerates	59,356,732	—	—	59,356,732
Insurance	169,881,168	—	—	169,881,168
IT Services	139,717,370	—	—	139,717,370
Leisure Equipment & Products	20,315,875	—	—	20,315,875
Life Sciences Tools & Services	18,897,204	—	—	18,897,204
Machinery	40,306,616	—	—	40,306,616
Media	110,626,929	—	—	110,626,929
Multi-Utilities	31,851,297	—	—	31,851,297
Multiline Retail	43,675,929	—	—	43,675,929
Oil, Gas & Consumable Fuels	195,824,740	—	—	195,824,740
Pharmaceuticals	198,690,980	13,482,271	—	212,173,251
Professional Services	13,634,999	—	—	13,634,999
Road & Rail	14,389,442	—	—	14,389,442
Semiconductors & Semiconductor Equipment	33,410,009	—	—	33,410,009
Software	48,379,132	—	—	48,379,132
Specialty Retail	44,510,845	—	—	44,510,845
Tobacco	130,197,882	—	—	130,197,882

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$—	$34,108,046	$—	$34,108,046
Total Common Stock	2,266,047,551	118,742,730	—	2,384,790,281
Convertible Preferred Stock
Electric Utilities	3,565,862	—	—	3,565,862
Short Term Investments
Mutual Funds	53,826,786	—	—	53,826,786
Total Investments	$2,323,440,199	$118,742,730	$—	$2,442,182,929

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$2,442,182,929
Cash		24,175,051
Receivable for:
Securities sold		738,654
Fund shares sold		335,806
Interest and dividends		5,647,452
Foreign taxes		572,152

Total Assets		2,473,652,044
Liabilities
Payable for:
Fund shares redeemed	$1,422,967
Collateral for securities loaned	53,826,786
Accrued expenses:
Management fees	1,198,047
Distribution and service fees	52,949
Deferred directors’ fees	24,731
Other expenses	106,484

Total Liabilities		56,631,964

Net Assets		$2,417,020,080

Net assets consists of:
Paid in surplus		$2,049,805,221
Undistributed net investment income		48,520,814
Accumulated net realized gains		19,007,230
Unrealized appreciation on investments and foreign currency transactions		299,686,815

Net Assets		$2,417,020,080

Net Assets
Class A		$2,141,182,755
Class B		217,725,532
Class E		58,111,793
Capital Shares (Authorized) Outstanding
Class A (245,000,000)		175,027,983
Class B (30,000,000)		17,919,866
Class E (15,000,000)		4,772,777
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.23
Class B		12.15
Class E		12.18

(a)	Identified cost of investments was $2,142,496,661.
(b)	Includes securities on loan with a value of $52,290,901.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$63,958,390
Interest (b)		179,380

		64,137,770
Expenses
Management fees	$17,141,458
Distribution and service fees—Class B	517,367
Distribution and service fees—Class E	96,497
Directors’ fees and expenses	50,558
Custodian and accounting	248,962
Audit and tax services	36,228
Legal	27,992
Shareholder reporting	169,659
Insurance	29,119
Miscellaneous	21,624

Total expenses	18,339,464
Less broker commission recapture	(69,323)
Less management fee waivers	(2,858,190)	15,411,951

Net Investment Income		48,725,819

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	76,165,014
Foreign currency transactions	(7,162)	76,157,852

Net change in unrealized depreciation on:
Investments	(106,552,560)
Foreign currency transactions	(12,881)	(106,565,441)

Net realized and unrealized loss		(30,407,589)

Net Increase in Net Assets From Operations		$18,318,230

(a)	Net of foreign taxes of $310,495.
(b)	Includes net income on securities loaned of $151,874.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$48,725,819	$37,788,790
Net realized gain	76,157,852	35,480,592
Net change in unrealized appreciation (depreciation)	(106,565,441)	173,453,950

Increase in net assets from operations	18,318,230	246,723,332

From Distributions to Shareholders
Net investment income
Class A	(33,926,987)	(27,704,050)
Class B	(2,717,280)	(1,901,648)
Class E	(948,388)	(931,663)

Total distributions	(37,592,655)	(30,537,361)

Increase in net assets from capital share transactions	70,955,506	54,835,687

Total increase in net assets	51,681,081	271,021,658

Net Assets
Beginning of the period	2,365,338,999	2,094,317,341

End of the period	$2,417,020,080	$2,365,338,999

Undistributed Net Investment Income
End of the period	$48,520,814	$37,464,135

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	16,344,777	$204,729,697	22,569,093	$254,972,115
Reinvestments	2,629,999	33,926,987	2,339,869	27,704,050
Redemptions	(14,382,062)	(177,230,064)	(22,036,751)	(253,182,678)

Net increase	4,592,714	$61,426,620	2,872,211	$29,493,487

Class B
Sales	3,576,946	$43,414,707	4,203,692	$46,779,754
Reinvestments	211,791	2,717,280	161,293	1,901,648
Redemptions	(2,043,776)	(25,130,232)	(1,265,644)	(14,387,986)

Net increase	1,744,961	$21,001,755	3,099,341	$34,293,416

Class E
Sales	379,794	$4,675,313	541,247	$6,080,986
Reinvestments	73,804	948,388	78,955	931,663
Redemptions	(1,383,730)	(17,096,570)	(1,417,322)	(15,963,865)

Net decrease	(930,132)	$(11,472,869)	(797,120)	$(8,951,216)

Increase derived from capital share transactions		$70,955,506		$54,835,687

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.31	$11.20	$9.27	$15.04	$14.24

Income (Loss) From Investment Operations
Net investment income (a)	0.25	0.21	0.21	0.24	0.21
Net realized and unrealized gain (loss) on investments	(0.13)	1.06	1.72	(4.77)	0.87

Total from investment operations	0.12	1.27	1.93	(4.53)	1.08

Less Distributions
Distributions from net investment income	(0.20)	(0.16)	0.00	(0.25)	(0.00	)(b)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.99)	(0.28)

Total distributions	(0.20)	(0.16)	0.00	(1.24)	(0.28)

Net Asset Value, End of Period	$12.23	$12.31	$11.20	$9.27	$15.04

Total Return (%)	0.85	11.42	20.82	(32.53)	7.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.74	0.80	0.88
Net ratio of expenses to average net assets (%) (c)	0.61	0.63	0.66	0.74	0.87
Ratio of net investment income to average net assets (%)	2.03	1.82	2.17	2.15	1.42
Portfolio turnover rate (%)	16	28	26	34	25
Net assets, end of period (in millions)	$2,141.18	$2,097.66	$1,876.28	$419.29	$142.82

	Class B
	Year ended December 31,
	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$12.23	$11.13	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.22	0.18	0.18	0.15
Net realized and unrealized gain (loss) on investments	(0.13)	1.06	1.71	(4.03)

Total from investment operations	0.09	1.24	1.89	(3.88)

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	0.00	0.00

Total distributions	(0.17)	(0.14)	0.00	0.00

Net Asset Value, End of Period	$12.15	$12.23	$11.13	$9.24

Total Return (%)	0.64	11.18	20.59	(29.65	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.99	1.05	(f)
Net ratio of expenses to average net assets (%) (c)	0.86	0.88	0.91	0.99	(f)
Ratio of net investment income to average net assets (%)	1.79	1.58	1.92	1.97	(f)
Portfolio turnover rate (%)	16	28	26	34
Net assets, end of period (in millions)	$217.73	$197.80	$145.56	$101.03

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$12.25	$11.15	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.23	0.19	0.19	0.16
Net realized and unrealized gain (loss) on investments	(0.12)	1.06	1.72	(4.04)

Total from investment operations	0.11	1.25	1.91	(3.88)

Less Distributions
Distributions from net investment income	(0.18)	(0.15)	0.00	0.00

Total distributions	(0.18)	(0.15)	0.00	0.00

Net Asset Value, End of Period	$12.18	$12.25	$11.15	$9.24

Total Return (%)	0.81	11.25	20.67	(29.57	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.89	0.95	(f)
Net ratio of expenses to average net assets (%) (c)	0.76	0.78	0.81	0.89	(f)
Ratio of net investment income to average net assets (%)	1.85	1.67	2.03	2.06	(f)
Portfolio turnover rate (%)	16	28	26	34
Net assets, end of period (in millions)	$58.11	$69.88	$72.48	$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2008.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$17,141,458	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers agreed, for the period May 1, 2011 to December 31, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	On the first $250 million
0.050%	On the next $1.0 billion
0.100%	On the next $250 million
0.200%	On the next $1.0 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5.0 billion

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-15

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$461,754,749	$0	$377,228,471

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Total
2011	2010	2011	2010	2011	2010
$37,592,655	$30,537,361	$—	$—	$37,592,655	$30,537,361

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$48,545,545	$35,038,285	$283,655,760	$—	$—	$367,239,590

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-17

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-22

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-23

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-24

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-25

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

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Metropolitan Series Fund, Inc. Morgan Stanley EAFE® Index Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, E, and G shares of the Morgan Stanley EAFE Index Portfolio returned -12.50%, -12.65%, -12.59%, and -12.65%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -12.14%.

MARKET ENVIRONMENT/CONDITIONS

During 2011, the MSCI EAFE Index experienced high levels of volatility caused by investors reacting to major global events. These significant global events included the earthquake in Japan whose aftermath greatly impacted the Asian economy; fear of Greece defaulting on its sovereign debt; geopolitical unrest and military tension throughout the Middle East and North Africa; and worries that the contagion from the European sovereign debt crisis would spread causing a global recession. However, by the end of the year, the MSCI EAFE Index recovered some of its losses as Eurozone leaders and the European Central Bank continued to address the European debt crisis. Other incidents which had a positive affect on market performance were better than expected corporate earnings, positive macroeconomic data, increased share buybacks, and heightened merger and acquisition activity.

Only two of the twenty-two countries comprising the MSCI EAFE Index, Ireland and New Zealand, experienced positive returns for the year. Ireland (0.2% beginning weight in the benchmark), up 14.4%, was the best-performing country and provided the largest positive impact to the benchmark return. In 2011, New Zealand (0.1% beginning weight) returned 5.4%. The worst performing country was Greece (0.2% beginning weight), down 62.6%. Only exhibiting slightly better performance than Greece were Austria (0.3% beginning weight), down 36.0%, and Finland (1.1% beginning weight), down 31.0%.

The stocks with the largest positive impact on the benchmark return for the year were British American Tobacco, up 29.6%; GlaxoSmithKline, up 24.9%; and Vodafone Group, up 16.6%. The stocks with the largest negative impact were Tokyo Electric Power Company, down 89.8%; HSBC Holdings, down 21.5%; and BHP Billiton, down 21.3%.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impacted tracking error during the year included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley EAFE Index Portfolio
Class A	-12.50	-4.80	4.33	—
Class B	-12.65	-5.03	4.07	—
Class E	-12.59	-4.95	4.18	—
Class G	-12.65	—	—	10.93
MSCI EAFE Index	-12.14	-4.72	4.67	—

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	3.1
Nestle S.A.	1.9
Vodafone Group plc	1.4
HSBC Holdings plc	1.4
BP plc	1.4
Novartis AG	1.4
Royal Dutch Shell plc (Class A)	1.3
Roche Holding AG	1.2
GlaxoSmithKline plc	1.2
BHP Billiton, Ltd.	1.2

Top Countries

% of Net Assets
United Kingdom	22.2
Japan	20.7
France	8.4
Australia	8.3
Switzerland	8.0
Germany	7.4
Spain	3.1
Sweden	2.9
Hong Kong	2.7
Netherlands	2.6

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.42%	$1,000.00	$832.20	$1.94
	Hypothetical*	0.42%	$1,000.00	$1,023.07	$2.14

Class B(a)	Actual	0.67%	$1,000.00	$832.00	$3.09
	Hypothetical*	0.67%	$1,000.00	$1,021.79	$3.41

Class E(a)	Actual	0.57%	$1,000.00	$831.60	$2.63
	Hypothetical*	0.57%	$1,000.00	$1,022.30	$2.91

Class G(a)	Actual	0.72%	$1,000.00	$831.40	$3.32
	Hypothetical*	0.72%	$1,000.00	$1,021.53	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—95.3% of Net Assets

Security Description	Shares	Value*

Australia—8.3%
AGL Energy, Ltd.	35,351	$518,834
Alumina, Ltd.	191,453	218,302
Amcor, Ltd.	95,510	705,223
AMP, Ltd.	193,478	805,786
Asciano Group	79,670	367,740
ASX, Ltd.	14,311	448,121
Australia & New Zealand Banking Group, Ltd.	188,165	3,952,445
Bendigo Bank, Ltd.	23,062	189,589
BGP Holdings plc (a)	713,624	0
BHP Billiton, Ltd.	229,733	8,128,284
Boral, Ltd. (b)	61,162	225,280
Brambles, Ltd.	106,015	776,940
Caltex Australia, Ltd.	9,532	114,814
Campbell Brothers, Ltd.	4,903	245,898
CFS Retail Property Trust (REIT)	151,292	261,087
Coca-Cola Amatil, Ltd.	42,510	501,493
Cochlear, Ltd. (b)	4,760	302,921
Commonwealth Bank of Australia (b)	111,530	5,617,889
Computershare, Ltd.	29,681	243,423
Crown, Ltd.	29,464	244,076
CSL, Ltd.	37,652	1,235,188
Dexus Property Group (REIT)	401,856	342,058
Echo Entertainment Group, Ltd. (c)	43,902	161,349
Fairfax Media, Ltd. (b)	150,980	111,215
Fortescue Metals Group, Ltd. (b) (c)	82,630	362,867
Goodman Group (REIT)	554,537	323,509
GPT Group (REIT)	113,429	356,709
Iluka Resources, Ltd. (c)	29,031	459,749
Incitec Pivot, Ltd.	133,701	425,209
Insurance Australia Group, Ltd.	163,755	499,504
James Hardie Industries NV (b)	30,172	211,093
Leighton Holdings, Ltd. (b)	10,872	211,777
Lend Lease Corp., Ltd.	37,629	275,718
Lynas Corp., Ltd. (b) (c)	117,870	126,410
Macquarie Group, Ltd. (b)	27,242	663,710
Metcash, Ltd.	49,589	205,231
Mirvac Group (REIT)	222,329	268,843
National Australia Bank, Ltd. (b)	157,550	3,764,784
Newcrest Mining, Ltd.	54,807	1,664,154
Orica, Ltd.	26,176	650,778
Origin Energy, Ltd. (c)	78,717	1,072,271
OZ Minerals, Ltd.	25,908	265,120
Qantas Airways, Ltd.	108,183	161,692
QBE Insurance Group, Ltd.	82,246	1,091,458
QR National, Ltd. (b) (c)	113,644	397,885
Ramsay Health Care, Ltd.	8,883	175,416
Rio Tinto, Ltd. (b)	31,217	1,936,677
Santos, Ltd.	67,710	847,841
Sims Group, Ltd.	9,738	126,555
Sonic Healthcare, Ltd.	24,290	280,512
SP AusNet	106,030	102,087
Stockland (REIT)	170,116	555,637
Suncorp Group, Ltd.	97,160	833,115
TABCORP Holdings, Ltd.	43,902	122,743
Tattersall’s, Ltd. (b)	117,840	294,410
Telstra Corp., Ltd.	304,819	1,039,981
Toll Holdings, Ltd. (b)	41,980	181,284

Australia—(Continued)
Transurban Group (b)	94,803	$545,733
Wesfarmers, Ltd.	71,781	2,168,228
Westfield Group (REIT)	153,357	1,228,399
Westfield Retail Trust (REIT) (c)	193,580	493,593
Westpac Banking Corp. (b)	216,848	4,436,605
Woodside Petroleum, Ltd.	44,342	1,389,418
Woolworths, Ltd.	86,801	2,231,704
WorleyParsons, Ltd.	12,991	341,146

		58,507,510

Austria—0.2%
Erste Group Bank AG	17,693	310,815
IMMOEAST Anspr Nachb (a) (b) (c)	27,192	0
Immofinanz AG	66,338	200,410
OMV AG	11,229	342,084
Telekom Austria AG	22,221	266,936
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A) (b)	5,457	146,606
Voestalpine AG	7,335	207,008
Wiener Staedtische Versicherung AG	2,911	115,527

		1,589,386

Belgium—0.9%
Anheuser-Busch InBev NV	57,402	3,516,249
Bekaert S.A. (b)	2,627	84,101
Belgacom S.A.	10,680	335,317
Colruyt S.A. (b)	5,430	205,765
Delhaize Group S.A.	6,756	379,948
Fortis	155,732	241,987
Groupe Bruxelles Lambert S.A.	6,520	434,505
KBC Groep NV	13,039	164,215
Mobistar S.A.	1,846	96,710
Solvay S.A.	4,497	370,006
UCB S.A.	6,793	285,977
Umicore S.A.	7,299	301,422

		6,416,202

Denmark—1.0%
AP Moller-Maersk A/S (Series A)	35	218,299
AP Moller-Maersk A/S (Series B)	102	673,287
Carlsberg A/S (Class B)	7,997	566,575
Coloplast A/S (b)	1,846	265,819
Danske Bank A/S	44,352	566,589
DSV A/S	17,600	315,635
Novo Nordisk A/S	30,107	3,474,540
Novozymes A/S	16,065	496,270
TDC A/S	26,493	212,678
Tryg A/S	1,800	100,079
Vestas Wind Systems A/S (b) (c)	13,387	144,380
William Demant Holding A/S (b) (c)	1,624	135,251

		7,169,402

Finland—0.8%
Elisa Oyj (b)	9,437	197,110
Fortum Oyj	31,487	671,932

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—(Continued)
Kesko Oyj	4,472	$150,382
Kone Oyj	11,180	580,052
Metso Oyj	10,185	376,452
Neste Oil Oyj	9,570	96,561
Nokia Oyj	264,520	1,282,087
Nokian Renkaat Oyj	7,322	235,651
Orion Oyj (Series B)	10,345	201,895
Pohjola Bank plc	9,006	87,416
Sampo Oyj	31,313	778,194
Stora Enso Oyj	40,497	241,974
UPM-Kymmene Oyj	38,111	418,970
Wartsila Oyj	12,482	360,263

		5,678,939

France—8.4%
Accor S.A.	9,539	241,121
Aeroports de Paris	2,209	151,429
Air Liquide S.A.	20,315	2,518,217
Alcatel-Lucent S.A. (b)	171,297	267,850
Alstom S.A.	14,355	434,202
Arkema S.A.	3,817	270,468
Atos Origin S.A.	3,177	139,422
AXA S.A.	124,701	1,611,919
BNP Paribas S.A.	69,177	2,716,307
Bouygues S.A. (b)	16,377	515,385
Bureau Veritas S.A. (c)	3,765	274,521
Cap Gemini S.A.	9,755	304,344
Carrefour S.A.	40,028	912,517
Casino Guichard-Perrachon S.A. (c)	4,364	367,829
Christian Dior S.A.	4,271	506,326
Cie de Saint-Gobain	28,810	1,107,437
Cie Generale d’Optique Essilor International S.A.	13,981	988,686
Cie Generale de Geophysique-Veritas S.A. (c)	11,785	275,045
CNP Assurances S.A.	10,520	130,519
Compagnie Générale des Etablissements Michelin (Class B)	12,929	762,363
Credit Agricole S.A.	80,198	452,579
Danone	41,811	2,634,186
Dassault Systemes S.A. (b)	4,077	327,428
Edenred S.A. (c)	13,167	323,778
EDF S.A.	17,389	422,739
Entrepots Magasins Generaux de Paris (REIT) (b)	2,071	163,192
Eutelsat Communications S.A.	8,516	332,668
Fonciere Des Regions	1,625	104,296
France Telecom S.A.	132,420	2,078,582
GDF Suez	88,668	2,418,786
Gecina S.A. (REIT)	1,319	111,125
Groupe Eurotunnel S.A.	42,941	292,001
Imerys S.A. (c)	2,253	103,521
JC Decaux S.A.	4,428	101,970
Klepierre S.A. (REIT)	8,184	233,209
L’Oreal S.A.	17,223	1,802,791
Lafarge S.A.	15,967	559,565
Lagardere S.C.A.	8,303	218,969
Legrand S.A.	16,113	517,743
lliad S.A. (b)	1,838	227,396

France—(Continued)
LVMH Moet Hennessy Louis Vuitton S.A.	18,030	$2,547,875
Natixis (c)	61,277	154,183
Neopost S.A. (b)	1,997	134,568
Pernod-Ricard S.A.	14,240	1,321,969
Peugoet S.A.	11,483	179,601
PPR S.A.	5,572	799,272
Publicis Groupe S.A.	10,364	477,086
Renault S.A.	12,949	447,674
Safran S.A.	11,071	331,915
Sanofi-Aventis S.A.	82,000	6,018,100
Schneider Electric S.A.	35,069	1,838,256
Scor SE	11,686	273,108
SES S.A.	20,693	497,938
Société BIC S.A.	1,753	155,675
Société Générale S.A.	47,320	1,053,386
Sodexo S.A.	6,625	476,728
Suez Environnement S.A.	22,682	261,225
Technip S.A.	6,959	652,369
Thales S.A.	6,811	214,956
Total S.A.	151,846	7,773,723
Unibail-Rodamco SE (REIT)	6,587	1,182,460
Vallourec S.A.	8,091	524,521
Veolia Environnement S.A.	23,240	256,705
Vinci S.A.	32,357	1,415,928
Vivendi S.A.	89,326	1,955,956
Wendel S.A.	2,267	150,841

		59,018,449

Germany—7.0%
Adidas AG	15,345	1,001,105
Allianz SE	32,517	3,117,036
Axel Springer AG (b)	3,006	129,566
BASF SE	65,700	4,595,804
Bayer AG	59,158	3,793,527
Bayerische Motoren Werke AG	23,534	1,578,111
Beiersdorf AG	6,805	387,092
Brenntag AG (c)	2,857	266,210
Commerzbank AG (b)	246,007	415,555
Continental AG	5,500	343,368
Daimler AG	64,808	2,853,396
Deutsche Bank AG	66,512	2,521,497
Deutsche Boerse AG (c)	14,609	768,210
Deutsche Lufthansa AG	17,782	212,010
Deutsche Post AG	63,326	976,550
Deutsche Telekom AG	200,986	2,312,856
E.ON AG	128,846	2,778,046
Fraport AG	2,305	113,697
Fresenius Medical Care AG	14,375	979,669
Fresenius SE	8,064	748,248
GEA Group AG	14,333	406,532
Hannover Rueckversicherung AG	3,778	187,956
HeidelbergCement AG	9,200	391,575
Henkel AG & Co. KGaA	10,189	494,679
Hochtief AG	2,679	155,426
Infineon Technologies AG (c)	73,323	553,544
K&S AG	11,843	535,602

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Kabel Deutschland Holding AG (c)	6,250	$317,235
Lanxess AG	5,523	286,609
Linde AG	11,984	1,788,170
MAN AG	4,773	425,632
Merck KGaA	5,143	514,263
Metro AG	8,734	319,720
Müenchener Rüeckversicherungs AG	13,253	1,630,501
RWE AG (b)	31,711	1,114,259
Salzgitter AG	2,440	122,350
SAP AG	65,822	3,490,712
Siemens AG	58,849	5,645,312
Suedzucker AG	4,518	144,252
ThyssenKrupp AG	26,592	610,554
United Internet AG (b)	8,781	157,304
Volkswagen AG	2,470	332,134
Wacker Chemie AG (b)	978	78,899

		49,594,773

Greece—0.1%
Coca-Cola Hellenic Bottling Co. S.A.	16,005	270,905
National Bank of Greece S.A. (c)	81,780	171,885
OPAP S.A.	21,360	189,314

		632,104

Hong Kong—2.7%
AIA Group, Ltd. (c)	603,400	1,880,692
ASM Pacific Technology, Ltd. (b)	14,200	159,259
Bank of East Asia, Ltd. (b)	101,720	386,434
BOC Hong Kong Holdings, Ltd.	253,965	598,796
Cathay Pacific Airways, Ltd. (b)	87,000	149,431
Cheung Kong Holdings, Ltd.	97,000	1,151,200
Cheung Kong Infrastructure Holdings, Ltd. (b)	33,000	191,872
CLP Holdings, Ltd.	139,877	1,190,189
First Pacific Co., Ltd.	154,000	160,209
Galaxy Entertainment Group, Ltd. (b) (c)	87,000	157,552
Hang Lung Group, Ltd. (b)	73,000	397,277
Hang Lung Properties, Ltd.	195,000	554,399
Hang Seng Bank, Ltd. (b)	56,300	667,195
Henderson Land Development Co., Ltd. (b)	73,000	361,433
HKT Trust (c)	6,152	3,612
Hong Kong & China Gas Co. (b)	332,205	770,469
Hong Kong Exchanges & Clearing, Ltd. (b)	73,400	1,181,051
Hopewell Holdings, Ltd.	50,000	127,613
Hutchison Whampoa, Ltd.	149,000	1,246,640
Hysan Development Co., Ltd.	45,000	147,399
Kerry Properties, Ltd.	46,500	153,708
Li & Fung, Ltd. (b)	429,600	789,782
Lifestyle International Holdings, Ltd. (b)	42,000	92,283
MTR Corp.	95,000	307,461
New World Development, Ltd. (b)	261,531	209,935
NWS Holdings, Ltd.	93,000	136,911
PCCW, Ltd.	283,000	97,394
Power Assets Holdings, Ltd.	99,549	736,225
Sands China, Ltd. (b) (c)	165,200	468,217
Shangri-La Asia, Ltd. (b)	109,540	188,847
Sino Land Co. (b)	193,600	275,471

Hong Kong—(Continued)
SJM Holdings, Ltd.	110,000	$177,272
Sun Hung Kai Properties, Ltd.	101,000	1,260,638
Swire Pacific, Ltd. (b)	51,817	624,252
The Link Real Estate Investment Trust (REIT) (b)	161,141	593,735
Wharf Holdings, Ltd.	104,976	474,968
Wheelock & Co., Ltd.	68,000	168,261
Wing Hang Bank, Ltd.	13,500	110,406
Wynn Macau, Ltd. (b) (c)	104,000	258,961
Yue Yuen Industrial Holdings, Ltd.	50,500	159,543

		18,766,992

Ireland—0.4%
CRH plc	53,933	1,073,958
Elan Corp. plc (c)	43,128	596,424
Kerry Group plc	9,653	354,395
WPP plc	91,722	958,558

		2,983,335

Israel—0.6%
Bank Hapoalim B.M.	100,801	327,931
Bank Leumi le-Israel B.M.	101,093	288,899
Bezeq Israeli Telecommunication Corp., Ltd.	178,026	325,458
Israel Chemicals, Ltd.	33,468	346,395
NICE Systems, Ltd. (c)	5,213	176,880
Teva Pharmaceutical Industries, Ltd.	68,771	2,765,555
The Israel Corp., Ltd.	214	133,444

		4,364,562

Italy—2.1%
Assicuraziono Generali S.p.A.	82,143	1,234,299
Atlantia S.p.A.	21,683	346,941
Banca Monte dei Paschi di Siena S.p.A.	554,799	180,315
Banco Popolare S.C. (b)	124,102	160,197
Enel Green Power S.p.A (c)	151,622	316,624
Enel S.p.A.	475,033	1,930,822
ENI S.p.A.	172,690	3,577,755
Fiat Industrial S.p.A. (c)	52,147	445,631
Fiat S.p.A. (b)	59,813	274,351
Finmeccanica S.p.A. (b) (c)	28,782	106,450
Intesa Sanpaolo S.p.A.	731,738	1,219,044
Luxottica Group S.p.A.	9,343	262,239
Mediaset S.p.A. (b)	51,298	141,944
Mediobanca S.p.A. (b)	44,816	258,390
Pirelli & C. S.p.A.	17,048	143,390
Prysmian S.p.A.	13,126	162,703
Saipem S.p.A.	20,521	869,964
Snam Rete Gas S.p.A.	112,113	494,263
Telecom Italia S.p.A.	668,281	715,713
Telecom Italia S.p.A.-RNC	491,217	439,653
Terna Rete Elettrica Nazionale S.p.A.	92,170	310,682
UniCredit S.p.A. (b)	98,193	811,992
Unione di Banche Italiane SCPA (b)	56,320	230,172

		14,633,534

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—20.7%
Advantest Corp. (b)	11,800	$112,169
Aeon Co., Ltd. (b)	41,000	562,925
Aeon Mall Co., Ltd.	6,200	131,456
Air Water, Inc.	10,000	127,264
Aisin Seiki Co., Ltd.	13,000	370,033
Ajinomoto Co., Inc.	51,000	612,069
Alfresa Holdings Corp.	3,000	126,395
All Nippon Airways Co., Ltd. (b)	59,000	164,911
Amada Co., Ltd.	27,000	170,819
Aozora Bank, Ltd.	44,000	121,063
Asahi Breweries, Ltd. (b)	30,100	661,628
Asahi Glass Co., Ltd. (b)	72,000	606,240
Asahi Kasei Corp.	98,000	590,374
Asics Corp. (b)	11,000	124,001
Astellas Pharma, Inc.	32,400	1,316,985
Benesse Corp.	5,000	242,048
Bridgestone Corp. (b)	46,800	1,059,762
Brother Industries, Ltd.	16,400	201,132
Canon, Inc. (b)	81,200	3,594,410
Casio Computer Co., Ltd. (b)	18,100	109,729
Central Japan Railway Co.	104	878,097
Chiyoda Corp. (b)	11,000	111,777
Chubu Electric Power Co., Inc.	47,800	892,846
Chugai Pharmaceutical Co., Ltd. (b)	15,100	248,854
Chuo Mitsui Trust Holdings, Inc.	217,262	637,226
Citizen Holdings Co., Ltd.	20,000	115,938
Cosmo Oil Co., Ltd.	43,000	120,033
Credit Saison Co., Ltd.	10,500	210,264
Dai Nippon Printing Co., Ltd. (b)	40,000	385,365
Daicel Chemical Industries, Ltd.	22,000	133,951
Daido Steel Co., Ltd. (b)	21,000	131,643
Daihatsu Motor Co., Ltd. (b)	14,000	249,703
Daiichi Sankyo Co., Ltd.	51,200	1,014,536
Daikin Industries, Ltd.	16,800	459,479
Dainippon Sumitomo Pharma Co., Ltd. (b)	12,000	136,676
Daito Trust Construction Co., Ltd.	5,000	429,170
Daiwa House Industry Co., Ltd.	33,000	393,359
Daiwa Securities Group, Inc. (b)	110,000	342,502
Dena Co., Ltd.	6,700	200,482
Denki Kagaku Kogyo K.K.	35,000	129,457
Denso Corp.	35,000	965,491
Dentsu, Inc. (b)	12,700	387,127
East Japan Railway Co.	24,400	1,553,209
Eisai Co., Ltd. (b)	18,200	753,615
Electric Power Development Co., Ltd. (b)	8,800	233,983
Elpida Memory, Inc. (b) (c)	27,100	125,847
FamilyMart Co., Ltd.	4,300	173,742
Fanuc, Ltd.	13,700	2,094,859
Fast Retailing Co., Ltd.	4,200	763,553
Fuji Electric Holdings Co., Ltd. (b)	42,000	114,991
Fuji Heavy Industries, Ltd.	42,000	253,422
FUJIFILM Holdings Corp.	32,600	771,343
Fujitsu, Ltd.	135,000	700,757
Fukuoka Financial Group, Inc.	53,000	222,829
Gree, Inc. (b)	6,800	233,927
GS Yuasa Corp. (b)	22,000	118,217
Hamamatsu Photonics KK	4,800	167,823

Japan—(Continued)
Hino Motors, Ltd. (b)	19,000	$115,117
Hirose Electric Co., Ltd. (b)	2,200	192,790
Hisamitsu Pharmaceutical Co., Inc. (b)	4,700	199,038
Hitachi Chemical Co., Ltd.	7,300	128,460
Hitachi Construction Machinary Co., Ltd. (b)	6,400	107,569
Hitachi Metals, Ltd. (b)	12,000	130,361
Hitachi, Ltd.	324,000	1,698,929
Hokkaido Electric Power Co., Inc.	15,300	218,001
Hokuhoku Financial Group, Inc.	76,000	148,014
Hokuriku Electric Power Co. (b)	12,000	224,207
Honda Motor Co., Ltd. (b)	116,800	3,558,213
Hoya Corp.	30,100	647,720
Ibiden Co., Ltd.	8,300	164,785
Idemitsu Kosan Co., Ltd. (b)	1,600	164,838
Ihi Corp. (b)	99,000	240,245
Inpex Holdings, Inc.	158	993,983
Isetan Mitsukoshi Holdings, Ltd. (b)	32,000	335,245
Isuzu Motors, Ltd.	84,000	388,007
Itochu Corp.	106,000	1,075,256
J. Front Retailing Co., Ltd.	30,000	144,845
Japan Prime Realty Investment Corp. (REIT)	49	115,550
Japan Real Estate Investment Corp. (REIT)	33	257,267
Japan Retail Fund Investment Corp. (REIT)	135	200,064
Japan Tobacco, Inc.	326	1,532,907
JFE Holdings, Inc.	31,400	571,004
JGC Corp.	14,000	335,735
JS Group Corp.	18,800	360,792
JSR Corp.	11,300	208,230
JTEKT Corp.	20,700	203,324
Jupiter Telecommunications Co., Ltd. (c)	104	105,454
JX Holdings, Inc. (c)	163,100	984,291
Kajima Corp.	59,000	181,210
Kamigumi Co., Ltd.	17,000	146,605
Kaneka Corp.	20,000	106,483
Kansai Paint Co., Ltd. (b)	15,000	133,835
Kao Corp.	40,100	1,095,222
Kawasaki Heavy Industries, Ltd. (b)	96,000	239,087
KDDI Corp.	209	1,345,948
Keihin Electric Express Railway Co., Ltd. (b)	36,000	323,152
Keio Corp. (b)	45,000	317,354
Keisei Electric Railway Co., Ltd.	20,000	147,026
Keyence Corp.	3,000	722,967
Kikkoman Corp. (b)	12,000	137,760
Kintetsu Corp. (b)	121,120	473,585
Kirin Holdings Co., Ltd. (b)	57,000	692,794
Kobe Steel, Ltd.	177,000	273,326
Komatsu, Ltd.	68,100	1,588,760
Konami Corp. (b)	8,300	248,369
Konica Minolta Holdings, Inc.	37,000	275,626
Kubota Corp.	81,000	677,938
Kuraray Co., Ltd.	24,500	348,240
Kurita Water Industries, Ltd. (b)	7,100	184,838
Kyocera Corp.	11,100	891,687
Kyowa Hakko Kogyo Co., Ltd. (b)	20,000	244,694
Kyushu Electric Power Co., Inc.	28,400	406,857
Lawson, Inc.	4,900	305,904
Makita Corp.	7,200	232,710

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Marubeni Corp.	128,000	$778,768
Marui Group Co., Ltd.	16,000	124,602
Matsushita Electric Industrial Co., Ltd.	154,900	1,314,840
Mazda Motor Corp. (b)	103,000	181,748
McDonald’s Holdings Co. Japan, Ltd. (b)	5,000	134,975
Medipal Holdings Corp.	10,800	112,747
MEIJI Holdings Co., Ltd.	5,100	211,636
Miraca Holdings, Inc.	4,000	159,420
Mitsubishi Chemical Holdings Corp. (b)	95,500	525,582
Mitsubishi Corp.	100,800	2,033,426
Mitsubishi Electric Corp.	136,000	1,300,843
Mitsubishi Estate Co., Ltd.	88,000	1,313,467
Mitsubishi Gas & Chemical Co., Inc.	26,000	144,084
Mitsubishi Heavy Industries, Ltd. (b)	225,000	957,981
Mitsubishi Materials Corp.	79,000	214,217
Mitsubishi Motors Corp. (b) (c)	320,000	378,107
Mitsubishi Tanabe Pharma Corp.	15,000	237,308
Mitsubishi UFJ Financial Group, Inc.	912,488	3,872,494
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	164,342
Mitsui & Co., Ltd.	124,717	1,936,755
Mitsui Chemicals, Inc. (b)	57,000	173,801
Mitsui Fudosan Co., Ltd.	60,000	873,561
Mitsui OSK Lines, Ltd. (b)	75,000	290,201
Mitsui Sumitomo Insurance Group	39,700	734,804
Mizuho Financial Group, Inc.	1,636,000	2,208,672
Murata Manufacturing Co., Ltd. (b)	14,100	723,748
Nabtesco Corp. (b)	7,000	127,264
Namco Bandai Holdings, Inc.	12,500	177,939
NEC Corp.	217,000	439,253
NGK Insulators, Ltd. (b)	17,000	201,391
NGK Spark Plug Co., Ltd. (b)	10,000	123,979
Nidec Corp. (b)	8,300	720,689
Nikon Corp.	27,100	602,826
Nintendo Co., Ltd.	7,500	1,034,330
Nippon Building Fund, Inc. (REIT) (b)	47	384,738
Nippon Electric Glass Co., Ltd. (b)	28,000	278,289
Nippon Express Co., Ltd.	59,000	229,845
Nippon Meat Packers, Inc.	14,000	174,138
Nippon Paper Group, Inc. (b)	6,300	137,490
Nippon Sheet Glass Co., Ltd.	70,000	130,816
Nippon Steel Corp.	374,000	931,804
Nippon Telephone & Telegraph Corp.	35,300	1,793,461
Nippon Yusen K.K. (b)	101,000	258,252
Nissan Motor Co., Ltd.	184,500	1,656,636
Nisshin Seifun Group, Inc.	13,000	157,523
Nissin Food Products Co., Ltd. (b)	4,700	184,130
Nitori Co., Ltd.	2,650	248,555
Nitto Denko Corp. (b)	12,900	460,984
NKSJ Holdings, Inc. (c)	28,699	562,461
NOK Corp. (b)	8,300	142,511
Nomura Holdings, Inc.	261,800	791,239
Nomura Real Estate Holdings, Inc.	7,000	104,107
Nomura Real Estate Office Fund, Inc. (REIT)	20	102,768
Nomura Research Institute, Ltd.	6,200	140,074
NSK, Ltd.	30,000	194,593
NTN Corp.	47,000	189,026
NTT Data Corp.	111	354,261

Japan—(Continued)
NTT DoCoMo, Inc.	1,096	$2,014,451
Obayashi Corp. (b)	45,000	199,847
Odakyu Electric Railway Co., Ltd. (b)	44,000	425,227
OJI Paper Co., Ltd. (b)	68,000	348,810
Olympus Corp. (b)	16,000	210,263
Omron Corp.	13,600	273,059
Ono Pharmaceutical Co., Ltd.	6,400	359,188
Oriental Land Co., Ltd. (b)	3,400	359,230
ORIX Corp. (b)	8,220	677,876
Osaka Gas Co., Ltd.	127,000	501,256
Otsuka Holdings Co., Ltd.	20,000	562,729
Rakuten, Inc. (b)	495	532,561
Resona Holdings, Inc.	132,700	584,075
Ricoh Co., Ltd. (b)	45,000	391,924
Rinnai Corp. (b)	2,800	200,404
Rohm Co., Ltd.	6,700	312,159
Sankyo Co., Ltd.	3,600	182,369
Sanrio Co., Ltd.	3,300	169,474
Santen Pharmaceutical Co., Ltd.	5,500	226,707
SBI Holdings, Inc.	1,911	139,828
Secom Co., Ltd.	15,800	728,496
Sega Sammy Holdings, Inc.	17,300	373,539
Seiko Epson Corp. (b)	8,600	114,110
Sekisui Chemical Co., Ltd.	39,000	321,301
Sekisui House, Ltd.	46,000	407,429
Seven & I Holdings Co., Ltd.	56,200	1,565,439
Sharp Corp. (b)	77,000	672,545
Shikoku Electric Power Co., Inc. (b)	15,100	432,712
Shimadzu Corp. (b)	18,000	152,356
Shimamura Co., Ltd.	1,400	143,271
Shimano, Inc. (b)	6,300	305,921
Shimizu Corp. (b)	37,000	155,181
Shin-Etsu Chemical Co., Ltd.	29,500	1,451,378
Shinsei Bank, Ltd.	100,000	103,702
Shionogi & Co., Ltd.	19,400	249,106
Shiseido Co., Ltd.	29,300	538,428
Showa Denko K.K. (b)	129,000	261,218
SMC Corp. (b)	3,700	596,152
Softbank Corp.	63,600	1,871,933
Sojitz Corp. (b)	113,600	175,444
Sony Corp.	75,000	1,352,181
Sony Financial Holdings, Inc.	12,800	188,393
Stanley Electric Co., Ltd.	11,800	173,203
Sumitomo Chemical Co., Ltd. (b)	109,000	397,542
Sumitomo Corp.	81,000	1,095,010
Sumitomo Electric Industries, Ltd.	56,334	612,736
Sumitomo Heavy Industries, Ltd.	39,000	227,118
Sumitomo Metal Industries, Ltd.	239,000	434,192
Sumitomo Metal Mining Co., Ltd.	40,000	513,291
Sumitomo Mitsui Financial Group, Inc.	95,600	2,660,740
Sumitomo Realty & Development Co., Ltd.	25,000	437,306
Sumitomo Rubber Industries, Ltd.	12,500	149,949
Suruga Bank, Ltd.	13,000	116,308
Suzuken Co., Ltd. (b)	5,300	146,880
Suzuki Motor Corp.	22,700	468,163
Sysmex Corp.	6,600	214,981
T&D Holdings, Inc.	47,900	445,768

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Taisei Corp.	69,000	$174,723
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	231,302
Taiyo Nippon Sanso Corp.	18,000	125,491
Takashimaya Co., Ltd.	19,000	137,399
Takeda Pharmaceutical Co., Ltd.	56,600	2,487,133
TDK Corp.	8,400	371,546
Teijin, Ltd.	66,000	202,954
Terumo Corp.	13,400	630,584
The Bank of Kyoto, Ltd. (b)	22,000	189,421
The Bank of Yokohama, Ltd.	83,000	392,325
The Chiba Bank, Ltd. (b)	64,000	412,168
The Chugoku Bank, Ltd. (b)	12,000	167,341
The Chugoku Electric Power Co., Inc. (b)	23,700	415,668
The Dai-ichi Life Insurance Co., Ltd.	650	638,297
The Furukawa Electric Co., Ltd.	57,000	130,918
The Gunma Bank, Ltd.	26,000	143,042
The Hachijuni Bank, Ltd. (b)	30,000	171,352
The Hiroshima Bank, Ltd. (b)	38,000	176,617
The Iyo Bank, Ltd.	17,000	167,798
The Japan Steel Works, Ltd. (b)	21,000	145,778
The Joyo Bank, Ltd.	54,000	238,848
The Kansai Electric Power Co., Inc.	54,200	831,974
The Nishi-Nippon Bank, Ltd.	52,000	149,581
The Shizuoka Bank, Ltd. (b)	41,000	431,776
The Tokyo Electric Power Co., Inc. (b)	97,600	231,964
THK Co., Ltd.	7,700	151,351
Tobu Railway Co., Ltd. (b)	73,000	372,731
Toho Co., Ltd. (b)	8,500	151,463
Toho Gas Co., Ltd.	31,000	197,426
Tohoku Electric Power Co., Inc.	29,800	286,470
Tokio Marine Holdings, Inc.	54,100	1,197,163
Tokyo Electron, Ltd.	12,400	630,234
Tokyo Gas Co., Ltd.	190,000	873,452
Tokyu Corp. (b)	76,000	374,131
Tokyu Land Corp.	29,000	109,524
TonenGeneral Sekiyu K.K. (b)	18,000	196,602
Toppan Printing Co., Ltd.	41,000	301,265
Toray Industries, Inc. (b)	111,000	794,104
Toshiba Corp.	283,000	1,156,131
Tosoh Corp. (b)	39,000	104,235
TOTO, Ltd.	19,000	146,517
Toyo Seikan Kaisha, Ltd.	10,200	138,973
Toyo Suisan Kaisha, Ltd.	6,000	145,385
Toyota Industries Corp.	12,600	342,537
Toyota Motor Corp.	197,400	6,572,182
Toyota Tsusho Corp.	14,200	250,789
Trend Micro, Inc. (b)	7,000	209,078
Tsumura & Co. (b)	3,900	115,002
Ube Industries, Ltd.	68,000	186,159
Unicharm Corp. (b)	7,600	374,796
Ushio, Inc.	8,700	125,453
USS Co., Ltd.	1,660	150,080
West Japan Railway Co.	11,700	508,515
Yahoo! Japan Corp. (b)	1,158	372,798
Yakult Honsha Co., Ltd. (b)	8,700	274,042
Yamada Denki Co., Ltd.	5,590	379,963
Yamaguchi Financial Group, Inc.	15,000	143,169

Japan—(Continued)
Yamaha Corp.	11,500	$105,365
Yamaha Motor Co., Ltd. (b)	24,800	313,400
Yamato Holdings Co., Ltd.	27,000	454,755
Yamazaki Baking Co., Ltd. (b)	9,000	118,201
Yaskawa Electric Corp. (b)	18,000	153,080
Yokogawa Electric Corp. (b)	16,300	147,002

		146,435,607

Luxembourg—0.3%
ArcelorMittal	61,593	1,127,191
Tenaris S.A. (b)	38,052	708,206

		1,835,397

Netherlands—2.6%
Aegon NV	117,488	469,380
Akzo Nobel NV	15,836	764,244
ASML Holding NV	31,434	1,321,341
Corio NV (REIT)	4,018	174,485
Delta Lloyd NV	9,946	166,939
EADS NV	30,352	947,133
Fugro NV	4,445	257,700
Heineken Holding NV	8,238	337,217
Heineken NV	18,533	858,162
ING Groep NV	273,866	1,957,513
Koninklijke Ahold NV	80,218	1,082,006
Koninklijke Boskalis Westminster NV	6,001	220,870
Koninklijke DSM NV	10,134	470,985
Koninklijke KPN NV	107,502	1,287,329
Koninklijke Philips Electronics NV	72,143	1,516,351
Koninklijke Vopak NV	5,915	312,569
QIAGEN NV (c)	14,898	205,768
Randstad Holding NV	9,402	277,602
Reed Elsevier NV	48,042	560,444
SBM Offshore NV	10,101	208,262
STMicroelectronics NV	44,693	264,758
TNT Express NV (c)	24,146	180,482
Unilever NV	116,475	4,011,978
Wolters Kluwer NV	22,877	395,071

		18,248,589

New Zealand—0.1%
Auckland International Airport, Ltd.	63,428	124,681
Chorus, Ltd. (c)	26,463	64,409
Contact Energy, Ltd.	23,995	98,640
Fletcher Building, Ltd.	46,652	223,326
Sky City Entertainment Group, Ltd.	39,539	105,984
Telecom Corp. of New Zealand, Ltd.	132,317	212,197

		829,237

Norway—0.9%
Aker Solutions ASA	11,775	123,433
DnB NOR ASA	66,462	650,814
Gjensidige Forsikring ASA (b) (c)	14,357	166,663
Norsk Hydro ASA	59,320	275,251
Orkla ASA	54,230	404,469

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—(Continued)
SeaDrill, Ltd. (b)	23,486	$785,407
Statoil ASA	79,797	2,048,186
Subsea 7 S.A. (b)	18,500	342,274
Telenor ASA	56,038	918,816
Yara International ASA	14,441	579,712

		6,295,025

Portugal—0.2%
Cimpor Cimentos de Portugal, SGPS, S.A.	17,627	121,648
Energias de Portugal S.A.	167,398	519,504
Galp Energia, SGPS, S.A.	18,188	268,438
Jeronimo Martins, SGPS, S.A.	16,641	275,678
Portugal Telecom, SGPS, S.A. (b)	48,993	283,300

		1,468,568

Singapore—1.6%
Ascendas Real Estate Investment Trust (REIT) (b)	163,000	230,154
CapitaLand, Ltd.	174,000	295,741
CapitaMall Trust (REIT) (b)	153,200	200,523
CapitaMalls Asia, Ltd. (b)	101,000	87,828
City Developments, Ltd. (b)	34,000	232,844
ComfortDelGro Corp., Ltd. (b)	153,000	166,737
DBS Group Holdings, Ltd.	132,467	1,173,801
Fraser & Neave, Ltd. (b)	70,000	334,281
Genting Singapore plc (b) (c)	418,200	485,456
Global Logistic Properties, Ltd. (c)	174,000	234,972
Golden Agri-Resources, Ltd.	492,569	270,847
Jardine Cycle & Carriage, Ltd.	8,000	297,170
Keppel Corp., Ltd.	102,700	734,393
Keppel Land, Ltd. (b)	54,000	92,164
Noble Group, Ltd. (b)	263,909	229,035
Olam International, Ltd. (b)	94,090	153,956
Oversea-Chinese Banking Corp., Ltd. (b)	183,880	1,107,552
SembCorp Industries, Ltd.	71,000	220,998
SembCorp Marine, Ltd. (b)	63,000	184,832
Singapore Airlines, Ltd.	36,940	288,869
Singapore Exchange, Ltd. (b)	56,000	264,156
Singapore Press Holdings, Ltd. (b)	107,250	304,917
Singapore Technologies Engineering, Ltd. (b)	126,000	261,018
Singapore Telecommunications, Ltd.	557,820	1,329,936
StarHub, Ltd.	43,000	96,559
United Overseas Bank, Ltd.	88,392	1,038,368
UOL Group, Ltd.	33,000	101,566
Wilmar International, Ltd. (b)	130,000	500,930
Yangzijiang Shipbuilding Holdings, Ltd. (b)	105,000	73,490

		10,993,093

Spain—3.1%
Abertis Infraestructuras S.A.	25,968	414,436
Acciona S.A. (b)	1,555	134,510
Acerinox S.A. (b)	7,642	97,823
ACS Actividades de Construccion y Servicios S.A. (b)	9,579	284,408
Amadeus IT Holding S.A. (c)	26,387	427,553
Banco de Sabadell S.A. (b)	72,812	276,505
Banco Popular Espanol S.A. (b)	65,417	298,570

Spain—(Continued)
Banco Santander S.A.	601,453	$4,557,876
Bankia S.A. (c)	59,540	277,558
BBVA S.A.	328,566	2,832,445
Cintra Concesiones de Infraestructuras de Transporte S.A.	31,917	385,977
Criteria CaixaCorp. S.A. (c)	54,921	269,364
Distribuidora Internacional de Alimentacion S.A. (c)	40,028	181,221
Enagas S.A.	15,504	286,678
Gas Natural SDG S.A.	23,417	401,955
Grifols S.A. (b)	13,029	219,396
Iberdrola S.A.	281,257	1,759,209
Inditex S.A.	15,855	1,299,305
Indra Sistemas S.A. (b)	6,410	81,490
International Consolidated Airlines Group S.A. (c)	77,576	174,460
Mapfre S.A. (b)	51,069	161,893
Red Electrica Corporacion S.A. (b)	8,934	382,349
Repsol YPF S.A. (b)	56,977	1,745,912
Telefonica S.A.	294,067	5,090,230
Zardoya Otis S.A. (b)	8,390	115,076

		22,156,199

Sweden—2.9%
Alfa Laval AB	25,994	492,206
Assa Abloy AB (Series B)	24,301	610,955
Atlas Copco AB (Series A) (b)	47,637	1,023,752
Atlas Copco AB (Series B)	31,355	595,653
Boliden AB	18,744	272,880
Electrolux AB (b)	17,118	272,638
Getinge AB (Class B)	13,484	341,960
Hennes & Mauritz AB (Series B)	74,855	2,411,219
Hexagon AB (Series B) (b)	17,090	254,916
Holmen AB (Series B)	3,603	103,810
Husqvarna AB (Series B)	25,677	118,450
Industrivarden AB	8,655	103,211
Investor AB (b)	33,352	622,169
Kinnevik Investment AB	14,418	281,706
LM Ericsson Telephone Co. (Class B)	214,887	2,191,310
Lundin Petroleum AB (c)	16,017	394,516
Millicom International Cellular S.A. (b) (c)	5,199	522,626
Modern Times Group AB	3,471	165,892
Nordea Bank AB	183,884	1,425,107
Ratos AB	13,548	158,994
Sandvik AB	74,433	911,699
Scania AB	21,772	322,475
Securitas AB	21,462	185,731
Skandinaviska Enskilda Banken AB (Series A)	111,704	651,710
Skanska AB	30,532	505,498
SKF AB	26,654	564,950
Svenska Cellulosa AB	45,788	680,465
Svenska Handelsbanken AB	34,300	904,311
Swedbank AB	55,651	722,222
Swedish Match AB	14,499	516,583
Tele2 AB	21,032	410,388
TeliaSonera AB	149,892	1,019,445
Volvo AB (Series B)	99,557	1,086,565

		20,846,012

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—8.2%
ABB, Ltd.	156,873	$2,964,514
Actelion, Ltd. (c)	7,563	259,762
Adecco S.A.	8,604	360,205
Aryzta AG	5,635	273,105
Baloise Holdings AG	3,194	219,072
Barry Callebaut AG	132	130,505
Cie Financiere Richemont S.A.	37,370	1,890,130
Credit Suisse Group AG	81,685	1,925,268
GAM Holding, Ltd.	13,088	142,074
Geberit AG	2,812	543,772
Givaudan S.A.	656	625,426
Holcim, Ltd.	18,057	969,025
Julius Baer Group, Ltd.	15,630	610,612
Kuehne & Nagel International AG	4,135	464,882
Lindt & Spruengli AG	7	234,716
Lindt & Spruengli AG (Participation Certificate)	55	164,208
Lonza Group AG	4,506	266,346
Nestle S.A.	235,997	13,610,108
Novartis AG	166,913	9,577,954
Pargesa Holding S.A.	1,694	110,919
Partners Group Holding AG	967	169,206
Roche Holding AG	50,250	8,536,328
Schindler Holding AG	1,428	166,207
SGS S.A.	415	688,292
Sika AG	137	258,567
Sonova Holding AG	3,960	415,986
Sulzer AG	1,649	176,274
Swatch Group AG (Class A)	3,213	214,310
Swatch Group AG (Class B)	2,340	875,758
Swiss Life Holding AG (c)	2,159	198,303
Swisscom AG	1,743	661,948
SwissRe, Ltd. (c)	24,745	1,265,889
Syngenta AG	6,649	1,965,707
Synthes, Inc. (c)	4,471	751,764
Transocean, Ltd. (c)	22,918	888,701
UBS AG	260,428	3,107,335
Zurich Financial Services AG	10,424	2,364,472

		58,047,650

Taiwan—0.0%
Foxconn International Holdings, Ltd. (b) (c)	157,000	100,910

United Kingdom—22.2%
3i Group plc (c)	63,549	177,865
Admiral Group plc (b)	16,009	211,689
Aggreko plc	18,556	579,225
AMEC plc	25,910	363,782
Anglo American plc (c)	94,654	3,491,028
Antofagasta plc	26,957	505,068
ARM Holdings plc	93,845	865,765
Associated British Foods plc	24,859	427,375
AstraZeneca plc	96,672	4,481,005
Aviva plc	205,068	952,657
Babcock International Group plc	24,050	273,799
BAE Systems plc	232,106	1,024,116
Balfour Beatty plc	43,332	177,616

United Kingdom—(Continued)
Barclays plc	828,767	$2,246,697
BG Group plc	242,462	5,174,730
BHP Billiton plc	151,074	4,395,752
BP plc	1,354,697	9,667,534
British American Tobacco plc	141,389	6,708,790
British Land Co. plc (REIT)	62,096	444,331
British Sky Broadcasting plc	82,126	933,889
BT Group plc	549,280	1,623,212
Bunzl plc	22,401	306,738
Burberry Group plc	32,742	599,611
Cairn Energy plc (c)	100,118	411,884
Capita Group plc (b)	48,717	475,429
Capital Shopping Centres Group plc (REIT) (b)	48,962	236,723
Carnival plc (c)	14,668	482,281
Centrica plc	370,138	1,662,394
Cobham plc	73,272	208,051
Compass Group plc	135,838	1,287,083
Diageo plc	179,121	3,911,356
Eurasian Natural Resources Corp. plc (c)	21,266	208,625
Experian plc	72,050	979,049
Fresnillo plc	11,783	279,037
G4S plc	106,542	448,761
GKN plc	107,131	302,948
GlaxoSmithKline plc	362,898	8,280,890
Glencore International plc (b) (c)	57,112	347,035
Hammerson plc (REIT) (c)	56,484	314,630
HSBC Holdings plc	1,276,266	9,695,277
ICAP plc	36,213	194,957
Imperial Tobacco Group plc	72,499	2,742,394
Inmarsat plc	28,473	178,374
Intercontinental Hotels Group plc	21,614	386,870
International Power plc	109,596	573,766
Intertek Group plc (b)	10,631	334,936
Invensys plc	47,928	156,388
Investec plc	41,855	219,640
J. Sainsbury plc	96,306	452,792
Johnson Matthey plc	14,556	414,761
Kazakhmys plc	13,920	198,989
Kingfisher plc	164,859	641,383
Land Securities Group plc (REIT)	60,401	594,270
Legal & General Group plc	429,168	681,779
Lloyds Banking Group plc	3,099,186	1,238,727
London Stock Exchange Group plc	9,645	118,983
Lonmin plc	11,828	179,042
Man Group plc (b)	133,525	259,165
Marks & Spencer Group plc	118,772	573,389
Meggitt plc	55,862	305,897
National Grid plc	254,654	2,472,436
Next plc	13,648	580,114
Old Mutual plc	385,579	807,499
Pearson plc	56,693	1,062,475
Petrofac, Ltd.	17,337	387,440
Prudential plc	179,978	1,774,669
Randgold Resources, Ltd.	6,351	649,437
Reckitt Benckiser Group plc	45,321	2,234,926
Reed Elsevier plc	91,180	735,806
Resolution, Ltd.	99,349	386,476

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Rexam plc	57,692	$315,919
Rio Tinto plc	100,057	4,845,639
Rolls-Royce Holdings plc	133,971	1,548,523
Royal Bank of Scotland Group plc (c)	1,289,126	408,974
Royal Dutch Shell plc (Class A) (b)	258,813	9,521,392
Royal Dutch Shell plc (Class B)	191,983	7,311,320
RSA Insurance Group plc	285,556	464,821
SABMiller plc	67,778	2,377,830
Sage Group plc	104,660	477,935
Schroders plc	6,754	137,348
Scottish & Southern Energy plc	67,077	1,344,717
Segro plc (REIT)	61,844	200,159
Serco Group plc	34,317	252,521
Severn Trent plc	16,575	384,552
Shire plc	39,190	1,361,195
Smith & Nephew plc	66,221	642,130
Smiths Group plc	25,680	363,499
Standard Chartered plc	170,192	3,708,134
Standard Life plc	171,497	547,199
Tate & Lyle plc	33,576	366,864
Tesco plc	573,416	3,592,165
The Weir Group plc (b)	16,901	530,600
Tullow Oil plc	67,146	1,460,570
Unilever plc	90,999	3,056,673
United Utilities Group plc	48,207	453,757
Vendeta Resources plc (b)	9,571	149,867
Vodafone Group plc	3,635,098	10,099,494
Whitbread plc	12,742	309,349
WM Morrison Supermarkets plc	168,319	851,246
Wolseley plc (c)	20,431	673,882
Xstrata plc	148,498	2,237,797

		156,697,578

Total Common Stock (Identified Cost $748,744,537)		673,309,053

Exchange Traded Funds—3.1%

United States—3.1%
iShares MSCI EAFE Index Fund (b) (d)	445,000	22,040,850

Total Exchange Traded Funds (Identified Cost $21,990,468)		22,040,850

Preferred Stock—0.5%

Germany—0.4%
Bayerische Motoren Werke AG	3,505	166,296
Henkel AG & Co. KGaA	12,771	739,218
Porsche Automobil Holding SE	11,570	621,037
ProSiebenSat.1 Media AG	5,172	94,762
RWE AG	2,797	92,345
Volkswagen AG	10,352	1,552,691

		3,266,349

Switzerland—0.1%
Schindler Holding AG	3,222	$375,623

Total Preferred Stock (Identified Cost $2,942,360)		3,641,972

Units—0.1%

Singapore—0.1%
Hutchison Port Holdings Trust (b) (c)	350,000	216,711

Total Units (Identified Cost $346,803)		216,711

Short Term Investments—11.9%

United States—11.9%
Federal Home Loan Bank 0.016%, 01/18/12	$275,000	274,999
Federal National Mortgage Association 0.010%, 03/21/12	1,100,000	1,099,886
0.094%, 03/21/12	175,000	174,969
State Street Navigator Securities Lending Prime Portfolio (e)	80,948,750	80,948,750
U.S. Treasury Bills 0.013%, 03/08/12	1,000,000	999,990
0.013%, 04/05/12	325,000	324,991
0.043%, 06/07/12	375,000	374,956

Total Short Term Investments (Identified Cost $84,198,541)		84,198,541

Total Investments—110.9% (Identified Cost $858,222,709) (f)		783,407,127
Liabilities in excess of other assets		(76,683,183)

Net Assets—100.0%		$706,723,944

(a)	Security was valued in good faith under procedures approved by the Board of Directors.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $78,198,224 and the collateral received consisted of cash in the amount of $80,948,750 and non-cash collateral with a value of $708,416. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Non-Income Producing.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $990,600.
(e)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

(f)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $868,445,442. The aggregate unrealized appreciation and depreciation of investments was $92,739,891 and $(177,778,206), respectively, resulting in net unrealized depreciation of $(85,038,315) for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.

Ten Largest Industries as of December 31, 2011 (Unaudited)	% of Net Assets
Commercial Banks	10.5%
Oil, Gas & Consumable Fuels	7.9%
Pharmaceuticals	7.2%
Metals & Mining	5.2%
Insurance	4.1%
Food Products	4.0%
Chemicals	3.5%
Diversified Telecommunication Services	3.5%
Exchange Traded Funds	3.1%
Automobiles	3.1%

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Net Unrealized Depreciation
MSCI EAFE eMini Index Futures	New York Mercantile Exchange	3/16/2012	50	$3,608,645	$3,523,500	$(85,145)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$58,507,510	$—	$58,507,510
Austria	—	1,589,386	—	1,589,386
Belgium	—	6,416,202	—	6,416,202
Denmark	—	7,169,402	—	7,169,402
Finland	—	5,678,939	—	5,678,939
France	—	59,018,449	—	59,018,449
Germany	—	49,594,773	—	49,594,773
Greece	—	632,104	—	632,104
Hong Kong	3,612	18,763,380	—	18,766,992
Ireland	—	2,983,335	—	2,983,335
Israel	—	4,364,562	—	4,364,562
Italy	—	14,633,534	—	14,633,534
Japan	—	146,435,607	—	146,435,607
Luxembourg	—	1,835,397	—	1,835,397
Netherlands	—	18,248,589	—	18,248,589
New Zealand	64,409	764,828	—	829,237
Norway	—	6,295,025	—	6,295,025
Portugal	—	1,468,568	—	1,468,568
Singapore	—	10,993,093	—	10,993,093
Spain	—	22,156,199	—	22,156,199
Sweden	—	20,846,012	—	20,846,012
Switzerland	—	58,047,650	—	58,047,650
Taiwan	—	100,910	—	100,910
United Kingdom	—	156,697,578	—	156,697,578
Total Common Stock	68,021	673,241,032	—	673,309,053
Total Exchange Traded Funds*	22,040,850	—	—	22,040,850
Total Preferred Stock*	—	3,641,972	—	3,641,972
Total Units*	—	216,711	—	216,711
Short Term Investments
United States	80,948,750	3,249,791	—	84,198,541
Total Investments	$103,057,621	$680,349,506	$—	$783,407,127

Futures Contracts**
Futures Contracts Long (Net Unrealized Depreciation)	$(85,145)	$—	$—	$(85,145)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$783,407,127
Cash		92,873
Cash denominated in foreign currencies (c)		3,622,202
Receivable for:
Securities sold		14,350
Fund shares sold		2,993,022
Interest and dividends		1,098,805
Foreign taxes		287,512
Futures variation margin		17,250

Total Assets		791,533,141
Liabilities
Payable for:
Securities purchased	$2,975,739
Fund shares redeemed	391,509
Foreign taxes	47,129
Collateral for securities loaned	80,948,750
Accrued expenses:
Management fees	178,212
Distribution and service fees	88,863
Deferred directors’ fees	24,731
Other expenses	154,264

Total Liabilities		84,809,197

Net Assets		$706,723,944

Net assets consists of:
Paid in surplus		$800,300,238
Undistributed net investment income		17,086,762
Accumulated net realized losses		(35,754,192)
Unrealized depreciation on investments and foreign currency transactions		(74,908,864)

Net Assets		$706,723,944

Net Assets
Class A		$283,192,874
Class B		329,168,665
Class E		35,452,940
Class G		58,909,465
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		27,699,844
Class B (50,000,000)		32,757,269
Class E (10,000,000)		3,485,173
Class G (9,000,000)		5,886,995
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.22
Class B		10.05
Class E		10.17
Class G		10.01

(a)	Identified cost of investments was $858,222,709.
(b)	Includes securities on loan with a value of $78,198,224.
(c)	Identified cost of cash denominated in foreign currencies was $3,614,936.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$25,546,281
Interest (b)		1,072,603

		26,618,884
Expenses
Management fees	$2,278,600
Distribution and service fees—Class B	854,153
Distribution and service fees—Class E	62,825
Distribution and service fees—Class G	171,106
Directors’ fees and expenses	50,558
Custodian and accounting	535,197
Audit and tax services	37,153
Legal	8,750
Shareholder reporting	196,652
Insurance	7,538
Miscellaneous	23,205

Total expenses	4,225,737
Less management fee waivers	(26,409)	4,199,328

Net Investment Income		22,419,556

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(3,727,803)
Futures contracts	(404,746)
Foreign currency transactions	(28,078)	(4,160,627)

Net change in unrealized depreciation on:
Investments	(115,138,955)
Futures contracts	(115,291)
Foreign currency transactions	(77,210)	(115,331,456)

Net realized and unrealized loss		(119,492,083)

Net Decrease in Net Assets From Operations		$(97,072,527)

(a)	Net of foreign taxes of $2,157,473.
(b)	Includes net income on securities loaned of $1,067,016.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,419,556	$16,751,626
Net realized loss	(4,160,627)	(1,120,623)
Net change in unrealized appreciation (depreciation)	(115,331,456)	42,333,079

Increase (decrease) in net assets from operations	(97,072,527)	57,964,082

From Distributions to Shareholders
Net investment income
Class A	(7,978,686)	(8,711,146)
Class B	(7,580,564)	(7,352,709)
Class E	(1,000,619)	(1,271,975)
Class G	(1,230,947)	(507,830)

Total distributions	(17,790,816)	(17,843,660)

Increase in net assets from capital share transactions	56,780,375	46,461,033

Total increase (decrease) in net assets	(58,082,968)	86,581,455

Net Assets
Beginning of the period	764,806,912	678,225,457

End of the period	$706,723,944	$764,806,912

Undistributed Net Investment Income
End of the period	$17,086,762	$12,319,394

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,181,787	$47,812,350	3,103,015	$33,996,965
Reinvestments	645,525	7,978,686	772,265	8,711,146
Redemptions	(4,974,992)	(57,684,997)	(5,532,909)	(60,459,199)

Net decrease	(147,680)	$(1,893,961)	(1,657,629)	$(17,751,088)

Class B
Sales	5,576,816	$60,651,130	5,561,821	$59,161,087
Reinvestments	622,889	7,580,564	661,810	7,352,709
Redemptions	(2,296,775)	(26,253,016)	(2,472,226)	(26,724,069)

Net increase	3,902,930	$41,978,678	3,751,405	$39,789,727

Class E
Sales	316,265	$3,547,730	426,419	$4,573,644
Reinvestments	81,285	1,000,619	113,165	1,271,975
Redemptions	(938,395)	(11,101,549)	(1,009,606)	(11,138,076)

Net decrease	(540,845)	$(6,553,200)	(470,022)	$(5,292,457)

Class G
Sales	2,623,160	$29,932,476	3,228,449	$34,848,353
Reinvestments	101,563	1,230,947	45,874	507,830
Redemptions	(701,533)	(7,914,565)	(543,683)	(5,641,332)

Net increase	2,023,190	$23,248,858	2,730,640	$29,714,851

Increase derived from capital share transactions		$56,780,375		$46,461,033

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.95	$11.34	$9.36	$17.19	$16.00

Income (Loss) From Investment Operations
Net investment income (a)	0.36	0.28	0.28	0.46	0.46
Net realized and unrealized gain (loss) on investments	(1.80)	0.63	2.20	(7.31)	1.26

Total from investment operations	(1.44)	0.91	2.48	(6.85)	1.72

Less Distributions
Distributions from net investment income	(0.29)	(0.30)	(0.43)	(0.41)	(0.35)
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.57)	(0.18)

Total distributions	(0.29)	(0.30)	(0.50)	(0.98)	(0.53)

Net Asset Value, End of Period	$10.22	$11.95	$11.34	$9.36	$17.19

Total Return (%)	(12.50)	8.19	28.67	(42.08)	10.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.41	0.41	0.44	0.42	0.41
Net ratio of expenses to average net assets (%) (b)	0.41	0.40	0.43	0.41	0.41
Ratio of net investment income to average net assets (%)	3.09	2.59	2.87	3.44	2.69
Portfolio turnover rate (%)	11	11	13	15	24
Net assets, end of period (in millions)	$283.19	$332.68	$334.62	$269.72	$511.80

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.75	$11.16	$9.21	$16.92	$15.76

Income (Loss) From Investment Operations
Net investment income (a)	0.32	0.25	0.25	0.42	0.41
Net realized and unrealized gain (loss) on investments	(1.76)	0.62	2.16	(7.19)	1.23

Total from investment operations	(1.44)	0.87	2.41	(6.77)	1.64

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.39)	(0.37)	(0.30)
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.57)	(0.18)

Total distributions	(0.26)	(0.28)	(0.46)	(0.94)	(0.48)

Net Asset Value, End of Period	$10.05	$11.75	$11.16	$9.21	$16.92

Total Return (%)	(12.65)	7.91	28.29	(42.20)	10.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.66	0.69	0.67	0.66
Net ratio of expenses to average net assets (%) (b)	0.66	0.65	0.68	0.66	0.66
Ratio of net investment income to average net assets (%)	2.83	2.32	2.60	3.21	2.46
Portfolio turnover rate (%)	11	11	13	15	24
Net assets, end of period (in millions)	$329.17	$339.04	$280.23	$196.04	$297.90

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.89	$11.29	$9.31	$17.11	$15.93

Income (Loss) From Investment Operations
Net investment income (a)	0.34	0.27	0.27	0.44	0.43
Net realized and unrealized gain (loss) on investments	(1.79)	0.62	2.19	(7.28)	1.25

Total from investment operations	(1.45)	0.89	2.46	(6.84)	1.68

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.41)	(0.39)	(0.32)
Distributions from net realized capital gains	0.00	0.00	(0.07)	(0.57)	(0.18)

Total distributions	(0.27)	(0.29)	(0.48)	(0.96)	(0.50)

Net Asset Value, End of Period	$10.17	$11.89	$11.29	$9.31	$17.11

Total Return (%)	(12.59)	8.00	28.51	(42.16)	10.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.59	0.57	0.56
Net ratio of expenses to average net assets (%) (b)	0.56	0.55	0.58	0.56	0.56
Ratio of net investment income to average net assets (%)	2.94	2.45	2.77	3.31	2.57
Portfolio turnover rate (%)	11	11	13	15	24
Net assets, end of period (in millions)	$35.45	$47.87	$50.77	$45.70	$84.40

	Class G
	Year ended December 31,
	2011	2010	2009(c)
Net Asset Value, Beginning of Period	$11.70	$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income (a)	0.31	0.23	0.10
Net realized and unrealized gain (loss) on investments	(1.75)	0.62	3.09

Total from investment operations	(1.44)	0.85	3.19

Less Distributions
Distributions from net investment income	(0.25)	(0.27)	0.00

Total distributions	(0.25)	(0.27)	0.00

Net Asset Value, End of Period	$10.01	$11.70	$11.12

Total Return (%)	(12.65)	7.76	40.23	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.74	(e)
Net ratio of expenses to average net assets (%) (b)	0.71	0.70	0.73	(e)
Ratio of net investment income to average net assets (%)	2.80	2.16	1.32	(e)
Portfolio turnover rate (%)	11	11	13
Net assets, end of period (in millions)	$58.91	$45.22	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, and passive foreign investment companies (PFIC). These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2011 were $2,278,600.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	On the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2011 were $293,060.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$145,668,173	$0	$85,581,623

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2011, the unrealized depreciation on open equity index futures contracts was $(85,145). For the year ended December 31, 2011, the Portfolio had realized losses in the amount of $(404,746) which is shown under net realized loss on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(115,291) which is shown under net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$17,790,816	$17,843,660	$—	$—	$—	$—	$17,790,816	$17,843,660

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,605,534	$—	$(85,046,646)	$(26,531,041)	$(3,579,412)	$(93,551,565)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated long-term capital losses were $3,579,412 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$3,109,329	$23,421,712	$26,531,041

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-25

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley EAFE Index Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley EAFE Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley EAFE Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-28

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-29

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-30

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-31

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-32

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-33

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-34

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-35

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Neuberger Berman Genesis Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 5.80%, 5.51%, and 5.56%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -5.50%.

MARKET ENVIRONMENT/CONDITIONS

Over the first four months of the year, the market generated impressive results and the small cap Russell 2000 Index reached its high for the year on April 30th. This market environment was driven by generally better-than-expected corporate profits, signs that the economic recovery was continuing, and accommodative fiscal and monetary policy. In contrast to much of 2010, when the market was led by lower quality, more speculative issues (companies with lower than average profitability, greater financial leverage and great cyclicality), higher quality/less speculative companies, such as those owned in the Portfolio, outperformed during the first four months of 2011. We believe this was due in part to a maturing and moderating economic recovery that was receiving less of a boost from one-off events such as investor replenishments. From January through April, we saw investor risk appetites moderate, triggered by the numerous geopolitical events that were unfolding in the Middle East and Northern Africa, and the devastating earthquake in Japan.

From the beginning of May through the first few days of October, the market was on the decline and in fact the Russell 2000 Value Index hit its low on October 3. Several factors conspired to bring the market down sharply during this period: lackluster economic data, tepid consumer spending, the downgrade of the U.S. credit rating, and the emergence and escalation of the European debt crisis. During this period, we saw investor risk aversion reach unprecedented levels and, as we have seen in the past, investors decreased risk and sought out defensive companies with the lowest beta. As a result of this risk aversion, higher quality/less speculative issues (companies with higher than average profitability, less financial leverage, and less cyclicality, such as those owned in the Portfolio) outperformed.

In the fourth quarter, the market recovered from its 2011 lows and ended the year with a rally fueled by upside surprises in economic data. As had been the case for much of the year, the market experienced periods of heightened volatility over the quarter, as a number of macro factors often trumped company-specific fundamentals. These included the ongoing European sovereign debt crisis, concerns about the global economy, and political gridlock in Washington. In contrast to the year as a whole when larger-cap, less risky stocks generated better results, small-cap stocks outperformed during the fourth quarter, as they tend to do in rapidly rising equity markets. Our higher quality bias generated mixed results for the fourth quarter and the Portfolio underperformed modestly.

For the year, all but three sectors in the Russell 2000 Value Index declined (Utilities, Consumer Staples, and Healthcare).

PORTFOLIO REVIEW/YEAR-END POSITIONING

Even though some economic data surprised on the upside during the fourth quarter, we remained skeptical about a return to more robust growth given numerous headwinds facing the economy. These included unemployment that remained elevated and a housing market still in search of a bottom. Furthermore, contagion from the European sovereign debt crisis continued to be a real threat to both the global economy and the markets. Against this backdrop, we maintained a cautious strategy and balanced approach for the Portfolio.

As a result of both our continued focus on high quality (strong free cash flow, above average profitability protected by strong barriers to entry, and generally less economically sensitive business models) companies, the Portfolio was able to significantly outperform its benchmark during the year. The majority of the Portfolio’s outperformance was due to strong stock selection. In fact, our holdings in eight of the ten sectors within the benchmark contributed to relative results, with the most value added in Energy, Industrials, Consumer Discretionary, and Consumer Staples. In contrast, sector allocation modestly detracted from performance during the year. An overweight in Energy hurt relative performance the most in 2011. This was not surprising, as our balanced approach attempts to mitigate a highly volatile market characterized by “risk-on/risk-off” trading patterns. A more detailed analysis of our risk management approach in these difficult markets is provided below.

Our quality bias was the key driver of our outperformance during the year. Aiding our results was our focus on higher ROE (return-on-equity) companies, as they posted positive returns, whereas less profitable companies generated negative returns in 2011. Furthermore, companies with earnings bested those without earnings and less economically sensitive/less speculative companies outperformed the benchmark. Also, lower beta/less risky stocks generated positive results in 2011, whereas higher beta/riskier companies, overall, were down sharply during the year as a whole. Risk averse markets such as these tend to favor our style and this was certainly the case in 2011.

Our largest individual contributor to performance was Church & Dwight Co., Inc. The stock performance was strong due to the company’s ability to continue delivering solid results in a difficult macro environment. Church & Dwight has expertly navigated its way through difficult times with its value-oriented (i.e. lower-priced) portfolio and cost-cutting initiatives. At the end of the period, the company was on track to deliver low double-digit Earnings Per Share (“EPS”) growth in 2011 and we believe should be able to deliver solid EPS growth in 2012 even if the economic environment were to remain sluggish. Gas weighted exploration and production company, Cabot Oil & Gas Corp. was also a strong performer. Due to its industry leading returns the company continued to deliver solid growth, despite declining natural gas prices.

MSF-1

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

On the other hand, Financials holding Greenhill & Co., Inc. was the largest individual detractor from the Portfolio. Greenhill is a niche boutique investment bank focused on merger and acquisition (M&A) advice. We were originally attracted to the clean balance sheet and straight forward business model that did not entail many of the conflicts that seem to plague the mega bulge bracket M&A firms and large banks. Ultimately the competitive climate overwhelmed these benefits and we eventually became convinced that these trends represented more than just short term cyclical problems. As a result, we eliminated the stock from the Portfolio. In the Consumer Discretionary space, Capella Education Co. was also a laggard for the period. Capella Education principally offers post-graduate education that is delivered exclusively online. During the period, the company was negatively affected by Department of Education efforts to improve the value proposition of “for-profit” education. A high quality company, Capella Education appears well positioned to meet the new Gainful Employment regulations. However, more poorly positioned peers began to pursue the high quality candidates that comprise Capella Education’s target market. Amid the increase in recruitment costs and weaker new enrollment stemming from the increase in competition, we decided to eliminate this security from the Portfolio.

While we do not believe our primary value added is guessing which policies politicians/central bankers around the world will pursue, it is clear that their decisions will likely tip the scale in the direction of inflation or deflation. Perhaps a bout of the latter will trigger a much greater tolerance of the former. In any case, until the debate is resolved, volatility, manifesting itself in the form of “risk on-risk off” trades is likely to persist.

Our sector positioning has historically been a reflection of our best judgment of long-term global headwinds to be avoided, and tailwinds to be embraced. Moreover, we also attempted to mitigate the risk of the diametrically opposed inflationary or deflationary outcomes of the debt super-cycle that appears to be reaching its final phase.

Examples of risk mitigation against an inflationary outcome would include the sector overweighting of Energy and Agriculture. Both are driven by the long-term tailwinds of rising incomes in high population emerging markets. During 2011, we believed both would benefit should inflation be the ultimate solution to the mega debt cycle in most developed economies. At the other extreme are our sector weightings in stable and consistent businesses, which is a component of our long held quality bias toward companies with good balance sheets, free cash flow, and higher return business with barriers to entry. We believed these holdings would prove to be relatively defensive should a deflationary outcome emerge. Risk management and protecting against adverse outcomes have always been a hallmark of our investment philosophy.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	5.80	-2.85	3.67
Class B	5.51	-3.09	3.37
Class E	5.56	-3.01	3.50
Russell 2000 Value Index	-5.50	-1.87	6.40

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Aptargroup, Inc.	2.9
Church & Dwight Co., Inc.	2.9
CLARCOR, Inc.	2.1
Oceaneering International, Inc.	1.9
Solera Holdings, Inc.	1.9
Concho Resources, Inc.	1.8
Wabtec Corp.	1.8
MICROS Systems, Inc.	1.8
CARBO Ceramics, Inc.	1.8
SM Energy Co.	1.8

Top Sectors

% of Net Assets
Industrials	21.7
Energy	13.8
Health Care	12.1
Materials	11.2
Information Technology	10.5
Financials	7.9
Consumer Staples	7.8
Consumer Discretionary	7.5
Cash & Equivalents	4.1
Utilities	3.4

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.85%	$1,000.00	$954.80	$4.19
	Hypothetical*	0.85%	$1,000.00	$1,020.87	$4.33

Class B(a)	Actual	1.10%	$1,000.00	$953.40	$5.42
	Hypothetical*	1.10%	$1,000.00	$1,019.59	$5.60

Class E(a)	Actual	1.00%	$1,000.00	$953.60	$4.92
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—95.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.3%
Alliant Techsystems, Inc. (a)	29,100	$1,663,356
American Science & Engineering, Inc.	29,513	2,010,130

		3,673,486

Air Freight & Logistics—0.5%
Forward Air Corp.	174,453	5,591,219

Auto Components—0.8%
Gentex Corp.	283,500	8,388,765

Beverages—0.9%
Boston Beer Co., Inc. (a)	88,772	9,637,088

Building Products—0.1%
AAON, Inc.	52,300	1,071,627

Capital Markets—0.3%
Eaton Vance Corp.	115,700	2,735,148

Chemicals—5.1%
Balchem Corp.	215,250	8,726,235
Hawkins, Inc.	87,000	3,206,820
Innophos Holdings, Inc.	30,496	1,480,886
Intrepid Potash, Inc. (a)	492,900	11,154,327
LSB Industries, Inc. (a)	241,452	6,767,899
NewMarket Corp.	36,817	7,293,816
RPM International, Inc.	145,000	3,559,750
Sensient Technologies Corp.	342,911	12,996,327

		55,186,060

Commercial Banks—3.4%
Bank of Hawaii Corp.	192,700	8,573,223
BOK Financial Corp.	103,600	5,690,748
Cullen/Frost Bankers, Inc.	177,200	9,375,652
First Financial Bankshares, Inc.	138,541	4,631,426
Westamerica Bancorp	192,500	8,450,750

		36,721,799

Commercial Services & Supplies—5.4%
Copart, Inc. (a)	264,900	12,686,061
Healthcare Services Group, Inc.	525,434	9,294,927
Ritchie Bros. Auctioneers, Inc.	378,913	8,366,399
Rollins, Inc.	682,113	15,156,551
United Stationers, Inc.	401,708	13,079,613

		58,583,551

Construction & Engineering—0.1%
Layne Christensen Co. (a)	36,594	885,575

Containers & Packaging—3.6%
Aptargroup, Inc.	604,354	31,529,148
Silgan Holdings, Inc.	182,800	7,063,392

		38,592,540

Distributors—0.5%
Pool Corp.	191,460	$5,762,946

Diversified Consumer Services—1.3%
Hillenbrand, Inc.	234,969	5,244,508
Matthews International Corp.	128,100	4,026,183
Strayer Education, Inc.	48,900	4,752,591

		14,023,282

Electronic Equipment, Instruments & Components—1.1%
Trimble Navigation, Ltd. (a)	284,030	12,326,902

Energy Equipment & Services—5.3%
CARBO Ceramics, Inc.	156,300	19,276,479
Lufkin Industries, Inc.	163,100	10,978,261
Natural Gas Services Group, Inc. (a)	218,688	3,162,228
Oceaneering International, Inc.	438,200	20,214,166
Pason Systems, Inc. (CAD)	308,300	3,620,552

		57,251,686

Food & Staples Retailing—1.8%
Ruddick Corp.	433,800	18,497,232
The North West Co., Inc. (b)	43,000	852,092

		19,349,324

Food Products—2.2%
Darling International, Inc. (a)	426,700	5,670,843
Flowers Foods, Inc.	281,000	5,333,380
J&J Snack Foods Corp.	86,053	4,584,904
Lancaster Colony Corp.	116,000	8,043,440

		23,632,567

Gas Utilities—2.8%
New Jersey Resources Corp.	192,100	9,451,320
Northwest Natural Gas Co.	82,300	3,944,639
Piedmont Natural Gas Co., Inc.	73,800	2,507,724
South Jersey Industries, Inc.	143,800	8,169,278
WGL Holdings, Inc.	136,000	6,013,920

		30,086,881

Health Care Equipment & Supplies—5.9%
Abaxis, Inc. (a)	173,000	4,786,910
DENTSPLY International, Inc.	180,600	6,319,194
Haemonetics Corp. (a)	252,954	15,485,844
IDEXX Laboratories, Inc. (a)	221,900	17,077,424
Meridian Bioscience, Inc.	281,900	5,310,996
Sirona Dental Systems, Inc. (a)	203,500	8,962,140
West Pharmaceutical Services, Inc.	161,500	6,128,925

		64,071,433

Health Care Providers & Services—4.4%
AmSurg Corp. (a)	217,642	5,667,398
Henry Schein, Inc. (a)	226,500	14,593,395
Landauer, Inc.	68,572	3,531,458

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
MWI Veterinary Supply, Inc. (a)	111,569	$7,412,644
Owens & Minor, Inc.	57,100	1,586,809
Patterson Cos., Inc.	272,700	8,050,104
PSS World Medical, Inc. (a)	293,563	7,101,289

		47,943,097

Health Care Technology—0.7%
Computer Programs & Systems, Inc.	27,222	1,391,317
Quality Systems, Inc.	179,594	6,643,182

		8,034,499

Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	257,700	6,896,052

Household Durables—0.2%
Leggett & Platt, Inc.	115,000	2,649,600

Household Products—2.9%
Church & Dwight Co., Inc.	686,300	31,405,088

Industrial Conglomerates—0.8%
Raven Industries, Inc.	143,537	8,884,940

Insurance—4.0%
Harleysville Group, Inc.	148,777	8,416,315
HCC Insurance Holdings, Inc.	141,900	3,902,250
Mercury General Corp.	26,500	1,208,930
RenaissanceRe Holdings, Ltd.	93,900	6,983,343
RLI Corp.	147,070	10,715,520
Safety Insurance Group, Inc.	113,800	4,606,624
The Hanover Insurance Group, Inc.	68,400	2,390,580
Validus Holdings, Ltd.	156,700	4,936,050

		43,159,612

IT Services—1.4%
Forrester Research, Inc. (a)	171,044	5,805,233
Mantech International Corp. (a)	195,146	6,096,361
Syntel, Inc.	68,000	3,180,360

		15,081,954

Leisure Equipment & Products—1.2%
Polaris Industries, Inc.	234,698	13,138,394

Life Sciences Tools & Services—1.0%
ICON plc (ADR) (a)	402,100	6,879,931
Techne Corp.	66,000	4,505,160

		11,385,091

Machinery—12.3%
AG Growth International, Inc.	111,800	4,075,703
Badger Meter, Inc.	160,768	4,731,402
Chart Industries, Inc. (a)	145,300	7,856,371
CLARCOR, Inc.	450,270	22,508,997
Donaldson Co., Inc.	253,100	17,231,048
Douglas Dynamics, Inc.	193,600	2,830,432

Machinery—(Continued)
Graco, Inc.	126,800	$5,184,852
Joy Global, Inc.	79,400	5,952,618
Lincoln Electric Holdings, Inc.	168,078	6,575,212
Nordson Corp.	264,862	10,907,017
Robbins & Myers, Inc.	157,200	7,632,060
Toro Co.	109,500	6,642,270
Valmont Industries, Inc.	124,000	11,257,960
Wabtec Corp.	280,200	19,599,990

		132,985,932

Metals & Mining—2.5%
Alamos Gold, Inc. (CAD)	551,600	9,386,743
Compass Minerals International, Inc.	155,500	10,706,175
Major Drilling Group International, Inc.	496,200	7,537,278

		27,630,196

Office Electronics—0.9%
Zebra Technologies Corp. (Class A) (a)	264,642	9,468,891

Oil, Gas & Consumable Fuels—8.5%
Cabot Oil & Gas Corp.	213,500	16,204,650
Concho Resources, Inc. (a)	209,100	19,603,125
Gulfport Energy Corp. (a)	256,700	7,559,815
Kodiak Oil & Gas Corp. (a)	459,100	4,361,450
Legacy Oil & Gas, Inc. (a)	93,700	964,332
Northern Oil & Gas, Inc. (a)	280,400	6,723,992
Oasis Petroleum, Inc. (a)	211,300	6,146,717
Petrominerales, Ltd.	134,693	2,180,303
Resolute Energy Corp. (a)	323,506	3,493,865
Sanchez Energy Corp. (a)	9,700	167,422
SM Energy Co.	262,900	19,217,990
Southwestern Energy Co. (a)	162,800	5,199,832

		91,823,493

Professional Services—0.6%
Exponent, Inc. (a)	143,807	6,610,808

Road & Rail—0.3%
Genesee & Wyoming, Inc. (a)	53,500	3,241,030

Semiconductors & Semiconductor Equipment—1.1%
GT Advanced Technologies, Inc. (a)	723,200	5,235,968
Hittite Microwave Corp. (a)	141,824	7,003,269

		12,239,237

Software—6.0%
Blackbaud, Inc.	364,858	10,106,567
FactSet Research Systems, Inc.	115,900	10,115,752
Jack Henry & Associates, Inc.	157,000	5,276,770
MICROS Systems, Inc. (a)	417,932	19,467,272
Solera Holdings, Inc.	446,500	19,887,110

		64,853,471

Specialty Retail—2.8%
Hibbett Sports, Inc. (a)	212,400	9,596,232

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Sally Beauty Holdings, Inc. (a)	314,900	$6,653,837
Tractor Supply Co.	203,800	14,296,570

		30,546,639

Thrifts & Mortgage Finance—0.3%
Brookline Bancorp, Inc.	327,500	2,764,100

Trading Companies & Distributors—1.4%
Applied Industrial Technologies, Inc.	155,948	5,484,691
MSC Industrial Direct Co.	98,100	7,019,055
Watsco, Inc.	33,000	2,166,780

		14,670,526

Water Utilities—0.6%
American States Water Co.	63,000	2,198,700
Aqua America, Inc.	182,200	4,017,510

		6,216,210

Total Common Stock (Identified Cost $866,826,096)		1,039,200,739

Short Term Investments—4.3%
Security Description	Par Amount	Value*

Repurchase Agreement—4.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $46,171,051 on 01/03/12, collateralized by $45,395,000 U.S. Treasury Note 1.750% due 01/31/14 with a value of $47,097,313	$46,171,000	$46,171,000

Total Short Term Investments (Identified Cost $46,171,000)		46,171,000

Total Investments—100.2% (Identified Cost $912,997,096) (c)		1,085,371,739
Liabilities in excess of other assets		(1,985,522)

Net Assets—100.0%		$1,083,386,217

(a)	Non-Income Producing.
(b)	Security was valued in good faith under procedures approved by the Board of Directors.
(c)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $913,009,455. The aggregate unrealized appreciation and depreciation of investments was $210,009,872 and $(37,647,588), respectively, resulting in net unrealized appreciation of $172,362,284 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$3,673,486	$—	$—	$3,673,486
Air Freight & Logistics	5,591,219	—	—	5,591,219
Auto Components	8,388,765	—	—	8,388,765
Beverages	9,637,088	—	—	9,637,088
Building Products	1,071,627	—	—	1,071,627
Capital Markets	2,735,148	—	—	2,735,148
Chemicals	55,186,060	—	—	55,186,060
Commercial Banks	36,721,799	—	—	36,721,799
Commercial Services & Supplies	58,583,551	—	—	58,583,551
Construction & Engineering	885,575	—	—	885,575
Containers & Packaging	38,592,540	—	—	38,592,540
Distributors	5,762,946	—	—	5,762,946
Diversified Consumer Services	14,023,282	—	—	14,023,282
Electronic Equipment, Instruments & Components	12,326,902	—	—	12,326,902
Energy Equipment & Services	57,251,686	—	—	57,251,686
Food & Staples Retailing	18,497,232	852,092	—	19,349,324
Food Products	23,632,567	—	—	23,632,567
Gas Utilities	30,086,881	—	—	30,086,881
Health Care Equipment & Supplies	64,071,433	—	—	64,071,433
Health Care Providers & Services	47,943,097	—	—	47,943,097
Health Care Technology	8,034,499	—	—	8,034,499
Hotels, Restaurants & Leisure	6,896,052	—	—	6,896,052
Household Durables	2,649,600	—	—	2,649,600
Household Products	31,405,088	—	—	31,405,088
Industrial Conglomerates	8,884,940	—	—	8,884,940
Insurance	43,159,612	—	—	43,159,612
IT Services	15,081,954	—	—	15,081,954
Leisure Equipment & Products	13,138,394	—	—	13,138,394
Life Sciences Tools & Services	11,385,091	—	—	11,385,091
Machinery	132,985,932	—	—	132,985,932
Metals & Mining	27,630,196	—	—	27,630,196
Office Electronics	9,468,891	—	—	9,468,891
Oil, Gas & Consumable Fuels	91,823,493	—	—	91,823,493
Professional Services	6,610,808	—	—	6,610,808
Road & Rail	3,241,030	—	—	3,241,030
Semiconductors & Semiconductor Equipment	12,239,237	—	—	12,239,237
Software	64,853,471	—	—	64,853,471

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$30,546,639	$—	$—	$30,546,639
Thrifts & Mortgage Finance	2,764,100	—	—	2,764,100
Trading Companies & Distributors	14,670,526	—	—	14,670,526
Water Utilities	6,216,210	—	—	6,216,210
Total Common Stock	1,038,348,647	852,092	—	1,039,200,739
Total Short Term Investments	—	46,171,000	—	46,171,000
Total Investments	$1,038,348,647	$47,023,092	$—	$1,085,371,739

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)		$1,085,371,739
Cash		345
Receivable for:
Fund shares sold		219,018
Interest and dividends		691,414

Total Assets		1,086,282,516
Liabilities
Payable for:
Securities purchased	$630,589
Fund shares redeemed	1,345,150
Foreign taxes	16,305
Accrued expenses:
Management fees	744,876
Distribution and service fees	37,656
Deferred directors’ fees	24,731
Other expenses	96,992

Total Liabilities		2,896,299

Net Assets		$1,083,386,217

Net assets consists of:
Paid in surplus		$1,185,166,205
Undistributed net investment income		3,551,817
Accumulated net realized losses		(277,707,283)
Unrealized appreciation on investments and foreign currency transactions		172,375,478

Net Assets		$1,083,386,217

Net Assets
Class A		$868,089,608
Class B		118,199,281
Class E		97,097,328
Capital Shares (Authorized) Outstanding
Class A (115,000,000)		72,064,785
Class B (20,000,000)		9,968,000
Class E (20,000,000)		8,150,563
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.05
Class B		11.86
Class E		11.91

(a)	Identified cost of investments was $912,997,096.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$12,760,189
Interest (b)		412,977

		13,173,166
Expenses
Management fees	$8,698,155
Distribution and service fees—Class B	305,357
Distribution and service fees—Class E	159,874
Directors’ fees and expenses	50,558
Custodian and accounting	84,461
Audit and tax services	35,763
Legal	12,346
Shareholder reporting	204,145
Insurance	9,988
Miscellaneous	17,903

Total expenses	9,578,550
Less broker commission recapture	(28,742)
Less management fee waivers	(125,000)	9,424,808

Net Investment Income		3,748,358

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(928,700)
Futures contracts	67,862
Foreign currency transactions	2,082	(858,756)

Net change in unrealized appreciation on:
Investments	45,532,106
Foreign currency transactions	571	45,532,677

Net realized and unrealized gain		44,673,921

Net Increase in Net Assets From Operations		$48,422,279

(a)	Net of foreign taxes of $99,143.
(b)	Includes net income on securities loaned of $408,541.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,748,358	$7,032,044
Net realized gain (loss)	(858,756)	39,960,605
Net change in unrealized appreciation	45,532,677	90,434,618

Increase in net assets from operations	48,422,279	137,427,267

From Distributions to Shareholders
Net investment income
Class A	(5,675,344)	(1,350,687)
Class B	(682,898)	(339,987)
Class E	(687,940)	(420,408)

Total distributions	(7,046,182)	(2,111,082)

Increase in net assets from capital share transactions	77,873,517	347,393,362

Total increase in net assets	119,249,614	482,709,547

Net Assets
Beginning of the period	964,136,603	481,427,056

End of the period	$1,083,386,217	$964,136,603

Undistributed Net Investment Income
End of the period	$3,551,817	$6,876,301

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	22,539,642	$284,434,841	40,773,994	$421,939,829
Reinvestments	451,858	5,675,344	130,627	1,350,687
Redemptions	(14,525,750)	(181,394,135)	(5,164,072)	(51,051,595)

Net increase	8,465,750	$108,716,050	35,740,549	$372,238,921

Class B
Sales	940,336	$11,036,076	683,788	$6,700,231
Reinvestments	55,117	682,898	33,299	339,987
Redemptions	(1,850,880)	(21,806,738)	(1,543,448)	(15,132,536)

Net decrease	(855,427)	$(10,087,764)	(826,361)	$(8,092,318)

Class E
Sales	479,176	$5,704,634	436,267	$4,308,475
Reinvestments	55,301	687,940	41,055	420,408
Redemptions	(2,272,449)	(27,147,343)	(2,170,427)	(21,482,124)

Net decrease	(1,737,972)	$(20,754,769)	(1,693,105)	$(16,753,241)

Increase derived from capital share transactions		$77,873,517		$347,393,362

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.47	$9.48	$8.48	$15.17	$17.74

Income (Loss) From Investment Operations
Net investment income (a)	0.05	0.11	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.62	1.93	1.03	(5.46)	(0.55)

Total from investment operations	0.67	2.04	1.09	(5.37)	(0.45)

Less Distributions
Distributions from net investment income	(0.09)	(0.05)	(0.09)	(0.07)	(0.05)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.25)	(2.07)

Total distributions	(0.09)	(0.05)	(0.09)	(1.32)	(2.12)

Net Asset Value, End of Period	$12.05	$11.47	$9.48	$8.48	$15.17

Total Return (%)	5.80	21.58	13.15	(38.40)	(3.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.89	0.94	0.89	0.88
Net ratio of expenses to average net assets (%) (b)	0.85	0.88	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.40	1.09	0.67	0.79	0.62
Portfolio turnover rate (%)	12	84	219	184	121
Net assets, end of period (in millions)	$868.09	$729.61	$264.01	$260.77	$509.33

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.30	$9.34	$8.35	$14.95	$17.51

Income (Loss) From Investment Operations
Net investment income (a)	0.02	0.06	0.03	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.61	1.93	1.03	(5.38)	(0.54)

Total from investment operations	0.63	1.99	1.06	(5.32)	(0.48)

Less Distributions
Distributions from net investment income	(0.07)	(0.03)	(0.07)	(0.03)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.25)	(2.07)

Total distributions	(0.07)	(0.03)	(0.07)	(1.28)	(2.08)

Net Asset Value, End of Period	$11.86	$11.30	$9.34	$8.35	$14.95

Total Return (%)	5.51	21.34	12.84	(38.55)	(3.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.14	1.19	1.14	1.13
Net ratio of expenses to average net assets (%) (b)	1.10	1.13	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.14	0.64	0.42	0.55	0.39
Portfolio turnover rate (%)	12	84	219	184	121
Net assets, end of period (in millions)	$118.20	$122.31	$108.81	$96.61	$171.14

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.35	$9.38	$8.39	$15.01	$17.58

Income (Loss) From Investment Operations
Net investment income (a)	0.03	0.07	0.04	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.60	1.94	1.03	(5.41)	(0.55)

Total from investment operations	0.63	2.01	1.07	(5.33)	(0.47)

Less Distributions
Distributions from net investment income	(0.07)	(0.04)	(0.08)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.25)	(2.07)

Total distributions	(0.07)	(0.04)	(0.08)	(1.29)	(2.10)

Net Asset Value, End of Period	$11.91	$11.35	$9.38	$8.39	$15.01

Total Return (%)	5.56	21.45	12.92	(38.50)	(3.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.04	1.09	1.04	1.03
Net ratio of expenses to average net assets (%) (b)	1.00	1.03	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.24	0.71	0.52	0.64	0.47
Portfolio turnover rate (%)	12	84	219	184	121
Net assets, end of period (in millions)	$97.10	$112.23	$108.61	$104.69	$207.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Genesis Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Fund had entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian was authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio received either cash or securities as collateral against the loaned securities. The Portfolio received collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must have been maintained for the duration of the loan. Cash collateral was generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day was less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower was required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equaled at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral was rebated to the borrower of the securities and the remainder was split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee was received from the borrower and was allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. The Portfolio suspended securities lending on July 1, 2011 and, as such, had no outstanding loans at December 31, 2011.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$8,698,155	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	First $	500 million

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$194,915,126	$0	$127,912,498

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $13,025,556.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 2, 2011, the Portfolio bought and closed $36,608,406 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $67,862 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-18

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$7,046,182	$2,111,082	$—	$—	$—	$—	$7,046,182	$2,111,082

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$3,576,547	$—	$172,363,119	$(276,494,888)	$(1,200,036)	$(101,755,258)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $942,487 and the accumulated long-term capital losses were $257,549. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$121,521,199	$154,973,689	$276,494,888

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-23

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-24

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-25

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-26

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-27

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-28

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

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Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned –8.24%, –8.40%, and –8.39%, respectively. The Portfolio’s benchmark, the MSCI World Index1 (the “Index”), returned –5.54%.

MARKET ENVIRONMENT/CONDITIONS

For the one-year period ended December 31, 2011, U.S. equities generally finished where they started the year or experienced slight losses. European equities largely finished the period in negative territory and developing markets generally fared the worst over the period, with most experiencing double-digit declines.

The reporting period began with a sense of market optimism over improving Gross Domestic Product (“GDP”) growth in Europe and the United States (“U.S.”), and equity markets in those regions generally experienced solid gains through the first four months of 2011. After strong gains in 2010, developing market equities generally started the year off lagging their developed counterparts due to concerns over slowing growth and rising inflation.

Market volatility across global equity markets grew over the second quarter of 2011 when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries that fiscal instability might spread to other parts of Europe. Concerns over the economic problems in other European countries intensified as did a sense of unease over the health of the European banking system. A natural disaster in Japan caused disruptions in supply chains in the Information Technology sector and the automotive industry. Previously high-flying economies such as Brazil, Australia, and India saw their GDP numbers cool off significantly as they struggled to keep their economies from heading into recession. In the U.S., the Federal Reserve’s (“Fed”) latest round of quantitative easing, labeled “QE2”, officially ended on June 30, adding to questions around what the Fed’s next move might be to help stimulate the U.S. economy. These developments, in addition to persistently high levels of U.S. unemployment and a depressed U.S. housing market, contributed to a weaker-than-expected estimate of U.S. GDP during the second quarter of the year.

Due to the sluggish economy and lowered expectations for future economic growth, global equities began a decline over the summer that intensified as the third quarter progressed. The markets priced in a renewed sense of pessimism that Europe might succumb to a double-dip recession and that the U.S. was headed for a prolonged period of disappointing growth. Uncertainty and market nervousness grew as a deal to raise the U.S. debt ceiling was not reached until shortly before the deadline. As a result of the intense political wrangling, the credit rating agency Standard & Poor’s took the unprecedented and controversial step of downgrading the debt of the U.S., a decision that the two other major U.S. credit rating agencies opted not to follow. These events, coupled with the high likelihood of a Greek default on its debt and worries that Italy might be next, sent stocks sharply lower over the third quarter of 2011.

In the fourth quarter, equity markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly, and consumer sentiment improved. Developing markets generally saw equity gains in the fourth quarter, but their performance continued to lag behind that of the developed markets. A decisive shift toward easier monetary policy in China and an interest rate cut by Brazil in late November for the third time since August, stimulated large gains in eurozone bond markets as yields fell in almost every country in the eurozone and also sparked a temporary rally in the global equity markets.

PORTFOLIO REVIEW/YEAR-END POSITIONING

During the trailing year, the Portfolio’s underperformance was largely the result of weaker relative stock selection versus the Index in the Information Technology sector. The Portfolio also had weaker relative performance than the Index in a few other sectors, including Energy and Financials. The Portfolio outperformed the Index in the Materials sector, where its underweight position to this weak performing sector of the Index benefited Portfolio performance.

Countries that detracted from relative Portfolio performance included the United States, Switzerland, Japan, and India. Countries that contributed to relative Portfolio performance versus the Index included Mexico, Spain, and Italy. In addition, the Portfolio did not have exposure to Australian or Canadian-based holdings this period, which benefited performance as these countries underperformed.

During the year, the top individual detractors from Portfolio performance included investment banking firms Credit Suisse Group AG (Financials) (Sweden); and Goldman Sachs Group, Inc. (Financials); Sony Corp. (Consumer Discretionary) (Japan); Siemens AG (Industrials) (Germany) Technologies, Juniper Networks, Inc. (Information Technology); and Infosys, Ltd. (Information Technology) (India). The market forecast a considerably more difficult business environment for the above companies, driving their stock prices lower, in addition to other specific challenges affecting these firms.

With a weakening global economy and a gloomy economic outlook, demand for the products of Information Technology companies was generally soft and revenues were generally lower. The market’s pessimistic outlook for Information Technology companies negatively affected the stock prices of Juniper Networks and Infosys, both of which faced challenges during the year in a more difficult business environment. The weakening economy in India and declining Indian stock market also adversely affected Infosys’s business. Similarly, Sony’s stock was hurt by weakening demand for television sets and rapidly falling television set prices, in addition to a weak Japanese economy and Japanese stock market.

Stocks of the leading investment banking houses generally did not perform well during the year, including the Portfolio’s investments in Credit Suisse and Goldman Sachs. These two holdings declined amid

MSF-1

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

market concern over global economic growth and the heightened possibility of a Greek default affecting these banks’ balance sheets should a contagion effect spread to Italy, Spain, and other countries, potentially threatening the overall health of the eurozone and European banking system. A more difficult and uncertain regulatory environment also resulted in market skittishness about stocks of investment banks.

Industrials conglomerate Siemens AG also hurt Portfolio performance. The German-based company announced plans to exit its nuclear power business, which drove its stock price lower.

During the year, top individual contributors to Portfolio performance included leading global fast-food retailer McDonald’s Corp. (Consumer Discretionary); health care provider Aetna, Inc. (Health Care); high-end apparel and accessories retailer Bulgari SpA (Consumer Discretionary) (Italy); aerospace and defense manufacturer European Aeronautic Defence & Space Co. (“EADS”) (Industrials) (Netherlands); soft drink distributor and producer Fomento Economico Mexicano S.A.B. de C.V. (“FEMSA”) (Consumer Staples) (Mexico); and internet service giant Google, Inc. (Information Technology).

Within Consumer Discretionary, fast food chain McDonald’s continued to post solid results, as it benefited from the popularity of its McCafe beverage line-up, breakfasts and its premium chicken sandwiches. Bulgari, a leading high-end luxury goods company, was acquired by LVMH Moet Hennessy Louis Vuitton S.A. during the first half of the year, which significantly benefited its stock price. We maintained a position in LVMH at year end.

Within the Health Care sector, managed health care firm Aetna, Inc. was a top contributor to Portfolio performance as fears over the new health care overhaul abated to a degree. During the year, the firm raised its 2011 forecast and reported earnings that beat Wall Street expectations.

Within Consumer Staples, Mexican beverage company FEMSA was a top contributor to performance. FEMSA owns and operates OXXO, the largest convenience store chain in Latin America. It controls Coca-Cola FEMSA, one of the largest independent Coca-Cola bottlers in the world. FEMSA also holds a stake in Heineken, with whom it cooperates closely in Latin America beer distribution. FEMSA’s profits grew at a healthy rate as modern retail formats continued to gain popularity in Mexico. Towards the end of the year, Coca-Cola FEMSA and Corporacion de los Angeles, S.A. de C.V. (Grupo CIMSA) merged their bottling operations, which also benefited FEMSA’s stock price.

Within Industrials, EADS, a leading manufacturer of products related to the aerospace and defense industry, continued to display impressive financial results, growing revenues and reducing the percentage of sales devoted to cost of goods sold.

At year end, relative to the Index, the Portfolio had significant overweight positions in the Information Technology and Consumer Discretionary sectors and also an overweight position in the Industrials sector. We continued to favor the Information Technology and Consumer Discretionary sectors, as we have done consistently in the past. We find that these sectors tend to house companies whose characteristics are generally ones that we seek when identifying companies in which to invest. The Portfolio had significant underweight positions within the Energy, Materials, Financials, Utilities, and Telecommunication Services sectors, with the largest underweights in Energy and Materials. On a country basis, the Portfolio had large relative overweight positions in Germany, France, Sweden, Mexico, Brazil, Switzerland, India, Netherlands, Taiwan, and Spain, along with substantial relative underweight positions primarily in the U.S., Canada, the U.K., Australia, and Hong Kong. While the Portfolio was underweight the U.S. relative to the Index, it had its largest allocation to that country on an absolute basis.

While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek growing businesses with promising competitive positions, regardless of where they’re located. We remain focused on uncovering such opportunities by investing in companies that we believe are capable of generating long-term, sustainable and superior growth. These companies seek to generate solid returns on invested capital that we believe is generally indicative of their ability to maintain a meaningful and sustainable competitive advantage. We place particular emphasis on the financial strength of companies with a strong focus on cash flow. In addition, we invest in companies where we believe management is not only highly capable, but also runs the company for the benefit of its shareholders.

Rajeev Bhaman, CFA

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	-8.24	-1.01	5.09	—
Class B	-8.40	-1.28	—	4.71
Class E	-8.39	-1.18	4.94	—
MSCI World Index	-5.54	-2.37	3.62	—

1 The MSCI World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 4/26/04, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
LM Ericsson Telephone Co. (Class B)	4.0
eBay, Inc.	3.2
Siemens AG	2.6
McDonald’s Corp.	2.2
Altera Corp.	2.2
Intuit, Inc.	2.1
SAP AG	2.1
WellPoint, Inc.	1.9
Colgate-Palmolive Co.	1.9
EADS NV	1.9

Top Countries

% of Net Assets
United States	41.4
Germany	9.6
Japan	9.3
Sweden	6.6
France	5.7
Switzerland	4.7
Brazil	4.1
Mexico	3.5
United Kingdom	3.0
Spain	2.7

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.63%	$1,000.00	$852.90	$2.94
	Hypothetical*	0.63%	$1,000.00	$1,021.99	$3.21

Class B	Actual	0.88%	$1,000.00	$851.70	$4.11
	Hypothetical*	0.88%	$1,000.00	$1,020.72	$4.48

Class E	Actual	0.78%	$1,000.00	$851.80	$3.64
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—97.7% of Net Assets

Security Description	Shares	Value*

Argentina—0.2%
YPF S.A. (ADR)	44,170	$1,531,815

Brazil—4.1%
All America Latina Logistica S.A.	194,700	970,760
BM&F Bovespa S.A.	1,165,600	6,124,048
Companhia de Bebidas das Americas (ADR)	231,550	8,356,639
Embraer S.A. (ADR)	236,320	5,959,990
Itau Unibanco Holding S.A. (ADR)	151,310	2,808,314
Multiplus S.A.	67,500	1,167,069

		25,386,820

Denmark—0.6%
Carlsberg A/S (Class B)	53,257	3,769,752

Finland—0.7%
Fortum Oyj	210,070	4,479,432

France—5.7%
LVMH Moet Hennessy Louis Vuitton S.A.	74,591	10,532,561
PPR S.A.	38,520	5,521,220
Société Générale S.A.	76,054	1,691,726
Technip S.A.	110,570	10,357,351
Total S.A.	144,868	7,410,771

		35,513,629

Germany—8.0%
Allianz SE	83,694	8,016,614
Bayer AG	118,697	7,605,621
Linde AG	32,364	4,825,412
SAP AG	241,925	12,820,028
Siemens AG	171,773	16,465,276

		49,732,951

India—2.0%
DLF, Ltd.	635,459	2,186,117
Infosys Technologies, Ltd.	149,265	7,748,761
Wire & Wireless India, Ltd. (a)	570,457	63,259
Zee Entertainment Enterprises, Ltd.	1,050,767	2,335,592
Zee Learn, Ltd. (a)	129,073	29,039

		12,362,768

Italy—1.5%
Lottomatica S.p.A.	145,986	2,189,603
Prysmian S.p.A.	182,111	2,255,611
Tod’s S.p.A. (b)	60,898	4,963,139

		9,408,353

Japan—9.3%
Fanuc, Ltd.	30,900	4,721,833
Hoya Corp.	183,500	3,946,161
KDDI Corp. (b)	1,280	8,237,771
Keyence Corp.	25,400	6,117,147
Kyocera Corp.	44,400	3,564,433
Mitsubishi Tanabe Pharma Corp.	215,700	3,410,275
Murata Manufacturing Co., Ltd. (b)	140,700	7,217,387

Security Description	Shares	Value*

Japan—(Continued)
Nidec Corp. (b)	55,700	$4,833,291
Nintendo Co., Ltd.	16,300	2,246,483
Sony Corp.	199,228	3,589,565
Sumitomo Mitsui Financial Group, Inc.	174,900	4,864,658
The Dai-ichi Life Insurance Co., Ltd. (b)	5,700	5,593,739

		58,342,743

Mexico—3.5%
Fomento Economico Mexicano S.A.B. de C.V. (b)	1,478,292	10,332,254
Grupo Modelo S.A.B. de C.V.	622,909	3,928,293
Grupo Televisa S.A.B. (ADR)	355,280	7,482,197

		21,742,744

Netherlands—2.6%
EADS NV	372,537	11,616,041
Koninklijke Philips Electronics NV	224,031	4,705,208

		16,321,249

South Korea—0.6%
E-Mart Co., Ltd. (a)	16,416	3,978,008

Spain—2.7%
BBVA S.A. (b)	896,744	7,724,538
Inditex S.A.	115,312	9,442,446

		17,166,984

Sweden—6.6%
Assa Abloy AB (Series B)	400,240	10,032,709
Investor AB (b)	334,166	6,215,292
LM Ericsson Telephone Co. (Class B)	2,439,880	24,807,035

		41,055,036

Switzerland—4.7%
Credit Suisse Group AG	335,519	7,886,902
Nestle S.A.	136,702	7,862,677
Roche Holding AG	27,787	4,707,791
UBS AG	726,547	8,645,787

		29,103,157

Taiwan—1.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,057,498	7,646,135

United Kingdom—3.0%
Kingfisher plc	505,480	1,965,871
Prudential plc	699,412	6,894,092
Unilever plc	301,727	10,131,476

		18,991,439

United States—40.7%
3M Co.	104,990	8,580,833
Abercrombie & Fitch Co. (Class A)	22,980	1,122,343
Adobe Systems, Inc. (a)	264,920	7,489,288
Aetna, Inc.	275,010	11,602,672

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

United States—(Continued)
Aflac, Inc.	128,750	$5,569,725
Allergan, Inc.	27,390	2,403,199
Altera Corp.	377,790	14,016,009
Amgen, Inc.	94,610	6,074,908
Amylin Pharmaceuticals, Inc. (a)	294,120	3,347,086
Automatic Data Processing, Inc.	112,390	6,070,184
Carnival Corp.	296,330	9,672,211
Colgate-Palmolive Co.	125,970	11,638,368
Corning, Inc.	370,350	4,807,143
eBay, Inc. (a)	657,730	19,948,951
Emerson Electric Co.	118,950	5,541,881
Fidelity National Financial, Inc.	218,700	3,483,891
Gilead Sciences, Inc. (a)	78,360	3,207,275
Google, Inc. (Class A) (a)	13,430	8,674,437
Intuit, Inc.	254,670	13,393,095
Juniper Networks, Inc. (a)	338,380	6,906,336
Maxim Integrated Products, Inc.	380,770	9,915,251
McDonald’s Corp.	140,230	14,069,276
Microsoft Corp.	375,420	9,745,903
The Goldman Sachs Group, Inc.	69,070	6,246,000
The McGraw-Hill Cos., Inc.	169,670	7,630,060
The Walt Disney Co.	288,290	10,810,875
Theravance, Inc. (a)	153,620	3,395,002
Tiffany & Co.	171,720	11,378,167
Transocean, Ltd. (a)	133,318	5,118,078
WellPoint, Inc.	175,920	11,654,700
XL Group plc	185,360	3,664,567
Zimmer Holdings, Inc. (a)	143,870	7,685,535

		254,863,249

Total Common Stock (Identified Cost $599,165,918)		611,396,264

Preferred Stock—1.6%

Germany—1.6%
Bayerische Motoren Werke AG	206,882	9,808,014

Total Preferred Stock (Identified Cost $7,879,899)		9,808,014

Short Term Investments—3.8%
Security Description	Shares/Par Amount	Value*

United States—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $3,053,003 on 01/03/12, collateralized by $3,115,000 Federal National Mortgage Association 1.000% due 12/05/14 with a value of $3,118,894	$3,053,000	$3,053,000
State Street Navigator Securities Lending Prime Portfolio (c)	20,605,745	20,605,745

Total Short Term Investments (Identified Cost $23,658,745)		23,658,745

Total Investments—103.1% (Identified Cost $630,704,562) (d)		644,863,023
Liabilities in excess of other assets		(19,138,110)

Net Assets—100.0%		$625,724,913

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $19,770,356 and the collateral received consisted of cash in the amount of $20,605,745. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $637,600,476. The aggregate unrealized appreciation and depreciation of investments was $89,783,011 and $(82,520,464), respectively, resulting in net unrealized appreciation of $7,262,547 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2011 (unaudited)	% of Net Assets
Software	7.3%
Semiconductors & Semiconductor Equipment	6.2%
Insurance	5.3%
Communications Equipment	5.1%
Internet Software & Services	4.6%
Media	4.5%
Beverages	4.2%
Hotels, Restaurants & Leisure	4.1%
Industrial Conglomerates	4.0%
Specialty Retail	3.8%

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$1,531,815	$—	$—	$1,531,815
Brazil	25,386,820	—	—	25,386,820
Denmark	—	3,769,752	—	3,769,752
Finland	—	4,479,432	—	4,479,432
France	—	35,513,629	—	35,513,629
Germany	—	49,732,951	—	49,732,951
India	—	12,362,768	—	12,362,768
Italy	—	9,408,353	—	9,408,353
Japan	—	58,342,743	—	58,342,743
Mexico	21,742,744	—	—	21,742,744
Netherlands	—	16,321,249	—	16,321,249
South Korea	—	3,978,008	—	3,978,008
Spain	—	17,166,984	—	17,166,984
Sweden	—	41,055,036	—	41,055,036
Switzerland	—	29,103,157	—	29,103,157
Taiwan	—	7,646,135	—	7,646,135
United Kingdom	—	18,991,439	—	18,991,439
United States	254,863,249	—	—	254,863,249
Total Common Stock	303,524,628	307,871,636	—	611,396,264
Preferred Stock
Germany	—	9,808,014	—	9,808,014
Short Term Investments
United States	20,605,745	3,053,000	—	23,658,745
Total Investments	$324,130,373	$320,732,650	$—	$644,863,023

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2010	$80,391
Transfers into Level 3	0
Transfers out of Level 3	(80,391)
Accrued discounts/premiums	0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Security purchases	0
Security sales	0
Balance as of December 31, 2011	$0

Common stock was transferred out of level 3 because the security began trading which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$644,863,023
Cash		145
Cash denominated in foreign currencies (c)		1,027,357
Receivable for:
Securities sold		313,100
Fund shares sold		119,605
Interest and dividends		412,603
Foreign taxes		389,447

Total Assets		647,125,280
Liabilities
Payable for:
Fund shares redeemed	$312,501
Foreign taxes	743
Collateral for securities loaned	20,605,745
Accrued expenses:
Management fees	283,214
Distribution and service fees	51,793
Deferred directors’ fees	24,731
Other expenses	121,640

Total Liabilities		21,400,367

Net Assets		$625,724,913

Net assets consists of:
Paid in surplus		$685,120,321
Undistributed net investment income		5,680,197
Accumulated net realized losses		(79,147,819)
Unrealized appreciation on investments and foreign currency transactions		14,072,214

Net Assets		$625,724,913

Net Assets
Class A		$378,578,825
Class B		236,121,224
Class E		11,024,864
Capital Shares (Authorized) Outstanding
Class A (55,000,000)		27,217,673
Class B (30,000,000)		17,067,114
Class E (5,000,000)		795,791
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.91
Class B		13.83
Class E		13.85

(a)	Identified cost of investments was $630,704,562.
(b)	Includes securities on loan with a value of $19,770,356.
(c)	Identified cost of cash denominated in foreign currencies was $1,146,285.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$15,564,302
Interest (b)		649,863

		16,214,165
Expenses
Management fees	$3,733,181
Distribution and service fees—Class B	655,200
Distribution and service fees—Class E	20,025
Directors’ fees and expenses	50,558
Custodian and accounting	378,039
Audit and tax services	47,228
Legal	8,220
Shareholder reporting	123,184
Insurance	7,385
Miscellaneous	43,006

Total expenses		5,066,026

Net Investment Income		11,148,139

Net Realized and Unrealized Loss
Net realized loss on:
Investments (c)	(7,019,302)
Foreign currency transactions	(442,948)	(7,462,250)

Net change in unrealized depreciation on:
Investments (d)	(60,152,495)
Foreign currency transactions	(181,492)	(60,333,987)

Net realized and unrealized loss		(67,796,237)

Net Decrease in Net Assets From Operations		$(56,648,098)

(a)	Net of foreign taxes of $1,311,907.
(b)	Includes net income on securities loaned of $649,169.
(c)	Includes foreign capital gains tax of $(15,479).
(d)	Includes change in foreign capital gains tax of $178.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,148,139	$9,388,827
Net realized (loss)	(7,462,250)	(14,463,278)
Net change in unrealized appreciation (depreciation)	(60,333,987)	109,076,994

Increase (decrease) in net assets from operations	(56,648,098)	104,002,543

From Distributions to Shareholders
Net investment income
Class A	(8,730,501)	(6,911,023)
Class B	(4,656,178)	(3,116,554)
Class E	(253,440)	(203,520)

Total distributions	(13,640,119)	(10,231,097)

Decrease in net assets from capital share transactions	(42,905,541)	(46,854,177)

Total increase (decrease) in net assets	(113,193,758)	46,917,269

Net Assets
Beginning of the period	738,918,671	692,001,402

End of the period	$625,724,913	$738,918,671

Undistributed Net Investment Income
End of the period	$5,680,197	$8,267,945

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,021,434	$15,450,588	949,236	$13,066,375
Reinvestments	537,262	8,730,501	483,626	6,911,023
Redemptions	(4,062,101)	(61,435,297)	(5,220,992)	(71,558,633)

Net decrease	(2,503,405)	$(37,254,208)	(3,788,130)	$(51,581,235)

Class B
Sales	2,976,805	$44,720,657	3,247,326	$44,824,699
Reinvestments	287,596	4,656,178	218,706	3,116,554
Redemptions	(3,477,960)	(52,672,765)	(3,016,065)	(41,468,815)

Net increase (decrease)	(213,559)	$(3,295,930)	449,967	$6,472,438

Class E
Sales	101,709	$1,605,456	165,635	$2,276,002
Reinvestments	15,645	253,440	14,282	203,520
Redemptions	(270,763)	(4,214,299)	(308,647)	(4,224,902)

Net decrease	(153,409)	$(2,355,403)	(128,730)	$(1,745,380)

Decrease derived from capital share transactions		$(42,905,541)		$(46,854,177)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.44	$13.48	$9.90	$17.50	$16.86

Income (Loss) From Investment Operations
Net investment income (a)	0.25	0.20	0.19	0.30	0.21
Net realized and unrealized gain (loss) on investments	(1.48)	1.97	3.68	(7.06)	0.89

Total from investment operations	(1.23)	2.17	3.87	(6.76)	1.10

Less Distributions
Distributions from net investment income	(0.30)	(0.21)	(0.29)	(0.31)	(0.20)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.53)	(0.26)

Total distributions	(0.30)	(0.21)	(0.29)	(0.84)	(0.46)

Net Asset Value, End of Period	$13.91	$15.44	$13.48	$9.90	$17.50

Total Return (%)	(8.24)	16.23	40.31	(40.37)	6.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	0.61	0.64	0.61	0.61
Ratio of net investment income to average net assets (%)	1.65	1.45	1.68	2.16	1.19
Portfolio turnover rate (%)	12	18	14	20	17
Net assets, end of period (in millions)	$378.58	$458.83	$451.64	$349.03	$653.91

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.36	$13.42	$9.86	$17.44	$16.81

Income (Loss) From Investment Operations
Net investment income (a)	0.21	0.16	0.16	0.26	0.16
Net realized and unrealized gain (loss) on investments	(1.47)	1.96	3.66	(7.04)	0.89

Total from investment operations	(1.26)	2.12	3.82	(6.78)	1.05

Less Distributions
Distributions from net investment income	(0.27)	(0.18)	(0.26)	(0.27)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.53)	(0.26)

Total distributions	(0.27)	(0.18)	(0.26)	(0.80)	(0.42)

Net Asset Value, End of Period	$13.83	$15.36	$13.42	$9.86	$17.44

Total Return (%)	(8.40)	15.93	39.80	(40.56)	6.26

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.86	0.89	0.86	0.86
Ratio of net investment income to average net assets (%)	1.40	1.19	1.42	1.91	0.94
Portfolio turnover rate (%)	12	18	14	20	17
Net assets, end of period (in millions)	$236.12	$265.48	$225.88	$166.05	$285.12

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.38	$13.43	$9.86	$17.44	$16.81

Income (Loss) From Investment Operations
Net investment income (a)	0.23	0.18	0.17	0.28	0.18
Net realized and unrealized gain (loss) on investments	(1.48)	1.96	3.67	(7.05)	0.88

Total from investment operations	(1.25)	2.14	3.84	(6.77)	1.06

Less Distributions
Distributions from net investment income	(0.28)	(0.19)	(0.27)	(0.28)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.53)	(0.26)

Total distributions	(0.28)	(0.19)	(0.27)	(0.81)	(0.43)

Net Asset Value, End of Period	$13.85	$15.38	$13.43	$9.86	$17.44

Total Return (%)	(8.39)	16.08	40.07	(40.49)	6.31

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.76	0.79	0.76	0.76
Ratio of net investment income to average net assets (%)	1.51	1.30	1.54	2.01	1.04
Portfolio turnover rate (%)	12	18	14	20	17
Net assets, end of period (in millions)	$11.02	$14.60	$14.48	$11.16	$24.79

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$3,733,181	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$87,688,349	$0	$126,798,124

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $349,878 in sales of investments which is included in the $126,798,124.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$13,640,119	$10,231,097	$—	$—	$—	$—	$13,640,119	$10,231,097

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,995,955	$—	$7,176,300	$(68,143,676)	$(8,399,256)	$(59,370,677)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $2,686,901 and the accumulated long-term capital losses were $5,712,355. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$36,289,723	$17,775,110	$68,143,676

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-17

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-22

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-23

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-24

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-25

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Russell 2000® Index Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned -4.10%, -4.29%, -4.16%, and -4.33%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -4.18%.

MARKET ENVIRONMENT/CONDITIONS

During 2011, the stock market experienced high levels of volatility caused by investors reacting to major global events. These significant global events included the earthquake in Japan whose aftermath greatly impacted the Asian economy; fear of a Greek sovereign debt default; geopolitical unrest and military tension throughout the Middle East and North Africa; and worries that the contagion from the European sovereign debt crisis would spread causing a global recession. In the U.S., major concerns affecting investor sentiment included the government’s inability to compromise on a solution for decreasing the U.S. budget deficit; the failure of President Obama and Congress to reach a deal on the debt ceiling; and Standard & Poor’s downgrade of U.S. sovereign debt from AAA to AA+. However, by the end of the year, equities recovered from their September lows, as Eurozone leaders and the European Central Bank continued to address the European debt crisis. Other factors which had a positive impact on the market included better than expected corporate earnings, improved macroeconomic data, increased share buybacks, and a rise in merger and acquisition activity. Also, the U.S. unemployment rate dropped to 8.5% in December 2011, the lowest level since March 2009.

During the year, the Federal Open Market Committee (FOMC) met eight times and decided to keep the target range for the Federal Funds Rate between zero and 0.25% each time. The FOMC acknowledged that strains in global financial markets will continue to pose significant downside risks to the economy. The FOMC also said future economic conditions are likely to warrant exceptionally low levels for the Federal Funds Rate through mid-2013.

Three of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Utilities (3.8% beginning weight in the benchmark), which increased by 10.6%, was the best-performing sector and provided the largest positive impact on the benchmark’s one-year return. The second and third best performers were Consumer Staples (2.7% beginning weight) which increased by 5.0%, and Health Care (12.4% beginning weight) which was up 1.8%. Materials (8.1% beginning weight) was the worst-performing sector, down 9.0%. Only exhibiting slightly better performance than Materials was the Information Technology sector (16.7% beginning weight) which decreased 8.5% and Consumer Discretionary sector (15.1% beginning weight) whose performance was down 7.3%.

The stocks with the largest positive impact on the benchmark return for the year were Questcor Pharmaceuticals, up 182.3%; Pharmasset, up 146.4%; and Healthspring, up 105.6%. The stocks with the largest negative impact were MF Global Holdings, down 97.0%; Meritor, down 74.1%; and Hecla Mining, down 53.4%.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impacted tracking error during the year included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	-4.10	0.09	5.41	—
Class B	-4.29	-0.15	5.15	—
Class E	-4.16	-0.05	5.27	—
Class G	-4.33	—	—	19.40
Russell 2000 Index	-4.18	0.15	5.62	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.8
Healthspring, Inc.	0.3
SuccessFactors, Inc.	0.3
Netlogic Microsystems, Inc.	0.3
Clean Harbors, Inc.	0.3
World Fuel Services Corp.	0.3
Jack Henry & Associates, Inc.	0.3
American Campus Communities, Inc.	0.3
Signature Bank	0.3
Salix Pharmaceuticals, Ltd.	0.3

Top Sectors

% of Net Assets

Financials	21.4
Information Technology	16.2
Industrials	15.2
Consumer Discretionary	12.6
Health Care	12.2
Energy	6.2
Materials	4.3
Consumer Staples	3.5
Utilities	3.5
Telecommunications	0.8

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.32%	$1,000.00	$903.00	$1.53
	Hypothetical*	0.32%	$1,000.00	$1,023.58	$1.63

Class B(a)	Actual	0.57%	$1,000.00	$901.40	$2.73
	Hypothetical*	0.57%	$1,000.00	$1,022.30	$2.91

Class E(a)	Actual	0.47%	$1,000.00	$902.60	$2.25
	Hypothetical*	0.47%	$1,000.00	$1,022.81	$2.40

Class G(a)	Actual	0.62%	$1,000.00	$901.90	$2.97
	Hypothetical*	0.62%	$1,000.00	$1,022.05	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—95.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.8%
AAR Corp. (a)	20,590	$394,710
AeroVironment, Inc. (b)	8,967	282,191
American Science & Engineering, Inc. (a)	4,769	324,817
Astronics Corp. (b)	5,318	190,438
Ceradyne, Inc. (b)	13,664	365,922
Cubic Corp.	8,470	369,207
Curtiss-Wright Corp.	24,567	867,952
DigitalGlobe, Inc. (b)	18,262	312,463
Ducommun, Inc. (a)	5,852	74,613
Esterline Technologies Corp. (b)	15,964	893,505
GenCorp, Inc. (a) (b)	29,383	156,318
GeoEye, Inc. (a) (b)	11,850	263,307
HEICO Corp. (Class B) (a)	21,740	1,271,355
Hexcel Corp. (b)	51,904	1,256,595
Kratos Defense & Security Solutions, Inc. ( b)	16,708	99,747
LMI Aerospace, Inc. (b)	5,223	91,664
Moog, Inc. (b)	23,663	1,039,516
Orbital Sciences Corp. (b)	29,768	432,529
Taser International, Inc. (a) (b)	34,479	176,532
Teledyne Technologies, Inc. (b)	19,150	1,050,377
The KEYW Holding Corp. (a) (b)	9,548	70,655
Triumph Group, Inc. (a)	19,558	1,143,165

		11,127,578

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (b)	29,240	138,013
Atlas Air Worldwide Holdings, Inc. (a) (b)	13,822	531,179
Forward Air Corp.	15,560	498,698
HUB Group, Inc. (b)	20,000	648,600
Pacer International, Inc. (a) (b)	21,625	115,694
Park-Ohio Holdings Corp. (b)	4,748	84,704

		2,016,888

Airlines—0.6%
Alaska Air Group, Inc. (b)	18,955	1,423,331
Allegiant Travel Co. (a) (b)	8,227	438,828
Hawaiian Holdings, Inc. (b)	26,730	155,034
JetBlue Airways Corp. (a) (b)	131,143	681,943
Republic Airways Holdings, Inc. (a) (b)	25,789	88,456
Skywest, Inc. (a)	29,720	374,175
Spirit Airlines, Inc. (b)	8,076	125,986
US Airways Group, Inc. (b)	91,224	462,506

		3,750,259

Auto Components—0.7%
American Axle & Manufacturing Holdings, Inc. (a) (b)	34,595	342,145
Amerigon, Inc. (a) (b)	11,793	168,168
Cooper Tire & Rubber Co. (a)	32,939	461,475
Dana Holding Corp. (b)	80,992	984,053
Dorman Products, Inc. (a) (b)	6,387	235,872
Drew Industries, Inc. (a) (b)	10,366	254,278
Exide Technologies (a) (b)	40,883	107,522
Fuel Systems Solutions, Inc. (b)	10,881	179,428
Modine Manufacturing Co. (a) (b)	24,735	233,993
Spartan Motors, Inc.	19,530	93,939

Auto Components—(Continued)
Standard Motor Products, Inc.	9,638	$193,242
Stoneridge, Inc. (b)	13,705	115,533
Superior Industries International, Inc. (a)	12,615	208,652
Tenneco, Inc. (b)	31,602	941,108

		4,519,408

Automobiles—0.0%
Winnebago Industries, Inc. (a) (b)	16,165	119,298

Beverages—0.2%
Boston Beer Co., Inc. (a) (b)	4,408	478,533
Central European Distribution Corp. (b)	37,681	164,854
Coca-Cola Bottling Co. Consolidated (a)	2,376	139,115
Heckmann Corp. (a) (b)	53,814	357,863
National Beverage Corp. (a)	7,440	119,561

		1,259,926

Biotechnology—3.5%
Achillion Pharmaceuticals, Inc. (a) (b)	26,797	204,193
Acorda Therapeutics, Inc. (b)	22,989	548,058
Affymax, Inc. (a) (b)	18,334	121,188
Alkermes plc (b)	49,955	867,219
Alnylam Pharmaceuticals, Inc. (a) (b)	19,999	162,992
AMAG Pharmaceuticals, Inc. (b)	11,699	221,228
Anthera Pharmaceuticals, Inc. (b)	12,690	77,917
Arena Pharmaceuticals, Incm. (a) (b)	83,247	155,672
Ariad Pharmaceuticals, Inc. (b)	69,369	849,770
Arqule, Inc. (b)	35,954	202,781
Array Biopharma, Inc. (a) (b)	29,351	63,398
AVEO Pharmaceuticals, Inc. (a) (b)	16,182	278,330
Cell Therapeutics, Inc. (a) (b)	86,823	100,715
Celldex Therapeutics, Inc. (b)	26,835	69,771
Cepheid, Inc. (a) (b)	32,722	1,125,964
Chelsea Therapeutics International, Inc. (b)	27,865	142,947
Clovis Oncology, Inc. (a) (b)	7,994	112,635
Codexis, Inc. (b)	14,985	79,421
Cubist Pharmaceuticals, Inc. (a) (b)	31,790	1,259,520
Curis, Inc. (a) (b)	44,220	206,950
Dyax Corp. (a) (b)	51,208	69,643
Dynavax Technologies Corp. (a) (b)	84,035	278,996
Emergent Biosolutions, Inc. (b)	13,410	225,824
Enzon Pharmaceuticals, Inc. (a) (b)	19,420	130,114
Exact Sciences Corp. (a) (b)	31,045	252,085
Exelixis, Inc. (a) (b)	67,947	321,729
Genomic Health, Inc. (a) (b)	8,810	223,686
Geron Corp. (a) (b)	65,936	97,585
Halozyme Therapeutics, Inc. (a) (b)	42,185	401,179
Idenix Pharmaceuticals, Inc. (b)	30,608	227,877
Immunogen, Inc. (a) (b)	40,319	466,894
Immunomedics, Inc. (a) (b)	39,907	132,890
Incyte Corp., Ltd. (a) (b)	47,645	715,151
Infinity Pharmaceuticals, Inc. (b)	9,903	87,543
Inhibitex, Inc. (b)	34,231	374,487
InterMune, Inc. (b)	28,861	363,649
Ironwood Pharmaceuticals, Inc. (a) (b)	26,136	312,848
Isis Pharmaceuticals, Inc. (b)	53,285	384,185

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Keryx Biopharmaceuticals, Inc. (a) (b)	39,395	$99,669
Lexicon Pharmaceuticals, Inc. (a) (b)	88,070	113,610
Ligand Pharmaceuticals, Inc. (a) (b)	10,985	130,392
MannKind Corp. (a) (b)	36,461	91,153
Maxygen, Inc. (a) (b)	18,784	105,754
Medivation, Inc. (b)	17,516	807,663
Metabolix, Inc. (a) (b)	14,556	66,230
Micromet, Inc. (a) (b)	48,694	350,110
Momenta Pharmaceuticals, Inc. (b)	23,710	412,317
Neurocrine Biosciences, Inc. (a) (b)	28,871	245,403
Novavax, Inc. (a) (b)	51,018	64,283
NPS Pharmaceuticals, Inc. (b)	51,185	337,309
Nymox Pharmaceutical Corp. (b)	9,748	80,129
Oncothyreon, Inc. (a) (b)	21,552	163,364
Onyx Pharmaceuticals, Inc. (b)	33,365	1,466,392
Opko Health, Inc. (a) (b)	59,324	290,688
PDL BioPharma, Inc.	75,107	465,663
Pharmacyclics, Inc. (a) (b)	23,717	351,486
Progenics Pharmaceuticals, Inc. (a) (b)	12,976	110,815
Raptor Pharmaceutical Corp. (a) (b)	26,716	167,242
Rigel Pharmaceuticals, Inc. (a) (b)	35,533	280,355
Sangamo Biosciences, Inc. (a) (b)	24,849	70,571
Savient Pharmaceuticals, Inc. (a) (b)	35,468	79,094
Sciclone Pharmaceuticals, Inc. (b)	21,822	93,616
Seattle Genetics, Inc. (a) (b)	50,527	844,559
Spectrum Pharmaceuticals, Inc. (b)	30,932	452,535
Targacept, Inc. (a) (b)	15,091	84,057
Theravance, Inc. (a) (b)	38,529	851,491
Vanda Pharmaceuticals, Inc. (b)	15,676	74,618
Vical, Inc. (a) (b)	40,691	179,447
Ziopharm Oncology, Inc. (a) (b)	33,535	147,889

		20,994,938

Building Products—0.7%
A.O. Smith Corp. (a)	21,163	849,060
AAON, Inc. (a)	10,242	209,859
Ameresco, Inc. (a) (b)	9,152	125,565
Apogee Enterprises, Inc. (a)	13,569	166,356
Gibraltar Industries, Inc. (a) (b)	14,856	207,390
Griffon Corp. (b)	24,495	223,639
Insteel Industries, Inc. (a)	9,958	109,438
NCI Building Systems, Inc. (b)	10,596	115,179
Quanex Building Products Corp.	20,789	312,251
Simpson Manufacturing Co., Inc.	22,212	747,656
Trex Co., Inc. (a) (b)	8,855	202,868
Universal Forest Products, Inc. (a)	10,498	324,073
USG Corp. (a) (b)	37,000	375,920

		3,969,254

Capital Markets—1.8%
Apollo Investment Corp.	103,707	667,873
Arlington Asset Investment Corp.	3,810	81,267
Artio Global Investors, Inc.	15,576	76,011
BGC Partners, Inc.	40,526	240,724
BlackRock Kelso Capital Corp. (a)	38,057	310,545
Calamos Asset Management, Inc. (a)	11,175	139,799

Capital Markets—(Continued)
Capital Southwest Corp.	1,383	$112,784
Cohen & Steers, Inc. (a)	9,693	280,128
Cowen Group, Inc. (a) (b)	41,897	108,513
Diamond Hill Investment Group, Inc. (a) (b)	1,546	114,373
Duff & Phelps Corp.	14,889	215,890
Edelman Financial Group, Inc. (a)	12,429	81,659
Epoch Holding Corp. (a)	7,781	172,972
Evercore Partners, Inc.	12,657	336,929
Fifth Street Finance Corp. (a)	42,004	401,978
Financial Engines, Inc. (a) (b)	19,844	443,117
FXCM, Inc. (a)	12,607	122,918
GAMCO Investors, Inc.	3,845	167,219
GFI Group, Inc. (a)	37,777	155,641
Gladstone Capital Corp. (a)	12,173	92,880
Gladstone Investment Corp.	14,338	104,237
Golub Capital BDC, Inc. (a)	5,309	82,289
Hercules Technology Growth Capital, Inc. (a)	23,775	224,436
HFF, Inc. (b)	15,042	155,384
ICG Group, Inc. (b)	20,148	155,543
International FCStone, Inc. (b)	7,668	180,735
Investment Technology Group, Inc. (b)	23,464	253,646
KBW, Inc. (b)	19,039	289,012
Knight Capital Group, Inc. (a) (b)	54,243	641,152
Kohlberg Capital Corp.	9,904	62,494
Ladenburg Thalmann Financial Services, Inc. (b)	55,150	136,772
Main Street Capital Corp.	12,423	263,865
Manning & Napier, Inc. (b)	8,917	111,373
MCG Capital Corp. (b)	47,755	190,542
Medallion Financial Corp. (a)	7,820	88,992
MVC Capital, Inc. (a)	13,488	156,326
NGP Capital Resources Co.	13,570	97,568
Oppenheimer Holdings, Inc. (a)	5,749	92,559
PennantPark Investment Corp. (a)	24,137	243,542
Piper Jaffray Cos. (b)	8,439	170,468
Prospect Capital Corp. (a)	56,304	523,064
Safeguard Scientifics, Inc. (a) (b)	11,857	187,222
Solar Capital, Ltd. (a)	18,901	417,523
Solar Senior Capital, Ltd.	4,493	70,765
Stifel Financial Corp. (b)	29,533	946,533
SWS Group, Inc.	16,722	114,880
TICC Capital Corp. (a)	17,497	151,349
Triangle Capital Corp.	13,996	267,604
Virtus Investment Partners, Inc. (b)	2,869	218,073
Westwood Holdings Group, Inc. (a)	3,352	122,516

		11,043,684

Chemicals—2.0%
A. Schulman, Inc. (a)	16,210	343,328
American Vanguard Corp. (a)	11,536	153,890
Balchem Corp. (a)	15,297	620,140
Calgon Carbon Corp. (b)	30,355	476,877
Chemtura Corp. (b)	49,895	565,809
Ferro Corp. (a) (b)	46,359	226,696
Flotek Industries, Inc. (a) (b)	25,871	257,675
FutureFuel Corp. (a)	9,675	120,164
Georgia Gulf Corp. (a) (b)	18,309	356,842

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—(Continued)
H.B. Fuller Co.	25,868	$597,810
Hawkins, Inc.	4,778	176,117
Innophos Holdings, Inc. (a)	11,603	563,442
Innospec, Inc.	12,490	350,594
KMG Chemicals, Inc.	4,207	72,655
Koppers Holdings, Inc. (a)	11,124	382,221
Kraton Performance Polymers, Inc. (b)	16,524	335,437
Landec Corp. (a) (b)	16,296	89,954
LSB Industries, Inc. (a) (b)	11,184	313,488
Minerals Technologies, Inc.	9,780	552,863
NewMarket Corp. (a)	4,720	935,079
Olin Corp.	41,593	817,302
OM Group, Inc. (b)	16,641	372,592
Omnova Solutions, Inc. (b)	24,497	112,931
PolyOne Corp. (b)	49,970	577,154
Quaker Chemical Corp. (a)	6,591	256,324
Senomyx, Inc. (a) (b)	21,884	76,156
Sensient Technologies Corp. (a)	26,602	1,008,216
Spartech Corp. (b)	18,090	85,566
Stepan Co.	4,879	391,101
STR Holdings, Inc. (b)	15,387	126,635
TPC Group, Inc. (a) (b)	6,874	160,370
Zagg, Inc. (a) (b)	16,091	113,763
Zep, Inc.	14,848	207,575
Zoltek Cos., Inc. (a) (b)	15,344	116,921

		11,913,687

Commercial Banks—6.1%
1st Source Corp. (a)	8,143	206,262
1st United Bancorp, Inc. (b)	12,209	67,760
Alliance Financial Corp. (a)	2,459	75,934
Ameris Bancorp	13,498	138,759
Ames National Corp. (a)	4,449	86,755
Arrow Financial Corp. (a)	5,379	126,084
Bancfirst Corp. (a)	4,227	158,682
Banco Latinoamericano de Exportaciones S.A.	13,911	223,271
Bancorp Rhode Island, Inc. (a)	1,946	77,256
Bancorp, Inc. (b)	20,218	146,176
BancorpSouth, Inc.	43,258	476,703
Bank of Kentucky Financial Corp.	2,984	59,829
Bank of Marin Bancorp (a)	3,199	120,250
Bank of the Ozarks, Inc. (a)	14,780	437,931
Banner Corp.	8,565	146,890
BBCN Bancorp, Inc. (b)	39,760	375,732
Boston Private Financial Holdings, Inc. (a)	40,232	319,442
Bridge Bancorp, Inc.	3,489	69,431
Bryn Mawr Bank Corp.	4,797	93,493
Camden National Corp. (a)	3,953	128,868
Cardinal Financial Corp. (a)	17,067	183,300
Cathay General Bancorp	41,687	622,387
Center Bancorp, Inc.	7,041	68,791
Centerstate Banks, Inc.	16,702	110,567
Central Pacific Financial Corp. (b)	7,560	97,675
Chemical Financial Corp. (a)	13,525	288,353
Citizens & Northern Corp. (a)	6,716	124,044
City Holding Co. (a)	8,871	300,638

Commercial Banks—(Continued)
CNB Financial Corp.	6,782	$107,020
CoBiz Financial, Inc. (a)	17,832	102,891
Columbia Banking System, Inc.	21,597	416,174
Community Bank System, Inc. (a)	19,556	543,657
Community Trust Bancorp, Inc. (a)	7,420	218,296
CVB Financial Corp. (a)	47,878	480,216
Eagle Bancorp, Inc. (b)	9,117	132,561
Enterprise Financial Services Corp.	11,259	166,633
Financial Institutions, Inc.	6,461	104,280
First Bancorp (a)	8,242	91,898
First Bancorp, Inc. (a)	4,526	69,565
First Busey Corp.	42,355	211,775
First Commonwealth Financial Corp.	56,357	296,438
First Community Bancshares, Inc. (a)	8,470	105,706
First Connecticut Bancorp, Inc. (b)	9,833	127,927
First Financial Bancorp	30,745	511,597
First Financial Bankshares, Inc. (a)	16,723	559,050
First Financial Corp. (a)	6,038	200,945
First Interstate Bancsystem, Inc.	6,876	89,594
First Merchants Corp. (a)	14,938	126,525
First Midwest Bancorp, Inc.	41,102	416,363
FirstMerit Corp.	57,420	868,765
FNB Corp. (a)	65,016	735,331
German American Bancorp, Inc.	6,759	122,946
Glacier Bancorp, Inc. (a)	38,230	459,907
Great Southern Bancorp, Inc. (a)	6,069	143,168
Hancock Holding Co.	40,443	1,292,963
Hanmi Financial Corp. (b)	17,547	129,846
Heartland Financial USA, Inc.	7,703	118,164
Heritage Financial Corp. (a) (b)	10,314	129,544
Home Bancshares, Inc.	11,883	307,888
Hudson Valley Holding Corp. (a)	7,889	167,405
Iberiabank Corp. (a)	15,241	751,381
Independent Bank Corp. (a)	11,835	322,977
International Bancshares Corp.	28,704	526,288
Investors Bancorp, Inc. (a) (b)	25,837	348,283
Lakeland Bancorp, Inc. (a)	13,253	114,241
Lakeland Financial Corp. (a)	9,208	238,211
MainSource Financial Group, Inc. (a)	12,295	108,565
MB Financial, Inc. (a)	28,968	495,353
Merchants Bancshares, Inc. (a)	2,481	72,445
National Bankshares, Inc.	4,218	117,767
National Penn Bancshares, Inc. (a)	67,536	570,004
NBT Bancorp, Inc. (a)	18,672	413,211
Northfield Bancorp, Inc. (a)	10,092	142,903
Old National Bancorp (a)	50,541	588,803
OmniAmerican Bancorp, Inc. (a) (b)	7,185	112,804
Oriental Financial Group, Inc.	24,751	299,735
Pacific Continental Corp.	10,841	95,943
PacWest Bancorp (a)	15,528	294,256
Park National Corp. (a)	6,718	437,073
Park Sterling Corp. (b)	18,629	76,006
Penns Woods Bancorp, Inc.	1,988	77,095
People’s Bancorp, Inc. (a)	5,988	88,682
Pinnacle Financial Partners, Inc. (a) (b)	18,820	303,943
PrivateBancorp, Inc.	31,105	341,533

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Prosperity Bancshares, Inc. (a)	25,017	$1,009,436
Renasant Corp. (a)	12,711	190,665
Republic Bancorp, Inc. (Class A)	5,421	124,141
S&T Bancorp, Inc. (a)	16,927	330,923
S.Y. Bancorp, Inc.	7,089	145,537
Sandy Spring Bancorp, Inc. (a)	13,670	239,908
SCBT Financial Corp. (a)	7,106	206,145
Signature Bank (b)	24,943	1,496,331
Simmons First National Corp. (a)	10,721	291,504
Southside Bancshares, Inc. (a)	7,928	171,720
State Bancorp, Inc. (a)	10,603	129,357
State Bank Financial Corp. (b)	16,379	247,487
StellarOne Corp. (a)	12,984	147,758
Sterling Bancorp	17,221	148,789
Sterling Financial Corp. (b)	13,897	232,080
Susquehanna Bancshares, Inc.	84,857	711,102
SVB Financial Group (b)	22,336	1,065,204
Texas Capital Bancshares, Inc. (b)	19,435	594,905
The First of Long Island Corp. (a)	5,883	154,841
Tompkins Financial Corp. (a)	5,427	208,994
Tower Bancorp, Inc.	5,734	163,648
TowneBank (a)	11,846	144,995
TriCo Bancshares (a)	8,062	114,642
Trustmark Corp. (a)	34,161	829,771
UMB Financial Corp. (a)	16,960	631,760
Umpqua Holdings Corp. (a)	60,457	749,062
Union First Market Bankshares Corp. (a)	9,844	130,827
United Bankshares, Inc. (a)	25,900	732,193
United Community Banks, Inc. (a) (b)	21,449	149,928
Univest Corp. of Pennsylvania	9,559	139,944
Virginia Commerce Bancorp, Inc. (a) (b)	12,096	93,502
Washington Banking Co.	9,167	109,179
Washington Trust Bancorp, Inc. (a)	7,713	184,032
Webster Finanical Corp.	38,104	776,941
WesBanco, Inc.	12,861	250,404
West Bancorporation, Inc. (a)	8,036	76,985
West Coast Bancorp (a) (b)	10,292	160,555
Westamerica Bancorp (a)	15,734	690,723
Western Alliance Bancorp (a) (b)	41,013	255,511
Wilshire Bancorp, Inc. (b)	29,438	106,860
Wintrust Financial Corp. (a)	18,190	510,229

		36,672,321

Commercial Services & Supplies—2.4%
ABM Industries, Inc.	27,975	576,845
ACCO Brands Corp. (b)	29,639	286,016
American Reprographics Co. (b)	21,042	96,583
Casella Waste Systems, Inc. (b)	14,812	94,797
Cenveo, Inc. (a) (b)	29,691	100,949
Clean Harbors, Inc. (b) (c)	24,773	1,578,783
Consolidated Graphics, Inc. (b)	5,130	247,676
Deluxe Corp.	27,650	629,314
EnergySolutions, Inc.	43,403	134,115
EnerNOC, Inc. (a) (b)	15,853	172,322
Ennis, Inc. (a)	14,123	188,260
G&K Services, Inc.	10,384	302,278

Commercial Services & Supplies—(Continued)
Healthcare Services Group, Inc. (a)	35,527	$628,473
Herman Miller, Inc.	30,530	563,279
Higher One Holdings, Inc. (a) (b)	15,855	292,366
HNI Corp.	24,237	632,586
Innerworkings, Inc. (a) (b)	12,474	116,133
Interface, Inc.	27,334	315,434
Kimball International, Inc. (Class B) (a)	18,813	95,382
Knoll, Inc. (a)	25,885	384,392
McGrath Rentcorp	13,375	387,741
Metalico, Inc. (b)	16,397	53,946
Mine Safety Appliances Co. (a)	14,087	466,562
Mobile Mini, Inc. (a) (b)	19,043	332,300
Multi-Color Corp. (a)	6,895	177,408
Quad/Graphics, Inc. (a)	13,076	187,510
Rollins, Inc. (a)	34,359	763,457
Schawk, Inc. (a)	6,937	77,764
Standard Parking Corp. (b)	8,683	155,165
Steelcase, Inc.	41,383	308,717
Swisher Hygiene, Inc. (a) (b)	43,840	163,962
SYKES Enterprises, Inc. (b)	22,444	351,473
Team, Inc. (b)	10,055	299,136
Tetra Tech, Inc. (b) (c)	33,211	717,026
The Brink’s Co.	24,924	669,957
The GEO Group, Inc. (a) (b)	33,616	563,068
U.S. Ecology, Inc. (a)	10,060	188,927
United Stationers, Inc.	22,567	734,782
Viad Corp.	11,786	206,019

		14,240,903

Communications Equipment—2.0%
ADTRAN, Inc.	35,327	1,065,462
Anaren, Inc. (a) (b)	8,343	138,661
Arris Group, Inc. (b)	65,339	706,968
Aruba Networks, Inc. (a) (b)	45,154	836,252
Bel Fuse, Inc. (Class B)	6,585	123,469
Black Box Corp.	9,812	275,128
Blue Coat Systems, Inc. (a) (b)	22,793	580,082
Calix, Inc. (a) (b)	19,494	126,126
Comtech Telecommunications Corp. (b)	10,945	313,246
Digi International, Inc. (b)	14,316	159,766
Emulex Corp. (b)	45,893	314,826
Extreme Networks (a) (b)	50,140	146,409
Finisar Corp. (a) (b)	47,662	798,100
Globecomm Systems, Inc. (a) (b)	14,070	192,478
Harmonic, Inc. (a) (b)	59,191	298,323
Infinera Corp. (a) (b)	54,168	340,175
InterDigital, Inc. (a) (b)	23,973	1,044,504
Ixia (a) (b)	20,969	220,384
Loral Space & Communications, Inc. (a) (b)	5,792	375,785
Netgear, Inc. (b)	18,973	636,924
Oclaro, Inc. (a) (b)	26,529	74,812
Oplink Communications, Inc. (b)	10,830	178,370
Plantronics, Inc.	23,070	822,215
Procera Networks, Inc. (b)	8,213	127,958
SeaChange International, Inc. (a) (b)	15,237	107,116
ShoreTel, Inc. (b)	25,559	163,066

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Sonus Networks, Inc. (a) (b)	115,150	$276,360
Sycamore Networks, Inc. (a) (b)	12,843	229,890
Symmetricom, Inc. (b)	25,522	137,563
Tekelec (a) (b)	31,918	348,864
Ubiquiti Networks, Inc. (a) (b)	6,027	109,872
ViaSat, Inc. (a) (b)	18,798	866,964

		12,136,118

Computers & Peripherals—0.5%
Avid Technology, Inc. (a) (b)	15,838	135,098
Cray, Inc. (a) (b)	19,023	123,079
Electronics for Imaging, Inc. (b)	24,822	353,713
Imation Corp. (a) (b)	16,653	95,422
Immersion Corp. (b)	16,446	85,190
Intermec, Inc. (a) (b)	30,773	211,103
Intevac, Inc. (b)	10,996	81,370
OCZ Technology Group, Inc. (a) (b)	26,623	175,978
Quantum Corp. (b)	116,840	280,416
Silicon Graphics International Corp. (a) (b)	18,071	207,094
STEC, Inc. (b)	21,917	188,267
Stratasys, Inc. (b)	10,894	331,287
Super Micro Computer, Inc. (b)	14,579	228,599
Synaptics, Inc. (b)	18,012	543,062
Xyratex, Ltd. (b)	16,304	217,169

		3,256,847

Construction & Engineering—0.8%
Aegion Corp. (a) (b)	20,173	309,454
Argan, Inc. (b)	4,432	67,411
Comfort Systems USA, Inc. (a)	21,659	232,184
Dycom Industries, Inc. (a) (b)	18,140	379,489
EMCOR Group, Inc. (b)	35,595	954,302
Furmanite Corp. (b)	21,557	136,025
Granite Construction, Inc.	20,021	474,898
Great Lakes Dredge & Dock Corp.	32,033	178,103
Layne Christensen Co. (a) (b)	10,438	252,600
MasTec, Inc. (b)	29,193	507,082
Michael Baker Corp.	4,638	90,951
MYR Group, Inc. (b)	13,335	255,232
Northwest Pipe Co. (a) (b)	4,794	109,591
Orion Marine Group, Inc. (b)	14,575	96,924
Primoris Services Corp. (a)	14,921	222,770
Sterling Construction Co., Inc. (a) (b)	8,227	88,605
Tutor Perini Corp. (b)	19,833	244,739

		4,600,360

Construction Materials—0.2%
Eagle Materials, Inc.	23,053	591,540
Headwaters, Inc. (b)	34,873	77,418
Texas Industries, Inc.	12,237	376,655
United States Lime & Minerals, Inc. (b)	1,503	90,345

		1,135,958

Consumer Finance—0.7%
Advance America Cash Advance Centers, Inc.	30,441	$272,447
Cash America International, Inc.	15,693	731,764
Credit Acceptance Corp. (a) (b)	3,588	295,221
DFC Global Corp. (b)	22,515	406,621
Ezcorp., Inc. (b)	24,505	646,197
First Cash Financial Services, Inc. (a) (b)	16,253	570,318
Nelnet, Inc. (a)	14,274	349,285
Netspend Holdings, Inc. (b)	16,359	132,671
World Acceptance Corp. (a) (b)	7,688	565,068

		3,969,592

Containers & Packaging—0.2%
Boise, Inc. (b)	51,850	369,172
Graphic Packaging Holding Co. (a) (b)	82,819	352,809
Myers Industries, Inc.	18,780	231,745

		953,726

Distributors—0.2%
Core-Mark Holding Co., Inc. (a) (b)	5,932	234,907
Pool Corp.	25,671	772,697
VOXX International Corp. (b)	11,030	93,204

		1,100,808

Diversified Consumer Services—1.1%
American Public Education, Inc. (a) (b)	9,943	430,333
Archipelago Learning, Inc. (b)	7,950	76,876
Bridgepoint Education, Inc. (a) (b)	9,743	224,089
Capella Education Co. (a) (b)	9,020	325,171
Coinstar, Inc. (a) (b)	16,796	766,569
Corinthian Colleges, Inc. (a) (b)	47,588	103,266
Grand Canyon Education, Inc. (a) (b)	16,799	268,112
Hillenbrand, Inc.	32,483	725,021
K12, Inc. (a) (b)	13,883	249,061
Lincoln Educational Services Corp. (a) (b)	11,700	92,430
Mac-Gray Corp. (a)	7,254	100,033
Matthews International Corp. (a)	15,814	497,034
Regis Corp. (a)	30,707	508,201
Sotheby’s	36,034	1,028,050
Steiner Leisure, Ltd. (b)	8,240	374,014
Stewart Enterprises, Inc. (a)	47,112	271,365
Strayer Education, Inc. (a)	6,343	616,476
Universal Technical Institute, Inc. (b)	11,178	142,855

		6,798,956

Diversified Financial Services—0.4%
Compass Diversified Holdings	24,277	300,792
Encore Capital Group, Inc. (b)	8,355	177,628
MarketAxess Holdings, Inc.	15,275	459,930
NewStar Financial, Inc. (a) (b)	17,323	176,175
PHH Corp. (b)	30,324	324,467
Pico Holdings, Inc. (a) (b)	12,147	249,985
Portfolio Recovery Associates, Inc. (b)	9,087	613,554

		2,302,531

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Telecommunication Services—0.6%
8X8, Inc. (a) (b)	32,183	$102,020
AboveNet, Inc. (b)	12,084	785,581
Alaska Communication Systems Group, Inc. (a)	21,083	63,460
Atlantic Tele-Network, Inc. (a)	4,754	185,644
Cbeyond, Inc. (b)	13,419	107,486
Cincinnati Bell, Inc. (a) (b)	105,708	320,295
Cogent Communications Group, Inc. (a) (b)	24,794	418,771
Consolidated Communications Holdings, Inc. (a)	16,005	304,895
General Communication, Inc. (b)	20,236	198,110
HickoryTech Corp. (a)	6,922	76,696
IDT Corp. (a) (b)	7,605	71,335
inContact, Inc. (b)	17,083	75,678
Iridium Communications, Inc. (b)	23,828	183,714
Lumos Networks Corp. (a)	7,785	119,422
Neutral Tandem, Inc. (a) (b)	17,795	190,228
Premiere Global Services, Inc. (a) (b)	32,088	271,785
SureWest Communications	7,285	87,638
Vonage Holdings Corp. (a) (b)	71,817	175,952

		3,738,710

Electric Utilities—1.4%
Allete, Inc.	16,583	696,154
Central Vermont Public Service Corp.	6,872	241,207
Cleco Corp. (a)	32,177	1,225,944
El Paso Electric Co. (a)	23,162	802,332
IDACORP, Inc. (a)	26,162	1,109,530
MGE Energy, Inc. (a)	12,573	588,039
PNM Resources, Inc.	42,143	768,267
Portland General Electric Co.	39,771	1,005,809
The Empire District Electric Co.	24,048	507,172
UIL Holdings Corp. (a)	26,643	942,363
Unisource Energy Corp. (a)	18,969	700,335
Unitil Corp.	6,123	173,771

		8,760,923

Electrical Equipment—1.3%
A123 Systems, Inc. (a) (b)	46,218	74,411
Acuity Brands, Inc.	23,013	1,219,689
American Superconductor Corp. (a) (b)	26,590	98,117
AZZ, Inc.	6,663	302,767
Belden, Inc.	25,132	836,393
Brady Corp. (a)	25,291	798,437
Capstone Turbine Corp. (a) (b)	131,034	151,999
Encore Wire Corp. (a)	10,441	270,422
EnerSys (b)	25,256	655,898
Franklin Electric Co., Inc. (a)	12,236	533,000
Generac Holdings, Inc. (b)	12,918	362,092
Global Power Equipment Group, Inc. (a) (b)	8,163	193,871
II-VI, Inc. (b)	27,302	501,265
Powell Industries, Inc. (b)	4,404	137,757
Preformed Line Products Co. (a)	1,221	72,845
Thermon Group Holdings, Inc. (b)	5,165	91,007
Vicor Corp. (a) (b)	10,377	82,601
Woodward Governor Co. (a)	32,367	1,324,781

		7,707,352

Electronic Equipment, Instruments & Components—2.2%
Aeroflex Holding Corp. (b)	10,280	$105,267
Agilysys, Inc. (a) (b)	9,268	73,681
Anixter International, Inc. (b)	16,034	956,268
Benchmark Electronics, Inc. (b)	34,662	466,897
Brightpoint, Inc. (b)	38,434	413,550
Checkpoint Systems, Inc. (b)	21,005	229,795
Cognex Corp.	23,313	834,372
Coherent, Inc. (a) (b)	13,542	707,840
CTS Corp.	18,070	166,244
Daktronics, Inc.	18,513	177,169
DDi Corp.	8,767	81,796
DTS, Inc. (a) (b)	9,298	253,278
Echelon Corp. (b)	16,807	81,850
Electro Rent Corp. (a)	9,062	155,413
Electro Scientific Industries, Inc. (a) (b)	11,663	168,880
Fabrinet (b)	10,572	144,625
FARO Technologies, Inc. (b)	8,551	393,346
Gerber Scientific, Inc. (a) (b)	14,024	0
GSI Group, Inc. (b)	13,392	137,000
Insight Enterprises, Inc. (b) (c)	25,231	385,782
Kemet Corp. (b)	22,874	161,262
LeCroy Corp. (b)	8,496	71,451
Littelfuse, Inc. (b)	11,987	515,201
Maxwell Technologies, Inc. (b)	14,377	233,482
Measurement Specialties, Inc. (a) (b)	8,286	231,677
Mercury Computer Systems, Inc. (b)	15,581	207,072
Methode Electronics, Inc. (a)	20,336	168,585
MTS Systems Corp.	8,022	326,897
Multi-Fineline Electronix, Inc. (a) (b)	5,936	121,985
Newport Corp. (b)	20,202	274,949
OSI Systems, Inc. (a) (b)	9,872	481,556
Park Electrochemical Corp.	10,569	270,778
Plexus Corp. (b) (c)	18,360	502,697
Power-One, Inc. (b)	37,411	146,277
Richardson Electronics, Ltd.	8,010	98,443
Rofin-Sinar Technologies, Inc. (b)	15,227	347,937
Rogers Corp. (b)	8,965	330,450
Sanmina-SCI Corp. (b)	42,537	396,019
Scansource, Inc. (b)	14,516	522,576
SYNNEX Corp. (b)	13,438	409,322
TTM Technologies, Inc. (a) (b)	26,923	295,076
Universal Display Corp. (a) (b)	21,034	771,737
Vishay Precision Group, Inc. (a) (b)	6,373	101,841
X-Rite, Inc. (b)	14,875	69,020
Zygo Corp. (b)	8,667	152,973

		13,142,316

Energy Equipment & Services—2.0%
Basic Energy Services, Inc. (a) (b)	13,899	273,810
Bristow Group, Inc. (b)	19,244	911,973
C&J Energy Services, Inc. (a) (b)	6,575	137,615
Cal Dive International, Inc. (a) (b)	50,687	114,046
Complete Production Services, Inc. (b)	41,638	1,397,371
Dawson Geophysical Co. (a) (b)	5,124	202,552
Dril-Quip, Inc. (b)	18,160	1,195,291
Exterran Holdings, Inc. (a) (b)	33,119	301,383

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Global Geophysical Services, Inc. (b)	9,386	$63,074
Gulf Island Fabrication, Inc. (a)	7,812	228,189
Gulfmark Offshore, Inc. (a) (b)	12,746	535,459
Helix Energy Solutions Group, Inc. (b)	55,982	884,516
Hercules Offshore, Inc. (b)	64,791	287,672
Hornbeck Offshore Services, Inc. (b)	16,474	511,024
ION Geophysical Corp. (a) (b)	68,572	420,346
Key Energy Services, Inc. (b)	66,057	1,021,902
Lufkin Industries, Inc. (a)	16,682	1,122,865
Matrix Service Co. (a) (b)	14,196	134,010
Mitcham Industries, Inc. (b)	5,193	113,415
Natural Gas Services Group, Inc. (a) (b)	6,643	96,058
Newpark Resources, Inc. (b)	49,796	473,062
OYO Geospace Corp. (a) (b)	2,887	223,252
Parker Drilling Co. (a) (b)	67,607	484,742
PHI, Inc. (a) (b)	7,440	184,884
Pioneer Drilling Co. (b)	31,825	308,066
Tesco Corp. (b)	16,366	206,866
Tetra Technologies, Inc. (a) (b)	39,068	364,895
Vantage Drilling Co. (a) (b)	106,150	123,134
Willbros Group, Inc. (a) (b)	18,323	67,245

		12,388,717

Food & Staples Retailing—1.1%
Casey’s General Stores, Inc.	20,162	1,038,545
Chefs’ Warehouse Holdings, LLC (b)	6,163	110,071
Ingles Markets, Inc. (a)	7,334	110,450
Nash Finch Co. (a)	6,720	196,762
Pricesmart, Inc. (a)	9,188	639,393
Rite Aid Corp. (a) (b)	356,590	449,303
Ruddick Corp.	26,909	1,147,400
Spartan Stores, Inc.	11,884	219,854
Susser Holdings Corp. (b)	4,147	93,805
The Andersons, Inc. (a)	10,396	453,889
The Fresh Market, Inc. (b)	14,571	581,383
The Pantry, Inc. (a) (b)	12,441	148,919
United Natural Foods, Inc. (b)	25,510	1,020,655
Village Super Market, Inc.	3,450	98,152
Weis Markets, Inc. (a)	6,205	247,828
Winn-Dixie Stores, Inc. (b)	30,224	283,501

		6,839,910

Food Products—1.4%
B&G Foods, Inc.	26,426	636,074
Cal-Maine Foods, Inc.	7,468	273,105
Calavo Growers, Inc. (a)	6,124	157,264
Chiquita Brands International, Inc. (b)	24,259	202,320
Darling International, Inc. (b)	60,621	805,653
Diamond Foods, Inc. (a)	11,661	376,300
Dole Food Co., Inc. (b)	20,253	175,188
Fresh Del Monte Produce, Inc. (a) (b)	21,054	526,561
J&J Snack Foods Corp. (a)	7,928	422,404
Lancaster Colony Corp.	9,882	685,218
Limoneira Co. (a)	4,538	76,738
Omega Protein Corp. (b)	10,030	71,514
Pilgrim’s Pride Corp. (b)	26,640	153,446

Food Products—(Continued)
Sanderson Farms, Inc.	11,689	$585,970
Seneca Foods Corp. (b)	4,612	119,082
Smart Balance, Inc. (a) (b)	35,186	188,597
Snyders-Lance, Inc. (a)	24,477	550,732
The Hain Celestial Group, Inc. (b)	18,804	689,355
Tootsie Roll Industries, Inc. (a)	13,360	316,231
TreeHouse Foods, Inc. (b)	18,597	1,215,872

		8,227,624

Gas Utilities—1.1%
Chesapeake Utilities Corp. (a)	6,115	265,085
New Jersey Resources Corp. (a)	21,933	1,079,103
Northwest Natural Gas Co. (a)	14,144	677,922
Piedmont Natural Gas Co., Inc. (a)	37,459	1,272,857
South Jersey Industries, Inc.	15,904	903,506
Southwest Gas Corp.	23,934	1,016,956
The Laclede Group, Inc.	12,170	492,520
WGL Holdings, Inc. (a)	26,917	1,190,270

		6,898,219

Health Care Equipment & Supplies—3.0%
Abaxis, Inc. (a) (b)	12,234	338,515
ABIOMED, Inc. (a) (b)	16,820	310,665
Accuray, Inc. (a) (b)	32,615	137,961
Align Technology, Inc. (b)	33,035	783,755
Analogic Corp. (a)	7,574	434,142
Angiodynamics, Inc. (b)	13,423	198,795
Antares Pharma, Inc. (a) (b)	45,848	100,866
ArthroCare Corp. (b)	14,508	459,613
AtriCure, Inc. (b)	7,278	80,786
Atrion Corp. (a)	874	209,961
Cantel Medical Corp.	9,108	254,386
Cardiovascular Systems, Inc. (b)	8,837	87,044
Cerus Corp. (b)	29,134	81,575
Conceptus, Inc. (a) (b)	16,733	211,505
Conmed Corp. (a) (b)	16,372	420,269
CryoLife, Inc. (b)	17,220	82,656
Cyberonics, Inc. (b)	16,307	546,284
Cynosure, Inc. (b)	5,968	70,184
DexCom, Inc. (b)	35,316	328,792
Endologix, Inc. (b)	26,953	309,420
Exactech, Inc. (a) (b)	5,322	87,653
Greatbatch, Inc. (b)	12,931	285,775
Haemonetics Corp. (b)	14,260	872,997
Hansen Medical, Inc. (a) (b)	24,200	62,436
HeartWare International, Inc. (b)	6,224	429,456
ICU Medical, Inc. (b)	6,398	287,910
Insulet Corp. (b)	27,059	509,521
Integra LifeSciences Holdings Corp. (b)	10,937	337,188
Invacare Corp.	15,930	243,570
IRIS International, Inc. (a) (b)	8,219	76,848
Kensey Nash Corp. (a) (b)	5,237	100,498
MAKO Surgical Corp. (a) (b)	18,200	458,822
Masimo Corp. (b)	29,709	555,113
Meridian Bioscience, Inc. (a)	22,552	424,880
Merit Medical Systems, Inc. (b)	21,638	289,516

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Natus Medical, Inc. (a) (b)	16,472	$155,331
Navidea Biopharmaceuticals, Inc. (b)	46,017	120,565
Neogen Corp. (a) (b)	13,656	418,420
NuVasive, Inc. (b)	20,847	262,464
NxStage Medical, Inc. (a) (b)	23,123	411,127
OraSure Technologies, Inc. (b)	23,242	211,735
Orthofix International NV (a) (b)	9,598	338,137
Palomar Medical Technologies, Inc. (b)	11,206	104,216
Quidel Corp. (a) (b)	17,566	265,774
Rockwell Medical Technologies, Inc. (a) (b)	8,311	70,394
RTI Biologics, Inc. (b)	32,270	143,279
Solta Medical, Inc. (a) (b)	36,732	115,338
SonoSite, Inc. (a) (b)	8,189	441,059
Spectranetics Corp. (b)	19,030	137,397
Staar Surgical Co. (a) (b)	19,419	203,705
STERIS Corp.	31,719	945,861
SurModics, Inc. (a) (b)	9,719	142,481
Symmetry Medical, Inc. (b)	21,060	168,269
Synergetics USA, Inc. (b)	13,423	99,062
Synovis Life Technologies, Inc. (b)	6,702	186,517
Tornier NV (b)	5,461	98,298
Unilife Corp. (b)	37,253	116,229
Vascular Solutions, Inc. (b)	9,953	110,777
Volcano Corp. (b)	27,732	659,744
West Pharmaceutical Services, Inc. (a)	18,062	685,453
Wright Medical Group, Inc. (a) (b)	20,976	346,104
Young Innovations, Inc. (a)	3,398	100,683
Zoll Medical Corp. (b)	11,905	752,158

		18,279,934

Health Care Providers & Services—3.0%
Accretive Health, Inc. (a) (b)	20,730	476,375
Air Methods Corp. (a) (b)	6,724	567,842
Almost Family, Inc. (a) (b)	4,862	80,612
Amedisys, Inc. (a) (b)	18,591	202,828
American Dental Partners, Inc. (b)	8,086	152,259
AMN Healthcare Services, Inc. (b)	20,644	91,453
AmSurg Corp. (a) (b)	17,693	460,726
Assisted Living Concepts, Inc. (b)	10,628	158,251
Bio-Reference Labs, Inc. (b)	12,716	206,889
BioScrip, Inc. (b)	24,999	136,495
Capital Senior Living Corp. (b)	14,260	113,224
Centene Corp. (b)	26,880	1,064,179
Chemed Corp.	11,349	581,182
Corvel Corp. (a) (b)	3,920	202,703
Cross Country Healthcare, Inc. (a) (b)	16,639	92,346
Emeritus Corp. (a) (b)	15,831	277,201
ExamWorks Group, Inc. (a) (b)	14,017	132,881
Gentiva Health Services, Inc. (b)	16,117	108,790
Hanger Orthopedic Group, Inc. (b)	17,356	324,384
Healthsouth Corp. (b)	50,404	890,639
Healthspring, Inc. (a) (b)	35,732	1,948,823
Healthways, Inc. (a) (b)	18,606	127,637
HMS Holdings Corp. (b)	44,959	1,437,789
IPC The Hospitalist Co., Inc. (a) (b)	9,377	428,716
Kindred Healthcare, Inc. (a) (b)	29,215	343,861

Health Care Providers & Services—(Continued)
Landauer, Inc. (a)	5,165	$265,998
LHC Group, Inc. (a) (b)	8,340	107,002
Magellan Health Services, Inc. (a) (b)	15,183	751,103
MedQuist Holdings, Inc. (a) (b)	16,381	157,585
Metropolitan Health Networks, Inc. (a) (b)	21,183	158,237
Molina Healthcare, Inc. (b)	14,540	324,678
MWI Veterinary Supply, Inc. (a) (b)	7,209	478,966
National Healthcare Corp. (a)	6,758	283,160
Owens & Minor, Inc. (a)	33,804	939,413
PharMerica Corp. (a) (b)	17,146	260,276
PSS World Medical, Inc. (a) (b)	30,946	748,584
Select Medical Holdings Corp. (b)	27,397	232,327
Sunrise Senior Living, Inc. (a) (b)	28,669	185,775
Team Health Holdings, Inc. (b)	13,813	304,853
The Ensign Group, Inc. (a)	10,390	254,555
The Providence Service Corp. (a) (b)	7,703	105,993
Triple-S Management Corp. (a) (b)	12,074	241,722
U.S. Physical Therapy, Inc. (a) (b)	8,479	166,867
Universal American Corp. (b)	16,295	207,109
Vanguard Health Systems, Inc. (b)	16,940	173,127
WellCare Health Plans, Inc. (b)	22,292	1,170,330

		18,125,745

Health Care Technology—0.5%
athenahealth, Inc. (b)	18,488	908,131
Computer Programs & Systems, Inc.	5,856	299,300
HealthStream, Inc. (b)	10,052	185,459
MedAssets, Inc. (a) (b)	25,988	240,389
Medidata Solutions, Inc. (b)	13,626	296,366
Merge Healthcare, Inc. (b)	29,111	141,188
Omnicell, Inc. (b)	16,926	279,618
Quality Systems, Inc.	20,268	749,713
Transcend Services, Inc. (a) (b)	5,227	124,037

		3,224,201

Hotels, Restaurants & Leisure—2.7%
AFC Enterprises, Inc. (a) (b)	12,829	188,586
Ameristar Casinos, Inc.	16,695	288,657
Benihana, Inc. (a) (b)	8,067	82,525
Biglari Holdings, Inc. (b)	605	222,785
BJ’s Restaurants, Inc. (a) (b)	13,550	614,086
Bob Evans Farms, Inc. (a)	16,481	552,773
Boyd Gaming Corp. (b)	29,447	219,675
Bravo Brio Restaurant Group, Inc. (b)	9,979	171,140
Buffalo Wild Wings, Inc. (a) (b)	10,005	675,438
Caribou Coffee Co., Inc. (a) (b)	6,691	93,340
Carrols Restaurant Group, Inc. (b)	7,465	86,370
CEC Entertainment, Inc.	11,243	387,321
Churchill Downs, Inc. (a)	6,463	336,916
Cracker Barrel Old Country Store, Inc.	12,295	619,791
Denny’s Corp. (b)	50,069	188,259
DineEquity, Inc. (b)	8,015	338,313
Domino’s Pizza, Inc. (b)	30,959	1,051,058
Gaylord Entertainment Co. (a) (b)	18,601	449,028
International Speedway Corp.	15,258	386,790
Interval Leisure Group, Inc. (b)	21,655	294,725

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Jack in the Box, Inc. (b)	22,716	$474,764
Krispy Kreme Doughnuts, Inc. (b)	34,392	224,924
Life Time Fitness, Inc. (a) (b)	22,079	1,032,193
Marcus Corp.	11,702	147,562
Morgans Hotel Group Co. (b)	13,101	77,296
Multimedia Games Holding Co., Inc. (b)	15,847	125,825
Orient-Express Hotels, Ltd. (Class A) (a) (b)	54,371	406,151
P.F. Chang’s China Bistro, Inc.	12,202	377,164
Papa John’s International, Inc. (a) (b)	9,944	374,690
Peet’s Coffee & Tea, Inc. (b)	6,858	429,859
Pinnacle Entertainment, Inc. (b)	33,689	342,280
Red Robin Gourmet Burgers, Inc. (b)	6,723	186,227
Ruby Tuesday, Inc. (a) (b)	34,631	238,954
Ruth’s Hospitality Group, Inc. (b)	17,912	89,023
Scientific Games Corp. (b)	35,321	342,614
Shuffle Master, Inc. (b)	29,393	344,486
Six Flags Entertainment Corp.	21,940	904,806
Sonic Corp. (a) (b)	33,333	224,331
Speedway Motorsports, Inc. (a)	7,078	108,506
Summit Hotel Properties, Inc. (b)	14,662	138,409
Texas Roadhouse, Inc. (a) (b)	33,762	503,054
The Cheesecake Factory, Inc. (a) (b)	29,922	878,211
Town Sports International Holdings, Inc. (b)	10,616	78,028
Vail Resorts, Inc. (a) (b)	19,490	825,596

		16,122,529

Household Durables—0.7%
American Greetings Corp. (a)	20,889	261,321
Beazer Homes USA, Inc. (a) (b)	35,270	87,470
Blyth, Inc. (a)	3,322	188,690
Cavco Industries, Inc. (a) (b)	4,680	187,481
CSS Industries, Inc.	4,201	83,684
Ethan Allen Interiors, Inc. (a)	12,159	288,290
Helen of Troy, Ltd. (a) (b)	15,926	488,928
iRobot Corp. (b)	12,726	379,871
KB Home (a)	39,875	267,960
La-Z-Boy, Inc. (b)	26,643	317,052
Libbey, Inc. (a) (b)	9,372	119,399
M/I Homes, Inc. (a) (b)	8,667	83,203
MDC Holdings, Inc. (a)	19,433	342,604
Meritage Homes Corp. (b)	14,227	329,924
National Presto Industries, Inc. (a)	2,572	240,739
Ryland Group, Inc. (a)	23,729	373,969
Skullcandy, Inc. (a) (b)	5,693	71,276
Standard Pacific Corp. (a) (b)	57,653	183,337
Universal Electronics, Inc. (a) (b)	7,461	125,867

		4,421,065

Household Products—0.1%
Central Garden & Pet Co. (b)	23,384	194,555
Spectrum Brands Holdings, Inc. (b)	8,621	236,216
WD-40 Co.	8,908	359,972

		790,743

Independent Power Producers & Energy Traders—0.2%
Atlantic Power Corp. (a)	60,001	$858,014
Dynegy, Inc. (a) (b)	54,768	151,708
Ormat Technologies, Inc. (a)	9,298	167,643

		1,177,365

Industrial Conglomerates—0.3%
Otter Tail Corp. (a)	19,686	433,486
Raven Industries, Inc. (a)	9,329	577,465
Seaboard Corp. (a)	171	348,156
Standex International Corp. (a)	6,755	230,818
Tredegar Corp. (a)	13,367	297,015

		1,886,940

Insurance—2.7%
Alterra Capital Holdings, Ltd. (a)	47,013	1,110,917
American Equity Investment Life Holding Co. (a)	31,130	323,752
American Safety Insurance Holdings Ltd. (a) (b)	5,779	125,693
AMERISAFE, Inc. (b)	9,298	216,179
Amtrust Financial Services, Inc. (a)	14,667	348,341
Argo Group International Holdings, Ltd.	14,239	412,361
Baldwin & Lyons, Inc. (Class B) (a)	4,133	90,099
Citizens, Inc. (a) (b)	22,172	214,847
CNO Financial Group, Inc. (b)	119,099	751,515
Crawford & Co.	12,569	77,425
Delphi Financial Group, Inc. (a)	27,336	1,210,985
eHealth, Inc. (b)	13,989	205,638
Employers Holdings, Inc.	20,298	367,191
Enstar Group, Ltd. (b)	3,589	352,440
FBL Financial Group, Inc. (a)	7,338	249,639
First American Financial Corp.	55,676	705,415
Flagstone Reinsurance Holdings S.A. (a)	28,130	233,198
Global Indemnity plc (b)	6,518	129,252
Greenlight Capital Re, Ltd. (b)	15,207	359,950
Harleysville Group, Inc. (a)	6,735	380,999
Hilltop Holdings, Inc. (b)	23,109	195,271
Horace Mann Educators Corp. (a)	21,022	288,212
Infinity Property & Casualty Corp. (a)	6,826	387,307
Kansas City Life Insurance Co. (a)	2,207	72,434
Maiden Holdings, Ltd.	26,833	235,057
Meadowbrook Insurance Group, Inc.	26,803	286,256
Montpelier Re Holdings, Ltd.	33,411	593,045
National Financial Partners Corp. (b)	22,843	308,837
National Interstate Corp. (a)	3,464	85,457
National Western Life Insurance Co. (a)	1,212	165,026
OneBeacon Insurance Group, Ltd.	11,496	176,923
Platinum Underwriters Holdings, Ltd.	20,098	685,543
Presidential Life Corp. (a)	9,602	95,924
Primerica, Inc. (b)	17,617	409,419
ProAssurance Corp. (b)	16,148	1,288,933
RLI Corp. (a)	9,400	684,884
Safety Insurance Group, Inc.	6,815	275,871
SeaBright Holdings, Inc. (a)	12,481	95,480
Selective Insurance Group, Inc.	28,514	505,553
State Auto Financial Corp.	7,940	107,905
Stewart Information Services Corp.	9,368	108,200
Symetra Financial Corp.	35,009	317,532

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
The Navigators Group, Inc. (a) (b)	6,006	$286,366
The Phoenix Cos., Inc. (a) (b)	66,674	112,012
Tower Group, Inc. (a)	21,261	428,834
United Fire & Casualty Co. (a)	12,454	251,322

		16,313,439

Internet & Catalog Retail—0.3%
Blue Nile, Inc. (a) (b)	6,605	270,012
HSN, Inc.	20,930	758,922
NutriSystem, Inc. (a)	14,262	184,408
PetMed Express, Inc.	13,291	137,961
Shutterfly, Inc. (a) (b)	16,769	381,662

		1,732,965

Internet Software & Services—1.6%
Ancestry.com, Inc. (a) (b)	16,407	376,705
Angie’s List, Inc. (b)	7,199	115,904
Bankrate, Inc. (b)	12,675	272,513
comScore, Inc. (a) (b)	16,517	350,160
Constant Contact, Inc. (a) (b)	15,503	359,825
Cornerstone OnDemand, Inc. (b)	5,911	107,817
DealerTrack Holdings, Inc. (b)	21,632	589,688
Dice Holdings, Inc. (b)	25,094	208,029
Digital River, Inc. (b)	20,871	313,482
EarthLink, Inc. (a)	62,730	403,981
Envestnet, Inc. (b)	9,919	118,631
Infospace, Inc. (b)	19,526	214,591
Internap Network Services Corp. (a) (b)	29,790	176,953
IntraLinks Holdings, Inc. (a) (b)	16,559	103,328
j2 Global, Inc. (a)	23,846	671,026
Keynote Systems, Inc.	7,039	144,581
KIT Digital, Inc. (a) (b)	21,271	179,740
Limelight Networks, Inc. (a) (b)	35,160	104,074
Liquidity Services, Inc. (b)	9,733	359,148
LivePerson, Inc. (b)	27,290	342,490
LogMeIn, Inc. (a) (b)	10,555	406,895
LoopNet, Inc. (a) (b)	9,557	174,702
Marchex, Inc. (a)	11,466	71,663
ModusLink Global Solutions, Inc. (b)	26,440	142,776
Move, Inc. (a) (b)	21,815	137,871
NIC, Inc. (b)	33,146	441,173
OpenTable, Inc. (a) (b)	12,199	477,347
Openwave Systems, Inc. (a) (b)	47,217	74,603
Perficient, Inc. (b)	13,045	130,580
QuinStreet, Inc. (b)	14,274	133,605
RealNetworks, Inc. (a) (b)	11,617	87,128
Saba Software, Inc. (b)	14,832	117,024
SciQuest, Inc. (b)	6,390	91,185
SPS Commerce, Inc. (b)	4,364	113,246
Stamps.com, Inc. (b)	5,473	143,010
The Active Network, Inc. (a) (b)	6,369	86,618
Travelzoo, Inc. (a) (b)	3,351	82,368
United Online, Inc.	48,001	261,125
ValueClick, Inc. (b)	41,952	683,398
Vocus, Inc. (a) (b)	9,249	204,310
Web.com Group, Inc. (b)	15,061	172,448

Internet Software & Services—(Continued)
XO Group, Inc. (a) (b)	17,057	$142,255
Zix Corp. (b)	36,710	103,522

		9,991,518

IT Services—1.7%
Acxiom Corp. (a) (b)	42,046	513,382
CACI International, Inc. (b) (c)	14,025	784,278
Cardtronics, Inc. (b)	22,315	603,844
Cass Information Systems, Inc. (a)	5,390	196,142
Ciber, Inc. (a) (b)	32,578	125,751
Computer Task Group, Inc. (a) (b)	8,399	118,258
Convergys Corp. (b)	54,509	696,080
CSG Systems International, Inc. (b)	18,310	269,340
Echo Global Logistics, Inc. (b)	5,612	90,634
Euronet Worldwide, Inc. (a) (b)	26,285	485,747
ExlService Holdings, Inc. (a) (b)	8,515	190,481
Forrester Research, Inc. (a) (b)	7,965	270,332
Global Cash Access Holdings, Inc. (b)	35,379	157,437
Heartland Payment Systems, Inc.	20,734	505,080
iGate Corp.	16,029	252,136
Lionbridge Technologies, Inc. (b)	32,603	74,661
Mantech International Corp. (a) (b)	12,440	388,626
MAXIMUS, Inc.	18,132	749,758
MoneyGram International, Inc. (b)	6,015	106,766
RightNow Technologies, Inc. (b)	13,140	561,472
Sapient Corp. (b)	58,019	731,039
ServiceSource International, Inc. (b)	5,178	81,243
Syntel, Inc. (a)	7,981	373,271
TeleTech Holdings, Inc. (b)	14,724	238,529
TNS, Inc. (b)	13,622	241,382
Unisys Corp. (b)	22,919	451,733
Virtusa Corp. (b)	7,925	114,754
Wright Express Corp. (b)	20,803	1,129,187

		10,501,343

Leisure Equipment & Products—0.4%
Arctic Cat, Inc. (b)	6,783	152,957
Brunswick Corp.	46,462	839,104
Callaway Golf Co. (a)	35,357	195,524
Eastman Kodak Co. (a) (b)	143,235	93,031
Jakks Pacific, Inc. (a) (b)	15,310	216,024
Leapfrog Enterprises, Inc. (b)	20,865	116,635
Smith & Wesson Holding Corp. (b)	32,012	139,572
Steinway Musical Instruments, Inc. (b)	3,417	85,562
Sturm Ruger & Co., Inc.	10,261	343,333

		2,181,742

Life Sciences Tools & Services—0.3%
Accelrys, Inc. (a) (b)	31,619	212,480
Affymetrix, Inc. (a) (b) (c)	41,239	168,667
Cambrex Corp. (b)	15,180	108,992
eResearch Technology, Inc. (b)	26,533	124,440
Furiex Pharmaceuticals, Inc. (b)	8,583	143,422
Luminex Corp. (a) (b)	19,724	418,741
Parexel International Corp. (b)	31,915	661,917
Sequenom, Inc. (a) (b)	50,565	225,014

		2,063,673

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—3.0%
3D Systems Corp. (a) (b)	21,716	$312,710
Accuride Corp. (a) (b)	20,957	149,214
Actuant Corp.	36,285	823,307
Alamo Group, Inc. (a)	3,532	95,117
Albany International Corp.	15,229	352,094
Altra Holdings, Inc. (b)	14,458	272,244
American Railcar Industries, Inc. (b)	5,478	131,089
AMPCO-Pittsburgh Corp. (a)	4,489	86,817
Astec Industries, Inc. (b)	10,141	326,642
Badger Meter, Inc. (a)	8,245	242,650
Barnes Group, Inc. (a)	28,216	680,288
Blount International, Inc. (a) (b)	25,829	375,037
Briggs & Stratton Corp. (a)	26,533	410,996
Cascade Corp. (a)	4,728	223,020
Chart Industries, Inc. (b)	15,263	825,270
CIRCOR International, Inc. (a)	9,435	333,150
CLARCOR, Inc. (a)	26,709	1,335,183
Colfax Corp. (a) (b)	12,735	362,693
Columbus McKinnon Corp. (b)	11,301	143,410
Commercial Vehicle Group, Inc. (b)	13,330	120,503
Douglas Dynamics, Inc.	9,657	141,185
Dynamic Materials Corp. (a)	7,259	143,583
Energy Recovery, Inc. (a) (b)	23,639	60,989
EnPro Industries, Inc. (a) (b)	11,049	364,396
ESCO Technologies, Inc.	13,728	395,092
Federal Signal Corp.	34,181	141,851
Flow International Corp. (b)	26,186	91,651
FreightCar America, Inc. (a)	7,047	147,635
Graham Corp. (a)	5,399	121,154
Greenbrier Cos., Inc. (b)	10,487	254,624
Hurco Cos., Inc. (b)	3,337	70,077
John Bean Technologies Corp.	15,202	233,655
Kadant, Inc. (b)	6,825	154,313
Kaydon Corp. (a)	17,495	533,598
LB Foster Co. (a) (b)	5,476	154,916
Lindsay Corp.	6,769	371,550
Lydall, Inc. (a) (b)	9,530	90,440
Meritor, Inc. (b)	50,463	268,463
Met-Pro Corp. (a)	8,159	73,757
Middleby Corp. (b)	9,748	916,702
Miller Industries, Inc.	6,185	97,290
Mueller Industries, Inc.	19,895	764,366
Mueller Water Products, Inc. (a)	86,085	210,047
NACCO Industries, Inc.	3,117	278,099
PMFG, Inc. (a) (b)	11,583	225,984
RBC Bearings, Inc. (b)	12,081	503,778
Robbins & Myers, Inc.	20,842	1,011,879
Sauer-Danfoss, Inc. (a) (b)	6,354	230,078
Sun Hydraulics Corp. (a)	10,558	247,374
Tennant Co. (a)	10,316	400,983
The Gorman-Rupp Co.	8,265	224,395
Titan International, Inc. (a)	22,513	438,103
Trimas Corp. (b)	13,241	237,676
Twin Disc, Inc. (a)	4,666	169,469
Wabash National Corp. (b)	36,570	286,709
Watts Water Technologies, Inc. (a)	15,683	536,515

		18,193,810

Security Description	Shares	Value*

Marine—0.0%
Genco Shipping & Trading, Ltd. (a) (b)	14,851	$100,393

Media—1.3%
Arbitron, Inc.	14,461	497,603
Ascent Media Corp. (b)	7,902	400,789
Belo Corp.	47,497	299,231
Central European Media Enterprises, Ltd. (b)	18,980	123,750
Cinemark Holdings, Inc. (a)	51,148	945,727
Digital Generation, Inc. (b)	16,894	201,377
Entercom Communications Corp. (a) (b)	13,203	81,198
EW Scripps Co. (b)	16,943	135,713
Fisher Communications, Inc. (a) (b)	6,421	185,117
Harte-Hanks, Inc. (a)	27,990	254,429
Journal Communications, Inc. (b)	24,659	108,500
Knology, Inc. (b)	16,629	236,132
LIN TV Corp. (b)	17,746	75,066
Lions Gate Entertainment Corp. (a) (b)	23,354	194,305
Live Nation Entertainment, Inc. (b)	76,098	632,374
Martha Stewart Living Omnimedia (b)	16,260	71,544
MDC Partners, Inc.	12,989	175,611
Meredith Corp. (a)	18,827	614,702
National CineMedia, Inc. (a)	28,435	352,594
Rentrak Corp. (a) (b)	5,237	74,784
Saga Communications, Inc. (a) (b)	2,194	82,012
Scholastic Corp.	14,077	421,888
Sinclair Broadcast Group, Inc. (b)	25,619	290,263
The McClatchy Co. (a) (b)	34,480	82,407
The New York Times Co. (Class A) (a) (b)	71,072	549,387
Valassis Communications, Inc. (a) (b)	23,553	452,924
World Wrestling Entertainment, Inc. (a)	13,534	126,137

		7,665,564

Metals & Mining—1.4%
A.M. Castle & Co. (a) (b)	9,250	87,505
AMCOL International Corp. (a)	12,772	342,928
Century Aluminum Co. (b)	26,722	227,404
Coeur d’Alene Mines Corp. (a) (b)	49,309	1,190,319
General Moly, Inc. (a) (b)	38,035	117,528
Globe Specialty Metals, Inc.	33,146	443,825
Gold Resource Corp. (b)	14,718	312,758
Golden Minerals Co. (a) (b)	14,415	83,751
Golden Star Resources, Ltd. (a) (b)	138,555	228,616
Haynes International, Inc. (a)	6,653	363,254
Hecla Mining Co. (a) (b)	149,030	779,427
Horsehead Holding Corp. (b)	24,392	219,772
Jaguar Mining, Inc. (a) (b)	45,331	289,212
Kaiser Aluminum Corp. (a)	9,495	435,631
Materion Corp. (a) (b)	10,677	259,238
Metals USA Holdings Corp. (b)	6,746	75,893
Midway Gold Corp. (b)	41,403	87,360
Noranda Aluminum Holding Corp. (b)	11,773	97,127
Olympic Steel, Inc. (a)	4,963	115,737
Paramount Gold & Silver Corp. (a) (b)	60,688	129,872
RTI International Metals, Inc. (a) (b)	16,034	372,149
Stillwater Mining Co. (b)	61,243	640,602
SunCoke Energy, Inc. (b)	7,573	84,818

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—(Continued)
Thompson Creek Metals Co., Inc. (b)	79,141	$550,821
U.S. Gold Corp. (a) (b)	53,951	181,275
Universal Stainless & Alloy (b)	4,303	160,760
Vista Gold Corp. (b)	36,806	112,994
Worthington Industries, Inc. (a)	30,474	499,164

		8,489,740

Multi-Utilities—0.4%
Avista Corp. (a)	30,460	784,345
Black Hills Corp.	20,699	695,072
CH Energy Group, Inc. (a)	8,361	488,115
NorthWestern Corp.	19,221	687,920

		2,655,452

Multiline Retail—0.3%
99 Cents Only Stores (b)	24,845	545,348
Fred’s, Inc.	22,557	328,881
Saks, Inc. (a) (b)	59,754	582,601
Tuesday Morning Corp. (a) (b)	36,253	125,073

		1,581,903

Oil, Gas & Consumable Fuels—4.4%
Abraxas Petroleum Corp. (a) (b)	44,174	145,774
Amyris, Inc. (a) (b)	9,139	105,464
Apco Oil & Gas International, Inc.	4,986	407,456
Approach Resources, Inc. (a) (b)	13,962	410,622
ATP Oil & Gas Corp. (a) (b)	22,845	168,139
Berry Petroleum Co. (a)	27,063	1,137,187
Bill Barrett Corp. (b)	24,562	836,827
BPZ Resources, Inc. (a) (b)	51,873	147,319
Callon Petroleum Co. (b)	21,070	104,718
Carrizo Oil & Gas, Inc. (a) (b)	20,175	531,611
Cheniere Energy, Inc. (b)	42,768	371,654
Clayton Williams Energy, Inc. (a) (b)	3,222	244,485
Clean Energy Fuels Corp. (a) (b)	29,410	366,449
Cloud Peak Energy, Inc. (b)	31,583	610,184
Comstock Resources, Inc. (a) (b)	24,676	377,543
Contango Oil & Gas Co. (b)	6,514	378,984
Crosstex Energy, Inc. (b)	21,727	274,629
CVR Energy, Inc. (b)	45,487	851,971
Delek U.S. Holdings, Inc. (a)	8,058	91,942
Endeavour International Corp. (a) (b)	20,189	175,442
Energy Partners, Ltd. (b)	15,648	228,461
Energy XXI Bermuda, Ltd. (b)	39,552	1,260,918
Evolution Petroleum Corp. (b)	9,398	75,654
Frontline, Ltd. (a)	26,706	114,569
FX Energy, Inc. (b)	25,184	120,883
Gastar Exploration, Ltd. (b)	25,918	82,419
Georesources, Inc. (b)	10,352	303,417
Golar LNG, Ltd. (a) (b)	22,388	995,147
Goodrich Petroleum Corp. (a) (b)	13,200	181,236
Green Plains Renewable Energy, Inc. (b)	14,814	144,585
Gulfport Energy Corp. (b)	23,818	701,440
Harvest Natural Resources, Inc. (a) (b)	18,713	138,102
Houston American Energy Corp. (a)	9,855	120,132

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Hyperdynamics Corp. (a) (b)	80,603	$197,477
James River Coal Co. (a) (b)	19,025	131,653
KiOR, Inc. (a) (b)	5,848	59,533
Knightbridge Tankers, Ltd. (a)	11,930	163,083
Kodiak Oil & Gas Corp. (b)	136,267	1,294,536
Magnum Hunter Resources Corp. (a) (b)	57,703	311,019
McMoRan Exploration Co. (a) (b)	50,349	732,578
Nordic American Tanker Shipping (a)	25,095	300,889
Northern Oil & Gas, Inc. (a) (b)	32,713	784,458
Oasis Petroleum, Inc. (b)	33,287	968,319
Overseas Shipholding Group, Inc. (a)	13,705	149,796
Panhandle Oil & Gas, Inc. (a)	5,321	174,582
Patriot Coal Corp. (a) (b)	47,301	400,639
Penn Virginia Corp. (a)	25,144	133,012
Petroleum Development Corp. (b)	12,396	435,224
PetroQuest Energy, Inc. (a) (b)	28,823	190,232
Rentech, Inc. (b)	119,980	157,174
Resolute Energy Corp. (b)	23,915	258,282
REX American Resources Corp. (b)	3,606	79,729
Rex Energy Corp. (b)	18,755	276,824
Rosetta Resources, Inc. (b)	28,068	1,220,958
Scorpio Tankers, Inc. (b)	11,713	57,277
SemGroup Corp. (b)	21,505	560,420
Ship Finance International, Ltd. (a)	23,811	222,395
Solazyme, Inc. (a) (b)	6,470	76,993
Stone Energy Corp. (b)	25,391	669,815
Swift Energy Co. (b)	22,073	656,010
Targa Resources Corp.	8,810	358,479
Teekay Tankers, Ltd. (a)	20,919	73,635
Triangle Petroleum Corp. (a) (b)	22,250	132,832
Uranerz Energy Corp. (b)	37,266	67,824
Uranium Energy Corp. (a) (b)	40,569	124,141
USEC, Inc. (a) (b)	63,922	72,871
Vaalco Energy, Inc. (b)	27,127	163,847
Venoco, Inc. (b)	15,318	103,703
W&T Offshore, Inc.	21,228	450,246
Warren Resources, Inc. (a) (b)	41,839	136,395
Western Refining, Inc. (a) (b)	30,756	408,747
World Fuel Services Corp. (a)	37,512	1,574,754

		26,535,744

Paper & Forest Products—0.6%
Buckeye Technologies, Inc. (a) (b)	21,132	706,654
Clearwater Paper Corp. (b)	12,752	454,099
Deltic Timber Corp. (a)	6,001	362,400
KapStone Paper & Packaging Corp. (b)	21,154	332,964
Louisiana-Pacific Corp. (a) (b)	68,283	551,044
Neenah Paper, Inc.	7,745	172,869
PH Glatfelter Co. (a)	25,902	365,736
Schweitzer-Mauduit International, Inc. (a)	8,652	575,012
Wausau Paper Corp. (b)	26,808	221,434

		3,742,212

Personal Products—0.5%
Elizabeth Arden, Inc. (a) (b)	13,201	488,965
Inter Parfums, Inc. (a)	8,191	127,452

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—(Continued)
Medifast, Inc. (b)	7,275	$99,813
Nature’s Sunshine Products, Inc. (b)	5,787	89,814
Nu Skin Enterprises, Inc.	29,788	1,446,803
Prestige Brands Holdings, Inc. (b)	26,054	293,628
Revlon, Inc. (b)	6,172	91,778
Schiff Nutrition International, Inc. (b)	6,303	67,442
USANA Health Sciences, Inc. (a) (b)	3,383	102,742

		2,808,437

Pharmaceuticals—1.8%
Aegerion Pharmaceuticals, Inc. (a) (b)	4,720	79,013
Akorn, Inc. (b)	33,137	368,484
Ardea Biosciences, Inc. (a) (b)	9,802	164,772
Auxilium Pharmaceuticals, Inc. (b)	24,788	494,025
AVANIR Pharmaceuticals, Inc. (a) (b)	64,298	131,811
Cadence Pharmaceuticals, Inc. (b)	28,947	114,341
Columbia Laboratories, Inc. (b)	38,006	95,015
Corcept Therapeutics, Inc. (b)	16,369	55,982
Depomed, Inc. (a) (b)	31,001	160,585
Hi-Tech Pharmacal Co., Inc. (b)	6,764	263,052
Impax Laboratories, Inc. (b)	36,570	737,617
ISTA Pharmaceuticals, Inc. (b)	13,434	94,710
Jazz Pharmaceuticals, Inc. (b)	12,827	495,507
MAP Pharmaceuticals, Inc. (b)	11,326	149,163
Medicis Pharmaceutical Corp.	32,725	1,088,106
Nektar Therapeutics (a) (b)	61,506	344,126
Obagi Medical Products, Inc. (b)	10,682	108,529
Optimer Pharmaceuticals, Inc. (a) (b)	25,010	306,122
Pain Therapeutics, Inc. (a) (b)	19,603	74,491
Par Pharmaceutical Cos., Inc. (b)	19,005	622,034
Questcor Pharmaceuticals, Inc. (b)	28,104	1,168,564
Sagent Pharmaceuticals, Inc. (a) (b)	3,446	72,366
Salix Pharmaceuticals, Ltd. (b)	30,924	1,479,713
Santarus, Inc. (a) (b)	31,685	104,877
The Medicines Co. (b)	29,350	547,084
Viropharma, Inc. (b)	37,716	1,033,041
Vivus, Inc. (b)	45,158	440,291
XenoPort, Inc. (b)	20,130	76,695

		10,870,116

Professional Services—1.5%
Acacia Research Corp. (b)	23,599	861,599
Barrett Business Services, Inc. (a)	4,246	84,750
CBIZ, Inc. (b)	20,130	122,994
CDI Corp. (a)	7,746	106,972
CoStar Group, Inc. (b)	13,102	874,296
CRA International, Inc. (a) (b)	6,362	126,222
Exponent, Inc. (a) (b)	7,795	358,336
Franklin Covey Co. (b)	8,163	69,141
FTI Consulting, Inc. (b)	21,878	928,065
GP Strategies Corp. (a) (b)	8,646	116,548
Heidrick & Struggles International, Inc. (a)	9,634	207,516
Hill International, Inc. (a) (b)	12,945	66,537
Hudson Highland Group, Inc. (a) (b)	18,749	89,808
Huron Consulting Group, Inc. (b)	12,415	480,957
ICF International, Inc. (b)	10,002	247,850

Security Description	Shares	Value*

Professional Services—(Continued)
Insperity, Inc.	12,162	$308,307
Kelly Services, Inc. (Class A) (b)	14,944	204,434
Kforce, Inc. (a) (b)	16,944	208,920
Korn/Ferry International (a) (b)	24,691	421,228
Mistras Group, Inc. (b)	8,222	209,579
Navigant Consulting, Inc. (b)	27,414	312,794
Odyssey Marine Exploration, Inc. (a) (b)	34,854	95,500
On Assignment, Inc. (b)	20,637	230,722
Resources Connection, Inc. (a) (b)	25,492	269,960
RPX Corp. (b)	4,951	62,630
The Advisory Board Co. (a) (b)	8,403	623,587
The Corporate Executive Board Co.	18,550	706,755
The Dolan Co. (b)	17,796	151,622
TrueBlue, Inc. (a) (b)	23,593	327,471

		8,875,100

Real Estate Investment Trusts—8.5%
Acadia Realty Trust	22,237	447,853
AG Mortgage Investment Trust, Inc. (a)	3,658	73,636
Agree Realty Corp. (a)	6,955	169,563
Alexander’s, Inc. (a)	1,140	421,834
American Assets Trust, Inc.	17,413	357,141
American Campus Communities, Inc. (a)	35,848	1,504,182
American Capital Mortgage Investment Corp. (a)	4,494	84,577
Anworth Mortgage Asset Corp.	71,422	448,530
Apollo Commercial Real Estate Finance, Inc. (a)	9,565	125,588
ARMOUR Residential REIT, Inc. (a)	49,717	350,505
Ashford Hospitality Trust, Inc. (a)	26,955	215,640
Associated Estates Realty Corp.	22,128	352,942
BioMed Realty Trust, Inc.	81,197	1,468,042
CapLease, Inc. (a)	32,653	131,918
Capstead Mortgage Corp. (a)	43,548	541,737
CBL & Associates Properties, Inc. (a)	76,872	1,206,890
Cedar Shopping Centers, Inc.	29,807	128,468
Chatham Lodging Trust (b)	7,033	75,816
Chesapeake Lodging Trust	16,661	257,579
Cogdell Spencer, Inc. (a)	23,520	99,960
Colonial Properties Trust	43,952	916,839
Colony Financial, Inc.	17,355	272,647
Cousins Properties, Inc. (a)	48,936	313,680
CreXus Investment Corp.	30,610	317,732
CubeSmart	65,063	692,270
CYS Investments, Inc. (a)	42,781	562,142
DCT Industrial Trust, Inc. (a)	131,983	675,753
DiamondRock Hospitality Co.	88,916	857,150
DuPont Fabros Technology, Inc.	30,476	738,129
Dynex Capital, Inc. (a)	19,754	180,354
EastGroup Properties, Inc.	14,252	619,677
Education Realty Trust, Inc. (a)	49,041	501,689
Entertainment Properties Trust	24,953	1,090,696
Equity Lifestyle Properties, Inc. (a)	16,808	1,120,926
Equity One, Inc.	27,801	472,061
Excel Trust, Inc.	15,986	191,832
Extra Space Storage, Inc. (a)	49,561	1,200,863
FelCor Lodging Trust, Inc. (b)	65,654	200,245
First Industrial Realty Trust, Inc. (b)	46,135	471,961

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
First Potomac Realty Trust (a)	26,546	$346,425
Franklin Street Properties Corp. (a)	37,474	372,866
Getty Realty Corp.	13,375	186,581
Gladstone Commercial Corp. (a)	5,368	94,208
Glimcher Realty Trust (a)	54,057	497,324
Government Properties Income Trust (a)	18,283	412,282
Hatteras Financial Corp.	40,957	1,080,036
Healthcare Realty Trust, Inc. (a)	40,160	746,574
Hersha Hospitality Trust	71,668	349,740
Highwoods Properties, Inc. (a)	38,410	1,139,625
Home Properties, Inc.	25,348	1,459,284
Hudson Pacific Properties, Inc.	10,536	149,190
Inland Real Estate Corp.	40,919	311,394
Invesco Mortgage Capital, Inc. (a)	63,490	892,035
Investors Real Estate Trust (a)	41,174	300,364
iStar Financial, Inc. (a) (b)	52,223	276,260
Kilroy Realty Corp.	30,829	1,173,660
Kite Realty Group Trust	26,867	121,170
LaSalle Hotel Properties	44,800	1,084,608
Lexington Realty Trust (a)	62,036	464,650
LTC Properties, Inc.	16,356	504,746
Medical Properties Trust, Inc. (a)	58,991	582,241
MFA Financial, Inc.	192,324	1,292,417
Mid-America Apartment Communities, Inc.	19,959	1,248,435
Mission West Properties, Inc. (a)	9,369	84,508
Monmouth Real Estate Investment Corp.	18,349	167,893
National Health Investors, Inc. (a)	12,867	565,891
National Retail Properties, Inc.	55,136	1,454,488
Newcastle Investment Corp.	56,439	262,441
NorthStar Realty Finance Corp.	50,473	240,756
Omega Healthcare Investors, Inc.	53,736	1,039,792
One Liberty Properties, Inc.	4,761	78,557
Parkway Properties, Inc. (a)	12,421	122,471
Pebblebrook Hotel Trust	27,073	519,260
Pennsylvania Real Estate Investment Trust	29,782	310,924
Pennymac Mortgage Investment Trust	14,421	239,677
Post Properties, Inc.	26,016	1,137,420
Potlatch Corp.	21,362	664,572
PS Business Parks, Inc.	10,027	555,797
RAIT Financial Trust (a)	19,538	92,806
Ramco-Gershenson Properties Trust (a)	20,773	204,199
Redwood Trust, Inc.	42,013	427,692
Resource Capital Corp. (a)	36,902	207,020
Retail Opportunity Investments Corp. (a)	26,692	316,033
RLJ Lodging Trust	14,266	240,097
Sabra Healthcare REIT, Inc.	19,024	230,000
Saul Centers, Inc. (a)	5,152	182,484
Sovran Self Storage, Inc.	14,738	628,870
STAG Industrial, Inc. (a)	8,225	94,341
Starwood Property Trust, Inc.	49,077	908,415
Strategic Hotels & Resorts, Inc. (b)	90,570	486,361
Sun Communities, Inc.	11,004	401,976
Sunstone Hotel Investors, Inc. (b)	62,370	508,316
Tanger Factory Outlet Centers	45,370	1,330,248
Terreno Realty Corp.	5,361	81,166
Two Harbors Investment Corp.	72,606	670,879
Universal Health Realty Income Trust	6,109	238,251

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Urstadt Biddle Properties, Inc.	14,715	$266,047
Walter Investment Management Corp.	13,385	274,526
Washington Real Estate Investment Trust (a)	34,852	953,202
Winthrop Realty Trust	15,621	158,866

		51,291,404

Real Estate Management & Development—0.2%
Campus Crest Communities, Inc.	16,780	168,807
Coresite Realty Corp. (a)	10,812	192,670
Forestar Group, Inc. (a) (b)	19,634	297,062
Kennedy-Wilson Holdings, Inc. (b)	14,795	156,531
Tejon Ranch Co. (b)	7,566	185,216

		1,000,286

Road & Rail—1.2%
Amerco, Inc. (a) (b)	4,634	409,646
Arkansas Best Corp.	13,889	267,641
Avis Budget Group, Inc. (b)	55,465	594,585
Celadon Group, Inc. (b)	9,437	111,451
Dollar Thrifty Automotive Group, Inc. (b)	15,373	1,080,107
Genesee & Wyoming, Inc. (b)	20,712	1,254,733
Heartland Express, Inc. (a)	25,939	370,668
Knight Transportation, Inc. (a)	31,823	497,712
Marten Transport, Ltd. (a) (b)	8,816	158,600
Old Dominion Freight Line, Inc. (b)	24,584	996,389
Patriot Transportation Holding, Inc. (a) (b)	3,197	69,375
Quality Distribution, Inc. (b)	7,750	87,187
RailAmerica, Inc. (a) (b)	12,701	189,118
Roadrunner Transportation Systems, Inc. (b)	5,875	83,014
Saia, Inc. (a) (b)	7,890	98,467
Swift Transportation Co. (b)	41,048	338,236
Werner Enterprises, Inc.	23,073	556,059
Zipcar, Inc. (b)	5,307	71,220

		7,234,208

Semiconductors & Semiconductor Equipment—3.6%
Advanced Analogic Technologies, Inc. (b)	24,209	139,928
Advanced Energy Industries, Inc. (b)	22,569	242,165
Amkor Technology, Inc. (b)	58,594	255,470
Anadigics, Inc. (a) (b)	35,789	78,378
Applied Micro Circuits Corp. (b)	32,651	219,415
ATMI, Inc. (b)	16,612	332,738
Axcelis Technologies, Inc. (b)	57,588	76,592
AXT, Inc. (a) (b)	17,139	71,470
Brooks Automation, Inc. (b)	36,289	372,688
Cabot Microelectronics Corp. (a) (b)	12,507	590,956
Cavium, Inc. (a) (b)	27,085	770,027
CEVA, Inc. (a) (b)	13,754	416,196
Cirrus Logic, Inc. (a) (b)	37,154	588,891
Cohu, Inc. (a)	11,848	134,475
Cymer, Inc. (b)	16,143	803,276
Diodes, Inc. (a) (b)	18,315	390,109
DSP Group, Inc. (b)	13,388	69,751
Entegris, Inc. (b)	70,530	615,374
Entropic Communications, Inc. (b)	44,392	226,843
Exar Corp. (a) (b) (c)	20,123	130,799

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
FEI Co. (b)	20,566	$838,681
FormFactor, Inc. (a) (b) (c)	27,182	137,541
FSI International, Inc. (b)	22,589	82,676
GT Advanced Technologies, Inc. (a) (b)	65,230	472,265
Hittite Microwave Corp. (b)	17,397	859,064
Inphi Corp. (a) (b)	10,631	127,147
Integrated Device Technology, Inc. (b)	82,802	452,099
Integrated Silicon Solution, Inc. (b)	14,137	129,212
IXYS Corp. (a) (b)	13,771	149,140
Kopin Corp. (a) (b)	34,528	133,969
Kulicke & Soffa Industries, Inc. (b)	38,887	359,705
Lattice Semiconductor Corp. (b)	61,578	365,773
LTX-Credence Corp. (b)	26,473	141,631
Micrel, Inc. (a)	25,489	257,694
Microsemi Corp. (b)	47,861	801,672
Mindspeed Technologies, Inc. (a) (b)	17,338	79,408
MIPS Technologies, Inc. (a) (b)	25,612	114,229
MKS Instruments, Inc. (a) (b)	29,403	817,991
Monolithic Power Systems, Inc. (a) (b)	16,249	244,872
Nanometrics, Inc. (b)	9,834	181,142
Netlogic Microsystems, Inc. (b)	36,050	1,786,998
NVE Corp. (b)	2,605	144,656
OmniVision Technologies, Inc. (b)	29,909	365,937
PDF Solutions, Inc. (b)	13,439	93,670
Pericom Semiconductor Corp. (a) (b)	14,116	107,423
Photronics, Inc. (b)	30,362	184,601
PLX Technology, Inc. (a) (b)	23,066	66,199
Power Integrations, Inc. (a)	14,941	495,444
Rambus, Inc. (b)	50,877	384,121
RF Micro Devices, Inc. (b)	144,045	777,843
Rubicon Technology, Inc. (b)	9,248	86,839
Rudolph Technologies, Inc. (a) (b)	18,288	169,347
Semtech Corp. (b)	34,355	852,691
Sigma Designs, Inc. (a) (b)	17,366	104,196
Silicon Image, Inc. (b)	41,704	196,009
Spansion, Inc. (b)	26,069	215,851
Standard Microsystems Corp. (b)	11,905	306,792
Supertex, Inc. (a) (b)	7,844	148,095
Tessera Technologies, Inc. (b)	27,229	456,086
TriQuint Semiconductor, Inc. (b) (c)	83,251	405,432
Ultra Clean Holdings (a) (b)	13,300	81,263
Ultratech, Inc. (b)	13,618	334,594
Veeco Instruments, Inc. (b)	21,485	446,888
Volterra Semiconductor Corp. (b)	12,513	320,458

		21,802,885

Software—4.5%
ACI Worldwide, Inc. (b)	17,977	514,861
Actuate Corp. (b)	24,071	141,056
Advent Software, Inc. (b)	16,892	411,489
American Software, Inc. (a)	12,761	120,591
Aspen Technology, Inc. (b)	43,838	760,589
Blackbaud, Inc. (a)	24,124	668,235
Bottomline Technologies, Inc. (b)	19,170	444,169
BroadSoft, Inc. (b)	11,682	352,796
Callidus Software, Inc. (b)	15,535	99,735

Security Description	Shares	Value*

Software—(Continued)
CommVault Systems, Inc. (b)	24,309	$1,038,480
Concur Technologies, Inc. (a) (b)	24,621	1,250,501
Convio, Inc. (b)	7,025	77,696
Deltek, Inc. (b)	10,644	104,524
DemandTec, Inc. (b)	16,735	220,400
Digimarc Corp. (b)	3,740	89,349
Ebix, Inc. (a) (b)	16,296	360,142
EPIQ Systems, Inc. (a) (b)	17,942	215,663
Fair Isaac Corp.	18,943	678,917
Glu Mobile, Inc. (a) (b)	27,404	86,049
Imperva, Inc. (b)	4,044	140,772
Interactive Intelligence Group (b)	9,087	208,274
Jack Henry & Associates, Inc.	45,406	1,526,096
JDA Software Group, Inc. (b)	23,538	762,396
Kenexa Corp. (a) (b)	13,904	371,237
Magma Design Automation, Inc. (a) (b)	36,257	260,325
Manhattan Associates, Inc. (b)	10,927	442,325
Mentor Graphics Corp. (b)	49,891	676,522
MicroStrategy, Inc. (b)	4,507	488,198
Monotype Imaging Holdings, Inc. (b)	18,530	288,883
Netscout Systems, Inc. (b)	19,351	340,578
NetSuite, Inc. (b)	14,101	571,796
Opnet Technologies, Inc. (a)	7,388	270,918
Parametric Technology Corp. (b) (c)	62,200	1,135,772
Pegasystems, Inc. (a)	10,113	297,322
Progress Software Corp. (b)	35,876	694,201
PROS Holdings, Inc. (b)	11,234	167,162
QLIK Technologies, Inc. (b)	36,470	882,574
Quest Software, Inc. (b)	30,202	561,757
RealD, Inc. (b)	26,034	206,710
RealPage, Inc. (b)	15,709	396,966
S1 Corp. (a) (b)	28,673	274,401
SolarWinds, Inc. (b)	29,521	825,112
Sourcefire, Inc. (a) (b)	14,769	478,220
SS&C Technologies Holdings, Inc. (b)	13,065	235,954
SuccessFactors, Inc. (a) (b)	45,489	1,813,646
Synchronoss Technologies, Inc. (a) (b)	13,691	413,605
Take-Two Interactive Software, Inc. (b)	37,813	512,366
Taleo Corp. (b)	23,247	899,426
Tangoe, Inc. (b)	5,903	90,906
TeleNav, Inc. (b)	8,534	66,650
TiVo, Inc. (b)	63,638	570,833
Tyler Technologies, Inc. (a) (b)	17,078	514,219
Ultimate Software Group, Inc. (a) (b)	14,242	927,439
VASCO Data Security International, Inc. (a) (b)	15,031	98,002
Verint Systems, Inc. (b)	10,973	302,196
VirnetX Holding Corp. (a) (b)	21,091	526,642
Wave Systems Corp. (a) (b)	43,470	94,330
Websense, Inc. (b)	22,427	420,058

		27,390,031

Specialty Retail—3.4%
Aeropostale, Inc. (b)	41,826	637,846
America’s Car-Mart, Inc. (a) (b)	5,173	202,678
ANN, Inc. (b)	28,431	704,520
Asbury Automotive Group, Inc. (b)	16,056	346,167

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Ascena Retail Group, Inc. (b)	33,362	$991,519
Barnes & Noble, Inc. (a)	15,046	217,866
Bebe Stores, Inc.	19,159	159,594
Big 5 Sporting Goods Corp.	12,258	127,974
Body Central Corp. (b)	6,092	152,056
Brown Shoe Co., Inc. (a)	23,566	209,737
Build-A-Bear-Workshop, Inc. (b)	8,866	75,006
Cabela’s, Inc. (b)	24,569	624,544
Casual Male Retail Group, Inc. (b)	24,197	82,754
Charming Shoppes, Inc. (a) (b)	64,753	317,290
Citi Trends, Inc. (b)	8,551	75,078
Collective Brands, Inc. (a) (b) (c)	35,085	504,171
Conn’s, Inc. (b)	8,800	97,680
Cost Plus, Inc. (a) (b)	9,840	95,940
Destination Maternity Corp. (a)	5,886	98,414
Express, Inc. (b)	28,630	570,882
Francesca’s Holdings Corp. (b)	5,677	98,212
Genesco, Inc. (b)	12,817	791,322
GNC Holdings, Inc. (b)	11,837	342,681
Group 1 Automotive, Inc. (a)	11,976	620,357
Haverty Furniture Cos., Inc. (a) (b)	10,391	114,093
hhgregg, Inc. (a) (b)	10,398	150,251
Hibbett Sports, Inc. (a) (b)	15,566	703,272
HOT Topic, Inc. (a)	24,702	163,280
JOS A. Bank Clothiers, Inc. (a) (b)	14,680	715,797
Kirkland’s, Inc. (b)	9,307	123,783
Lithia Motors, Inc. (b)	11,200	244,832
Lumber Liquidators Holdings, Inc. (b)	12,132	214,251
MarineMax, Inc. (a) (b)	12,696	82,778
Mattress Firm Holding Corp. (b)	4,304	99,810
Monro Muffler Brake, Inc. (a)	16,141	626,109
Office Depot, Inc. (b)	143,820	309,213
OfficeMax, Inc. (a) (b)	45,653	207,265
Penske Automotive Group, Inc. (a)	24,131	464,522
PEP Boys-Manny, Moe & Jack	28,658	315,238
Pier 1 Imports, Inc. (b)	51,416	716,225
Rent-A-Center, Inc.	31,121	1,151,477
Rue21, Inc. (a) (b)	8,039	173,642
Select Comfort Corp. (b)	29,844	647,316
Shoe Carnival, Inc. (a) (b)	5,485	140,965
Sonic Automotive, Inc. (a) (b)	22,059	326,694
Stage Stores, Inc.	16,362	227,268
Stein Mart, Inc. (b)	15,504	105,582
Systemax, Inc. (a) (b)	6,631	108,815
Talbots, Inc. (a) (b)	38,055	101,226
The Buckle, Inc. (a)	13,965	570,750
The Cato Corp. (a)	15,629	378,222
The Children’s Place Retail Stores, Inc. (b)	13,647	724,929
The Finish Line, Inc. (Class A)	27,561	531,514
The Men’s Wearhouse, Inc.	27,919	904,855
The Wet Seal, Inc. (b)	55,470	180,832
Vitamin Shoppe, Inc. (b)	12,857	512,737
West Marine, Inc. (a) (b)	8,963	104,240
Winmark Corp.	1,349	77,392
Zale Corp. (b)	19,271	73,423
Zumiez, Inc. (a) (b)	11,433	317,380

		20,754,266

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—1.6%
Carter’s, Inc. (a) (b)	25,739	$1,024,669
Columbia Sportswear Co.	6,412	298,479
CROCS, Inc. (b) (c)	48,032	709,433
Delta Apparel, Inc. (a) (b)	4,292	81,934
G-III Apparel Group, Ltd. (a) (b)	10,468	260,758
Iconix Brand Group, Inc. (b)	39,147	637,705
Liz Claiborne, Inc. (a) (b)	53,725	463,647
Maidenform Brands, Inc. (b)	12,548	229,628
Movado Group, Inc.	10,013	181,936
Oxford Industries, Inc. (a)	7,682	346,612
Perry Ellis International, Inc. (b)	7,288	103,635
Quiksilver, Inc. (a) (b)	66,625	240,516
Skechers U.S.A., Inc. (a) (b)	22,469	272,324
Steven Madden, Ltd. (b)	21,206	731,607
The Jones Group, Inc.	47,330	499,331
The Warnaco Group, Inc. (b)	21,450	1,073,358
True Religion Apparel, Inc. (b)	13,933	481,803
UniFirst Corp.	7,601	431,281
Vera Bradley, Inc. (a) (b)	10,263	330,982
Weyco Group, Inc. (a)	4,154	101,981
Wolverine World Wide, Inc.	26,795	954,974

		9,456,593

Thrifts & Mortgage Finance—1.1%
Apollo Residential Mortgage, Inc. (a)	6,340	96,748
Astoria Financial Corp. (a)	45,199	383,739
Bank Mutual Corp. (a)	27,281	86,754
Beneficial Mutual Bancorp, Inc. (a) (b)	18,913	158,113
Berkshire Hill Bancorp, Inc. (a)	10,709	237,633
Bofi Holding, Inc. (b)	4,567	74,214
Brookline Bancorp, Inc.	32,815	276,959
Dime Community Bancshares	15,501	195,313
ESB Financial Corp.	6,457	90,850
Federal Agricultural Mortage Corp.	5,480	98,750
First Defiance Financial Corp. (a)	5,038	73,504
First Financial Holdings, Inc. (a)	9,523	85,040
Flushing Financial Corp.	17,365	219,320
Fox Chase Bancorp, Inc.	7,539	95,218
Franklin Financial Corp. (a) (b)	7,196	85,201
Home Federal Bancorp, Inc. (a)	10,146	105,518
Kearny Financial Corp. (a)	7,547	71,696
MGIC Investment Corp. (a) (b)	96,039	358,225
Northwest Bancshares, Inc.	56,199	699,116
OceanFirst Financial Corp.	6,649	86,902
Ocwen Financial Corp. (b)	50,839	736,149
Oritani Financial Corp. (a)	27,773	354,661
Provident Financial Services, Inc. (a)	31,811	425,949
Provident New York Bancorp (a)	20,537	136,366
Radian Group, Inc. (a)	72,637	169,971
Rockville Financial, Inc.	15,288	158,384
Territorial Bancorp, Inc. (a)	7,186	141,923
TrustCo Bank Corp.	49,973	280,348
United Financial Bancorp, Inc. (a)	9,478	152,501
ViewPoint Financial Group (a)	18,051	234,843
Walker & Dunlop, Inc. (b)	5,635	70,776
Westfield Financial, Inc. (a)	15,381	113,204
WSFS Financial Corp. (a)	3,209	115,396

		6,669,284

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—0.2%
Alliance One International, Inc. (a) (b)	51,865	$141,073
Star Scientific, Inc. (a) (b)	54,106	117,951
Universal Corp. (a)	12,065	554,507
Vector Group, Ltd. (a)	24,893	442,100

		1,255,631

Trading Companies & Distributors—1.1%
Aceto Corp.	12,038	83,062
Aircastle, Ltd. (a)	30,075	382,554
Applied Industrial Technologies, Inc. (a)	23,715	834,057
Beacon Roofing Supply, Inc. (a) (b)	24,991	505,568
CAI International, Inc. (b)	5,966	92,234
DXP Enterprises, Inc. (b)	4,456	143,483
H&E Equipment Services, Inc. (a) (b)	14,207	190,658
Houston Wire & Cable Co. (a)	10,450	144,419
Interline Brands, Inc. (a) (b)	18,029	280,711
Kaman Corp. (a)	14,024	383,136
RSC Holdings, Inc. (a) (b)	35,104	649,424
Rush Enterprises, Inc.(a) (b)	17,833	373,066
SeaCube Container Leasing, Ltd.	6,223	92,163
TAL International Group, Inc. (a)	11,748	338,225
Textainer Group Holdings, Ltd. (a)	5,684	165,518
Titan Machinery, Inc. (a) (b)	7,971	173,210
United Rentals, Inc. (a) (b)	32,507	960,582
Watsco, Inc. (a)	14,680	963,889

		6,755,959

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc. (b)	11,661	163,137

Water Utilities—0.3%
American States Water Co. (a)	9,894	345,301
Artesian Resources Corp.	4,110	77,391
Cadiz, Inc. (b)	7,038	67,776
California Water Service Group (a)	24,070	439,518
Connecticut Water Service, Inc. (a)	4,800	130,224
Consolidated Water Co., Ltd. (a)	7,512	64,453
Middlesex Water Co. (a)	7,497	139,894
Pennichuck Corp.	2,426	69,942
SJW Corp. (a)	7,394	174,794
York Water Co. (a)	6,695	118,100

		1,627,393

Wireless Telecommunication Services—0.2%
Leap Wireless International, Inc. (a) (b)	31,644	293,973
NTELOS Holdings Corp. (a)	7,785	158,658
Pendrell Corp. (b)	78,328	200,520
Shenandoah Telecommunications Co. (a)	12,542	131,440
USA Mobility, Inc.	11,723	162,598

		947,189

Total Common Stock (Identified Cost $558,651,237)		580,266,750

Mutual Funds—1.8%
Security Description	Shares/Par Amount	Value*

Exchange Traded Funds—1.8%
iShares Russell 2000 Index Fund (a)	147,000	$10,832,430

Total Mutual Funds (Identified Cost $9,999,951)		10,832,430

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (b)	5,769	0

Total Warrants (Identified Cost $0)		0

Short Term Investments—28.6%

Discount Notes—1.5%
Federal Home Loan Bank 0.016%, 01/18/12	$2,675,000	2,674,955
Federal Home Loan Mortgage Corp. 0.016%, 05/09/12	300,000	299,946
Federal National Mortgage Association 0.016%, 02/06/12	1,100,000	1,099,944
0.016%, 03/21/12	4,275,000	4,274,327
0.094%, 02/06/12	600,000	599,976

		8,949,148

Mutual Funds – 26.4%
State Street Navigator Securities Lending Prime Portfolio (d)	159,634,406	159,634,406

U.S. Treasury—0.7%
U.S. Treasury Bills 0.013%, 04/05/12	775,000	774,968
0.013%, 05/03/12	2,200,000	2,199,850
0.043%, 06/07/12	1,225,000	1,224,836

		4,199,654

Total Short Term Investments (Identified Cost $172,783,208)		172,783,208

Total Investments—126.3% (Identified Cost $741,434,396) (e)		763,882,388
Liabilities in excess of other assets		(159,043,933)

Net Assets—100.0%		$604,838,455

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $154,158,075 and the collateral received consisted of cash in the amount of $159,634,406 and non-cash collateral with a value of $42,805. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $3,747,295.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $746,891,930. The aggregate unrealized appreciation and depreciation of investments was $118,452,628 and $(101,462,170), respectively, resulting in net unrealized appreciation of $16,990,458 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Net Unrealized Depreciation
Russell 2000 Mini Index Futures	ICE Futures U.S.	3/16/2012	181	$13,437,965	$13,372,280	($65,685)

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock *	$580,266,750	$—	$—	$580,266,750
Total Mutual Funds *	10,832,430	—	—	10,832,430
Total Warrants *	—	—	—	—
Short Term Investments
Discount Notes	—	8,949,148	—	8,949,148
Mutual Funds	159,634,406	—	—	159,634,406
U.S. Treasury	—	4,199,654	—	4,199,654
Total Short Term Investments	159,634,406	13,148,802	—	172,783,208
Total Investments	$750,733,586	$13,148,802	$—	$763,882,388

Futures Contracts **
Futures Contracts Long (Net Unrealized Depreciation)	$(65,685)	$—	$—	$(65,685)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Convertible Preferred Stock
Balance as of December 31, 2010	$13,395
Transfers into level 3	0
Transfers out of level 3	0
Realized loss	(4,981)
Change in unrealized appreciation (depreciation)	0
Security purchases	0
Security sales	(8,414)
Balance as of December 31, 2011	$0

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$763,882,388
Cash		4,043
Receivable for:
Securities sold		2,140,351
Fund shares sold		95,352
Interest and dividends		828,191

Total Assets		766,950,325
Liabilities
Payable for:
Fund shares redeemed	$2,100,672
Futures variation margin	50,680
Foreign taxes	398
Collateral for securities loaned	159,634,406
Accrued expenses:
Management fees	128,064
Distribution and service fees	54,494
Deferred directors’ fees	24,731
Other expenses	118,425

Total Liabilities		162,111,870

Net Assets		$604,838,455

Net assets consists of:
Paid in surplus		$639,144,002
Undistributed net investment income		6,487,046
Accumulated net realized losses		(63,174,931)
Unrealized appreciation on investments and foreign currency transactions		22,382,338

Net Assets		$604,838,455

Net Assets
Class A		$350,256,027
Class B		167,991,468
Class E		25,127,454
Class G		61,463,506
Capital Shares (Authorized) Outstanding
Class A (60,000,000)		27,657,805
Class B (25,000,000)		13,511,513
Class E (10,000,000)		1,994,267
Class G (7,500,000)		4,953,824
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.66
Class B		12.43
Class E		12.60
Class G		12.41

(a)	Identified cost of investments was $741,434,396.
(b)	Includes securities on loan with a value of $154,158,075.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$7,931,472
Interest (b)		1,358,541

		9,290,013
Expenses
Management fees	$1,610,057
Distribution and service fees—Class B	431,206
Distribution and service fees—Class E	43,128
Distribution and service fees—Class G	171,928
Directors’ fees and expenses	50,558
Custodian and accounting	99,220
Audit and tax services	36,328
Legal	7,489
Shareholder reporting	198,434
Insurance	6,388
Miscellaneous	11,973

Total expenses	2,666,709
Less management fee waivers	(19,921)	2,646,788

Net Investment Income		6,643,225

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,472,123
Futures contracts	(213,738)
Foreign currency transactions	(178)	22,258,207

Net change in unrealized appreciation (depreciation) on:
Investments	(53,753,513)
Futures contracts	(351,992)
Foreign currency transactions	31	(54,105,474)

Net realized and unrealized loss		(31,847,267)

Net Decrease in Net Assets From Operations		$(25,204,042)

(a)	Net of foreign taxes of $4,253.
(b)	Includes net income on securities loaned of $1,350,976.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,643,225	$6,576,227
Net realized gain	22,258,207	15,360,586
Net change in unrealized appreciation (depreciation)	(54,105,474)	117,173,572

Increase (decrease) in net assets from operations	(25,204,042)	139,110,385

From Distributions to Shareholders
Net investment income
Class A	(4,142,232)	(4,061,422)
Class B	(1,469,117)	(1,372,860)
Class E	(276,610)	(307,676)
Class G	(461,741)	(131,056)

Total distributions	(6,349,700)	(5,873,014)

Decrease in net assets from capital share transactions	(18,303,810)	(6,727,177)

Total increase (decrease) in net assets	(49,857,552)	126,510,194

Net Assets
Beginning of the period	654,696,007	528,185,813

End of the period	$604,838,455	$654,696,007

Undistributed Net Investment Income
End of the period	$6,487,046	$6,444,586

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,295,286	$42,927,795	3,732,689	$42,481,325
Reinvestments	291,912	4,142,232	332,087	4,061,422
Redemptions	(6,406,921)	(84,384,810)	(6,475,552)	(73,610,840)

Net decrease	(2,819,723)	$(37,314,783)	(2,410,776)	$(27,068,093)

Class B
Sales	2,216,702	$27,784,276	1,798,905	$20,049,333
Reinvestments	105,313	1,469,117	114,025	1,372,860
Redemptions	(2,156,083)	(27,802,338)	(1,985,538)	(22,520,447)

Net increase (decrease)	165,932	$1,451,055	(72,608)	$(1,098,254)

Class E
Sales	421,567	$5,390,856	330,051	$3,717,898
Reinvestments	19,576	276,610	25,240	307,676
Redemptions	(907,958)	(11,967,783)	(727,854)	(8,280,682)

Net decrease	(466,815)	$(6,300,317)	(372,563)	$(4,255,108)

Class G
Sales	3,075,184	$40,006,450	2,952,797	$33,329,806
Reinvestments	33,147	461,741	10,903	131,056
Redemptions	(1,304,091)	(16,607,956)	(707,489)	(7,766,584)

Net increase	1,804,240	$23,860,235	2,256,211	$25,694,278

Decrease derived from capital share transactions		$(18,303,810)		$(6,727,177)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.33	$10.61	$8.89	$14.17	$15.68

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.14	0.13	0.20	0.22
Net realized and unrealized gain (loss) on investments	(0.68)	2.71	2.04	(4.71)	(0.38)

Total from investment operations	(0.53)	2.85	2.17	(4.51)	(0.16)

Less Distributions
Distributions from net investment income	(0.14)	(0.13)	(0.19)	(0.16)	(0.15)
Distributions from net realized capital gains	0.00	0.00	(0.26)	(0.61)	(1.20)

Total distributions	(0.14)	(0.13)	(0.45)	(0.77)	(1.35)

Net Asset Value, End of Period	$12.66	$13.33	$10.61	$8.89	$14.17

Total Return (%)	(4.10)	26.92	26.01	(33.45)	(1.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.32	0.35	0.32	0.32
Net ratio of expenses to average net assets (%) (b)	0.31	0.31	0.34	0.31	0.31
Ratio of net investment income to average net assets (%)	1.12	1.24	1.47	1.68	1.47
Portfolio turnover rate (%)	25	26	27	33	37
Net assets, end of period (in millions)	$350.26	$406.16	$348.95	$389.89	$610.84

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.09	$10.43	$8.74	$13.93	$15.44

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.11	0.11	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.66)	2.65	2.00	(4.63)	(0.38)

Total from investment operations	(0.55)	2.76	2.11	(4.46)	(0.20)

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.16)	(0.12)	(0.11)
Distributions from net realized capital gains	0.00	0.00	(0.26)	(0.61)	(1.20)

Total distributions	(0.11)	(0.10)	(0.42)	(0.73)	(1.31)

Net Asset Value, End of Period	$12.43	$13.09	$10.43	$8.74	$13.93

Total Return (%)	(4.29)	26.58	25.66	(33.57)	(1.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.57	0.60	0.57	0.57
Net ratio of expenses to average net assets (%) (b)	0.56	0.56	0.59	0.56	0.56
Ratio of net investment income to average net assets (%)	0.89	1.00	1.20	1.43	1.17
Portfolio turnover rate (%)	25	26	27	33	37
Net assets, end of period (in millions)	$167.99	$174.73	$139.99	$103.47	$160.85

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.26	$10.57	$8.85	$14.10	$15.61

Income (Loss) From Investment Operations
Net investment income (a)	0.13	0.12	0.12	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.67)	2.68	2.03	(4.69)	(0.37)

Total from investment operations	(0.54)	2.80	2.15	(4.51)	(0.18)

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.17)	(0.13)	(0.13)
Distributions from net realized capital gains	0.00	0.00	(0.26)	(0.61)	(1.20)

Total distributions	(0.12)	(0.11)	(0.43)	(0.74)	(1.33)

Net Asset Value, End of Period	$12.60	$13.26	$10.57	$8.85	$14.10

Total Return (%)	(4.16)	26.60	25.86	(33.52)	(1.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.47	0.50	0.47	0.47
Net ratio of expenses to average net assets (%) (b)	0.46	0.46	0.49	0.46	0.46
Ratio of net investment income to average net assets (%)	0.96	1.08	1.30	1.52	1.27
Portfolio turnover rate (%)	25	26	27	33	37
Net assets, end of period (in millions)	$25.13	$32.64	$29.94	$26.01	$46.86

	Class G
	Year ended December 31,
	2011	2010	2009(c)
Net Asset Value, Beginning of Period	$13.07	$10.41	$7.84

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.66)	2.64	2.49

Total from investment operations	(0.55)	2.76	2.57

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	0.00

Total distributions	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$12.41	$13.07	$10.41

Total Return (%)	(4.33)	26.54	32.78	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.62	0.65	(e)
Net ratio of expenses to average net assets (%) (b)	0.61	0.61	0.64	(e)
Ratio of net investment income to average net assets (%)	0.88	1.09	1.24	(e)
Portfolio turnover rate (%)	25	26	27
Net assets, end of period (in millions)	$61.46	$41.16	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFIC), and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2011 were $1,610,057.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average daily net assets
0.040%	On the first $500 million
0.030%	On the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2011 were $211,016.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$159,338,525	$0	$180,364,924

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2011, the unrealized depreciation on open equity index futures contracts was $(65,685). For the year ended December 31, 2011, the Portfolio had realized losses in the amount of $(213,738) which is shown under net realized loss on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(351,992) which is shown under net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$6,349,700	$5,873,014	$—	$—	$—	$—	$6,349,700	$5,873,014

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,551,211	$—	$16,990,489	$(57,822,516)	$—	$(34,280,816)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $57,822,516.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

MSF-32

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-33

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Russell 2000 Index Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-34

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-35

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-36

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-37

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-38

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-39

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-40

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-41

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-42

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-43

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Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned -1.12%, -1.34%, and -1.27%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 2.64%.

MARKET ENVIRONMENT/CONDITIONS

Major U.S. stock market indexes moved in a wide trading range in 2011, but ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed as the U.S. economy showed signs of strengthening and the Federal Reserve was in the midst of purchasing $600 billion in Treasury securities through June to suppress longer-term interest rates and promote economic growth. The rally was supported by a two-year extension of the Bush-era tax cuts at the end of 2010, healthy corporate earnings, and merger activity. Shares reached new bull market highs by the end of April despite turmoil in various Middle East and North African countries and sharp increases in oil and other commodity prices.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Consumer Discretionary sector was the largest detractor from relative performance, due to stock selection. Shares of hotel chain Marriott International, Inc. slumped on disappointing earnings and higher expenses tied to the spinning off of Marriott Vacations Worldwide in November. The Portfolio was overweight this sector. With consumption strong in emerging markets, we favored companies with multinational exposure, having believed that we could capitalize on opportunities while mitigating risk through indirect investment in emerging economies.

The Energy sector underperformed due to stock selection. Coal companies were hurt by falling prices and concerns about slowing growth in emerging markets. Peabody Energy Corp., the world’s largest private sector coal company, continued to slide amid these concerns. The company successfully completed its acquisition of Australia’s MacArthur Coal in December. The Portfolio was underweight the sector, but was buying companies with access to reliable, high quality energy resources, solid production growth, and strong demand.

Underweighting Consumer Staples contributed to Portfolio underperformance, as this was a top performing sector in the Russell benchmark. The Portfolio remained substantially underweight this sector, as it has typically offered few opportunities for long-term, double-digit earnings growth.

Information Technology was the leading outperformer, driven by stock selection within the Portfolio. MasterCard, Inc. reported impressive transaction volume growth in its global payment network, particularly outside the United States where more consumer spending is shifting to electronic payments. An increase in consumer spending leading into the holiday season also helped to boost the stock price. Apple, Inc., the Portfolio’s top contributor, continued to report strong growth. The company released an upgraded version of its iPhone and expanded its availability to additional carriers. The Portfolio continued to be overweight this sector, as it has afforded superior long-term growth prospects for companies involved in smartphones, data infrastructure, and cloud computing as the rising enthusiasm for mobile personal computer devices drives demand for ubiquitous, experience-rich internet content.

Industrials outperformed due to stock selection. Fastenal Co. an industrial hardware supplier, reported strong sales, particularly among international and service end markets. The Portfolio was overweight the sector, favoring diversified companies with high exposure to emerging markets where near-term growth prospects appeared stronger than those of the United States. We favored investments in areas that usually recover late in the economic cycle and have yet to grow, such as nonresidential construction.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Growth Portfolio
Class A	–1.12	1.08	3.47	—
Class B	–1.34	0.85	—	6.31
Class E	–1.27	0.94	3.32	—
Russell 1000 Growth Index	2.64	2.50	2.60	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 7/30/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	9.2
Google, Inc. (Class A)	4.8
Amazon.com, Inc.	3.4
MasterCard, Inc.	2.9
Danaher Corp.	2.9
QUALCOMM, Inc.	2.8
Praxair, Inc.	2.5
Crown Castle International Corp.	2.3
priceline.com, Inc.	2.2
American Tower Corp.	2.2

Top Sectors

% of Net Assets
Information Technology	34.9
Consumer Discretionary	18.8
Industrials	15.4
Energy	7.6
Health Care	6.0
Telecommunications	4.5
Materials	4.4
Financials	4.1
Cash & Equivalents	2.4
Consumer Staples	1.9

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.60%	$1,000.00	$939.90	$2.93
	Hypothetical*	0.60%	$1,000.00	$1,022.15	$3.06

Class B(a)	Actual	0.85%	$1,000.00	$939.00	$4.15
	Hypothetical*	0.85%	$1,000.00	$1,020.87	$4.33

Class E(a)	Actual	0.75%	$1,000.00	$939.70	$3.67
	Hypothetical*	0.75%	$1,000.00	$1,021.38	$3.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—97.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Precision Castparts Corp.	104,500	$17,220,555
The Boeing Co. (a)	137,300	10,070,955

		27,291,510

Air Freight & Logistics—3.0%
Expeditors International of Washington, Inc.	151,600	6,209,536
FedEx Corp.	226,300	18,898,313
United Parcel Service, Inc. (Class B)	141,700	10,371,023

		35,478,872

Auto Components—0.4%
Johnson Controls, Inc.	149,900	4,685,874

Automobiles—0.4%
Harley-Davidson, Inc.	111,900	4,349,553

Beverages—0.4%
Monster Beverage Corp. (b)	46,600	4,293,724

Biotechnology—1.6%
Alexion Pharmaceuticals, Inc. (b)	67,440	4,821,960
Biogen Idec, Inc. (b)	56,900	6,261,845
Celgene Corp. (b)	96,917	6,551,589
Human Genome Sciences, Inc. (a) (b)	242,800	1,794,292

		19,429,686

Capital Markets—1.8%
Franklin Resources, Inc. (a)	127,800	12,276,468
Invesco, Ltd.	421,400	8,465,926

		20,742,394

Chemicals—3.3%
Air Products & Chemicals, Inc.	55,600	4,736,564
Potash Corp. of Saskatchewan, Inc.	121,400	5,011,392
Praxair, Inc.	274,100	29,301,290

		39,049,246

Commercial Banks—0.4%
U.S. Bancorp (a)	168,600	4,560,630

Communications Equipment—3.6%
Juniper Networks, Inc. (b)	439,800	8,976,318
QUALCOMM, Inc.	615,900	33,689,730

		42,666,048

Computers & Peripherals—10.4%
Apple, Inc. (b)	269,200	109,026,000
EMC Corp. (b)	177,500	3,823,350
NetApp, Inc. (b)	163,400	5,926,518
SanDisk Corp. (b)	90,500	4,453,505

		123,229,373

Construction & Engineering—0.2%
Fluor Corp.	56,800	2,854,200

Consumer Finance—1.3%
American Express Co.	322,300	$15,202,891

Diversified Financial Services—0.6%
IntercontinentalExchange, Inc. (b)	62,200	7,498,210

Electrical Equipment—1.6%
Babcock & Wilcox Co. (b)	129,050	3,115,267
Cooper Industries plc	95,100	5,149,665
Emerson Electric Co.	91,320	4,254,599
Roper Industries, Inc. (a)	70,100	6,089,587

		18,609,118

Electronic Equipment, Instruments & Components—1.1%
Corning, Inc. (a)	595,380	7,728,032
Trimble Navigation, Ltd. (a) (b)	121,780	5,285,252

		13,013,284

Energy Equipment & Services—3.8%
Cameron International Corp. (b)	195,100	9,596,969
FMC Technologies, Inc. (b)	282,700	14,765,421
McDermott International, Inc. (b)	342,100	3,937,571
Schlumberger, Ltd.	238,400	16,285,104

		44,585,065

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	113,600	9,465,152
CVS Caremark Corp.	106,000	4,322,680
Whole Foods Market, Inc.	63,800	4,439,204

		18,227,036

Health Care Equipment & Supplies—1.4%
Baxter International, Inc.	65,300	3,231,044
Covidien plc	36,600	1,647,366
Edwards Lifesciences Corp. (b)	73,100	5,168,170
Stryker Corp.	131,600	6,541,836

		16,588,416

Health Care Providers & Services—2.1%
Express Scripts, Inc. (b)	179,600	8,026,324
McKesson Corp.	211,100	16,446,801

		24,473,125

Hotels, Restaurants & Leisure—6.0%
Carnival plc (GBP)	176,200	5,791,375
Chipotle Mexican Grill, Inc. (a) (b)	30,100	10,165,974
Ctrip.com International, Ltd. (ADR) (a) (b)	173,500	4,059,900
Las Vegas Sands Corp. (b)	207,400	8,862,202
Marriott International, Inc.	327,660	9,557,842
MGM Resorts International (b)	156,000	1,627,080
Starbucks Corp. (a)	339,200	15,606,592
Starwood Hotels & Resorts Worldwide, Inc.	163,300	7,833,501
Yum! Brands, Inc.	130,600	7,706,706

		71,211,172

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—6.4%
Amazon.com, Inc. (b)	231,635	$40,096,019
Groupon, Inc. (a) (b)	35,100	724,113
Groupon, Inc. (Private Placement) (b) (c)	258,208	4,882,713
Liberty Interactive Corp. (Series A) (b)	259,800	4,212,657
priceline.com, Inc. (b)	55,630	26,018,707

		75,934,209

Internet Software & Services—10.5%
Akamai Technologies, Inc. (b)	64,100	2,069,148
Baidu, Inc. (ADR) (b)	218,900	25,495,283
eBay, Inc. (b)	432,300	13,111,659
Facebook, Inc. (Class A) (Private Placement) (b) (c)	89,484	2,787,167
Facebook, Inc. (Class B) (Private Placement) (b) (c)	158,942	4,950,583
Google, Inc. (Class A) (b)	88,800	57,355,920
LinkedIn Corp. (a) (b)	77,100	4,858,071
Mail.ru Group, Ltd. (GDR) (144A) (b)	116,828	3,037,528
Tencent Holdings, Ltd. (HKD)	436,377	8,781,938
Twitter, Inc. (Private Placement) (b) (c)	53,577	750,078
Zynga, Inc. (Private Placement) (b) (c)	156,234	1,323,302

		124,520,677

IT Services—6.4%
Accenture plc	241,100	12,833,753
MasterCard, Inc.	91,700	34,187,594
Teradata Corp. (b)	119,514	5,797,624
The Western Union Co.	341,800	6,241,268
Visa, Inc. (Class A)	171,800	17,442,854

		76,503,093

Machinery—4.5%
Caterpillar, Inc.	37,100	3,361,260
Cummins, Inc.	58,200	5,122,764
Danaher Corp.	721,000	33,915,840
Deere & Co. (a)	68,300	5,283,005
Joy Global, Inc.	77,100	5,780,187

		53,463,056

Media—1.0%
Discovery Communications, Inc. (b)	61,100	2,503,267
The Walt Disney Co.	254,046	9,526,725

		12,029,992

Metals & Mining—1.1%
BHP Billiton, Ltd. (AUD)	234,735	8,303,636
Freeport-McMoRan Copper & Gold, Inc.	136,500	5,021,835

		13,325,471

Oil, Gas & Consumable Fuels—3.8%
Cimarex Energy Co. (a)	57,900	3,584,010
Continental Resources, Inc. (a) (b)	121,700	8,118,607
EOG Resources, Inc.	155,300	15,298,603
Occidental Petroleum Corp.	145,400	13,623,980

Oil, Gas & Consumable Fuels—(Continued)
Peabody Energy Corp.	148,600	$4,920,146

		45,545,346

Pharmaceuticals—0.9%
Allergan, Inc.	75,300	6,606,822
Valeant Pharmaceuticals International, Inc. (b)	99,300	4,636,317

		11,243,139

Real Estate Management & Development—0.1%
CBRE Group, Inc. (b)	51,900	789,918

Road & Rail—1.8%
Kansas City Southern (a) (b)	108,900	7,406,289
Union Pacific Corp.	133,000	14,090,020

		21,496,309

Semiconductors & Semiconductor Equipment—0.6%
Broadcom Corp.	256,116	7,519,566

Software—2.0%
Autodesk, Inc. (b)	154,200	4,676,886
Informatica Corp. (b)	90,400	3,338,472
Nuance Communications, Inc. (a) (b)	192,200	4,835,752
Red Hat, Inc. (b)	147,400	6,086,146
Salesforce.com, Inc. (a) (b)	44,200	4,484,532

		23,421,788

Specialty Retail—1.7%
AutoZone, Inc. (b)	19,150	6,223,176
CarMax, Inc. (a) (b)	260,200	7,930,896
Ross Stores, Inc.	128,800	6,121,864

		20,275,936

Textiles, Apparel & Luxury Goods—2.9%
Coach, Inc.	67,158	4,099,324
Fossil, Inc. (a) (b)	54,100	4,293,376
Nike, Inc.	158,600	15,284,282
Prada S.p.A. (HKD) (b)	922,000	4,147,247
Ralph Lauren Corp.	48,000	6,627,840

		34,452,069

Trading Companies & Distributors—2.0%
Fastenal Co. (a)	419,600	18,298,756
W.W. Grainger, Inc.	26,800	5,016,692

		23,315,448

Wireless Telecommunication Services—4.5%
American Tower Corp.	429,000	25,744,290
Crown Castle International Corp. (b)	622,678	27,895,974

		53,640,264

Total Common Stock (Identified Cost $1,001,196,594)		1,155,515,708

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Convertible Preferred Stock—0.2%

Security Description	Shares	Value*

Internet Software & Services—0.2%
Living Social (Class F) (Private Placement) (b) (c)	101,591	$781,235
Twitter, Inc. (Series A) (Private Placement) (b) (c)	139	1,946
Twitter, Inc. (Series B) (Private Placement) (b) (c)	2,171	30,394
Twitter, Inc. (Series C) (Private Placement) (b) (c)	558	7,812
Twitter, Inc. (Series D) (Private Placement) (b) (c)	20,565	287,910
Twitter, Inc. (Series G2) (Private Placement) (b) (c)	85,204	1,192,856

Total Convertible Preferred Stock (Identified Cost $2,529,598)		2,302,153

Short Term Investments—7.2%

Mutual Funds—7.2%
State Street Navigator Securities Lending Prime Portfolio (d)	57,012,102	57,012,102
T. Rowe Price Reserve Investment Fund (e)	28,757,200	28,757,200

Total Short Term Investments (Identified Cost $85,769,302)		85,769,302

Total Investments—104.8% (Identified Cost $1,089,495,494) (f)		1,243,587,163
Liabilities in excess of other assets		(56,995,161)

Net Assets—100.0%		$1,186,592,002

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $55,265,108 and the collateral received consisted of cash in the amount of $57,012,102. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures approved by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	Affiliated Issuer. See below.
(f)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,092,130,391. The aggregate unrealized appreciation and depreciation of investments was $209,555,147 and $(58,098,375), respectively, resulting in net unrealized appreciation of $151,456,772 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $3,037,528, which is 0.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(AUD)—	Australian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

Transactions in Affiliated Issuers

Security Description	Number of Shares Held at December 31, 2010	Shares Purchased Since December 31, 2010	Shares Sold Since December 31, 2010	Number of Shares Held at December 31, 2011	Realized Gain/Loss on Shares Sold	Income For Period Ended December 31, 2011
T. Rowe Price Reserve Investment Fund	7,516,158	157,840,526	136,599,484	28,757,200	$0	$10,393

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$27,291,510	$—	$—	$27,291,510
Air Freight & Logistics	35,478,872	—	—	35,478,872
Auto Components	4,685,874	—	—	4,685,874
Automobiles	4,349,553	—	—	4,349,553
Beverages	4,293,724	—	—	4,293,724
Biotechnology	19,429,686	—	—	19,429,686
Capital Markets	20,742,394	—	—	20,742,394
Chemicals	39,049,246	—	—	39,049,246
Commercial Banks	4,560,630	—	—	4,560,630
Communications Equipment	42,666,048	—	—	42,666,048
Computers & Peripherals	123,229,373	—	—	123,229,373
Construction & Engineering	2,854,200	—	—	2,854,200
Consumer Finance	15,202,891	—	—	15,202,891
Diversified Financial Services	7,498,210	—	—	7,498,210
Electrical Equipment	18,609,118	—	—	18,609,118
Electronic Equipment, Instruments & Components	13,013,284	—	—	13,013,284
Energy Equipment & Services	44,585,065	—	—	44,585,065
Food & Staples Retailing	18,227,036	—	—	18,227,036
Health Care Equipment & Supplies	16,588,416	—	—	16,588,416
Health Care Providers & Services	24,473,125	—	—	24,473,125
Hotels, Restaurants & Leisure	65,419,797	5,791,375	—	71,211,172
Internet & Catalog Retail	71,051,496	4,882,713	—	75,934,209
Internet Software & Services	105,927,609	10,105,240	8,487,828	124,520,677
IT Services	76,503,093	—	—	76,503,093
Machinery	53,463,056	—	—	53,463,056
Media	12,029,992	—	—	12,029,992
Metals & Mining	5,021,835	8,303,636	—	13,325,471
Oil, Gas & Consumable Fuels	45,545,346	—	—	45,545,346
Pharmaceuticals	11,243,139	—	—	11,243,139
Real Estate Management & Development	789,918	—	—	789,918
Road & Rail	21,496,309	—	—	21,496,309
Semiconductors & Semiconductor Equipment	7,519,566	—	—	7,519,566
Software	23,421,788	—	—	23,421,788
Specialty Retail	20,275,936	—	—	20,275,936
Textiles, Apparel & Luxury Goods	30,304,822	4,147,247	—	34,452,069
Trading Companies & Distributors	23,315,448	—	—	23,315,448
Wireless Telecommunication Services	53,640,264	—	—	53,640,264
Total Common Stock	1,113,797,669	33,230,211	8,487,828	1,155,515,708

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock
Internet Software & Services	$—	$—	$2,302,153	$2,302,153
Short Term Investments
Mutual Funds	85,769,302	—	—	85,769,302
Total Investments	$1,199,566,971	$33,230,211	$10,789,981	$1,243,587,163

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Convertible Preferred Stock	Total
Balance as of December 31, 2010	$0	$2,039,198	$2,039,198
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	(2,039,198)	(2,039,198)
Realized gain (loss)	0	0	0
Change in unrealized appreciation (depreciation)	863,616	(227,445)	636,171
Security purchases	7,624,212	2,529,598	10,153,810
Security sales	0	0	0
Balance as of December 31, 2011	$8,487,828	$2,302,153	$10,789,981

Convertible preferred stock was transferred out of level 3 due to the initial public offering of the security, which resulted in the trading of the security on a recognized exchange and the availability of quoted prices in an active market. The change in unrealized appreciation on investments held at December 31, 2011 was $636,171.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,214,829,963
Affiliated investments at value (c)		28,757,200
Cash		178,837
Receivable for:
Securities sold		771,745
Fund shares sold		67,458
Interest on affiliated investments		1,500
Dividends		825,572
Foreign taxes		43,977

Total Assets		1,245,476,252
Liabilities
Payable for:
Securities purchased	$641,332
Fund shares redeemed	503,083
Collateral for securities loaned	57,012,102
Accrued expenses:
Management fees	570,810
Distribution and service fees	44,661
Deferred directors’ fees	24,731
Other expenses	87,531

Total Liabilities		58,884,250

Net Assets		$1,186,592,002

Net assets consists of:
Paid in surplus		$1,121,243,021
Undistributed net investment income		1,238,585
Accumulated net realized losses		(89,988,862)
Unrealized appreciation on investments and foreign currency transactions		154,099,258

Net Assets		$1,186,592,002

Net Assets
Class A		$971,083,861
Class B		199,526,427
Class E		15,981,714
Capital Shares (Authorized) Outstanding
Class A (100,000,000)		65,303,626
Class B (30,000,000)		13,502,829
Class E (4,000,000)		1,079,048
Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.87
Class B		14.78
Class E		14.81

(a)	Identified cost of investments was $1,060,738,294.
(b)	Includes securities on loan with a value of $55,265,108.
(c)	Identified cost of affiliated investments was $28,757,200.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$8,592,560
Interest on affiliated investments		10,393
Other interest (b)		176,473

		8,779,426
Expenses
Management fees	$6,794,389
Distribution and service fees—Class B	551,800
Distribution and service fees—Class E	27,610
Directors’ fees and expenses	50,558
Custodian and accounting	143,941
Audit and tax services	36,228
Legal	13,437
Shareholder reporting	116,243
Insurance	10,033
Miscellaneous	16,245

Total expenses	7,760,484
Less broker commission recapture	(8,810)
Less management fee waivers	(378,769)	7,372,905

Net Investment Income		1,406,521

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	32,094,105
Futures contracts	(162,987)
Foreign currency transactions	(66,247)	31,864,871

Net change in unrealized appreciation (depreciation) on:
Investments	(73,980,459)
Foreign currency transactions	3,143	(73,977,316)

Net realized and unrealized loss		(42,112,445)

Net Decrease in Net Assets From Operations		$(40,705,924)

(a)	Net of foreign taxes of $26,816.
(b)	Includes net income on securities loaned of $176,313.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,406,521	$596,472
Net realized gain	31,864,871	39,318,805
Net change in unrealized appreciation (depreciation)	(73,977,316)	92,845,894

Increase (decrease) in net assets from operations	(40,705,924)	132,761,171

From Distributions to Shareholders
Net investment income
Class A	(559,992)	(1,560,045)
Class B	0	(152,144)
Class E	0	(29,264)

Total distributions	(559,992)	(1,741,453)

Increase (decrease) in net assets from capital share transactions	335,853,954	(53,233,326)

Total increase in net assets	294,588,038	77,786,392

Net Assets
Beginning of the period	892,003,964	814,217,572

End of the period	$1,186,592,002	$892,003,964

Undistributed Net Investment Income
End of the period	$1,238,585	$526,068

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	43,831,776	$705,269,629	4,986,832	$66,030,006
Reinvestments	35,220	559,992	112,720	1,560,045
Redemptions	(21,078,844)	(335,708,898)	(6,834,919)	(92,413,906)

Net increase (decrease)	22,788,152	$370,120,723	(1,735,367)	$(24,823,855)

Class B
Sales	1,602,878	$24,302,340	1,470,795	$19,407,672
Reinvestments	0	0	11,017	152,144
Redemptions	(3,566,813)	(54,085,081)	(3,417,626)	(45,209,694)

Net decrease	(1,963,935)	$(29,782,741)	(1,935,814)	$(25,649,878)

Class E
Sales	139,632	$2,125,013	227,145	$3,027,985
Reinvestments	0	0	2,119	29,264
Redemptions	(433,815)	(6,609,041)	(439,125)	(5,816,842)

Net decrease	(294,183)	$(4,484,028)	(209,861)	$(2,759,593)

Increase (decrease) derived from capital share transactions		$335,853,954		$(53,233,326)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.05	$12.89	$9.05	$16.48	$15.27

Income (Loss) From Investment Operations
Net investment income (a)	0.03	0.02	0.04	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.20)	2.18	3.87	(6.66)	1.32

Total from investment operations	(0.17)	2.20	3.91	(6.58)	1.42

Less Distributions
Distributions from net investment income	(0.01)	(0.04)	(0.07)	(0.08)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.77)	(0.14)

Total distributions	(0.01)	(0.04)	(0.07)	(0.85)	(0.21)

Net Asset Value, End of Period	$14.87	$15.05	$12.89	$9.05	$16.48

Total Return (%)	(1.12)	17.05	43.44	(41.88)	9.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.67	0.67	0.67
Net ratio of expenses to average net assets (%) (b)	0.60	0.62	0.65	0.65	0.66
Ratio of net investment income to average net assets (%)	0.18	0.15	0.35	0.61	0.64
Portfolio turnover rate (%)	33	42	55	59	61
Net assets, end of period (in millions)	$971.08	$639.74	$570.42	$349.39	$552.46

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.98	$12.84	$9.01	$16.40	$15.19

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	0.01	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.19)	2.16	3.86	(6.63)	1.32

Total from investment operations	(0.20)	2.15	3.87	(6.58)	1.38

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.04)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.77)	(0.14)

Total distributions	0.00	(0.01)	(0.04)	(0.81)	(0.17)

Net Asset Value, End of Period	$14.78	$14.98	$12.84	$9.01	$16.40

Total Return (%)	(1.34)	16.74	43.03	(42.00)	9.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (b)	0.85	0.87	0.90	0.90	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.10)	0.11	0.35	0.39
Portfolio turnover rate (%)	33	42	55	59	61
Net assets, end of period (in millions)	$199.53	$231.67	$223.45	$161.93	$292.02

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$15.00	$12.85		$9.02	$16.42	$15.21

Income (Loss) From Investment Operations
Net investment income (a)	0.00 (c)	(0.00	)(c)	0.02	0.06	0.08
Net realized and unrealized gain (loss) on investments	(0.19)	2.17		3.86	(6.63)	1.32

Total from investment operations	(0.19)	2.17		3.88	(6.57)	1.40

Less Distributions
Distributions from net investment income	0.00	(0.02)		(0.05)	(0.06)	(0.05)
Distributions from net realized capital gains	0.00	0.00		0.00	(0.77)	(0.14)

Total distributions	0.00	(0.02)		(0.05)	(0.83)	(0.19)

Net Asset Value, End of Period	$14.81	$15.00		$12.85	$9.02	$16.42

Total Return (%)	(1.27)	16.89		43.17	(41.95)	9.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79		0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (b)	0.75	0.77		0.80	0.80	0.81
Ratio of net investment income (loss) to average net assets (%)	0.01	(0.01)		0.21	0.45	0.50
Portfolio turnover rate (%)	33	42		55	59	61
Net assets, end of period (in millions)	$15.98	$20.60		$20.35	$15.61	$32.15

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Net investment income (loss) for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$6,794,389	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.015% of the first $50 million on average daily net assets. Amounts waived for the year ended December 31, 2011 are included in the total amounts shown as management fee waivers in the Statement of Operations. If the Portfolio’s average daily net assets fall below $1 billion the per annum reduction would be 0.015%.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2011 amounted to $290,574 and is included in the total amounts shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$693,792,964	$0	$377,175,435

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $203,095,637. The Portfolio also engaged in security transactions with other accounts managed by T. Rowe Price that amounted to $405,145 in purchases and $1,757,424 in sales of investments which are included above.

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 2, 2011, the Portfolio bought and sold $181,040,239 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized losses in the amount of $(162,987) which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$559,992	$1,741,453	$—	$—	$—	$—	$559,992	$1,741,453

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$1,263,317	$—	$151,464,361	$(87,353,966)	$—	$65,373,712

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $87,353,966.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its services providers. The Fund’s maximum exposure under these arrangements if unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-25

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-26

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-27

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-28

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-29

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 1.77%, 1.45%, and 1.56%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned -1.53%.

MARKET ENVIRONMENT/CONDITIONS

Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed as the U.S. economy showed signs of strengthening and the Federal Reserve was in the midst of purchasing $600 billion in Treasury securities through June to suppress longer-term interest rates and promote economic growth. The rally was supported by a two-year extension of the Bush-era tax cuts at the end of 2010, healthy corporate earnings, and merger activity. Shares reached new bull market highs by the end of April despite turmoil in various Middle East and North African countries and sharp increases in oil and other commodity prices.

PORTFOLIO REVIEW/YEAR-END POSITIONING

For the year ended December 31, 2011, stock selection contributed to the Portfolio’s outperformance of it’s benchmark index, while sector allocation detracted slightly. The Industrials sector aided the Portfolio’s performance absolutely and relative to the index. Clean Harbors, Inc., an operator of hazardous waste services, was a leading absolute contributor.

Consumer Discretionary was another sector that performed well for the Portfolio on an absolute and relative basis. Holdings in the specialty retail industry were especially helpful, notably Sally Beauty Holdings, Inc. The manufacturer and distributor of beauty products to retail consumers and professional stylists benefited from rising sales as the firm captured market share.

Pharmasset, Inc., one of the Portfolio’s top absolute contributors, drove outperformance in Health Care. The clinical-stage pharmaceutical company, a developer of antiviral therapies to treat hepatitis and HIV, announced that a large biotechnology company had made a generous acquisition offer.

The Portfolio’s Information Technology stocks trailed those in the benchmark. Rovi Corp. was a leading detractor. The provider of on-screen navigation program guides was hurt by weak growth expectations for next year.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

At the end of December, our largest sector commitments in absolute terms were Information Technology, Industrials, Health Care, and Consumer Discretionary. Since the end of June through December 31, 2011, we increased our allocation to the Information Technology and Industrials sectors. We decreased our allocation to the Financials and Health Care sectors. We did not own any Utility companies at the end of December. In relative terms, we were in line with the benchmark across most sectors.

In terms of Portfolio characteristics, we continued to emphasize high-quality companies offering a high return on invested capital relative to our benchmark at the end of December. We also favored stocks with more attractive valuations. In addition, we maintained an overweight position in stocks of companies that we believed were good allocators of capital and had high free-cash-flow yields.

The Portfolio has historically held approximately 320 to 340 names. As of December 31, 2011, we had 320 holdings, reflecting our commitment to broad diversification and risk management in an uncertain environment, as well as our belief that a greater number of companies seemed to have favorable prospects at the onset of an economic recovery. Very few of our positions represent 1% or more of the Portfolio’s net assets at any given time.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	1.77	5.99	5.87	—
Class B	1.45	5.73	—	9.49
Class E	1.56	5.83	5.72	—
MSCI U.S. Small Cap Growth Index	-1.53	3.73	6.08	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 7/30/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Clean Harbors, Inc.	1.2
Pharmasset, Inc.	1.2
Panera Bread Co.	1.1
Gardner Denver, Inc.	1.0
TransDigm Group, Inc.	0.9
Sally Beauty Holdings, Inc.	0.9
Polaris Industries, Inc.	0.9
Gartner, Inc. (Class A)	0.9
Boston Beer Co., Inc.	0.8
TIBCO Software, Inc.	0.8

Top Sectors

% of Net Assets
Information Technology	23.5
Industrials	19.5
Health Care	18.2
Consumer Discretionary	16.8
Energy	7.5
Financials	5.9
Materials	5.0
Consumer Staples	2.6
Telecommunications	1.0

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.53%	$1,000.00	$907.50	$2.55
	Hypothetical*	0.53%	$1,000.00	$1,022.50	$2.70

Class B(a)	Actual	0.78%	$1,000.00	$906.10	$3.75
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

Class E(a)	Actual	0.68%	$1,000.00	$906.50	$3.27
	Hypothetical*	0.68%	$1,000.00	$1,021.74	$3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—100.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
Esterline Technologies Corp. (a)	40,100	$2,244,397
GenCorp, Inc. (a) (b)	81,400	433,048
Heico Corp. (Class A) (b)	70,968	2,792,591
Hexcel Corp. (a)	79,000	1,912,590
TransDigm Group, Inc. (a)	53,600	5,128,448
Triumph Group, Inc. (b)	33,300	1,946,385

		14,457,459

Air Freight & Logistics—0.4%
HUB Group, Inc. (a) (b)	33,500	1,086,405
UTi Worldwide, Inc.	97,500	1,295,775

		2,382,180

Airlines—0.1%
Allegiant Travel Co. (a) (b)	5,700	304,038

Auto Components—1.0%
Dana Holding Corp. (a)	123,100	1,495,665
Gentex Corp. (b)	44,000	1,301,960
Tenneco, Inc. (a) (b)	69,400	2,066,732
TRW Automotive Holdings Corp. (a)	18,000	586,800

		5,451,157

Beverages—0.8%
Boston Beer Co., Inc. (a) (b)	42,587	4,623,245

Biotechnology—7.4%
Acorda Therapeutics, Inc. (a) (b)	37,700	898,768
Alexion Pharmaceuticals, Inc. (a)	50,700	3,625,050
Alkermes plc (a) (b)	83,200	1,444,352
Alnylam Pharmaceuticals, Inc. (a) (b)	19,700	160,555
AMAG Pharmaceuticals, Inc. (a)	19,900	376,309
Arqule, Inc. (a) (b)	55,000	310,200
BioMarin Pharmaceutical, Inc. (a) (b)	89,400	3,073,572
Cepheid, Inc. (a) (b)	79,400	2,732,154
Cubist Pharmaceuticals, Inc. (a) (b)	70,400	2,789,248
Exelixis, Inc. (a) (b)	234,200	1,108,937
Human Genome Sciences, Inc. (a) (b)	86,800	641,452
Idenix Pharmaceuticals, Inc. (a) (b)	75,400	561,353
Incyte Corp., Ltd. (a) (b)	219,700	3,297,697
InterMune, Inc. (a) (b)	59,500	749,700
Lexicon Pharmaceuticals, Inc. (a) (b)	98,100	126,549
Momenta Pharmaceuticals, Inc. (a)	34,300	596,477
NPS Pharmaceuticals, Inc. (a) (b)	37,300	245,807
Onyx Pharmaceuticals, Inc. (a)	56,700	2,491,965
Pharmacyclics, Inc. (a) (b)	29,800	441,636
Pharmasset, Inc. (a)	51,900	6,653,580
Regeneron Pharmaceuticals, Inc. (a) (b)	56,300	3,120,709
Rigel Pharmaceuticals, Inc. (a) (b)	36,400	287,196
Savient Pharmaceuticals, Inc. (a) (b)	44,800	99,904
Seattle Genetics, Inc. (a) (b)	63,500	1,061,402
Theravance, Inc. (a) (b)	63,400	1,401,140
United Therapeutics Corp. (a)	47,400	2,239,650

		40,535,362

Security Description	Shares	Value*

Capital Markets—0.9%
Affiliated Managers Group, Inc. (a)	19,249	$1,846,942
Cohen & Steers, Inc. (b)	9,200	265,880
E*TRADE Financial Corp. (a)	163,360	1,300,346
Stifel Financial Corp. (a) (b)	43,350	1,389,367

		4,802,535

Chemicals—2.9%
Intrepid Potash, Inc. (a)	40,100	907,463
Koppers Holdings, Inc. (b)	26,400	907,104
NewMarket Corp. (b)	12,000	2,377,320
Rockwood Holdings, Inc. (a)	89,800	3,535,426
Senomyx, Inc. (a) (b)	51,000	177,480
Solutia, Inc. (a)	128,100	2,213,568
Stepan Co. (b)	23,200	1,859,712
W.R. Grace & Co. (a)	88,400	4,059,328

		16,037,401

Commercial Banks—1.2%
Signature Bank (a) (b)	49,000	2,939,510
SVB Financial Group (a) (b)	39,300	1,874,217
Texas Capital Bancshares, Inc. (a) (b)	59,800	1,830,478

		6,644,205

Commercial Services & Supplies—2.8%
ACCO Brands Corp. (a) (b)	60,000	579,000
Cenveo, Inc. (a) (b)	82,500	280,500
Clean Harbors, Inc. (a)	106,500	6,787,245
Rollins, Inc. (b)	77,350	1,718,717
Team, Inc. (a) (b)	36,800	1,094,800
The Brink’s Co.	20,700	556,416
U.S. Ecology, Inc. (b)	29,600	555,888
Waste Connections, Inc. (b)	109,800	3,638,772

		15,211,338

Communications Equipment—2.0%
Acme Packet, Inc. (a) (b)	27,200	840,752
ADTRAN, Inc. (b)	46,400	1,399,424
Arris Group, Inc. (a)	9,400	101,708
Aruba Networks, Inc. (a) (b)	92,600	1,714,952
JDS Uniphase Corp. (a)	180,000	1,879,200
Plantronics, Inc. (b)	62,400	2,223,936
Polycom, Inc. (a) (b)	118,286	1,928,062
Riverbed Technology, Inc. (a)	32,400	761,400

		10,849,434

Computers & Peripherals—0.3%
Synaptics, Inc. (a)	55,700	1,679,355

Construction & Engineering—0.2%
MYR Group, Inc. (a) (b)	44,800	857,472

Consumer Finance—0.5%
World Acceptance Corp. (a) (b)	37,600	2,763,600

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Containers & Packaging—0.4%
Rock-Tenn Co. (b)	36,100	$2,082,970

Distributors—0.4%
LKQ Corp. (a)	29,400	884,352
Pool Corp. (b)	49,100	1,477,910

		2,362,262

Diversified Consumer Services—1.6%
American Public Education, Inc. (a) (b)	74,300	3,215,704
Sotheby’s (b)	61,900	1,766,007
Steiner Leisure, Ltd. (a) (b)	32,400	1,470,636
Weight Watchers International, Inc. (b)	37,000	2,035,370

		8,487,717

Diversified Financial Services—0.9%
MSCI, Inc. (a) (b)	45,878	1,510,763
NewStar Financial, Inc. (a) (b)	139,700	1,420,749
Portfolio Recovery Associates, Inc. (a) (b)	33,700	2,275,424

		5,206,936

Diversified Telecommunication Services—0.7%
Premiere Global Services, Inc. (a) (b)	62,200	526,834
tw telecom, inc. (a)	169,900	3,292,662

		3,819,496

Electrical Equipment—2.1%
Acuity Brands, Inc. (b)	64,100	3,397,300
General Cable Corp. (a) (b)	24,200	605,242
II-VI, Inc. (a) (b)	99,400	1,824,984
Thomas & Betts Corp. (a)	57,900	3,161,340
Woodward Governor Co. (b)	58,700	2,402,591

		11,391,457

Electronic Equipment, Instruments & Components—1.4%
Anixter International, Inc. (a) (b)	46,900	2,797,116
Coherent, Inc. (a) (b)	37,100	1,939,217
CyberOptics Corp. (a) (b)	59,237	463,826
Dolby Laboratories, Inc. (Class A) (a)	5,800	176,958
Itron, Inc. (a) (b)	21,200	758,324
Power-One, Inc. (a) (b)	117,800	460,598
Rofin-Sinar Technologies, Inc. (a) (b)	31,800	726,630
Trimble Navigation, Ltd. (a)	12,100	525,140

		7,847,809

Energy Equipment & Services—3.9%
Atwood Oceanics, Inc. (a) (b)	38,000	1,512,020
Complete Production Services, Inc. (a) (b)	63,300	2,124,348
Core Laboratories NV	27,800	3,167,810
Dawson Geophysical Co. (a) (b)	9,200	363,676
Dril-Quip, Inc. (a) (b)	25,500	1,678,410
Gulf Island Fabrication, Inc. (b)	30,200	882,142
ION Geophysical Corp. (a) (b)	94,700	580,511
Lufkin Industries, Inc. (b)	25,000	1,682,750
Oceaneering International, Inc.	41,600	1,919,008

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Oil States International, Inc. (a)	39,100	$2,986,067
Superior Energy Services, Inc. (a) (b)	78,100	2,221,164
Tesco Corp. (a) (b)	65,600	829,184
Tetra Technologies, Inc. (a) (b)	64,300	600,562
Unit Corp. (a)	19,000	881,600

		21,429,252

Food Products—1.1%
J&J Snack Foods Corp. (b)	45,900	2,445,552
TreeHouse Foods, Inc. (a) (b)	56,200	3,674,356

		6,119,908

Health Care Equipment & Supplies—3.3%
ArthroCare Corp. (a) (b)	59,400	1,881,792
Edwards Lifesciences Corp. (a)	8,700	615,090
HeartWare International, Inc. (a) (b)	15,800	1,090,200
IDEXX Laboratories, Inc. (a) (b)	32,800	2,524,288
Integra LifeSciences Holdings Corp. (a) (b)	24,400	752,252
Masimo Corp. (a) (b)	37,200	695,082
Meridian Bioscience, Inc. (b)	43,200	813,888
Orthofix International NV (a) (b)	48,900	1,722,747
Sirona Dental Systems, Inc. (a)	71,900	3,166,476
The Cooper Cos., Inc. (b)	27,100	1,911,092
Thoratec Corp. (a)	52,500	1,761,900
Volcano Corp. (a) (b)	56,600	1,346,514

		18,281,321

Health Care Providers & Services—4.0%
Catalyst Health Solutions, Inc. (a) (b)	48,600	2,527,200
Centene Corp. (a)	53,000	2,098,270
Chemed Corp. (b)	24,900	1,275,129
Corvel Corp. (a) (b)	33,900	1,752,969
Healthsouth Corp. (a) (b)	75,100	1,327,017
HMS Holdings Corp. (a) (b)	119,100	3,808,818
Mednax, Inc. (a) (b)	31,100	2,239,511
MWI Veterinary Supply, Inc. (a) (b)	15,800	1,049,752
PharMerica Corp. (a) (b)	30,900	469,062
PSS World Medical, Inc. (a) (b)	61,200	1,480,428
Team Health Holdings, Inc. (a) (b)	78,800	1,739,116
Tenet Healthcare Corp. (a)	347,300	1,781,649
VCA Antech, Inc. (a) (b)	16,000	316,000

		21,864,921

Health Care Technology—0.3%
Allscripts Heathcare Solutions, Inc. (a)	94,020	1,780,739

Hotels, Restaurants & Leisure—2.3%
CEC Entertainment, Inc. (b)	19,500	671,775
Choice Hotels International, Inc. (b)	26,400	1,004,520
Denny’s Corp. (a)	275,400	1,035,504
P.F. Chang’s China Bistro, Inc.	8,900	275,099
Panera Bread Co. (a)	44,800	6,336,960
Red Robin Gourmet Burgers, Inc. (a) (b)	15,500	429,350
The Cheesecake Factory, Inc. (a) (b)	54,800	1,608,380
WMS Industries, Inc. (a) (b)	52,650	1,080,378

		12,441,966

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.7%
Tempur-Pedic International, Inc. (a) (b)	72,700	$3,818,931

Household Products—0.1%
Church & Dwight Co., Inc.	17,600	805,376

Insurance—0.4%
Amtrust Financial Services, Inc. (b)	50,500	1,199,375
HCC Insurance Holdings, Inc.	19,200	528,000
StanCorp Financial Group, Inc. (b)	19,400	712,950

		2,440,325

Internet & Catalog Retail—0.8%
HSN, Inc.	81,500	2,955,190
Shutterfly, Inc. (a) (b)	58,900	1,340,564

		4,295,754

Internet Software & Services—1.9%
Ancestry.com, Inc. (a) (b)	26,200	601,552
j2 Global, Inc. (b)	57,700	1,623,678
MercadoLibre, Inc. (b)	32,200	2,561,188
Perficient, Inc. (a) (b)	66,200	662,662
RealNetworks, Inc. (a) (b)	44,449	333,367
SINA Corp. (a)	6,700	348,400
Sohu.com, Inc. (a) (b)	24,100	1,205,000
ValueClick, Inc. (a) (b)	81,800	1,332,522
WebMD Health Corp. (a) (b)	52,300	1,963,865

		10,632,234

IT Services—3.9%
CACI International, Inc. (a) (b)	4,800	268,416
Cardtronics, Inc. (a)	101,900	2,757,414
Gartner, Inc. (Class A) (a)	134,400	4,673,088
Genpact, Ltd. (a)	16,400	245,180
Global Payments, Inc.	17,620	834,836
Heartland Payment Systems, Inc. (b)	82,560	2,011,161
MAXIMUS, Inc.	96,700	3,998,545
NCI, Inc. (a) (b)	58,869	685,824
TeleTech Holdings, Inc. (a) (b)	52,000	842,400
TNS, Inc. (a) (b)	28,018	496,479
Unisys Corp. (a) (b)	27,409	540,231
VeriFone Systems, Inc. (a) (b)	46,800	1,662,336
Wright Express Corp. (a) (b)	41,600	2,258,048

		21,273,958

Leisure Equipment & Products—1.2%
Brunswick Corp. (b)	89,600	1,618,176
Polaris Industries, Inc. (b)	86,500	4,842,270

		6,460,446

Life Sciences Tools & Services—1.1%
Bio-Rad Laboratories, Inc. (a) (b)	16,800	1,613,472
Bruker Corp. (a)	123,300	1,531,386
Illumina, Inc. (a) (b)	19,800	603,504
Mettler-Toledo International, Inc. (a) (b)	8,500	1,255,535

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
Parexel International Corp. (a) (b)	46,600	$966,484

		5,970,381

Machinery—6.6%
3D Systems Corp. (a) (b)	59,000	849,600
Actuant Corp. (b)	94,200	2,137,398
Chart Industries, Inc. (a)	26,900	1,454,483
Gardner Denver, Inc.	72,800	5,609,968
Graco, Inc.	59,500	2,432,955
IDEX Corp.	70,700	2,623,677
John Bean Technologies Corp. (b)	30,800	473,396
Meritor, Inc. (a) (b)	105,000	558,600
Middleby Corp. (a) (b)	33,200	3,122,128
NACCO Industries, Inc.	12,000	1,070,640
Nordson Corp. (b)	83,600	3,442,648
Robbins & Myers, Inc.	42,300	2,053,665
Toro Co. (b)	51,500	3,123,990
Valmont Industries, Inc. (b)	35,400	3,213,966
Wabtec Corp.	52,200	3,651,390

		35,818,504

Marine—0.8%
Kirby Corp. (a) (b)	65,300	4,299,352

Media—1.6%
CTC Media, Inc.	50,200	440,254
Digital Generation, Inc. (a) (b)	89,600	1,068,032
John Wiley & Sons, Inc.	37,600	1,669,440
Knology, Inc. (a) (b)	35,700	506,940
Liberty Capital Group (Class A) (a)	16,200	1,264,410
Madison Square Garden, Co. (a)	99,200	2,841,088
National CineMedia, Inc. (b)	24,200	300,080
Sirius XM Radio, Inc. (a) (b)	390,326	710,393

		8,800,637

Metals & Mining—1.3%
Allied Nevada Gold Corp. (a) (b)	72,800	2,204,384
Carpenter Technology Corp.	17,300	890,604
Compass Minerals International, Inc.	17,600	1,211,760
Royal Gold, Inc.	22,300	1,503,689
Stillwater Mining Co. (a) (b)	131,300	1,373,398

		7,183,835

Multiline Retail—0.4%
Big Lots, Inc. (a)	61,300	2,314,688

Oil, Gas & Consumable Fuels—3.6%
Bill Barrett Corp. (a) (b)	36,900	1,257,183
Clayton Williams Energy, Inc. (a) (b)	47,300	3,589,124
Contango Oil & Gas Co. (a) (b)	47,800	2,781,004
Gran Tierra Energy, Inc. (a) (b)	166,800	800,640
Northern Oil & Gas, Inc. (a) (b)	108,800	2,609,024
Oasis Petroleum, Inc. (a) (b)	68,900	2,004,301
Patriot Coal Corp. (a) (b)	92,900	786,863
Rosetta Resources, Inc. (a) (b)	52,800	2,296,800

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
SM Energy Co.	50,500	$3,691,550

		19,816,489

Paper & Forest Products—0.4%
Clearwater Paper Corp. (a) (b)	23,900	851,079
KapStone Paper & Packaging Corp. (a) (b)	77,000	1,211,980

		2,063,059

Personal Products—0.5%
Herbalife, Ltd.	50,800	2,624,836

Pharmaceuticals—2.3%
Akorn, Inc. (a) (b)	148,000	1,645,760
Auxilium Pharmaceuticals, Inc. (a) (b)	42,400	845,032
AVANIR Pharmaceuticals, Inc. (a) (b)	183,000	375,150
Cadence Pharmaceuticals, Inc. (a) (b)	32,400	127,980
Jazz Pharmaceuticals, Inc. (a) (b)	19,100	737,833
MAP Pharmaceuticals, Inc. (a) (b)	25,200	331,884
Nektar Therapeutics (a) (b)	64,200	359,199
Par Pharmaceutical Cos., Inc. (a) (b)	43,600	1,427,028
Salix Pharmaceuticals, Ltd. (a) (b)	50,600	2,421,210
The Medicines Co. (a) (b)	83,100	1,548,984
Viropharma, Inc. (a) (b)	89,200	2,443,188
XenoPort, Inc. (a) (b)	25,200	96,012

		12,359,260

Professional Services—1.3%
Huron Consulting Group, Inc. (a) (b)	64,000	2,479,360
IHS, Inc. (a)	5,500	473,880
Korn/Ferry International (a) (b)	35,600	607,336
The Advisory Board Co. (a) (b)	37,600	2,790,296
Towers Watson & Co.	10,600	635,258

		6,986,130

Real Estate Investment Trusts—0.9%
DuPont Fabros Technology, Inc. (b)	38,700	937,314
Sabra Healthcare REIT, Inc.	13,233	159,987
Strategic Hotels & Resorts, Inc. (a) (b)	164,100	881,217
Taubman Centers, Inc.	46,200	2,869,020

		4,847,538

Real Estate Management & Development—1.0%
Altisource Portfolio Solutions S.A. (a) (b)	45,300	2,273,154
Forest City Enterprises, Inc. (a)	140,500	1,660,710
Jones Lang LaSalle, Inc.	22,500	1,378,350

		5,312,214

Road & Rail—1.7%
Avis Budget Group, Inc. (a) (b)	98,100	1,051,632
Landstar System, Inc.	48,300	2,314,536
Old Dominion Freight Line, Inc. (a) (b)	81,700	3,311,301
RailAmerica, Inc. (a) (b)	158,200	2,355,598

		9,033,067

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (a) (b)	32,700	$350,871
Amkor Technology, Inc. (a) (b)	198,600	865,896
Atmel Corp. (a)	158,400	1,283,040
Cabot Microelectronics Corp. (a) (b)	19,300	911,925
Cavium, Inc. (a) (b)	48,600	1,381,698
Cymer, Inc. (a) (b)	29,200	1,452,992
Cypress Semiconductor Corp. (b)	136,000	2,297,040
Diodes, Inc. (a) (b)	81,400	1,733,820
Hittite Microwave Corp. (a) (b)	32,400	1,599,912
Micrel, Inc. (b)	89,200	901,812
Microsemi Corp. (a)	72,400	1,212,700
PMC-Sierra, Inc. (a)	87,300	481,023
Semtech Corp. (a) (b)	55,400	1,375,028
Silicon Laboratories, Inc. (a) (b)	46,600	2,023,372
TriQuint Semiconductor, Inc. (a) (b)	165,600	806,472
Veeco Instruments, Inc. (a) (b)	39,900	829,920

		19,507,521

Software—10.0%
Actuate Corp. (a) (b)	62,919	368,705
Advent Software, Inc. (a) (b)	64,100	1,561,476
ANSYS, Inc. (a)	19,730	1,130,135
Ariba, Inc. (a)	114,600	3,217,968
AsiaInfo Holdings, Inc. (a) (b)	38,300	296,825
CommVault Systems, Inc. (a)	74,200	3,169,824
Concur Technologies, Inc. (a) (b)	51,600	2,620,764
Ebix, Inc. (a) (b)	80,700	1,783,470
FactSet Research Systems, Inc. (b)	26,200	2,286,736
Fortinet, Inc. (a)	150,800	3,288,948
Informatica Corp. (a)	108,200	3,995,826
Jack Henry & Associates, Inc. (b)	26,000	873,860
Kenexa Corp. (a) (b)	61,700	1,647,390
MICROS Systems, Inc. (a)	94,800	4,415,784
Monotype Imaging Holdings, Inc. (a) (b)	68,505	1,067,993
Netscout Systems, Inc. (a) (b)	95,800	1,686,080
Opnet Technologies, Inc. (b)	69,100	2,533,897
Parametric Technology Corp. (a)	85,700	1,564,882
Progress Software Corp. (a) (b)	33,900	655,965
Quest Software, Inc. (a) (b)	71,700	1,333,620
RealD, Inc. (a) (b)	34,700	275,518
Rovi Corp. (a) (b)	55,500	1,364,190
Solera Holdings, Inc.	67,100	2,988,634
Taleo Corp. (a) (b)	44,870	1,736,020
TIBCO Software, Inc. (a)	190,600	4,557,246
Ultimate Software Group, Inc. (a) (b)	63,600	4,141,632

		54,563,388

Specialty Retail—4.6%
Aaron’s, Inc.	89,300	2,382,524
Aeropostale, Inc. (a) (b)	50,725	773,556
Ascena Retail Group, Inc. (a) (b)	94,900	2,820,428
Guess?, Inc. (b)	31,500	939,330
Hibbett Sports, Inc. (a) (b)	33,350	1,506,753
JOS A. Bank Clothiers, Inc. (a) (b)	48,500	2,364,860
Monro Muffler Brake, Inc. (b)	115,800	4,491,882
Sally Beauty Holdings, Inc. (a)	231,800	4,897,934

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
The Children’s Place Retail Stores, Inc. (a) (b)	21,400	$1,136,768
Tractor Supply Co.	53,900	3,781,085

		25,095,120

Textiles, Apparel & Luxury Goods—2.3%
Deckers Outdoor Corp. (a) (b)	41,800	3,158,826
Fossil, Inc. (a)	30,849	2,448,177
Hanesbrands, Inc. (a) (b)	28,600	625,196
Iconix Brand Group, Inc. (a) (b)	88,700	1,444,923
PVH Corp.	31,200	2,199,288
The Warnaco Group, Inc. (a) (b)	38,100	1,906,524
True Religion Apparel, Inc. (a)	21,700	750,386

		12,533,320

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp. (a) (b)	63,500	236,855
Radian Group, Inc. (b)	58,300	136,422

		373,277

Trading Companies & Distributors—1.1%
Beacon Roofing Supply, Inc. (a) (b)	71,100	1,438,353
RSC Holdings, Inc. (a) (b)	124,000	2,294,000
United Rentals, Inc. (a) (b)	72,200	2,133,510

		5,865,863

Wireless Telecommunication Services—0.3%
SBA Communications Corp. (a) (b)	34,700	1,490,712

Total Common Stock (Identified Cost $464,528,510)		546,301,750

Short Term Investments—28.6%
Security Description	Shares	Value*

Mutual Funds—28.6%
State Street Navigator Securities Lending Prime Portfolio (c)	154,829,359	$154,829,359
T. Rowe Price Reserve Investment Fund (d)	1,714,942	1,714,942

Total Short Term Investments (Identified Cost $156,544,301)		156,544,301

Total Investments—128.6% (Identified Cost $621,072,811) (e)		702,846,051
Liabilities in excess of other assets		(156,413,747)

Net Assets—100.0%		$546,432,304

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $150,337,932 and the collateral received consisted of cash in the amount of $154,829,359 and non-cash collateral with a value of $208,340. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $622,422,241. The aggregate unrealized appreciation and depreciation of investments was $123,562,113 and $(43,138,303), respectively, resulting in net unrealized appreciation of $80,423,810 for federal income tax purposes.

Transactions in Affiliated Issuers

Security Description	Number of Shares Held at December 31, 2010	Shares Purchased Since December 31, 2010	Shares Sold Since December 31, 2010	Number of Shares Held at December 31, 2011	Realized Gain/Loss on Shares Sold	Income For Period Ended December 31, 2011
T. Rowe Price Reserve Investment Fund	5,613,248	113,381,363	117,279,669	1,714,942	$0	$7,280

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$546,301,750	$—	$—	$546,301,750
Total Short Term Investments*	156,544,301	—	—	156,544,301
Total Investments	$702,846,051	$—	$—	$702,846,051

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$701,131,109
Affiliated investments at value (c)		1,714,942
Receivable for:
Securities sold		122,890
Fund shares sold		142,282
Interest on affiliated investments		73
Dividends		95,537

Total Assets		703,206,833
Liabilities
Payable for:
Securities purchased	$78,887
Fund shares redeemed	1,469,490
Collateral for securities loaned	154,829,359
Accrued expenses:
Management fees	219,493
Distribution and service fees	59,429
Deferred directors’ fees	24,731
Other expenses	93,140

Total Liabilities		156,774,529

Net Assets		$546,432,304

Net assets consists of:
Paid in surplus		$408,615,212
Undistributed net investment loss		(24,731)
Accumulated net realized gains		56,068,583
Unrealized appreciation on investments		81,773,240

Net Assets		$546,432,304

Net Assets
Class A		$263,828,372
Class B		268,368,155
Class E		14,235,777
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		15,818,867
Class B (25,000,000)		16,647,179
Class E (5,000,000)		873,774
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.68
Class B		16.12
Class E		16.29

(a)	Identified cost of investments was $619,357,869.
(b)	Includes securities on loan with a value of $150,337,932.
(c)	Identified cost of affiliated investments was $1,714,942.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$1,970,049
Interest on affiliated investments		7,280
Other interest (b)		601,673

		2,579,002
Expenses
Management fees	$2,889,178
Distribution and service fees—Class B	711,469
Distribution and service fees—Class E	24,106
Directors’ fees and expenses	50,558
Custodian and accounting	111,496
Audit and tax services	35,763
Legal	6,907
Shareholder reporting	136,320
Insurance	5,489
Miscellaneous	11,329

Total expenses	3,982,615
Less broker commission recapture	(252)
Less management fee waivers	(149,381)	3,832,982

Net Investment Loss		(1,253,980)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		66,298,810
Net change in unrealized depreciation on:
Investments		(56,189,775)

Net realized and unrealized gain		10,109,035

Net Increase in Net Assets From Operations		$8,855,055

(a)	Net of foreign taxes of $5,276.
(b)	Includes net income on securities loaned of $601,813.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,253,980)	$(453,580)
Net realized gain	66,298,810	24,817,891
Net change in unrealized appreciation (depreciation)	(56,189,775)	119,702,974

Increase in net assets from operations	8,855,055	144,067,285

Decrease in net assets from capital share transactions	(25,717,679)	(1,866,693)

Total increase (decrease) in net assets	(16,862,624)	142,200,592

Net Assets
Beginning of the period	563,294,928	421,094,336

End of the period	$546,432,304	$563,294,928

Undistributed Net Investment Loss
End of the period	$(24,731)	$(17,118)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,620,507	$27,701,364	1,374,874	$18,952,226
Redemptions	(2,938,634)	(49,860,366)	(2,238,144)	(30,074,261)

Net decrease	(1,318,127)	$(22,159,002)	(863,270)	$(11,122,035)

Class B
Sales	4,015,759	$66,422,232	4,113,927	$54,272,214
Redemptions	(4,113,070)	(67,596,663)	(3,429,859)	(44,396,082)

Net increase (decrease)	(97,311)	$(1,174,431)	684,068	$9,876,132

Class E
Sales	238,573	$4,064,969	305,519	$4,152,684
Redemptions	(382,724)	(6,449,215)	(363,019)	(4,773,474)

Net decrease	(144,151)	$(2,384,246)	(57,500)	$(620,790)

Decrease derived from capital share transactions		$(25,717,679)		$(1,866,693)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$16.39	$12.15		$9.05	$17.26	$15.72

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.02)	0.00	(b)	0.01	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	0.31	4.24		3.41	(5.33)	1.56

Total from investment operations	0.29	4.24		3.42	(5.30)	1.54

Less Distributions
Distributions from net investment income	0.00	0.00		(0.04)	0.00	0.00
Distributions from net realized capital gains	0.00	0.00		(0.28)	(2.91)	0.00

Total distributions	0.00	0.00		(0.32)	(2.91)	0.00

Net Asset Value, End of Period	$16.68	$16.39		$12.15	$9.05	$17.26

Total Return (%)	1.77	34.90		38.97	(36.19)	9.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.57		0.62	0.59	0.59
Net ratio of expenses to average net assets (%) (c)	0.53	0.55		0.60	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.09)	0.02		0.14	0.23	(0.12)
Portfolio turnover rate (%)	29	33		28	73	51
Net assets, end of period (in millions)	$263.83	$280.96		$218.72	$170.24	$294.46

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.89	$11.80	$8.79	$16.89	$15.42

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.06)	(0.03)	(0.01)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.29	4.12	3.31	(5.20)	1.53

Total from investment operations	0.23	4.09	3.30	(5.19)	1.47

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(0.28)	(2.91)	0.00

Total distributions	0.00	0.00	(0.29)	(2.91)	0.00

Net Asset Value, End of Period	$16.12	$15.89	$11.80	$8.79	$16.89

Total Return (%)	1.45	34.66	38.63	(36.32)	9.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.82	0.87	0.84	0.84
Net ratio of expenses to average net assets (%) (c)	0.78	0.80	0.85	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	(0.34)	(0.22)	(0.11)	0.10	(0.36)
Portfolio turnover rate (%)	29	33	28	73	51
Net assets, end of period (in millions)	$268.37	$266.01	$189.57	$138.12	$54.37

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$16.04	$11.91	$8.87		$17.00	$15.50

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.04)	(0.02)	(0.00	)(b)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	0.29	4.15	3.34		(5.23)	1.54

Total from investment operations	0.25	4.13	3.34		(5.22)	1.50

Less Distributions
Distributions from net investment income	0.00	0.00	(0.02)		0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(0.28)		(2.91)	0.00

Total distributions	0.00	0.00	(0.30)		(2.91)	0.00

Net Asset Value, End of Period	$16.29	$16.04	$11.91		$8.87	$17.00

Total Return (%)	1.56	34.68	38.78		(36.25)	9.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.72	0.77		0.74	0.74
Net ratio of expenses to average net assets (%) (c)	0.68	0.70	0.75		0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	(0.24)	(0.14)	(0.01)		0.09	(0.26)
Portfolio turnover rate (%)	29	33	28		73	51
Net assets, end of period (in millions)	$14.24	$16.33	$12.80		$10.36	$16.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net investment income (loss) for the period was less than $0.01.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$2,889,178	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investors Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$171,334,296	$0	$196,213,108

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price that amounted to $334,562 in sales of investments which is included above.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

There were no distributions paid for the years ending December 31, 2011 and 2010.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$—	$—	$—	$—	$—	$—	$—	$—

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$57,418,011	$80,423,810	$—	$—	$137,841,821

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them, and to modernize and align the provisions of the Portfolio’s advisory agreement with those of the advisory agreements of certain other Portfolios of the Fund (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-20

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Small Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-25

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-26

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-27

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-28

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Van Eck Global Natural Resources Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -16.45% and -16.67%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index1, returned -7.35%.

MARKET ENVIRONMENT/CONDITIONS

Hard asset commodities and their corresponding equity sectors experienced a roller coaster of performance in 2011. A strong rally in the first quarter gave way to struggles in the second quarter as reduced demand and heightened risk aversion led to declining commodity prices and negative equity returns. The summer months brought elevated concerns regarding deteriorating economic indicators that raised the possibility of recession in the U.S. and abroad. Investors also worried about persistent sovereign debt crises in Europe, political gridlock in Washington, D.C., Standard & Poor’s’ unprecedented downgrade of U.S. sovereign debt, declining demand from China and dramatic equity market volatility. U.S. dollar strength only served to compound the impact of such concerns for investors in hard asset commodities. As a flight to quality ensued, the third quarter of 2011 was the worst for hard asset commodities and their corresponding equity sectors since the fourth quarter of 2008. The fourth quarter then saw a solid rebound for the hard assets markets overall, as the last months of 2011 brought better than anticipated data in the important labor, housing and manufacturing segments of the U.S. economy, which more than offset the effect of vacillating hope and then disappointment surrounding October and December meetings held by key players in an effort to find solutions to the European sovereign debt crisis.

All that said, performance among the major commodities sub-sectors was widely dispersed for the annual period overall, as a bifurcation emerged between strength in gold and energy prices and weakness in most other commodities. Indeed, for the year, precious metals was the best performing sub-sector, due exclusively to the increase in the price of gold bullion. Gold bullion prices gained $142.92 per ounce during the annual period, or 10.06%, to close on December 31, 2011 at $1,563.70 per ounce. Following stellar 2010 performance, the precious metal began the year with weakness, hitting its 2011 low of $1,308 per ounce on January 28. Strength then returned to the market, as gold bullion prices trended to an all-time high of $1,921 per ounce in September before consolidating to lower levels in the fourth quarter of the year. Conversely, silver prices fell 9.94% to end December 2011 at $27.84 per troy ounce. Platinum and palladium prices were down 20.86% and 18.27%, respectively. On the equity side, gold mining companies benefited financially from higher gold bullion prices, but few stocks were able to outshine the underlying precious metal during the period. Indeed, most gold stocks struggled throughout the annual period and turned in very disappointing performance. Gold mining shares, as measured by the NYSE Arca Gold Miners Index were down 15.48%. The Philadelphia Gold and Silver Index declined 19.16%. We doubt anyone would have expected gold stock indices to underperform gold bullion by approximately 25% in a year when gold bullion prices soared to new heights. This disconnect between gold and gold shares is unprecedented in a bull market. Gold stock valuations at the end of 2011 were at levels last seen during the 2008 credit crisis and the bear market lows from 1999 to 2001—for a few key reasons. First, gold companies have had trouble controlling capital and operating costs as prices for energy, materials and labor have been rising materially for the past several years. Second, taxes and royalties have been on the rise, and third, we believe regulatory burdens seem to always increase.

The energy sub-sector performed well during the annual period overall. During the first quarter, political unrest in the Middle East and North Africa region more than offset the ample supply and slack demand conditions in the U.S. However, in the second quarter, slowing global economic growth, along with the coordinated global release by the International Energy Agency of strategic petroleum reserves on June 23, created downward pressure on the energy sub-sector. During the third quarter, energy prices continued to be under pressure given fears of slowing demand as the economy grew more sluggish. According to a report from the U.S. Energy Department, U.S. gasoline use declined to its lowest level since 2001. Emerging market demand remained strong, however, allowing U.S. refiners to do well selling their products overseas. In the final months of the year, the energy sub-sector saw petroleum prices boosted by supportive underlying technicals, specifically strong demand growth, especially from developing countries, yet increasingly difficult to obtain supply. Heightened unrest in Libya during the fourth quarter and uncertainty regarding supply from that nation following the death of Gadhafi added to the general supply-demand scenario. In October 2011, the WTI (West Texas Intermediate) crude oil curve moved into backwardation for the first time in more than three years, signaling physical tightness in the oil market. (Backwardation is a market condition in which a futures price is lower in the distant delivery months than in the near delivery months.) All told, crude oil prices rose 8.15% during the annual period to end December 2011 at $98.83 per barrel. Heating oil prices were up 15.38%, and gasoline prices rose 9.50%. According to the AAA’s Daily Fuel Gauge, the national average price of gasoline was $3.27 a gallon at the end of the year, 19.8 cents a gallon more than any prior year’s close. Natural gas prices, on the other hand, declined 32.15% during the annual period to $2.989 per million British thermal units, its lowest close since November 2009. Natural gas prices were pressured by ample supplies of the commodity in North America. As was the case with the precious metals sub-sector, many energy-related equities lagged their underlying commodities. For the year, major oil companies advanced 4.10%, as measured by the NYSE Arca Oil Index, while oil services stocks fell 10.57%, as measured by the Philadelphia Oil Services Index. Surprisingly, perhaps, natural gas stocks gained 6.66%, as measured by the NYSE Arca Natural Gas Index, despite the decline in the underlying commodity price. Coal prices fell across most regions during the annual period. Coal stocks, as measured by the Stowe Coal IndexSM, declined 29.55%.

MSF-1

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

The base metals sub-sector was the weakest during the annual period, with the S&P® GSCI Industrial Metals Index down 22.33% for the year, reflecting concerns about the implications of a global economic slowdown. After poor performance for most of the year, the sub-sector did rebound somewhat in the fourth quarter on improved optimism about the economy. Copper prices fell 21.35% during the annual period, impacted additionally by concerns about a potential hard landing in China’s economy. Tin, nickel and zinc prices fell even more, down 28.87%, 24.22% and 25.24%, respectively. Lead and aluminum prices declined 21.55% and 18.95%, respectively, during the annual period.

The agricultural sub-sector was also weak during the annual period due primarily to higher than expected inventories of grains, prospects of even greater supply and declining demand. With a gain of 6.37%, corn was the only commodity within the sub-sector to see increased prices during the annual period. Corn prices were supported by strong global demand, especially from China, and limited supply, in part because of ethanol production in the U.S. Wheat and soybean prices declined 24.88% and 13.49%, respectively. The soft agricultural commodities—cotton, coffee and cocoa—also experienced price declines during 2011. Agricultural equities overall declined 10.18%, as measured by the DAXglobal® Agribusiness Index (DXAG).

PORTFOLIO REVIEW/YEAR-END POSITIONING

Throughout 2011, we maintained our bottom-up investment strategy of making decisions on an individual security basis rather than from any overarching sector perspective. That said, energy holdings remained a key theme of our strategy. We also increased the Portfolio’s position in cash during the annual period as part of a conservative stance taken amidst challenging market conditions to enhance the Portfolio’s liquidity and, at the same time, to enable us to take advantage of attractive buying opportunities on what we believed to be short-term weakness.

The Portfolio’s relative performance was driven primarily by two main areas:

First, risk aversion created a flight to quality in the energy space. The three largest integrated oil companies (Exxon, Chevron, and ConocoPhillps) comprise 20% of the benchmark index, and outperformed many of their energy-related peers in the exploration and production and oil services sub-sectors in 2011. During the period, the Portfolio did not have exposure to those large, integrated oil companies. As such, the Portfolio was underweighted energy overall, relative to the benchmark, but overweight coal and oil services companies, which did not perform as well in 2011. For example, the Portfolio had around a 22% allocation to oil services, whereas the benchmark index had around a 17% weighting at year-end.

Secondly, questions about growth abroad, particularly in China and other emerging markets, led to multiple contractions in the metals space. Throughout the period, the Portfolio had a relative overweight to both precious and base metals relative to the benchmark index, which was not rewarded in 2011.

Energy Holdings

The Portfolio’s allocation to the energy sub-sector decreased slightly during the annual period. Within the Portfolio’s allocation to energy-related equities, we reduced the Portfolio’s exposures to oil and natural gas exploration and production companies and to coal companies and increased its allocations to oil services companies and, more modestly so, to integrated energy companies.

The Portfolio’s top three performers during the annual period were all energy-related holdings. The biggest contributor to Portfolio performance was Petrohawk Energy, whose shares gained 112.38% in 2011, advancing most after the July announcement that it had agreed to be acquired by Australia’s BHP Billiton, the world’s largest mining company, for $12.1 billion in cash. Similarly, Brigham Exploration was a strong contributor to the Portfolio’s results during the annual period on the announcement of its proposed acquisition. Its shares were up 33.92% for the annual period, benefiting from positive response to being acquired by Statoil, an international energy company headquartered in Norway with operations in 34 countries. Shares of Cabot Oil & Gas, an oil and gas exploration and production company, advanced 100.96% during the annual period. The company benefited most from continually beating and raising production guidance in its Marcellus shale operations during the year.

By contrast, the three most notable performance detractors from the Portfolio’s results during the annual period were also energy-related holdings. Shares of coal company Alpha Natural Resources declined 65.97% during the annual period. Alpha Natural Resources missed earnings estimates several times during the year and reported reduced guidance, lower production volumes in the Powder River Basin and a cut in its full year 2011 shipment guidance to a range of 102.5 million tons to 109.5 million tons compared to the previous range of 104 million tons to 112 million tons. The company also continued to be pressured by investor concerns regarding its January 2011 acquisition of Massey Energy, the owner of the West Virginia mine that was the site of a tragic explosion in April 2010. Concerns over weak Chinese commodity demand also weighed on the company’s shares. Newfield Exploration, an oil and gas exploration and production company, was another disappointment for the Portfolio during the annual period. Its shares fell 47.68% for the year, as it boosted its capital expenditures but reported weaker than expected oil and gas production. Oilfield services company Weatherford International detracted from the Portfolio’s results. Its shares declined 35.79% during the annual period as investors reacted to its $75 million settlement with BP on the Macondo well incident in the Gulf of Mexico as well as to the company’s scaling back of its international assumptions, lowered earnings per share estimates, higher expected tax rates and anticipated federal investigations. Accounting and reporting errors also reduced the company management’s credibility.

During the annual period, we established new Portfolio positions in several energy-related holdings. These included oil refiner Western Refining, offshore drillers Diamond Offshore Drilling and Ensco, oilfield machinery and equipment manufacturer National Oilwell

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

Varco, oilfield services company Noble, oil and gas exploration and production company SM Energy, and coal miner Cloud Peak Energy. We eliminated the Portfolio’s positions during the annual period in coal company Walter Energy, integrated oil company Murphy Oil, onshore drilling contractor Nabors, and oil and gas exploration and production company Heritage Oil. We bought and sold a position in Brazilian integrated oil company Petroleo Brasileiro (Petrobras) during the annual period.

Precious Metals Holdings

The Portfolio’s allocation to precious metals stocks increased materially in 2011. The focus of our greater allocation was on gold-mining companies.

Among the Portfolio’s precious metal holdings, the U.K.’s Randgold Resources contributed the most positive results during the annual period. Following a disappointing year in 2010, Randgold Resources’ Loulo mine in Mali showed sustainable improvements in 2011, while its Tongon mine in the Ivory Coast ramped up to full production. Its shares gained 24.33% during the annual period. The Portfolio also benefited from its position in SPDR Gold Shares, an exchange-traded fund (ETF) designed to reflect the performance of the price of gold bullion. The ETF’s shares advanced approximately 9.57% during the annual period, as investors sought protection against widespread concerns about sovereign debt and economic woes, the possibility of a recession in the U.S. and Europe, soaring U.S. debt and the downgrade of U.S. credit by Standard & Poor’s.

Conversely, Canadian gold miners Agnico-Eagle Mines and Kinross Gold, underperformed with share price declines of 52.12% and 39.47%, respectively, during the year. Several mines of Agnico-Eagle Mines encountered operating difficulties during the year. In fact, one of its mines, representing approximately 12% of the company’s value, was forced to shut down after ground subsidence caused safety concerns. (Ground subsidence is the motion of the earth’s surface as it shifts downward.) During the annual period, Kinross Gold broadly suffered on lower guidance on higher operating and production costs and more specifically was pressured by missed earnings per share, revenue and production estimates.

During the annual period, we established a new Portfolio position in U.S. gold mining company Newmont Mining. Shares of Newmont Mining’s shares declined 0.68% during the annual period, even though the company had good operating performance and implemented an aggressive dividend policy that increased its yield to 2%. Thus, we initiated a Portfolio position on what we believed to be temporary weakness and strong prospects ahead.

Base and Industrial Metals Holdings

The Portfolio’s allocation to base and industrial metals stocks increased slightly over the course of 2011. Within the sub-sector, we modestly increased the Portfolio’s exposure to base metals and modestly decreased its exposure to steel companies.

The only position within this sub-sector to make a positive, albeit modest, contribution to Portfolio results during the annual period was African Minerals. African Minerals is an iron ore development company with assets in West Africa. During the annual period, the company signed a newsworthy deal with a Chinese steel-maker to develop its Tonkolili project in Sierra Leone, which has the potential to become one of the biggest iron ore mines in the world. Its shares rose 3.96% during the annual period.

Among the biggest detractors from the Portfolio’s results within this sub-sector were U.K. diversified metals miner Xstrata and Canadian diversified mining company Teck Resources, whose shares declined 34.33% and 42.06%, respectively, during the annual period. Xstrata’s shares declined on underlying commodity weakness and widespread economic concerns. Teck Resources was also hurt by lower underlying commodity prices. Additionally, during the first quarter of 2011, Teck Resources cut its production guidance based on the negative sales impact of weather and rail issues and cuts its coal sales forecast as well.

During the annual period, we initiated new Portfolio positions in iron ore miner Cliffs Natural Resources and diversified base metals miner Rio Tinto. We eliminated the Portfolio’s positions in diversified metals mining companies Freeport-McMoRan Copper & Gold, Vale and Vedanta Resources during the annual period.

Agriculture and Other Holdings

We increased the Portfolio’s allocation to the agricultural sub-sector during the annual period. The Portfolio held no positions in the alternative energy, real estate, chemicals, or utilities sub-sectors during the annual period.

For the annual period overall, there were no positive contributors among the Portfolio’s agricultural and other holdings. Among the biggest disappointments here were U.S. construction and mining machinery company Terex and agricultural chemicals company Potash Corp. of Saskatchewan, which saw their shares decline 56.48% and 19.66%, respectively. We sold the Portfolio’s position in Terex by the end of the annual period. We also eliminated the Portfolio’s position in marine transportation company General Maritime during the fourth quarter of the year.

We established new Portfolio positions during the annual period in agricultural chemicals company Mosaic, internal combustion engine manufacturer Cummins, and engineering services company Jacobs Engineering.

Current Positioning

At year-end, we remained particularly enthused about the Portfolio’s energy positions. The themes and names we look to exploit are focused in several of the same core areas about which we have been optimistic for some time now—unconventional North American exploration and production companies, international exploration and production companies, niche refining companies and large-cap oil

MSF-3

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

services companies. From a macro perspective, we expect continued pressure on natural gas prices, as natural gas supply is anticipated to significantly outpace demand. We expect oil prices, on the other hand, to stay resilient, as supplies remain constrained and at risk, despite facing faltering demand from Europe.

While gold has had a long and spectacular run, we believe that, despite the late-year pullback, the gold bull market is closer to its middle than to its end. First, easy monetary policies that have contributed to higher gold prices continue. Second, one of the key drivers of a secular gold bull market is negative real interest rates, and indeed the real yield across the U.S. Treasury duration curve had turned negative by the end of the annual period, destroying wealth for many savers, institutions and sovereigns who invest in such interest-bearing vehicles. The third reason we believe in the longer-term continuation of the gold bull market is that once the European financial system is set on a sounder course, attention will probably move to no less dire conditions in Japan and U.S. Gold may benefit as a sound currency alternative or inflation hedge.

Within the agricultural sub-sector, we believe the fundamental tightness experienced in 2011 may repeat in 2012, though with a likely moderate loosening of the corn balance sheet. As we look forward, assuming that farming economics stay positive, it seems that the U.S. should plant at least 92 million acres of corn. Indeed, recent consultant estimates have been in the 90 to 95 million acre range. With a trend yield of about 158 to 159 bushels per acre, there should be corn production of more than 13.5 billion bushels in the new year. Further, with corn exports of 1.6 billion bushels, well below peak levels of 2.4 billion bushels, and ethanol usage beyond just the discretionary blend, we expect a stocks-to-use ratio of about 10% in 2012. (The stocks-to-use ratio is a measure of supply and demand interrelationships of commodities. The ratio indicates the level of carryover stock for any given commodity as a percentage of the total use of the commodity.) December 2012 corn futures contracts were priced at the end of 2011 at around $5.50; we feel that corn below $5.00 may represent good value. Obviously, there are many other variables that could impact prospects for the commodity, but in our view, a significant number of end-users of corn should be profitable in the months ahead. Importantly, the Chinese have been opportunistic buyers of corn on dips and at some point, we believe, will re-enter the market.

As for the base metals sub-sector, although macroeconomic risks remain high, we believe serious and escalating supply constraints and a recovery in Chinese demand will keep the commodity market tight. Thus, in the near term, we favor commodities, such as copper, lead and zinc, more than related equities. On the one hand, base and industrial metal mining equities are vulnerable to ongoing concerns regarding Europe, worries about the global economy and broad investor risk aversion. But, on the positive side, base and industrial metal mining equities were, at the end of 2011, trading near the bottom of their historical price/earnings (P/E) and enterprise value/earnings before interest, taxes, depreciation, and amortization (EV/EBITDA) multiple ranges. Although these depressed multiples reflect elevated macroeconomic and company-specific risk, we do believe there is scope for a re-rating in 2012.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-16.45	16.65
Class B	-16.67	17.02
S&P North American Natural Resources Sector Index	-7.35	14.02

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Anadarko Petroleum Corp.	4.5
Halliburton Co.	4.0
Schlumberger, Ltd.	3.9
Newmont Mining Corp.	3.8
Occidental Petroleum Corp.	3.3
Xstrata plc	3.0
Whiting Petroleum Corp.	2.6
Cameron International Corp.	2.6
Pioneer Natural Resources Co.	2.4
Rio Tinto plc (ADR)	2.3

Top Countries

% of Net Assets
United States	71.5
Canada	14.0
United Kingdom	12.1
Norway	1.9
China	0.5

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A	Actual	0.82%	$1,000.00	$819.40	$3.76
	Hypothetical*	0.82%	$1,000.00	$1,021.02	$4.18

Class B	Actual	1.07%	$1,000.00	$818.30	$4.90
	Hypothetical*	1.07%	$1,000.00	$1,019.75	$5.45

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2011

Common Stock—88.5% of Net Assets

Security Description	Shares	Value*

Canada—14.0%
Agnico-Eagle Mines, Ltd. (USD)	239,100	$8,684,112
First Quantum Minerals, Ltd.	934,500	18,426,242
Goldcorp, Inc. (USD)	362,800	16,053,900
IAMGOLD Corp. (USD)	1,093,900	17,338,315
Kinross Gold Corp. (USD)	1,208,804	13,780,366
Osisko Mining Corp. (a)	1,092,600	10,573,028
Osisko Mining Corp. (Additional Share Issue) (a)	100,300	969,902
Pacific Rubiales Energy Corp.	610,200	11,239,658
Potash Corp. of Saskatchewan, Inc. (USD)	346,300	14,295,264
Teck Resources, Ltd. (USD) (b)	208,900	7,351,191

		118,711,978

China—0.5%
Yanzhou Coal Mining Co., Ltd. (b)	2,089,600	4,439,827

Norway—1.9%
SeaDrill, Ltd. (b)	489,200	16,349,035

United Kingdom—12.1%
Afren plc (a)	5,881,889	7,814,810
African Minerals, Ltd. (a)	181,252	1,233,937
African Minerals, Ltd. (USD) (a)	412,448	2,819,338
Antofagasta plc	206,100	3,860,134
BHP Billiton plc	505,700	14,708,981
Ensco plc (ADR)	285,900	13,414,428
Randgold Resources, Ltd. (ADR) (b)	145,700	14,875,970
Rio Tinto plc (ADR) (b)	393,000	19,225,560
Xstrata plc	1,660,100	25,008,092

		102,961,250

United States—60.0%
Alpha Natural Resources, Inc. (a)	199,420	4,074,151
Anadarko Petroleum Corp.	497,550	37,977,992
Apache Corp.	118,200	10,706,556
Berry Petroleum Co. (b)	211,624	8,892,440
Cabot Oil & Gas Corp.	159,400	12,098,460
Cameron International Corp. (a)	453,500	22,307,665
Cimarex Energy Co.	225,400	13,952,260
Cliffs Natural Resources, Inc.	280,400	17,482,940
Cloud Peak Energy, Inc. (a)	225,400	4,354,728
Concho Resources, Inc. (a)	162,250	15,210,938
Consol Energy, Inc.	483,700	17,751,790
Cummins, Inc.	99,000	8,713,980
Diamond Offshore Drilling, Inc. (b)	283,100	15,644,106
Dril-Quip, Inc. (a) (b)	222,600	14,651,532
Green Plains Renewable Energy, Inc. (a)	108,700	1,060,912
Halliburton Co.	984,000	33,957,840
HollyFrontier Corp.	698,100	16,335,540
Jacobs Engineering Group, Inc. (a)	107,200	4,350,176
Key Energy Services, Inc. (a)	327,100	5,060,237
Louisiana-Pacific Corp. (a) (b)	956,500	7,718,955
National Oilwell Varco, Inc.	203,400	13,829,166
Newfield Exploration Co. (a)	239,100	9,021,243
Newmont Mining Corp.	538,700	32,327,387
Noble Corp.	296,800	8,969,296

Security Description	Shares	Value*

United States—(Continued)
Noble Energy, Inc.	173,200	$16,348,348
Occidental Petroleum Corp.	296,800	27,810,160
Peabody Energy Corp.	184,200	6,098,862
Pioneer Natural Resources Co.	222,600	19,918,248
QEP Resources, Inc.	247,400	7,248,820
Schlumberger, Ltd.	481,000	32,857,110
SM Energy Co.	118,200	8,640,420
Steel Dynamics, Inc.	384,800	5,060,120
The Mosaic Co.	156,700	7,902,381
Weatherford International, Ltd. (a)	607,400	8,892,336
Western Refining, Inc. (a) (b)	667,900	8,876,391
Whiting Petroleum Corp. (a)	478,200	22,327,158

		508,430,644

Total Common Stock (Identified Cost $798,392,909)		750,892,734

Exchange Traded Funds—1.1%

United States—1.1%
SPDR Gold Trust (a)	63,200	9,605,768

Total Exchange Traded Funds (Identified Cost $9,066,794)		9,605,768

Warrants—0.0%

Canada—0.0%
Kinross Gold Corp. (a)	29,480	42,038

Total Warrants (Identified Cost $140,490)		42,038

Short Term Investments—15.9%

United States—15.9%
AIM STIT-STIC Prime Portfolio	75,929,289	75,929,289
State Street Navigator Securities Lending Prime Portfolio (c)	58,624,075	58,624,075

Total Short Term Investments (Identified Cost $134,553,364)		134,553,364

Total Investments—105.5% (Identified Cost $942,153,557) (d)		895,093,904
Liabilities in excess of other assets		(46,426,404)

Net Assets—100.0%		$848,667,500

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $57,322,605 and the collateral received consisted of cash in the amount of $58,624,075. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2011

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $947,527,183. The aggregate unrealized appreciation and depreciation of investments was $43,676,015 and $(96,109,294), respectively, resulting in net unrealized depreciation of $(52,433,279) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(USD)—	U.S. Dollar

Largest Industries as of December 31, 2011 (unaudited)	% of Net Assets
Oil, Gas & Consumable Fuels	34.5%
Metals & Mining	28.2%
Energy Equipment & Services	21.9%
Chemicals	2.6%
Machinery	1.0%
Paper & Forest Products	0.9%
Construction & Engineering	0.5%

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Canada	$118,711,978	$—	$—	$118,711,978
China	—	4,439,827	—	4,439,827
Norway	—	16,349,035	—	16,349,035
United Kingdom	50,335,296	52,625,954	—	102,961,250
United States	508,430,644	—	—	508,430,644
Total Common Stock	677,477,918	73,414,816	—	750,892,734
Total Exchange Traded Funds*	9,605,768	—	—	9,605,768
Total Warrants*	42,038	—	—	42,038
Total Short Term Investments*	134,553,364	—	—	134,553,364
Total Investments	$821,679,088	$73,414,816	$—	$895,093,904

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$895,093,904
Cash denominated in foreign currencies (c)		2,810,409
Receivable for:
Securities sold		9,042,712
Fund shares sold		302,349
Interest and dividends		736,566
Foreign taxes		71,438

Total Assets		908,057,378
Liabilities
Payable for:
Fund shares redeemed	$28,375
Foreign taxes	32,837
Collateral for securities loaned	58,624,075
Accrued expenses:
Management fees	573,006
Distribution and service fees	32,891
Deferred directors’ fees	24,731
Other expenses	73,963

Total Liabilities		59,389,878

Net Assets		$848,667,500

Net assets consists of:
Paid in surplus		$837,102,586
Undistributed net investment loss		(4,807,804)
Accumulated net realized gains		63,567,349
Unrealized depreciation on investments and foreign currency transactions		(47,194,631)

Net Assets		$848,667,500

Net Assets
Class A		$695,692,885
Class B		152,974,615
Capital Shares (Authorized) Outstanding
Class A (73,000,000)		51,473,794
Class B (15,000,000)		11,357,477
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.52
Class B		13.47

(a)	Identified cost of investments was $942,153,557.
(b)	Includes securities on loan with a value of $57,322,605.
(c)	Identified cost of cash denominated in foreign currencies was $2,946,168.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)		$8,345,981
Interest (b)		295,019

		8,641,000
Expenses
Management fees	$6,334,933
Distribution and service fees—Class B	362,635
Directors’ fees and expenses	50,558
Custodian and accounting	129,375
Audit and tax services	47,228
Legal	9,767
Shareholder reporting	61,451
Insurance	8,894
Miscellaneous	11,597

Total expenses	7,016,438
Less broker commission recapture	(61,792)	6,954,646

Net Investment Income		1,686,354

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	65,520,611
Foreign currency transactions	(113,584)	65,407,027

Net change in unrealized depreciation on:
Investments	(237,089,257)
Foreign currency transactions	(139,441)	(237,228,698)

Net realized and unrealized loss		(171,821,671)

Net Decrease in Net Assets From Operations		$(170,135,317)

(a)	Net of foreign taxes of $280,419.
(b)	Includes net income on securities loaned of $251,951.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,686,354	$391,737
Net realized gain	65,407,027	71,268,491
Net change in unrealized appreciation (depreciation)	(237,228,698)	80,540,137

Increase (decrease) in net assets from operations	(170,135,317)	152,200,365

From Distributions to Shareholders
Net investment income
Class A	(7,452,144)	(2,168,825)
Class B	(1,602,970)	(138,507)

	(9,055,114)	(2,307,332)

Net realized capital gain
Class A	(54,434,387)	(31,761,864)
Class B	(13,812,001)	(2,964,582)

	(68,246,388)	(34,726,446)

Total distributions	(77,301,502)	(37,033,778)

Increase in net assets from capital share transactions	412,529,138	117,129,813

Total increase in net assets	165,092,319	232,296,400

Net Assets
Beginning of the period	683,575,181	451,278,781

End of the period	$848,667,500	$683,575,181

Undistributed (Overdistributed) Net Investment Income
End of the period	$(4,807,804)	$1,141,858

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	21,298,695	$351,384,493	4,259,288	$62,070,234
Reinvestments	3,558,742	61,886,531	2,232,282	33,930,689
Redemptions	(5,254,262)	(90,314,661)	(2,949,477)	(43,262,793)

Net increase	19,603,175	$322,956,363	3,542,093	$52,738,130

Class B
Sales	5,940,939	$97,576,988	4,714,595	$69,980,492
Reinvestments	887,959	15,414,971	204,420	3,103,089
Redemptions	(1,466,189)	(23,419,184)	(577,892)	(8,691,898)

Net increase	5,362,709	$89,572,775	4,341,123	$64,391,683

Increase derived from capital share transactions		$412,529,138		$117,129,813

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$18.06	$15.05	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.04	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments	(2.56)	4.19	5.34	(0.31)

Total from investment operations	(2.52)	4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.24)	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(1.78)	(1.11)	0.00	0.00

Total distributions	(2.02)	(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$13.52	$18.06	$15.05	$9.71

Total Return (%)	(16.45)	29.39	55.19	(2.90	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.85	1.09	(f)
Net ratio of expenses to average net assets (%) (c)	N/A	0.84	0.85	1.00	(f)
Ratio of net investment income to average net assets (%)	0.25	0.10	0.07	1.07	(f)
Portfolio turnover rate (%)	39	72	101	125	(f)
Net assets, end of period (in millions)	$695.69	$575.60	$426.43	$249.73

	Class B
	Year ended December 31,
	2011	2010	2009(a)
Net Asset Value, Beginning of Period	$18.01	$15.03	$10.61

Income (Loss) From Investment Operations
Net investment income (loss) (b)	0.00 (d)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.55)	4.15	4.46

Total from investment operations	(2.55)	4.14	4.42

Less Distributions
Distributions from net investment income	(0.21)	(0.05)	0.00
Distributions from net realized capital gains	(1.78)	(1.11)	0.00

Total distributions	(1.99)	(1.16)	0.00

Net Asset Value, End of Period	$13.47	$18.01	$15.03

Total Return (%)	(16.67)	29.02	41.66	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.09	1.10	(f)
Net ratio of expenses to average net assets (%) (c)	N/A	1.09	1.10	(f)
Ratio of net investment income (loss) to average net assets (%)	0.01	(0.09)	(0.47	)(f)
Portfolio turnover rate (%)	39	72	101
Net assets, end of period (in millions)	$152.97	$107.97	$24.85

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net ratio of expenses to average net assets in prior years includes the effect of an expense limitation agreement which expired in 2010.
(d)	Net investment income for the period was less than $0.01.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market.

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating loss, foreign currency transactions, passive foreign investment companies (PFICs), broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Natural Resource and Foreign Investment Risk:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$6,334,933	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis.

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$582,727,513	$0	$301,568,815

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $48,549,131.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$33,892,954	$33,570,493	$43,408,548	$3,463,285	$—	$—	$77,301,502	$37,033,778

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,114,959	$58,043,245	$(52,568,257)	$—	$—	$11,589,947

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-16

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment capital loss carryforwards.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

MSF-17

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Fund Unification Proposals are subject to shareholder approval. Each Fund Unification Proposal will be submitted to shareholders for approval at a meeting of shareholders on February 24, 2012, or an adjournment or postponement thereof. If elected, any newly elected directors are expected to join the Fund’s Board and, if approved, any amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-18

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 23, 2012

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-23

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-24

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-25

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-26

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 6.14%, 5.83%, and 5.92%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 7.84%.

MARKET ENVIRONMENT/CONDITIONS

The year began with improved market sentiment as investors hoped for a strengthening economic recovery. Economic growth, however, eased in the first half of the year as supply chains were disrupted by the horrific trifecta of disasters in Japan (earthquake, tsunami and nuclear disaster). Surging energy prices, caused by turmoil bubbling in the Middle East and strong demand from emerging market (EM) economies, also acted as a drag on growth. Volatility surged back into the market over August and September to reach levels not seen since the financial crisis of 2007–2008. Market anxiety was unleashed by Standard and Poor’s (S&P) downgrade of long-term U.S. sovereign debt, concerns over dissipating domestic and global economic growth, and, chiefly, worries that Europe’s debt crisis could become a global contagion. Headlines grew dire throughout the third quarter as investors shunned risk throughout the globe. Europe did, however, escape collapse and limped through the rest of the year. Over the fourth quarter, market volatility began to ease and investors became more open to taking risk. Gross Domestic Product (GDP) growth numbers released over the course of the year, aside from the first one (for the last quarter of 2010), were relatively disappointing, at 3.1%, 1.9%, 1.3% and 1.8% respectively. Risk sectors, such as corporate bonds, performed well over the year on a total-return basis but generated negative one-year excess returns versus their duration-match U.S. Treasury (UST) counterparts. U.S. Treasuries rallied as the ongoing saga of the European debt crisis intensified and as the Federal Reserve (the Fed) continued to take action to keep rates low. Nervous investors experienced prolonged flights to safe-haven assets. Against this backdrop, the S&P 500 equity index ended the year almost exactly where it began, masking the extreme volatility that equity indices experienced throughout the year. The Dow Jones Industrial Average ended the year up 5.53% despite being down by 1.59% over the last six months.

Economic data throughout the period pointed to neither a strengthening recovery nor a fallback into recession, although downside risks increased into the second and third quarters. Unemployment and housing remained especially problematic. The unemployment rate remained stubbornly high but did fall from over 9% to end the year at 8.6%, a 2  1/2-year low. Millions of people, however, have been unemployed for over six months—a worrisome phenomenon known as “long-duration unemployment,” which can lead to an atrophy of job-related skills. GDP growth must increase meaningfully for an extended period to push the unemployment rate downward toward healthier, pre-crisis levels. Housing remains an obstacle to growth. While some housing data have recently improved, the sector remained largely in the doldrums, especially home prices. The S&P/Case-Schiller 20-City Composite Index (seasonally adjusted; data released on a two-month lag) decreased for all but one of the monthly releases over the year, resulting in home prices registering a 3.4% year-over-year drop. Ultra-tight credit conditions and underwriting standards continued to disqualify many otherwise would-be home buyers from taking advantage of what have become historically low mortgage rates.

Inflationary pressures increased over the year but remained at relatively low levels. Core CPI (Consumer Price Index), which excludes the volatile food and energy components, increased over the year to end at the annual rate of 2.2% (November’s reading), more than twice the rate in January 2011. Outside of the core figures, the more volatile headline inflation figure was driven higher over the year as commodity prices ratcheted up, ending the year at the annual rate of 3.4%.

The Fed used both traditional and nontraditional methods to attempt to keep rates low to stimulate growth. It continued to keep the Fed Funds target rate steady in a range of 0% to 0.25%. The second round of quantitative easing (QE2), the Fed’s balance-sheet-expansion program, ran its course, ending as planned in late June. In August, in an unprecedented move that highlighted its growing concern about the economy, the Fed explicitly committed to keeping rates at low levels through mid-2013 in hopes of stimulating growth. While a third round of quantitative easing was anticipated and hoped for by some market participants, it did not come to fruition, in part due to political pressure and the program’s extreme unpopularity among U.S. House Republicans. Instead, the Fed pivoted and reached into its depleted toolkit and announced a program of selling short-dated UST in exchange for purchases of long-dated UST. The intent of this program, dubbed “Operation Twist,” is to twist, or flatten, the yield curve, primarily by driving down longer-dated yields. The Fed managed to surprise markets with the program’s magnitude, which was much larger than expected. In another effort to increase transparency, the Fed will begin publishing quarterly projections of short-term interest rates. In Congress, the “super-committee,” which was supposed to develop a compromise long-term plan to reduce the U.S. debt levels, failed to reach an agreement. Markets, which had largely anticipated this outcome, were minimally impacted.

Over a year when many expected yields to increase, UST yields actually ended the year much lower. They did rise over the first quarter but then fell over the subsequent three quarters—notably plunging during the third quarter amid a global flight to safety. Over the year, the yield on the two-year UST fell from 0.61% to 0.25% (36 basis points (bps)), the yield on the 10-year UST fell from 3.30% to 1.89% (141 bps), and the yield on the 30-year UST fell from 4.34% to 2.89% (145 bps). Driven primarily by the third quarter’s changes, the curve flattened over the year by 27 bps, as measured by the slope between 5-year and 30-year UST.

PORTFOLIO REVIEW/YEAR-END POSITIONING

In light of the profound volatility throughout 2011, the Portfolio underperformed its benchmark. This underperformance was driven

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

primarily from the impact that the third quarter volatility had on the Portfolio’s allocation to spread sectors. An overweight exposure to high yield bonds, particularly Industrials, was the Portfolio’s largest detractor as high yield spreads widened by over 170 basis points (bps) over the year. Similarly in the third quarter, the Portfolio’s allocation to investment grade corporate bonds, particularly within the Financials sector, detracted from performance.

Non-agency mortgage-backed securities (MBS) exposure further detracted from performance not only due to investors’ risk-off predilection in the third quarter, but also due to sales of the Federal Reserve’s Maiden Lane II holdings, negative technicals, and a lack of liquidity in the market as the year drew to a close. Continued principal paydowns and coupon payments were, however, partially offsetting.

The Portfolio did benefit from certain allocations. Agency MBS positioning, for example, contributed to performance mainly due to advantageous issue selection in which we avoided certain coupons associated with exaggerated risks of government- sponsored mortgage refinancing. We also tactically favored certain government agencies over others. The Portfolio’s non-U.S. exposure also aided performance. As the sovereign debt crisis in Europe reached new heights, our short position to the euro was particularly beneficial as the currency fell over 3% versus the U.S. dollar over the year. The overall tactical duration positioning in the Portfolio also had a marginally positive impact on performance; yield curve positioning, with a bias towards longer dated yields added to performance. Yields fell significantly over the year as the curve ended the year flatter.

Amidst volatility, adjustments were made to the Portfolio throughout the year. During the first quarter and in line with our general risk-reduction program, we reduced exposure to high yield bonds and to non-agency MBS. Throughout the period, we added to investment grade Industrials and non-corporate credits due to strong fundamentals and took advantage of low valuations. We also added to non-dollar positions to both express views on particular currencies and hedge against spread positions.

At year end, we held a meaningful exposure to the high-yield sector, chiefly Industrials, which appeared attractive due to low default rates, generally strong company fundamentals and earnings, and opportunities for enhanced yields. In investment grade credit, we continued to favor Financials, which remain discounted by the market. We believed that potential returns for non-agency mortgages remained more heavily skewed to the upside, especially as delinquency rates improved. At year end we held a slightly short duration position and favored the back end of the yield curve as a hedge against periodic flights to safety.

Stephen A. Walsh

Carl L. Eichstaedt

Mark S. Lindbloom

Michael Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	6.14	6.94	7.12	—
Class B	5.83	6.65	—	7.30
Class E	5.92	6.78	6.95	—
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pools	4.9
Fannie Mae 30 Yr. TBA	4.3
U.S. Treasury Bonds	3.8
Ginnie Mae 30 Yr.	3.7
U.S. Treasury Notes	3.2
Freddie Mac 30 Yr. Gold Pools	2.2
Ginnie Mae	1.9
Tenet Healthcare Corp.	1.2
Mexican Bonos	1.2
WaMu Mortgage Pass-Through Certificates	1.1

Top Sectors

% of Net Assets
Corporate Bonds & Notes	47.0
Agency Sponsored Mortgage-Backed	19.8
U.S. Treasuries	7.6
Collateralized Mortgage-Obligations	5.7
Foreign Government	3.8
Asset-Backed	3.3
Federal Agencies	2.5
Municipal Bonds & Notes	1.7
Commercial Mortgage-Backed	1.2
Term Loans	0.3

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.63%	$1,000.00	$1,026.00	$3.22
	Hypothetical*	0.63%	$1,000.00	$1,021.99	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,023.80	$4.49
	Hypothetical*	0.88%	$1,000.00	$1,020.72	$4.48

Class E(a)	Actual	0.78%	$1,000.00	$1,025.30	$3.98
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—47.0% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.3%
Raytheon Co. 3.125%, 10/15/20	$40,000	$40,311
The Boeing Co. 4.875%, 02/15/20 (a)	1,020,000	1,190,929
6.000%, 03/15/19	70,000	84,898
Triumph Group, Inc. 8.625%, 07/15/18 (a)	1,300,000	1,423,500

		2,739,638

Airlines—0.8%
Continental Airlines, Inc. (144A) 6.750%, 09/15/15	4,740,000	4,514,850
Delta Air Lines, Inc. 6.417%, 01/02/14 (a)	440,000	445,500
6.821%, 08/10/22	1,051,313	1,097,256
8.021%, 02/10/24 (a)	881,965	865,383
Delta Air Lines, Inc. (144A) 9.500%, 09/15/14 (a)	336,000	346,080
Northwest Airlines 1999-2 Class A Pass-Through Trust 7.575%, 03/01/19	28,060	29,253
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	160,082	172,888

		7,471,210

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 5.000%, 04/15/20	330,000	378,243
5.375%, 01/15/20	2,130,000	2,498,072
PepsiCo., Inc. 7.900%, 11/01/18	116,000	156,608
Pernod-Ricard S.A. (144A) 4.450%, 01/15/22	1,870,000	1,958,984

		4,991,907

Biotechnology—0.0%
Grifols, Inc. 8.250%, 02/01/18	200,000	210,000

Building Products—1.0%
Building Materials Corp. of America (144A) 6.750%, 05/01/21	2,000,000	2,100,000
7.500%, 03/15/20	6,900,000	7,452,000

		9,552,000

Capital Markets—1.2%
Credit Suisse 5.860%, 05/29/49	640,000	520,000
Deutsche Telekom International Finance BV 5.750%, 03/23/16	1,055,000	1,174,085
Goldman Sachs Capital II 5.793%, 12/29/49	3,880,000	2,386,200
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (b)	3,870,000	387

Capital Markets—(Continued)
Lehman Brothers Holdings E-Capital Trust I 3.589%, 08/19/65 (b)	$1,190,000	$119
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (b)	3,280,000	328
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	390,000	384,516
Morgan Stanley 0.855%, 10/18/16 (c)	620,000	497,504
4.750%, 04/01/14 (a)	240,000	236,421
State Street Corp. 4.956%, 03/15/18	140,000	145,519
The Goldman Sachs Group, Inc. 3.625%, 08/01/12 (a)	250,000	251,506
4.750%, 07/15/13	60,000	60,794
5.250%, 10/15/13	360,000	367,320
5.250%, 07/27/21	2,310,000	2,253,497
5.300%, 02/14/12 (a)	80,000	80,269
5.375%, 03/15/20	240,000	236,886
5.450%, 11/01/12	400,000	406,792
6.250%, 02/01/41	370,000	362,981
6.600%, 01/15/12	170,000	170,224
7.500%, 02/15/19	30,000	33,132
UBS AG 2.250%, 01/28/14	500,000	486,559
3.875%, 01/15/15	670,000	668,157
4.875%, 08/04/20	70,000	69,523

		10,792,719

Chemicals—0.3%
Ashland, Inc. 9.125%, 06/01/17 (a)	775,000	864,125
CF Industries, Inc. 7.125%, 05/01/20	90,000	106,425
Ecolab, Inc. 4.350%, 12/08/21	480,000	512,587
Lyondell Chemical Co. 11.000%, 05/01/18	1,307,639	1,428,596
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20	60,000	68,896

		2,980,629

Commercial Banks—3.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd. (144A) 3.850%, 01/22/15	1,110,000	1,177,638
BankAmerica Institutional Capital A (144A) 8.070%, 12/31/26	1,010,000	909,000
Barclays Bank plc (144A) 6.050%, 12/04/17	950,000	859,045
Commonwealth Bank of Australia (144A) 3.750%, 10/15/14	950,000	978,785
5.000%, 10/15/19	410,000	434,821
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (a)	2,180,000	1,635,000
Glitnir Banki Hf (144A) 6.330%, 12/31/49 (b)	720,000	187,200

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
HSBC Finance Capital Trust IX 5.911%, 11/30/35	$50,000	$41,500
ICICI Bank, Ltd. 6.375%, 04/30/22 (c)	839,000	729,930
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (c)	344,000	299,280
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (b)	350,000	86,625
7.625%, 02/28/15(b)	5,920,000	1,465,200
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (b)	2,000,000	70,000
Lloyds TSB Bank plc 6.375%, 01/21/21	210,000	210,448
Lloyds TSB Bank plc (144A) 5.800%, 01/13/20	770,000	731,021
Nordea Bank AB (144A) 3.700%, 11/13/14	1,080,000	1,097,209
4.875%, 01/14/21	370,000	378,184
4.875%, 05/13/21	1,810,000	1,529,827
Rabobank Nederland NV (144A) 11.000%, 12/29/49	855,000	1,000,350
Resona Preferred Global Securities, Ltd. (144A) 7.191%, 12/29/49 (c)	980,000	969,065
Royal Bank of Scotland Group plc 5.000%, 11/12/13 (a)	220,000	196,695
5.000%, 10/01/14	1,890,000	1,560,114
5.050%, 01/08/15	80,000	65,236
Royal Bank of Scotland Group plc 5.250%, 03/31/49	400,000	214,500
7.648%, 08/29/49 (c)	200,000	136,250
Royal Bank of Scotland plc 7.250%, 03/10/14 (AUD)	3,350,000	3,387,974
Sumitomo Mitsui Banking Corp. (144A) 3.150%, 07/22/15	200,000	208,696
Wachovia Bank N.A. 5.600%, 03/15/16	390,000	417,631
Wachovia Corp. 5.250%, 08/01/14 (a)	4,550,000	4,799,217
Wells Fargo & Co. 3.676%, 06/15/16 (a)	2,770,000	2,894,644
4.600%, 04/01/21	200,000	219,336

		28,890,421

Commercial Services & Supplies—1.6%
ACCO Brands Corp. 10.625%, 03/15/15	1,095,000	1,218,188
International Lease Finance Corp. 5.875%, 05/01/13	50,000	49,250
6.250%, 05/15/19 (a)	5,000,000	4,618,950
8.250%, 12/15/20 (a)	2,000,000	2,020,000
8.750%, 03/15/17 (c)	2,880,000	2,966,400
International Lease Finance Corp. (144A) 6.500%, 09/01/14	50,000	51,125
6.750%, 09/01/16	260,000	266,500

Commercial Services & Supplies—(Continued)
Waste Management, Inc. 7.375%, 05/15/29	$340,000	$432,313
West Corp. 8.625%, 10/01/18	1,300,000	1,313,000
Wyle Services Corp. (144A) 10.500%, 04/01/18	1,800,000	1,800,000

		14,735,726

Consumer Finance—1.6%
Ally Financial, Inc. 1.750%, 10/30/12	1,800,000	1,823,216
8.000%, 03/15/20 (a)	3,000,000	3,075,000
American Express Co. 6.800%, 09/01/66 (c)	3,270,000	3,253,650
American Express Credit Corp. 5.125%, 08/25/14	80,000	85,946
Daimler Finance North America, LLC (144A) 2.625%, 09/15/16	1,450,000	1,441,526
Ford Motor Credit Co., LLC 8.000%, 12/15/16	1,500,000	1,701,914
8.125%, 01/15/20 (a)	2,250,000	2,648,403
HSBC Finance Corp. 6.676%, 01/15/21	230,000	237,911
MBNA Capital A 8.278%, 12/01/26	40,000	37,100
SLM Corp. 5.000%, 04/15/15 (a)	60,000	57,735
5.050%, 11/14/14	360,000	355,068
5.625%, 08/01/33	290,000	216,317
8.000%, 03/25/20 (a)	210,000	212,100

		15,145,886

Containers & Packaging—0.5%
Ardagh Packaging Finance plc (144A) 9.125%, 10/15/20 (a)	2,000,000	1,980,000
Ball Corp. 5.750%, 05/15/21	930,000	974,175
6.750%, 09/15/20	600,000	652,500
Reynolds Group Issuer, Inc. (144A) 6.875%, 02/15/21	480,000	477,600
7.125%, 04/15/19	400,000	407,000
8.750%, 10/15/16 (c)	405,000	426,262

		4,917,537

Diversified Consumer Services—0.1%
Service Corp. International 7.500%, 04/01/27	350,000	336,000
7.625%, 10/01/18	125,000	139,062

		475,062

Diversified Financial Services—8.2%
Anadarko Finance Co. 7.500%, 05/01/31 (a)	100,000	120,988

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Bank of America Corp. 4.500%, 04/01/15	$1,850,000	$1,785,224
5.000%, 05/13/21 (a)	1,010,000	919,943
5.420%, 03/15/17	2,830,000	2,553,254
6.500%, 08/01/16	4,515,000	4,546,921
Barrick North America Finance, LLC 4.400%, 05/30/21	930,000	1,007,186
BHP Billiton Finance USA, Ltd. 3.250%, 11/21/21	1,070,000	1,101,672
6.500%, 04/01/19	1,350,000	1,668,001
Boeing Capital Corp. 4.700%, 10/27/19	570,000	648,815
BP Capital Markets plc 3.125%, 03/10/12	330,000	331,514
3.561%, 11/01/21	140,000	145,752
5.250%, 11/07/13	1,500,000	1,608,846
Citigroup, Inc. 3.953%, 06/15/16 (a)	1,130,000	1,126,105
5.000%, 09/15/14	1,600,000	1,583,533
5.375%, 08/09/20	1,100,000	1,131,098
5.500%, 10/15/14	230,000	236,451
6.000%, 12/13/13	130,000	134,519
6.010%, 01/15/15	1,910,000	1,995,387
6.375%, 08/12/14	630,000	661,198
6.500%, 08/19/13	40,000	41,639
6.875%, 03/05/38	1,290,000	1,417,211
Corporacion Andina de Fomento 6.875%, 03/15/12	3,230,000	3,257,397
Diageo Capital plc 4.828%, 07/15/20 (a)	1,330,000	1,503,976
Diageo Finance BV 3.250%, 01/15/15	90,000	95,149
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	830,000	883,950
Gaz Capital S.A. (144A) 6.510%, 03/07/22	120,000	121,800
General Electric Capital Corp. 4.375%, 09/16/20	90,000	91,970
4.625%, 01/07/21 (a)	80,000	82,996
5.300%, 02/11/21	190,000	203,101
6.375%, 11/15/67	4,530,000	4,462,050
6.875%, 01/10/39	1,580,000	1,892,891
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65	330,000	222,750
Inmarsat Finance plc (144A) 7.375%, 12/01/17 (a)	760,000	794,200
JPMorgan Chase & Co. 4.250%, 10/15/20	50,000	50,351
4.350%, 08/15/21	200,000	201,981
5.125%, 09/15/14	3,290,000	3,468,650
5.150%, 10/01/15	2,590,000	2,748,974
6.125%, 06/27/17	200,000	219,821
6.625%, 03/15/12	140,000	141,406
Leucadia National Corp. 8.125%, 09/15/15	520,000	546,650

Diversified Financial Services—(Continued)
MarkWest Energy Finance Corp. 6.500%, 08/15/21	$1,400,000	$1,457,750
Nielsen Finance, LLC 7.750%, 10/15/18	3,690,000	3,985,200
11.500%, 05/01/16	440,000	503,800
Petrobras International Finance Co. 3.875%, 01/27/16	750,000	772,658
5.375%, 01/27/21	150,000	157,590
5.750%, 01/20/20	513,000	548,972
6.125%, 10/06/16	586,000	649,618
Reed Elsevier Capital, Inc. 8.625%, 01/15/19	800,000	998,468
Regency Energy Finance Corp. 6.500%, 07/15/21	4,580,000	4,763,200
Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15 (a)	10,000	10,084
2.500%, 05/20/16	270,000	275,423
3.500%, 11/02/20	150,000	153,316
3.750%, 09/20/21 (a)	530,000	555,367
4.125%, 05/20/21 (a)	380,000	408,495
6.500%, 07/15/18	790,000	952,193
9.000%, 05/01/19	1,280,000	1,746,907
RSHB Capital S.A. (144A) 6.299%, 05/15/17	460,000	459,425
Santander U.S. Debt S.A. Unipersonal (144A) 3.724%, 01/20/15	100,000	90,801
Shell International Finance BV 4.375%, 03/25/20 (a)	400,000	466,986
6.375%, 12/15/38	480,000	660,629
Springleaf Finance Corp. 6.900%, 12/15/17	410,000	295,200
Sprint Capital Corp. 6.875%, 11/15/28	6,650,000	4,746,437
8.750%, 03/15/32	2,520,000	2,038,050
Telecom Italia Capital S.A. 5.250%, 10/01/15	530,000	486,185
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	670,000	681,480
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	190,000	193,256
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	130,000	131,950
7.500%, 07/18/16	100,000	105,500
UPCB Finance III, Ltd. (144A) 6.625%, 07/01/20	700,000	689,500
VIP Finance Ireland, Ltd. (144A) 8.375%, 04/30/13	160,000	166,400
Wells Fargo Capital X 5.950%, 12/15/36	1,090,000	1,091,362

		75,997,522

Diversified Telecommunication Services—2.0%
AT&T, Inc. 3.875%, 08/15/21	510,000	539,453
5.350%, 09/01/40	61,000	68,619

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
AT&T, Inc. 5.500%, 02/01/18	$1,530,000	$1,771,021
5.550%, 08/15/41	1,000,000	1,177,417
6.550%, 02/15/39	200,000	254,408
Cogent Communications Group, Inc. (144A) 8.375%, 02/15/18	1,250,000	1,281,250
Frontier Communications Corp. 8.750%, 04/15/22	459,000	454,410
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20	3,330,000	3,379,950
8.500%, 11/01/19 (a)	2,965,000	3,142,900
9.500%, 06/15/16 (a)	100,000	104,500
Telefonica Emisiones SAU 5.134%, 04/27/20	730,000	685,702
5.877%, 07/15/19	260,000	256,950
UPC Holding BV (144A) 9.875%, 04/15/18	395,000	421,169
Verizon Communications, Inc. 3.500%, 11/01/21	650,000	676,729
8.950%, 03/01/39	130,000	208,189
Wind Acquisition Finance S.A. (144A) 7.250%, 02/15/18	2,500,000	2,275,000
Windstream Corp. 7.500%, 04/01/23	2,000,000	1,975,000

		18,672,667

Electric Utilities—2.4%
Calpine Corp. (144A) 7.500%, 02/15/21	2,970,000	3,177,900
7.875%, 07/31/20 (a)	2,465,000	2,656,037
Duke Energy Carolinas, LLC 5.300%, 02/15/40	1,700,000	2,066,381
5.625%, 11/30/12	80,000	83,363
Energy Future Intermediate Co., LLC 10.000%, 12/01/20 (a) (c)	5,096,000	5,376,280
Exelon Corp. 5.625%, 06/15/35	675,000	726,607
FirstEnergy Corp. 7.375%, 11/15/31	5,280,000	6,493,222
Pacific Gas & Electric Co. 6.050%, 03/01/34	970,000	1,200,704

		21,780,494

Energy Equipment & Services—1.3%
Baker Hughes, Inc. (144A) 3.200%, 08/15/21	1,060,000	1,095,229
Cie Generale de Geophysique-Veritas 6.500%, 06/01/21	2,840,000	2,754,800
7.750%, 05/15/17	555,000	561,938
Complete Production Services, Inc. 8.000%, 12/15/16	2,670,000	2,776,800
Hercules Offshore, Inc. (144A) 10.500%, 10/15/17 (a)	795,000	773,137
Key Energy Services, Inc. 6.750%, 03/01/21	1,300,000	1,300,000

Energy Equipment & Services—(Continued)
Offshore Group Investment, Ltd. 11.500%, 08/01/15	$1,500,000	$1,621,875
SESI, LLC (144A) 7.125%, 12/15/21	1,050,000	1,102,500

		11,986,279

Food & Staples Retailing—0.4%
CVS Caremark Corp. 6.600%, 03/15/19	710,000	865,425
CVS Pass-Through Trust 6.943%, 01/10/30	1,196,596	1,326,283
Safeway, Inc. 4.750%, 12/01/21	1,240,000	1,270,209
7.250%, 02/01/31	50,000	60,161

		3,522,078

Food Products—0.2%
Kraft Foods, Inc. 5.375%, 02/10/20	1,850,000	2,134,624

Gas Utilities—0.0%
Southern Natural Gas Co. 8.000%, 03/01/32	25,000	30,921
Southern Natural Gas Co. (144A) 5.900%, 04/01/17	20,000	22,858

		53,779

Health Care Equipment & Supplies—0.1%
Medtronic, Inc. 4.450%, 03/15/20	620,000	699,626

Health Care Providers & Services—2.4%
Aristotle Holding, Inc. (144A) 3.500%, 11/15/16	3,040,000	3,096,103
HCA, Inc. 5.750%, 03/15/14	90,000	91,800
6.250%, 02/15/13	1,201,000	1,225,020
6.375%, 01/15/15	1,500,000	1,528,125
Humana, Inc. 7.200%, 06/15/18	540,000	629,890
Tenet Healthcare Corp. 6.875%, 11/15/31	105,000	86,100
8.875%, 07/01/19	8,468,000	9,505,330
10.000%, 05/01/18 (a)	1,622,000	1,853,135
UnitedHealth Group, Inc. 5.700%, 10/15/40	10,000	11,973
5.800%, 03/15/36	20,000	23,927
6.000%, 02/15/18	1,570,000	1,866,669
Vanguard Health Holding Co. II, LLC 8.000%, 02/01/18 (a)	1,080,000	1,071,900
Wellpoint Health Networks, Inc. 6.375%, 01/15/12	230,000	230,411
WellPoint, Inc. 3.700%, 08/15/21	440,000	452,184

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—(Continued)
WellPoint, Inc. 5.875%, 06/15/17	$150,000	$172,839
7.000%, 02/15/19	650,000	784,272

		22,629,678

Hotels, Restaurants & Leisure—1.4%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	1,135,000	1,204,519
CityCenter Holdings, LLC (144A) 7.625%, 01/15/16	1,000,000	1,025,000
El Pollo Loco, Inc. (144A) 17.000%, 01/15/18 (c)	1,710,000	1,455,637
Harrah’s Operating Co., Inc. 10.750%, 02/01/16	1,570,000	1,114,700
Inn of the Mountain Gods Resort & Casino (144A) 8.750%, 11/30/20	372,000	358,980
Landry’s Acquisition Co. (144A) 11.625%, 12/01/15	120,000	126,300
Landry’s Restaurants, Inc. 11.625%, 12/01/15 (a)	560,000	589,400
MGM Resorts International 7.625%, 01/15/17 (a)	130,000	123,825
9.000%, 03/15/20	1,040,000	1,151,800
10.375%, 05/15/14	575,000	656,938
11.125%, 11/15/17	1,380,000	1,573,200
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (a)	870,000	802,575
NCL Corp., Ltd. 9.500%, 11/15/18	1,400,000	1,459,500
11.750%, 11/15/16 (a)	770,000	885,500
Station Casinos, Inc. 6.500%, 02/01/14 (b)	175,000	0

		12,527,874

Household Durables—0.1%
Standard Pacific Corp. 8.375%, 01/15/21	1,300,000	1,223,625

Independent Power Producers & Energy Traders—0.8%
Calpine Construction Finance Co. (144A) 8.000%, 06/01/16	1,050,000	1,134,000
Dynegy-Roseton/Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	305,000
Edison Mission Energy 7.750%, 06/15/16	220,000	160,600
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,233,569
The AES Corp. 7.750%, 10/15/15	520,000	565,500

		7,398,669

Insurance—0.7%
American International Group, Inc. 5.850%, 01/16/18	390,000	381,426

Insurance—(Continued)
American International Group, Inc. 6.250%, 03/15/37	$1,010,000	$730,988
6.400%, 12/15/20	1,750,000	1,766,152
8.250%, 08/15/18	820,000	867,971
Berkshire Hathaway, Inc. 3.200%, 02/11/15 (a)	850,000	901,138
ING Captial Funding Trust III 4.179%, 12/29/49 (c)	240,000	188,792
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	1,180,000	1,514,414

		6,350,881

IT Services—0.3%
First Data Corp. 9.875%, 09/24/15 (a)	1,000,000	940,000
First Data Corp. (144A) 7.375%, 06/15/19 (a)	2,210,000	2,077,400

		3,017,400

Life Sciences Tools & Services—0.0%
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	370,000	386,429

Machinery—0.3%
Caterpillar, Inc. 3.900%, 05/27/21 (a)	690,000	757,522
Dematic S.A. (144A) 8.750%, 05/01/16	1,950,000	1,925,625

		2,683,147

Marine—0.2%
CMA CGM S.A. (144A) 8.500%, 04/15/17 (a)	1,500,000	663,750
Navios Maritime Acquisition Corp. 8.625%, 11/01/17 (a)	986,000	714,850

		1,378,600

Media—3.7%
CCO Holdings, LLC 6.500%, 04/30/21	7,000,000	7,087,500
7.000%, 01/15/19	90,000	93,825
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	2,120,000	1,521,100
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	54,376
Comcast Cable Communications, LLC 8.875%, 05/01/17	700,000	903,430
Comcast Corp. 5.650%, 06/15/35	10,000	11,047
5.700%, 05/15/18	1,000,000	1,150,759
5.875%, 02/15/18	190,000	219,691
6.400%, 03/01/40 (a)	10,000	12,431
6.500%, 01/15/15	1,510,000	1,711,790

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
DISH DBS Corp. 6.625%, 10/01/14	$90,000	$96,075
6.750%, 06/01/21	1,875,000	2,020,312
7.125%, 02/01/16	2,345,000	2,526,737
7.750%, 05/31/15	50,000	55,000
7.875%, 09/01/19 (a)	3,985,000	4,503,050
EH Holding Corp. (144A) 7.625%, 06/15/21	1,500,000	1,575,000
News America, Inc. 6.200%, 12/15/34	20,000	21,501
6.650%, 11/15/37	110,000	124,623
Time Warner Cable, Inc. 4.000%, 09/01/21	2,110,000	2,134,746
4.125%, 02/15/21 (a)	10,000	10,269
5.500%, 09/01/41	560,000	590,128
5.875%, 11/15/40	160,000	173,162
6.750%, 06/15/39	550,000	649,945
8.250%, 04/01/19	1,480,000	1,858,898
8.750%, 02/14/19	370,000	472,464
Time Warner, Inc. 6.250%, 03/29/41	100,000	119,895
7.625%, 04/15/31	140,000	180,723
United Business Media, Ltd. (144A) 5.750%, 11/03/20	50,000	50,433
Unitymedia Hessen GmbH & Co. KG (144A) 8.125%, 12/01/17	500,000	528,125
Univision Communications, Inc. (144A) 6.875%, 05/15/19 (a)	1,000,000	965,000
7.875%, 11/01/20	2,700,000	2,740,500

		34,162,535

Metals & Mining—1.7%
Barrick Gold Corp. 6.950%, 04/01/19 (a)	680,000	835,079
FMG Resources August 2006 Pty, Ltd. (144A) 6.375%, 02/01/16	150,000	145,500
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	120,000	127,500
Midwest Vanadium Pty, Ltd. (144A) 11.500%, 02/15/18 (a)	4,700,000	3,431,000
Novelis, Inc. 8.750%, 12/15/20 (a)	580,000	622,050
Steel Dynamics, Inc. 6.750%, 04/01/15	65,000	66,463
7.375%, 11/01/12 (a)	550,000	572,688
7.625%, 03/15/20 (a)	3,210,000	3,386,550
7.750%, 04/15/16	2,470,000	2,574,975
Teck Resources, Ltd. 9.750%, 05/15/14	223,000	262,063
10.250%, 05/15/16	293,000	336,950
Vale Overseas, Ltd. 6.875%, 11/21/36	1,770,000	2,015,235
8.250%, 01/17/34	160,000	205,461
Vedanta Resources plc (144A) 8.750%, 01/15/14 (a)	780,000	756,600

		15,338,114

Multi-Utilities—0.0%
Dominion Resources, Inc. 8.875%, 01/15/19	$90,000	$119,434

Oil, Gas & Consumable Fuels—5.9%
Anadarko Petroleum Corp. 6.375%, 09/15/17	850,000	985,264
Apache Corp. 5.100%, 09/01/40	140,000	163,625
Arch Coal, Inc. (144A) 7.000%, 06/15/19	1,130,000	1,152,600
Berry Petroleum Co. 10.250%, 06/01/14	800,000	905,000
Chesapeake Energy Corp. 6.500%, 08/15/17 (a)	450,000	479,250
6.625%, 08/15/20	3,540,000	3,796,650
6.875%, 08/15/18 (a)	140,000	149,800
9.500%, 02/15/15	1,020,000	1,167,900
Concho Resources, Inc. 6.500%, 01/15/22	2,800,000	2,926,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,225,000	1,670,038
Consol Energy, Inc. 8.250%, 04/01/20 (a)	2,230,000	2,464,150
Devon Energy Corp. 5.600%, 07/15/41	1,580,000	1,899,678
El Paso Corp. 7.375%, 12/15/12	123,000	127,984
7.800%, 08/01/31	67,000	77,218
El Paso Natural Gas Co. 8.375%, 06/15/32	330,000	418,670
Energy Transfer Partners, L.P. 9.000%, 04/15/19	1,320,000	1,570,098
Enterprise Products Operating, LLC 4.050%, 02/15/22 (a)	1,300,000	1,324,523
5.700%, 02/15/42	1,320,000	1,438,123
9.750%, 01/31/14	1,820,000	2,102,362
EXCO Resources, Inc. 7.500%, 09/15/18	1,000,000	945,000
Hess Corp. 7.300%, 08/15/31	950,000	1,219,076
7.875%, 10/01/29	250,000	335,868
8.125%, 02/15/19	110,000	141,203
Kerr-McGee Corp. 6.950%, 07/01/24	620,000	739,433
7.875%, 09/15/31	1,395,000	1,748,478
Kinder Morgan Energy Partners, L.P. 5.850%, 09/15/12	20,000	20,645
6.000%, 02/01/17	1,420,000	1,607,122
Noble Energy, Inc. 4.150%, 12/15/21	1,120,000	1,158,632
8.250%, 03/01/19	560,000	728,220
Occidental Petroleum Corp. 3.125%, 02/15/22	900,000	923,261
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	179,350

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Parker Drilling Co. 9.125%, 04/01/18	$2,000,000	$2,105,000
Peabody Energy Corp. 6.500%, 09/15/20 (a)	1,990,000	2,089,500
Pemex Project Funding Master Trust 6.625%, 06/15/35	3,035,000	3,440,931
Petroleos Mexicanos 5.500%, 01/21/21	1,120,000	1,215,200
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	225,244
QEP Resources, Inc. 6.875%, 03/01/21	2,130,000	2,295,075
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,030,000	1,169,050
Range Resources Corp. 8.000%, 05/15/19	2,830,000	3,155,450
Teekay Corp. 8.500%, 01/15/20 (a)	1,560,000	1,501,500
Tennessee Gas Pipeline Co. 7.625%, 04/01/37	60,000	71,577
Valero Energy Corp. 4.750%, 06/15/13	50,000	52,339
Whiting Peteroleum Corp. 7.000%, 02/01/14	75,000	79,875
Williams Cos., Inc. 7.500%, 01/15/31	45,000	54,845
7.750%, 06/15/31 (a)	14,000	17,415
7.875%, 09/01/21	756,000	930,429
8.750%, 03/15/32	25,000	32,756
WPX Energy, Inc. (144A) 6.000%, 01/15/22	1,970,000	2,016,788

		55,018,195

Paper & Forest Products—0.5%
Appleton Papers, Inc. 11.250%, 12/15/15 (a)	3,000,000	2,700,000
NewPage Corp. 11.375%, 12/31/14 (a)	1,485,000	1,097,044
Verso Paper Holdings, LLC 8.750%, 02/01/19 (a)	800,000	488,000
11.375%, 08/01/16 (a)	730,000	299,300

		4,584,344

Pharmaceuticals—0.3%
Abbott Laboratories 5.125%, 04/01/19	60,000	69,668
Pfizer, Inc. 6.200%, 03/15/19 (a)	690,000	851,396
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	820,000	996,639
Wyeth 5.500%, 03/15/13	50,000	52,855
5.950%, 04/01/37	500,000	640,486

		2,611,044

Professional Services—0.1%
Altegrity, Inc. (144A) 11.750%, 05/01/16	$1,440,000	$1,260,000

Real Estate Investment Trusts—0.0%
Boston Properties, L.P. 6.250%, 01/15/13 (a)	16,000	16,629

Real Estate Management & Development—0.1%
Realogy Corp. (144A) 11.000%, 04/15/18 (a)	2,000,000	1,160,000

Road & Rail—1.0%
Florida East Coast Railway Corp. 8.125%, 02/01/17	2,000,000	1,975,000
Kansas City Southern de Mexico S.A. de C.V. 6.125%, 06/15/21(a)	4,390,000	4,510,725
12.500%, 04/01/16 (a)	1,603,000	1,859,480
RailAmerica, Inc. 9.250%, 07/01/17	1,210,000	1,321,925

		9,667,130

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. 10.125%, 12/15/16	30,000	31,575
Freescale Semiconductor, Inc. (144A) 9.250%, 04/15/18	750,000	801,563
National Semiconductor Corp.
6.600%, 06/15/17	160,000	196,523

		1,029,661

Specialty Retail—0.0%
Limited Brands, Inc. 6.950%, 03/01/33 (a)	60,000	55,650

Textiles, Apparel & Luxury Goods—0.2%
Oxford Industries, Inc. 11.375%, 07/15/15	1,360,000	1,489,200

Tobacco—1.0%
Alliance One International, Inc. 10.000%, 07/15/16	3,850,000	3,465,000
Altria Group, Inc. 4.750%, 05/05/21	1,710,000	1,882,775
8.500%, 11/10/13	840,000	948,315
Phillip Morris International, Inc. 2.900%, 11/15/21	1,400,000	1,427,369
Reynolds American, Inc. 6.750%, 06/15/17	575,000	653,561
7.250%, 06/01/12	360,000	368,738

		8,745,758

Trading Companies & Distributors—0.1%
H&E Equipment Services, Inc. 8.375%, 07/15/16	500,000	511,250

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Wireless Telecommunication Services—0.3%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	$730,000	$806,484
5.625%, 11/15/17	540,000	620,752
Cellco Partnership, Inc. 8.500%, 11/15/18	220,000	296,934
Cricket Communications, Inc. 7.750%, 05/15/16	645,000	665,962
Rogers Communications, Inc. 6.800%, 08/15/18	480,000	584,709

		2,974,841

Yankee—0.2%
BBVA U.S. Senior SAU 3.250%, 05/16/14	2,040,000	1,932,339
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	259,875

		2,192,214

Total Corporate Bonds & Notes (Identified Cost $448,749,175)		436,282,106

U.S. Treasury & Government Agencies—29.9%

Agency Sponsored Mortgage-Backed—19.8%
Fannie Mae 15 Yr. 3.000%, TBA	2,200,000	2,271,844
Fannie Mae 15 Yr. Pool 6.500%, 09/01/16	18,393	20,148
6.500%, 01/01/17	17,145	18,781
Fannie Mae 20 Yr. Pool 4.500%, 04/01/31	547,604	585,668
4.500%, 05/01/31	1,562,568	1,671,183
4.500%, 06/01/31	551,795	590,151
8.500%, 08/01/19	34,600	39,541
Fannie Mae 30 Yr. 3.500%, TBA	100,000	102,844
4.000%, TBA	4,400,000	4,622,063
4.500%, TBA	5,300,000	5,639,531
5.000%, TBA	16,700,000	18,041,219
5.500%, TBA	10,500,000	11,433,515
Fannie Mae 30 Yr. Pool 4.000%, 09/01/41	13,444,886	14,140,578
4.000%, 10/01/41	989,444	1,040,641
4.000%, 11/01/41	1,196,135	1,258,028
5.000%, 01/01/39	61,304	66,910
5.000%, 08/01/39	139,833	152,619
5.000%, 11/01/39	27,683	30,215
5.000%, 12/01/39	80,695	88,074
5.000%, 05/01/40	349,945	381,944
5.000%, 07/01/40	149,424	163,088
5.000%, 11/01/40	3,639,578	3,972,387
5.000%, 01/01/41	98,613	107,630
5.000%, 02/01/41	196,976	214,988
5.000%, 04/01/41	375,959	410,338

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 05/01/41	$7,598,026	$8,292,802
5.000%, 06/01/41	592,122	646,266
5.500%, 12/01/16	30,817	33,477
5.500%, 11/01/36	134,787	147,049
6.000%, 03/01/32	16,658	18,569
6.000%, 04/01/32	274,545	306,042
6.500%, 03/01/16	2,182	2,390
6.500%, 12/01/16	20,054	21,968
6.500%, 03/01/26	5,335	6,093
6.500%, 07/01/31	24,850	28,284
6.500%, 08/01/31	1,523	1,734
6.500%, 10/01/31	3,618	4,118
6.500%, 03/01/32	28,649	32,536
6.500%, 11/01/34	14,759	16,669
6.500%, 02/01/36	6,275	7,048
6.500%, 04/01/36	203,790	228,889
6.500%, 11/01/36	196,757	220,990
6.500%, 06/01/37	178,976	200,683
6.500%, 10/01/39	11,500,000	12,873,218
7.000%, 05/01/26	3,042	3,522
7.000%, 07/01/30	326	380
7.000%, 12/01/30	417	486
7.000%, 01/01/31	531	620
7.000%, 07/01/31	3,157	3,671
7.000%, 09/01/31	14,722	17,118
7.000%, 10/01/31	6,640	7,721
7.000%, 11/01/31	4,916	5,716
7.000%, 01/01/32	25,677	29,766
7.000%, 02/01/32	13,648	15,821
7.000%, 04/01/32	76,461	88,637
7.500%, 12/01/29	2,079	2,481
7.500%, 02/01/30	1,465	1,651
7.500%, 06/01/30	2,994	3,186
7.500%, 08/01/30	105	109
7.500%, 09/01/30	2,124	2,534
7.500%, 11/01/30	23,263	25,838
7.500%, 02/01/31	7,016	7,500
7.500%, 07/01/31	32,557	35,983
8.000%, 08/01/27	2,989	3,520
8.000%, 07/01/30	2,045	2,471
8.000%, 09/01/30	897	1,020
8.000%, 01/01/31	80,771	97,683
Fannie Mae REMICS 0.644%, 05/25/34 (c)	702,964	702,550
6.206%, 10/25/40 (c) (d)	2,451,349	345,912
6.236%, 12/25/40 (c) (d)	6,074,023	781,299
6.256%, 10/25/41 (c) (d)	6,886,175	1,195,304
6.386%, 07/25/41 (c) (d)	2,185,790	279,763
9.750%, 11/25/18	1,330,988	1,556,514
9.750%, 08/25/19	448,559	519,085
10.400%, 04/25/19	857	954
FHLMC Multifamily Structured Pass-Through Certificate 1.227%, 01/25/20 (c) (d)	216,765	13,553
1.410%, 04/25/20 (c) (d)	521,853	36,750

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
FHLMC Multifamily Structured Pass-Through Certificate 1.411%, 06/25/21 (c) (d)	$14,613,387	$1,237,540
1.455%, 04/25/21 (c) (d)	4,724,861	403,026
1.681%, 07/25/21 (d)	4,427,332	499,691
1.682%, 08/25/20 (c) (d)	306,576	26,440
1.732%, 02/25/18 (c) (d)	15,646,712	1,180,314
1.743%, 10/25/21 (d)	6,485,000	704,338
1.840%, 06/25/20 (c) (d)	771,328	76,092
2.259%, 08/25/18 (c) (d)	6,683,667	703,670
Freddie Mac 15 Yr. Gold Pool 7.000%, 02/01/15	5,007	5,397
7.000%, 05/01/16	18,619	20,233
Freddie Mac 30 Yr. 4.000%, TBA	200,000	209,750
5.500%, TBA	100,000	108,500
Freddie Mac 30 Yr. Gold Pool 5.000%, 12/01/34	61,716	66,404
5.000%, 11/01/36	458,396	493,222
5.500%, 11/01/35	89,888	97,855
5.500%, 11/01/37	62,227	67,674
5.500%, 01/01/38	107,395	116,679
5.500%, 04/01/38	212,623	231,003
6.000%, 12/01/36	8,476	9,339
6.000%, 02/01/37	303,557	334,410
6.000%, 06/01/38	1,266,305	1,395,717
6.000%, 11/01/39	15,886,593	17,522,049
6.500%, 09/01/31	83,725	95,515
Freddie Mac ARM Non-Gold Pool 2.700%, 02/01/36 (c)	124,950	132,783
5.531%, 05/01/37 (c)	104,777	111,350
5.563%, 01/01/38 (c)	125,161	133,866
5.614%, 04/01/37 (c)	90,568	95,894
5.671%, 02/01/37 (c)	39,962	41,915
5.876%, 05/01/37 (c)	123,202	131,474
6.012%, 03/01/37 (c)	139,937	148,569
Freddie Mac REMICS 0.628%, 04/15/33 (c)	512,835	512,537
11.565%, 06/15/21 (c) (d)	31	657
Ginnie Mae 0.615%, 10/20/60 (c)	3,729,571	3,664,303
0.735%, 02/20/61 (c)	343,474	340,178
0.785%, 01/20/61 (c)	163,371	162,076
0.785%, 03/20/61 (c)	97,870	96,926
1.259%, 05/20/60 (c)	2,057,156	2,089,865
1.435%, 11/20/59 (c)	6,513,564	6,611,244
5.645%, 07/20/40 (c) (d)	5,355,771	780,133
5.715%, 10/20/39 (c) (d)	4,476,084	681,734
5.715%, 02/20/41 (c) (d)	647,925	99,890
5.718%, 03/16/41 (c) (d)	265,597	36,812
5.765%, 12/20/39 (c) (d)	555,907	84,265
5.915%, 03/20/35 (c) (d)	1,376,969	166,048
6.215%, 03/20/39 (c) (d)	870,125	130,132
6.265%, 10/20/38 (c) (d)	1,311,366	207,113
6.265%, 11/20/38 (c) (d)	5,158,050	785,207
6.345%, 11/20/38 (c) (d)	581,134	75,842

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae 6.365%, 01/20/40 (c) (d)	$3,337,938	$487,738
6.415%, 08/20/39 (c) (d)	2,032,351	258,738
6.418%, 12/16/36 (c) (d)	1,761,348	278,542
6.465%, 10/20/33 (c) (d)	756,809	73,502
6.468%, 04/16/39 (c) (d)	628,391	87,450
Ginnie Mae 30 Yr. 4.000%, TBA	3,500,000	3,743,359
4.500%, TBA	13,700,000	14,920,155
5.000%, TBA	9,700,000	10,739,593
5.500%, TBA	400,000	448,437
6.000%, TBA	3,900,000	4,405,812
Ginnie Mae I 30 Yr. Pool 4.000%, 01/15/41	98,799	106,144
5.000%, 01/15/40	515,861	575,262
5.500%, 04/20/41	89,398	100,341
6.000%, 07/15/38	82,658	93,683
6.500%, 09/15/28	3,020	3,502
6.500%, 10/15/28	1,739	2,017
6.500%, 01/15/29	44,439	51,519
6.500%, 02/15/29	44,445	51,527
6.500%, 06/15/29	16,563	19,203
6.500%, 10/15/30	7,384	8,561
6.500%, 02/15/31	3,505	4,063
7.000%, 06/15/28	28,311	32,986
7.000%, 07/15/29	1,894	2,211
Ginnie Mae II 30 Yr. Pool 4.500%, 03/20/41	93,033	101,665
4.500%, 04/20/41	280,588	306,622
5.000%, 07/20/40	1,599,855	1,770,541
5.000%, 08/20/40	1,500,865	1,661,363
5.000%, 09/20/40	165,315	182,993
5.000%, 11/20/40	80,044	88,604
5.500%, 08/20/37	331,811	372,946
5.500%, 12/20/40	78,716	88,770
5.500%, 01/20/41	154,748	174,367
6.000%, 08/20/40	79,559	90,189
6.000%, 11/20/40	1,063,900	1,206,728
6.500%, 10/20/37	50,602	57,770
Ginnie Mae II ARM Pool 1.540%, 01/20/60 (c)	1,088,488	1,105,574
1.896%, 05/20/60 (c)	918,824	944,713

		183,514,732

Federal Agencies—2.5%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	4,100,000	4,783,585
Federal Home Loan Bank 3.625%, 10/18/13	640,000	676,403
5.500%, 07/15/36	1,990,000	2,581,243
Federal Home Loan Mortgage Corp. 0.400%, 07/26/13	1,470,000	1,469,255
Federal National Mortgage Association Zero Coupon, 10/09/19	1,670,000	1,284,005
0.500%, 09/08/14	1,590,000	1,590,617

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 0.500%, 12/28/15	$2,580,000	$2,579,801
6.250%, 05/15/29 (a)	1,890,000	2,660,869
7.000%, 11/01/31	65,123	75,722
Tennessee Valley Authority 3.875%, 02/15/21	150,000	171,136
4.625%, 09/15/60	1,260,000	1,504,490
5.250%, 09/15/39	750,000	957,383
5.980%, 04/01/36	2,490,000	3,435,846

		23,770,355

U.S. Treasury—7.6%
U.S. Treasury Bonds 4.375%, 11/15/39	3,220,000	4,180,465
4.375%, 05/15/41 (a)	850,000	1,107,524
4.750%, 02/15/41	21,510,000	29,643,469
U.S. Treasury Inflation Protected Notes (TIPS) 2.000%, 04/15/12	5,903,005	5,928,831
U.S. Treasury Notes 0.125%, 08/31/13	30,000	29,947
0.500%, 05/31/13	80,000	80,338
1.000%, 05/15/14	120,000	121,987
1.000%, 08/31/16 (a)	4,510,000	4,559,330
1.375%, 02/15/13	3,800,000	3,850,616
1.375%, 12/31/18	10,910,000	10,930,456
1.500%, 06/30/16 (c)	2,080,000	2,151,013
1.875%, 02/28/14	900,000	930,656
3.125%, 05/15/21	6,360,000	7,101,334

		70,615,966

Total U.S. Treasury & Government Agencies (Identified Cost $266,063,610)		277,901,053

Mortgage-Backed Securities—6.9%

Collateralized-Mortgage Obligation—5.7%
American Home Mortgage Investment Trust 0.514%, 06/25/45 (c)	1,271,135	894,847
0.584%, 11/25/45 (c)	1,050,802	599,018
Banc of America Funding Corp. 0.455%, 05/20/36 (c)	878,760	659,962
Banc of America Mortgage Securities, Inc. 2.764%, 09/25/35 (c)	360,364	274,057
5.251%, 12/25/34 (c)	35,094	31,494
Bear Stearns Adjustable Rate Mortgage Trust 2.706%, 10/25/35 (c)	2,699,996	2,094,306
Bear Stearns Asset Backed Securities Trust 0.524%, 04/25/36 (c)	1,832,162	858,183
Citigroup Mortgage Loan Trust, Inc. 2.890%, 12/25/35 (c)	3,824,332	1,633,885
Countrywide Alternative Loan Trust 0.515%, 07/20/35 (c)	216,426	128,792
0.564%, 01/25/36 (c)	527,845	310,377
5.500%, 10/25/33	25,298	26,551
6.000%, 12/25/36	110,944	67,747

Collateralized-Mortgage Obligation—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust 0.594%, 05/25/35 (c)	$401,126	$230,737
2.550%, 11/25/34 (c)	231,243	114,486
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.654%, 03/25/35 (c)	415,582	321,718
0.714%, 11/25/34 (c)	222,319	182,736
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 1.832%, 08/25/35 (c)	103,360	59,363
Downey Savings & Loan Association Mortgage Loan Trust 0.495%, 03/19/45 (c)	358,039	221,716
1.128%, 03/19/46 (c)	224,435	87,453
GSR Mortgage Loan Trust 2.835%, 10/25/35 (c)	952,858	644,856
Harborview Mortgage Loan Trust 0.505%, 06/25/37 (c)	4,986,033	2,947,284
0.535%, 01/19/36 (c)	1,802,978	957,464
0.635%, 01/19/35 (c)	404,704	213,668
0.685%, 11/19/34 (c)	439,749	258,831
1.294%, 08/19/37 (c)	3,400,730	1,917,386
Impac Secured Assets CMN Owner Trust 0.614%, 03/25/36 (c)	1,687,584	715,556
0.644%, 08/25/36 (c)	352,732	313,043
IndyMac INDA Mortgage Loan Trust 5.737%, 11/25/37 (c)	1,973,672	1,413,753
IndyMac Index Mortgage Loan Trust 0.504%, 05/25/46 (c)	418,476	224,979
0.654%, 01/25/35 (c)	894,268	450,890
2.632%, 03/25/35 (c)	1,077,137	799,073
5.027%, 08/25/37 (c)	3,794,044	2,191,990
JPMorgan Mortgage Trust 6.500%, 01/25/36	199,423	189,732
Luminent Mortgage Trust 0.484%, 05/25/46 (c)	2,113,138	888,287
MASTR Adjustable Rate Mortgages Trust (144A) 2.570%, 11/25/35 (c)	117,096	60,315
MASTR Seasoned Securitization Trust 3.877%, 10/25/32 (c)	449,931	363,283
Merit Securities Corp. (144A) 1.794%, 09/28/32 (c)	250,816	245,944
Merrill Lynch Mortgage Investors, Inc. 5.008%, 05/25/34 (c)	434,412	425,155
Morgan Stanley Mortgage Loan Trust 0.614%, 01/25/35 (c)	1,438,921	1,024,418
2.697%, 03/25/36 (c)	315,603	156,901
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	417,574	422,716
6.500%, 10/25/34 (c)	447,289	450,256
Novastar Mortgage-Backed Notes 0.484%, 06/25/36 (c)	1,997,582	1,325,871
Prime Mortgage Trust (144A) 6.000%, 05/25/35	627,483	627,055
6.000%, 11/25/36	4,024,165	3,549,989

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	$1,543,335	$1,516,333
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	5,549,371	4,778,613
RBSGC Mortgage Pass-Through Certificates 0.744%, 01/25/37 (c)	2,301,720	1,140,461
Sequoia Mortgage Trust 1.278%, 06/20/33 (c)	160,079	125,083
Structured Adjustable Rate Mortgage Loan Trust 0.614%, 10/25/35 (c)	182,719	102,935
2.448%, 01/25/35 (c)	1,313,833	985,097
5.286%, 09/25/35 (c)	1,996,315	1,443,647
Structured Asset Mortgage Investments, Inc. 0.504%, 05/25/46 (c)	378,542	172,374
2.575%, 08/25/35 (c)	168,394	123,150
Voyager DWNYS Delaware Trust (144A) 1.137%, 03/20/47 (c) (d)	180,894	10,956
WaMu Mortgage Pass-Through Certificates 0.564%, 12/25/45 (c)	1,527,927	1,091,835
0.574%, 11/25/45 (c)	2,468,478	1,585,456
0.584%, 07/25/45 (c)	44,735	32,662
0.584%, 10/25/45 (c)	1,415,714	1,015,750
1.018%, 07/25/47 (c)	411,836	123,667
2.338%, 04/25/37 (c)	2,172,676	1,506,206
2.468%, 07/25/47 (c)	4,914,485	2,532,060
2.497%, 10/25/34 (c)	2,104,204	1,852,377
5.836%, 09/25/36 (c)	1,121,083	752,326
Wells Fargo Mortgage-Backed Securities Trust 2.698%, 05/25/36 (c)	343,929	258,681
2.704%, 06/25/35 (c)	220,278	204,234
2.721%, 10/25/35 (c)	252,685	216,838

		53,146,864

Commercial Mortgage-Backed Securities—1.2%
Americold LLC Trust (144A) 4.954%, 01/14/29	600,000	657,221
Credit Suisse Mortgage Capital Certificates 5.419%, 02/15/39 (c)	1,260,000	1,394,428
DBUBS Mortgage Trust (144A) 1.508%, 07/10/21 (c)	3,787,856	211,287
First Union National Bank Commercial Mortgage 1.070%, 05/17/32 (c) (d)	2,413,679	52,811
GE Capital Commercial Mortgage Corp. 5.543%, 12/10/49	550,000	578,903
Greenwich Capital Commercial Funding Corp. 6.079%, 07/10/38 (c)	70,000	77,764
GS Mortgage Securities Corp. II (144A) 1.784%, 08/10/44 (c)	4,011,418	367,418
3.679%, 08/10/43	927,400	969,082
JPMorgan Chase Commercial Mortgage Securities Corp. 5.336%, 05/15/47	280,000	296,941
5.817%, 06/15/49 (c)	200,000	210,571

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch Mortgage Trust 5.666%, 05/12/39 (c)	$1,890,000	$2,107,632
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.743%, 06/12/50 (c)	2,560,000	2,707,517
5.962%, 08/12/49 (c)	235,000	255,043
Morgan Stanley Capital I 5.728%, 10/15/42 (c)	660,000	728,761
WF-RBS Commercial Mortgage Trust (144A) 1.178%, 02/15/44 (c)	4,593,751	251,976

		10,867,355

Total Mortgage-Backed Securities (Identified Cost $81,390,389)		64,014,219

Foreign Government—3.8%

Sovereign—3.8%
Brazil Notas do Tesouro Nacional (Serie F) 10.000%, 01/01/17 (BRL)	1,700,000	8,759,705
Japan Bank for International Cooperation 2.875%, 02/02/15	1,580,000	1,665,336
Japan Finance Organization for Municipalities 4.000%, 01/13/21 (a)	1,900,000	2,128,146
Malaysia Government Bond 3.835%, 08/12/15 (MYR)	6,480,000	2,091,096
4.262%, 09/15/16 (MYR)	1,835,000	602,442
Mexican Bonos 8.000%, 06/11/20 (MXN)	137,954,000	10,959,099
Mexico Government International Bond 5.625%, 01/15/17	1,430,000	1,644,500
5.875%, 01/15/14	230,000	248,400
6.750%, 09/27/34	3,390,000	4,415,475
Russian Federation 11.000%, 07/24/18	595,000	815,150
Russian Foreign Bond-Eurobond 7.500%, 03/31/30 (e)	1,344,350	1,561,126

Total Foreign Government (Identified Cost $37,054,898)		34,890,475

Asset-Backed Securities—3.3%

Asset Backed-Automobile—0.2%
Avis Budget Rental Car Funding AESOP, LLC (144A) 3.150%, 03/20/16	230,000	232,605
4.640%, 05/20/16	500,000	531,994
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,180,000	1,277,476

		2,042,075

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed-Home Equity—0.2%
Accredited Mortgage Loan Trust 0.534%, 09/25/35 (c)	$88,230	$79,104
ACE Securities Corp. 0.634%, 01/25/36 (c)	648,085	39,685
Asset Backed Securities Corp. 3.128%, 04/15/33 (c)	40,501	30,136
Bear Stearns Asset Backed Securities Trust 0.664%, 01/25/34 (c)	30,520	22,688
EMC Mortgage Loan Trust (144A) 0.744%, 05/25/43 (c)	1,410,565	996,713
0.994%, 01/25/41 (c)	570,379	443,209
IndyMac Seconds Asset Backed Trust 0.424%, 06/25/36 (c)	2,520,146	320,399
Morgan Stanley Mortgage Loan Trust 0.444%, 03/25/36 (c)	1,190,717	252,126
Structured Asset Securities Corp. 0.574%, 04/25/35 (c)	87,755	78,542
Structured Asset Securities Corp. (144A) 0.404%, 02/25/36 (c)	1,467,667	60,132

		2,322,734

Asset Backed-Other—1.8%
ACE Securities Corp. 0.424%, 02/25/31 (c)	641,182	491,815
Amortizing Residential Collateral Trust 0.794%, 10/25/34 (c)	1,318,327	1,150,667
2.094%, 08/25/32 (c)	92,596	38,405
Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	3,409,516	2,353,374
Conseco Financial Corp. 7.070%, 01/15/29	18,022	18,777
Countrywide Asset Backed Certificates 1.544%, 06/25/34 (c)	401,581	129,528
Countrywide Home Equity Loan Trust 0.418%, 12/25/31 (c)	1,155,661	694,333
Countrywide Home Equity Loan Trust (144A) 0.578%, 12/15/33 (c)	474,509	309,617
First Horizon Asset Backed Trust 0.454%, 10/25/34 (c)	197,455	125,126
Greenpoint Manufactured Housing 2.257%, 11/22/31 (c)	475,000	394,461
3.748%, 02/20/32 (c)	550,000	416,442
3.778%, 03/13/32 (c)	750,000	565,232
3.785%, 03/18/29 (c)	700,000	543,440
3.785%, 06/19/29 (c)	375,000	289,545
3.787%, 02/20/30 (c)	350,000	271,762
GSAMP Trust 0.384%, 07/05/36 (c)	783,525	87,324
0.394%, 01/25/36 (c)	113,503	10,445
GSRPM Mortgage Loan Trust (144A) 0.594%, 03/25/35 (c)	1,421,672	1,109,557
Indymac Residential Asset Backed Trust 0.464%, 04/25/36 (c)	339,023	83,015
Lehman XS Trust 0.504%, 09/25/46 (c)	610,295	239,013

Asset Backed-Other—(Continued)
Long Beach Mortgage Loan Trust 0.807%, 01/21/31 (c)	$27,376	$18,977
Mid-State Trust 7.340%, 07/01/35	399,868	410,785
Origen Manufactured Housing 3.750%, 04/15/37 (c)	3,108,743	1,797,210
3.750%, 10/15/37 (c)	3,025,000	1,734,273
RAAC Series (144A) 0.544%, 08/25/35 (c)	1,179,750	846,958
SACO I, Inc. 0.554%, 06/25/36 (c)	882,947	354,083
0.634%, 03/25/36 (c)	259,098	86,461
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (b)	35,690	0
7.750%, 04/27/33 (b)	10,486	0
Structured Asset Securities Corp. 0.624%, 02/25/35 (c)	2,223,078	1,813,938

		16,384,563

Asset Backed-Student Loan—1.1%
Education Funding Capital Trust I 1.787%, 12/15/42 (c)	650,000	608,725
2.430%, 12/15/42 (c)	100,000	88,580
Keycorp Student Loan Trust 0.678%, 10/25/32 (c)	1,291,286	1,204,775
Nelnet Student Loan Trust 0.698%, 03/22/32 (c)	6,650,000	5,554,915
Northstar Education Finance, Inc. 1.413%, 10/30/45 (c)	100,000	54,435
Pennsylvania Higher Education Assistance Agency 1.776%, 07/25/42 (c)	1,500,000	1,323,749
SLM Student Loan Trust (144A) 0.836%, 12/15/25 (c)	750,000	697,998
1.296%, 03/15/33 (c)	479,679	468,713

		10,001,890

Total Asset-Backed Securities (Identified Cost $40,576,134)		30,751,262

Municipal Bonds & Notes—1.7%

Collateralized-Mortgage Obligation—0.2%
Virginia Housing Development Authority 6.000%, 06/25/34	2,050,397	2,104,650

Municipal Agency—1.5%
Birmingham Commercial Development Authority 5.500%, 04/01/41	70,000	74,902
City of Chicago Illinois 5.500%, 01/01/31	180,000	197,510
5.625%, 01/01/35	90,000	98,321
Clark County Nevada 5.250%, 07/01/39	130,000	135,243

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Municipal Bonds & Notes—(Continued)

Security Description	Shares/Par Amount	Value*

Municipal Agency—(Continued)
Los Angeles Department of Airports 5.000%, 05/15/35	$160,000	$170,331
5.250%, 05/15/39	130,000	140,353
Los Angeles Department of Water & Power 6.574%, 07/01/45	500,000	634,770
Metropolitan Atlanta Rapid Transit Authority 5.000%, 07/01/39	110,000	117,131
Municipal Electric Authority of Georgia 6.637%, 04/01/57	510,000	530,114
6.655%, 04/01/57	280,000	287,829
New York Liberty Development Corp. 5.250%, 10/01/35	280,000	288,851
Northstar Education Finance, Inc. 1.629%, 01/29/46 (c)	100,000	76,182
Pennsylvania Higher Education Assistance Agency 1.920%, 05/01/46 (c)	1,925,000	1,780,052
1.937%, 05/01/46 (c)	3,450,000	3,189,585
2.054%, 05/01/46 (c)	500,000	462,041
San Mateo County Community College District 5.000%, 09/01/38	50,000	51,823
Santa Clara Valley Transportation Authority 5.876%, 04/01/32	880,000	1,033,111
State of California 7.300%, 10/01/39	790,000	934,120
State of Illinois 5.665%, 03/01/18	730,000	776,924
5.877%, 03/01/19	760,000	818,269
Student Loan Funding Corp. 0.193%, 09/01/47 (c)	2,250,000	2,023,920

		13,821,382

Total Municipal Bonds & Notes (Identified Cost $15,189,176)		15,926,032

Preferred Stock—0.5%

Diversified Financial Services—0.5%
Citigroup Capital XIII	122,350	3,188,441
GMAC Capital Trust I	85,000	1,643,900

Total Preferred Stock (Identified Cost $5,668,386)		4,832,341

Common Stock—0.3%

Building Products—0.0%
Nortek, Inc. (a) (f)	20,436	534,606

Chemicals—0.1%
Georgia Gulf Corp. (a) (f)	38,928	758,707

Marine—0.1%
DeepOcean Group Holding AS (a) (f)	44,743	659,959

Media—0.1%
Charter Communications, Inc. (a) (f)	15,892	$904,890

Oil, Gas & Consumable Fuels—0.0%
SemGroup Corp. (a) (f)	2,983	77,737

Total Common Stock (Identified Cost $3,336,664)		2,935,899

Term Loans—0.3%

Hotels, Restaurants & Leisure—0.1%
El Pollo Loco, Inc. 9.250%, 07/14/17	$328,350	298,799

IT Services—0.2%
First Data Corp. 3.044%, 09/24/14 (c)	1,270,273	1,155,954
4.294%, 03/24/18 (c)	1,047,353	880,065

		2,036,019

Total Term Loans (Identified Cost $2,579,446)		2,334,818

Convertible Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XII (a)	17,050	428,978

Total Convertible Preferred Stock (Identified Cost $429,839)		428,978

Warrants — 0.0%

Energy Equipment & Services—0.0%
SemGroup Corp., expires 11/30/14, strike $25.00 (a) (f)	3,141	17,213

Yankee—0.0%
Republic of Venezuela (Oil-Linked Payment Obligation), expires 04/15/20 (f)	4,550	117,731

Total Warrants (Identified Cost $24,795)		134,944

Short Term Investments—19.4%

Discount Notes—4.3%
Federal Home Loan Mortgage Corp. 0.016%, 01/10/12 (g)	$2,020,000	2,019,939
0.036%, 02/23/12	15,000,000	14,997,792
0.048%, 06/05/12	150,000	149,928
0.043%, 08/21/12	10,990,000	10,982,887
Federal National Mortgage Association 0.016%, 01/10/12 (g)	160,000	159,996
0.043%, 02/01/12	1,090,000	1,089,916
0.043%, 05/09/12	10,990,000	10,987,046

		40,387,504

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Short Term Investments—(Continued)

Security Description	Shares/Par Amount	Value*

Mutual Funds—6.7%
State Street Navigator Securities Lending Prime Portfolio (h)	62,233,065	$62,233,065

Repurchase Agreement—8.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $77,898,087 on 01/03/12, collateralized by $78,670,000 U.S. Treasury Note at 1.000% due 10/31/16 with a value of $79,456,700	$77,898,000	77,898,000

Total Short Term Investments (Identified Cost $180,518,569)		180,518,569

Total Investments—113.2% (Identified Cost $1,081,581,081)(i)		1,050,950,696
Liabilities in excess of other assets		(122,491,801)

Net Assets—100.0%		$928,458,895

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $59,986,642 and the collateral received consisted of cash in the amount of $62,233,065. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing; Defaulted Bond.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. Rate disclosed is as of December 31, 2011.
(f)	Non-Income Producing.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $1,578,727.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,083,304,431. The aggregate unrealized appreciation and depreciation of investments was $35,971,065 and $(68,324,800), respectively, resulting in net unrealized depreciation of $(32,353,735) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $112,489,083, which is 12.1% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
Australian Dollar (sold)	Citibank N.A.	02/16/2012	3,003,526	$3,082,969	$3,063,627	$19,342
Brazilian Real (bought)	JPMorgan Chase Bank N.A.	02/15/2012	31,905,940	17,924,685	16,944,527	(980,158)
Euro (sold)	UBS AG	02/16/2012	5,003,199	6,910,069	6,491,746	418,323
Euro (sold)	Citibank N.A.	02/16/2012	7,259,004	10,037,569	9,418,696	618,873
Euro (sold)	JPMorgan Chase Bank N.A.	02/16/2012	6,338,000	8,713,989	8,223,676	490,313
Euro (sold)	Citibank N.A.	02/16/2012	6,303,000	8,663,599	8,178,262	485,337
Euro (sold)	Citibank N.A.	02/16/2012	6,603,000	9,082,757	8,567,518	515,239
Singapore Dollar (bought)	Citibank N.A.	02/16/2012	10,799,000	8,531,027	8,338,757	(192,270)

Net Unrealized Appreciation						$1,374,999

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts
Futures Contracts-Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	03/21/2012	147	$19,101,329	$19,275,375	$174,046
U.S. Treasury Ultra Long Bond Futures	Chicago Board of Trade	03/21/2012	231	36,767,134	37,003,313	236,179

Futures Contracts-Short
U.S. Treasury Note 2 Year Futures	Chicago Board of Trade	03/30/2012	(131)	(28,877,918)	(28,891,641)	(13,723)
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	03/30/2012	(591)	(72,543,704)	(72,845,367)	(301,663)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	03/21/2012	(136)	(19,680,589)	(19,694,500)	(13,911)

Net Unrealized Appreciation						$80,928

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$436,282,106	$—	$436,282,106
Total U.S. Treasury & Government Agencies*	—	277,901,053	—	277,901,053
Total Mortgage-Backed Securities*	—	64,014,219	—	64,014,219
Total Foreign Government*	—	34,890,475	—	34,890,475
Total Asset-Backed Securities*	—	30,751,262	—	30,751,262
Total Municipal Bonds & Notes*	—	15,926,032	—	15,926,032
Total Preferred Stock*	4,832,341	—	—	4,832,341
Common Stock
Building Products	534,606	—	—	534,606
Chemicals	758,707	—	—	758,707
Marine	—	659,959	—	659,959
Media	904,890	—	—	904,890
Oil, Gas & Consumable Fuels	77,737	—	—	77,737
Total Common Stock	2,275,940	659,959	—	2,935,899
Total Term Loans*	—	2,334,818	—	2,334,818
Total Convertible Preferred Stock*	428,978	—	—	428,978
Total Warrants*	—	134,944	—	134,944

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short Term Investments
Discount Notes	$—	$40,387,504	$—	$40,387,504
Mutual Funds	62,233,065	—	—	62,233,065
Repurchase Agreement	—	77,898,000	—	77,898,000
Total Short Term Investments	62,233,065	118,285,504	—	180,518,569
Total Investments	$69,770,324	$981,180,372	$—	$1,050,950,696

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$410,225	$—	$—	$410,225
Futures Contracts (Unrealized Depreciation)	(329,297)	—	—	(329,297)
Total Futures Contracts (Net Unrealized Appreciation)	80,928	—	—	80,928
Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	—	2,547,427	—	2,547,427
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,172,428)	—	(1,172,428)
Total Forward Contracts (Net Unrealized Appreciation)	—	1,374,999	—	1,374,999

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Common Stock	Total
Balance as of December 31, 2010	$113	$5,454	$5,567
Transfers into level 3	13	0	13
Transfers out of level 3	0	0	0
Amortized discounts/premiums	169	0	169
Realized loss	(1,797,004)	(98,023)	(1,895,027)
Change in unrealized depreciation	1,847,667	93,175	1,940,842
Security purchases	5	0	5
Security sales	(50,963)	(606)	(51,569)
Balance as of December 31, 2011	$0	$0	$0

The change in unrealized depreciation on investments held at December 31, 2011 was $(18). A Corporate Bond was transfered into level 3 due to a default which resulted in the lack of significant observable inputs.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$1,050,950,696
Cash		51,684
Cash denominated in foreign currencies (c)		3,371,091
Unrealized appreciation on open forward foreign currency contracts		2,547,427
Receivable for:
Securities sold		26,640,825
Fund shares sold		1,238,922
Principal paydowns		2,909
Interest and dividends		10,507,357
Foreign taxes		166
Miscellaneous assets		3,242

Total Assets		1,095,314,319
Liabilities
Unrealized depreciation on open forward foreign currency contracts	$1,172,428
Payable for:
Securities purchased	102,242,554
Fund shares redeemed	524,889
Futures variation margin	1,783
Foreign taxes	386
Collateral for securities loaned	62,233,065
Accrued expenses:
Management fees	447,957
Distribution and service fees	67,868
Deferred directors’ fees	32,402
Other expenses	132,092

Total Liabilities		166,855,424

Net Assets		$928,458,895

Net assets consists of:
Paid in surplus		$955,897,692
Undistributed net investment income		33,098,233
Accumulated net realized losses		(31,181,354)
Unrealized depreciation on investments and foreign currency transactions		(29,355,676)

Net Assets		$928,458,895

Net Assets
Class A		$578,921,642
Class B		273,635,245
Class E		75,902,008
Capital Shares (Authorized) Outstanding
Class A (70,000,000)		44,510,385
Class B (30,000,000)		21,155,630
Class E (12,500,000)		5,857,480
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.01
Class B		12.93
Class E		12.96

(a)	Identified cost of investments was $1,081,581,081.
(b)	Includes securities on loan with a value of $59,986,642.
(c)	Identified cost of cash denominated in foreign currencies was $3,548,348.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends		$305,397
Interest (a)		38,245,302

		38,550,699
Expenses
Management fees	$4,976,108
Distribution and service fees—Class B	657,519
Distribution and service fees—Class E	124,642
Directors’ fees and expenses	51,002
Custodian and accounting	178,123
Audit and tax services	76,688
Legal	9,255
Shareholder reporting	105,281
Insurance	8,557
Miscellaneous	12,909

Total expenses	6,200,084
Less management fee waivers	(275,000)	5,925,084

Net Investment Income		32,625,615

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,023,413
Futures contracts	5,415,598
Foreign currency transactions	(1,782,668)
Written options	340,917	4,997,260

Net change in unrealized appreciation on:
Investments	6,073,711
Futures contracts	151,060
Foreign currency transactions	1,511,353	7,736,124

Net realized and unrealized gain		12,733,384

Net Increase in Net Assets From Operations		$45,358,999

(a)	Includes net income on securities loaned of $239,853.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,625,615	$32,741,081
Net realized gain	4,997,260	2,920,021
Net change in unrealized appreciation	7,736,124	46,254,520

Increase in net assets from operations	45,358,999	81,915,622

From Distributions to Shareholders
Net investment income
Class A	(17,749,143)	(27,736,512)
Class B	(10,927,643)	(13,057,375)
Class E	(4,221,410)	(5,638,367)

Total distributions	(32,898,196)	(46,432,254)

Increase (decrease) in net assets from capital share transactions	255,321,256	(93,321,343)

Total increase (decrease) in net assets	267,782,059	(57,837,975)

Net Assets
Beginning of the period	660,676,836	718,514,811

End of the period	$928,458,895	$660,676,836

Undistributed Net Investment Income
End of the period	$33,098,233	$32,901,548

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	30,229,779	$384,104,635	5,526,565	$69,450,454
Reinvestments	1,409,781	17,749,143	2,286,604	27,736,512
Redemptions	(13,734,038)	(174,573,842)	(15,549,053)	(190,505,198)

Net increase (decrease)	17,905,522	$227,279,936	(7,735,884)	$(93,318,232)

Class B
Sales	1,855,276	$23,763,625	1,813,165	$22,753,609
Subscription in-kind (a)	5,136,952	64,776,963	0	0
Reinvestments	871,423	10,927,643	1,080,014	13,057,375
Redemptions	(4,447,340)	(56,793,893)	(2,346,612)	(29,158,115)

Net increase	3,416,311	$42,674,338	546,567	$6,652,869

Class E
Sales	538,220	$6,938,463	905,782	$11,361,063
Reinvestments	336,367	4,221,410	465,981	5,638,367
Redemptions	(2,009,854)	(25,792,891)	(1,891,326)	(23,655,410)

Net decrease	(1,135,267)	$(14,633,018)	(519,563)	$(6,655,980)

Increase (decrease) derived from capital share transactions		$255,321,256		$(93,321,343)

(a)	Includes cash and securities amounting to $5,694,771 and $59,082,192, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.90	$12.19	$10.30	$12.70	$12.58

Income (Loss) From Investment Operations
Net investment income (a)	0.53	0.63	0.75	0.74	0.63
Net realized and unrealized gain (loss) on investments	0.24	0.87	2.28	(2.58)	(0.15)

Total from investment operations	0.77	1.50	3.03	(1.84)	0.48

Less Distributions
Distributions from net investment income	(0.66)	(0.79)	(0.79)	(0.49)	(0.35)
Distributions from net realized capital gains	0.00	0.00	(0.35)	(0.07)	(0.01)

Total distributions	(0.66)	(0.79)	(1.14)	(0.56)	(0.36)

Net Asset Value, End of Period	$13.01	$12.90	$12.19	$10.30	$12.70

Total Return (%)	6.14	12.73	32.22	(15.00)	4.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.67	0.69	0.65	0.66
Net ratio of expenses to average net assets (%) (b)	0.63	0.63	0.67	N/A	N/A
Ratio of net investment income to average net assets (%)	4.13	5.00	6.87	6.34	5.03
Portfolio turnover rate (%)	473	295	228	280	504
Net assets, end of period (in millions)	$578.92	$343.17	$418.60	$541.02	$696.19

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.83	$12.13	$10.26	$12.65	$12.53

Income (Loss) From Investment Operations
Net investment income (a)	0.49	0.59	0.70	0.71	0.59
Net realized and unrealized gain (loss) on investments	0.24	0.87	2.28	(2.57)	(0.14)

Total from investment operations	0.73	1.46	2.98	(1.86)	0.45

Less Distributions
Distributions from net investment income	(0.63)	(0.76)	(0.76)	(0.46)	(0.32)
Distributions from net realized capital gains	0.00	0.00	(0.35)	(0.07)	(0.01)

Total distributions	(0.63)	(0.76)	(1.11)	(0.53)	(0.33)

Net Asset Value, End of Period	$12.93	$12.83	$12.13	$10.26	$12.65

Total Return (%)	5.83	12.45	31.89	(15.20)	3.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.92	0.94	0.90	0.91
Net ratio of expenses to average net assets (%) (b)	0.88	0.88	0.92	N/A	N/A
Ratio of net investment income to average net assets (%)	3.83	4.70	6.48	6.08	4.77
Portfolio turnover rate (%)	473	295	228	280	504
Net assets, end of period (in millions)	$273.64	$227.62	$208.62	$170.29	$241.18

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.85	$12.15	$10.27	$12.67	$12.55

Income (Loss) From Investment Operations
Net investment income (a)	0.50	0.60	0.72	0.72	0.61
Net realized and unrealized gain (loss) on investments	0.25	0.88	2.29	(2.58)	(0.15)

Total from investment operations	0.75	1.48	3.01	(1.86)	0.46

Less Distributions
Distributions from net investment income	(0.64)	(0.78)	(0.78)	(0.47)	(0.33)
Distributions from net realized capital gains	0.00	0.00	(0.35)	(0.07)	(0.01)

Total distributions	(0.64)	(0.78)	(1.13)	(0.54)	(0.34)

Net Asset Value, End of Period	$12.96	$12.85	$12.15	$10.27	$12.67

Total Return (%)	5.92	12.62	31.97	(15.10)	3.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.84	0.80	0.81
Net ratio of expenses to average net assets (%) (b)	0.78	0.78	0.82	N/A	N/A
Ratio of net investment income to average net assets (%)	3.90	4.81	6.59	6.15	4.87
Portfolio turnover rate (%)	473	295	228	280	504
Net assets, end of period (in millions)	$75.90	$89.89	$91.30	$80.17	$129.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

TBA Purchase & Sale Commitments:

The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per annum	Average daily net assets
$4,976,108	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers agreed, for the period May 1, 2011 to December 31, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.055%	On the first $	500 million

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,658,902,550	$317,186,417	$3,633,402,676	$203,358,711

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	451	231,325
Options bought back	(451)	(231,325)
Options expired	(0)	(0)

Options outstanding December 31, 2011	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	851	405,494
Options bought back	(557)	(270,699)
Options expired	(294)	(134,795)

Options outstanding December 31, 2011	0	$0

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5.	DERIVATIVE INSTRUMENTS

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return, or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. Risks associated with

MSF-31

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized depreciation on investments and foreign currency transactions	$410,225	*	Net Assets—Unrealized depreciation on investments and foreign currency transactions	$(329,297)*
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	2,547,427		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(1,172,428)

Total		$2,957,652			$(1,501,725)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$5,415,598	$—	$5,415,598
Foreign Currency Transactions	—	(1,215,517)	(1,215,517)
Options Purchased	(175,441)	—	(175,441)
Options Written	341,402	(485)	340,917

Total	$5,581,559	$(1,216,002)	$4,365,557

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$151,060	$—	$151,060
Foreign Currency Transactions	—	1,701,629	1,701,629

Total	$151,060	$1,701,629	$1,852,689

MSF-32

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

Derivative Description	Average Notional or Face Amount
Futures Contracts Short	$(143,987,962)
Futures Contracts Long	132,474,169
Foreign Currency Transactions	71,230,539
Options Purchased	124,833
Options Written	(467,500)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$32,898,196	$46,432,254	$—	$—	$—	$—	$32,898,196	$46,432,254

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$34,697,904	$—	$(32,727,223)	$(29,377,076)	$—	$(27,406,395)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$2,454,113	$26,922,963	$29,377,076

MSF-33

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-34

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-35

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-36

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-37

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-38

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-39

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-40

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-41

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-42

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-43

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-44

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Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 5.51%, 5.27%, and 5.28%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, returned 6.08%.

MARKET ENVIRONMENT/CONDITIONS

The year began with improved market sentiment as investors hoped for a strengthening economic recovery. Economic growth, however, eased in the first half of the year as supply chains were disrupted by the horrific trifecta of disasters in Japan (earthquake, tsunami and nuclear disaster). Surging energy prices, caused by turmoil bubbling in the Middle East and strong demand from emerging market (EM) economies, also acted as a drag on growth. Volatility surged back into the market over August and September to reach levels not seen since the financial crisis of 2007–2008. Market anxiety was unleashed by Standard and Poor’s (S&P) downgrade of long-term U.S. sovereign debt, concerns over dissipating domestic and global economic growth, and, chiefly, worries that Europe’s debt crisis could become a global contagion. Headlines grew dire throughout the third quarter as investors shunned risk throughout the globe. Europe did, however, escape collapse and limped through the rest of the year. Over the fourth quarter, market volatility began to ease and investors became more open to taking risk. Gross Domestic Product (GDP) growth numbers released over the course of the year, aside from the first one (for the last quarter of 2010), were relatively disappointing, at 3.1%, 1.9%, 1.3% and 1.8% respectively. Risk sectors, such as corporate bonds, performed well over the year on a total-return basis but generated negative one-year excess returns versus their duration-match U.S. Treasury (UST) counterparts. U.S. Treasuries rallied as the ongoing saga of the European debt crisis intensified and as the Federal Reserve (the Fed) continued to take action to keep rates low. Nervous investors experienced prolonged flights to safe-haven assets. Against this backdrop, the S&P 500 equity index ended the year almost exactly where it began, masking the extreme volatility that equity indices experienced throughout the year. The Dow Jones Industrial Average ended the year up 5.53% despite being down by 1.59% over the last six months.

Economic data throughout the period pointed to neither a strengthening recovery nor a fallback into recession, although downside risks increased into the second and third quarters. Unemployment and housing remained especially problematic. The unemployment rate remained stubbornly high but did fall from over 9% to end the year at 8.6%, a 2 1/2-year low. Millions of people, however, have been unemployed for over six months—a worrisome phenomenon known as “long-duration unemployment,” which can lead to an atrophy of job-related skills. GDP growth must increase meaningfully for an extended period to push the unemployment rate downward toward healthier, pre-crisis levels. Housing remains an obstacle to growth. While some housing data have recently improved, the sector remained largely in the doldrums, especially home prices. The S&P/Case-Schiller 20-City Composite Index (seasonally adjusted; data released on a two-month lag) decreased for all but one of the monthly releases over the year, resulting in home prices registering a 3.4% year-over-year drop. Ultra-tight credit conditions and underwriting standards continued to disqualify many otherwise would-be home buyers from taking advantage of what have become historically low mortgage rates.

Inflationary pressures increased over the year but remained at relatively low levels. Core CPI (Consumer Price Index), which excludes the volatile food and energy components, increased over the year to end at the annual rate of 2.2% (November’s reading), more than twice the rate in January 2011. Outside of the core figures, the more volatile headline inflation figure was driven higher over the year as commodity prices ratcheted up, ending the year at the annual rate of 3.4%.

The Fed used both traditional and nontraditional methods to attempt to keep rates low to stimulate growth. It continued to keep the Fed Funds target rate steady in a range of 0% to 0.25%. The second round of quantitative easing (QE2), the Fed’s balance-sheet-expansion program, ran its course, ending as planned in late June. In August, in an unprecedented move that highlighted its growing concern about the economy, the Fed explicitly committed to keeping rates at low levels through mid-2013 in hopes of stimulating growth. While a third round of quantitative easing was anticipated and hoped for by some market participants, it did not come to fruition, in part due to political pressure and the program’s extreme unpopularity among U.S. House Republicans. Instead, the Fed pivoted and reached into its depleted toolkit and announced a program of selling short-dated UST in exchange for purchases of long-dated UST. The intent of this program, dubbed “Operation Twist,” is to twist, or flatten, the yield curve, primarily by driving down longer-dated yields. The Fed managed to surprise markets with the program’s magnitude, which was much larger than expected. In another effort to increase transparency, the Fed will begin publishing quarterly projections of short-term interest rates. In Congress, the “super-committee,” which was supposed to develop a compromise long-term plan to reduce the U.S. debt levels, failed to reach an agreement. Markets, which had largely anticipated this outcome, were minimally impacted.

Over a year when many expected yields to increase, UST yields actually ended the year much lower. They did rise over the first quarter but then fell over the subsequent three quarters—notably plunging during the third quarter amid a global flight to safety. Over the year, the yield on the two-year UST fell from 0.61% to 0.25% (36 basis points (bps)), the yield on the 10-year UST fell from 3.30% to 1.89% (141 bps), and the yield on the 30-year UST fell from 4.34% to 2.89% (145 bps). Driven primarily by the third quarter’s changes, the curve flattened over the year by 27 bps, as measured by the slope between 5-year and 30-year UST.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Western Asset Management U.S. Government Portfolio underperformed its benchmark for the one year period. The main detractor

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

from performance was the Portfolio’s duration positioning. The Portfolio’s underweight to duration was detrimental as the yield curve fell in line with nominal yields, ending the year lower. We strategically increased our exposure to agency mortgages from 22% to approximately 27% during the period. Our decision to increase the Portfolio’s overweight exposure to this sector detracted from performance as agency mortgages underperformed similar duration treasuries and generated negative excess returns for the year.

The Portfolio’s exposure to non-agency mortgage-backed securities (MBS) also hurt performance. Prices held up during the first quarter but faltered over the second quarter as the Fed began to sell its Maiden Lane II holdings. The sector was negatively affected in the third quarter by the market’s general risk aversion and again in the fourth quarter due to negative technical factors and illiquid markets. The Portfolio’s allocation slightly declined from 5.5% to approximately 3.9% during this period.

The largest contributor to performance was the Portfolio’s yield curve positioning. A bias toward longer-dated yields added to performance as the curve flattened over the year. The Fed’s late third quarter announcement of “Operation Twist” had a significant flattening effect on the curve, thus, boosting the Portfolio’s performance.

Also aiding performance was the Portfolio’s allocation to Treasury Inflation Protected Securities (TIPS). This allocation slightly decreased from 2% of Portfolio market value to less than 1% during the period. Over the one year period, TIPS underperformed nominal treasuries as market breakeven rates generally decreased and inflation expectations generally subsided. However, the Portfolio’s tactical allocation to TIPS benefited as we reduced exposure throughout the year. The Portfolio had no exposure to TIPS during August and September, for example, and during these months TIPS severely underperformed nominal treasuries.

At year end, the Portfolio held a large overweight to agency securities and agency MBS. We believed that from a relative valuation perspective, these sectors were more attractive than treasuries. Within the agency MBS sector, due to heightened prepayment volatility concerns from potential government programs, we reduced the Portfolio’s overall Fannie Mae exposure, primarily in the 4.0% to 6.0% coupon range. We believed these coupons had high prepayment sensitivity. Within Fannie Mae, we increased the Portfolio’s exposure to 15-year 3.0% coupon securities due to recent price weakness. As of December 31, we maintained a slightly short duration position.

Stephen A. Walsh

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management U.S. Government Portfolio
Class A	5.51	3.90	3.79	—
Class B	5.27	3.64	—	3.34
Class E	5.28	3.74	3.62	—
Barclays Capital U.S. Intermediate Government Bond Index	6.08	5.86	4.89	—

1 The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
U.S. Treasury Notes	19.1
Federal Home Loan Mortgage Corp.	11.5
Fannie Mae 30 Yr. Pools	6.6
Federal Home Loan Bank	5.7
Fannie Mae 30 Yr. TBA	4.9
Ginnie Mae	4.8
Federal National Mortgage Association	4.6
NCUA Guaranteed Notes	4.1
Private Export Funding Corp.	3.6
Ginnie Mae 30 Yr.	3.3

Top Sectors

% of Net Assets
Federal Agencies	32.9
Agency Sponsored Mortgage-Backed	27.9
U.S. Treasuries	19.5
Corporate Bonds & Notes	15.2
Collateralized-Mortgage Obligations	3.6
Foreign Government	3.1
Asset-Backed	2.9
Commercial Mortgage-Backed	1.2

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.49%	$1,000.00	$1,033.90	$2.51
	Hypothetical*	0.49%	$1,000.00	$1,022.71	$2.50

Class B(a)	Actual	0.74%	$1,000.00	$1,032.30	$3.79
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

Class E(a)	Actual	0.64%	$1,000.00	$1,032.30	$3.28
	Hypothetical*	0.64%	$1,000.00	$1,021.94	$3.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—80.3% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—27.9%
Fannie Mae 15 Yr. 3.000%, TBA	$53,800,000	$55,556,903
Fannie Mae 15 Yr. Pool
4.500%, 03/01/20	233,978	253,239
5.000%, 03/01/18	532,987	581,173
6.500%, 04/01/13	4,825	5,030
6.500%, 07/01/13	3,440	3,558
6.500%, 06/01/17	214,635	235,856
7.000%, 12/01/14	6,596	7,026
7.000%, 07/01/15	1,694	1,827
7.500%, 02/01/16	41,911	42,837
Fannie Mae 30 Yr.
3.500%, TBA	48,500,000	49,879,219
4.000%, TBA	36,000,000	37,816,877
5.000%, TBA	13,400,000	14,476,187
5.500%, TBA	9,500,000	10,344,609
6.500%, TBA	7,900,000	8,789,984
Fannie Mae 30 Yr. Pool
4.000%, 10/01/41	9,884,737	10,396,213
4.000%, 11/01/41	17,343,962	18,241,408
4.500%, 04/01/41	32,166,982	34,257,188
4.500%, 09/01/41	5,882,024	6,264,237
5.000%, 01/01/39	61,304	66,910
5.000%, 08/01/39	139,833	152,619
5.000%, 12/01/39	80,695	88,074
5.000%, 05/01/40	266,679	291,064
5.000%, 07/01/40	171,007	186,644
5.000%, 11/01/40	3,546,256	3,870,531
5.000%, 01/01/41	98,613	107,630
5.000%, 02/01/41	196,976	214,988
5.000%, 04/01/41	375,959	410,338
5.000%, 05/01/41	7,308,201	7,976,474
5.000%, 06/01/41	495,253	540,540
5.500%, 04/01/35	720,498	797,302
5.500%, 11/01/38	3,663,361	4,022,957
5.500%, 06/01/41	32,305,406	35,203,935
6.500%, 03/01/26	2,685	3,047
6.500%, 04/01/29	167,764	191,782
6.500%, 07/01/32	1,872,886	2,138,668
6.500%, 02/01/36	277,907	313,524
6.500%, 07/01/36	5,683,538	6,383,524
6.500%, 08/01/36	3,511,410	3,943,876
6.500%, 09/01/36	2,640,251	2,965,425
6.500%, 11/01/36	5,170,905	5,807,754
6.500%, 10/01/37	5,064	5,668
6.500%, 10/01/38	8,877,285	10,103,773
6.500%, 06/01/39	8,951,150	10,053,575
6.500%, 10/01/39	515,828	581,936
7.000%, 11/01/23	4,471	5,121
7.000%, 11/01/28	5,265	6,128
7.000%, 02/01/29	4,396	5,116
7.000%, 01/01/30	2,653	3,094
7.500%, 04/01/32	15,756	16,333
8.000%, 05/01/28	5,590	6,726
8.000%, 07/01/32	1,302	1,576

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
11.500%, 09/01/19	$71	$73
12.000%, 10/01/15	6,132	6,298
Fannie Mae ARM Pool 6.739%, 07/01/37 (a)	119,863	126,273
Fannie Mae Pool
6.500%, 12/01/27	6,036	6,900
6.500%, 05/01/32	136,753	151,272
12.000%, 01/15/16	404	462
12.500%, 09/20/15	346	393
12.500%, 01/15/16	2,668	3,037
Fannie Mae REMICS
5.500%, 07/25/41	6,269,684	7,238,455
6.206%, 10/25/40 (a) (b)	4,382,715	618,449
6.236%, 12/25/40 (a) (b)	8,475,380	1,090,185
6.256%, 10/25/41 (a) (b)	19,405,674	3,368,441
9.750%, 11/25/18	5,028,175	5,880,165
9.750%, 08/25/19	1,644,716	1,903,312
Fannie Mae Whole Loan 3.660%, 01/25/43 (a)	594,212	625,316
Freddie Mac 15 Yr. Gold Pool 6.500%, 08/01/13	2,184	2,274
Freddie Mac 30 Yr. 3.500%, TBA	10,900,000	11,191,235
Freddie Mac 30 Yr. Gold Pool
5.000%, 08/01/33	128,169	139,148
5.500%, 12/01/38	4,250,660	4,618,094
6.500%, 03/01/26	1,813	2,074
6.500%, 09/01/39	2,024,015	2,288,790
8.000%, 12/01/19	5,024	5,139
8.000%, 09/01/30	10,475	12,670
9.000%, 10/01/17	1,979	1,988
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	10,647	11,795
Freddie Mac ARM Non-Gold Pool
2.657%, 01/01/35 (a)	41,457	43,973
5.531%, 05/01/37 (a)	76,363	81,153
5.671%, 02/01/37 (a)	29,063	30,483
5.873%, 05/01/37 (a)	89,602	95,617
Freddie Mac REMICS
4.500%, 04/15/32	304,579	334,657
8.500%, 06/15/21	63,564	71,443
Ginnie Mae
0.665%, 12/20/60 (a)	25,122,003	24,753,310
0.685%, 12/20/60 (a)	9,750,769	9,560,605
0.765%, 03/20/61 (a)	7,284,930	7,232,000
0.785%, 12/20/60 (a)	68,577,808	68,035,669
5.645%, 07/20/40 (a) (b)	15,106,621	2,200,462
5.715%, 10/20/39 (a) (b)	11,192,690	1,704,712
5.765%, 12/20/39 (a) (b)	6,948,838	1,053,311
6.215%, 03/20/39 (a) (b)	2,175,793	325,402
6.265%, 10/20/38 (a) (b)	6,088,485	961,596
6.265%, 11/20/38 (a) (b)	7,526,486	1,139,338
6.345%, 11/20/38 (a) (b)	1,602,719	209,166
6.365%, 01/20/40 (a) (b)	4,650,428	679,519
6.468%, 04/16/39 (a) (b)	6,545,743	910,933

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae 30 Yr.
4.000%, TBA	$30,600,000	$32,784,842
5.000%, TBA	17,800,000	19,716,280
5.500%, TBA	20,200,000	22,646,095
6.000%, TBA	6,700,000	7,566,812
Ginnie Mae I 30 Yr. Pool
6.000%, 03/15/33	2,459,310	2,813,451
6.500%, 06/15/31	16,105	18,671
6.500%, 08/15/34	416,092	482,393
7.500%, 01/15/29	12,881	14,200
7.500%, 09/15/29	5,753	6,872
7.500%, 02/15/30	4,611	5,493
7.500%, 09/15/30	25,250	27,635
8.500%, 05/15/18	13,360	13,410
8.500%, 06/15/25	71,205	84,775
9.000%, 12/15/16	7,349	7,709
Ginnie Mae II 30 Yr. Pool
4.500%, 11/20/40	818,863	894,839
4.500%, 12/20/40	2,027,475	2,215,586
4.500%, 01/20/41	641,901	701,457
4.500%, 02/20/41	2,652,676	2,898,794
4.500%, 03/20/41	41,237,309	45,063,354
4.500%, 04/20/41	1,683,699	1,839,914
5.000%, 07/20/40	756,386	837,271
5.000%, 08/20/40	3,752,162	4,153,408
6.000%, 11/20/34	5,638	6,402
6.000%, 06/20/35	10,188	11,568
6.000%, 05/20/40	525,090	594,435
6.000%, 06/20/40	1,499,475	1,697,499
6.000%, 08/20/40	661,474	749,863
6.000%, 09/20/40	1,851,918	2,099,380
6.000%, 10/20/40	1,174,175	1,331,808
6.000%, 11/20/40	1,293,930	1,467,640
6.000%, 01/20/41	1,381,827	1,567,338
6.000%, 03/20/41	5,405,501	6,131,190
6.500%, 10/20/37	1,700,213	1,941,059
NCUA Guaranteed Notes 2.900%, 10/29/20 (a)	30,000,000	31,674,366

		696,401,419

Federal Agencies—32.9%
Federal Farm Credit Bank
0.690%, 06/12/14	15,000,000	14,996,295
1.500%, 11/16/15 (c)	20,000,000	20,421,860
1.950%, 11/15/17	19,980,000	20,564,435
2.625%, 04/17/14	25,000,000	26,196,250
Federal Home Loan Bank
1.400%, 07/12/13	25,000,000	25,006,275
2.000%, 09/14/12	20,000,000	20,244,320
2.625%, 12/08/17 (c)	20,000,000	21,205,380
3.625%, 10/18/13	30,000,000	31,706,370
4.125%, 03/13/20	25,000,000	28,683,875
5.250%, 12/11/20	12,000,000	15,019,272
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	10,410,000	11,799,610

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 0.625%, 12/29/14 (c)	$10,000,000	$9,992,680
1.750%, 09/10/15 (c)	65,000,000	67,062,775
2.500%, 05/27/16	38,000,000	40,244,850
4.750%, 11/17/15 (c)	30,000,000	34,355,640
5.125%, 11/17/17 (c)	30,000,000	36,122,760
5.250%, 04/18/16 (c)	53,000,000	62,435,325
5.500%, 08/23/17 (c)	10,000,000	12,223,050
6.750%, 03/15/31	16,000,000	24,052,240
Federal National Mortgage Association
Zero Coupon, 10/09/19	33,000,000	25,372,545
0.284%, 07/26/12 (a)	13,000,000	13,007,280
5.125%, 01/02/14	37,250,000	40,278,425
6.625%, 11/15/30 (c)	24,000,000	35,547,672
Financing Corp. Fico
Zero Coupon, 09/26/19	14,535,000	12,340,084
Zero Coupon, 12/27/18	16,254,000	14,180,380
Zero Coupon, 06/06/19	27,884,000	23,936,602
Government Trust Certificate Zero Coupon, 10/01/16	8,567,000	7,948,111
National Archives Facility Trust 8.500%, 09/01/19	3,845,003	4,836,821
New Valley Generation II 5.572%, 05/01/20	12,226,106	13,945,096
Overseas Private Investment Corp.
Zero Coupon, 03/15/18	5,000,000	5,025,200
Zero Coupon, 11/18/13	5,000,000	5,003,850
Resolution Funding Corp. Zero Coupon, 10/15/20 (c)	38,159,000	31,459,005
Tennessee Valley Authority
3.875%, 02/15/21 (c)	35,000,000	39,931,745
4.500%, 04/01/18	20,000,000	23,447,360

		818,593,438

U.S. Treasury—19.5%
U.S. Treasury Bonds 8.000%, 11/15/21 (c)	4,000,000	6,251,876
U.S. Treasury Inflation Protected Bonds (TIPS) 2.125%, 02/15/41	2,585,000	3,491,568
U.S. Treasury Notes
0.125%, 08/31/13 (c)	20,000,000	19,975,848
0.250%, 10/31/13 (c)	75,000,000	75,011,700
0.500%, 10/15/14	139,000,000	139,575,599
0.625%, 02/28/13 (c)	60,000,000	60,311,700
1.000%, 10/31/16 (c)	9,000,000	9,087,192
1.500%, 07/31/16	32,500,000	33,599,410
1.750%, 10/31/18	90,000,000	92,629,710
3.125%, 05/15/21	30,000,000	33,496,860
3.500%, 05/15/20 (c)	11,000,000	12,654,301

		486,085,764

Total U.S. Treasury & Government Agencies (Identified Cost $1,961,549,146)		2,001,080,621

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2011

Corporate Bonds & Notes—15.2%

Security Description	Par Amount	Value*

Capital Markets—1.8%
Citigroup Funding, Inc.
0.879%, 03/30/12 (a)	$20,000,000	$20,005,160
1.875%, 10/22/12	25,000,000	25,344,000

		45,349,160

Commercial Banks—1.7%
Bank of the West 2.150%, 03/27/12 (c)	14,015,000	14,082,861
Citibank N.A. 0.465%, 05/07/12 (a)	13,650,000	13,670,325
National Bank of Canada (144A) 2.200%, 10/19/16 (c)	13,000,000	13,107,627

		40,860,813

Consumer Finance—0.9%
Ally Financial, Inc. 0.559%, 12/19/12 (a)	22,485,000	22,475,624

Diversified Financial Services—8.6%
Bank of America Corp. 2.100%, 04/30/12	17,000,000	17,116,195
Citigroup, Inc. 2.125%, 04/30/12 (d)	33,000,000	33,220,011
COP I, LLC 3.650%, 12/05/21	12,450,573	13,210,805
General Electric Capital Corp.
0.740%, 03/12/12 (a)	6,725,000	6,730,918
2.200%, 06/08/12	17,000,000	17,156,060
2.625%, 12/28/12	20,000,000	20,478,700
JPMorgan Chase & Co. 0.824%, 12/26/12 (a)	17,000,000	17,099,688
Private Export Funding Corp.
2.250%, 12/15/17 (c)	40,000,000	41,768,200
3.050%, 10/15/14 (c)	20,000,000	21,249,280
3.550%, 04/15/13	25,000,000	26,006,075

		214,035,932

Thrifts & Mortgage Finance—2.2%
NCUA Guaranteed Notes
3.000%, 06/12/19	5,860,000	6,236,739
3.450%, 06/12/21	45,000,000	48,472,650

		54,709,389

Total Corporate Bonds & Notes (Identified Cost $374,932,665)		377,430,918

Mortgage-Backed Securities—4.8%

Collateralized-Mortgage Obligation—3.6%
American Home Mortgage Assets
0.484%, 11/25/36 (a)	3,625,635	1,489,360
0.484%, 09/25/46 (a)	1,247,379	586,557
Banc of America Funding Corp. 2.706%, 06/20/35 (a)	550,787	240,211

Collateralized-Mortgage Obligation—(Continued)
Banc of America Mortgage Securities, Inc. 2.871%, 07/25/35 (a)	$270,627	$204,575
Citigroup Mortgage Loan Trust, Inc. 2.580%, 12/25/35 (a)	510,382	416,840
Countrywide Alternative Loan Trust
0.485%, 07/25/36 (a)	6,221,813	2,152,884
0.515%, 07/20/35 (a)	1,908,275	1,135,590
0.584%, 05/25/34 (a)	5,264,302	4,016,504
1.394%, 02/25/36 (a)	3,153,700	1,719,779
Countrywide Home Loan Mortgage Pass-Through Trust (144A)
0.654%, 03/25/35 (a)	237,476	183,839
0.714%, 07/25/36 (a)	1,898,914	1,615,826
Deutsche Mortgage Securities, Inc. (144A) 5.243%, 06/26/35 (a)	4,870,000	4,517,524
FDIC Structured Sale Gauranteed Notes (144A) 0.820%, 02/25/48 (a)	4,766,730	4,757,453
First Horizon Alternative Mortgage Securities 0.664%, 02/25/37 (a)	491,080	251,944
GMAC Mortgage Corp. Loan Trust 2.789%, 11/19/35 (a)	1,222,798	890,597
Greenpoint Mortgage Funding Trust 0.374%, 03/25/37 (a)	434,067	319,395
GSMPS Mortgage Loan Trust (144A)
0.644%, 01/25/35 (a)	659,094	506,141
0.644%, 09/25/35 (a)	840,585	656,199
0.694%, 06/25/34 (a)	1,127,662	920,291
3.714%, 06/25/34 (a)	6,400,295	5,788,280
GSR Mortgage Loan Trust 2.631%, 04/25/35 (a)	1,459,817	1,207,969
Harborview Mortgage Trust
0.435%, 03/19/38 (a)	597,235	319,819
0.465%, 11/19/46 (a)	240,734	99,132
0.485%, 10/19/37 (a)	534,850	296,361
Impac Secured Assets CMN Owner Trust 0.614%, 03/25/36 (a)	6,572,849	2,786,967
JPMorgan Mortgage Trust 2.169%, 07/25/34 (a)	546,112	510,291
Luminent Mortgage Trust 0.484%, 05/25/46 (a)	4,153,409	1,745,944
MASTR Adjustable Rate Mortgages Trust
0.494%, 05/25/47 (a)	8,420,948	4,095,974
1.020%, 12/25/46 (a)	9,747,876	2,567,240
2.254%, 02/25/34 (a)	337,412	254,504
3.296%, 12/25/34 (a)	31,231	22,800
MASTR Reperforming Loan Trust (144A)
0.644%, 05/25/35 (a)	555,555	439,905
3.532%, 05/25/35 (a)	5,966,052	4,894,060
5.308%, 05/25/36 (a)	5,402,910	4,813,409
6.000%, 08/25/34	140,327	136,706
7.000%, 08/25/34	646,735	661,743
MASTR Seasoned Securitization Trust 3.877%, 10/25/32 (a)	42,821	34,574
Merrill Lynch Mortgage Investors, Inc. 0.564%, 04/25/35 (a)	94,111	67,079

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Morgan Stanley Mortgage Loan Trust
0.364%, 06/25/36 (a)	$992,637	$408,523
2.448%, 07/25/35 (a)	531,337	348,853
2.507%, 10/25/34 (a)	275,702	244,839
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	65,933	66,745
Novastar Mortgage-Backed Notes 0.484%, 06/25/36 (a)	3,926,283	2,606,023
Provident Funding Mortgage Loan Trust
2.674%, 05/25/35 (a)	1,845,957	1,509,775
2.686%, 10/25/35 (a)	274,281	238,769
Residential Accredit Loans, Inc.
0.454%, 01/25/37 (a)	706,027	375,534
0.694%, 10/25/45 (a)	625,033	317,736
3.703%, 12/25/35 (a)	3,515,264	1,658,842
Residential Funding Mortgage Securities I 4.750%, 12/25/18	1,190,692	1,216,213
SACO I, Inc. (144A) 8.802%, 06/25/21 (a)	2,928,240	3,064,272
Structured Adjustable Rate Mortgage Loan Trust 2.555%, 05/25/35 (a)	7,118,264	5,272,427
Structured Asset Mortgage Investments, Inc.
0.474%, 09/25/37 (a)	3,884,655	1,956,810
0.474%, 07/25/46 (a)	402,405	215,119
Structured Asset Securities Corp. (144A)
0.644%, 04/25/35 (a)	4,730,999	3,766,570
0.694%, 09/25/33 (a)	65,542	56,793
3.734%, 06/25/35 (a)	280,327	232,769
Thornburg Mortgage Securities Trust 0.387%, 06/25/37 (a)	4,374,877	4,326,250
6.039%, 09/25/37 (a)	193,625	171,885
6.054%, 09/25/37 (a)	193,415	188,097
WaMu Mortgage Pass-Through Certificates
0.554%, 11/25/45 (a)	126,589	89,876
0.564%, 12/25/45 (a)	3,311,174	2,359,218
0.584%, 12/25/45 (a)	268,744	185,218
0.614%, 08/25/45 (a)	313,510	228,510
0.694%, 08/25/45 (a)	644,199	399,112
0.958%, 06/25/47 (a)	342,359	198,084
2.576%, 04/25/35 (a)	100,000	69,796

		89,096,924

Commercial Mortgage-Backed Securities—1.2%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	84,213
FDIC Structured Sale Guaranteed Notes (144A) 2.980%, 12/06/20	29,336,719	30,482,816

		30,567,029

Total Mortgage-Backed Securities (Identified Cost $146,162,110)		119,663,953

Foreign Government—3.1%
Security Description	Par Amount	Value*

Sovereign—3.1%
Egypt Government AID Bonds 4.450%, 09/15/15	$20,000,000	$22,374,400
Israel Government AID Bonds
Zero Coupon, 11/15/18	20,869,000	18,487,117
Zero Coupon, 08/15/16	28,251,000	26,709,286
Zero Coupon, 09/15/16	10,000,000	9,434,220

Total Foreign Government (Identified Cost $76,295,878)		77,005,023

Asset-Backed Securities—2.9%

Asset Backed-Credit Card—1.7%
Citibank Credit Card Issuance Trust 2.250%, 12/23/14 (c)	42,000,000	42,620,558
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.448%, 09/15/18 (a)	1,135,434	1,087,405

		43,707,963

Asset Backed-Home Equity—0.1%
Bayview Financial Aquisition Trust 0.879%, 08/28/44 (a)	20,728	19,846
Bayview Financial Asset Trust (144A) 0.894%, 12/25/39 (a)	469,080	345,429
Bear Stearns Asset Backed Securities Trust 0.404%, 10/25/36 (a)	318,805	313,410
EMC Mortgage Loan Trust (144A) 0.744%, 12/25/42 (a)	118,359	90,309
IndyMac Seconds Asset Backed Trust 0.424%, 06/25/36 (a)	4,996,079	635,176
Morgan Stanley Mortgage Loan Trust
0.384%, 09/25/46 (a)	340,496	109,871
0.444%, 03/25/36 (a)	2,340,375	495,558
Option One Mortgage Loan Trust 0.874%, 06/25/33 (a)	162,654	131,554
Structured Asset Securities Corp. (144A) 0.404%, 02/25/36 (a)	2,631,679	107,823

		2,248,976

Asset Backed-Other—1.1%
ACE Securities Corp. 0.424%, 02/25/31 (a)	1,261,204	967,399
Amortizing Residential Collateral Trust 0.574%, 01/01/32 (a)	85,036	53,726
Countrywide Home Equity Loan Trust
0.418%, 12/25/31 (a)	2,291,397	1,376,694
0.428%, 11/15/36 (a)	85,836	61,151
0.558%, 02/15/34 (a)	461,282	266,329
0.568%, 02/15/34 (a)	287,080	187,253
0.648%, 12/15/28 (a)	100,899	96,158
0.828%, 08/15/37 (a)	441,946	362,932
Fremont Home Loan Trust 0.394%, 08/25/36 (a)	195,301	46,358

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Shares/Par Amount	Value*

Asset Backed-Other—(Continued)
GMAC Mortgage Corp. Loan Trust
0.474%, 07/25/36 (a)	$993,470	$615,236
0.504%, 11/25/36 (a)	5,349,005	3,242,433
GSAMP Trust 0.384%, 07/05/36 (a)	1,355,622	151,084
GSR Mortgage Loan Trust 0.564%, 11/25/30 (a)	215,245	14,513
NCUA Guaranteed Notes 0.624%, 12/07/20 (a)	15,897,942	15,944,205
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	1,556,551	781,403
RAAC Series (144A) 0.564%, 05/25/36 (a)	2,733,130	1,638,845
SACO I, Inc.
0.554%, 06/25/36 (a)	1,564,521	627,410
0.594%, 04/25/36 (a)	656,290	238,147
0.814%, 06/25/36 (a)	25,208	15,168
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	818,666	449,379
WMC Mortgage Loan Pass-Through Certificates 0.915%, 07/20/29 (a)	42,421	38,455

		27,174,278

Total Asset-Backed Securities (Identified Cost $88,653,904)		73,131,217

Short Term Investments—15.0%

Discount Notes—3.3%
Federal Home Loan Bank 0.044%%, 05/15/12	37,000,000	36,977,800
Federal Home Loan Mortgage Corp.
0.016%, 01/10/12 (d)	2,650,000	2,649,922
0.036%, 03/20/12	16,400,000	16,395,141
0.036%, 05/15/12	20,000,000	19,990,250
Federal National Mortgage Association 0.043%, 05/09/12	4,990,000	4,988,659

		81,001,772

Mutual Funds—10.9%
State Street Navigator Securities Lending Prime Portfolio (e)	272,750,826	272,750,826

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $21,130,023 on 01/03/12, collateralized by $20,915,000 U.S. Treasury Note at 1.375% due 11/30/15 with a value of $21,552,949.	$21,130,000	$21,130,000

Total Short Term Investments (Identified Cost $374,882,598)		374,882,598

Total Investments—121.3% (Identified Cost $3,022,476,301) (f)		3,023,194,330
Liabilities in excess of other assets		(531,776,117)

Net Assets—100.0%		$2,491,418,213

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $317,965,309 and the collateral received consisted of cash in the amount of $272,750,826 and non-cash collateral with a value of $51,375,000. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2011, the market value of securities pledged was $5,175,725.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,033,454,683. The aggregate unrealized appreciation and depreciation of investments was $43,907,231 and $(54,167,584), respectively, resulting in net unrealized depreciation of $(10,260,353) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $83,938,779, which is 3.4% of net assets.
(NCUA)—	National Credit Union Administration
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	03/30/2012	262	$32,115,641	$32,293,547	$177,906

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	03/21/2012	(918)	(119,479,603)	(120,372,750)	(893,147)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	03/21/2012	(408)	(58,847,651)	(59,083,500)	(235,849)

Net Unrealized Depreciation						$(951,090)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,001,080,621	$—	$2,001,080,621
Total Corporate Bonds & Notes*	—	377,430,918	—	377,430,918
Total Mortgage-Backed Securities*	—	119,663,953	—	119,663,953
Total Asset-Backed Securities*	—	73,131,217	—	73,131,217
Total Foreign Government*	—	77,005,023	—	77,005,023
Short Term Investments
Discount Notes	—	81,001,772	—	81,001,772
Mutual Funds	272,750,826	—	—	272,750,826
Repurchase Agreement	—	21,130,000	—	21,130,000
Total Short Term Investments	272,750,826	102,131,772	—	374,882,598
Total Investments	$272,750,826	$2,750,443,504	$—	$3,023,194,330

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$177,906	$—	$—	$177,906
Futures Contracts (Unrealized Depreciation)	(1,128,996)	—	—	(1,128,996)
Total Futures Contracts (Net Unrealized Depreciation)	(951,090)	—	—	(951,090)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)		$3,023,194,330
Cash		33,397
Receivable for:
Securities sold		123,634,140
Fund shares sold		2,164,434
Interest and dividends		8,921,743
Miscellaneous assets		3,648

Total Assets		3,157,951,692
Liabilities
Payable for:
Securities purchased	$391,320,508
Fund shares redeemed	871,048
Futures variation margin	340,656
Collateral for securities loaned	272,750,826
Accrued expenses:
Management fees	976,834
Distribution and service fees	119,455
Deferred directors’ fees	30,171
Other expenses	123,981

Total Liabilities		666,533,479

Net Assets		$2,491,418,213

Net assets consists of:
Paid in surplus		$2,458,575,158
Undistributed net investment income		51,581,445
Accumulated net realized losses		(18,508,976)
Unrealized depreciation on investments		(229,414)

Net Assets		$2,491,418,213

Net Assets
Class A		$1,904,552,674
Class B		538,148,807
Class E		48,716,732
Capital Shares (Authorized) Outstanding
Class A (210,000,000)		155,978,064
Class B (55,000,000)		44,296,208
Class E (15,000,000)		4,005,867
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.21
Class B		12.15
Class E		12.16

(a)	Identified cost of investments was $3,022,476,301.
(b)	Includes securities on loan with a value of $317,965,309.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest (a)		$48,703,478

Expenses
Management fees	$11,484,890
Distribution and service fees—Class B	1,249,230
Distribution and service fees—Class E	79,925
Directors’ fees and expenses	50,843
Custodian and accounting	228,726
Audit and tax services	57,762
Legal	27,251
Shareholder reporting	156,970
Insurance	28,850
Miscellaneous	20,479

Total expenses	13,384,926
Less management fee waivers	(150,000)	13,234,926

Net Investment Income		35,468,552

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,349,728
Futures contracts	(25,068,502)	11,281,226

Net change in unrealized appreciation (depreciation) on:
Investments	88,472,873
Futures contracts	(7,032,664)	81,440,209

Net realized and unrealized gain		92,721,435

Net Increase in Net Assets From Operations		$128,189,987

(a)	Includes net income on securities loaned of $658,815.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,468,552	$27,434,730
Net realized gain	11,281,226	78,652,029
Net change in unrealized appreciation	81,440,209	2,122,131

Increase in net assets from operations	128,189,987	108,208,890

From Distributions to Shareholders
Net investment income
Class A	(28,629,313)	(36,519,996)
Class B	(6,163,236)	(9,633,594)
Class E	(734,242)	(1,629,081)

	(35,526,791)	(47,782,671)

Net realized capital gain
Class A	(65,706,619)	(3,850,000)
Class B	(16,918,686)	(1,112,791)
Class E	(1,868,980)	(181,585)

	(84,494,285)	(5,144,376)

Total distributions	(120,021,076)	(52,927,047)

Increase in net assets from capital share transactions	128,990,520	619,096,309

Total increase in net assets	137,159,431	674,378,152

Net Assets
Beginning of the period	2,354,258,782	1,679,880,630

End of the period	$2,491,418,213	$2,354,258,782

Undistributed Net Investment Income
End of the period	$51,581,445	$35,298,336

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	30,891,248	$372,044,760	52,821,956	$632,949,426
Reinvestments	8,076,706	94,335,932	3,426,995	40,369,996
Redemptions	(33,341,476)	(397,717,994)	(12,027,846)	(145,968,803)

Net increase	5,626,478	$68,662,698	44,221,105	$527,350,619

Class B
Sales	13,521,821	$162,945,653	14,077,996	$170,227,588
Reinvestments	1,981,281	23,081,922	915,365	10,746,385
Redemptions	(9,714,508)	(116,670,437)	(6,662,126)	(80,552,801)

Net increase	5,788,594	$69,357,138	8,331,235	$100,421,172

Class E
Sales	454,458	$5,452,509	559,687	$6,772,136
Reinvestments	223,453	2,603,222	154,099	1,810,666
Redemptions	(1,420,242)	(17,085,047)	(1,428,646)	(17,258,284)

Net decrease	(742,331)	$(9,029,316)	(714,860)	$(8,675,482)

Increase derived from capital share transactions		$128,990,520		$619,096,309

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.17	$11.86	$11.92	$12.48	$12.30

Income (Loss) From Investment Operations
Net investment income (a)	0.18	0.17	0.36	0.50	0.57
Net realized and unrealized gain (loss) on investments	0.46	0.51	0.13	(0.53)	(0.05)

Total from investment operations	0.64	0.68	0.49	(0.03)	0.52

Less Distributions
Distributions from net investment income	(0.18)	(0.33)	(0.55)	(0.53)	(0.34)
Distributions from net realized capital gains	(0.42)	(0.04)	0.00	0.00	0.00

Total distributions	(0.60)	(0.37)	(0.55)	(0.53)	(0.34)

Net Asset Value, End of Period	$12.21	$12.17	$11.86	$11.92	$12.48

Total Return (%)	5.51	5.81	4.33	(0.36)	4.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	0.50	0.52	0.52	0.54
Net ratio of expenses to average net assets (%) (b)	0.49	0.49	0.52	N/A	N/A
Ratio of net investment income to average net assets (%)	1.51	1.36	3.04	4.12	4.66
Portfolio turnover rate (%)	549	551	262	436	685
Net assets, end of period (in millions)	$1,904.55	$1,830.22	$1,259.02	$989.32	$1,032.05

	Class B
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.11	$11.81	$11.87	$12.43	$12.25

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.13	0.32	0.46	0.54
Net realized and unrealized gain (loss) on investments	0.46	0.51	0.14	(0.52)	(0.05)

Total from investment operations	0.61	0.64	0.46	(0.06)	0.49

Less Distributions
Distributions from net investment income	(0.15)	(0.30)	(0.52)	(0.50)	(0.31)
Distributions from net realized capital gains	(0.42)	(0.04)	0.00	0.00	0.00

Total distributions	(0.57)	(0.34)	(0.52)	(0.50)	(0.31)

Net Asset Value, End of Period	$12.15	$12.11	$11.81	$11.87	$12.43

Total Return (%)	5.27	5.49	4.08	(0.53)	4.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.75	0.77	0.77	0.79
Net ratio of expenses to average net assets (%) (b)	0.74	0.74	0.77	N/A	N/A
Ratio of net investment income to average net assets (%)	1.26	1.12	2.79	3.87	4.41
Portfolio turnover rate (%)	549	551	262	436	685
Net assets, end of period (in millions)	$538.15	$466.46	$356.30	$258.92	$226.69

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.13	$11.82	$11.88	$12.44	$12.26

Income (Loss) From Investment Operations
Net investment income (a)	0.16	0.15	0.34	0.48	0.55
Net realized and unrealized gain (loss) on investments	0.46	0.51	0.14	(0.53)	(0.05)

Total from investment operations	0.62	0.66	0.48	(0.05)	0.50

Less Distributions
Distributions from net investment income	(0.17)	(0.31)	(0.54)	(0.51)	(0.32)
Distributions from net realized capital gains	(0.42)	(0.04)	0.00	0.00	0.00

Total distributions	(0.59)	(0.35)	(0.54)	(0.51)	(0.32)

Net Asset Value, End of Period	$12.16	$12.13	$11.82	$11.88	$12.44

Total Return (%)	5.28	5.67	4.19	(0.43)	4.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.65	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (b)	0.64	0.64	0.67	N/A	N/A
Ratio of net investment income to average net assets (%)	1.35	1.20	2.94	3.98	4.51
Portfolio turnover rate (%)	549	551	262	436	685
Net assets, end of period (in millions)	$48.72	$57.58	$64.56	$70.71	$91.64

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available,

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser or the relevant subadviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar- denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2011	% per Annum	Average Daily Net Assets
$11,484,890	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers agreed, for the period May 1, 2011 to December 31, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	On amounts over $	200 million and under $500 million

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$14,218,885,289	$262,715,895	$14,554,893,893	$122,709,698

5.	DERIVATIVE INSTRUMENTS

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized depreciation on investments	$177,906	*	Net Assets—Unrealized depreciation on investments	$(1,128,996	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Location	Interest Rate
Statement of Operations—Net Realized Loss
Futures Contracts	$(25,068,502)

Statement of Operations—Net Change in Unrealized Depreciation
Futures Contracts	$(7,032,664)

Derivative Description	Average Notional Amount
Futures Contracts Short	(233,275,000)
Futures Contracts Long	8,933,333

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$111,365,133	$52,927,047	$8,655,943	$—	$—	$—	$120,021,076	$52,927,047

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$51,611,615	$—	$(10,256,706)	$—	$(8,481,681)	$32,873,228

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated long-term capital losses were $8,481,681. The Portfolio had no pre-enactment accumulated capital loss carryforwards.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

10.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Portfolio at the Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-31

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-32

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Metropolitan Series Fund, Inc. Zenith Equity Portfolio Annual Report	December 31, 2011

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2011, the Class A shares of the Zenith Equity Portfolio returned -3.39%. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 2.11%.

MARKET ENVIRONMENT/CONDITIONS

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks were extremely volatile throughout the year. Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

PORTFOLIO REVIEW/YEAR-END POSITIONING

The Portfolio is a ‘fund of funds’ consisting of underlying portfolios of the Metropolitan Series Fund and the Met Investors Series Trust: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Pioneer Fund Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. MetLife Advisers expects that the combination of these three underlying portfolios will provide a diversified portfolio with exposure to primarily large cap stocks with both value and growth characteristics. All three of the underlying portfolios underperformed both the broad and style specific benchmarks during 2011.

While the Jennison Growth Portfolio eked out a positive return, it underperformed its benchmark index. Its underperformance came largely in the year’s final months. Over the year, stock selection was detrimental in Energy, Healthcare, and Financials. Oil services company Schlumberger, Ltd. was adversely affected by disruptions in the Middle East and an unfavorable pricing environment that hurt international margins.

The FI Value Leaders Portfolio was hurt mostly by holdings in the Financials, Industrials, and Telecommunication Services sectors. This offset strength in the Materials sector. The Portfolio’s position in MF Global Holdings, Ltd. weighed on the Financials sector. MF Global acted as a broker in markets for commodities and listed derivatives. The high profile company reported a third quarter loss, and then filed for Chapter 11 bankruptcy protection after a weekend of negotiations failed to lead to a sale of the firm. NII Holdings, Inc. was one of the largest detractors in the Telecommunication Services sector. The Latin American wireless operator declared weak financial results for the third quarter.

For the Pioneer Fund Portfolio, security selection was the primary cause of weak performance. Returns were hurt most by stock selection in the Healthcare, Consumer Discretionary, and Information Technology sectors. Notable laggards in Healthcare included Becton Dickinson, St. Jude Medical, C.R. Bard, Teva Pharmaceuticals, and Hospira. The largest single drag on returns in the Information Technology sector was the lack of a position in Apple. The majority of the Portfolio’s Consumer Discretionary sector underperformance was attributable to overweighting of Ford Motor and other auto-related names (Johnson Controls, Borg-Warner).

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2011

	1 Year	5 Year	10 Year
Zenith Equity Portfolio	-3.39	-1.43	2.37
S&P 500 Index	2.11	-0.25	2.92

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Portfolio performance calculation includes reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2011

Top Holdings

% of Net Assets
Pioneer Fund Portfolio, (Class A)	33.5
Jennison Growth Portfolio, (Class A)	33.5
FI Value Leaders Portfolio, (Class A)	33.0

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period** July 1, 2011 to December 31, 2011
Class A(a)	Actual	0.71%	$1,000.00	$913.60	$3.42
	Hypothetical*	0.71%	$1,000.00	$1,021.59	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Zenith Equity Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,163,405	$153,150,568
Jennison Growth Portfolio, (Class A) (a)	12,806,512	155,471,057
Pioneer Fund Portfolio, (Class A) (b)	11,664,048	155,715,041

Total Mutual Funds (Identified Cost $502,326,912)		464,336,666

Total Investments—100.0% (Identified Cost $502,326,912) (c)		464,336,666
Liabilities in excess of other assets		(74,222)

Net Assets—100.0%		$464,262,444

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $513,136,322. The aggregate unrealized appreciation and depreciation of investments was $6,873,161 and $(55,672,817), respectively, resulting in net unrealized depreciation of $(48,799,656) for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2011
FI Value Leaders	1,226,778	55,866	119,239	1,163,405
Jennison Growth	14,874,991	53,484	2,121,963	12,806,512
Pioneer Fund	12,970,603	183,968	1,490,523	11,664,048

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2011
FI Value Leaders	$(1,138,928)	$0	$1,839,391	$153,150,568
Jennison Growth	6,820,164	0	487,783	155,471,057
Pioneer Fund	(1,906,153)	0	2,152,469	155,715,041

	$3,775,083	$0	$4,479,643	$464,336,666

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$464,336,666	$—	$—	$464,336,666
Total Investments	$464,336,666	$—	$—	$464,336,666

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)		$464,336,666
Receivable for:
Affiliated securities sold		701,741
Fund shares sold		12,697

Total Assets		465,051,104
Liabilities
Payable for:
Fund shares redeemed	$714,358
Due to custodian bank	80
Accrued expenses:
Deferred directors’ fees	42,356
Other expenses	31,866

Total Liabilities		788,660

Net Assets		$464,262,444

Net assets consists of:
Paid in surplus		$532,781,832
Undistributed net investment income		4,276,936
Accumulated net realized losses		(34,806,078)
Unrealized depreciation on affiliated investments		(37,990,246)

Net Assets		$464,262,444

Net Assets
Class A		$464,262,444
Capital Shares (Authorized) Outstanding
Class A (3,000,000)		1,522,230
Net Asset Value, Offering and Redemption Price Per Share
Class A		$304.99

(a)	Identified cost of affiliated investments was $502,326,912.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from affiliated Underlying Portfolios		$4,479,643

Expenses
Directors’ fees and expenses	$7,475
Custodian and accounting	30,679
Audit and tax services	24,665
Legal	5,814
Miscellaneous	7,740

Total expenses		76,373

Net Investment Income		4,403,270

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments (a)		3,815,907
Net change in unrealized depreciation on:
Affiliated investments		(24,280,988)

Net realized and unrealized loss		(20,465,081)

Net Decrease in Net Assets From Operations		$(16,061,811)

(a)	Includes $40,824 received from class action settlements related to investments previously held.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,403,270	$5,260,521
Net realized gain (loss)	3,815,907	(6,667,826)
Net change in unrealized appreciation (depreciation)	(24,280,988)	69,629,684

Increase (decrease) in net assets from operations	(16,061,811)	68,222,379

From Distributions to Shareholders
Net Investment Income	(5,341,593)	(8,089,578)

Total distributions	(5,341,593)	(8,089,578)

Decrease in net assets from capital share transactions	(51,824,035)	(51,892,873)

Total increase (decrease) in net assets	(73,227,439)	8,239,928

Net Assets
Beginning of the period	537,489,883	529,249,955

End of the period	$464,262,444	$537,489,883

Undistributed Net Investment Income
End of the period	$4,276,936	$5,215,259

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Sales	21,454	$6,720,915	27,227	$7,761,068
Reinvestments	16,051	5,341,593	26,615	8,089,578
Redemptions	(201,237)	(63,886,543)	(235,062)	(67,743,519)

Net decrease derived from capital share transactions	(163,732)	$(51,824,035)	(181,220)	$(51,892,873)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

Selected per share data
	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$318.80	$283.45	$279.73	$468.93	$448.85

Income (Loss) From Investment Operations
Net investment income (a)	2.75	2.95	4.55	7.34	2.91
Net realized and unrealized gain (loss) on investments	(13.27)	36.89	59.16	(183.50)	20.66

Total from investment operations	(10.52)	39.84	63.71	(176.16)	23.57

Less Distributions
Distributions from net investment income	(3.29)	(4.49)	(17.27)	(10.38)	(3.49)
Distributions from net realized capital gains	0.00	0.00	(42.72)	(2.66)	0.00

Total distributions	(3.29)	(4.49)	(59.99)	(13.04)	(3.49)

Net Asset Value, End of Period	$304.99	$318.80	$283.45	$279.73	$468.93

Total Return (%)	(3.39)	14.14	30.41	(38.52)	5.26

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.02	0.02	0.02	0.01	0.01
Ratio of net investment income to average net assets (%) (c)	0.86	1.02	1.80	1.92	0.62
Portfolio turnover rate (%)	2	2	5	17	11
Net assets, end of period (in millions)	$464.26	$537.49	$529.25	$454.99	$852.98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2011

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. These adjustments have no impact on net assets or the results of operations.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2011 were $11,602,782 and $64,313,833, respectively.

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$5,341,593	$8,089,578	$—	$—	$—	$—	$5,341,593	$8,089,578

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,319,292	$—	$(48,799,656)	$(23,996,668)	$—	$(68,477,032)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$6,970,087	$17,026,581	$23,996,668

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9.	SUBSEQUENT EVENTS

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of Met Investors Series Trust (the “Trust”) (“Proposal I”); (ii) to amend the existing advisory agreement of the Asset Allocation Portfolio for the purpose of revising the terms of that agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for the Asset Allocation Portfolio at the Asset Allocation Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each series of the Fund (each, an “MSF Portfolio”), including the Asset Allocation Portfolio, to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; and (c) the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were approved at a meeting of shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective on or about April 30, 2012. The Reorganization is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Zenith Equity Portfolio and the Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Zenith Equity Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zenith Equity Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

February 28, 2012

MSF-12

Metropolitan Series Fund, Inc.

Directors and Officers

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

The Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors
Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	34	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

John T. Ludes*** (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	34	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	34	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
***	Effective December 31, 2011, Mr. Ludes retired from the Board of Directors.
(1)	Previous positions during the past five years with the Fund, MetLife, Inc., MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of Met Investors Series Trust.

The Statement of Additional Information contains additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-14

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks; (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints”; (iii) sales and redemption data; (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund; and (v) information obtained through each subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by the subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition; (vii) each Portfolio’s investment objectives and strategies; (viii) the education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research; (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services; (x) the resources devoted to, and the record of, compliance with the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (xi) any material legal and regulatory proceedings affecting MetLife Advisers or the subadvisers; and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 21, 2011, the Board, including the Independent Directors, at its November 16-17, 2011 meeting (the “November Meeting”), approved the continuation through December 31, 2012 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-15

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

With respect to the Artio International Stock Portfolio, the Directors considered that, because of persistent disappointing performance results from the Portfolio, Artio Global Management LLC (“Artio”) was expected to be replaced as subadviser to that Portfolio in the near future. In approving the Subadvisory Agreement for the Artio International Stock Portfolio, the Directors considered MetLife Advisers’ representation that it believed that Artio continued to follow a consistent investment approach and had adequate personnel and resources to remain subadviser to the Artio International Stock Portfolio pending the appointment of a replacement subadviser.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ institution of an additional advisory fee waiver for the Loomis Sayles Small Cap Core Portfolio effective October 1, 2011, which would lower the effective advisory fee for that Portfolio. The Directors also considered MetLife Advisers’ proposals to amend the Subadvisory Agreements for the Davis Venture Value Portfolio, the MFS Value Portfolio, the Western Asset Management Strategic Bond Portfolio, the Western Asset Management U.S. Government Portfolio and the Met/Dimensional International Small Company Portfolio effective October 1, 2011, January 1, 2012, January 1, 2012, January 1, 2012 and May 1, 2012, respectively, which were presented at the November Meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to those Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers, noting that the adjustments in the subadvisory fee schedules would generally be matched by reductions to MetLife Advisers’ fee in each case. However, the Directors recognized that, in respect of the MFS Value Portfolio, there are certain asset levels at which the subadvisory fee reduction would not be fully matched by reductions in MetLife Advisers’ fee, and that, consequently, there would be some increase to MetLife Advisers’ profitability.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2011 in light of, among other things, the low interest rate environment.

MSF-16

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser (which is an affiliate of MetLife Advisers) has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if reported to the Directors) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, any relevant subadvisers (if reported to the Directors) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

any so-called “fall-out benefits” to the Advisers. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

MSF-17

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2012.

New Subadvisory Arrangements

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, at a meeting on January 11, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio to Baillie Gifford Overseas Limited (“Baillie Gifford”) and for the Neuberger Berman Mid Cap Value Portfolio from Neuberger Berman Management LLC to Lord, Abbett & Co. LLC (“Lord Abbett” and, together with Baillie Gifford, the “New Subadvisers”).

In making the determination to approve the changes in subadvisers for the Portfolios, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreements with Baillie Gifford and Lord Abbett (the “New Subadvisory Agreements”). (For example, the profitability to Baillie Gifford of the proposed subadvisory relationship was not considered, because Baillie Gifford had not yet begun managing the Artio International Stock Portfolio and, accordingly, no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In respect of Lord Abbett, the Directors also considered Lord Abbett’s experience acting as subadviser to the Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust (“MIST”), including, among other things, the performance of that Portfolio. In addition to these factors, the Board also considered

•	the experience, investment style and investment performance history of the New Subadvisers as portfolio managers;

•	that the Artio International Stock Portfolio’s total expense ratio is expected to decline slightly as a result of the New Subadvisory Agreement with Baillie Gifford;

•

that the subadvisory fee schedule for Lord Abbett set forth in the proposed New Subadvisory Agreement is slightly lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to waive its advisory fee by an amount corresponding to such savings for a period of time;

•	that MetLife Advisers expects to propose the reorganization of the Neuberger Berman Mid Cap Value Portfolio into the Lord Abbett Mid Cap Value Portfolio in the near future; and

•	the expected transition costs of the change of subadvisers.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the New Subadvisory Agreements effective February 1, 2012, with respect to Baillie Gifford, and January 12, 2012, with respect to Lord Abbett.

Amended Advisory Agreement

At the November Meeting, MetLife Advisers proposed to the Board that each Portfolio’s existing advisory agreement (each, an “Existing Advisory Agreement”) be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party administrator (an “Administrator”) to perform administrative services for each Portfolio at the Portfolio’s expense pursuant to an administrative services agreement with the Fund (the “Administrative Services Agreement”), and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them. In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the amended advisory agreement (the “Amended Advisory Agreement”) includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the other twenty-three Portfolios of the Fund (the “Group B Portfolios”).

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ Advisory Agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-18

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The nature, extent and quality of the services expected to be provided to the relevant Portfolios under the Amended Advisory Agreement. The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by MetLife Advisers and any Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors noted that the investment advisory services provided by MetLife Advisers and the fees payable to MetLife Advisers were not proposed to change. The Directors considered MetLife Advisers’ continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by any Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from MetLife Advisers that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, MetLife Advisers’ staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of MetLife Advisers’ staff may enhance the supervision of the administrative services provided by an Administrator to the Portfolios.

The Directors also considered information provided to them regarding services an Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information assisted the Directors in assessing the likely scope of the administrative services that were expected to be provided by an Administrator and MetLife Advisers’ ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify MetLife Advisers’ responsibilities to the Group A Portfolios, especially with respect to MetLife Advisers’ role in overseeing any subadvisers. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from MetLife Advisers that MetLife Advisers did not expect any changes in the type or quality of investment management services MetLife Advisers currently provides to the Group A Portfolios.

The costs of the services to be provided and profits to be realized by MetLife Advisers from its relationship with the Portfolios. The Directors considered information regarding the proposed effect of the Amended Advisory Agreement on each Portfolio’s total operating expenses. The Directors considered that the retention of an Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those relating to the portfolios of MIST (the “MIST Portfolios”), and the Board considered reports from MetLife Advisers regarding its experience with the use of an Administrator for the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of MetLife Advisers’ obligations under the Existing Advisory Agreements could be to reduce MetLife Advisers’ expenses and consequently increase MetLife Advisers’ profitability. The Directors noted that MetLife Advisers had estimated its annual savings if the Amended Advisory Agreement were approved by all of the Portfolios at $300,000 and that the Directors had received information from MetLife Advisers regarding MetLife Advisers’ profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that MetLife Advisers’ profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services to be provided by an Administrator.

Economies of Scale. The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios.

Other Factors. The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain an Administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

MSF-19

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Based on their evaluation of the factors they deemed relevant, including, but not limited to, those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve the Amended Advisory Agreement. In their consideration and evaluation of the Amended Advisory Agreement, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Item 2. Code of Ethics.

As of December 31, 2011, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit -Related Fees	Tax Fees	All Other Fees
2010	$961,000	$0	$305,260	$0
2011	$1,084,000	$0	$308,400	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2010 and June 30, 2011 respectively; and (ii) related to reorganizations involving certain portfolios of the Registrant.

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f)	Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2010	$7,200,000
2011	$7,900,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(2) Certifications required by Rule 30a-2(a) under the Act.

(3) Not applicable.

(b) Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President and Chief Executive Officer
Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President and Chief Executive Officer
Date:	March 5, 2012

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Vice President, Treasurer and Principal Financial and Accounting Officer
Date:	March 5, 2012

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act